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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF

                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-3732
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                            MFS/SUN LIFE SERIES TRUST
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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               (Address of principal executive offices) (Zip code)

                             James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                      Date of fiscal year end: December 31
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                     Date of reporting period: June 30, 2004
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ITEM 1. REPORTS TO STOCKHOLDERS.
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[MFS(R)/SUN LIFE SERIES TRUST LOGO]

SEMIANNUAL REPORT - JUNE 30, 2004


BOND SERIES
EMERGING MARKETS EQUITY SERIES
GLOBAL GOVERNMENTS SERIES
GLOBAL TOTAL RETURN SERIES
GOVERNMENT SECURITIES SERIES
HIGH YIELD SERIES
INTERNATIONAL VALUE SERIES
MONEY MARKET SERIES
STRATEGIC INCOME SERIES

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TABLE OF CONTENTS

Letter from the CEO of MFS                                                       1

Management Review                                                                2

Performance Summary                                                              8

Portfolio of Investments                                                        11

Financial Statements                                                            38

Notes to Financial Statements                                                   53

Trustees and Officers                                                           65

ANNUITIES ARE DESIGNED FOR LONG-TERM RETIREMENT INVESTING. PROSPECTUSES FOR THE VARIABLE ANNUITY PRODUCT AND THE VARIABLE INVESTMENT OPTIONS CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ BOTH PROSPECTUSES CAREFULLY BEFORE INVESTING AS THEY CONTAIN COMPLETE INFORMATION ON THE INVESTMENT OBJECTIVES AND RISKS, CHARGES, EXPENSES SUCH AS MORTALITY AND EXPENSE RISK, OPTIONAL DEATH AND LIVING BENEFIT CHARGES, AND SURRENDER AND INVESTMENT OPTION CHARGES. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUSES, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

    NOT FDIC INSURED    MAY LOSE VALUE             NO BANK GUARANTEE
    NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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LETTER FROM THE CEO OF MFS
DEAR CONTRACT OWNERS,

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This Committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

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Respectfully,

/s/ Robert J. Manning
Robert J. Manning
Chief Executive Officer and Chief Investment Officer
MFS Investment Management(R),
investment advisor to the MFS(R)/Sun Life Series Trust

July 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MARKET ENVIRONMENT

By most measures, global economic conditions improved during the first half of 2004. The period, however, was a volatile one for investors as market sentiment turned somewhat negative in the second quarter of the year.

STOCK MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. We believe the release of increasingly positive economic, corporate earnings, and corporate capital spending numbers helped drive global equity markets.

In the second quarter of 2004, many measures of the global economy -- including employment, consumer spending, corporate capital expenditures, and earnings -- continued to improve. However, stock prices, which made only modest gains in the second quarter, generally did not reflect these improvements.

We believe that several factors began to hold back equity markets. One was the expectation that we were entering a period of rising interest rates, particularly in the United States. Investors may also have feared that corporate earnings growth would moderate in the second half of 2004 after showing exceptional improvement in the past several quarters.

Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Middle East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to worry that the global economic recovery might slow down.

Finally, in our view, worries that the Chinese economic engine could sputter acted as a drag on the global economy. Many companies around the world supply China with raw materials and finished goods. As a result, any changes in the conditions of China's economy can have considerable ripple effects around the world.

BOND MARKET ENVIRONMENT

The six-month period was a volatile one in global bond markets as well. Investors, in our view, favored higher-quality debt early in the year but by the second quarter began to shift into higher-yielding bonds.

When 2004 began, interest rates in many developed nations were at historical lows. However, the bond market changed dramatically over the next few months, after the U.S. Department of Labor began releasing a string of strong monthly jobs reports that indicated that the U.S. economy was in a full recovery. Inflation concerns appeared to mount. Investors, we believe, began to anticipate that the U.S. Federal Reserve Board (the Fed) would raise short-term interest rates from their 46-year lows. The Fed fulfilled these expectations on the last day of the period, instituting a rate increase of 0.25% on June 30.

We believe that anticipation of this increase is what caused investors to move from higher-quality debt into lower-quality issues. While bonds across most asset classes were hurt by rising rates in the final months of the period, lower-rated debt was less affected than higher-rated issues and tended to show better performance.

MANAGEMENT REVIEW

BOND SERIES

For the six months ended June 30, 2004, the series provided a total return of 0.30% for Initial Class shares and 0.21% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of -0.19% over the same period for the series' benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index), which measures the performance of all debt obligations of the U.S. Treasury and U.S. government agencies, and all investment-grade domestic corporate debt. Over the same period, the average corporate-debt "BBB"-rated bond fund tracked by Lipper Inc., an independent firm that reports fund performance, returned -0.31%.

CONTRIBUTORS TO PERFORMANCE

Over the period, the portfolio as a whole was short in duration relative to the Lehman Index. (Duration is a measure of sensitivity to interest rate changes.) In a period of rising interest rates, being short in duration helped relative performance as it lessened the negative effects of rate increases.

In part, the portfolio achieved its shorter duration by underweighting U.S. Treasuries and overweighting high-quality asset-backed securities and Fannie Mae (Federal National Mortgage Association) mortgage-backed securities. We believed those asset-backed and mortgage-backed bonds would suffer less than Treasuries in a rising rate environment, and that indeed turned out to be the case during the period. In our view, asset-backed and mortgage-backed bonds outperformed Treasuries for two reasons: they offered a yield advantage over Treasuries, and their spreads to Treasuries narrowed over the period -- which meant asset-backed and mortgage-backed bonds experienced relatively smaller price declines than Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

In the investment-grade corporate bond area, particularly in "BBB"-rated securities, the portfolio was overweighted relative to the Lehman Index. In a general sense, that overweighting hurt performance because "BBB" bonds very slightly underperformed Treasuries for the six-month period. However, strong sector and security selection within the corporate bond area more than offset the negative effects of overweighting that area. In particular, good bond selection within the industrials and telecommunications sectors, as well as an overweighting of both sectors, helped relative performance.

In the industrials sector, an overweighting in the energy industry contributed to results as the industry, in our view, benefited from rising commodity prices over the period. In particular, our position

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in exploration and production firm XTO Energy helped relative performance as the firm's bonds were upgraded from noninvestment-grade, or "junk-bond," status to an investment-grade rating. (In general, an upgrade causes a bond to rise in price because the upgrade indicates the bond has become less risky.)

Elsewhere in the industrials sector, cable industry securities also helped relative performance. Our Comcast position, composed of former TCI Communications bonds, and our holdings in Canadian firm Rogers Cable both contributed to results. We sold our Rogers bonds during the period and took some profits.

In the telecommunications area, the key event of the period was the acquisition of AT&T Wireless by Cingular, the wireless carrier that is a joint venture of SBC Communications and BellSouth. The bidding war that preceded the deal drove valuations up across the wireless industry, and our position in AT&T Wireless helped relative returns. We sold our AT&T Wireless position before the period ended.

DETRACTORS FROM PERFORMANCE

As mentioned above, the portfolio's overweighting in "BBB"-rated securities modestly detracted from relative performance. More specifically, our position in telecommunications firm Citizens Communications hurt results. The firm provides wireline phone service to rural areas and small- to medium-sized cities and towns. Although the company's operating results were good over the period, Citizens bonds fell in value when it became apparent that the company might be taken private in a leveraged buyout. Historically, a leveraged buyout has generally been bad for bond holders because a company's debt load increases dramatically, and the value of existing debt often declines on concerns about the firm's ability to carry a heavier debt load.

EMERGING MARKETS EQUITY SERIES

For the six months ended June 30, 2004, the series provided a total return of -0.68% for Initial Class shares and -0.83% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with returns of -0.78% and -1.12%, respectively, over the same period for the series' benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (the MSCI EMF Index), which measures the performance of emerging market stocks, and the Lipper Emerging Markets Fund Index, which measures the performance of emerging market equity funds.

EMERGING MARKET ENVIRONMENT

Emerging market securities experienced a sharp decline late in the period -- driven, we believe, by investor concerns about rising interest rates. Historically, emerging market issues have been particularly sensitive to rate increases. In our view, fundamental factors -- business measures such as earnings and cash flow growth -- actually have held up well in the emerging market area. However, the sector had performed strongly for several years and was perhaps due for a cyclical correction.

CONTRIBUTORS TO PERFORMANCE

Financial services, basic materials, and consumer staples were the series' strongest-performing sectors over the six-month period, relative to our benchmark, the MSCI EMF Index. In all three sectors, strong stock selection drove performance. To a lesser extent, a relatively underweighted position in the consumer staples area also helped results.

In the financial services sector, the series benefited by avoiding LG Card, a Korean credit card issuer that suffered massive cash flow problems during the period. In addition, relative performance was aided by the series' holdings in Hungarian lender OTP Bank, which experienced tremendous growth in its mortgage loan portfolio, and South African financial services firm Absa Group. By period-end, we had sold our OTP stock.

Our position in Brazilian steel producer Companhia Siderurgica Nacional helped performance in the basic materials sector. We believe Chinese demand helped drive steel prices higher during the period. Elsewhere in the basic materials sector, not owning gold mining firms Gold Fields and Harmony Gold Mining, and underweighting AngloGold Ashanti, helped relative results as those firms' stocks were hurt by higher costs of production. (While these stocks were top contributors in the basic materials sector, they were not among the portfolio's top relative contributors during the six-month period.)

Stocks in other sectors that aided relative performance included Taiwan Semiconductor and Mexican cement company CEMEX. Underweighting Chinese energy firm PetroChina, and selling the stock in the early months of 2004, also boosted results as PetroChina's stock declined over the period.

DETRACTORS FROM PERFORMANCE

On a sector basis, our stock selection in health care was the series' chief detractor over the period. Our position in Israel-based generic drug maker Taro Pharmaceutical Industries was the largest detractor in the sector. In addition, not owning competitor Teva Pharmeceutical, another Israel-based generic drug firm, hurt relative performance as Teva's stock rose during the period.

Stock selection in the energy sector proved negative for results as well. Avoiding Russian oil producer Lukoil hurt relative performance as the stock bounced back from a previous decline. Prior to the series' reporting period, we had sold our Lukoil position when we felt the firm's positive fundamentals -- business factors such as earnings and cash flow growth -- had been overshadowed by the effects of negative events at another Russian oil firm, Yukos.

The series' position in Brasil Telecom, which lost ground over the period, also held back relative performance. In addition, not owning Israel-headquartered Internet security firm Checkpoint Software hurt results as the stock soared in the first six months of 2004.

NOTE TO CONTRACT OWNERS: EFFECTIVE JULY 1, 2004, THOMAS MELENDEZ JOINED THE PORTFOLIO MANAGEMENT TEAM.

GLOBAL GOVERNMENTS SERIES

For the six months ended June 30, 2004, the series provided a total return of -1.57% for Initial Class shares and -1.69% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of -1.53% over the same period for the series' benchmark, the Citigroup World Government Bond Index, which measures developed country government bond markets around the world.

GLOBAL BOND MARKET ENVIRONMENT

During the first two months of 2004, the global environment was dominated by disappointing U.S. labor-market data. Despite a global market characterized by rising inflationary pressures, buoyant economic sentiment, and robust economic activity, weak employment conditions in the United States caused market participants, in our view, to question the sustainability of the global

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economic recovery. In this setting, global bonds performed well through March.
However, U.S. labor markets displayed surprisingly vigorous growth beginning in March (the data being released in early April). In addition, rising commodity prices, particularly in oil and gas, fostered a considerable rise in global inflationary expectations. These two elements in concert precipitated a very sharp selloff in global bonds from early April until mid-May, as the global market prepared for a period of rate tightening by the U.S. Federal Reserve Board.

Regionally, Japan's economic expansion became significantly more vigorous and somewhat more balanced in the first half of 2004, and the eurozone witnessed disappointingly low growth. Australia, New Zealand, and the United Kingdom demonstrated particularly strong growth during the period, which resulted in rate-tightening measures in the latter two countries and a tightening bias in Australia.

The dollar weakened during the first half of the period because of concerns related to the labor market, but it rebounded in the second half as expectations of Fed rate hikes rose.

KEY DETRACTORS FROM PERFORMANCE

Our overweighted position relative to the benchmark in New Zealand bonds, as well as the non-TIPS U.S. position, underperformed modestly. Our overweighting in the Australian dollar also detracted from performance.

KEY CONTRIBUTORS TO PERFORMANCE

Japanese government bonds (JGBs) sold off sharply in June due to increased confidence that the Japanese recovery was sustainable. The portfolio benefited from a significantly underweighted position relative to its benchmark in JGBs. The overweighted position in the euro, as well as the underweighted position in the Swedish krona, also boosted performance. An overweighting in U.S. TIPS (Treasury inflation-protected securities) provided additional outperformance as inflationary expectations rose during the period.

GLOBAL TOTAL RETURN SERIES

For the six months ended June 30, 2004, the series provided a total return of 2.86% for Initial Class shares and 2.77% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with the following returns over the same period for the series' multiple benchmarks: 3.44% for the Standard & Poor's 500 Stock Index (the S&P 500), which is a commonly used measure of the U.S. stock market; 3.05% for the Lipper Global Flexible Fund Index, which measures the performance of funds that allocate their investments across various asset classes; and 1.50% for a customized benchmark comprised of 60% of the Morgan Stanley Capital International (MSCI) World Index, and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index). The MSCI World Index is a broad, unmanaged index of global equities; the Morgan Index measures the performance of government bond markets around the world. Over the same period, the average global flexible fund tracked by Lipper Inc., returned 2.75%.

EQUITY CONTRIBUTORS TO PERFORMANCE

The series benefited most strongly from our stock selections in the basic materials and autos and housing sectors. Slightly overweighted positions in these sectors also contributed modestly to relative returns during a period in which they outperformed the broader market.

Our ability to generate positive performance in the basic materials sector was highlighted by our overweighted position in Syngenta, which posted strong absolute returns during the period. Performance in the autos and housing sector, meanwhile, was paced by Sekisui Chemical, which was the single greatest contributor to relative performance among all the equity holdings in the portfolio. Two utilities and communications stocks, Fortum and TXU, were among the top four individual contributors to the performance of the equity portion of the portfolio. Our positions in the consumer staples and technology sectors, however, generated stronger contributions to performance than did our positions in the utilities and communications sector.

FIXED-INCOME CONTRIBUTORS TO PERFORMANCE

The series was buoyed by a significantly underweighted position in Japanese government bonds. These bonds sold off sharply late in the period, as investors, we believe, became increasingly convinced that the economic recovery in Japan was sustainable. An overweighted position in the euro, as well as an underweighted position in Swedish krona, also boosted performance.

In addition, an overweighting in euro-area bonds contributed to performance.

EQUITY DETRACTORS FROM PERFORMANCE

Our selection of stocks in the transportation sector was a primary detractor from performance relative to the portfolio's benchmark. In particular, we had positions in two companies, Union Pacific and easyJet, during a period in which both posted negative absolute returns. EasyJet is not a stock that is tracked by the portfolio's benchmark equity indices. This situation had the effect of emphasizing the stock's negative relative contribution to performance. Other major individual detractors from equity performance included France Telecom, Viacom, and Goldman Sachs. Our position in France Telecom was sold from the portfolio by the end of the period.

The series' limited cash position also had a negative impact on relative performance. The series holds cash to buy new holdings and to provide liquidity. In a period when equity markets outperformed cash, holding any cash hurt performance against the series' equity benchmarks, which have no cash position.

FIXED-INCOME DETRACTORS TO PERFORMANCE

There were no major detractors from performance among the series' fixed-income holdings. However, an overweighting in New Zealand bonds underperformed modestly, as did our overweighted position in the Australian dollar.

NOTE TO CONTRACT OWNERS: EFFECTIVE JULY 1, 2004, OLIVER LEBLEAU AND EDWARD BALDINI JOINED THE PORTFOLIO MANAGEMENT TEAM.

GOVERNMENT SECURITIES SERIES

For the six months ended June 30, 2004, the series provided a total return of 0.13% for Initial Class shares and 0.07% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 0.31% over the same period for the series' benchmark, the Lehman Brothers Government/Mortgage Index, which measures the performance of the and mortgage securities markets. Over the same period, the average general U.S. government fund tracked by Lipper Inc., returned -0.32%.

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DETRACTORS FROM PERFORMANCE

The series outperformed the average of its actively managed peers, as indicated by the Lipper results, but it underperformed its benchmark index, the Lehman Brothers Government/Mortgage Index.

The most significant detractors from performance during the six-month period were the portfolio's investments in higher-yielding, 30-year mortgage pools during the first three months of the period when interest rates were continuing to trend lower. While many of those pools had interest rates of 6% or higher, they suffered high rates of prepayments as homeowners refinanced their homes to take advantage of lower interest rates. Prepayments tend to erode the value of mortgage pools as well as detract from current income of bondholders.

CONTRIBUTORS TO PERFORMANCE

The portfolio's defensive strategy of lowering exposure to interest-rate risk helped relative performance as rising interest rates undermined the market price of Treasuries and other high-quality investments. Duration -- a measure of sensitivity to interest-rate risk -- was maintained at a lower level than the duration of the Lehman Brothers Government/Mortgage Index. We believe this reduced the portfolio's price risk during a time of slipping bond prices.

The portfolio's investments in 15-year maturity mortgage pools also helped relative performance. Those mortgage pools outperformed comparable Treasuries and agency paper, largely because the mortgages experienced less price volatility. Among the portfolio's Treasury holdings, our focus on TIPS, or Treasury Inflation-Protected Securities, also helped performance as they showed less price volatility than ordinary Treasuries. (The principal value and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.)

HIGH YIELD SERIES

For the six months ended June 30, 2004, the series provided a total return of 0.42% for Initial Class shares and 0.36% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with returns of 1.36% and 1.37%, respectively, over the same period for the series' benchmarks, the Lehman Brothers High Yield Index (the Lehman Index), which measures the performance of the high-yield bond market, and the Lipper High Yield Bond Index (the Lipper Index). The Lipper indices measure the performance of funds within their respective classifications.

DETRACTORS FROM PERFORMANCE

The portfolio's underperformance versus its benchmark was attributable in part to our virtual avoidance of several volatile sectors of the high-yield market, including textiles and finance companies, which rallied strongly during the period. Several specific holdings also detracted from relative performance, including Dobson Communications, a regional wireless services provider that was hampered by slower-than-expected subscriber growth. Another laggard was bankrupt textile manufacturer WestPoint Stevens, whose financial situation deteriorated further during the period, sending the prices of its bonds lower.

CONTRIBUTORS TO PERFORMANCE

The portfolio's relative performance was helped by an underweighted position in utilities and by an overweighting in the securities of media companies. Among the holdings contributing to performance was IMC Global, a provider of nutrients for the agricultural industry and ingredients for the animal feed industry. During the period Cargill Crop Nutrition, whose bonds carried an investment-grade rating, announced its intention to acquire IMC Global, boosting the price of the latter's bonds.

NOTE TO CONTRACT OWNERS: BERNARD SCOZZAFAVA IS NO LONGER A MANAGER OF THE PORTFOLIO. HE WAS REPLACED BY JOHN F. ADDEO ON APRIL 7, 2004. SCOTT B. RICHARDS WAS ALSO NAMED AS A PORTFOLIO MANAGER ON MAY 24, 2004.

INTERNATIONAL VALUE SERIES

For the six months ended June 30, 2004, the series provided a total return of 9.95% for Initial Class shares and 9.89% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with the following returns over the same period for the series' multiple benchmarks: 4.86% for the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which is a commonly used measure of the international stock market; 3.86% for the Lipper International Fund Index, which measures the performance of international equity funds; and 6.99% for the MSCI EAFE Value Index, which is a commonly used measure of international value stocks.

CONTRIBUTORS TO PERFORMANCE

The series benefited most strongly during the period from stock selection in the financial services sector. Several of our financial services positions, such as Jaccs Co., Chiba Bank, and OTP Bank, posted strong absolute returns and were among the leading individual contributors to relative performance versus the portfolio's primary benchmark, the MSCI EAFE Index.

Stock selection in the basic materials sector was another primary source of positive performance during the period. Basic materials firm Syngenta, for example, generated solid absolute returns and was one of the single greatest contributors to the portfolio's relative performance.

The series also benefited from stock selection in autos and housing stocks and from an overweighted position in this sector during a period in which it outperformed the broader market. Autos and housing firm Sekisui Chemical was the single greatest contributor to relative performance among all the stocks held in the series.

Other leading individual contributors to performance included utilities and communication firm Fortum, retailer Edion, and leisure stock Reed Elsevier. In addition, we avoided positions in GlaxoSmithKline and Nokia, both of which are tracked by the MSCI EAFE Index and declined over the period.

DETRACTORS FROM PERFORMANCE

Stock selection in the transportation sector was a primary detractor from performance during the period. In particular, the series had an investment in easyJet during a period in which the price declined, which hurt both absolute and relative returns. This stock is not tracked by the MSCI EAFE index, which served to emphasize negative relative returns. It was the single greatest detractor from relative performance among all the stocks in the portfolio.

Several other individual holdings also helped inhibit the returns of the series, including France Telecom and Seiko Epson, both of which generated negative returns. France Telecom was sold from the portfolio before the end of the period. Toyota was also a leading detractor from performance, as we held an underweighted position in the stock at a time when it outperformed the wider market. We also failed to hold a position in Ericsson during a period in which the technology firm, which is tracked by the MSCI EAFE index, generated very strong positive results.

The series' cash position was another primary detractor from relative performance. As with nearly all portfolios, this series holds some cash to buy new holdings and to cover investor redemptions. During a period when global equity markets rose, cash holdings hurt performance against our benchmark, which has no cash position.

NOTE TO CONTRACT OWNERS: EFFECTIVE AUGUST 26, 2003, THE LIPPER INTERNATIONAL FUND INDEX WAS DROPPED AS A SERIES BENCHMARK. WE WILL CONTINUE TO SHOW RETURNS FOR ONE YEAR. IN ADDITION, ON JANUARY 20, 2004, THE MSCI EAFE VALUE INDEX WAS ADDED AS A SECONDARY BENCHMARK FOR THE SERIES.

MONEY MARKET SERIES

For the six months ended June 30, 2004, the series provided a total return of 0.25% for Initial Class shares and 0.13% for Service Class shares. These returns include the reinvestment of dividend and capital gains distributions but do not reflect any applicable contract and surrender charges. As of June 30, 2004, the seven-day yield was 0.58%. The seven-day yield is based on the latest seven days ended June 30, 2004, with dividends annualized. The yield quotation more closely reflects the current earnings of the money market portfolio than does the total return.

PORTFOLIO PERFORMANCE

With anticipation of rising interest rates so high during the period, we shortened the weighted average maturity for the series significantly, from 57 days at the start of the period to 21 days as the period concluded on June 30. Essentially, we looked to cut our interest-rate risk, in the anticipation that rates would begin to rise and continue to rise in the foreseeable future.

The portfolio was impacted by a continued short supply of commercial paper in the market. Companies seemed reluctant during the period to issue longer-term commercial paper, in an effort to lock in at current low interest rates. While evidence of U.S. and global economic improvements appeared to strengthen during the period, we believe this short supply could be attributed to some mixed economic signals (such as those in the U.S. labor market) that may have led to cautious corporate spending. On June 30, approximately 79% of the series was invested in commercial paper, with the balance invested in government paper and repurchase agreements.

Regardless of market or economic conditions, we intend to maintain a focus on high quality as we concentrate on the objectives of income, capital preservation, and liquidity.

An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

STRATEGIC INCOME SERIES

For the six months ended June 30, 2004, the series provided a total return of 0.19% for Initial Class shares and 0.04% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with the following returns over the same period for the series' multiple benchmarks: 1.36% for the Lehman Brothers High Yield Index; 0.57% for the Citigroup World Government Bond non-Dollar Hedged Index, which measures the government bond markets around the world, ex-U.S.; 0.15% for the Lehman Brothers Aggregate Bond Index, which is a measure of the U.S. bond market; and -2.27% for the J.P. Morgan Emerging Market Bond Index Global, which tracks debt instruments in the emerging markets (includes a broader array of countries than the EMBI
Plus). Over the same period, the average general bond fund tracked by Lipper Inc., returned 0.01%.

DETRACTORS FROM PERFORMANCE

The portfolio had an underweighted position in higher quality mortgage-backed securities. These issues outperformed Treasuries because the spread, or yield differential these mortgage-backed securities offered over Treasuries, narrowed during the period; this meant these mortgage-backed securities experienced less price erosion than Treasuries. Our underweighted position, therefore, detracted from relative results during a period in which mortgages outperformed Treasuries. (The principal value and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.)

Within the portfolio's emerging market allocation, our emphasis on higher-yielding and riskier emerging market bonds hurt results. These higher-yielding bonds tended to underperform when the emerging market sector sold off, or declined in price, late in the six-month period. In particular, our holdings in Brazilian government bonds hurt relative performance.

Finally, while our overall security selection contributed positively to performance during the period, our holdings in defaulted high yield issuer WestPoint Stevens, Inc. were a detractor. The company is a domestic textile manufacture that continued to struggle under the weight of higher production costs and global competition.

CONTRIBUTORS TO PERFORMANCE

This is our most broadly diversified bond portfolio, and we actively manage the portfolio's asset allocation across four broad fixed-income sectors: U.S. government bonds, international bonds (including emerging market debt), high-grade corporate bonds, and high-yield bonds. Different investment strategies and allocations within these sectors will impact the portfolio's duration -- i.e., the portfolio's sensitivity to changes in interest rates. Over the period, the portfolio generally had a shorter duration than the benchmarks. This duration positioning was a significant contributor to positive performance during a time when rising interest rates tended to erode bond prices.

For the six-month period, this broadly diversified series outperformed the Lehman Brothers Aggregate Bond Index and the J.P. Morgan Emerging Market Bond Index Global, while trailing the Lehman Brothers High Yield Index and the Citigroup World Government Bond Non-Dollar Hedged Index. In particular, we had a sizable amount of exposure to the domestic high-yield market at a time when these issues were offering attractive spreads. These lower-rated debt issues also tended to perform better than higher-rated debt as the economy improved and interest rates rose. In many instances, companies with lower-rated debt were able to improve their credit quality and gain increased access to the capital markets during the period, thereby improving the quality of existing debt securities. Bond prices rose accordingly.

Among individual contributors to performance, we held the bonds of a number of chemical firms that helped the portfolio's relative return. The industry, in our view, benefited from improving economic fundamentals -- business factors such as earnings and cash flow growth -- and increased merger and acquisition activity. Our position in agricultural chemical firm IMC Global, for example, contributed significantly to the portfolio's relative performance as its bonds were driven up in price upon its acquisition by a subsidiary of Cargill, a much higher-rated company.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities and may not be representative of any MFS portfolio's current or future investment.

The portfolios are actively managed and current holdings may be different.

It is not possible to invest directly in an index.

PERFORMANCE SUMMARY

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Comparative benchmark results are average annual returns. Periods less than one year are actual, not annualized. (See Notes to Performance Summary.)

VISIT sunlife-usa.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, VISIT sunlife-usa.com.

                   TOTAL RATES OF RETURN THROUGH JUNE 30, 2004

BOND SERIES(1),(2)

Initial Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            +0.30%     +1.87%    +25.98%    +43.23%    +50.53%
Average Annual Total Return                           --      +1.87%     +8.00%     +7.45%     +6.87%

Service Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            +0.21%     +1.61%    +25.09%    +42.23%    +49.47%
Average Annual Total Return                           --      +1.61%     +7.75%     +7.30%     +6.75%

Comparative Benchmarks

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
Average corporate debt
BBB-rated fund+                                    -0.31%     +1.06%     +6.43%     +6.43%     +5.38%
Lehman Brothers
Government/Credit Index#                           -0.19%     -0.72%     +6.74%     +7.11%     +6.54%

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2004. Index information is from May 1, 1998.
+ Source: Lipper, Inc., an independent firm that reports mutual fund performance.
# Source: Standard & Poor's Micropal, Inc.

EMERGING MARKETS EQUITY SERIES(1),(3)

Initial Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            -0.68%    +32.81%    +43.94%    +34.14%    +34.09%
Average Annual Total Return                           --     +32.81%    +12.91%     +6.05%     +3.70%

Service Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            -0.83%    +32.40%    +42.76%    +33.04%    +33.00%
Average Annual Total Return                           --     +32.40%    +12.60%     +5.88%     +3.60%

Comparative Benchmarks

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
Lipper Emerging Markets
Fund Index+                                        -1.12%    +33.83%    +13.08%     +4.31%     +0.97%
MSCI Emerging Markets
Free Index#                                        -0.78%    +33.51%    +13.10%     +3.27%     +0.55%

* For the period from the commencement of the series' investment operations, June 5, 1996, through June 30, 2004. Index information is from June 1, 1996.
+ Source: Lipper, Inc.
# Source: Standard & Poor's Micropal, Inc.

GLOBAL GOVERNMENTS SERIES(1),(3),(4),(5)

Initial Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            -1.57%     +4.93%    +41.33%    +38.95%    +83.91%
Average Annual Total Return                           --      +4.93%    +12.22%     +6.80%     +6.28%

Service Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            -1.69%     +4.66%    +40.31%    +37.95%    +82.60%
Average Annual Total Return                           --      +4.66%    +11.95%     +6.65%     +6.21%

Comparative Benchmarks

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------------
Citigroup World
Government Bond Index#                             -1.53%     +5.65%    +11.94%     +7.00%     +6.56%

# Source: Standard & Poor's Micropal, Inc.

GLOBAL TOTAL RETURN SERIES(1),(2)

Initial Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            +2.86%    +15.60%    +25.34%    +33.04%   +140.92%
Average Annual Total Return                           --     +15.60%     +7.82%     +5.88%     +9.55%

Service Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            +2.77%    +15.32%    +24.48%    +32.13%   +139.29%
Average Annual Total Return                           --     +15.32%     +7.57%     +5.73%     +9.47%

Comparative Benchmarks

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
Average global flexible fund+                      +2.75%    +18.15%     +4.21%     +3.19%     +8.76%
Lipper Global Flexible
Fund Index+                                        +3.05%    +17.38%     +3.86%     +2.99%     +7.59%
60% MSCI World/40%
J.P. Morgan Global
Government Bond Index#                             +1.50%    +16.34%     +5.57%     +2.05%     +7.11%
Standard & Poor's 500
Stock Index#                                       +3.44%    +19.10%     -0.69%     -2.20%    +11.45%

* For the period from the commencement of the series' investment operations, November 7,1994, through June 30, 2004. Index information is from November 1, 1994.
+ Source: Lipper, Inc.
# Source: Standard & Poor's Micropal, Inc.

GOVERNMENT SECURITIES SERIES(5),(6)

Initial Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            +0.13%     -0.24%    +17.26%    +35.54%    +89.87%
Average Annual Total Return                           --      -0.24%     +5.45%     +6.27%     +6.62%

Service Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            +0.07%     -0.45%    +16.51%    +34.68%    +88.66%
Average Annual Total Return                           --      -0.45%     +5.23%     +6.13%     +6.55%

Comparative Benchmarks

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------------
Average general
U.S. government fund+                              -0.32%     -1.45%     +4.99%     +5.66%     +6.12%
Lehman Brothers Government/
Mortgage Index#                                    +0.31%     +0.43%     +5.85%     +6.65%     +7.20%

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

HIGH YIELD SERIES(1),(2),(4)

Initial Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            +0.42%     +9.12%    +25.41%    +20.97%    +91.34%
Average Annual Total Return                           --      +9.12%     +7.84%     +3.88%     +6.70%

Service Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            +0.36%     +8.78%    +24.52%    +20.12%    +89.99%
Average Annual Total Return                           --      +8.78%     +7.58%     +3.73%     +6.63%

Comparative Benchmarks

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------------
Lipper High Yield Bond
Index+                                             +1.37%    +10.67%     +7.31%     +2.42%     +5.65%
Lehman Brothers
High Yield Index#                                  +1.36%    +10.33%     +9.30%     +5.06%     +7.28%

+ Source: Lipper, Inc.
# Source: Standard & Poor's Micropal, Inc.

INTERNATIONAL VALUE SERIES(1),(3)

Initial Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            +9.95%    +34.77%    +28.95%    +35.82%    +86.06%
Average Annual Total Return                           --     +34.77%     +8.85%     +6.31%     +7.36%

Service Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            +9.89%    +34.37%    +28.33%    +35.16%    +85.16%
Average Annual Total Return                           --     +34.37%     +8.67%     +6.21%     +7.30%

Comparative Benchmarks

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
MSCI EAFE Value Index#~                            +6.99%    +39.01%     +6.38%     +3.62%     +6.92%
Lipper International Fund
Index+                                             +3.86%    +29.37%     +3.92%     +1.54%     +5.70%
MSCI EAFE Index#                                   +4.86%    +32.85%     +4.25%     +0.40%     +4.30%

* For the period from the commencement of the fund's investment operations October 2, 1995, through June 30, 2004. Index information is from October 1, 1995.
+ Source: Lipper, Inc.
# Source: Standard & Poor's Micropal, Inc.

STRATEGIC INCOME SERIES(1),(2),(4)

Initial Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            +0.19%     +4.71%    +25.48%    +32.46%    +35.73%
Average Annual Total Return                           --      +4.71%     +7.86%     +5.78%     +5.09%

Service Class

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                            +0.04%     +4.38%    +24.47%    +31.39%    +34.64%
Average Annual Total Return                           --      +4.38%     +7.57%     +5.61%     +4.95%

Comparative Benchmarks

                                                6 MONTHS    1 YEAR    3 YEARS    5 YEARS     LIFE*
----------------------------------------------------------------------------------------------------
Average general bond fund+                         +0.01%    +1.93%     +5.03%     +5.39%     +4.76%
Citigroup World Government
Bond Non-Dollar Hedged
Index#                                             +0.57%     -0.18%     +4.05%     +5.31%     +5.74%
JP Morgan Emerging Markets
Bond Index Global++                                -2.27%     +4.66%     +9.99%    +12.70%     +8.71%
Lehman Brothers Aggregate
Bond Index#                                        +0.15%     +0.32%     +6.36%     +6.95%     +6.44%
Lehman Brothers High Yield
Index#                                             +1.36%    +10.33%     +9.30%     +5.06%     +4.14%

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2004. Index information is from May 1, 1998.
+ Source: Lipper, Inc.
++Source: Bloomberg.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee. Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the series' performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of dividends and capital gains.

KEY RISK CONSIDERATIONS

(1) Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

(2) Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

(3) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

(4) Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

(5) The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities.

(6) Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

These risks may increase unit price volatility. Please see the prospectus for more details about these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
BOND SERIES

                                                                                PAR AMOUNT
ISSUER                                                                         (000) OMITTED          VALUE
BONDS -- 97.7%

U.S. BONDS -- 84.0%
ADVERTISING & BROADCASTING -- 0.6%
Chancellor Media Corp., 8%, 2008                                              $           760   $         859,822
EchoStar DBS Corp., 9.125%, 2009                                                          657             720,236
                                                                                                -----------------
                                                                                                $       1,580,058
                                                                                                -----------------
AEROSPACE -- 0.5%
BAE Systems Holdings, Inc., 6.4%, 2011##                                      $         1,059   $       1,127,357
                                                                                                -----------------
AIRLINES -- 0.8%
Continental Airlines, Inc., 6.545%, 2020                                      $         1,477   $       1,382,391
Delta Air Lines, Inc., 7.379%, 2010                                                       564             533,346
                                                                                                -----------------
                                                                                                $       1,915,737
                                                                                                -----------------
ASSET BACKED & SECURITIZED -- 10.3%
Amresco Commercial Mortgage Funding I,
  7%, 2029                                                                    $           900   $         953,543
Asset Securitization Corp.,
  8.2885%, 2026                                                                           775             773,185
CPS Auto Receivables Trust,
  3.52%, 2009##                                                                           540             540,562
CRIIMI MAE Commercial Mortgage Trust,
  7%, 2033##                                                                            1,050           1,109,676
Capital One Auto Finance Trust,
  2.47%, 2010                                                                             400             390,235
Citibank Credit Card Issuance Trust,
  6.65%, 2008                                                                           1,200           1,268,041
Commercial Mortgage Acceptance Corp.,
  6.04%, 2008                                                                           1,150           1,222,187
Commercial Mortgage Acceptance Corp.,
  5.44%, 2013##                                                                         1,000             919,644
Commercial Mortgage Acceptance Corp.,
  1.2186%, 2030^^                                                                      10,516             424,007
Commercial Mortgage Acceptance Corp.,
  7.03%, 2031                                                                           1,500           1,661,273
DLJ Commercial Mortgage Corp.,
  7.8606%, 2009                                                                           700             790,638
Deutsche Mortgage & Asset Receiving
  Corp., 6.538%, 2031                                                                     800             856,645
Drive Auto Receivables Trust,
  2.5%, 2009##                                                                            673             653,953
Drivetime Auto Owner Trust,
  1.918%, 2008##                                                                        1,090           1,073,105
Falcon Auto Dealership LLC,
  3.8486%, 2023^^                                                                       3,205             585,639
First Union-Lehman Brothers Commercial
  Mortgage Trust, 7%, 2014##                                                              607             651,862
Fortress CBO Investments I Ltd.,
  1.95%, 2004                                                                             655             655,205
Fortress CBO Investments I Ltd.,
  2.1%, 2004                                                                              675             674,895
GMAC Commercial Mortgage
  Securities, Inc., 7.8988%, 2011##                                                       825             859,455
GMAC Commercial Mortgage
  Securities, Inc., 6.02%, 2033                                                           800             733,565
IKON Receivables Funding LLC,
  3.27%, 2011                                                                             735             735,033
Lehman Brothers Commercial Conduit
  Mortgage Trust, 6.78%, 2009                                                           1,250           1,367,456
Lehman Brothers Commercial Conduit
  Mortgage Trust, 1.1576%, 2028^^                                                       8,751             319,873
Morgan Stanley Capital I, Inc.,
  6.86%, 2010                                                                           1,155           1,215,289
Morgan Stanley Capital I, Inc.,
  7.7279%, 2010                                                                           175             192,199
Morgan Stanley Capital I, Inc.,
  7.3%, 2030##                                                                            852             907,578
Morgan Stanley Capital I, Inc.,
  0.8104%, 2030^^##                                                           $        27,638   $         710,833
Morgan Stanley Capital I, Inc., 6.01%, 2030                                                57              58,550
Morgan Stanley Capital I, Inc., 5.72%, 2032                                               730             767,415
Mortgage Capital Funding, Inc.,
  1.0727%, 2031^^                                                                      11,011             309,461
Residential Asset Mortgage, Inc.,
  3.49%, 2029                                                                             725             728,648
TIAA Retail Commercial Mortgage Trust,
  7.17%, 2032##                                                                           619             657,586
                                                                                                -----------------
                                                                                                $      24,767,236
                                                                                                -----------------
AUTOMOTIVE -- 6.3%
DaimlerChrysler North America Holdings,
  7.2%, 2009                                                                  $           900   $         979,699
Dana Corp., 9%, 2011                                                                      700             819,000
Dura Operating Corp., 8.625%, 2012                                                        445             453,900
Ford Motor Co., 7.45%, 2031                                                               701             668,207
Ford Motor Credit Co., 6.875%, 2006                                                     1,590           1,667,746
Ford Motor Credit Co., 7.875%, 2010                                                     2,007           2,183,742
Ford Motor Credit Co., 7%, 2013                                                         1,140           1,150,791
General Motors Acceptance Corp.,
  5.625%, 2009                                                                          1,985           1,981,022
General Motors Acceptance Corp.,
  7.25%, 2011                                                                             524             549,955
General Motors Corp., 8.375%, 2033                                                      2,514           2,661,049
Lear Corp., 7.96%, 2005                                                                   753             785,169
Lear Corp., 8.11%, 2009                                                                   685             780,248
TRW Automotive, Inc., 9.375%, 2013                                                        513             578,408
                                                                                                -----------------
                                                                                                $      15,258,936
                                                                                                -----------------
BANKS & CREDIT COMPANIES -- 6.9%
Abbey National Capital Trust I,
  8.963% to 2030, 4.435% to 2049                                              $           700   $         872,957
Bank of America Corp., 7.4%, 2011                                                       1,730           1,960,640
Citigroup, Inc., 7.25%, 2010                                                              990           1,114,943
Citigroup, Inc., 6.625%, 2032                                                           1,275           1,320,523
Credit Suisse First Boston USA, Inc.,
  6.125%, 2011                                                                          1,447           1,523,007
Natexis AMBS Co. LLC, 8.44% to 2008,
  4.86% to 2049##                                                                       1,637           1,874,355
Popular North America, Inc., 4.25%, 2008                                                  612             611,666
RBS Capital Trust II, 6.425% to 2034,
  3.5525% to 2049                                                                       1,042             997,508
Socgen Real Estate LLC, 7.64% to 2007,
  4.502% to 2049##                                                                      2,322           2,563,249
UniCredito Italiano Capital Trust II,
  9.2%, 2049##                                                                          1,481           1,796,954
Wachovia Corp., 4.875%, 2014                                                              652             622,795
Wachovia Corp., 6.605%, 2025                                                            1,270           1,345,505
                                                                                                -----------------
                                                                                                $      16,604,102
                                                                                                -----------------
BROADCAST & CABLE TV -- 1.9%
CSC Holdings, Inc., 7.875%, 2007                                              $           975   $       1,014,000
DIRECTV Holdings LLC, 8.375%, 2013                                                        490             542,063
TCI Communications Financing III,
  9.65%, 2027                                                                           2,081           2,448,317
TCI Communications, Inc., 9.8%, 2012                                                      439             550,375
                                                                                                -----------------
                                                                                                $       4,554,755
                                                                                                -----------------
BROKERAGE & ASSET MANAGERS -- 1.4%
Lehman Brothers Holdings, Inc.,
  8.25%, 2007                                                                 $         1,765   $       1,984,714
Morgan Stanley Dean Witter, Inc.,
  6.6%, 2012                                                                            1,240           1,334,939
                                                                                                -----------------
                                                                                                $       3,319,653
                                                                                                -----------------

                                                                                PAR AMOUNT
ISSUER                                                                         (000) OMITTED          VALUE
BONDS -- continued

U.S. BONDS -- continued
BUILDING -- 1.2%
American Standard Cos., Inc.,
  7.375%, 2008                                                                $         1,150   $       1,242,000
Building Materials Corp. of America,
  8%, 2008                                                                                780             781,950
CRH North America, Inc., 6.95%, 2012                                                      712             782,330
                                                                                                -----------------
                                                                                                $       2,806,280
                                                                                                -----------------
CHEMICALS -- 0.7%
Dow Chemical Co., 5%, 2007                                                    $           589   $         608,005
Dow Chemical Co., 5.75%, 2008                                                             548             575,059
Dow Chemical Co., 6.125%, 2011                                                            580             613,613
                                                                                                -----------------
                                                                                                $       1,796,677
                                                                                                -----------------
CONGLOMERATES -- 0.9%
General Electric Capital Corp., 8.7%, 2007                                    $             4   $           4,523
Tyco International Group S.A.,
  6.75%, 2011                                                                           2,011           2,185,114
                                                                                                -----------------
                                                                                                $       2,189,637
                                                                                                -----------------
CONSUMER CYCLICAL -- 0.6%
Cendant Corp., 6.875%, 2006                                                   $           709   $         757,568
Cendant Corp., 6.25%, 2010                                                                723             769,216
                                                                                                -----------------
                                                                                                $       1,526,784
                                                                                                -----------------
CONTAINERS -- 0.3%
Owens-Brockway Glass Container, Inc.,
  8.25%, 2013                                                                 $           675   $         696,938
                                                                                                -----------------
DEFENSE ELECTRONICS -- 1.2%
Litton Industries, Inc., 8%, 2009                                             $         1,300   $       1,492,508
Raytheon Co., 8.3%, 2010                                                                1,228           1,440,448
                                                                                                -----------------
                                                                                                $       2,932,956
                                                                                                -----------------
ENERGY - INDEPENDENT -- 2.6%
Chesapeake Energy Corp.,
  8.125%, 2011##                                                              $           800   $         864,000
Chesapeake Energy Corp.,
  7.5%, 2014##                                                                            250             257,500
Forest Oil Corp., 8%, 2008                                                                875             931,875
Kerr-McGee Corp., 6.95%, 2024                                                           1,449           1,444,330
Occidental Petroleum Corp., 7.65%, 2006                                                   835             895,377
Ocean Energy, Inc., 7.625%, 2005                                                          475             495,431
Ocean Energy, Inc., 7.25%, 2011                                                           901             994,057
XTO Energy, Inc., 6.25%, 2013                                                             489             508,686
                                                                                                -----------------
                                                                                                $       6,391,256
                                                                                                -----------------
ENERGY - INTEGRATED -- 0.3%
Amerada Hess Corp., 7.3%, 2031                                                $           841   $         853,897
                                                                                                -----------------
ENTERTAINMENT -- 2.1%
News America Holdings, 7.75%, 2024                                            $         1,250   $       1,413,621
News America Holdings, 8.5%, 2025                                                         450             541,856
Time Warner, Inc., 9.125%, 2013                                                         1,216           1,482,421
Walt Disney Co., 6.75%, 2006                                                              725             767,982
Walt Disney Co., 6.375%, 2012                                                             923             990,414
                                                                                                -----------------
                                                                                                $       5,196,294
                                                                                                -----------------
FINANCIAL INSTITUTIONS -- 1.1%
Capital One Bank, 8.25%, 2005                                                 $           484   $         507,429
Capital One Bank, 4.25%, 2008                                                             600             588,377
Household Finance Corp., 6.75%, 2011                                                      550             601,041
SLM Corp., 4%, 2009                                                                     1,000             982,198
                                                                                                -----------------
                                                                                                $       2,679,045
                                                                                                -----------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 0.4%
Tyson Foods, Inc., 8.25%, 2011                                                $           862   $         990,036
                                                                                                -----------------
FOREST & PAPER PRODUCTS -- 0.8%
MeadWestvaco Corp., 6.8%, 2032                                                $         1,899   $       1,879,055
                                                                                                -----------------
GAMING & LODGING -- 1.0%
Harrah's Operating Co., Inc., 7.125%, 2007                                    $           935   $       1,006,819
MGM Mirage, Inc., 8.5%, 2010                                                              705             761,400
Royal Caribbean Cruises Ltd., 8%, 2010                                                    640             689,600
                                                                                                -----------------
                                                                                                $       2,457,819
                                                                                                -----------------
INSURANCE -- 0.5%
Prudential Insurance Co., 7.65%, 2007##                                       $         1,100   $       1,211,166
                                                                                                -----------------
INSURANCE - PROPERTY & CASUALTY -- 0.7%
Fund American Cos., Inc., 5.875%, 2013                                        $           723   $         721,461
Safeco Corp., 4.875%, 2010                                                                620             624,379
Safeco Corp., 7.25%, 2012                                                                 334             375,456
                                                                                                -----------------
                                                                                                $       1,721,296
                                                                                                -----------------
MACHINERY & TOOLS -- 1.0%
Ingersoll Rand Co., 6.25%, 2006                                               $         1,000   $       1,055,371
Joy Global, Inc., 8.75%, 2012                                                             355             397,600
Kennametal, Inc., 7.2%, 2012                                                              816             863,017
                                                                                                -----------------
                                                                                                $       2,315,988
                                                                                                -----------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.9%
HCA, Inc., 8.75%, 2010                                                        $         1,113   $       1,270,894
HCA, Inc., 7.875%, 2011                                                                   787             863,161
                                                                                                -----------------
                                                                                                $       2,134,055
                                                                                                -----------------
METALS & MINING -- 0.4%
Phelps Dodge Corp., 8.75%, 2011                                               $           784   $         931,061
                                                                                                -----------------
MORTGAGE BACKED -- 7.1%
Fannie Mae, 6%, 2012 - 2033                                                   $         2,795   $       2,899,803
Fannie Mae, 5.5%, 2017 - 2033                                                           4,805           4,826,986
Fannie Mae, 4.5%, 2018                                                                  2,654           2,600,844
Fannie Mae, 7.5%, 2030 - 2031                                                             755             809,082
Fannie Mae, 6.5%, 2032                                                                  3,068           3,196,979
Fannie Mae, 5%, 2034                                                                    2,083           2,018,813
Ginnie Mae, 6.5%, 2028 - 2031                                                             528             553,423
Ginnie Mae, 7.5%, 2029 - 2031                                                             129             139,892
                                                                                                -----------------
                                                                                                $      17,045,822
                                                                                                -----------------
NATURAL GAS - DISTRIBUTION -- 0.6%
CenterPoint Energy Resources Corp.,
  7.875%, 2013                                                                $         1,201   $       1,343,809
                                                                                                -----------------
NATURAL GAS - PIPELINE -- 1.0%
Enterprise Products Operating LP,
  6.875%, 2033                                                                $           704   $         651,579
Kinder Morgan Energy Partners LP,
  7.4%, 2031                                                                              990           1,054,906
Kinder Morgan, Inc., 6.8%, 2008                                                           600             650,226
                                                                                                -----------------
                                                                                                $       2,356,711
                                                                                                -----------------
OIL SERVICES -- 0.8%
Dresser, Inc., 9.375%, 2011                                                   $           700   $         749,000
Halliburton Co., 5.5%, 2010                                                             1,278           1,292,940
                                                                                                -----------------
                                                                                                $       2,041,940
                                                                                                -----------------
OILS -- 0.5%
Valero Energy Corp., 7.5%, 2032                                               $           992   $       1,103,477
                                                                                                -----------------
PHARMACEUTICALS -- 0.3%
Wyeth, 6.5%, 2034                                                             $           697   $         656,953
                                                                                                -----------------
POLLUTION CONTROL -- 1.2%
Allied Waste North America, Inc.,
  7.875%, 2013                                                                $           970   $       1,013,650
Waste Management, Inc., 6.5%, 2008                                                        760             821,368
Waste Management, Inc., 7.1%, 2026                                                        976           1,024,760
                                                                                                -----------------
                                                                                                $       2,859,778
                                                                                                -----------------
PRINTING & PUBLISHING -- 0.6%
Belo Corp., 7.75%, 2027                                                       $           676   $         752,489
Dex Media West LLC, 9.875%, 2013                                                          675             740,813
                                                                                                -----------------
                                                                                                $       1,493,302
                                                                                                -----------------
RAILROADS -- 0.1%
Union Pacific Corp., 6.39%, 2004                                              $           288   $         291,544
                                                                                                -----------------
REAL ESTATE -- 2.4%
EOP Operating LP, 6.625%, 2005                                                $           535   $         548,350
EOP Operating LP, 8.375%, 2006                                                            978           1,058,393
EOP Operating LP, 6.8%, 2009                                                            1,137           1,230,590

                                                                                PAR AMOUNT
ISSUER                                                                         (000) OMITTED          VALUE
BONDS -- continued

U.S. BONDS -- continued
REAL ESTATE -- continued
Simon Property Group LP, 6.375%, 2007                                         $         1,200   $       1,284,448
Simon Property Group LP, 6.35%, 2012                                                      629             660,656
Vornado Realty Trust, 5.625%, 2007                                                        975           1,031,474
                                                                                                -----------------
                                                                                                $       5,813,911
                                                                                                -----------------
RESTAURANTS -- 0.5%
YUM! Brands, Inc., 8.875%, 2011                                               $         1,011   $       1,220,001
                                                                                                -----------------
RETAILERS -- 1.0%
Couche-Tard, Inc., 7.5%, 2013                                                 $           490   $         490,000
Dollar General Corp., 8.625%, 2010                                                        725             805,656
Gap, Inc., 10.55%, 2008                                                                   950           1,149,500
                                                                                                -----------------
                                                                                                $       2,445,156
                                                                                                -----------------
SUPERMARKETS -- 0.4%
Kroger Co., 7.8%, 2007                                                        $           845   $         937,482
                                                                                                -----------------
SUPRANATIONAL -- 0.2%
Corporacion Andina de Fomento,
  6.875%, 2012                                                                $           481   $         517,078
                                                                                                -----------------
TELECOMMUNICATIONS - WIRELESS -- 0.6%
American Tower Escrow Corp., 0%, 2008                                         $         1,070   $         781,100
Nextel Communications, Inc., 9.375%, 2009                                                 675             721,406
                                                                                                -----------------
                                                                                                $       1,502,506
                                                                                                -----------------
TELECOMMUNICATIONS - WIRELINE -- 2.5%
Citizens Communications Co., 9%, 2031                                         $         1,331   $       1,283,357
Sprint Capital Corp., 6.875%, 2028                                                      1,579           1,517,809
Telecomunicaciones de Puerto Rico, Inc.,
  6.65%, 2006                                                                             572             604,282
Telecomunicaciones de Puerto Rico, Inc.,
  6.8%, 2009                                                                              375             406,133
Verizon New York, Inc., 6.875%, 2012                                                    1,530           1,640,333
Verizon New York, Inc., 7.375%, 2032                                                      513             539,966
                                                                                                -----------------
                                                                                                $       5,991,880
                                                                                                -----------------
TOBACCO -- 0.9%
Altria Group, Inc., 7%, 2013                                                  $           826   $         841,135
R.J. Reynolds Tobacco Holdings, Inc.,
  7.25%, 2012                                                                           1,271           1,232,870
                                                                                                -----------------
                                                                                                $       2,074,005
                                                                                                -----------------
TRANSPORTATION - SERVICES -- 0.5%
FedEx Corp., 9.65%, 2012                                                      $         1,052   $       1,333,516
                                                                                                -----------------
U.S. GOVERNMENT AGENCIES -- 4.2%
Fannie Mae, 7.125%, 2005                                                      $         1,750   $       1,807,017
Fannie Mae, 6%, 2008                                                                    2,583           2,782,113
Fannie Mae, 6.125%, 2012                                                                1,934           2,085,469
Fannie Mae, 5.25%, 2012                                                                   406             405,702
Small Business Administration,
  4.93%, 2024                                                                           1,900           1,862,706
Small Business Administration,
  4.34%, 2024                                                                           1,305           1,225,107
                                                                                                -----------------
                                                                                                $      10,168,114
                                                                                                -----------------
U.S. TREASURY OBLIGATIONS -- 5.2%
U.S. Treasury Bonds, 9.875%, 2015                                             $           482   $         694,061
U.S. Treasury Bonds, 5.375%, 2031###                                                    1,300           1,311,122
U.S. Treasury Notes, 3.375%, 2007                                                       1,023           1,095,497
U.S. Treasury Notes, 4.375%, 2007                                                       6,512           6,730,755
U.S. Treasury Notes, 3%, 2012                                                             757             818,318
U.S. Treasury Notes, 4.75%, 2014                                                        1,881           1,900,619
                                                                                                -----------------
                                                                                                $      12,550,372
                                                                                                -----------------
UTILITIES - ELECTRIC POWER -- 7.6%
Beaver Valley Funding Corp., 9%, 2017                                         $         2,022   $       2,283,445
Cleveland Electric Illuminating Co.,
  7.67%, 2004                                                                             225             225,000
DPL, Inc., 6.875%, 2011                                                                 1,222           1,231,165
DTE Energy Co., 7.05%, 2011                                                             1,490           1,615,106
Exelon Generation Co. LLC, 6.95%, 2011                                                  1,321           1,446,404
FirstEnergy Corp., 6.45%, 2011                                                $           679   $         703,959
NiSource Finance Corp., 7.875%, 2010                                                      847             970,995
Niagara Mohawk Power Corp.,
  5.375%, 2004                                                                            550             554,673
Northeast Utilities, 8.58%, 2006                                                          462             487,235
PSEG Energy Holdings LLC, 7.75%, 2007                                                     976           1,022,360
PSEG Power LLC, 7.75%, 2011                                                             1,079           1,221,999
PSEG Power LLC, 8.625%, 2031                                                              340             415,277
Pacific Gas & Electric Co., 6.05%, 2034                                                 1,855           1,744,731
Progress Energy, Inc., 7%, 2031                                                         1,118           1,150,518
System Energy Resources, Inc.,
  5.129%, 2014##                                                                          733             720,524
System Energy Resources, Inc.,
  8.09%, 2017                                                                             874             963,051
TXU Corp., 6.375%, 2006                                                                   843             887,799
Toledo Edison Co., 7.875%, 2004                                                           636             638,584
W3A Funding Corp.
                                                                                                -----------------
                                                                                                $      18,282,825
                                                                                                -----------------
UTILITIES - GAS -- 0.4%
Reliant Energy, Inc., 8.125%, 2005                                            $           916   $         962,169
                                                                                                -----------------
    Total U.S. Bonds                                                                            $     202,830,425
                                                                                                -----------------
FOREIGN BONDS -- 13.7%
AUSTRALIA -- 0.4%
Burns, Philp & Co. Ltd., 9.75%, 2012
  (Food & Non-Alcoholic Beverages)                                            $           925   $         957,375
                                                                                                -----------------
BRAZIL -- 0.3%
Brazilian Merchant Voucher Receivables
  Ltd., 5.911%, 2011 (Asset Backed &
  Securitized)##                                                              $           820   $         793,350
                                                                                                -----------------
BULGARIA -- 0.4%
Republic of Bulgaria, 8.25%, 2015
  (Emerging Market Sovereign)##                                               $           716   $         833,245
                                                                                                -----------------
CANADA -- 1.5%
Abitibi-Consolidated, Inc., 6.95%, 2008
  (Forest & Paper Products)                                                   $           700   $         709,097
Anderson Exploration Ltd., 6.75%, 2011
  (Energy - Independent)                                                                  675             720,773
EnCana Holdings Finance Corp.,
  5.8%, 2014 (Energy - Independent)                                                       864             882,360
TELUS Corp., 8%, 2011
  (Telecommunications - Wireline)                                                       1,136           1,291,134
                                                                                                -----------------
                                                                                                $       3,603,364
                                                                                                -----------------
CHILE -- 0.2%
Corporacion Nacional del Cobre de Chile,
  6.375%, 2012 (Metals & Mining)##                                            $           342   $         361,963
                                                                                                -----------------
DENMARK -- 0.3%
Kingdom of Denmark, 6%, 2009
  (International Market Sovereign)                                            DKK       4,137   $         745,913
                                                                                                -----------------
FINLAND -- 0.3%
Republic of Finland, 5.375%, 2013
  (International Market Sovereign)                                            EUR         559   $         736,625
                                                                                                -----------------
FRANCE -- 0.4%
Crown European Holdings S.A., 9.5%, 2011
  (Containers)                                                                $           900   $         981,000
                                                                                                -----------------
GERMANY -- 1.3%
Deutsche Telekom International
  Finance B.V., 8%, 2010
  (Telecommunications - Wireline)                                             $         1,388   $       1,621,959
Deutsche Telekom International
  Finance B.V., 8.75%, 2030
  (Telecommunications - Wireline)                                                       1,212           1,475,169
                                                                                                -----------------
                                                                                                $       3,097,128
                                                                                                -----------------

                                                                                PAR AMOUNT
ISSUER                                                                         (000) OMITTED          VALUE
BONDS -- continued

FOREIGN BONDS -- continued
IRELAND -- 0.3%
Republic of Ireland, 5%, 2013
  (International Market Sovereign)                                            EUR         572   $         735,438
                                                                                                -----------------
ITALY -- 0.3%
Telecom Italia S.p.A, 5.625%, 2007
  (Telecommunications - Wireline)                                             EUR         557   $         713,663
                                                                                                -----------------
JAPAN -- 0.6%
Mizuho Financial Group, Inc., 5.79%, 2014
  (Banks & Credit Companies)##                                                $           929   $         913,196
UFJ Finance Aruba AEC, 6.75%, 2013
  (Banks & Credit Companies)                                                              568             587,351
                                                                                                -----------------
                                                                                                $       1,500,547
                                                                                                -----------------
KAZAKHSTAN -- 0.2%
Turanalem Finance B.V., 8%, 2014
  (Banks & Credit Companies)##                                                $           635   $         572,905
                                                                                                -----------------
LUXEMBOURG -- 0.6%
Telecom Italia S.P.A., 5.25%, 2013
  (Telecommunications - Wireline)##                                           $         1,443   $       1,396,602
                                                                                                -----------------
MALAYSIA -- 0.2%
Petroliam Nasional Berhad, 7.875%, 2022
  (Emerging Market Agencies)##                                                $           430   $         475,368
                                                                                                -----------------
MEXICO -- 1.6%
BBVA Bancomer Capital Trust I,
  10.5%, 2011 (Banks
  & Credit Companies)##                                                       $         1,013   $       1,099,105
Banco Mercantil S.A., 5.875%, 2014
  (Banks & Credit Companies)##                                                          1,000             967,500
Pemex Finance Ltd., 9.69%, 2009
  (Emerging Market Agencies)                                                              427             487,314
Pemex Project Funding Master Trust,
  8.625%, 2022 (Oil Services)                                                             288             299,520
United Mexican States, 8%, 2022
  (Emerging Market Sovereign)                                                              25              25,963
United Mexican States, 7.5%, 2033
  (Emerging Market Sovereign)                                                           1,005             972,840
                                                                                                -----------------
                                                                                                $       3,852,242
                                                                                                -----------------
NETHERLANDS -- 0.4%
Telefonica (Europe) B.V., 8.25%, 2030
  (Telecommunications - Wireline)                                             $           758   $         922,201
                                                                                                -----------------
PANAMA -- 0.3%
Republic of Panama, 9.375%, 2029
  (Emerging Market Sovereign)                                                 $           750   $         830,625
                                                                                                -----------------
RUSSIA -- 1.0%
Gaz Capital S.A., 9.625%, 2013 (Oils)##                                       $           280   $         289,254
Gaz Capital S.A., 8.625%, 2034 (Oils)##                                                   260             253,175
Mobile TeleSystems OJSC, 9.75%, 2008
  (Telecommunications - Wireless)##                                                       559             575,770
Russian Federation, 3%, 2011
  (Emerging Market Sovereign)                                                             150             113,539
Siberian Oil Co. (SIBNEFT), 10.75%, 2009
  (Energy - Integrated)                                                                   405             417,150
VimpelCom, 10%, 2009
  (Telecommunications - Wireless)##                                                       634             639,584
                                                                                                -----------------
                                                                                                $       2,288,472
                                                                                                -----------------
SOUTH KOREA -- 0.6%
Export-Import Banks of Korea, 5.25%, 2014
  (Emerging Market Agencies)##                                                $           596   $         571,384
Woori Bank, 5.75%, 2014 (Banks &
  Credit Companies)##                                                                     932             915,690
                                                                                                -----------------
                                                                                                $       1,487,074
                                                                                                -----------------
UNITED KINGDOM -- 2.5%
Barclays Bank PLC, 8.55%, 2049
  (Banks & Credit Companies)##                                                $         1,682   $       1,992,030
British Sky Broadcasting Group PLC,
  8.2%, 2009 (Advertising & Broadcasting)                                               1,412           1,626,864
HBOS Capital Funding LP, 6.071%, 2049
  (Banks & Credit Companies)##                                                          1,205           1,209,812
Holmes Financing PLC, 1.8344%, 2040
  (Asset Backed & Securitized)                                                            181             181,000
SABMiller PLC, 6.625%, 2033
  (Alcoholic Beverages)##                                                               1,076           1,123,766
                                                                                                -----------------
                                                                                                $       6,133,472
                                                                                                -----------------
    Total Foreign Bonds                                                                         $      33,018,572
                                                                                                -----------------
    Total Bonds
      (Identified Cost, $231,701,926)                                                           $     235,848,997
                                                                                                -----------------
SHORT-TERM OBLIGATION -- 1.4%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                                              $         3,318   $       3,318,000
                                                                                                -----------------
    Total Investments
      (Identified Cost, $235,019,926)                                                           $     239,166,997
                                                                                                -----------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.9%                                                                              2,131,596
                                                                                                -----------------
    Net Assets -- 100.0%                                                                        $     241,298,593
                                                                                                =================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
EMERGING MARKETS EQUITY SERIES

ISSUER                                                                          SHARES                VALUE
STOCKS -- 95.2%

FOREIGN STOCKS -- 95.2%
BRAZIL -- 8.6%
Anacruz Celulose S.A., ADR
  (Forest & Paper Products)                                                          14,640     $         478,142
Brasil Telecom Participacoes S.A., ADR
  (Telephone Services)                                                               19,920               611,544
Companhia Vale do Rio Doce, ADR
  (Metals & Mining)                                                                  24,900             1,183,995
Companhiabrasileira De Distr, ADR
  (Food & Drug Stores)                                                                7,800               134,940
Petroleo Brasileiro S.A., ADR
  (Energy - Integrated)                                                              36,760             1,031,853
Tele Celular Sul Participacoes Preferred S.A.
  (Telephone Services)                                                                    0***                  4
Tele Norte Leste Participacoes
  (Telephone Services)^                                                              35,160               447,587
Votorantim Celulose e Papel S.A.
  (Forest & Paper Products)                                                          16,860               536,148
                                                                                                -----------------
                                                                                                $       4,424,213
                                                                                                -----------------
CHILE -- 0.5%
Administradora de Fondas de
  Pensiones Provida S.A.
  (Brokerage & Asset Managers)                                                        9,500     $         240,730
                                                                                                -----------------
CHINA -- 1.7%
China Petrolium & Chemical
  (Energy - Independent)                                                            662,000     $         241,894
China Telecom Corp. Ltd.
  (Telephone Services)                                                            1,766,000               616,992
                                                                                                -----------------
                                                                                                $         858,886
                                                                                                -----------------
CROATIA -- 0.4%
PLIVA D.D., GDR (Pharmaceuticals)                                                    15,980     $         237,303
                                                                                                -----------------
HONG KONG -- 4.5%
China Mobile Ltd.
  (Telecommunications - Wireless)                                                   471,500     $       1,426,645
CITIC Pacific Ltd. (Conglomerates)                                                  105,000               257,125
CNOOC Ltd. (Energy - Integrated)                                                  1,448,500               612,850
                                                                                                -----------------
                                                                                                $       2,296,620
                                                                                                -----------------
INDIA -- 4.5%
Gujarat Ambuja Cements Ltd.
  (Construction)                                                                     36,440     $         225,505
Hindustan Petroleum Corp. Ltd.
  (Energy - Independent)                                                             21,680               158,644
ICICI Bank Ltd.
  (Banks & Credit Companies)                                                         19,150               231,715
ITC Ltd. (Tobacco)                                                                   13,310               257,108
LIC Housing Finance Ltd.
  (Banks & Credit Companies)                                                         82,500               246,971
Oil & Natural Gas Corp. Ltd.
  (Energy - Independent)                                                             25,860               354,017
Reliance Industries Ltd.
  (Energy - Independent)                                                             63,770               596,010
Sun Pharmaceutical Industries Ltd.
  (Pharmaceuticals)                                                                  28,600               231,214
                                                                                                -----------------
                                                                                                $       2,301,184
                                                                                                -----------------
INDONESIA -- 2.9%
Bank Central Asia
  (Banks & Credit Companies)                                                      1,056,000     $         210,661
Bank Danamon Indonesia Tbk.
  (Banks & Credit Companies)                                                        495,000               148,779
Bank Rakyat Indonesia
  (Banks & Credit Companies)*                                                       982,000               175,003
Gudang Garam Tbk. (Tobacco)                                                         164,000               239,047
Hanjaya Mandala Sampoerna Tbk.
  (Tobacco)                                                                         473,000               256,655
Telekomunikasi Indonesia Tbk.
  (Telephone Services)                                                              616,000               484,988
                                                                                                -----------------
                                                                                                $       1,515,133
                                                                                                -----------------
FOREIGN STOCKS -- continued
ISRAEL -- 2.9%
Bank Hapoalim B.M.
  (Banks & Credit Companies)                                                         95,800     $         254,828
Bank Leumi le-Israel B.M.
  (Banks & Credit Companies)                                                        133,300               256,114
Koor Industries Ltd. (Conglomerates)*                                                 4,600               213,133
Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)*                                                                 18,580               808,230
                                                                                                -----------------
                                                                                                $       1,532,305
                                                                                                -----------------
LUXEMBOURG -- 1.0%
Tenaris S.A., ADR (Steel)                                                            15,340     $         502,385
                                                                                                -----------------
MALAYSIA -- 3.7%
AMMB Holdings Berhard
  (Banks & Credit Companies)                                                        287,200     $         249,411
Astro All Asia Networks PLC
  (Broadcast & Cable TV)*                                                           236,700               285,286
British American Tobacco (Tobacco)                                                   24,200               321,605
Genting Berhad (Gaming & Lodging)                                                    59,200               238,358
IOI Corp. (Specialty Chemicals)                                                     110,000               235,921
New Straits Times Press
  (Printing & Publishing)                                                           241,000               246,074
Proton Holdings Bergard (Automotive)*                                               103,400               217,684
Resorts World Berhad
  (Gaming & Lodging)                                                                 49,000               115,408
                                                                                                -----------------
                                                                                                $       1,909,747
                                                                                                -----------------
MEXICO -- 9.5%
America Movil S.A. de C.V., ADR
  (Telecommunications - Wireless)                                                    21,830     $         793,957
CEMEX S.A. de C.V., ADR (Construction)                                               30,360               883,476
Controladora Comercial Mexicana S.A. de
  C.V. (General Merchandise)                                                         59,020                64,984
Corporacion GEO S.A. de C.V.
  (Construction)                                                                    256,800               337,294
Grupo Elektra S.A. de C.V.
  (Specialty Stores)                                                                 76,620               453,097
Grupo Financiero Banorte S.A. de C.V.
  (Banks & Credit Companies)                                                         69,530               247,148
Grupo Financiero Inbursa S.A. de C.V.
  (Banks & Credit Companies)                                                        215,090               307,684
Grupo Televisa S.A., ADR
  (Broadcast & Cable TV)                                                             11,680               528,754
Telefonos de Mexico S.A. de C.V., ADR
  (Telephone Services)                                                               22,120               735,932
TV Azteca S.A. de C.V., ADR
  (Broadcast & Cable TV)*                                                            60,870               525,917
                                                                                                -----------------
                                                                                                $       4,878,243
                                                                                                -----------------
RUSSIA -- 4.3%
JSC MMC Norilsk Nickel, ADR
  (Metals & Mining)                                                                  13,830     $         757,884
OAO LUKOIL (Energy - Integrated)                                                     13,940             1,456,730
                                                                                                -----------------
                                                                                                $       2,214,614
                                                                                                -----------------
SOUTH AFRICA -- 6.8%
Absa Group Ltd.
  (Banks & Credit Companies)                                                         63,370     $         519,485
African Bank Investments Ltd.
  (Banks & Credit Companies)                                                        159,390               302,317
Barloworld Ltd. (Conglomerates)                                                      24,310               260,438
Impala Platinum Holdings Ltd.
  (Precious Metals & Minerals)                                                        7,390               559,480
Sanlam Group (Insurance)                                                            257,810               364,671
Standard Bank Group
  (Banks & Credit Companies)                                                        122,640               847,656
Telkom Group Ltd. (Telephone Services)                                               50,890               650,716
                                                                                                -----------------
                                                                                                $       3,504,763
                                                                                                -----------------

ISSUER                                                                          SHARES                VALUE
STOCKS -- continued

FOREIGN STOCKS -- continued
SOUTH KOREA -- 20.3%
Hanaro Telecom, Inc.
  (Telephone Services)                                                               46,340     $         105,473
Hyundai Motor Co. Ltd. (Automotive)                                                  17,220               662,422
Industrial Bank of Korea
  (Banks & Credit Companies)                                                         33,550               211,365
Kookmin Bank
  (Banks & Credit Companies)                                                         20,070               623,551
Korea Exchange Bank
  (Banks & Credit Companies)                                                         25,040               124,171
KT & G Corp., ADR (Tobacco)                                                          20,840               481,547
KT Corp., ADR (Telephone Services)^                                                  19,340               348,894
KT Freetel Co. Ltd. (Telephone Services)                                             13,890               241,016
LG Chemical Ltd. (Specialty Chemicals)                                                5,240               177,312
LG Electronics, Inc.
  (Furniture & Appliances)                                                           10,630               504,132
POSCO (Metals & Mining)                                                              34,730             1,163,802
Samsung Corp. (Business Services)                                                    15,100               184,258
Samsung Electronics Co. Ltd. (Electronics)                                            8,660             3,574,920
Samsung SDI Co. Ltd.
  (Electrical Equipment)                                                              3,220               338,581
Samsung Securities Co. Ltd.
  (Brokerage & Asset Managers)                                                        4,790                78,555
Shinhan Financial Group Co. Ltd.
  (Banks & Credit Companies)                                                         31,680               460,601
Shinsegae Co. Ltd. (Specialty Stores)                                                 2,010               483,583
SK Telecom Co. Ltd.
  (Telecommunications - Wireless)                                                     4,250               698,832
                                                                                                -----------------
                                                                                                $      10,463,015
                                                                                                -----------------
TAIWAN -- 11.1%
Acer, Inc. (Computer Software - Systems)                                            167,000     $         234,952
Advantech Co. Ltd. (Electronics)                                                     74,000               150,773
Au Optronics Corp. (Electronics)                                                    325,300               493,465
China Steel Corp. (Metals & Mining)                                                 597,000               564,682
Chinatrust Financial Holding Co. Ltd.
  (Banks & Credit Companies)                                                        232,000               258,775
Compal Electronics, Inc.
  (Computer Software - Systems)                                                     196,000               212,790
Flexium Interconnect, Inc.
  (Electrical Equipment)*                                                           142,000               146,984
Formosa Chemicals & Fibre Corp.
  (Chemicals)                                                                       160,000               249,851
Fubon Financial Holding Co. Ltd.
  (Banks & Credit Companies)                                                        503,000               438,367
HannStar Display Corp. (Electronics)                                                614,000               303,165
High Tech Computer Corp.
  (Computer Software - Systems)                                                      57,000               249,227
Hon Hai Precision Industry Co. Ltd.
  (Personal Computers & Peripherals)                                                106,400               395,598
MediaTek, Inc. (Electronics)                                                         47,600               379,441
Mega Financial Holding Co. Ltd.
  (Banks & Credit Companies)                                                        782,000               516,371
President Chain Store Corp.
  (Food & Drug Stores)                                                              149,000               281,425
Taiwan Semicon Man (Electronics)                                                    362,000               521,142
Wan Hai Lines Ltd. (Railroad & Shipping)                                            327,000               289,845
                                                                                                -----------------
                                                                                                $       5,686,853
                                                                                                -----------------
THAILAND -- 2.6%
Bangkok Bank Public Co. Ltd.
  (Banks & Credit Companies)                                                        166,350     $         400,721
Land & Houses Public Co. Ltd.
  (Construction)                                                                  1,533,800               365,726
Siam Cement Public Co. Ltd.
  (Conglomerates)                                                                    92,650               552,864
                                                                                                -----------------
                                                                                                $       1,319,311
                                                                                                -----------------
TURKEY -- 2.3%
Akbank T.A.S.
  (Banks & Credit Companies)                                                    147,757,512     $         542,455
Anadolu Efes (Alcoholic Beverages)                                               33,054,000               385,202
Vestel Electronic (Furniture & Appliances)                                       81,935,850               251,133
                                                                                                -----------------
                                                                                                $       1,178,790
                                                                                                -----------------
UNITED KINGDOM -- 7.6%
Anglo American PLC (Metals & Mining)*                                               130,350     $       2,665,596
Lonmin PLC (Precious Metals & Minerals)*                                             29,950               538,620
Old Mutual PLC
  (Banks & Credit Companies)                                                        370,200               703,015
                                                                                                -----------------
                                                                                                $       3,907,231
                                                                                                -----------------
    Total Foreign Stocks
      (Identified Cost, $43,566,660)                                                            $      48,971,326
                                                                                                -----------------
PREFERRED STOCK -- 0.5%
METALS & MINING
Usinas Siderurgicas de Minas Gerais S.A.
  (Identified Cost, $256,512)                                                        25,100     $         260,548
                                                                                                -----------------

                                                                             PAR AMOUNT
                                                                            (000) OMITTED
SHORT-TERM OBLIGATION -- 4.0%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                                          $           2,038     $       2,038,000
                                                                                                -----------------
REPURCHASE AGREEMENT -- 0.7%
Morgan Stanley, 1.5%, dated 6/30/04,
  due 7/01/04, total to be received
  $361,015 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                                                       $             361     $         361,000
                                                                                                -----------------
COLLATERAL FOR SECURITIES LOANED -- 1.6%

                                                                                SHARES
Navigator Securities Lending Prime
  Portfolio, at Cost and Net Asset Value                                            814,870     $         814,870
                                                                                                -----------------
    Total Investments
      (Identified Cost, $47,037,042)                                                            $      52,445,744
                                                                                                -----------------
OTHER ASSETS,
  LESS LIABILITIES -- (2.0)%                                                                           (1,041,222)
                                                                                                -----------------
    Net Assets -- 100.0%                                                                        $      51,404,522
                                                                                                =================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
GLOBAL GOVERNMENTS SERIES

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- 92%

FOREIGN BONDS -- 67.8%
AUSTRALIA -- 0.6%
Government of Australia, 6.25%, 2015
  (International Market Sovereign)                                      AUD             580     $         412,471
                                                                                                -----------------
AUSTRIA -- 4.1%
Republic of Austria, 5.5%, 2007
  (International Market Sovereign)                                      EUR           1,455     $       1,897,424
Republic of Austria, 5%, 2012
  (International Market Sovereign)                                                      393               505,593
Republic of Austria, 4.65%, 2018
  (International Market Sovereign)                                                      217               265,882
                                                                                                -----------------
                                                                                                $       2,668,899
                                                                                                -----------------
BELGIUM -- 3.2%
Kingdom of Belgium, 3.75%, 2009
  (International Market Sovereign)                                      EUR           1,050     $       1,287,292
Kingdom of Belgium, 5%, 2012
  (International Market Sovereign)                                                      613               788,361
                                                                                                -----------------
                                                                                                $       2,075,653
                                                                                                -----------------
CANADA -- 2.0%
Government of Canada, 5.5%, 2009
  (International Market Sovereign)                                      CAD             760     $         596,276
Government of Canada, 5.25%, 2012
  (International Market Sovereign)                                                      780               599,028
Government of Canada, 8%, 2023
  (International Market Sovereign)                                                      136               133,910
                                                                                                -----------------
                                                                                                $       1,329,214
                                                                                                -----------------
DENMARK -- 3.9%
Kingdom of Denmark, 7%, 2007
  (International Market Sovereign)                                      DKK           5,246     $         957,380
Kingdom of Denmark, 6%, 2009
  (International Market Sovereign)                                                    7,070             1,274,741
Kingdom of Denmark, 5%, 2013
  (International Market Sovereign)                                                    1,923               327,289
                                                                                                -----------------
                                                                                                $       2,559,410
                                                                                                -----------------
FINLAND -- 6.9%
Republic of Finland, 2.75%, 2006
  (International Market Sovereign)                                      EUR           1,428     $       1,739,665
Republic of Finland, 3%, 2008
  (International Market Sovereign)                                                    2,317             2,780,524
                                                                                                -----------------
                                                                                                $       4,520,189
                                                                                                -----------------
FRANCE -- 8.4%
Republic of France, 4.75%, 2007 - 2012
  (International Market Sovereign)                                      EUR           3,997     $       5,086,389
Republic of France, 6%, 2025
  (International Market Sovereign)                                                      257               359,980
                                                                                                -----------------
                                                                                                $       5,446,369
                                                                                                -----------------
GERMANY -- 12.5%
Federal Republic of Germany, 3.5%, 2008
  (International Market Sovereign)                                      EUR           3,801     $       4,635,626
Federal Republic of Germany,
  5.25%, 2010
  (International Market Sovereign)                                                    1,542             2,019,729
Kreditanstalt fur Wiederaufbau, 3.25%, 2008
  (International Market Agencies)                                                     1,234             1,496,506
                                                                                                -----------------
                                                                                                $       8,151,861
                                                                                                -----------------
IRELAND -- 6.0%
Republic of Ireland, 4.25%, 2007
  (International Market Sovereign)                                      EUR           2,849     $       3,583,007
Republic of Ireland, 4.6%, 2016
  (International Market Sovereign)                                                      270               333,042
                                                                                                -----------------
                                                                                                $       3,916,049
                                                                                                -----------------
ITALY -- 1.8%
Republic of Italy, 5.25%, 2017
  (International Market Sovereign)                                      EUR             899     $       1,158,476
                                                                                                -----------------
MEXICO -- 1.2%
Pemex Project Funding Master Trust,
  8.625%, 2022 (Oil Services)                                             $             710     $         738,400
United Mexican States, 8%, 2022
  (Emerging Market Sovereign)                                                            64                66,464
                                                                                                -----------------
                                                                                                $         804,864
                                                                                                -----------------
NETHERLANDS -- 5.7%
Kingdom of Netherlands, 5.75%, 2007
  (International Market Sovereign)                                      EUR           2,646     $       3,442,822
Kingdom of Netherlands, 5%, 2012
  (International Market Sovereign)                                                      190               244,849
                                                                                                -----------------
                                                                                                $       3,687,671
                                                                                                -----------------
NEW ZEALAND -- 4.1%
Government of New Zealand, 7%, 2009
  (International Market Sovereign)                                      NZD             815     $         532,527
Government of New Zealand, 6.5%, 2013
  (International Market Sovereign)                                                    3,361             2,148,230
                                                                                                -----------------
                                                                                                $       2,680,757
                                                                                                -----------------
PORTUGAL -- 1.1%
Republic of Portugal, 5.45%, 2013
  (International Market Sovereign)                                      EUR             551     $         727,836
                                                                                                -----------------
QATAR -- 0.5%
State of Qatar, 9.75%, 2030
  (Emerging Market Sovereign)+                                            $             242     $         331,540
                                                                                                -----------------
SOUTH AFRICA -- 0.5%
Republic of South Africa, 8.5%, 2017
  (Emerging Market Sovereign)                                             $             281     $         318,233
                                                                                                -----------------
SPAIN -- 2.7%
Kingdom of Spain, 6%, 2008
  (International Market Sovereign)                                      EUR           1,263     $       1,680,009
Kingdom of Spain, 5.35%, 2011
  (International Market Sovereign)                                                       64                84,133
                                                                                                -----------------
                                                                                                $       1,764,142
                                                                                                -----------------
UNITED KINGDOM -- 2.6%
United Kingdom Treasury, 5%, 2012
  (International Market Sovereign)                                      GBP             937     $       1,686,798
                                                                                                -----------------
    Total Foreign Bonds                                                                         $      44,240,432
                                                                                                -----------------
U.S. BONDS -- 24.2%
ASSET BACKED & SECURITIZED -- 3.7%
Commercial Mortgage Asset Trust,
  1.146%, 2032^^##                                                        $           9,615     $         520,035
Deutsche Mortgage & Asset Receiving
  Corp., 6.538%, 2031                                                                   344               368,357
First Union National Bank Commercial
  Mortgage Trust, 7.39%, 2031                                                           342               384,599
First Union National Bank Commercial
  Mortgage Trust, 1.218%, 2043^^##                                                    9,677               496,617
First Union-Lehman Brothers Bank of
  America, 6.56%, 2035                                                                  164               177,483
GMAC Commercial Mortgage Securities,
  Inc., 6.42%, 2035                                                                     164               177,267
LB-UBS Commercial Mortgage Trust,
  7.95%, 2010                                                                           257               295,745
                                                                                                -----------------
                                                                                                $       2,420,103
                                                                                                -----------------
MORTGAGE BACKED -- 1.5%
Fannie Mae, 6%, 2017 - 2018                                               $             959     $       1,000,471
                                                                                                -----------------
MUNICIPALS -- 1.2%
North Carolina St. Public Improvement, "A",
  5.25%, 2015                                                             $             740     $         808,161
                                                                                                -----------------

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- continued

U.S. BONDS -- continued
SUPRANATIONAL -- 5.2%
Inter-American Development Bank,
  1.9%, 2009                                                            JPY         350,000     $       3,360,464
                                                                                                -----------------
U.S. GOVERNMENT AGENCIES -- 2.2%
Fannie Mae, 1.75%, 2008                                                 JPY         150,000     $       1,429,925
                                                                                                -----------------
U.S. TREASURY OBLIGATIONS -- 10.4%
U.S. Treasury Bonds, 8%, 2021                                             $             377     $         494,135
U.S. Treasury Bonds, 5.375%, 2031                                                       405               408,465
U.S. Treasury Notes, 2.375%, 2006                                                     1,710             1,695,371
U.S. Treasury Notes, 2.625%, 2008                                                       926               896,954
U.S. Treasury Notes, 4.25%, 2013                                                      1,370             1,333,448
U.S. Treasury Notes, 2%, 2014                                                         1,984             1,972,001
                                                                                                -----------------
                                                                                                $       6,800,374
                                                                                                -----------------
    Total U.S. Bonds                                                                            $      15,819,498
                                                                                                -----------------
    Total Bonds
      (Identified Cost, $58,755,058)                                                            $      60,059,930
                                                                                                -----------------

SHORT-TERM OBLIGATION -- 2.4%
Freddie Mac, 1.22%, due 7/01/04,
  at Amortized Cost                                                       $           1,541     $       1,541,000
                                                                                                -----------------
REPURCHASE AGREEMENT -- 4.5%
Morgan Stanley, 1.5%, dated 6/30/04,
  due 7/01/04, total to be received
  $2,948,123 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                                 $           2,948     $       2,948,000
                                                                                                -----------------
    Total Investments
      (Identified Cost, $63,244,058)                                                            $      64,548,930
                                                                                                -----------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.1%                                                                                685,510
                                                                                                -----------------
    Net Assets -- 100.0%                                                                        $      65,234,440
                                                                                                =================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
GLOBAL TOTAL RETURN SERIES

ISSUER                                                                          SHARES                VALUE
STOCKS -- 59.3%

FOREIGN STOCKS -- 32.0%
BERMUDA -- 0.3%
Accenture Ltd., "A" (Business Services)*                                             19,540     $         536,959
                                                                                                -----------------
CANADA -- 0.7%
Canadian National Railway Co.
  (Railroad & Shipping)                                                              12,177     $         530,795
EnCana Corp. (Energy - Independent)                                                  15,400               661,904
                                                                                                -----------------
                                                                                                $       1,192,699
                                                                                                -----------------
FINLAND -- 0.6%
Fortum Corp. (Energy - Independent)                                                  73,000     $         933,673
                                                                                                -----------------
FRANCE -- 3.1%
Credit Agricole S.A.
  (Banks & Credit Companies)                                                         36,000     $         877,032
Renault S.A. (Automotive)                                                            12,000               915,036
Sanofi-Synthelabo (Pharmaceuticals)                                                  12,270               778,691
Suez S.A. (Utilities - Electric Power)                                               38,000               791,984
TOTAL S.A. (Energy - Independent)                                                     3,000               572,629
TOTAL S.A., ADR (Energy - Integrated)                                                13,102             1,258,840
                                                                                                -----------------
                                                                                                $       5,194,212
                                                                                                -----------------
GERMANY -- 1.6%
Bayerische Motoren Werke AG
  (Automotive)                                                                       20,910     $         926,361
Deutsche Telekom AG
  (Telephone Services)                                                               61,800             1,087,022
Schering AG (Pharmaceuticals)                                                        10,130               597,595
                                                                                                -----------------
                                                                                                $       2,610,978
                                                                                                -----------------
HONG KONG -- 0.6%
CNOOC Ltd. (Energy - Independent)                                                 2,510,000     $       1,061,964
                                                                                                -----------------
IRELAND -- 0.9%
Bank of Ireland
  (Banks & Credit Companies)                                                         69,000     $         921,176
Irish Life & Permanent PLC
  (Banks & Credit Companies)                                                         36,540               563,043
                                                                                                -----------------
                                                                                                $       1,484,219
                                                                                                -----------------
ITALY -- 1.7%
Eni S.p.A. (Energy - Integrated)                                                     48,000     $         954,210
Italcementi S.p.A. (Construction)                                                   103,000               885,778
Italcementi S.p.A., Ord. (Construction)                                              38,000               509,166
Riunione Adriatica di Sicurta S.p.A.
  (Insurance)                                                                        25,200               457,679
                                                                                                -----------------
                                                                                                $       2,806,833
                                                                                                -----------------
JAPAN -- 5.3%
Acom Co. (Banks & Credit Companies)                                                   5,370     $         348,194
Canon, Inc. (Personal Computers &
  Peripherals)                                                                       12,000               631,030
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals)                                                                  35,400               554,253
DENSO Corp. (Automotive)                                                             22,000               511,043
Heiwa Corp. (Leisure & Toys)                                                         19,200               303,772
Honda Motor Co. Ltd. (Automotive)                                                    11,700               562,824
KDDI Corp. (Telephone Services)                                                         120               684,805
Lawson, Inc. (Specialty Stores)                                                      13,200               543,235
Promise Co. Ltd.
  (Banks & Credit Companies)                                                          4,000               266,313
Sanyo Shokai Ltd. (Apparel Manufacturers)                                            98,000               636,335
Sekisui Chemical Co. Ltd. (Construction)                                             81,000               682,253
Takefuji Corp. (Banks & Credit Companies)                                             3,660               264,764
Tanabe Seiyaku Co. Ltd. (Pharmaceuticals)                                            57,000               508,775
Tohoku Electric Power Co., Inc.
  (Utilities - Electric Power)                                                       50,100               842,140
Tokyo Gas Co. Ltd.
  (Natural Gas - Distribution)                                                      350,000             1,238,740
Toyota Industries Corp. (Automotive)                                                 10,400               249,193
                                                                                                -----------------
                                                                                                $       8,827,669
                                                                                                -----------------

ISSUER                                                                          SHARES                VALUE
STOCKS -- continued

FOREIGN STOCKS -- continued
LUXEMBOURG -- 0.4%
Tenaris S.A., ADR (Oil Services)                                                     18,000     $         589,500
                                                                                                -----------------
MEXICO -- 0.2%
Grupo Financiero Inbursa S.A. de C.V.
  (Banks & Credit Companies)                                                        281,400     $         402,540
                                                                                                -----------------
NETHERLANDS -- 1.2%
Royal KPN N.V. (Telephone Services)                                                 140,100     $       1,068,305
TPG N.V. (Airlines)                                                                  17,900               409,479
Unilever N.V. (Food &
  Non-Alcoholic Beverages)                                                            7,200               492,015
                                                                                                -----------------
                                                                                                $       1,969,799
                                                                                                -----------------
NORWAY -- 0.6%
DnB Holding A.S.A. (Banks &
  Credit Companies)^                                                                135,000     $         921,309
                                                                                                -----------------
SINGAPORE -- 0.3%
Singapore Post Ltd. (Trucking)                                                      823,900     $         421,212
                                                                                                -----------------
SOUTH KOREA -- 0.7%
Hyundai Motor Co. Ltd. (Automotive)                                                  14,060     $         540,863
Samsung Electronics Co. Ltd. (Electronics)                                            1,500               619,212
                                                                                                -----------------
                                                                                                $       1,160,075
                                                                                                -----------------
SPAIN -- 1.8%
Altadis S.A. (Tobacco)^                                                              17,000     $         525,975
Iberdrola S.A. (Utilities - Electric Power)^                                         21,880               462,412
Repsol YPF S.A. (Energy - Independent)                                               47,000             1,030,512
Telefonica S.A. (Telephone Services)                                                 66,486               983,987
                                                                                                -----------------
                                                                                                $       3,002,886
                                                                                                -----------------
SWEDEN -- 1.2%
Autoliv, Inc. (Automotive)^                                                          12,500     $         522,356
Nordea Bank AB
  (Banks & Credit Companies)                                                        134,100               966,639
Swedish Match AB (Tobacco)                                                           53,500               547,369
                                                                                                -----------------
                                                                                                $       2,036,364
                                                                                                -----------------
SWITZERLAND -- 3.1%
Converium Holding AG (Insurance)                                                      5,880     $         306,000
Givaudan S.A. (Chemicals)                                                             1,000               579,120
Nestle S.A. (Food &
  Non-Alcoholic Beverages)                                                            4,733             1,262,738
Novartis AG (Pharmaceuticals)                                                        15,900               701,713
Roche Holding AG (Pharmaceuticals)                                                    7,200               713,156
Syngenta AG (Chemicals)                                                              18,000             1,509,705
                                                                                                -----------------
                                                                                                $       5,072,432
                                                                                                -----------------
UNITED KINGDOM -- 7.7%
AstraZeneca PLC (Pharmaceuticals)                                                    14,240     $         638,681
Aviva PLC (Insurance)                                                                52,000               536,401
BP PLC (Energy - Integrated)                                                         49,700               438,793
BP PLC, ADR (Energy - Integrated)                                                    26,952             1,443,819
Cadbury Schweppes PLC
  (Food & Non-Alcoholic Beverages)                                                   98,300               847,826
Diageo PLC (Alcoholic Beverages)                                                     55,728               751,153
easyJet Airline Co. Ltd. (Airlines)                                                 141,300               408,580
Imperial Tobacco Group PLC (Tobacco)                                                 30,000               646,118
Johnston Press PLC
  (Printing & Publishing)                                                             2,800                28,756
Kelda Group PLC
  (Utilities - Electric Power)                                                       44,600               404,479
Matalan PLC (Apparel Manufacturers)                                                 168,700               654,490
mm02 PLC
  (Telecommunications - Wireless)                                                   231,200               388,755
Reckitt Benckiser PLC
  (Consumer Goods & Services)                                                        18,570               525,520
Reed Elsevier PLC (Printing & Publishing)                                            52,500               510,150
Royal Bank of Scotland Group PLC
  (Banks & Credit Companies)                                                         45,631             1,313,665
Severn Trent PLC
  (Utilities - Electric Power)                                                       27,400     $         395,401
United Utilities PLC
  (Utilities - Electric Power)                                                       64,000               386,075
Vodafone Group PLC
  (Telecommunications - Wireless)                                                   608,003             1,330,966
Yell Group PLC (Broadcast & Cable TV)                                               180,500             1,128,121
                                                                                                -----------------
                                                                                                $      12,777,749
                                                                                                -----------------
    Total Foreign Stocks                                                                        $      53,003,072
                                                                                                -----------------
U.S. STOCKS -- 27.3%
AEROSPACE -- 1.1%
Lockheed Martin Corp.                                                                24,150     $       1,257,732
Northrop Grumman Corp.                                                                9,380               503,706
                                                                                                -----------------
                                                                                                $       1,761,438
                                                                                                -----------------
BANKS & CREDIT COMPANIES -- 6.4%
American Express Co.                                                                 14,400     $         739,872
Bank of America Corp.                                                                29,979             2,536,823
BANK ONE Corp.                                                                       13,500               688,500
Citigroup, Inc.                                                                      42,793             1,989,875
Fannie Mae                                                                           20,930             1,493,565
MBNA Corp.                                                                           10,300               265,637
Mellon Financial Corp.                                                               31,960               937,387
PNC Financial Services Group, Inc.                                                   14,200               753,736
SunTrust Banks, Inc.                                                                 18,660             1,212,713
                                                                                                -----------------
                                                                                                $      10,618,108
                                                                                                -----------------
BROADCAST & CABLE TV -- 0.7%
Comcast Corp., "Special A"*                                                          29,800     $         822,778
Time Warner, Inc.*                                                                   18,200               319,956
                                                                                                -----------------
                                                                                                $       1,142,734
                                                                                                -----------------
BROKERAGE & ASSET MANAGERS -- 1.5%
Franklin Resources, Inc.                                                              3,300     $         165,264
Goldman Sachs Group, Inc.                                                            14,370             1,353,079
Merrill Lynch & Co., Inc.                                                            17,080               921,978
                                                                                                -----------------
                                                                                                $       2,440,321
                                                                                                -----------------
CHEMICALS -- 1.7%
Dow Chemical Co.                                                                     15,620     $         635,734
E.I. du Pont de Nemours & Co.                                                        23,400             1,039,428
Monsanto Co.                                                                          9,000               346,500
PPG Industries, Inc.                                                                 13,550               846,739
                                                                                                -----------------
                                                                                                $       2,868,401
                                                                                                -----------------
COMPUTER SOFTWARE -- 0.2%
Microsoft Corp.                                                                      13,160     $         375,850
                                                                                                -----------------
COMPUTER SOFTWARE - SYSTEMS -- 0.3%
International Business Machines Corp.                                                 5,690     $         501,573
                                                                                                -----------------
CONSTRUCTION -- 0.3%
Masco Corp.                                                                          17,200     $         536,296
                                                                                                -----------------
CONSUMER GOODS & SERVICES -- 0.8%
Kimberly-Clark Corp.                                                                 19,170     $       1,262,920
                                                                                                -----------------
ELECTRICAL EQUIPMENT -- 0.6%
Cooper Industries Ltd., "A"                                                           4,000     $         237,640
Emerson Electric Co.                                                                 11,200               711,760
                                                                                                -----------------
                                                                                                $         949,400
                                                                                                -----------------
ELECTRONICS -- 0.2%
Novellus Systems, Inc.*                                                               8,800     $         276,672
                                                                                                -----------------
ENERGY - INDEPENDENT -- 0.5%
EOG Resources, Inc.                                                                   3,300     $         197,043
Unocal Corp.                                                                         16,950               644,100
                                                                                                -----------------
                                                                                                $         841,143
                                                                                                -----------------
ENERGY - INTEGRATED -- 0.9%
ConocoPhillips                                                                       13,960     $       1,065,008
Exxon Mobil Corp.                                                                    11,370               504,942
                                                                                                -----------------
                                                                                                $       1,569,950
                                                                                                -----------------

ISSUER                                                                          SHARES                VALUE
STOCKS -- continued

U.S. STOCKS -- continued
ENTERTAINMENT -- 0.6%
Viacom, Inc., "B"                                                                    25,996     $         928,577
                                                                                                -----------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 1.7%
Archer Daniels Midland Co.                                                           43,980     $         737,984
H.J. Heinz Co.                                                                       13,340               522,928
Kellogg Co.                                                                          27,840             1,165,104
Sara Lee Corp.                                                                       18,790               431,982
                                                                                                -----------------
                                                                                                $       2,857,998
                                                                                                -----------------
FOREST & PAPER PRODUCTS -- 0.6%
International Paper Co.                                                              21,370     $         955,239
                                                                                                -----------------
INSURANCE -- 2.3%
AFLAC, Inc.                                                                           7,500     $         306,075
Allstate Corp.                                                                       17,570               817,883
Chubb Corp.                                                                           3,700               252,266
Hartford Financial Services Group, Inc.                                               9,860               677,776
MetLife, Inc.                                                                        31,540             1,130,709
St. Paul Travelers Cos., Inc.                                                        16,868               683,829
                                                                                                -----------------
                                                                                                $       3,868,538
                                                                                                -----------------
MACHINERY & TOOLS -- 0.3%
Deere & Co.                                                                           6,990     $         490,279
                                                                                                -----------------
OIL SERVICES -- 0.4%
Noble Corp.*                                                                         16,500     $         625,185
                                                                                                -----------------
PHARMACEUTICALS -- 1.9%
Abbott Laboratories                                                                  17,000     $         692,920
Johnson & Johnson                                                                    23,370             1,301,709
Merck & Co., Inc.                                                                     7,410               351,975
Pfizer, Inc.                                                                         14,232               487,873
Wyeth                                                                                11,330               409,693
                                                                                                -----------------
                                                                                                $       3,244,170
                                                                                                -----------------
PRINTING & PUBLISHING -- 0.5%
Tribune Co.                                                                          16,830     $         766,438
                                                                                                -----------------
RAILROAD & SHIPPING -- 0.4%
Burlington Northern Santa Fe Corp.                                                    7,300     $         256,011
Union Pacific Corp.                                                                   8,500               505,325
                                                                                                -----------------
                                                                                                $         761,336
                                                                                                -----------------
RESTAURANTS -- 0.2%
McDonald's Corp.                                                                     11,930     $         310,180
                                                                                                -----------------
SPECIALTY CHEMICALS -- 0.5%
Air Products & Chemicals, Inc.                                                       16,000     $         839,200
                                                                                                -----------------
SPECIALTY STORES -- 0.2%
TJX Cos., Inc.                                                                       12,500     $         301,750
                                                                                                -----------------
TELEPHONE SERVICES -- 1.1%
Sprint FON Group                                                                     47,200     $         830,720
Verizon Communications, Inc.                                                         26,890               973,149
                                                                                                -----------------
                                                                                                $       1,803,869
                                                                                                -----------------
TOBACCO -- 0.8%
Altria Group, Inc.                                                                   27,496     $       1,376,175
                                                                                                -----------------
UTILITIES -- ELECTRIC POWER -- 0.6%
Dominion Resources, Inc.                                                              8,300     $         523,564
TXU Corp.                                                                            13,700               554,987
                                                                                                -----------------
                                                                                                $       1,078,551
                                                                                                -----------------
    Total U.S. Stocks                                                                           $      45,352,291
                                                                                                -----------------
    Total Stocks
      (Identified Cost, $85,179,264)                                                            $      98,355,363
                                                                                                -----------------
BONDS -- 35.9%

                                                                             PAR AMOUNT
                                                                            (000) OMITTED
FOREIGN BONDS -- 25.9%
AUSTRALIA -- 0.2%
Government of Australia, 6.25%, 2015
  (International Market Sovereign)                                      AUD             547     $         389,002
                                                                                                -----------------
AUSTRIA -- 1.6%
Pfandbriefstelle der oesterreichischen
  Landes-Hypothekenbanken, 1.6%, 2011
  (Banks & Credit Companies)                                            JPY          21,000     $         195,791
Republic of Austria, 5.5%, 2007
  (International Market Sovereign)                                      EUR           1,620             2,112,596
Republic of Austria, 5%, 2012
  (International Market Sovereign)                                                       96               123,399
Republic of Austria, 4.65%, 2018
  (International Market Sovereign)                                                      212               259,756
                                                                                                -----------------
                                                                                                $       2,691,542
                                                                                                -----------------
BELGIUM -- 1.1%
Kingdom of Belgium, 3.75%, 2009
  (International Market Sovereign)                                      EUR             839     $       1,028,608
Kingdom of Belgium, 5%, 2012
  (International Market Sovereign)                                                      618               794,792
                                                                                                -----------------
                                                                                                $       1,823,400
                                                                                                -----------------
CANADA -- 1.0%
Government of Canada, 5.5%, 2009
  (International Market Sovereign)                                      CAD             747     $         586,077
Government of Canada, 5.25%, 2012
  (International Market Sovereign)                                                      766               588,276
Government of Canada, 8%, 2023
  (International Market Sovereign)                                                      134               131,941
Quebec Province, 1.6%, 2013
  (International Market Sovereign)                                      JPY          39,000               352,583
                                                                                                -----------------
                                                                                                $       1,658,877
                                                                                                -----------------
DENMARK -- 1.3%
Kingdom of Denmark, 7%, 2007
  (International Market Sovereign)                                      DKK           3,588     $         654,800
Kingdom of Denmark, 6%, 2009
  (International Market Sovereign)                                                    4,736               853,914
Kingdom of Denmark, 5%, 2013
  (International Market Sovereign)                                                    3,684               627,007
                                                                                                -----------------
                                                                                                $       2,135,721
                                                                                                -----------------
FINLAND -- 2.6%
Republic of Finland, 2.75%, 2006
  (International Market Sovereign)                                      EUR           1,577     $       1,921,185
Republic of Finland, 3%, 2008
  (International Market Sovereign)                                                    1,998             2,397,707
                                                                                                -----------------
                                                                                                $       4,318,892
                                                                                                -----------------
FRANCE -- 3.2%
Republic of France, 4.75%, 2007 - 2012
  (International Market Sovereign)                                      EUR           3,955     $       5,032,421
Republic of France, 6%, 2025
  (International Market Sovereign)                                                      251               351,576
                                                                                                -----------------
                                                                                                $       5,383,997
                                                                                                -----------------
GERMANY -- 4.8%
Federal Republic of Germany, 3.5%, 2008
  (International Market Sovereign)                                      EUR           3,050     $       3,719,721
Federal Republic of Germany, 5.25%, 2010
  (International Market Sovereign)                                                    2,314             3,030,904
Kreditanstalt fur Wiederaufbau, 3.25%, 2008
  (International Market Agencies)                                                     1,070             1,297,619
                                                                                                -----------------
                                                                                                $       8,048,244
                                                                                                -----------------
IRELAND -- 2.1%
Republic of Ireland, 4.25%, 2007
  (International Market Sovereign)                                      EUR           2,621     $       3,296,265
Republic of Ireland, 4.6%, 2016
  (International Market Sovereign)                                                      221               272,601
                                                                                                -----------------
                                                                                                $       3,568,866
                                                                                                -----------------

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- continued

FOREIGN BONDS -- continued
ITALY -- 0.7%
Republic of Italy, 5.25%, 2017
  (International Market Sovereign)                                      EUR             881     $       1,135,281
                                                                                                -----------------
MALAYSIA -- 0.1%
Petroliam Nasional Berhad, 7.875%, 2022
  (Emerging Market Agencies)##                                            $             100     $         110,551
                                                                                                -----------------
MEXICO -- 0.4%
Pemex Project Funding Master Trust,
  7.375%, 2014 (Oil Services)                                             $              97     $          98,940
Pemex Project Funding Master Trust,
  8.625%, 2022 (Oil Services)                                                           319               331,760
Petroleos Mexicanos, 9.5%, 2027
  (Emerging Market Agencies)                                                            130               145,600
United Mexican States, 8%, 2022
  (Emerging Market Sovereign)                                                            28                29,078
                                                                                                -----------------
                                                                                                $         605,378
                                                                                                -----------------
NETHERLANDS -- 2.1%
Kingdom of Netherlands, 5.75%, 2007
  (International Market Sovereign)                                      EUR           2,483     $       3,230,736
Kingdom of Netherlands, 5%, 2012
  (International Market Sovereign)                                                      165               212,519
                                                                                                -----------------
                                                                                                $       3,443,255
                                                                                                -----------------
NEW ZEALAND -- 1.6%
Government of New Zealand, 7%, 2009
  (International Market Sovereign)                                      NZD             802     $         524,033
Government of New Zealand, 6.5%, 2013
  (International Market Sovereign)                                                    3,295             2,106,045
                                                                                                -----------------
                                                                                                $       2,630,078
                                                                                                -----------------
PORTUGAL -- 0.4%
Republic of Portugal, 5.45%, 2013
  (International Market Sovereign)                                      EUR             494     $         652,543
                                                                                                -----------------
QATAR -- 0.2%
State of Qatar, 9.75%, 2030
  (Emerging Market Sovereign)+                                            $             230     $         315,100
                                                                                                -----------------
SOUTH AFRICA -- 0.2%
Republic of South Africa, 8.5%, 2017
  (Emerging Market Sovereign)                                             $             267     $         302,377
                                                                                                -----------------
SOUTH KOREA -- 0.1%
Woori Bank, 5.75%, 2014
  (Banks & Credit Companies)##                                            $             185     $         181,762
                                                                                                -----------------
SPAIN -- 1.0%
Kingdom of Spain, 6%, 2008
  (International Market Sovereign)                                      EUR             656     $         872,594
Kingdom of Spain, 5.35%, 2011
  (International Market Sovereign)                                                      563               740,108
                                                                                                -----------------
                                                                                                $       1,612,702
                                                                                                -----------------
UNITED KINGDOM -- 1.2%
United Kingdom Treasury, 7.25%, 2007
  (International Market Sovereign)                                      GBP             841     $       1,630,461
United Kingdom Treasury, 5%, 2012
  (International Market Sovereign)                                                      182               328,032
                                                                                                -----------------
                                                                                                $       1,958,493
                                                                                                -----------------
    Total Foreign Bonds                                                                         $      42,966,061
                                                                                                -----------------
U.S. BONDS -- 10.0%
AEROSPACE -- 0.1%
BAE Systems Holdings, Inc., 6.4%, 2011##                                  $             219     $         233,136
                                                                                                -----------------
ASSET BACKED & SECURITIZED -- 1.2%
Commercial Mortgage Asset Trust,
  1.146%, 2032##^^                                                        $           4,619     $         249,821
Deutsche Mortgage & Asset Receiving
  Corp., 6.538%, 2031                                                                   287               307,321

First Union-Lehman Brothers Bank of
  America, 6.56%, 2035                                                    $             146     $         157,710
First Union National Bank Commercial
  Mortgage Trust, 7.39%, 2031                                                           293               329,521
First Union National Bank Commercial
  Mortgage Trust, 1.218%, 2043##^^                                                    8,831               453,196
GMAC Commercial Mortgage Securities,
  Inc., 6.42%, 2035                                                                     146               157,518
LB-UBS Commercial Mortgage Trust,
  7.95%, 2010                                                                           220               253,392
                                                                                                -----------------
                                                                                                $       1,908,479
                                                                                                -----------------
ENTERTAINMENT -- 0.1%

News Media Holdings, Inc., 7.75%, 2024                                    $             219     $         247,666
                                                                                                -----------------
MORTGAGE BACKED -- 0.6%

Fannie Mae, 6%, 2017 - 2018                                               $             943     $         983,779
                                                                                                -----------------
MUNICIPAL BONDS -- 0.5%

North Carolina St. Public Improvement, "A",
  5.25%, 2015                                                             $             700     $         764,477
                                                                                                -----------------
SUPRANATIONAL -- 1.5%
Inter-American Development Bank,
  1.9%, 2009                                                            JPY         252,000     $       2,419,534
                                                                                                -----------------
TELECOMMUNICATIONS -- WIRELINE -- 0.2%
Sprint Capital Corp., 6.875%, 2028                                        $             262     $         251,847
                                                                                                -----------------
U.S. GOVERNMENT AGENCIES -- 1.0%
Fannie Mae, 1.75%, 2008                                                 JPY         180,000     $       1,715,911
                                                                                                -----------------
U.S. TREASURY OBLIGATIONS -- 4.7%
U.S. Treasury Bonds, 8%, 2021###                                          $             251     $         328,986
U.S. Treasury Bonds, 5.375%, 2031                                                       947               955,102
U.S. Treasury Notes, 2.375%, 2006                                                     1,283             1,272,024
U.S. Treasury Notes, 2.625%, 2008                                                     1,556             1,507,193
U.S. Treasury Notes, 5%, 2011                                                           416               435,435
U.S. Treasury Notes, 4.25%, 2013                                                      1,357             1,320,795
U.S. Treasury Notes, 2%, 2014                                                         2,000             1,988,180
                                                                                                -----------------
                                                                                                $       7,807,715
                                                                                                -----------------
UTILITIES - ELECTRIC POWER -- 0.1%
Progress Energy, Inc., 7.1%, 2011                                         $             219     $         239,978
                                                                                                -----------------
    Total U.S. Bonds                                                                            $      16,572,522
                                                                                                -----------------
    Total Bonds
      (Identified Cost, $58,290,196)                                                            $      59,538,583
                                                                                                -----------------
SHORT-TERM OBLIGATION -- 4.0%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                                          $           6,616     $       6,616,000
                                                                                                -----------------
REPURCHASE AGREEMENT -- 0.4%
Morgan Stanley, 1.50%, dated 6/30/04,
  due 7/1/04, total to be received $629,026
  (secured by various U.S. Treasury and
  Federal Agency obligations in a
  jointly traded account), at Cost                                        $             629     $         629,000
                                                                                                -----------------

ISSUER                                                                          SHARES                VALUE
COLLATERAL FOR SECURITIES LOANED -- 2.9%

Merrill Lynch Repurchase Agreement,
  1.50%, dated 6/30/04, due 7/01/04,
  total to be received $4,733,712
  (secured by various U.S. Treasury and
  Federal Agency obligations in a
  jointly traded account), at Cost                                                4,733,515     $       4,733,515
                                                                                                -----------------
    Total Investments
      (Identified Cost, $155,447,975)                                                           $     169,872,461
                                                                                                -----------------
OTHER ASSETS,
  LESS LIABILITIES -- (2.5)%                                                                           (4,129,881)
                                                                                                -----------------
    Net Assets -- 100.0%                                                                        $     165,742,580
                                                                                                =================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
GOVERNMENT SECURITIES SERIES

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- 96.8%

ASSET BACKED & SECURITIZED -- 0.2%
Freddie Mac, 3.108%, 2035                                                 $           1,335     $       1,332,747
                                                                                                -----------------
MORTGAGE BACKED -- 62.4%
Fannie Mae, 4.5%, 2019                                                    $          55,525     $      54,356,252
Fannie Mae, 5%, 2018 - 2019                                                          59,747            59,960,303
Fannie Mae, 5.5%, 2017 - 2034                                                       116,862           118,014,292
Fannie Mae, 5.989%, 2020                                                                 11                10,688
Fannie Mae, 6%, 2016 - 2034                                                          90,384            92,847,819
Fannie Mae, 6.5%, 2016 - 2032                                                        58,415            61,087,207
Fannie Mae, 7.5%, 2017 - 2031                                                         3,795             4,075,157
Freddie Mac, 4.5%, 2013                                                               6,150             5,887,118
Freddie Mac, 6.5%, 2032                                                              10,764            11,227,504
Freddie Mac, 7%, 2032                                                                 1,784             1,883,216
Freddie Mac, 5.5%, 2034                                                              34,484            34,439,232
Ginnie Mae, 6.5%, 2024 - 2028                                                         5,287             5,533,506
Ginnie Mae, 7.5%, 2023 - 2030                                                         2,190             2,358,452
Ginnie Mae, 12.25%, 2015                                                                  2                 2,507
                                                                                                -----------------
                                                                                                $     451,683,253
                                                                                                -----------------
U.S. GOVERNMENT AGENCIES -- 21.0%
Aid to Israel, 5.5%, 2023                                                 $           7,403     $       7,219,035
Aid to Lebanon, 7.62%, 2009                                                           5,456             5,974,061
Aid to Peru, 9.98%, 2008                                                              2,457             2,774,190
Empresa Energetica Cornito Ltd.,
  6.07%, 2010                                                                         7,683             8,129,690
Financing Corp., 9.8%, 2018                                                           7,760            11,009,275
Financing Corp., 10.35%, 2018                                                         3,535             5,222,468
Freddie Mac, 7%, 2010                                                                 8,626             9,717,991
Freddie Mac, 7.5%, 2027                                                                 264               285,071
Resolution Funding Corp.,
  8.875%, 2020                                                                        6,000             8,213,598
SLM Corp., 5.25%, 2006                                                               30,315            31,536,876
Small Business Administration,
  8.4%, 2007                                                                             36                37,295
Small Business Administration,
  9.65%, 2007                                                                            26                27,477
Small Business Administration,
  8.7%, 2009                                                                            286               306,988
Small Business Administration,
  9.05%, 2009                                                                            49                52,600
Small Business Administration,
  10.05%, 2009                                                                           20                21,161
Small Business Administration,
  6.34%, 2021                                                                         3,230             3,423,665
Small Business Administration,
  6.35%, 2021                                                                         3,723             3,948,564
Small Business Administration,
  6.44%, 2021                                                                         3,926             4,176,393
Small Business Administration,
  6.625%, 2021                                                                        4,238             4,544,224
Small Business Administration,
  6.07%, 2022                                                                         3,525             3,692,524
Small Business Administration,
  4.89%, 2023                                                                         4,948             4,834,204
Small Business Administration,
  4.98%, 2023                                                                         1,936             1,904,274
Small Business Administration,
  4.34%, 2024                                                                         2,732             2,564,745
Small Business Administration,
  4.72%, 2024                                                                         5,056             4,882,152
Small Business Administration,
  4.77%, 2024                                                                         3,707             3,584,033
Small Business Administration,
  5.52%, 2024                                                                         2,778             2,809,874
Tennessee Valley Authority,
  0%, 2042                                                                           12,573             8,531,535

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- continued

U.S. GOVERNMENT AGENCIES -- continued
U.S. Department of Housing & Urban
  Development, 6.36%, 2016                                                $           6,000     $       6,442,596
U.S. Department of Housing & Urban
  Development, 6.59%, 2016                                                            5,744             6,085,940
                                                                                                -----------------
                                                                                                $     151,952,499
                                                                                                -----------------
U.S. TREASURY OBLIGATIONS -- 13.2%
U.S. Treasury Bonds, 6.875%, 2025                                         $           5,377     $       6,394,431
U.S. Treasury Bonds, 6.25%, 2030                                                      8,916             9,982,782
U.S. Treasury Bonds, 5.375%, 2031                                                     2,533             2,554,670
U.S. Treasury Notes, 3.375%, 2007                                                    29,397            31,488,541
U.S. Treasury Notes, 3.625%, 2008###                                                 28,802            31,476,157
U.S. Treasury Notes, 5.5%, 2009                                                       6,836             7,361,518
U.S. Treasury Notes, 0.0%, 2012                                                       9,505             6,527,844
                                                                                                -----------------
                                                                                                $      95,785,943
                                                                                                -----------------
    Total Bonds
      (Identified Cost, $698,057,839)                                                           $     700,754,442
                                                                                                -----------------
REPURCHASE AGREEMENT -- 2.4%
Goldman Sachs, 1.5%, dated 6/30/04,
  due 7/01/04, total to be received
  $17,648,735 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost,                                                      $          17,648     $      17,648,000
                                                                                                -----------------
    Total Investments
      (Identified Cost, $715,705,839)                                                           $     718,402,442
                                                                                                -----------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.8%                                                                              5,576,074
                                                                                                -----------------
    Net Assets -- 100.0%                                                                        $     723,978,516
                                                                                                =================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2004
HIGH YIELD SERIES

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- 93.7%

U.S. BONDS -- 81.9%
ADVERTISING & BROADCASTING -- 4.0%
Allbritton Communications Co.,
  7.75%, 2012                                                             $           2,053     $       2,022,181
Echostar DBS Corp., 6.375%, 2011                                                      1,275             1,255,875
Emmis Operating Co., 6.875%, 2012##                                                     960               940,800
Granite Broadcasting Corp.,
  9.75%, 2010##                                                                       2,245             2,087,850
Muzak LLC, 10%, 2009                                                                  1,265             1,151,150
Paxson Communications Corp.,
  10.75%, 2008                                                                        1,065             1,080,975
Paxson Communications Corp.,
  0% to 2006, 12.25% to 2009                                                          1,815             1,579,050
PRIMEDIA, Inc., 8%, 2013##                                                              500               470,000
Spanish Broadcasting System, Inc.,
  9.625%, 2009                                                                        2,550             2,690,250
XM Satellite Radio, Inc., 6.65%, 2009##                                                 665               666,663
XM Satellite Radio, Inc., 12%, 2010                                                     597               684,311
Young Broadcasting, Inc., 8.5%, 2008                                                  1,265             1,331,413
                                                                                                -----------------
                                                                                                $      15,960,518
                                                                                                -----------------
AEROSPACE -- 1.9%
Argo-Tech Corp., 9.25%, 2011##                                            $           1,170     $       1,205,100
BE Aerospace, Inc., 9.5%, 2008                                                          700               675,500
BE Aerospace, Inc., 8.875%, 2011                                                      1,525             1,418,250
Hexcel Corp., 9.875%, 2008                                                              235               257,913
Hexcel Corp., 9.75%, 2009                                                             1,900             1,992,625
K & F Industries, Inc., 9.25%, 2007                                                     477               491,310
K & F Industries, Inc., 9.625%, 2010                                                    535               586,494
TransDigm Holding Co., 8.375%, 2011                                                     925               938,875
                                                                                                -----------------
                                                                                                $       7,566,067
                                                                                                -----------------
AIRLINES -- 0.6%
Continental Airlines, Inc., 6.748%, 2017                                  $             372     $         282,923
Continental Airlines, Inc., 6.9%, 2017                                                  413               318,644
Continental Airlines, Inc., 6.795%, 2020                                                966               755,028
Continental Airlines, Inc., 7.566%, 2020                                              1,212               949,490
Delta Air Lines, Inc., 7.92%, 2012                                                      370               242,256
                                                                                                -----------------
                                                                                                $       2,548,341
                                                                                                -----------------
APPAREL MANUFACTURERS -- 0%
WestPoint Stevens, Inc.,
  7.875%, 2005 - 2008**                                                   $           4,195     $         104,875
                                                                                                -----------------
ASSET BACKED & SECURITIZED -- 3.1%
Airplane Pass-Through Trust,
  10.875%, 2019**                                                         $             691     $           3,457
Anthracite CDO Ltd., 6%, 2037##                                                       1,300             1,014,650
Asset Securitization Corp.,
  8.2885%, 2026                                                                         500               498,829
Commercial Mortgage Acceptance Corp.,
  5.44%, 2013##                                                                       2,700             2,483,040
Deutsche Mortgage & Asset
  Receiving Corp., 7.5%, 2031                                                         1,100               854,778
First Union National Bank Commercial
  Mortgage Corp., 6.75%, 2010                                                           855               757,883
First Union-Lehman Brothers Commercial
  Mortgage Trust, 7%, 2014##                                                            600               644,345
GE Capital Commercial Mortgage Corp.,
  7.7905%, 2033##                                                                       665               659,700
GMAC Commercial Mortgage Securities,
  Inc., 7.8988%, 2034##                                                                 882               918,836
Morgan Stanley Capital I, Inc.,
  7.7279%, 2010                                                                         745               818,217
Mortgage Capital Funding, Inc.,
  7.214%, 2007                                                                        1,000               998,502
Nationslink Funding Corp.,
  5%, 2009                                                                            3,000             2,701,011
                                                                                                -----------------
                                                                                                $      12,353,248
                                                                                                -----------------

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- continued

U.S. BONDS -- continued
AUTOMOTIVE -- 3.4%
Advanced Accessory Systems LLC,
  10.75%, 2011                                                            $             885     $         858,450
Dana Corp., 6.5%, 2009                                                                  700               728,000
Dana Corp., 10.125%, 2010                                                               405               458,663
Dana Corp., 9%, 2011                                                                    525               614,250
Dana Corp., 7%, 2029                                                                  1,030               988,800
Delco Remy International, Inc.,
  9.375%, 2012##                                                                        485               471,663
Dura Operating Corp., 9%, 2009                                                          555               543,900
Eagle-Picher Industries, Inc.,
  9.75%, 2013                                                                           660               709,500
Metaldyne Corp., 11%, 2012                                                              480               408,000
Metaldyne Corp., 10%, 2013##                                                            705               690,900
Navistar International Corp.,
  7.5%, 2011                                                                          1,995             2,044,875
Oxford Automotive, Inc., 12%, 2010##                                                    705               549,900
Tenneco Automotive, Inc.,
  10.25%, 2013                                                                        1,980             2,237,400
TRW Automotive, Inc., 9.375%, 2013                                                    1,683             1,897,583
TRW Automotive, Inc., 11%, 2013                                                         312               368,160
                                                                                                -----------------
                                                                                                $      13,570,044
                                                                                                -----------------
BASIC INDUSTRY -- 0.4%
Thermadyne Holdings Corp.,
  9.25%, 2014                                                             $             750     $         740,625
Trimas Corp., 9.875%, 2012                                                              760               805,600
                                                                                                -----------------
                                                                                                $       1,546,225
                                                                                                -----------------
BROADCAST & CABLE TV -- 4.3%
Avalon Cable Holdings LLC,
  11.875%, 2008                                                           $           1,229     $       1,302,644
CSC Holdings, Inc., 8.125%, 2009                                                      1,835             1,908,400
CSC Holdings, Inc., 6.75%, 2012##                                                     1,085             1,041,600
Cablevision Systems Corp., 8%, 2012##                                                 1,805             1,786,950
Charter Communications, Inc.,
  8.625%, 2009                                                                        3,100             2,472,250
Charter Communications, Inc.,
  9.92%, 2011                                                                         3,315             2,618,850
Charter Communications Holdings LLC,
  8.75%, 2013##                                                                         665               636,738
Charter Communciations, Inc.,
  8.375%, 2014##                                                                        590               570,825
DIRECTV Holdings LLC, 8.375%, 2013                                                      565               625,031
Frontiervision Operating Partners LP,
  11%, 2006                                                                             885             1,079,700
Insight Midwest LP, 9.75%, 2009                                                       1,110             1,171,050
Mediacom Broadband LLC, 11%, 2013                                                     1,665             1,773,225
                                                                                                -----------------
                                                                                                $      16,987,263
                                                                                                -----------------
BUILDING -- 1.5%
D.R. Horton, Inc., 8%, 2009                                               $           1,080     $       1,182,600
Formica Corp., 10.875%, 2009**                                                        1,310               248,900
Interface, Inc., 10.375%, 2010                                                          995             1,109,425
Jacuzzi Brands, Inc., 9.625%, 2010                                                      445               476,150
PLY Gem Industries, Inc., 9%, 2012##                                                  1,290             1,315,800
Williams Scotsman, Inc., 9.875%, 2007                                                 1,315             1,305,138
Williams Scotsman, Inc., 10%, 2008                                                      275               299,750
                                                                                                -----------------
                                                                                                $       5,937,763
                                                                                                -----------------
BUSINESS SERVICES -- 2.0%
Amkor Technologies, Inc., 7.75%, 2013                                     $           1,335     $       1,264,913
General Binding Corp., 9.375%, 2008                                                   1,840             1,902,100
Iron Mountain, Inc., 8.625%, 2013                                                       760               805,600
Iron Mountain, Inc., 7.75%, 2015                                                        950               942,875
Lucent Technologies, Inc., 5.5%, 2008                                                 1,285             1,214,325
Xerox Corp., 7.625%, 2013                                                             1,605             1,641,113
                                                                                                -----------------
                                                                                                $       7,770,926
                                                                                                -----------------
CHEMICALS -- 4.2%
Equistar Chemicals LP, 10.625%, 2011                                      $           2,495     $       2,769,450
Hercules, Inc., 6.75%, 2029##                                                         1,335             1,281,600
Huntsman International LLC, 0%, 2009                                                    250               122,500
Huntsman International LLC,
  10.125%, 2009                                                                       2,240             2,284,800
IMC Global, Inc., 10.875%, 2013                                                       1,430             1,705,275
JohnsonDiversey Holding, Inc.,
  0% to 2007, 10.67%, 2013                                                            1,020               785,400
JohnsonDiversey Holding, Inc., "B",
  9.625% to 2012                                                                      2,580             2,812,200
Lyondell Chemical Co., 9.5%, 2008                                                       650               677,625
Lyondell Chemical Co., 11.125%, 2012                                                    750               830,625
Nalco Co., 7.75%, 2011##                                                                470               492,325
Resolution Performance Products LLC,
  13.5%, 2010                                                                           470               438,275
Rockwood Specialties Group, Inc.,
  10.625%, 2011                                                                         995             1,059,675
Sovereign Specialty Chemicals, Inc.,
  11.875%, 2010                                                                       1,200             1,236,000
                                                                                                -----------------
                                                                                                $      16,495,750
                                                                                                -----------------
CONGLOMERATES -- 0.5%
Rexnord Industries, Inc., 10.125%, 2012                                   $             695     $         764,500
SPX Corp., 7.5%, 2013                                                                 1,215             1,245,375
                                                                                                -----------------
                                                                                                $       2,009,875
                                                                                                -----------------
CONSTRUCTION -- 0.4%
Technical Olympic USA, Inc., 9%, 2010                                     $             435     $         445,875
Technical Olympic USA, Inc.,
  7.5%, 2011##                                                                          310               288,300
WCI Communities, Inc., 7.875%, 2013                                                     945               954,450
                                                                                                -----------------
                                                                                                $       1,688,625
                                                                                                -----------------
CONSUMER GOODS & SERVICES -- 1.6%
K2, Inc., 7.375%, 2014##                                                  $             215     $         218,763
Kindercare Learning Centers, Inc.,
  9.5%, 2009                                                                          1,465             1,486,975
Remington Arms Co., Inc., 10.5%, 2011                                                 1,420             1,377,400
Revlon Consumer Products Corp.,
  8.625%, 2008                                                                        1,380             1,221,300
Samsonite Corp., 8.875%, 2011##                                                         695               719,325
Tempur-Pedic International, Inc.,
  10.25%, 2010                                                                          590               665,225
Werner Holding Co., Inc., 10%, 2007                                                     705               588,675
                                                                                                -----------------
                                                                                                $       6,277,663
                                                                                                -----------------
CONTAINERS -- 1.7%
Graham Packaging Co., Inc.,
  8.75%, 2008                                                             $           1,500     $       1,507,500
Owens-Brockway Glass Container, Inc.,
  8.75%, 2012                                                                         1,285             1,394,225
Owens-Brockway Glass Container, Inc.,
  8.25%, 2013                                                                         2,065             2,132,113
Plastipak Holdings, Inc., 10.75%, 2011                                                  705               757,875
Pliant Corp., 0% to 2006,
  11.125% to 2009                                                                       740               623,450
Pliant Corp., 13%, 2010                                                                 270               241,650
Portola Packaging, Inc., 8.25%, 2012##                                                  205               167,075
                                                                                                -----------------
                                                                                                $       6,823,888
                                                                                                -----------------
ELECTRONICS -- 0.1%
ON Semiconductor Corp., 13%, 2008                                         $             330     $         378,675
                                                                                                -----------------
ENERGY - INDEPENDENT -- 2.0%
Chesapeake Energy Corp.,
  8.125%, 2011##                                                          $           1,730     $       1,868,400
Chesapeake Energy Corp.,
  6.875%, 2016##                                                                        865               843,375
Encore Acquisition Co., 8.375%, 2012                                                  1,610             1,722,700

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- continued

U.S. BONDS -- continued
ENERGY - INDEPENDENT -- continued
Magnum Hunter Resources, Inc.,
  9.6%, 2012                                                              $             820     $         902,000
Pioneer Natural Resources Co.,
  7.5%, 2012                                                                            975             1,104,113
Plains E&P Co., 7.125%, 2014##                                                          355               361,213
Vintage Petroleum, Inc., 8.25%, 2012                                                    975             1,033,500
                                                                                                -----------------
                                                                                                $       7,835,301
                                                                                                -----------------
ENTERTAINMENT -- 1.5%
AMC Entertainment, Inc., 9.5%, 2011                                       $           1,796     $       1,867,840
AMF Bowling Worldwide, Inc.,
  10%, 2010##                                                                           760               779,000
Six Flags, Inc., 9.75%, 2013                                                          1,645             1,653,225
Vail Resorts, Inc., 6.75%, 2014##                                                     1,545             1,463,888
                                                                                                -----------------
                                                                                                $       5,763,953
                                                                                                -----------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 0.9%
Merisant Co., 9.5%, 2013##                                                $             865     $         921,225
Michael Foods, Inc., 8%, 2013##                                                         990             1,022,175
Pinnacle Foods Corp., 8.25%, 2013##                                                     215               207,475
Seminis Vegetable Seeds, Inc.,
  10.25%, 2013                                                                        1,145             1,245,188
                                                                                                -----------------
                                                                                                $       3,396,063
                                                                                                -----------------
FOREST & PAPER PRODUCTS -- 2.7%
Buckeye Technologies, Inc., 8%, 2010                                      $             225     $         206,438
Buckeye Technologies, Inc., 8.5%, 2013                                                1,165             1,176,650
Georgia Pacific Corp., 9.375%, 2013                                                   2,220             2,541,900
Graphic Packaging International, Inc.,
  8.5%, 2011                                                                            420               449,400
Graphic Packaging International, Inc.,
  9.5%, 2013                                                                          1,780             1,931,300
Greif, Inc., 8.875%, 2012                                                             1,135             1,221,544
Jefferson Smurfit Corp., 8.25%, 2012                                                  1,695             1,762,800
Newark Group, Inc., 9.75%, 2014##                                                     1,655             1,584,663
                                                                                                -----------------
                                                                                                $      10,874,695
                                                                                                -----------------
GAMING & LODGING -- 5.9%
Ameristar Casinos, Inc., 10.75%, 2009                                     $             910     $       1,037,400
Aztar Corp., 7.875%, 2014##                                                             705               712,050
Boyd Gaming Corp., 6.75%, 2014##                                                      1,585             1,493,863
Caesers Entertainment, Inc.,
  8.875%, 2008                                                                          425               461,125
Caesars Entertainment, Inc.,
  8.125%, 2011                                                                        2,100             2,228,625
Corrections Corp. of America,
  9.875%, 2009                                                                        1,040             1,154,400
Corrections Corp. of America,
  7.5%, 2011                                                                            590               595,900
GEO Group, Inc., 8.25%, 2013                                                            540               534,600
Hilton Hotels Corp., 7.625%, 2012                                                       875               940,625
Isle Capri Casinos, Inc., 7%, 2014##                                                  1,335             1,238,213
MGM Mirage, Inc., 8.5%, 2010                                                          1,165             1,258,200
MGM Mirage, Inc., 8.375%, 2011                                                        2,225             2,325,125
Mandalay Resort Group, 9.375%, 2010                                                   1,245             1,357,050
Meristar Hospitality Corp., 10.5%, 2009                                                 305               324,825
Pinnacle Entertainment, Inc., 9.25%, 2007                                                93                95,325
Pinnacle Entertainment, Inc.,
  8.25%, 2012##                                                                       1,500             1,436,250
Pinnacle Entertainment, Inc.,
  8.75%, 2013                                                                           495               491,288
Royal Caribbean Cruises Ltd.,
  6.875%, 2013                                                                        1,220             1,206,275
Starwood Hotels & Resorts Worldwide,
  Inc., 7.875%, 2012                                                                  1,850             1,979,500
Station Casinos, Inc., 6.5%, 2014                                                     1,295             1,246,438
Venetian Casino Resort LLC, 11%, 2010                                                   920             1,062,600
                                                                                                -----------------
                                                                                                $      23,179,677
                                                                                                -----------------
INDUSTRIAL -- 0.8%
Blount, Inc., 7%, 2005                                                    $             385     $         392,700
Blount, Inc., 13%, 2009                                                                 985             1,055,181
Communications & Power Industries, Inc.,
  8%, 2012##                                                                            340               340,000
MSW Energy Holdings,
  7.375%, 2010##                                                                        850               845,750
Valmont Industries, Inc.,
  6.875%, 2014##                                                                        605               592,900
                                                                                                -----------------
                                                                                                $       3,226,531
                                                                                                -----------------
MACHINERY & TOOLS -- 3.5%
AGCO Corp., 9.5%, 2008                                                    $           1,680     $       1,831,200
AGCO Corp., 6.875%, 2014                                                EUR             795               924,812
Amsted Industries, Inc., 10.25%, 2011##                                   $           1,050             1,139,250
Case New Holland, Inc., 9.25%, 2011##                                                   355               372,750
Columbus McKinnon Corp., 10%, 2010                                                      670               710,200
JLG Industries, Inc., 8.25%, 2008                                                       445               467,250
Joy Global, Inc., 8.75%, 2012                                                         1,890             2,116,800
Manitowoc Co., Inc., 10.375%, 2011                                      EUR             880             1,184,480
Manitowoc Co., Inc., 10.5%, 2012                                          $             865               990,425
Terex Corp., 9.25%, 2011                                                                400               436,000
Terex Corp., 10.375%, 2011                                                              760               847,400
Terex Corp., 7.375%, 2014##                                                             900               882,000
United Rentals, Inc., 6.5%, 2012##                                                      915               864,675
United Rentals, Inc., 7.75%, 2013                                                       425               401,625
United Rentals, Inc., 7%, 2014##                                                        635               565,150
                                                                                                -----------------
                                                                                                $      13,734,017
                                                                                                -----------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 3.2%
Alliance Imaging, Inc., 10.375%, 2011                                     $           1,325     $       1,387,938
Beverly Enterprises, Inc.,
  7.875%, 2014##                                                                        830               819,625
Extendicare Health Services, Inc.,
  6.875%, 2014##                                                                        730               686,200
Fisher Scientific International, Inc.,
  8.125%, 2012                                                                        1,755             1,877,850
HCA, Inc., 7.875%, 2011                                                               2,785             3,054,516
InSight Health Services Corp.,
  9.875%, 2011                                                                        1,280             1,369,600
Mariner Health Care, Inc.,
  8.25%, 2013##                                                                       1,340             1,407,000
NDCHealth Corp., 10.5%, 2012                                                            590               650,475
Tenet Healthcare Corp., 6.5%, 2012                                                    1,005               874,350
Tenet Healthcare Corp.,
  9.875%, 2014##                                                                        435               437,719
                                                                                                -----------------
                                                                                                $      12,565,273
                                                                                                -----------------
MEDICAL EQUIPMENT -- 0.3%
Alpharma, Inc., 8.625%, 2011##                                            $           1,120     $       1,159,200
                                                                                                -----------------
METALS & MINING -- 2.3%
Arch Western Finance, 6.75%, 2013##                                       $             970     $         970,000
Commonwealth Aluminum Corp.,
  10.75%, 2006                                                                          830               838,300
Doe Run Resources Corp., 8.5%, 2008                                                     683               525,920
Earle M. Jorgensen Co., 9.75%, 2012                                                   1,060             1,160,700
Ispat Inland PLC, 9.75%, 2014##                                                         765               787,950
Kaiser Aluminum & Chemical Corp.,
  9.875%, 2002**                                                                      1,125             1,178,438
Oregon Steel Mills, Inc., 10%, 2009                                                     195               206,700
Peabody Energy Corp., 6.875%, 2013                                                    1,280             1,296,000
Steel Dynamics, Inc., 9.5%, 2009##                                                    1,130             1,248,650
U.S. Steel Corp., 9.75%, 2010                                                           741               820,658
                                                                                                -----------------
                                                                                                $       9,033,316
                                                                                                -----------------

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- continued

U.S. BONDS -- continued
NATURAL GAS - DISTRIBUTION -- 0.7%
AmeriGas Partners LP, 8.875%, 2011                                        $           1,070     $       1,139,550
CenterPoint Energy Resources Corp.,
  7.875%, 2013                                                                        1,491             1,668,292
                                                                                                -----------------
                                                                                                $       2,807,842
                                                                                                -----------------
NATURAL GAS - PIPELINE -- 2.7%
ANR Pipeline Co., 9.625%, 2021                                            $           1,320     $       1,478,400
El Paso Energy Corp., 7.625%, 2010                                                    1,150             1,178,750
El Paso Energy Corp., 7%, 2011                                                        2,975             2,603,125
El Paso Energy Corp., 7.75%, 2013                                                     2,120             1,945,100
Williams Cos., Inc., 7.125%, 2011                                                     3,481             3,533,215
                                                                                                -----------------
                                                                                                $      10,738,590
                                                                                                -----------------
OIL SERVICES -- 1.7%
Dresser, Inc., 9.375%, 2011                                               $           1,070     $       1,144,900
GulfMark Offshore, Inc., 8.75%, 2008                                                  1,405             1,440,125
Hanover Compressor Co., 9%, 2014                                                         20                20,750
Hanover Equipment Trust, 8.75%, 2011                                                  1,800             1,926,000
Parker Drilling Co., 9.625%, 2013                                                       315               326,813
Pride International, Inc., 7.375%, 2014##                                               650               656,500
Sesi LLC, 8.875%, 2011                                                                1,190             1,282,225
                                                                                                -----------------
                                                                                                $       6,797,313
                                                                                                -----------------
OILS -- 0.7%
Citgo Petroleum Corp., 11.375%, 2011                                      $             945     $       1,096,200
Giant Industries, Inc., 8%, 2014                                                        480               480,000
Premcor Refining Group, Inc.,
  7.75%, 2012                                                                         1,010             1,047,875
                                                                                                -----------------
                                                                                                $       2,624,075
                                                                                                -----------------
POLLUTION CONTROL -- 1.6%
Allied Waste North America, Inc.,
  8.875%, 2008                                                            $           1,135     $       1,242,825
Allied Waste North America, Inc.,
  6.5%, 2010##                                                                        3,605             3,559,938
Allied Waste North America, Inc.,
  7.875%, 2013                                                                        1,625             1,698,125
                                                                                                -----------------
                                                                                                $       6,500,888
                                                                                                -----------------
PRINTING & PUBLISHING -- 2.5%
Dex Media East LLC, 12.125%, 2012                                         $           1,100     $       1,284,250
Dex Media West LLC, 9.875%, 2013##                                                      860               943,850
Dex Media, Inc., 0% to 2008, 9% to 2013                                               3,030             1,954,350
Hollinger International, Inc., 9%, 2010                                                 880             1,016,400
Houghton Mifflin Co., 9.875%, 2013                                                      790               790,000
Mail-Well Corp., 9.625%, 2012                                                           770               827,750
Mail-Well Corp., 7.875%, 2013##                                                         525               477,750
Media News Group, Inc., 6.875%, 2013                                                  1,330             1,256,850
R.H. Donnelley Finance Corp.,
  10.875%, 2012                                                                       1,015             1,177,400
                                                                                                -----------------
                                                                                                $       9,728,600
                                                                                                -----------------
RAILROADS -- 0.5%
Kansas City Southern Railway Co.,
  7.5%, 2009                                                              $           1,795     $       1,795,000
                                                                                                -----------------
REAL ESTATE -- 0%
CB Richard Ellis Services, Inc.,
  9.75%, 2010                                                             $             143     $         157,300
                                                                                                -----------------
RETAILERS -- 3.5%
Cole National Group, Inc., 8.625%, 2007                                   $           1,135     $       1,146,350
Cole National Group, Inc., 8.875%, 2012                                               1,120             1,195,600
Couche-Tard, Inc., 7.5%, 2013                                                         2,555             2,555,000
Dollar General Corp., 8.625%, 2010                                                    1,375             1,527,969
Finlay Fine Jewelry Corp.,
  8.375%, 2012##                                                                      1,015             1,055,600
J. Crew Operating Corp., 10.375%, 2007                                                1,370             1,390,550
PCA LLC, 11.875%, 2009                                                                1,290             1,386,750
Rite Aid Corp., 9.5%, 2011                                                              550               606,375
Rite Aid Corp., 6.875%, 2013                                                            850               782,000
Rite Aid Corp., 9.25%, 2013                                               $           1,290     $       1,354,500
Saks, Inc., 7%, 2013                                                                    840               829,500
                                                                                                -----------------
                                                                                                $      13,830,194
                                                                                                -----------------
SUPERMARKETS -- 0.4%
Roundy's, Inc., 8.875%, 2012                                              $           1,685     $       1,786,100
                                                                                                -----------------
TELECOMMUNICATIONS - WIRELESS -- 4.3%
Alamosa Holdings, Inc., 0% to 2005,
  12% to 2009                                                             $           1,477     $       1,425,305
Alamosa Holdings, Inc., 11%, 2010                                                       331               360,790
American Tower Corp., 9.375%, 2009                                                    1,150             1,227,625
Centennial Communications Corp.,
  10.125%, 2013                                                                       2,280             2,354,100
Crown Castle International Corp.,
  7.5%, 2013                                                                          1,385             1,378,075
Dobson Communications Corp.,
  8.875%, 2013                                                                        1,645             1,250,200
Nextel Communications, Inc.,
  7.375%, 2015                                                                        6,295             6,357,950
Rural Cellular Corp., 9.75%, 2010                                                       811               735,983
Rural Cellular Corp., 9.875%, 2010                                                    1,125             1,116,563
Rural Cellular Corp., 8.25%, 2012##                                                     335               342,538
U.S. Unwired, Inc., 10%, 2012##                                                         395               398,950
                                                                                                -----------------
                                                                                                $      16,948,079
                                                                                                -----------------
TELECOMMUNICATIONS - WIRELINE -- 3.4%
Citizens Communications Co., 9%, 2031                                     $           1,667     $       1,607,330
GCI Group, Inc., 7.25%, 2014##                                                        1,390             1,327,450
MCI, Inc., 5.908%, 2007                                                                 200               194,000
MCI, Inc., 6.688%, 2009                                                                 200               185,000
MCI, Inc., 7.735%, 2014                                                                 171               153,045
Qwest Capital Funding, Inc., 7.25%, 2011                                              2,260             1,932,300
Qwest Corp., 9.125%, 2012##                                                           1,800             1,944,000
Qwest Services Corp., 14%, 2010##                                                     3,400             3,952,500
Time Warner Telecom Holdings, Inc.,
  10.125%, 2011                                                                       1,015               923,650
Time Warner Telecom Holdings, Inc.,
  9.25%, 2014##                                                                       1,120             1,075,200
                                                                                                -----------------
                                                                                                $      13,294,475
                                                                                                -----------------
UTILITIES - ELECTRIC POWER -- 7.2%
AES Corp., 8.75%, 2013##                                                  $           2,405     $       2,576,356
AES Corp., 9%, 2015##                                                                 1,175             1,258,719
Allegheny Energy Supply Co. LLC,
  8.25%, 2012##                                                                       1,610             1,591,888
Aquila, Inc., 8%, 2006                                                                  683               701,310
Calpine Corp., 8.5%, 2011                                                               805               525,263
Calpine Corp., 8.75%, 2013##                                                          3,215             2,636,300
CMS Energy Corp., 8.5%, 2011                                                          1,405             1,433,100
Dynegy Holdings, Inc., 9.875%, 2010##                                                 1,220             1,311,500
Dynegy Holdings, Inc., 6.875%, 2011                                                     555               477,994
Edison Mission Energy, 7.73%, 2009                                                      900               875,250
FirstEnergy Corp., 6.45%, 2011                                                        1,160             1,202,640
Illinois Power Co., 11.5%, 2010                                                         690               815,925
Midwest Generation LLC,
  8.75%, 2034##                                                                       1,655             1,671,550
Mirant Americas Generation, Inc.,
  8.3%, 2011                                                                          1,800             1,350,000
Mission Energy Holding Co.,
  13.5%, 2008                                                                           325               363,594
Nevada Power Co., 6.5%, 2012##                                                          270               256,500
NRG Energy, Inc., 8%, 2013##                                                          2,275             2,297,750
PG&E Corp., 6.875%, 2008##                                                              290               303,050
PSEG Energy Holdings LLC,
  8.625%, 2008                                                                        1,850             1,988,750
Reliant Resources, Inc., 9.25%, 2010                                                  1,285             1,371,738

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- continued

U.S. BONDS -- continued
UTILITIES - ELECTRIC POWER -- continued
Reliant Resources, Inc., 9.5%, 2013                                       $             925     $         996,688
Sierra Pacific Power Co., 6.25%, 2012##                                                 465               437,100
Sierra Pacific Resources,
  8.625%, 2014##                                                                        890               867,750
TECO Energy, Inc., 7.5%, 2010                                                         1,045             1,055,450
                                                                                                -----------------
                                                                                                $      28,366,165
                                                                                                -----------------
    Total U.S. Bonds                                                                            $     324,162,393
                                                                                                -----------------
FOREIGN BONDS -- 11.8%
AUSTRALIA -- 0.7%
Burns, Philp & Co. Ltd.,
  9.75%, 2012 (Food & Non-Alcoholic
  Beverages)                                                              $           2,580     $       2,670,300
                                                                                                -----------------
BRAZIL -- 0.2%
Federal Republic of Brazil,
  11%, 2040 (Emerging
  Market Sovereign)                                                       $           1,029     $         969,833
                                                                                                -----------------
CANADA -- 3.1%
Abitibi-Consolidated, Inc.,
  8.55%, 2010 (Forest & Paper Products)                                   $           2,030     $       2,140,497
Acetex Corp.,
  10.875%, 2009 (Chemicals)                                                           1,045             1,144,275
Bombardier, Inc.,
  8.375%, 2013 (Industrial)                                                           1,310             1,300,175
CHC Helicopter Corp.,
  7.375%, 2014
  (Transportation -- Services)                                                          785               771,263
Hollinger, Inc.,
  12.875%, 2011 (Printing & Publishing)                                                 387               452,790
Norske Skog Canada,
  8.625%, 2011 (Forest &
  Paper Products)                                                                     1,030             1,091,800
Norske Skog Canada,
  7.375%, 2014 (Forest &
  Paper Products)                                                                       770               744,975
Nortel Networks Ltd.,
  6.125%, 2006 (Business Services)                                                    2,145             2,155,725
Nova Chemicals Corp.,
  6.5%, 2012 (Chemicals)                                                                820               807,700
Rogers Wireless, Inc.,
  6.375%, 2014
  (Telecommunications -- Wireless)                                                      795               733,388
Russel Metals, Inc.,
  6.375%, 2014 (Metals & Mining)                                                      1,120             1,050,000
                                                                                                -----------------
                                                                                                $      12,392,588
                                                                                                -----------------
CHILE -- 0.3%
Empresa Nacional de Electricidad S.A.,
  8.35%, 2013 (Utilities - Electric Power)                                $           1,190     $       1,270,344
                                                                                                -----------------
FRANCE -- 1.5%
Crown European Holdings S.A.,
  9.5%, 2011 (Containers)                                                 $           1,960     $       2,136,400
Crown European Holdings S.A.,
  10.875%, 2013 (Containers)                                                          1,150             1,311,000
Rhodia S.A., 8.875%, 2011 (Chemicals)                                                 2,905             2,454,725
                                                                                                -----------------
                                                                                                $       5,902,125
                                                                                                -----------------
GERMANY -- 0%
Kronos International, Inc.,
  8.875%, 2009 (Chemicals)                                              EUR              70     $          90,383
                                                                                                -----------------
IRELAND -- 0.6%
Eircom Funding PLC,
  8.25%, 2013
  (Telecommunications - Wireline)                                         $             595     $         618,800
MDP Acquisitions PLC,
  9.625%, 2012 (Forest & Paper
  Products)                                                               $           1,455     $       1,593,225
                                                                                                -----------------
                                                                                                $       2,212,025
                                                                                                -----------------
LUXEMBOURG -- 1.3%
BCP Caylux Holdings Luxembourg S.A.,
  9.625%, 2014 (Chemicals)                                                $           1,330     $       1,379,875
Lighthouse International Co. S.A.,
  8%, 2014 (Printing & Publishing)                                      EUR           1,500             1,763,199
Safilo Capital International S.A.,
  9.625%, 2013 (Consumer
  Goods & Services)                                                       $           1,305     $       1,486,295
SGL Carbon International S.A.,
  8.5%, 2012 (Metals & Mining)                                                          480               564,224
                                                                                                -----------------
                                                                                                $       5,193,593
                                                                                                -----------------
MEXICO -- 0.6%
Corporacion Durango S.A. de C.V.,
  13.75%, 2009 (Forest &
  Paper Products)**                                                       $           1,800     $         900,000
Innova S. de R.L.,
  9.375%, 2013
  (Telecommunications - Wireless)                                                     1,100             1,152,250
TFM S.A. de C.V.,
  12.5%, 2012
  (Transportation - Services)                                                           264               281,160
                                                                                                -----------------
                                                                                                $       2,333,410
                                                                                                -----------------
NETHERLANDS -- 0.4%
ASPropulsion Capital B.V.,
  9.625%, 2013 (Aerospace)                                              EUR             100     $         125,160
Kappa Beheer B.V.,
  10.625%, 2009 (Forest &
  Paper Products)                                                         $           1,285             1,342,825
                                                                                                -----------------
                                                                                                $       1,467,985
                                                                                                -----------------
NORWAY -- 0.6%
Ocean Rig Norway S.A.,
  10.25%, 2008 (Oil Services)                                             $           1,060     $       1,049,400
Petroleum Geo-Services A.S.A.,
  10%, 2010 (Oil Services)                                                            1,300             1,345,500
                                                                                                -----------------
                                                                                                $       2,394,900
                                                                                                -----------------
PANAMA -- 0.2%
Republic of Panama,
  9.375%, 2023 (Emerging
  Market Sovereign)                                                       $             814     $         830,280
                                                                                                -----------------
RUSSIA -- 0.6%
Gaz Capital S.A.,
  9.625%, 2013 (Utilities - Gas)                                          $             610     $         630,161
Gaz Capital S.A.,
  8.625%, 2034 (Utilities - Gas)                                                      1,120             1,090,600
Russian Ministry of Finance,
  12.75%, 2028 (Emerging
  Market Sovereign)                                                                     486               707,130
                                                                                                -----------------
                                                                                                $       2,427,891
                                                                                                -----------------
SINGAPORE -- 0.3%
Flextronics International Ltd.,
  6.5%, 2013 (Electronics)                                                $           1,310     $       1,277,250
                                                                                                -----------------
SWEDEN -- 0.1%
Stena AB,
  9.625%, 2012
  (Transportation - Services)                                             $             435     $         482,850
                                                                                                -----------------

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- continued

FOREIGN BONDS -- continued
UNITED KINGDOM -- 1.2%
COLT Telecom Group PLC,
  7.625%, 2009
  (Telecommunications - Wireline)                                       EUR           1,100     $       1,336,560
Dunlop Standard Aerospace
  Holdings PLC,
  11.875%, 2009 (Aerospace)                                               $             112               119,000
Dunlop Standard Aerospace
  Holdings PLC,
  11.875%, 2009 (Aerospace)                                                             736               782,000
NTL Cable PLC,
  8.75%, 2014 (Broadcast &
  Cable TV)                                                                             115               117,875
Premier International Foods PLC,
  12%, 2009 (Food & Non-Alcoholic
  Beverages)                                                                            400               427,000
Telewest Communications PLC,
  9.625%, 2006 (Broadcast &
  Cable TV)**                                                                           440               253,000
Telewest Communications PLC,
  11%, 2007 (Broadcast &
  Cable TV)**                                                                           755               443,563
Telewest Communications PLC,
  9.25%, 2009 (Broadcast &
  Cable TV)**                                                                           850               395,250
Telewest Communications PLC,
  0% to 2005, 11.375% to 2010
  (Broadcast & Cable TV)**                                                              415               182,600
United Biscuits Finance PLC,
  10.625%, 2011 (Food & Non-Alcoholic
  Beverages)                                                            EUR             600               800,291
                                                                                                -----------------
                                                                                                $       4,857,139
                                                                                                -----------------
    Total Foreign Bonds                                                                         $      46,772,896
                                                                                                -----------------
    Total Bonds
      (Identified Cost, $370,733,858)                                                           $     370,935,289
                                                                                                -----------------

                                                                                SHARES
STOCKS -- 1.5%
U.S. STOCKS -- 1.1%
Apparel Manufacturers - 0.1%
Sind Holdings, Inc.                                                                   3,355     $         261,690
                                                                                                -----------------
AUTOMOTIVE -- 0.2%
Hayes Lemmerz International, Inc.*                                                   46,631     $         704,128
Oxford Automotive, Inc.*                                                                 21                     0
                                                                                                -----------------
                                                                                                $         704,128
                                                                                                -----------------
BROADCAST & CABLE TV -- 0.3%
NTL, Inc.*                                                                           18,547     $       1,068,678
Sirius Satellite Radio, Inc.                                                         92,434               284,697
                                                                                                -----------------
                                                                                                $       1,353,375
                                                                                                -----------------
MACHINERY & TOOLS -- 0%
Thermadyne Holdings Corp.*                                                           12,062     $         168,868
                                                                                                -----------------
SPECIALTY CHEMICALS -- 0%
Sterling Chemicals, Inc.*                                                                74     $           1,776
                                                                                                -----------------
TELEPHONE SERVICES -- 0.2%
MCI, Inc.*                                                                           67,725     $         977,272
XO Communications, Inc.*                                                                651                 2,702
                                                                                                -----------------
                                                                                                $         979,974
                                                                                                -----------------
UTILITIES - ELECTRIC POWER -- 0.3%
DPL, Inc.                                                                            51,704     $       1,004,092
                                                                                                -----------------
    Total U.S. Stocks                                                                           $       4,473,903
                                                                                                -----------------
FOREIGN STOCKS -- 0.4%
NETHERLANDS -- 0.2%
Completel Europe N.V
  (Telephone Services)*                                                              18,750     $         525,305
VersaTel Telecom International N.V
  (Telephone Services)*                                                              20,520                39,993
                                                                                                -----------------
                                                                                                $         565,298
                                                                                                -----------------
SWEDEN -- 0.2%
Song Networks Holding AB
  (Telephone Services)*                                                             104,480     $         735,775
                                                                                                -----------------
UNITED KINGDOM -- 0%
Jazztel PLC (Telephone Services)*                                                   438,049     $         138,733
                                                                                                -----------------
    Total Foreign Stocks                                                                        $       1,439,806
                                                                                                -----------------
    Total Stocks
      (Identified Cost, $10,046,474)                                                            $       5,913,709
                                                                                                -----------------
CONVERTIBLE PREFERRED STOCKS -- 0%
FOREIGN STOCK
SWEDEN
Song Networks Holding AB
  (Telephone Services)*                                                              14,580     $          71,680
                                                                                                -----------------
U.S. STOCK
AUTOMOTIVE
HLI Operating Co., Inc., "A" *                                                          155     $          13,020
                                                                                                -----------------
    Total Convertible Preferred Stocks
      (Identified Cost, $67,728)                                                                $          84,700
                                                                                                -----------------
PREFERRED STOCKS -- 0.4%
PRINTING & PUBLISHING -- 0.4%
PRIMEDIA, Inc., 8.625%                                                               20,165     $       1,734,190
                                                                                                -----------------
TELEPHONE SERVICES -- 0%
PTV, Inc., "A", 10%                                                                      38     $             277
                                                                                                -----------------
    Total Preferred Stocks
      (Identified Cost, $1,988,801)                                                             $       1,734,467
                                                                                                -----------------
WARRANTS -- 0%
AT&T Canada, Inc. (Broadcast &
  Cable TV)*                                                                            650     $               7
Loral Space & Communications Ltd.
  (Business Services)*                                                                1,000                     0
Loral Space & Communications Ltd.
  (Business Services)*                                                                1,100                     0
Pliant Corp. (Containers)*                                                              660                     7
Sterling Chemicals, Inc. (Specialty
  Chemicals)*                                                                           120                   126
Thermadyne Holdings Corp. (Basic
  Industry)*                                                                          6,594                 2,308
XM Satellite Radio, Inc. (Broadcast &
  Cable TV)*                                                                          1,030                56,650
XO Communications, Inc.
  (Telecommunications - Wireline)*                                                      976                   712
XO Communications, Inc.
  (Telecommunications - Wireline)*                                                      976                 1,025
XO Communications, Inc.
  (Telecommunications - Wireline)*                                                    1,302                 1,953
                                                                                                -----------------
    Total Warrants
      (Identified Cost, $544,606)                                                               $          62,788
                                                                                                -----------------

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
SHORT-TERM OBLIGATION -- 2.1%

General Electric Capital Corp.,
  1.48%, due 7/01/04, at Amortized Cost                                   $           8,355     $       8,355,000
                                                                                                -----------------
    Total Investments
      (Identified Cost, $391,736,467)                                                           $     387,085,953
                                                                                                -----------------
OTHER ASSETS,
  LESS LIABILITIES -- 2.3%                                                                              8,961,660
                                                                                                -----------------
    Net Assets -- 100.0%                                                                        $     396,047,613
                                                                                                =================

     See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2004
INTERNATIONAL VALUE SERIES

ISSUER                                                                          SHARES                VALUE
STOCKS -- 97.2%

FOREIGN STOCKS -- 97.2%
AUSTRIA -- 0.4%
Erste Bank der oesterreichischen
  Sparkassen AG (Banks & Credit
  Companies)                                                                          1,790     $         281,489
                                                                                                -----------------
BELGIUM -- 1.0%
Fortis, Inc. (Banks & Credit Companies)^                                             33,340     $         736,691
                                                                                                -----------------
BRAZIL -- 1.0%
Anacruz Celulose S.A., ADR (Forest &
  Paper Products)                                                                     7,100     $         231,886
Brasil Telecom Participacoes S.A.
  (Telephone Services)                                                           35,200,000               186,440
Brasil Telecom Participacoes S.A.
  Preferred, ADR (Telephone Services)                                                 9,400               288,580
                                                                                                -----------------
                                                                                                $         706,906
                                                                                                -----------------
CANADA -- 1.5%
CoolBrands International, Inc.
  (Food & Non-Alcoholic Beverages)*                                                  21,200     $         346,323
EnCana Corp. (Energy - Independent)                                                  17,790               764,628
                                                                                                -----------------
                                                                                                $       1,110,951
                                                                                                -----------------
CHINA -- 0.1%
Huaneng Power International, Inc.
  (Utilities - Electric Power)                                                      122,000     $         108,709
                                                                                                -----------------
FINLAND -- 1.2%
Fortum Corp. (Energy - Independent)                                                  69,000     $         882,513
                                                                                                -----------------
FRANCE -- 7.4%
Credit Agricole S.A.
  (Banks & Credit Companies)                                                         35,063     $         854,204
Neopost S.A. (Machinery & Tools)                                                      3,900               230,784
PSA Peugeot Citroen S.A. (Automotive)^                                                4,800               267,612
Renault S.A. (Automotive)^                                                           12,300               937,912
Sanofi-Synthelabo (Pharmaceuticals)^                                                 12,425               788,528
Suez S.A. (Utilities - Electric Power)^                                              34,200               712,786
TOTAL S.A., ADR (Energy - Integrated)                                                16,720             1,606,458
                                                                                                -----------------
                                                                                                $       5,398,284
                                                                                                -----------------
GERMANY -- 4.0%
Bayerische Motoren Werke
  AG (Automotive)                                                                    20,870     $         924,589
Deutsche Telekom AG
  (Telephone Services)                                                               55,200               970,932
Schering AG (Pharmaceuticals)^                                                       11,040               651,278
Schwarz Pharma AG
  (Pharmaceuticals)^                                                                 11,400               350,630
                                                                                                -----------------
                                                                                                $       2,897,429
                                                                                                -----------------
HONG KONG -- 1.9%
CNOOC Ltd. (Energy - Independent)                                                 2,598,500     $       1,099,408
Star Cruises Ltd. (Gaming & Lodging)                                              1,098,000               274,500
                                                                                                -----------------
                                                                                                $       1,373,908
                                                                                                -----------------
HUNGARY -- 1.0%
MOL Magyar Olaj-es Gazipari Rt.,
  GDR (Energy - Integrated)+                                                          9,600     $         374,400
OTP Bank Ltd., GDR (Banks &
  Credit Companies)                                                                   9,500               391,875
                                                                                                -----------------
                                                                                                $         766,275
                                                                                                -----------------
IRELAND -- 3.1%
Anglo Irish Bank Corp. PLC
  (Banks & Credit Companies)                                                         16,218     $         254,841
Bank of Ireland (Banks &
  Credit Companies)                                                                  82,230             1,097,801
DEPFA BANK PLC (Banks &
  Credit Companies)*                                                                 28,100               408,689
Irish Life & Permanent PLC (Banks &
  Credit Companies)                                                                  30,860               475,520
                                                                                                -----------------
                                                                                                $       2,236,851
                                                                                                -----------------

ISSUER                                                                          SHARES                VALUE
STOCKS -- continued

FOREIGN STOCKS -- continued
ITALY -- 3.7%
Eni S.p.A. (Energy - Integrated)^                                                    48,400     $         962,162
Italcementi S.p.A. (Construction)                                                    94,100               809,240
Italcementi S.p.A., Ord. (Construction)^                                             33,300               446,190
Riunione Adriatica di Sicurta
  S.p.A. (Insurance)                                                                 27,300               495,819
                                                                                                -----------------
                                                                                                $       2,713,411
                                                                                                -----------------
JAPAN -- 18.6%
Acom Co. (Banks & Credit Companies)                                                   5,960     $         386,450
Brother Industries Ltd. (Electronics)                                                35,000               338,333
Canon, Inc. (Personal Computers &
  Peripherals)                                                                       12,000               631,030
Chiba Bank Ltd. (Banks &
  Credit Companies)                                                                  75,000               458,183
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals)                                                                  35,700               558,950
Citizen Watch Co. Ltd. (Electronics)^                                                28,000               316,503
DENSO Corp. (Automotive)                                                             20,100               466,907
EDION Corp. (Specialty Stores)                                                       37,000               500,800
Heiwa Corp. (Leisure & Toys)^                                                        35,000               553,752
Honda Motor Co. Ltd. (Automotive)                                                    12,900               620,550
Impact 21 Co. Ltd.
  (Apparel Manufacturers)                                                            23,400               571,384
Jaccs Co. Ltd. (Banks &
  Credit Companies)                                                                  60,000               386,300
KDDI Corp. (Telephone Services)                                                         123               701,925
Lawson, Inc. (Specialty Stores)                                                      13,600               559,696
Olympus Corp. (Medical Equipment)                                                    17,000               320,271
Promise Co. Ltd. (Banks &
  Credit Companies)                                                                   6,250               416,114
Sanyo Shokai Ltd.
  (Apparel Manufacturers)                                                           115,400               749,316
Seiko Epson Corp. (Electronics)                                                      10,400               377,594
Sekisui Chemical Co. Ltd. (Construction)                                             80,000               673,831
Takefuji Corp. (Banks &
  Credit Companies)                                                                   5,730               414,507
Tamron Co. Ltd. (Leisure & Toys)^                                                     8,000               361,425
Tanabe Seiyaku Co. Ltd.
  (Pharmaceuticals)                                                                  63,000               562,330
Tohoku Electric Power Co., Inc.
  (Utilities - Electric Power)                                                       51,800               870,716
Tokyo Broadcasting System, Inc.
  (Broadcast & Cable TV)                                                             16,300               286,213
Tokyo Gas Co. Ltd.
  (Natural Gas - Distribution)                                                      324,000             1,146,719
Toyota Industries Corp. (Automotive)                                                 14,200               340,244
                                                                                                -----------------
                                                                                                $      13,570,043
                                                                                                -----------------
LUXEMBOURG -- 0.7%
Tenaris S.A., ADR (Oil Services)                                                     16,700     $         546,925
                                                                                                -----------------
MEXICO -- 1.0%
Grupo Financiero Inbursa S.A. de C.V.
  (Banks & Credit Companies)                                                        363,400     $         519,840
Grupo Televisa S.A., ADR
  (Broadcast & Cable TV)                                                              4,800               217,296
                                                                                                -----------------
                                                                                                $         737,136
                                                                                                -----------------
NETHERLANDS -- 3.0%
Fugro N.V. (Oil Services)^*                                                           5,803     $         374,284
Royal KPN N.V. (Telephone Services)                                                 134,850             1,028,272
TPG N.V. (Airlines)                                                                  23,600               539,871
VNU N.V. (Printing & Publishing)*                                                     8,721               253,572
                                                                                                -----------------
                                                                                                $       2,195,999
                                                                                                -----------------
NEW ZEALAND -- 0.5%
Telecom Corp. of New Zealand Ltd.
  (Telephone Services)*                                                              92,388     $         343,600
                                                                                                -----------------
NORWAY -- 1.6%
DnB Holding A.S.A. (Banks &
  Credit Companies)^                                                                127,960     $         873,264
Findexa Ltd. (Printing & Publishing)^*                                               75,100               276,306
                                                                                                -----------------
                                                                                                $       1,149,570
                                                                                                -----------------
SINGAPORE -- 1.6%
MobileOne Ltd. (Telecommunications -
  Wireless)                                                                         616,000     $         536,804
Singapore Post Ltd. (Trucking)                                                    1,302,400               665,841
                                                                                                -----------------
                                                                                                $       1,202,645
                                                                                                -----------------
SOUTH KOREA -- 3.0%
Hanaro Telecom, Inc.
  (Telephone Services)                                                               92,100     $         209,626
Hyundai Motor Co. Ltd. (Automotive)                                                  15,020               577,792
Kookmin Bank (Banks &
  Credit Companies)                                                                  14,180               440,556
KT Freetel Co. Ltd. (Telephone Services)                                             19,700               341,830
Samsung Electronics Co. Ltd.
  (Electronics)                                                                       1,440               594,444
                                                                                                -----------------
                                                                                                $       2,164,248
                                                                                                -----------------
SPAIN -- 4.6%
Altadis S.A. (Tobacco)                                                               15,780     $         488,229
Banco de Sabadell S.A. (Banks &
  Credit Companies)^                                                                 17,110               370,982
Iberdrola S.A. (Utilities - Electric Power)^                                         24,400               515,670
Repsol YPF S.A. (Energy - Independent)                                               46,400             1,017,357
Telefonica S.A. (Telephone Services)                                                 63,431               938,773
                                                                                                -----------------
                                                                                                $       3,331,011
                                                                                                -----------------
SWEDEN -- 4.2%
Alfa Laval AB (Machinery & Tools)                                                    10,300     $         163,546
Autoliv, Inc. (Automotive)                                                           14,700               614,290
D. Carnegie & Co. AB (Brokerage &
  Asset Managers)                                                                    31,700               301,163
Lindex AB (Specialty Stores)                                                         11,500               297,967
Nordea Bank AB (Banks &
  Credit Companies)                                                                 135,400               976,010
Swedish Match AB (Tobacco)                                                           66,000               675,259
                                                                                                -----------------
                                                                                                $       3,028,235
                                                                                                -----------------
SWITZERLAND -- 7.3%
Converium Holding AG (Insurance)                                                     10,350     $         538,623
Givaudan S.A. (Chemicals)                                                               970               561,746
Nestle S.A. (Food &
  Non-Alcoholic Beverages)                                                            5,037             1,343,844
Novartis AG (Pharmaceuticals)                                                        16,590               732,165
Roche Holding AG (Pharmaceuticals)                                                    6,700               663,631
Syngenta AG (Chemicals)                                                              17,637             1,479,260
                                                                                                -----------------
                                                                                                $       5,319,269
                                                                                                -----------------
THAILAND -- 0.9%
Krungthai Card PCL (Banks &
  Credit Companies)                                                                 491,000     $         327,213
Thai Airways International Public Co.
  Ltd. (Airlines)                                                                   221,900               306,612
                                                                                                -----------------
                                                                                                $         633,825
                                                                                                -----------------
UNITED KINGDOM -- 23.9%
AstraZeneca PLC (Pharmaceuticals)                                                    12,130     $         544,045
Aviva PLC (Insurance)                                                                53,390               550,740
Benfield Group PLC (Insurance)                                                      108,020               493,491
Bodycote International PLC
  (Electrical Equipment)                                                            112,400               320,938
BP PLC, ADR (Energy - Integrated)                                                    31,436             1,684,027
Cadbury Schweppes PLC (Food &
  Non-Alcoholic Beverages)                                                           93,000               802,114
Close Brothers Group PLC (Banks &
  Credit Companies)                                                                  22,680               319,476
Diageo PLC (Alcoholic Beverages)                                                     51,258               690,903
easyJet Airline Co. Ltd. (Airlines)                                                 168,670               487,722

ISSUER                                                                          SHARES                VALUE
STOCKS -- continued

FOREIGN STOCKS -- continued
UNITED KINGDOM -- continued
Hiscox PLC (Insurance)                                                              124,250     $         368,852
Imperial Tobacco Group PLC (Tobacco)                                                 28,020               603,474
Intertek Group PLC (Special
  Products & Services)                                                               47,330               490,802
Johnston Press PLC
  (Printing & Publishing)                                                            32,920               338,091
Kelda Group PLC (Utilities - Electric Power)                                         47,000               426,245
Legal & General Group
  PLC (Insurance)                                                                   190,000               327,229
Matalan PLC (Apparel
  Manufacturers)                                                                    182,800               709,193
mm02 PLC (Telecommunications -
  Wireless)                                                                         246,800               414,986
NEXT PLC (Specialty Store)                                                           15,000               386,964
PHS Group PLC (Business Services)                                                   252,000               374,618
Reckitt Benckiser PLC (Consumer
  Goods & Services)                                                                  18,188               514,709
Reed Elsevier PLC
  (Printing & Publishing)                                                            58,530               568,745
Royal Bank of Scotland Group PLC
  (Banks & Credit Companies)                                                         46,971             1,352,242
Severn Trent PLC (Utilities -
  Electric Power)                                                                    29,300               422,819
St. James's Place Capital
  PLC (Insurance)                                                                   108,200               364,850
Unilever PLC (Food &
  Non-Alcoholic Beverages)                                                           56,630               555,416
United Utilities PLC (Utilities -
  Electric Power)                                                                    68,500               413,221
Vodafone Group PLC
  (Telecommunications - Wireless)                                                   565,553             1,238,040
Wellington Underwriting PLC (Insurance)                                             119,430               195,405
William Hill Ltd. (Gaming & Lodging)                                                 37,100               372,613
Yell Group PLC (Broadcast & Cable TV)                                               174,230             1,088,933
                                                                                                -----------------
                                                                                                $      17,420,903
                                                                                                -----------------
    Total Stocks
      (Identified Cost, $57,911,493)                                                            $      70,856,826
                                                                                                -----------------
PREFERRED STOCKS -- 0.3%
METALS & MINING -- 0.3%
Usinas Siderurgicas de
  Minas Gerais S.A.                                                                  18,600     $         193,075
                                                                                                -----------------
    Total Preferred Stocks
      (Identified Cost, $177,969)                                                               $         193,075
                                                                                                -----------------

                                                                             PAR AMOUNT
                                                                            (000) OMITTED
SHORT-TERM OBLIGATION -- 2.6%

General Electric Capital Corp.,
  1.48%, due 7/01/04, at Amortized Cost                                   $           1,917     $       1,917,000
                                                                                                -----------------

                                                                                SHARES
COLLATERAL FOR SECURITIES LOANED -- 11.3%

Navigator Securities Lending Prime
  Portfolio, at Cost and Net Asset Value                                          8,195,454     $       8,195,454
                                                                                                -----------------
    Total Investments
      (Identified Cost, $68,201,916)                                                            $      81,162,355
                                                                                                -----------------
OTHER ASSETS,
  LESS LIABILITIES -- (11.4)%                                                                          (8,296,232)
                                                                                                -----------------
    Net Assets -- 100.0%                                                                        $      72,866,123
                                                                                                =================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
MONEY MARKET SERIES

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
CERTIFICATE OF DEPOSITS -- 6.3%

Society Generale, 1.09%, due 10/05/04                                     $          10,000     $      10,000,000
Wells Fargo & Co., 1.13%, due 7/13/04                                                18,169            18,169,000
                                                                                                -----------------
    Total Certificate of Deposits,
      at Amortized Cost and Value                                                               $      28,169,000
                                                                                                -----------------
COMMERCIAL PAPER -- 73.0%
Abbey National LLC, due 10/01/04                                                      8,600             8,576,484
Alpine Securitization Corp., due 7/01/04                                             17,815            17,815,000
Archer Daniels Midland Co.,
  due 7/13/04-8/03/04                                                                17,300            17,288,505
Barton Capital Corp., due 7/20/04                                                    15,091            15,082,557
Cargill, Inc., due 7/01/04                                                           17,815            17,815,000
Citibank Credit Card Issuance Trust,
  due 7/01/04                                                                        17,815            17,815,000
Citigroup, Inc., due 7/01/04                                                         17,815            17,815,000
CRC Funding LLC, due 7/20/04                                                          8,760             8,755,099
Delaware Funding Corp., due 7/08/04                                                   3,191             3,190,324
Dexia Delaware LLC, due 7/02/04                                                      14,190            14,189,584
Edison Asset Securitization LLC,
  due 9/03/04                                                                        13,470            13,443,419
Falcon Asset Securitization,
  due 7/22/04                                                                        18,015            18,001,864
General Electric Capital Corp.,
  due 9/03/04 - 9/27/04                                                              17,660            17,622,635
Genworth Financial, Inc.,
  due 7/22/04                                                                           370               369,730
Goldman Sachs Group, Inc.,
  due 10/25/04                                                                       14,120            14,063,128
Govco, Inc., due 7/19/04                                                              2,576             2,574,622
J.P. Morgan & Co., Inc., due 7/01/04                                                 15,750            15,750,000
Merrill Lynch & Co., Inc., due 7/01/04                                               17,815            17,815,000
MetLife Funding, Inc., due 7/21/04                                                   12,400            12,392,629
Morgan Stanley Dean Witter, Inc.,
  due 7/02/04                                                                        17,625            17,624,481
New Center Asset Trust, due 7/01/04                                                  17,815            17,815,000
Park Avenue Receivable Corp.,
  due 7/08/04                                                                         6,804             6,802,558
Preferred Receivables Funding,
  due 7/07/04                                                                         9,909             9,907,167
Receivables Capital Corp., due 7/16/04                                                9,620             9,615,471
Royal Bank of Canada, due 10/14/04                                                   11,070            11,034,161
Thunder Bay Funding, Inc., due 7/23/04                                                3,394             3,391,407
                                                                                                -----------------
    Total Commercial Paper,
      at Amortized Cost and Value                                                               $     326,565,825
                                                                                                -----------------
FLOATING RATE DEMAND NOTES -- 3.1%
Bay Area Toll Authority, CA,
  Toll Bridge Rev. "A", due 7/01/04                                       $          11,600     $      11,600,000
State of California, Department of
  Water Resources, Power Supply Rev.,
  "C-2", due 7/01/04                                                                  2,400             2,400,000
                                                                                                -----------------
    Total Floating Rate Demand Notes
      (Identified Cost, $14,000,000)                                                            $      14,000,000
                                                                                                -----------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 3.9%
Federal Home Loan Bank, due 8/06/04                                       $           2,500     $       2,497,275
Freddie Mac, due 7/01/04                                                             14,709            14,709,000
                                                                                                -----------------
    Total U.S. Government Agency
      Obligations, at Amortized Cost and Value                                                  $      17,206,275
                                                                                                -----------------
REPURCHASE AGREEMENTS -- 13.3%
Goldman Sachs, 1.5%, dated 6/30/04,
  due 7/01/04, total to be received
  $44,538,856 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded account)                                $          44,537     $      44,537,000

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
REPURCHASE AGREEMENTS -- continued

Morgan Stanley, 1.5%, dated 6/30/04,
  due 7/01/04, total to be received
  $15,078,628 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded account)                                $          15,078     $      15,078,000
    Total Repurchase
      Agreements, at cost                                                                       $      59,615,000
                                                                                                -----------------
    Total Investments,
      at Amortized Cost and Value                                                               $     445,556,100
                                                                                                -----------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.4%                                                                              1,998,051
                                                                                                -----------------
    Net Assets -- 100.0%                                                                        $     447,554,151
                                                                                                =================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
STRATEGIC INCOME SERIES

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- 96.9%

U.S. BONDS -- 60.9%
ADVERTISING & BROADCASTING -- 2.9%
Allbritton Communications Co.,
  7.75%, 2012                                                             $             300     $         295,500
Granite Broadcasting Corp.,
  9.75%, 2010                                                                           440               409,200
Lamar Media Corp., 7.25%, 2013                                                          200               203,500
Muzak LLC, 10%, 2009                                                                     60                54,600
Paxson Communications Corp.,
  10.75%, 2008                                                                          200               203,000
Paxson Communications Corp.,
  0% to 2006, 12.25% to 2009                                                            310               269,700
Radio One, Inc., 8.875%, 2011                                                           200               218,250
Spanish Broadcasting System, Inc.,
  9.625%, 2009                                                                          375               395,625
XM Satellite Radio Holdings, Inc.,
  0% to 2005, 14% to 2009                                                                57                53,349
XM Satellite Radio, Inc., 12%, 2010                                                     143               163,914
Young Broadcasting, Inc., 8.5%, 2008                                                    250               263,125
                                                                                                -----------------
                                                                                                $       2,529,763
                                                                                                -----------------
AEROSPACE -- 0.8%
Hexcel Corp., 9.875%, 2008                                                $             200     $         219,500
Hexcel Corp., 9.75%, 2009                                                               130               136,338
K & F Industries, Inc., 9.625%, 2010                                                    200               219,250
TransDigm Holding Co., 8.375%, 2011                                                     150               152,250
                                                                                                -----------------
                                                                                                $         727,338
                                                                                                -----------------
AIRLINES -- 0.2%
Continental Airlines, Inc., 7.568%, 2006                                  $              90     $          67,671
Continental Airlines, Inc., 7.566%, 2020                                                180               140,665
                                                                                                -----------------
                                                                                                $         208,336
                                                                                                -----------------
APPAREL MANUFACTURERS -- 0%
WestPoint Stevens, Inc.,
  7.875%, 2005 - 2008**                                                   $             560     $          14,000
                                                                                                -----------------
ASSET BACKED & SECURITIZED -- 6.7%
Anthracite CDO Ltd., 6%, 2037                                             $             200     $         156,100
Asset Securitization Corp.,
  8.2885%, 2026                                                                         215               214,497
Chase Commercial Mortgage
  Securities Corp., 6.6%, 2012                                                          360               348,306
Commercial Mortgage Acceptance
  Corp., 5.44%, 2013                                                                    630               579,376
Credit Suisse First Boston Corp.,
  6.78%, 2009                                                                           650               701,351
Credit Suisse First Boston Corp.,
  6.38%, 2035                                                                           360               388,334
DLJ Commercial Mortgage Corp.,
  0.9064%, 2005^^                                                                    14,500                94,296
DLJ Commercial Mortgage Corp.,
  7.8606%, 2032                                                                         565               638,158
Deutsche Mortgage & Asset
  Receiving Corp., 7.5%, 2031                                                           250               194,268
Falcon Auto Dealership LLC,
  4.1678%, 2023                                                                         957               174,870
Falcon Franchise Loan LLC,
  3.3808%, 2023                                                                         904               125,963
First Union-Lehman Brothers
  Bank of America, 0.7441%, 2028^^                                                   10,202               239,226
First Union-Lehman Brothers Commercial
  Mortgage Trust, 7%, 2014                                                              150               161,086
GMAC Commercial Mortgage
  Securities, Inc., 6.02%, 2033                                                         350               320,935
Morgan Stanley Capital I, Inc.,
  6.86%, 2010                                                                           250               263,050

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- continued

U.S. BONDS -- continued
ASSET BACKED & SECURITIZED -- continued
Morgan Stanley Capital I, Inc.,
  7.7279%, 2010                                                           $             125     $         137,285
Mortgage Capital Funding, Inc.,
  7.214%, 2007                                                                          250               249,626
Nationslink Funding Corp., 5%, 2009                                                     740               666,249
Residential Accredit Loans, Inc.,
  7.75%, 2027                                                                           146               145,498
                                                                                                -----------------
                                                                                                $       5,798,474
                                                                                                -----------------
AUTOMOTIVE -- 3.0%
Dana Corp., 9%, 2011                                                    EUR             325     $         465,162
Eagle-Picher Industries, Inc.,
  9.75%, 2013                                                             $             135               145,125
Ford Motor Co., 7.45%, 2031                                                             215               204,942
Ford Motor Credit Co., 7.875%, 2010                                                     535               582,114
General Motors Acceptance Corp.,
  7%, 2012                                                                              368               378,307
General Motors Acceptance Corp.,
  8%, 2031                                                                              304               311,474
Metaldyne Corp., 11%, 2012                                                              100                85,000
Tenneco Automotive, Inc., 10.25%, 2013                                                  255               288,150
TRW Automotive, Inc., 9.375%, 2013                                                       76                85,690
TRW Automotive, Inc., 11%, 2013                                                          52                61,360
                                                                                                -----------------
                                                                                                $       2,607,324
                                                                                                -----------------
BANKS & CREDIT COMPANIES -- 0.8%
RBS Capital Trust II, 6.425%, 2049                                        $             128     $         122,535
UniCredito Italiano Capital Trust II,
  9.2%, 2049                                                                            440               533,869
                                                                                                -----------------
                                                                                                $         656,404
                                                                                                -----------------
BASIC INDUSTRY - OTHER -- 0.2%
Trimas Corp., 9.875%, 2012                                                $             205     $         217,300
                                                                                                -----------------
BROADCAST & CABLE TV -- 2.2%
Charter Communciations, Inc.,
  8.375%, 2014                                                            $             245     $         237,038
Charter Communications, Inc.,
  8.625%, 2009                                                                          405               322,988
Continental Cablevision, Inc.,
  9.5%, 2013                                                                            322               357,417
CSC Holdings, Inc., 8.125%, 2009                                                        313               325,520
DIRECTV Holdings LLC,
  8.375%, 2013                                                                           85                94,031
Mediacom Broadband LLC,
  11%, 2013                                                                             220               234,300
TCI Communications, Inc.,
  9.8%, 2012                                                                            245               307,157
                                                                                                -----------------
                                                                                                $       1,878,451
                                                                                                -----------------
BUILDING -- 1.5%
American Standard Cos., Inc.,
  7.625%, 2010                                                            $             475     $         522,500
Atrium Cos., Inc., 10.5%, 2009                                                          200               209,500
D.R. Horton, Inc., 8%, 2009                                                             220               240,900
Jacuzzi Brands, Inc., 9.625%, 2010                                                       75                80,250
Williams Scotsman, Inc., 9.875%, 2007                                                   225               223,313
Williams Scotsman, Inc., 10%, 2008                                                       30                32,700
                                                                                                -----------------
                                                                                                $       1,309,163
                                                                                                -----------------
BUSINESS SERVICES -- 1.2%
Iron Mountain, Inc., 8.625%, 2013                                         $             330     $         349,800
Iron Mountain, Inc., 7.75%, 2015                                                        150               148,875
Lucent Technologies, Inc., 5.5%, 2008                                                   280               264,600
Xerox Corp., 7.625%, 2013                                                               235               240,288
                                                                                                -----------------
                                                                                                $       1,003,563
                                                                                                -----------------
CHEMICALS -- 1.8%
Equistar Chemicals LP, 10.625%, 2011                                      $             190     $         210,900
Huntsman International LLC,
  10.125%, 2009                                                                         195               198,900
IMC Global, Inc., 10.875%, 2013                                                         260               310,050
JohnsonDiversey Holding, Inc.,
  10.67%, 2013                                                                          225               173,250
JohnsonDiversey Holding, Inc., "B",
  9.625%, 2012                                                                          200               218,000
Lyondell Chemical Co.,
  9.625%, 2007                                                                          200               209,000
Lyondell Chemical Co.,
  11.125%, 2012                                                                         140               155,050
Nalco Co., 7.75%, 2011                                                                  105               109,988
                                                                                                -----------------
                                                                                                $       1,585,138
                                                                                                -----------------
CONGLOMERATES -- 0.3%
Tyco International Group S.A.,
  6.75%, 2011                                                             $             259     $         281,424
                                                                                                -----------------
CONSUMER CYCLICAL -- 0.3%
Cendant Corp., 6.25%, 2008                                                $             265     $         282,599
                                                                                                -----------------
CONSUMER GOODS & SERVICES -- 0.5%
Kindercare Learning Centers, Inc.,
  9.5%, 2009                                                              $             192     $         194,880
Remington Arms Co., Inc., 10.5%, 2011                                                   250               242,500
                                                                                                -----------------
                                                                                                $         437,380
                                                                                                -----------------
CONTAINERS -- 1.0%
Graham Packaging Co., Inc.,
  8.75%, 2008                                                             $             200     $         201,000
Owens-Brockway Glass Container, Inc.,
  8.875%, 2009                                                                          160               172,800
Owens-Brockway Glass Container, Inc.,
  8.25%, 2013                                                                           290               299,425
Pliant Corp., 13%, 2010                                                                 205               183,475
                                                                                                -----------------
                                                                                                $         856,700
                                                                                                -----------------
DEFENSE ELECTRONICS -- 0.1%
L-3 Communications Holdings, Inc.,
  7.625%, 2012                                                            $             120     $         126,600
                                                                                                -----------------
ENERGY - INDEPENDENT -- 1.1%
Chesapeake Energy Corp.,
  8.125%, 2011                                                            $             215     $         232,200
Chesapeake Energy Corp., 7.5%, 2014                                                     240               247,200
Kerr-McGee Corp., 6.95%, 2024                                                           508               506,363
                                                                                                -----------------
                                                                                                $         985,763
                                                                                                -----------------
ENERGY - INTEGRATED -- 0.3%
Amerada Hess Corp., 7.3%, 2031                                            $             260     $         263,987
                                                                                                -----------------
ENTERTAINMENT -- 0.8%
AMC Entertainment, Inc., 9.5%, 2011                                       $             223     $         231,920
Six Flags, Inc., 9.75%, 2013                                                            235               236,175
Turner Broadcasting System, Inc.,
  8.375%, 2013                                                                          185               216,905
                                                                                                -----------------
                                                                                                $         685,000
                                                                                                -----------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 0.3%
Michael Foods, Inc., 8%, 2013                                             $             195     $         201,338
Seminis Vegetable Seeds, Inc.,
  10.25%, 2013                                                                           55                59,813
                                                                                                -----------------
                                                                                                $         261,151
                                                                                                -----------------
FOREST & PAPER PRODUCTS -- 1.9%
Buckeye Technologies, Inc.,
  9.25%, 2008                                                             $             450     $         441,000
Buckeye Technologies, Inc.,
  8.5%, 2013                                                                            255               257,550
Georgia Pacific Corp., 9.375%, 2013                                                     300               343,500

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- continued

U.S. BONDS -- continued
FOREST & PAPER PRODUCTS -- continued
Graphic Packaging International, Inc.,
  8.5%, 2011                                                              $              90     $          96,300
Graphic Packaging International, Inc.,
  9.5%, 2013                                                                            440               477,400
                                                                                                -----------------
                                                                                                $       1,615,750
                                                                                                -----------------
GAMING & LODGING -- 2.1%
Ceasers Entertainment, Inc.,
  8.875%, 2008                                                            $             405     $         439,425
GEO Group, Inc., 8.25%, 2013                                                            165               163,350
MGM Mirage, Inc., 8.375%, 2011                                                          390               407,550
Pinnacle Entertainment, Inc.,
  8.75%, 2013                                                                           150               148,875
Royal Caribbean Cruises Ltd.,
  8%, 2010                                                                              120               129,300
Starwood Hotels & Resorts Worldwide, Inc.,
  7.875%, 2012                                                                          250               267,500
Venetian Casino Resort LLC, 11%, 2010                                                   200               231,000
                                                                                                -----------------
                                                                                                $       1,787,000
                                                                                                -----------------
INDUSTRIAL -- 0.4%
Blount, Inc., 7%, 2005                                                    $             155     $         158,100
MSW Energy Holdings, 7.375%, 2010                                                       165               164,175
                                                                                                -----------------
                                                                                                $         322,275
                                                                                                -----------------
MACHINERY & TOOLS -- 2.1%
AGCO Corp., 9.5%, 2008                                                    $             250     $         272,500
Amsted Industries, Inc., 10.25%, 2011                                                   280               303,800
Case New Holland, Inc., 9.25%, 2011                                                     330               346,500
Manitowoc Co., Inc., 10.5%, 2012                                                        185               211,825
Terex Corp., 10.375%, 2011                                                              180               200,700
Terex Corp., 9.25%, 2011                                                                125               136,250
United Rentals, Inc., 6.5%, 2012                                                        390               368,550
                                                                                                -----------------
                                                                                                $       1,840,125
                                                                                                -----------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.5%
Alliance Imaging, Inc., 10.375%, 2011                                     $             250     $         261,875
Fisher Scientific International, Inc.,
  8.125%, 2012                                                                          122               130,540
                                                                                                -----------------
                                                                                                $         392,415
                                                                                                -----------------
METALS & MINING -- 0.4%
Arch Western Finance, 6.75%, 2013                                         $             115     $         115,000
Peabody Energy Corp., 6.875%, 2013                                                       40                40,500
Phelps Dodge Corp., 8.75%, 2011                                                          66                78,380
U.S. Steel Corp., 9.75%, 2010                                                           130               143,975
                                                                                                -----------------
                                                                                                $         377,855
                                                                                                -----------------
MORTGAGE BACKED -- 5.5%
Fannie Mae, 5.5%, 2018 - 2034                                             $           3,124     $       3,170,768
Fannie Mae, 6.5%, 2032                                                                  699               728,338
Fannie Mae, 5%, 2034                                                                    914               886,285
                                                                                                -----------------
                                                                                                $       4,785,391
                                                                                                -----------------
NATURAL GAS - DISTRIBUTION -- 0.6%
AmeriGas Partners LP, 8.875%, 2011                                        $             120     $         127,800
CenterPoint Energy Resources Corp.,
  7.875%, 2013                                                                          385               430,780
                                                                                                -----------------
                                                                                                $         558,580
                                                                                                -----------------
NATURAL GAS - PIPELINE -- 2.3%
ANR Pipeline Co., 8.875%, 2010                                            $              60     $          65,550
El Paso Energy Corp., 7.625%, 2010                                                      435               445,875
El Paso Energy Corp., 7%, 2011                                                          300               262,500
Enterprise Products Operations LP,
  6.375%, 2013                                                                          200               198,107
GulfTerra Energy Partners LP,
  8.5%, 2010                                                                            216               234,900
Southern Natural Gas Co., Inc.,
  8.875%, 2010                                                                          310               338,675
Williams Cos., Inc., 7.125%, 2011                                         $             440     $         446,600
                                                                                                -----------------
                                                                                                $       1,992,207
                                                                                                -----------------
OIL SERVICES -- 0.4%
GulfMark Offshore, Inc., 8.75%, 2008                                      $             300     $         307,500
                                                                                                -----------------
OILS -- 0.3%
Valero Energy Corp., 6.875%, 2012                                         $             205     $         222,911
                                                                                                -----------------
POLLUTION CONTROL -- 0.6%
Allied Waste North America, Inc.,
  6.5%, 2010                                                              $             100     $          98,750
Allied Waste North America, Inc.,
  7.875%, 2013                                                                          375               391,875
                                                                                                -----------------
                                                                                                $         490,625
                                                                                                -----------------
PRINTING & PUBLISHING -- 1.8%
Dex Media East LLC, 9.875%, 2009                                          $             200     $         224,500
Dex Media West LLC, 9.875%, 2013                                                        290               318,275
Hollinger International, Inc., 9%, 2010                                                 120               138,600
Mail-Well Corp., 9.625%, 2012                                                           295               317,125
Media News Group, Inc., 6.875%, 2013                                                    265               250,425
R.H. Donnelley Finance Corp.,
  10.875%, 2012                                                                         300               348,000
                                                                                                -----------------
                                                                                                $       1,596,925
                                                                                                -----------------
RETAILERS -- 1.1%
Couche-Tard, Inc., 7.5%, 2013                                             $             340     $         340,000
J. Crew Operating Corp., 10.375%, 2007                                                  130               131,950
Rite Aid Corp., 9.5%, 2011                                                              260               286,650
Rite Aid Corp., 9.25%, 2013                                                             185               194,250
                                                                                                -----------------
                                                                                                $         952,850
                                                                                                -----------------
SUPERMARKETS -- 0.4%
Roundy's, Inc., 8.875%, 2012                                              $             300     $         318,000
                                                                                                -----------------
TELECOMMUNICATIONS - WIRELESS -- 2.3%
Alamosa Holdings, Inc., 11%, 2010                                         $             204     $         222,360
American Tower Escrow Corp.,
  0%, 2008                                                                              270               197,100
Centennial Communications Corp.,
  10.125%, 2013                                                                         270               278,775
Crown Castle International Corp.,
  7.5%, 2013                                                                            270               268,650
Dobson Communications Corp.,
  8.875%, 2013                                                                           75                57,000
Nextel Communications, Inc.,
  9.375%, 2009                                                                          300               320,625
Rural Cellular Corp., 9.75%, 2010                                                       210               190,575
Rural Cellular Corp., 9.875%, 2010                                                      175               173,688
Western Wireless Corp., 9.25%, 2013                                                     255               262,650
                                                                                                -----------------
                                                                                                $       1,971,423
                                                                                                -----------------
TELECOMMUNICATIONS - WIRELINE -- 1.1%
Citizens Communications Co.,
  9%, 2031                                                                $             215     $         207,304
MCI, Inc., 5.908%, 2007                                                                  24                23,280
MCI, Inc., 6.688%, 2009                                                                  24                22,200
MCI, Inc., 7.735%, 2014                                                                  20                17,900
Qwest Services Corp., 14%, 2010                                                         370               430,125
Sprint Capital Corp., 6.875%, 2028                                                      289               277,800
Time Warner Telecom Holdings, Inc.,
  10.125%, 2011                                                                          20                18,200
                                                                                                -----------------
                                                                                                $         996,809
                                                                                                -----------------
TOBACCO -- 0.2%
R.J. Reynolds Tobacco Holdings, Inc.,
  7.25%, 2012                                                             $             181     $         175,570
                                                                                                -----------------
U.S. GOVERNMENT AGENCIES -- 1.9%
Fannie Mae, 2.5%, 2006                                                    $             436     $         431,830
Small Business Administration, 4.34%, 2024                                              254               238,450

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- continued

U.S. BONDS -- continued
U.S. GOVERNMENT AGENCIES -- continued
Small Business Administration,
  4.77%, 2024                                                             $             338     $         326,788
Small Business Administration,
  5.18%, 2024                                                                           630               625,563
                                                                                                -----------------
                                                                                                $       1,622,631
                                                                                                -----------------
U.S. TREASURY OBLIGATIONS -- 4.1%
U.S. Treasury Bonds, 5.375%, 2031                                         $             252     $         254,156
U.S. Treasury Notes, 5.75%, 2005                                                        367               383,730
U.S. Treasury Notes, 3.25%, 2008                                                      1,435             1,417,230
U.S. Treasury Notes,
  3.875%, 2009 - 2009                                                                 1,395             1,530,542
                                                                                                -----------------
                                                                                                $       3,585,658
                                                                                                -----------------
UTILITIES - ELECTRIC POWER -- 4.8%
AES Corp., 9%, 2015                                                       $             160     $         171,400
Allegheny Energy Supply Co. LLC,
  8.25%, 2012                                                                           250               247,188
Beaver Valley Funding Corp.,
  9%, 2017                                                                              424               478,823
Calpine Corp., 8.5%, 2011                                                               350               228,375
Calpine Corp., 8.75%, 2013                                                              170               139,400
CMS Energy Corp., 8.5%, 2011                                                            300               306,000
DPL, Inc., 6.875%, 2011                                                                 331               333,483
Dynegy Holdings, Inc., 9.875%, 2010                                                     175               188,125
Dynegy Holdings, Inc., 6.875%, 2011                                                     250               215,313
Midland Funding II, 13.25%, 2006                                                         75                86,250
NRG Energy, Inc., 8%, 2013                                                              325               328,250
PG&E Corp., 6.875%, 2008                                                                 60                62,700
PSEG Energy Holdings LLC,
  7.75%, 2007                                                                           558               584,505
Reliant Resources, Inc., 9.25%, 2010                                                    180               192,150
Reliant Resources, Inc., 9.5%, 2013                                                      95               102,363
TXU Corp., 6.375%, 2006                                                                 460               484,445
                                                                                                -----------------
                                                                                                $       4,148,770
                                                                                                -----------------
UTILITIES - GAS -- 0.1%
Reliant Energy, Inc., 8.125%, 2005                                        $              87     $          91,385
                                                                                                -----------------
    Total U.S. Bonds                                                                            $      52,868,513
                                                                                                -----------------
FOREIGN BONDS -- 36.0%
AUSTRALIA -- 0.6%
Burns, Philp & Co. Ltd., 9.75%, 2012
  (Food & Non-Alcoholic Beverages)                                        $             405     $         419,175
Government of Australia, 6.25%, 2015
  (International Market Sovereign)                                      AUD             209               148,632
                                                                                                -----------------
                                                                                                $         567,807
                                                                                                -----------------
AUSTRIA -- 1.4%
Republic of Austria, 5.5%, 2007
  (International Market Sovereign)                                      EUR             726     $         946,756
Republic of Austria, 5%, 2012
  (International Market Sovereign)                                                      166               213,377
Republic of Austria, 4.65%, 2018
  (International Market Sovereign)                                                       53                64,939
                                                                                                -----------------
                                                                                                $       1,225,072
                                                                                                -----------------
BELGIUM -- 0.8%
Kingdom of Belgium, 3.75%, 2009
  (International Market Sovereign)                                      EUR             353     $         432,775
Kingdom of Belgium, 5%, 2012
  (International Market Sovereign)                                                      195               250,784
                                                                                                -----------------
                                                                                                $         683,559
                                                                                                -----------------
BRAZIL -- 2.9%
Federal Republic of Brazil, 2.125%, 2012
  (Emerging Market Sovereign)                                             $             510     $         426,587
Federal Republic of Brazil, 8%, 2014
  (Emerging Market Sovereign)                                                         1,367             1,247,798
Federal Republic of Brazil, 2.0625%, 2024
  (Emerging Market Sovereign)                                             $             216     $         168,480
Federal Republic of Brazil, 11%, 2040
  (Emerging Market Sovereign)                                                           698               657,865
                                                                                                -----------------
                                                                                                $       2,500,730
                                                                                                -----------------
BULGARIA -- 0.4%
Republic of Bulgaria, 8.25%, 2015
  (Emerging Market Sovereign)                                             $             310     $         360,763
                                                                                                -----------------
CANADA -- 1.8%
Abitibi-Consolidated, Inc., 8.3%, 2005
  (Forest & Paper Products)                                               $             401     $         415,015
Acetex Corp.,
  10.875%, 2009 (Chemicals)                                                             250               273,750
EnCana Holdings Finance Corp.,
  5.8%, 2014 (Energy - Independent)                                                     101               103,146
Government of Canada,
  5.5%, 2009 - 2010
  (International Market Sovereign)                                      CAD             889               697,197
Government of Canada, 5.25%, 2012
  (International Market Sovereign)                                                       23                17,664
Government of Canada, 8%, 2023
  (International Market Sovereign)                                                       33                32,493
                                                                                                -----------------
                                                                                                $       1,539,265
                                                                                                -----------------
CAYMAN ISLANDS -- 0.3%
Mizuho Financial Group, Inc., 4.75%, 2014
  (Banks & Credit Companies)                                            EUR             236     $         288,447
                                                                                                -----------------
CHILE -- 0.6%
Empresa Nacional de Electricidad S.A.,
  8.35%, 2013 (Utilities - Electric Power)                                $             271     $         289,297
Enersis S.A., 7.375%, 2014
  (Utilities - Electric Power)                                                          210               206,595
                                                                                                -----------------
                                                                                                $         495,892
                                                                                                -----------------
COLOMBIA -- 0.3%
Republic of Colombia, 10.75%, 2013
  (Emerging Market Sovereign)                                             $             291     $         309,915
                                                                                                -----------------
DENMARK -- 1.3%
Allianz AG, 5.5%, 2049 (Insurance -
  Property & Casualty)                                                  EUR             211     $         260,032
Kingdom of Denmark, 7%, 2007
  (International Market Sovereign)                                      DKK           1,338               244,181
Kingdom of Denmark, 6%, 2009
  (International Market Sovereign)                                                    3,240               584,181
Kingdom of Denmark, 5%, 2013
  (International Market Sovereign)                                                      356                60,590
                                                                                                -----------------
                                                                                                $       1,148,984
                                                                                                -----------------
FINLAND -- 1.7%
Republic of Finland, 2.75%, 2006
  (International Market Sovereign)                                      EUR             585     $         712,678
Republic of Finland, 3%, 2008
  (International Market Sovereign)                                                      608               729,632
                                                                                                -----------------
                                                                                                $       1,442,310
                                                                                                -----------------
FRANCE -- 2.4%
Crown European Holdings S.A.,
  9.5%, 2011 (Containers)                                                 $             275     $         299,750
Crown European Holdings S.A.,
  10.875%, 2013 (Containers)                                                            200               228,000
Republic of France, 4.75%, 2007
  (International Market Sovereign)                                      EUR             542               691,157
Republic of France, 4%, 2009
  (International Market Sovereign)                                                      408               504,041

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- continued

FOREIGN BONDS -- continued
FRANCE -- continued
Rhodia S.A., 8.875%, 2011 (Chemicals)                                     $             425     $         359,125
                                                                                                -----------------
                                                                                                $       2,082,073
                                                                                                -----------------
GERMANY -- 3.7%
Deutsche Telekom International
  Finance B.V., 8.75%, 2030
  (Telecommunications - Wireline)                                         $             264     $         321,324
Federal Republic of Germany, 4%, 2007
  (International Market Sovereign)                                      EUR             314               391,659
Federal Republic of Germany, 3.5%, 2008
  (International Market Sovereign)                                                    1,081             1,318,367
Federal Republic of Germany, 5.25%, 2010
  (International Market Sovereign)                                                      609               797,675
Kreditanstalt fur Wiederaufbau, 3.25%, 2008
  (International Market Agencies)                                                       311               377,158
Kronos International, Inc.,
  8.875%, 2009 (Chemicals)                                                               15                19,368
                                                                                                -----------------
                                                                                                $       3,225,551
                                                                                                -----------------
IRELAND -- 1.9%
Eircom Funding PLC, 8.25%, 2013
  (Telecommunications - Wireline)                                         $             120     $         124,800
MDP Acquisitions PLC, 9.625%, 2012
  (Forest & Paper Products)                                                             115               125,925
Republic of Ireland, 4.25%, 2007
  (International Market Sovereign)                                      EUR           1,095             1,377,112
                                                                                                -----------------
                                                                                                $       1,627,837
                                                                                                -----------------
ITALY -- 0.3%
Telecom Italia S.p.A, 5.625%, 2007
  (Telecommunications - Wireline)                                       EUR             199     $         254,971
                                                                                                -----------------
JAPAN -- 0.2%
UFJ Finance Aruba AEC, 6.75%, 2013
  (Banks & Credit Companies)                                              $             182     $         188,201
                                                                                                -----------------
KAZAKHSTAN -- 1.0%
Kazkommerts International B.V.,
  10.125%, 2007 (Banks &
  Credit Companies)                                                       $             321     $         354,644
Kazkommerts International B.V.,
  8.5%, 2013 (Banks &
  Credit Companies)                                                                     130               128,039
Turanalem Finance B.V.,
  8%, 2014 (Banks &
  Credit Companies)                                                                     390               351,863
                                                                                                -----------------
                                                                                                $         834,546
                                                                                                -----------------
LUXEMBOURG -- 0.8%
Mobile TeleSystems OJSC,
  10.95%, 2004
  (Telecommunications - Wireless)                                         $             130     $         134,225
Mobile TeleSystems OJSC,
  8.375%, 2010
  (Telecommunications - Wireless)                                                       372               350,610
Telecom Italia S.P.A., 5.25%, 2013
  (Telecommunications - Wireline)                                                       217               210,023
                                                                                                -----------------
                                                                                                $         694,858
                                                                                                -----------------
MALAYSIA -- 0.5%
Petroliam Nasional Berhad, 7.75%, 2015
  (Emerging Market Agencies)                                              $             120     $         136,134
Petroliam Nasional Berhad, 7.875%, 2022
  (Emerging Market Agencies)                                                            236               260,900
                                                                                                -----------------
                                                                                                $         397,034
                                                                                                -----------------
MEXICO -- 2.4%
BBVA Bancomer Capital Trust I,
  10.5%, 2011 (Banks &
  Credit Companies)                                                       $              80     $          86,800
Banco Mercantil S.A., 5.875%, 2014
  (Banks & Credit Companies)                                                            340               328,950
Innova S. de R.L., 9.375%, 2013
  (Telecommunications - Wireless)                                                       100               104,750
Pemex Project Funding Master Trust,
  8.625%, 2022 (Oil Services)                                                           704               732,160
Petroleos Mexicanos, 9.5%, 2027
  (Emerging Market Agencies)                                                            199               222,880
United Mexican States, 8%, 2022
  (Emerging Market Sovereign)                                                           141               146,429
United Mexican States, 7.5%, 2033
  (Emerging Market Sovereign)                                                           448               433,664
                                                                                                -----------------
                                                                                                $       2,055,633
                                                                                                -----------------
NETHERLANDS -- 1.9%
Kingdom of Netherlands, 5.75%, 2007
  (International Market Sovereign)                                      EUR             583     $         758,566
Kingdom of Netherlands, 3.75%, 2009
  (International Market Sovereign)                                                      736               901,431
                                                                                                -----------------
                                                                                                $       1,659,997
                                                                                                -----------------
NEW ZEALAND -- 1.1%
Government of New Zealand, 7%, 2009
  (International Market Sovereign)                                      NZD             327     $         213,664
Government of New Zealand, 6.5%, 2013
  (International Market Sovereign)                                                    1,185               757,409
                                                                                                -----------------
                                                                                                $         971,073
                                                                                                -----------------
NORWAY -- 0.3%
Petroleum Geo-Services A.S.A., 10%, 2010
  (Oil Services)                                                          $             250     $         258,750
                                                                                                -----------------
PANAMA -- 0.5%
Republic of Panama, 9.375%, 2023 - 2029
  (Emerging Market Sovereign)                                             $             418     $         446,485
                                                                                                -----------------
PERU -- 0.3%
Republic of Peru, 4.5%, 2017
  (Emerging Market Sovereign)                                             $             349     $         280,945
                                                                                                -----------------
POLAND -- 0.2%
PTC International Finance II S.A.,
  11.25%, 2009
  (Telecommunications - Wireless)                                         $             157     $         170,345
                                                                                                -----------------
PORTUGAL -- 0.4%
Republic of Portugal, 5.45%, 2013
  (International Market Sovereign)                                      EUR             260     $         343,443
                                                                                                -----------------
QATAR -- 0.6%
State of Qatar, 9.75%, 2030
  (Emerging Market Sovereign)                                             $             394     $         539,780
                                                                                                -----------------
RUSSIA -- 2.4%
Gaz Capital S.A., 9.625%, 2013
  (Utilities - Gas)                                                       $             140     $         144,627
Gaz Capital S.A., 8.625%, 2034
  (Utilities - Gas)                                                                     221               215,199
Gazprom OAO, 9.625%, 2013
  (Utilities - Gas)                                                                     130               134,297
Russian Federation, 3%, 2008 - 2011
  (Emerging Market Sovereign)                                                           529               432,512
Russian Federation, 11%, 2018
  (Emerging Market Sovereign)                                                           366               461,526

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
BONDS -- continued

FOREIGN BONDS -- continued
RUSSIA -- continued
Siberian Oil Co. (SIBNEFT),
  10.75%, 2009
  (Energy - Integrated)                                                   $             126     $         129,780
Tyumen Oil Co., 11%, 2007
  (Energy - Integrated)                                                                 348               383,029
Vimpel-Communications, 10.45%, 2005
  (Telecommunications - Wireless)                                                       200               210,000
                                                                                                -----------------
                                                                                                $       2,110,970
                                                                                                -----------------
SINGAPORE -- 0.2%
Flextronics International Ltd.,
  6.5%, 2013 (Electronics)                                                $             160     $         156,000
                                                                                                -----------------
SOUTH AFRICA -- 0.5%
Republic of South Africa, 8.5%, 2017
  (Emerging Market Sovereign)                                             $             404     $         457,521
                                                                                                -----------------
SOUTH KOREA -- 0.6%
Woori Bank, 5.75%, 2014
  (Banks & Credit Companies)                                              $             507     $         498,128
                                                                                                -----------------
SPAIN -- 1.0%
Kingdom of Spain, 6%, 2008
  (International Market Sovereign)                                      EUR             342     $         454,919
Kingdom of Spain, 5.35%, 2011
  (International Market Sovereign)                                                      325               427,238
                                                                                                -----------------
                                                                                                $         882,157
                                                                                                -----------------
UKRAINE -- 0.3%
Ukraine Cabinet of Ministers, 7.65%, 2013
  (Emerging Market Sovereign)                                             $             237     $         225,743
                                                                                                -----------------
UNITED KINGDOM -- 0.4%
United Kingdom Treasury, 7.25%, 2007
  (International Market Sovereign)                                      GBP             104     $         201,627
United Kingdom Treasury, 5.75%, 2009
  (International Market Sovereign)                                                       54               101,059
United Kingdom Treasury, 5%, 2012
  (International Market Sovereign)                                                       39                70,208
                                                                                                -----------------
                                                                                                $         372,894
                                                                                                -----------------
    Total Foreign Bonds                                                                         $      31,297,679
                                                                                                -----------------
    Total Bonds
      (Identified Cost, $82,760,478)                                                            $      84,166,192
                                                                                                -----------------

                                                                                SHARES
STOCKS -- 0.2%

TELEPHONE SERVICES -- 0.2%
MCI, Inc.* (Identified Cost, $161,860)                                                8,868     $         127,965
                                                                                                -----------------

                                                                             PAR AMOUNT
ISSUER                                                                      (000) OMITTED             VALUE
CONVERTIBLE BONDS -- 0.1%

U.S. BONDS -- 0.1%
TELECOMMUNICATIONS - WIRELESS
Nextel Communications, Inc.,
  5.25%, 2010 (Identified Cost, $95,253)                                  $             100     $          97,250
                                                                                                -----------------
SHORT-TERM OBLIGATIONS -- 0.9%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                                          $             779     $         779,000
    Total Investments
      (Identified Cost, $83,796,591)                                                            $      85,170,407
                                                                                                -----------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.9%                                                                              1,672,975
                                                                                                -----------------
    Net Assets -- 100.0%                                                                        $      86,843,382
                                                                                                =================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
   * Non-income producing security.
  ** Non-income producing security - in default.
 *** Share amount is less than 1.
  ## SEC Rule 144A restriction.
 ### Security segregated as collateral for open futures contracts.
   + Restricted security.
   ^ All or a portion of this security is on loan.
  ^^ Interest only security.
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below AUD = Australian Dollar
CAD = Canadian Dollar
CHF = Swiss Franc
DKK = Danish Krone
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
KRW = Korean Won
NOK = Norwegian Krone
NZD = New Zealand Dollar
PLN = Polish Zloty
SEK = Swedish Krona

MFS/SUN LIFE SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) -- June 30, 2004

                                                                  EMERGING           GLOBAL          GLOBAL         GOVERNMENT
                                                     BOND          MARKETS        GOVERNMENTS     TOTAL RETURN      SECURITIES
                                                    SERIES      EQUITY SERIES        SERIES          SERIES           SERIES
                                                -------------   -------------    -------------    -------------    -------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost    $ 235,019,926   $  46,676,042    $  60,296,058    $ 154,818,975    $ 698,057,839
    Repurchase agreements, at value                        --         361,000        2,948,000          629,000       17,648,000
    Unrealized appreciation                         4,147,071       5,408,702        1,304,872       14,424,486        2,696,603
                                                -------------   -------------    -------------    -------------    -------------
        Total investments, at value
          (including securities loaned of
          $--, $796,480, $--, $4,481,700, and
          $--, respectively)                    $ 239,166,997   $  52,445,744    $  64,548,930    $ 169,872,461    $ 718,402,442
  Cash                                                  4,048           1,292              416           18,140              932
  Receivable for forward foreign currency
    exchange contracts                                     --              --          216,046          164,263               --
  Receivable for forward foreign currency
    exchange contracts subject to master
    netting agreements                                     --              --           30,010            3,894               --
  Foreign currency, at value (identified
    cost, $--, $115,501, $--, $31,773, and--,
    respectively)                                          --         115,679               --           32,012               --
  Receivable for daily variation margin on
    open futures contracts                                 --              --           10,183           10,183               --
  Receivable for investments sold                     312,984         332,993        1,186,329           85,809               --
  Receivable for series shares sold                   175,667           8,776            1,533           68,052          538,121
  Interest and dividends receivable                 3,300,202          61,489        1,291,676        1,531,119        5,872,405
  Other assets                                             --             159               --               --            2,547
                                                -------------   -------------    -------------    -------------    -------------
        Total assets                            $ 242,959,898   $  52,966,132    $  67,285,123    $ 171,785,933    $ 724,816,447
                                                =============   =============    =============    =============    =============
Liabilities:
  Payable for investments purchased             $   1,437,727   $     582,012    $   1,818,363    $   1,036,838              $--
  Payable for series shares reacquired                148,513         130,639           89,925           81,764          741,899
  Payable for forward foreign currency
    exchange contracts                                     --              --           98,427           88,199               --
  Payable for daily variation margin on open
    futures contracts                                  24,000              --               --               --           12,594
  Collateral for securities loaned, at value               --         814,870               --        4,733,515               --
  Payable to affiliates --
    Management fee                                      3,956           1,437            1,375            3,390           10,846
    Distribution fee (Service Class)                      481              36               34               85            1,287
    Administrative fee                                     74              16               20               51              221
  Accrued expenses and other liabilities               46,554          32,600           42,539           99,511           71,084
                                                -------------   -------------    -------------    -------------    -------------
        Total liabilities                       $   1,661,305   $   1,561,610    $   2,050,683    $   6,043,353    $     837,931
                                                -------------   -------------    -------------    -------------    -------------
Net assets                                      $ 241,298,593   $  51,404,522    $  65,234,440    $ 165,742,580    $ 723,978,516
                                                =============   =============    =============    =============    =============
Net assets consist of:
  Paid-in capital                               $ 229,079,729   $  47,988,460    $  62,055,335    $ 154,827,590    $ 715,640,300
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                              4,096,159       5,406,718        1,439,506       14,511,459        2,721,524
  Accumulated undistributed net realized gain
    (loss) on investments and foreign
    currency transactions                           1,753,573      (2,190,972)       2,513,448       (3,869,120)      (8,040,768)
  Accumulated undistributed net investment
    income (loss)                                   6,369,132         200,316         (773,849)         272,651       13,657,460
                                                -------------   -------------    -------------    -------------    -------------
        Total                                   $ 241,298,593   $  51,404,522    $  65,234,440    $ 165,742,580    $ 723,978,516
                                                =============   =============    =============    =============    =============
Net Assets:
  Initial Class                                 $ 170,830,415   $  46,109,168    $  60,499,663    $ 153,233,506    $ 534,696,262
  Service Class                                    70,468,178       5,295,354        4,734,777       12,509,074      189,282,254
                                                -------------   -------------    -------------    -------------    -------------
        Total                                   $ 241,298,593   $  51,404,522    $  65,234,440    $ 165,742,580    $ 723,978,516
                                                =============   =============    =============    =============    =============
Shares of beneficial interest outstanding:
  Initial Class                                    14,890,363       3,654,722        5,454,795        9,738,800       42,096,227
  Service Class                                     6,170,559         421,457          428,917          798,031       14,952,550
                                                -------------   -------------    -------------    -------------    -------------
        Total                                      21,060,922       4,076,179        5,883,712       10,536,831       57,048,777
                                                =============   =============    =============    =============    =============
Net asset value, offering price and
  redemption price per share:
  Initial Class                                 $       11.47   $       12.62    $       11.09    $       15.73    $       12.70
  Service Class                                 $       11.42   $       12.56    $       11.04    $       15.67    $       12.66
                                                =============   =============    =============    =============    =============

                       See notes to financial statements.

                                                                      INTERNATIONAL                      STRATEGIC
                                                      HIGH YIELD          VALUE         MONEY MARKET      INCOME
                                                        SERIES            SERIES           SERIES         SERIES
                                                     -------------    -------------    -------------   -------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost         $ 391,736,467    $  68,201,916    $ 385,941,100   $  83,796,591
    Repurchase agreements, at value                             --               --       59,615,000              --
    Unrealized appreciation (depreciation)              (4,650,514)      12,960,439               --       1,373,816
                                                     -------------    -------------    -------------   -------------
        Total investments, at value (including
          securities loaned of $--, $7,794,490,
          $--, and $--, respectively)                $ 387,085,953    $  81,162,355    $ 445,556,100   $  85,170,407
  Cash                                                   1,085,821              685              935             706
  Receivable for forward foreign currency
    exchange contracts                                       3,966               --               --          24,462
  Foreign currency, at value (identified cost,
    $--, $56,787, $--, and $10,588, respectively)               --           57,217               --          10,630
  Receivable for investments sold                        4,156,013           32,129               --         866,485
  Receivable for series shares sold                        132,618           76,800        3,349,125           9,704
  Interest and dividends receivable                      7,590,175          169,885           53,109       1,667,596
  Other assets                                               1,810              338            3,241              --
                                                     -------------    -------------    -------------   -------------
        Total assets                                 $ 400,056,356    $  81,499,409    $ 448,962,510   $  87,749,990
                                                     =============    =============    =============   =============
Liabilities:
  Payable for investments purchased                  $   3,523,348    $     371,188    $          --   $     723,569
  Payable for series shares reacquired                     349,274           25,005        1,346,442          16,140
  Payable for forward foreign currency exchange
    contracts                                               67,463               --               --          85,558
  Payable for forward foreign currency exchange
    contracts subject to master netting agreements              --               --               --          15,826
  Payable for daily variation margin on open
    futures contracts                                           --               --               --          33,781
  Collateral for securities loaned, at value                    --        8,195,454               --              --
  Payable to affiliates --
    Management fee                                           8,116            1,795            6,089           1,748
    Distribution fee (Service Class)                           570               36              706             154
    Administrative fee                                         121               22              136              27
  Accrued expenses and other liabilities                    59,851           39,786           54,986          29,805
                                                     -------------    -------------    -------------   -------------
        Total liabilities                            $   4,008,743    $   8,633,286    $   1,408,359   $     906,608
                                                     -------------    -------------    -------------   -------------
Net assets                                           $ 396,047,613    $  72,866,123    $ 447,554,151   $  86,843,382
                                                     =============    =============    =============   =============
Net assets consist of:
  Paid-in capital                                    $ 496,087,565    $  61,648,696    $ 447,554,151   $  83,164,554
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                   (4,713,273)      12,961,993               --       1,213,996
  Accumulated undistributed net realized gain
    (loss) on investments and foreign currency
     transactions                                     (110,485,569)      (2,584,667)              --         580,474
  Accumulated undistributed net investment income       15,158,890          840,101               --       1,884,358
                                                     -------------    -------------    -------------   -------------
        Total                                        $ 396,047,613    $  72,866,123    $ 447,554,151   $  86,843,382
                                                     =============    =============    =============   =============
Net Assets:
  Initial Class                                      $ 312,499,141    $  67,581,064    $ 343,619,761   $  64,157,216
  Service Class                                         83,548,472        5,285,059      103,934,390      22,686,166
                                                     -------------    -------------    -------------   -------------
        Total                                        $ 396,047,613    $  72,866,123    $ 447,554,151   $  86,843,382
                                                     =============    =============    =============   =============
Shares of beneficial interest outstanding:
  Initial Class                                         46,576,655        5,049,044      343,619,761       6,059,956
  Service Class                                         12,512,105          395,492      103,934,390       2,153,579
                                                     -------------    -------------    -------------   -------------
        Total                                           59,088,760        5,444,536      447,554,151       8,213,535
                                                     =============    =============    =============   =============
Net asset value, offering price and redemption
  price per share:
  Initial Class                                      $        6.71    $       13.38    $        1.00   $       10.59
  Service Class                                      $        6.68    $       13.36    $        1.00   $       10.53
                                                     =============    =============    =============   =============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST

STATEMENTS OF OPERATIONS (Unaudited) -- Six Months Ended June 30, 2004

                                                                   EMERGING          GLOBAL           GLOBAL         GOVERNMENT
                                                    BOND            MARKETS        GOVERNMENTS     TOTAL RETURN      SECURITIES
                                                   SERIES        EQUITY SERIES        SERIES           SERIES          SERIES
                                                -------------    -------------    -------------    -------------    -------------
Net investment income (loss):
  Income --
    Interest                                    $   7,344,681    $       4,360    $   1,189,616    $   1,234,054    $  16,248,269
    Dividends                                                          730,876               --        1,503,640               --
    Income on securities loaned                            --              800               --           20,766               --
    Foreign taxes withheld                                 --          (57,927)              --         (117,954)              --
                                                -------------    -------------    -------------    -------------    -------------
      Total investment income                   $   7,344,681    $     678,109    $   1,189,616    $   2,640,506    $  16,248,269
                                                -------------    -------------    -------------    -------------    -------------
  Expenses --
    Management fee                              $     768,755    $     287,761    $     259,743    $     627,723    $   2,085,278
    Distribution fee (Service Class)                   87,393            6,830            6,406           15,162          225,802
    Trustees' compensation                             21,143            4,321            5,482           13,651           58,107
    Administrative fee                                 18,525            3,959            5,010           12,050           54,807
    Legal fees                                          1,052            2,140            3,355            3,769            2,958
    Custodian fee                                      35,144           37,940           29,169           67,667           85,595
    Interest expense                                                       762               --              309               --
    Printing                                            4,666            3,781            4,864            7,961           15,205
    Auditing fees                                      23,000           22,245           23,250           22,183           19,288
    Miscellaneous                                      15,860            8,734            7,437            6,569           42,861
                                                -------------    -------------    -------------    -------------    -------------
      Total expenses                            $     975,538    $     378,473    $     344,716    $     777,044    $   2,589,901
    Fees paid indirectly                                 (143)             (13)            (114)            (206)            (434)
                                                -------------    -------------    -------------    -------------    -------------
      Net expenses                              $     975,395    $     378,460    $     344,602    $     776,838    $   2,589,467
                                                -------------    -------------    -------------    -------------    -------------
        Net investment income                   $   6,369,286    $     299,649    $     845,014    $   1,863,668    $  13,658,802
                                                -------------    -------------    -------------    -------------    -------------
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions:
  Realized gain (loss) (identified cost
    basis) --
    Investment transactions                     $   3,277,942    $   5,621,071    $   3,480,741    $  12,394,701    $   3,875,811
    Futures contracts                                  31,458               --           72,110          (21,666)              --
    Foreign currency transactions                       1,253         (221,208)        (267,687)        (351,629)              --
    Written options transactions                           --               --           14,054           13,092               --
                                                -------------    -------------    -------------    -------------    -------------
      Net realized gain on investments and
        foreign currency transactions           $   3,310,653    $   5,399,863    $   3,299,218    $  12,034,498    $   3,875,811
                                                -------------    -------------    -------------    -------------    -------------
  Change in unrealized appreciation
    (depreciation) --
    Investments                                 $  (8,825,781)   $  (6,207,928)   $  (5,620,981)   $  (9,777,778)   $ (17,190,955)
    Futures contracts                                 (24,750)              --          (11,271)          (3,787)          24,921
    Translation of assets and liabilities in
      foreign currencies                               (3,124)            (322)         390,243          646,189               --
                                                -------------    -------------    -------------    -------------    -------------
      Net unrealized loss on investments and
        foreign currency translation            $  (8,853,655)   $  (6,208,250)   $  (5,242,009)   $  (9,135,376)   $ (17,166,034)
                                                -------------    -------------    -------------    -------------    -------------
        Net realized and unrealized gain
          (loss) on investments and
          foreign currency                      $  (5,543,002)   $    (808,387)   $  (1,942,791)   $   2,899,122    $ (13,290,223)
                                                -------------    -------------    -------------    -------------    -------------
          Increase (decrease) in net assets
            from operations                     $     826,284    $    (508,738)   $  (1,097,777)   $   4,762,790    $     368,579
                                                =============    =============    =============    =============    =============

                       See notes to financial statements.

                                                            HIGH        INTERNATIONAL                      STRATEGIC
                                                           YIELD            VALUE         MONEY MARKET      INCOME
                                                           SERIES           SERIES           SERIES         SERIES
                                                       -------------    -------------    -------------   -------------
Net investment income (loss):
  Income --
    Interest                                           $  17,345,721    $       8,493    $   2,399,353   $   2,960,356
    Dividends                                                110,536        1,364,371               --             329
    Income on securities loaned                                   --           35,476               --              --
    Foreign taxes withheld                                        --         (144,981)              --              --
                                                       -------------    -------------    -------------   -------------
      Total investment income                          $  17,456,257    $   1,263,359    $   2,399,353   $   2,960,685
                                                       -------------    -------------    -------------   -------------
  Expenses --
    Management fee                                     $   1,632,673    $     312,205    $   1,105,794   $     347,151
    Distribution fee (Service Class)                         121,247            6,654           81,729          32,565
    Trustees' compensation                                    32,578            5,400           29,572           7,255
    Administrative fee                                        31,584            4,968           31,858           6,652
    Legal fees                                                 2,783            2,939            2,590           2,589
    Custodian fee                                             64,458           47,863           50,479          31,450
    Printing                                                  14,924            3,178           16,971             781
    Auditing fees                                             21,588           19,333           11,750          19,928
    Miscellaneous                                             12,133           10,879           34,376          10,350
                                                       -------------    -------------    -------------   -------------
      Total expenses                                   $   1,933,968    $     413,419    $   1,365,119   $     458,721
    Fees paid indirectly                                      (5,280)             (35)              --            (519)
                                                       -------------    -------------    -------------   -------------
      Net expenses                                     $   1,928,688    $     413,384    $   1,365,119   $     458,202
                                                       -------------    -------------    -------------   -------------
        Net investment income                          $  15,527,569    $     849,975    $   1,034,234   $   2,502,483
                                                       -------------    -------------    -------------   -------------
Realized and unrealized gain (loss) on investments
  and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                            $   3,315,837    $   6,030,989    $          --   $   1,769,068
    Futures contracts                                             --               --               --          87,833
    Foreign currency transactions                           (260,783)         (14,914)              --        (258,376)
                                                       -------------    -------------    -------------   -------------
      Net realized gain on investments and foreign
        currency transactions                          $   3,055,054    $   6,016,075    $          --   $   1,598,525
                                                       -------------    -------------    -------------   -------------
  Change in unrealized appreciation (depreciation) --
    Investments                                        $ (17,476,542)   $    (295,833)   $          --   $  (4,690,543)
    Futures contracts                                             --               --               --         (85,013)
    Translation of assets and liabilities in
      foreign currencies                                     356,639           (1,849)              --         642,749
                                                       -------------    -------------    -------------   -------------
      Net unrealized loss on investments and foreign
        currency translation                           $ (17,119,903)   $    (297,682)   $          --   $  (4,132,807)
                                                       -------------    -------------    -------------   -------------
        Net realized and unrealized gain (loss) on
          investments and foreign currency             $ (14,064,849)   $   5,718,393    $          --   $  (2,534,282)
                                                       -------------    -------------    -------------   -------------
          Increase (decrease) in net assets
            from operations                            $   1,462,720    $   6,568,368    $   1,034,234   $     (31,799)
                                                       =============    =============    =============   =============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) -- Six Months Ended June 30,
2004

                                                                       EMERGING          GLOBAL          GLOBAL       GOVERNMENT
                                                         BOND       MARKETS EQUITY    GOVERNMENTS     TOTAL RETURN    SECURITIES
                                                        SERIES          SERIES           SERIES          SERIES         SERIES
                                                    -------------   --------------   -------------   -------------   -------------
Increase (decrease) in net assets:
From operations --
  Net investment income                             $   6,369,286   $      299,649   $     845,014   $   1,863,668   $  13,658,802
  Net realized gain on investments and foreign
    currency transactions                               3,310,653        5,399,863       3,299,218      12,034,498       3,875,811
  Net unrealized loss on investments and
    foreign currency translation                       (8,853,655)      (6,208,250)     (5,242,009)     (9,135,376)    (17,166,034)
                                                    -------------   --------------   -------------   -------------   -------------
    Increase (decrease) in net assets
      from operations                               $     826,284   $     (508,738)  $  (1,097,777)  $   4,762,790   $     368,579
                                                    -------------   --------------   -------------   -------------   -------------
Distributions declared to shareholders --
  From net investment income (Initial Class)        $ (10,988,096)  $     (506,672)  $  (7,801,714)  $  (3,877,428)  $ (30,916,358)
  From net investment income (Service Class)           (4,202,427)         (46,618)       (606,872)       (295,362)     (9,878,792)
  From net realized gain on investments and
    foreign currency transactions (Initial Class)      (2,635,515)              --              --              --              --
  From net realized gain on investments and
    foreign currency transactions (Service Class)      (1,037,911)              --              --              --              --
                                                    -------------   --------------   -------------   -------------   -------------
    Total distributions declared to shareholders    $ (18,863,949)  $     (553,290)  $  (8,408,586)  $  (4,172,790)  $ (40,795,150)
                                                    -------------   --------------   -------------   -------------   -------------
Net increase (decrease) in net assets from
  series share transactions                         $  (6,489,237)  $      648,822   $   1,913,109   $  (3,067,227)  $ (37,438,094)
                                                    -------------   --------------   -------------   -------------   -------------
      Total decrease in net assets                  $ (24,526,902)  $     (413,206)  $  (7,593,254)  $  (2,477,227)  $ (77,864,665)
Net Assets --
  At beginning of period                              265,825,495       51,817,728      72,827,694     168,219,807     801,843,181
                                                    -------------   --------------   -------------   -------------   -------------
  At end of period                                  $ 241,298,593   $   51,404,522   $  65,234,440   $ 165,742,580   $ 723,978,516
                                                    =============   ==============   =============   =============   =============
Accumulated undistributed net investment
  income included in net assets at end of period    $   6,369,132   $      200,316   $    (773,849)  $     272,651   $  13,657,460
                                                    =============   ==============   =============   =============   =============

                                                                         HIGH        INTERNATIONAL       MONEY         STRATEGIC
                                                                        YIELD            VALUE           MARKET          INCOME
                                                                        SERIES          SERIES           SERIES          SERIES
                                                                    --------------   -------------   -------------   -------------
Increase (decrease) in net assets:
From operations --
  Net investment income                                             $   15,527,569   $     849,975   $   1,034,234   $   2,502,483
  Net realized gain on investments and foreign currency
    transactions                                                         3,055,054       6,016,075              --       1,598,525
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                        (17,119,903)       (297,682)             --      (4,132,807)
                                                                    --------------   -------------   -------------   -------------
    Increase (decrease) in net assets from operations               $    1,462,720   $   6,568,368   $   1,034,234   $     (31,799)
                                                                    --------------   -------------   -------------   -------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                        $  (25,517,531)  $    (505,289)  $    (948,410)  $  (3,174,021)
  From net investment income (Service Class)                            (6,394,985)        (37,595)        (85,824)     (1,403,154)
                                                                    --------------   -------------   -------------   -------------
    Total distributions declared to shareholders                    $  (31,912,516)  $    (542,884)  $  (1,034,234)  $  (4,577,175)
                                                                    --------------   -------------   -------------   -------------
Net increase (decrease) in net assets from series share
   transactions                                                     $  (32,640,694)  $   1,087,187   $ (27,979,787)  $   2,897,803
                                                                    --------------   -------------   -------------   -------------
    Total increase (decrease) in net assets                         $  (63,090,490)  $   7,112,671   $ (27,979,787)  $  (1,711,171)
Net Assets --
  At beginning of period                                               459,138,103      65,753,452     475,533,938      88,554,553
                                                                    --------------   -------------   -------------   -------------
  At end of period                                                  $  396,047,613   $  72,866,123   $ 447,554,151   $  86,843,382
                                                                    ==============   =============   =============   =============
Accumulated undistributed net investment income included in net
  assets at end of period                                           $   15,158,890   $     840,101   $          --   $   1,884,358
                                                                    ==============   =============   =============   =============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2003

                                                                       EMERGING         GLOBAL           GLOBAL       GOVERNMENT
                                                         BOND       MARKETS EQUITY    GOVERNMENTS     TOTAL RETURN    SECURITIES
                                                        SERIES          SERIES           SERIES          SERIES          SERIES
                                                    -------------   --------------   -------------   -------------   -------------
Increase (decrease) in net assets:
From operations --
  Net investment income                             $  13,493,842   $      706,580   $   2,080,268   $   2,248,216   $   29,749,090
  Net realized gain on investments and foreign
    currency transactions                               8,343,660        2,928,476       6,636,992       4,514,037        5,545,766
  Net unrealized gain (loss) on investments
    and foreign currency translation                    2,252,903       12,267,228       2,046,848      19,467,312      (17,310,845)
                                                    -------------   --------------   -------------   -------------   --------------
    Increase in net assets from operations          $  24,090,405   $   15,902,284   $  10,764,108   $  26,229,565   $   17,984,011
                                                    -------------   --------------   -------------   -------------   --------------
Distributions declared to shareholders --
  From net investment income (Initial Class)        $ (10,972,659)  $     (196,547)  $  (3,796,736)  $  (2,121,952)  $  (36,917,647)
  From net investment income (Service Class)           (2,121,732)         (11,199)       (292,331)       (160,935)      (6,290,519)
  From net realized gain on investments
    (Initial Class)                                            --               --              --              --       (7,169,052)
  From net realized gain on investments
    (Service Class)                                            --               --              --              --       (1,259,686)
                                                    -------------   --------------   -------------   -------------   --------------
    Total distributions declared to shareholders    $ (13,094,391)  $     (207,746)  $  (4,089,067)  $  (2,282,887)  $  (51,636,904)
                                                    -------------   --------------   -------------   -------------   --------------
Net increase (decrease) in net assets from
  series share transactions                         $   6,112,812   $    3,663,511   $  (8,430,211)  $  58,423,279   $ (173,754,393)
                                                    -------------   --------------   -------------   -------------   --------------
      Total increase (decrease) in net assets       $  17,108,826   $   19,358,049   $  (1,755,170)  $  82,369,957   $ (207,407,286)
Net Assets --
  At beginning of period                              248,716,669       32,459,679      74,582,864      85,849,850    1,009,250,467
                                                    -------------   --------------   -------------   -------------   --------------
  At end of period                                  $ 265,825,495   $   51,817,728   $  72,827,694   $ 168,219,807   $  801,843,181
                                                    =============   ==============   =============   =============   ==============
Accumulated undistributed net investment income
  included in net assets at end of period           $  15,190,369   $      453,957   $   6,789,723   $   2,581,773   $   40,793,808
                                                    =============   ==============   =============   =============   ==============

                                                                       HIGH        INTERNATIONAL       MONEY           STRATEGIC
                                                                      YIELD            VALUE           MARKET           INCOME
                                                                      SERIES          SERIES           SERIES           SERIES
                                                                  -------------    -------------    -------------    -------------
Increase (decrease) in net assets:
From operations --
  Net investment income                                           $  31,060,565    $     568,227    $   3,887,060    $   4,503,721
  Net realized gain (loss) on investments and foreign currency
    transactions                                                        (31,704)       2,123,311               --        2,054,512
  Net unrealized gain on investments and foreign currency
    translation                                                      45,104,109       13,862,061               --        3,179,462
                                                                  -------------    -------------    -------------    -------------
    Increase in net assets from operations                        $  76,132,970    $  16,553,599    $   3,887,060    $   9,737,695
                                                                  -------------    -------------    -------------    -------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                      $ (29,599,917)   $    (526,764)   $  (3,676,461)   $  (2,858,537)
  From net investment income (Service Class)                         (5,353,220)         (21,943)        (210,599)        (697,541)
                                                                  -------------    -------------    -------------    -------------
    Total distributions declared to shareholders                  $ (34,953,137)   $    (548,707)   $  (3,887,060)   $  (3,556,078)
                                                                  -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from series share
  transactions                                                    $  67,938,029    $  (3,106,318)   $(267,337,186)   $  12,414,309
                                                                  -------------    -------------    -------------    -------------
      Total increase (decrease) in net assets                     $ 109,117,862    $  12,898,574    $(267,337,186)   $  18,595,926
Net Assets --
  At beginning of period                                            350,020,241       52,854,878      742,871,124       69,958,627
                                                                  -------------    -------------    -------------    -------------
  At end of period                                                $ 459,138,103    $  65,753,452    $ 475,533,938    $  88,554,553
                                                                  -------------    -------------    -------------    -------------
Accumulated undistributed net investment income included in net
  assets at end of period                                         $  31,543,837    $     533,010    $          --    $   3,959,050
                                                                  =============    =============    =============    =============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST

FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period.

                                                                                   BOND SERIES
                                                                   -----------------------------------------
                                                                   PERIOD ENDED      YEAR ENDED DECEMBER 31,
                                                                   JUNE 30, 2004     -----------------------
                                                                    (UNAUDITED)        2003          2002
                                                                   -------------     ---------     ---------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       12.39     $   11.85     $   11.34
                                                                   -------------     ---------     ---------
Income from investment operations#@ --
  Net investment income                                            $        0.31     $    0.62     $    0.66
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                          (0.29)         0.51          0.37
                                                                   -------------     ---------     ---------
      Total from investment operations                             $        0.02     $    1.13     $    1.03
                                                                   -------------     ---------     ---------
Less distributions declared to shareholders
  From net investment income                                       $       (0.76)    $   (0.59)    $   (0.45)
  From net realized gain on investments and foreign currency
    transactions                                                           (0.18)           --         (0.03)
  In excess of net realized gain on investments and foreign
     currency transactions                                                    --            --         (0.04)
                                                                   -------------     ---------     ---------
      Total distributions declared to shareholders                 $       (0.94)    $   (0.59)    $   (0.52)
                                                                   -------------     ---------     ---------
Net asset value -- end of period                                   $       11.47     $   12.39     $   11.85
                                                                   =============     =========     =========
Total return~                                                               0.30%++       9.72%         9.53%
Ratios (to average net assets)/Supplemental data
  Expenses##                                                                0.69%+        0.69%         0.68%
  Net investment income@                                                    5.03%+        5.10%         5.87%
Portfolio turnover                                                            31%           96%          130%
Net assets at end of period (000 Omitted)                          $     170,830     $ 199,735     $ 211,757

                                                                                BOND SERIES
                                                                   ------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------
                                                                     2001          2000          1999
                                                                   ---------     ---------     ---------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $   10.91     $   10.36     $   10.69
                                                                   ---------     ---------     ---------
Income from investment operations#@ --
  Net investment income                                            $    0.65     $    0.71     $    0.67
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                       0.19          0.30         (0.85)
                                                                   ---------     ---------     ---------
      Total from investment operations                             $    0.84     $    1.01     $   (0.18)
                                                                   ---------     ---------     ---------
Less distributions declared to shareholders
  From net investment income                                       $   (0.41)    $   (0.46)    $   (0.10)
  From net realized gain on investments and foreign currency
    transactions                                                          --            --         (0.05)
  In excess of net realized gain on investments and foreign
     currency transactions                                                --            --         (0.00)+++
                                                                   ---------     ---------     ---------
      Total distributions declared to shareholders                 $   (0.41)    $   (0.46)    $   (0.15)
                                                                   ---------     ---------     ---------
Net asset value -- end of period                                   $   11.34     $   10.91     $   10.36
                                                                   =========     =========     =========
Total return~                                                           7.85%        10.18%        (1.69)%
Ratios (to average net assets)/Supplemental data
  Expenses##                                                            0.71%         0.72%         0.72%
  Net investment income@                                                5.80%         6.85%         6.37%
Portfolio turnover                                                       236%          252%          267%
Net assets at end of period (000 Omitted)                          $ 170,392     $  75,961     $  52,141

                                                                                           BOND SERIES
                                                                   ------------------------------------------------------------
                                                                   PERIOD ENDED       YEAR ENDED DECEMBER 31,      PERIOD ENDED
                                                                   JUNE 30, 2003     -------------------------     DECEMBER 31,
                                                                    (UNAUDITED)         2003           2002            2001*
                                                                   -------------     ----------     ----------     ------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       12.33     $    11.81     $    11.32     $      11.19
                                                                   -------------     ----------     ----------     ------------
Income from investment operations#@ --
  Net investment income                                            $        0.29     $     0.57     $     0.63     $       0.22
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                           (0.28)          0.53           0.38            (0.09)
                                                                   -------------     ----------     ----------     ------------
      Total from investment operations                             $        0.01     $     1.10     $     1.01     $       0.13
                                                                   -------------     ----------     ----------     ------------
Less distributions declared to shareholders
  From net investment income                                       $       (0.74)    $    (0.58)    $    (0.45)    $         --
  From net realized gain on investments and foreign currency
    transactions                                                           (0.18)            --          (0.03)              --
  In excess of net realized gain on investments and foreign
    currency transactions                                                     --             --          (0.04)              --
                                                                   -------------     ----------     ----------     ------------
      Total distributions declared to shareholders                 $       (0.92)    $    (0.58)    $    (0.52)    $         --
                                                                   -------------     ----------     ----------     ------------
Net asset value -- end of period                                   $       11.42     $    12.33     $    11.81     $      11.32
                                                                   =============     ==========     ==========     ============
Total return~                                                               0.21%++        9.43%          9.34%            1.16%++
Ratios (to average net assets)/Supplemental data
  Expenses##                                                                0.94%+         0.94%          0.93%            0.96%+
  Net investment income@                                                    4.81%+         4.77%          5.62%            5.52%+
Portfolio turnover                                                            31%            96%           130%             236%
Net assets at end of period (000 Omitted)                          $      70,468     $   66,091     $   36,960     $     10,468

  +  Annualized.
 ++  Not Annualized.
+++  Per share amount was less than $0.01.
  * For the period from the inception of the Service Class Shares, August 24, 2001, through December 31, 2001.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
  ~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  @ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for both classes, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period.

                                                                           EMERGING MARKET EQUITY SERIES
                                                                   ---------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED            YEAR ENDED DECEMBER 31,
                                                                   JUNE 30, 2004       -------------------------
                                                                    (UNAUDITED)           2003           2002
                                                                   -------------       ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       12.85       $     8.48     $     8.73
                                                                   -------------       ----------     ----------
Income from investment operations#@ --
  Net investment income (loss)                                     $        0.07       $     0.20     $     0.09
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                           (0.16)            4.23          (0.24)
                                                                   -------------       ----------     ----------
      Total from investment operations                             $       (0.09)      $     4.43     $    (0.15)
                                                                   -------------       ----------     ----------
Less distributions declared to shareholders
  From net investment income                                       $       (0.14)      $    (0.06)    $    (0.10)
                                                                   -------------       ----------     ----------
Net asset value -- end of period                                   $       12.62       $    12.85     $     8.48
                                                                   =============       ==========     ==========
Total return@@                                                             (0.68)%++        52.60%         (1.88)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.36%+           1.65%          1.49%
  Net investment income@                                                    1.12%+           1.99%          1.01%
Portfolio turnover                                                            65%             125%           246%
Net assets at end of period (000 Omitted)                          $      46,109       $   46,769     $   30,393

                                                                          EMERGING MARKET EQUITY SERIES
                                                                   -------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------
                                                                      2001           2000              1999
                                                                   ----------     ----------        ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $     8.82     $    11.42        $     7.49
                                                                   ----------     ----------        ----------
Income from investment operations#@ --
  Net investment income (loss)                                     $     0.14     $    (0.01)       $     0.04
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        (0.23)         (2.59)             3.89
                                                                   ----------     ----------        ----------
      Total from investment operations                             $    (0.09)    $    (2.60)       $     3.93
                                                                   ----------     ----------        ----------
Less distributions declared to shareholders
  From net investment income                                       $       --     $    (0.00)+++    $       --
                                                                   ----------     ----------        ----------
Net asset value -- end of period                                   $     8.73     $     8.82        $    11.42
                                                                   ==========     ==========        ==========
Total return@@                                                          (1.02)%       (22.76)%           52.47%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.62%          1.57%             1.60%
  Net investment income@                                                 1.63%         (0.12)%            0.44%
Portfolio turnover                                                        179%           149%              137%
Net assets at end of period (000 Omitted)                          $   32,175     $   36,345        $   38,139

                                                                             EMERGING MARKET EQUITY SERIES
                                                                   ------------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED           YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                                                   JUNE 30, 2004      ------------------------     DECEMBER 31,
                                                                    (UNAUDITED)          2003          2002            2001*
                                                                   -------------      ----------    ----------     ------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       12.80      $     8.45    $     8.72     $       8.35
                                                                   -------------      ----------    ----------     ------------
Income from investment operations#@ --
  Net investment income                                            $        0.06      $     0.17    $     0.06     $       0.00+++
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                           (0.18)           4.22         (0.23)            0.37
                                                                   -------------      ----------    ----------     ------------
      Total from investment operations                             $       (0.12)     $     4.39    $    (0.17)    $       0.37
                                                                   -------------      ----------    ----------     ------------
Less distributions declared to shareholders
  From net investment income                                       $       (0.12)     $    (0.04)   $    (0.10)    $         --
                                                                   -------------      ----------    ----------     ------------
Net asset value -- end of period                                   $       12.56      $    12.80    $     8.45     $       8.72
                                                                   =============      ==========    ==========     ============
Total return@@                                                             (0.83)%++       52.12%        (2.12)%           4.43%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.61%+          1.89%         1.74%            1.87%+
  Net investment income@                                                    0.88%+          1.71%         0.70%            0.22%+
Portfolio turnover                                                            65%            125%          246%             179%
Net assets at end of period (000 Omitted)                          $       5,296      $    5,049    $    2,066     $        381

  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  * For the period from the commencement of the series' operations, August 24, 2001 through December 31, 2001.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 @@ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  @ As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect of this change for the year ended December 31, 2001. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period.

                                                                             GLOBAL GOVERNMENTS SERIES
                                                                   ---------------------------------------------
                                                                    SIX MONTHS          YEAR ENDED DECEMBER 31,
                                                                       ENDED           -------------------------
                                                                   JUNE 30, 2004          2003           2002
                                                                   -------------       ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       12.92       $    11.75     $     9.74
                                                                   -------------       ----------     ----------
Income from investment operations#@ --
  Net investment income                                            $        0.15       $     0.34     $     0.35
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                           (0.40)            1.45           1.66
                                                                   -------------       ----------     ----------
      Total from investment operations                             $       (0.25)      $     1.79     $     2.01
                                                                   -------------       ----------     ----------
Less distributions declared to shareholders --
  From net investment income                                       $       (1.58)      $    (0.62)    $       --
  From net realized gain on investments and foreign currency
   transactions                                                               --               --             --
  In excess of net realized gain on investments and foreign
   currency transactions                                                      --               --             --
  From paid-in capital                                                        --               --             --
                                                                   -------------       ----------     ----------
      Total distributions declared to shareholders                 $       (1.58)      $    (0.62)    $       --
                                                                   -------------       ----------     ----------
Net asset value -- end of period                                   $       11.09       $    12.92     $    11.75
                                                                   =============       ==========     ==========
Total return@@                                                             (1.57)%++        15.60%         20.64%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                0.98%+           0.95%          0.93%
  Net investment income@                                                    2.45%+           2.75%          3.36%
Portfolio turnover                                                            79%             143%           120%
Net assets at end of period (000 Omitted)                          $      60,499       $   67,472     $   70,163

                                                                          GLOBAL GOVERNMENTS SERIES
                                                                   ----------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------
                                                                      2001           2000           1999
                                                                   ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $     9.95     $    10.27     $    12.23
                                                                   ----------     ----------     ----------
Income from investment operations#@ --
  Net investment income                                            $     0.38     $     0.50     $     0.50
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        (0.59)         (0.40)         (1.11)
                                                                   ----------     ----------     ----------
      Total from investment operations                             $    (0.21)    $     0.10     $    (0.61)
                                                                   ----------     ----------     ----------
Less distributions declared to shareholders --
  From net investment income                                       $       --     $    (0.42)    $    (1.01)
  From net realized gain on investments and foreign currency
   transactions                                                            --             --          (0.34)
  In excess of net realized gain on investments and foreign
   currency transactions                                                   --             --          (0.00)+++
  From paid-in capital                                                     --          (0.00)+++         --
                                                                   ----------     ----------     ----------
      Total distributions declared to shareholders                 $       --     $    (0.42)    $    (1.35)
                                                                   ----------     ----------     ----------
Net asset value -- end of period                                   $     9.74     $     9.95     $    10.27
                                                                   ==========     ==========     ==========
Total return@@                                                          (2.11)%         1.22%         (5.18)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             0.98%          0.94%          0.90%
  Net investment income@                                                 3.81%          5.11%          4.55%
Portfolio turnover                                                         67%           131%           176%
Net assets at end of period (000 Omitted)                          $   50,189     $   61,441     $   74,318

                                                                                     GLOBAL GOVERNMENTS SERIES
                                                                   -------------------------------------------------------------
                                                                     SIX MONTHS         YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                                                       ENDED           -------------------------    DECEMBER 31,
                                                                   JUNE 30, 2004          2003           2002          2001*
                                                                   -------------       ----------     ----------    ------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       12.85       $    11.71     $     9.73    $       9.98
                                                                   -------------       ----------     ----------    ------------
Income from investment operations#@ --
  Net investment income                                            $        0.14       $     0.30     $     0.33    $       0.12
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                           (0.41)            1.45           1.65           (0.37)
                                                                   -------------       ----------     ----------    ------------
      Total from investment operations                             $       (0.27)      $     1.75     $     1.98    $      (0.25)
                                                                   -------------       ----------     ----------    ------------
Less distributions declared to shareholders --
  From net investment income                                       $       (1.54)      $    (0.61)    $       --    $         --
                                                                   -------------       ----------     ----------    ------------
Net asset value -- end of period                                   $       11.04       $    12.85     $    11.71    $       9.73
                                                                   =============       ==========     ==========    ============
Total return@@                                                             (1.69)%++        15.30%         20.35%          (2.51)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.23%+           1.20%          1.18%           1.23%+
  Net investment income@                                                    2.25%+           2.50%          3.03%           3.34%+
Portfolio turnover                                                            79%             143%           120%             67%
Net assets at end of period(000 Omitted)                           $       4,735       $    5,355     $    3,969    $        169

  +  Annualized
 ++  Not Annualized
+++  Per share amount was less than $0.01.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  #  Per share data are based on average shares outstanding.
 ##  Rations do not reflect reductions from fees paid indirectly.
 @@ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all years shown.
  @ As required , effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the period ended December 31, 2001 was to decrease net investment income per share by $0.04, and increase realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets by 0.40%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.38%. Per share rations and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period.

                                                                            GLOBAL TOTAL RETURN SERIES
                                                                   ---------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED            YEAR ENDED DECEMBER 31,
                                                                   JUNE 30, 2004       -------------------------
                                                                    (UNAUDITED)           2003           2002
                                                                   -------------       ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       15.70       $    13.11     $    13.28
                                                                   -------------       ----------     ----------
Income from investment operations#@ --
  Net investment income                                            $        0.18       $     0.29     $     0.31
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                            0.25             2.66          (0.23)
                                                                   -------------       ----------     ----------
      Total from investment operations                             $        0.43       $     2.95     $     0.08
                                                                   -------------       ----------     ----------
Less distributions declared to shareholders
  From net investment income                                       $       (0.40)      $    (0.36)    $    (0.25)
  From net realized gain on investments and foreign currency
   transactions                                                               --               --             --
  In excess of net realized gain on investments                               --               --             --
                                                                   -------------       ----------     ----------
      Total distributions declared to shareholders                 $       (0.40)      $    (0.36)    $    (0.25)
                                                                   -------------       ----------     ----------
Net asset value -- end of period                                   $       15.73       $    15.70     $    13.11
                                                                   =============       ==========     ==========
Total return@@                                                              2.86%++         22.97%          0.58%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                0.91%+           0.94%          0.90%
  Net investment income@                                                    2.24%+           2.06%          2.34%
Portfolio turnover                                                            53%              93%            84%
Net assets at end of period (000 Omitted)                          $     153,234       $  156,675     $   80,150

                                                                          GLOBAL TOTAL RETURN SERIES
                                                                   -----------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------
                                                                      2001            2000           1999
                                                                   ----------      ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $    15.74      $    16.65     $    16.61
                                                                   ----------      ----------     ----------
Income from investment operations#@ --
  Net investment income                                            $     0.31      $     0.50     $     0.39
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        (1.24)          (0.16)          0.90
                                                                   ----------      ----------     ----------
      Total from investment operations                             $    (0.93)     $     0.34     $     1.29
                                                                   ----------      ----------     ----------
Less distributions declared to shareholders
  From net investment income                                       $    (0.61)     $    (0.37)    $    (0.52)
  From net realized gain on investments and foreign currency
   transactions                                                         (0.92)          (0.88)         (0.73)
  In excess of net realized gain on investments                         (0.00)**           --             --
                                                                   ----------      ----------     ----------
      Total distributions declared to shareholders                 $    (1.53)     $    (1.25)    $    (1.25)
                                                                   ----------      ----------     ----------
Net asset value -- end of period                                   $    13.28      $    15.74     $    16.65
                                                                   ==========      ==========     ==========
Total return@@                                                          (6.17)%          2.28%          8.43%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             0.91%           0.91%          0.89%
  Net investment income@                                                 2.19%           3.13%          2.48%
Portfolio turnover                                                         66%             86%           116%
Net assets at end of period (000 Omitted)                          $   88,199      $  101,692     $  107,099

                                                                                    GLOBAL TOTAL RETURN SERIES
                                                                   ------------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED           YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                                                   JUNE 30, 2004      ------------------------     DECEMBER 31,
                                                                    (UNAUDITED)          2003          2002            2001*
                                                                   -------------      ----------    ----------     ------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       15.63      $    13.08    $    13.28     $      13.58
                                                                   -------------      ----------    ----------     ------------
Income from investment operations#@ --
  Net investment income                                            $        0.16      $     0.26    $     0.27     $       0.09
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                            0.26            2.63         (0.22)           (0.39)+++
                                                                   -------------      ----------    ----------     ------------
      Total from investment operations                             $        0.42      $     2.89    $     0.05     $      (0.30)
                                                                   -------------      ----------    ----------     ------------
Less distributions declared to shareholders
  From net investment income                                       $       (0.38)     $    (0.34)   $    (0.25)    $         --
                                                                   -------------      ----------    ----------     ------------
Net asset value -- end of period                                   $       15.67      $    15.63    $    13.08     $      13.28
                                                                   =============      ==========    ==========     ============
Total return@@                                                              2.77%++        22.53%         0.41%           (2.28)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.16%+          1.19%         1.15%            1.16%+
  Net investment income@                                                    2.01%+          1.83%         2.10%            1.82%+
Portfolio turnover                                                            53%             93%           84%              66%
Net assets at end of period (000 Omitted)                          $      12,509      $   11,545    $    5,699     $      1,476

  +  Annualized
 ++  Not Annualized
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gain and losses at such time.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
 **  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
  ^ The total return previously reported for the period ended December 31, 2001 has been revised, from (2.20)% to (2.28)%.
 @@ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  @ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and to decrease the ratio of net investment income to average net assets by 0.17%. The effect of the change on the Service Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.16%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                        See notes to financial statements

The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period.

                                                                           GOVERNMENT SECURITIES SERIES
                                                                   ---------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED            YEAR ENDED DECEMBER 31,
                                                                   JUNE 30, 2004       -------------------------
                                                                    (UNAUDITED)           2003           2002
                                                                   -------------       ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       13.44       $    13.85     $    13.28
                                                                   -------------       ----------     ----------
Income from investment operations#@ --
  Net investment income                                            $        0.24       $     0.44     $     0.58
  Net realized and unrealized gain (loss) on investments                   (0.23)           (0.14)          0.67
                                                                   -------------       ----------     ----------
      Total from investment operations                             $        0.01       $     0.30     $     1.25
                                                                   -------------       ----------     ----------
Less distributions declared to shareholders --
  From net investment income                                       $       (0.75)      $    (0.59)    $    (0.68)
  From net realized gain on investments                                       --            (0.12)            --
                                                                   -------------       ----------     ----------
      Total distributions declared to shareholders                 $       (0.75)      $    (0.71)    $    (0.68)
                                                                   -------------       ----------     ----------
Net asset value -- end of period                                   $       12.70       $    13.44     $    13.85
                                                                   =============       ==========     ==========
Total return@@                                                              0.13%++          2.15%          9.80%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                0.62%+           0.62%          0.60%
  Net investment income@                                                    3.66%+           3.22%          4.33%
Portfolio turnover                                                            70%             144%           157%
Net assets at end of period (000 Omitted)                          $     534,696       $  629,265     $  877,180

                                                                        GOVERNMENT SECURITIES SERIES
                                                                   --------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------
                                                                      2001          2000          1999
                                                                   ----------    ----------    ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $    13.11    $    12.48    $    13.40
                                                                   ----------    ----------    ----------
Income from investment operations#@ --
  Net investment income                                            $     0.73    $     0.81    $     0.81
  Net realized and unrealized gain (loss) on investments                 0.22          0.62         (1.06)
                                                                   ----------    ----------    ----------
      Total from investment operations                             $     0.95    $     1.43    $    (0.25)
                                                                   ----------    ----------    ----------
Less distributions declared to shareholders --
  From net investment income                                       $    (0.78)   $    (0.80)   $    (0.67)
  From net realized gain on investments                                    --            --            --
                                                                   ----------    ----------    ----------
      Total distributions declared to shareholders                 $    (0.78)   $    (0.80)   $    (0.67)
                                                                   ----------    ----------    ----------
Net asset value -- end of period                                   $    13.28    $    13.11    $    12.48
                                                                   ==========    ==========    ==========
Total return@@                                                           7.47%        12.11%        (1.88)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             0.62%         0.62%         0.61%
  Net investment income@                                                 5.55%         6.47%         6.30%
Portfolio turnover                                                         97%           70%           83%
Net assets at end of period (000 Omitted)                          $  696,167    $  567,008    $  510,760

                                                                                   GOVERNMENT SECURITIES SERIES
                                                                   -------------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED            YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                                                   JUNE 30, 2004       -------------------------    DECEMBER 31,
                                                                    (UNAUDITED)           2003           2002           2001*
                                                                   -------------       ----------     ----------    ------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       13.38       $    13.81     $    13.27    $      13.06
                                                                   -------------       ----------     ----------    ------------
Income from investment operations#@ --
  Net investment income                                            $        0.22       $     0.36     $     0.51    $       0.28
  Net realized and unrealized gain (loss) on investments                   (0.22)           (0.10)          0.71           (0.07)
                                                                   -------------       ----------     ----------    ------------
      Total from investment operations                             $          --       $     0.26     $     1.22    $       0.21
                                                                   -------------       ----------     ----------    ------------
Less distributions declared to shareholders
  From net investment income                                       $       (0.72)      $    (0.57)    $    (0.68)   $         --
  From net realized gain on investments                                       --            (0.12)            --              --
                                                                   -------------       ----------     ----------    ------------
      Total distributions declared to shareholders                 $       (0.72)      $    (0.69)    $    (0.68)   $         --
                                                                   -------------       ----------     ----------    ------------
Net asset value -- end of period                                   $       12.66       $    13.38     $    13.81    $      13.27
                                                                   =============       ==========     ==========    ============
Total return                                                                0.07%++          1.87%          9.55%           1.61%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                0.87%+           0.87%          0.85%           0.87%+
  Net investment income@                                                    3.41%+           2.64%          3.86%           5.52%+
Portfolio turnover                                                            70%             144%           157%             97%
Net assets at end of period (000 Omitted)                          $     189,282       $  172,578     $  132,071    $     30,174

 +   Annualized
++   Not annualized.
 * For the period from the inception of the Service Class Shares, August 24, 2001 through December 31, 2001.
 @ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.26%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 #   Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
@@ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period.

                                                                                HIGH YIELD SERIES
                                                                   --------------------------------------------
                                                                    SIX MONTHS          YEAR ENDED DECEMBER 31,
                                                                       ENDED           ------------------------
                                                                   JUNE 30, 2004          2003          2002
                                                                   -------------       ----------    ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $        7.27       $     6.56    $     7.05
                                                                   -------------       ----------    ----------
Income from investment operations#@ --
  Net investment income                                            $        0.26       $     0.54    $     0.61
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                                        (0.24)            0.80         (0.42)
                                                                   -------------       ----------    ----------
      Total from investment operations                             $        0.02       $     1.34    $     0.19
                                                                   -------------       ----------    ----------
Less distributions declared to shareholders
  From net investment income                                       $       (0.58)      $    (0.63)   $    (0.68)
                                                                   -------------       ----------    ----------
Net asset value -- end of period                                   $        6.71       $     7.27    $     6.56
                                                                   =============       ==========    ==========
Total return@@                                                              0.42%++         21.44%         2.70%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                0.83%+           0.83%         0.82%
  Net investment income@                                                    7.19%+           7.89%         9.15%
Portfolio turnover                                                            35%              92%           75%
Net assets at end of period (000 Omitted)                          $     312,499       $  360,207    $  305,487

                                                                              HIGH YIELD SERIES
                                                                   ----------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------
                                                                      2001           2000           1999
                                                                   ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $     7.63     $     9.02     $     9.16
                                                                   ----------     ----------     ----------
Income from investment operations#@ --
  Net investment income                                            $     0.73     $     0.84     $     0.83
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                                     (0.57)         (1.39)         (0.20)
                                                                   ----------     ----------     ----------
      Total from investment operations                             $     0.16     $    (0.55)    $     0.63
                                                                   ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                                       $    (0.74)    $    (0.84)    $    (0.77)
                                                                   ----------     ----------     ----------
Net asset value -- end of period                                   $     7.05     $     7.63     $     9.02
                                                                   ==========     ==========     ==========
Total return@@                                                           1.80%         (6.79)%         6.92%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             0.84%          0.83%          0.83%
  Net investment income@                                                 9.93%          9.96%          9.10%
Portfolio turnover                                                         58%            56%            86%
Net assets at end of period (000 Omitted)                          $  367,973     $  333,042     $  355,100

                                                                                        HIGH YIELD SERIES
                                                                   ------------------------------------------------------------
                                                                    SIX MONTHS         YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                                                       ENDED          ------------------------     DECEMBER 31,
                                                                   JUNE 30, 2004         2003          2002            2001*
                                                                   -------------      ----------    ----------     ------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $        7.23      $     6.53    $     7.04     $       7.09
                                                                   -------------      ----------    ----------     ------------
Income from investment operations#@ --
  Net investment income                                            $        0.25      $     0.51    $     0.58     $       0.25
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                                        (0.24)           0.81         (0.41)           (0.30)
                                                                   -------------      ----------    ----------     ------------
      Total from investment operations                             $        0.01      $     1.32    $     0.17     $      (0.05)
                                                                   -------------      ----------    ----------     ------------
Less distributions declared to shareholders
  From net investment income                                       $       (0.56)     $    (0.62)   $    (0.68)    $         --
                                                                   -------------      ----------    ----------     ------------
Net asset value -- end of period                                   $        6.68      $     7.23    $     6.53     $       7.04
                                                                   =============      ==========    ==========     ============
Total return                                                                0.36%++        21.21%         2.37%           (0.71)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.08%+          1.08%         1.07%            1.09%+
  Net investment income@                                                    6.92%+          7.59%         8.99%            9.55%+
Portfolio turnover                                                            35%             92%           75%              58%
Net assets at end of period (000 Omitted)                          $      83,548      $   98,931    $   44,533     $     11,990

  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  @ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change on the Initial Class for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01 and to decrease the ratio of net investment income to average net assets by decreased 0.01%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
  ^ The total return previously reported for the period ended December 31, 2001 has been revised, from 1.66% to (0.71)%.
 @@ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the period.

                                                                            INTERNATIONAL VALUE SERIES
                                                                   ---------------------------------------------
                                                                   PERIOD ENDED         YEAR ENDED DECEMBER 31,
                                                                   JUNE 30, 2004       -------------------------
                                                                    (UNAUDITED)           2003           2002
                                                                   -------------       ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       12.27       $     9.28     $     9.93
                                                                   -------------       ----------     ----------
Income from investment operations# --
  Net investment income                                            $        0.16       $     0.11     $     0.09
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                            1.05             2.98          (0.66)
                                                                   -------------       ----------     ----------
      Total from investment operations                             $        1.21       $     3.09     $    (0.57)
                                                                   -------------       ----------     ----------
Less distributions declared to shareholders
  From net investment income                                       $       (0.10)      $    (0.10)    $    (0.08)
  From net realized gain on investments and foreign currency
   transactions                                                               --               --             --
  In excess of net realized gain on investments and foreign
   currency transactions                                                      --               --             --
                                                                   -------------       ----------     ----------
      Total distributions declared to shareholders                 $       (0.10)      $    (0.10)    $    (0.08)
                                                                   -------------       ----------     ----------
Net asset value -- end of period                                   $       13.38       $    12.27     $     9.28
                                                                   =============       ==========     ==========
Total return@@                                                              9.95%++         33.63%         (5.86)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.17%+           1.28%          1.24%
  Net investment income                                                     2.47%+           1.06%          0.91%
Portfolio turnover                                                            40%              84%            80%
Net assets at end of period (000 Omitted)                          $      67,581       $   61,108     $   50,609

                                                                          INTERNATIONAL VALUE SERIES
                                                                   ----------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------
                                                                      2001           2000           1999
                                                                   ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $    13.16     $    14.97     $    13.19
                                                                   ----------     ----------     ----------
Income from investment operations# --
  Net investment income                                            $     0.08     $     0.25     $     0.12
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        (1.89)         (0.58)          2.07
                                                                   ----------     ----------     ----------
      Total from investment operations                             $    (1.81)    $    (0.33)    $     2.19
                                                                   ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                                       $    (0.24)    $    (0.12)    $    (0.09)
  From net realized gain on investments and foreign currency
   transactions                                                         (1.12)         (1.36)         (0.32)
  In excess of net realized gain on investments and foreign
   currency transactions                                                (0.06)            --             --
                                                                   ----------     ----------     ----------
      Total distributions declared to shareholders                 $    (1.42)    $    (1.48)    $    (0.41)
                                                                   ----------     ----------     ----------
Net asset value -- end of period                                   $     9.93     $    13.16     $    14.97
                                                                   ==========     ==========     ==========
Total return@@                                                         (14.63)%        (2.33)%        17.20%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.23%          1.21%          1.16%
  Net investment income                                                  0.76%          1.81%          0.96%
Portfolio turnover                                                        112%            80%           103%
Net assets at end of period (000 Omitted)                          $   64,134     $   82,942     $   84,569

                                                                                    INTERNATIONAL VALUE SERIES
                                                                   ------------------------------------------------------------
                                                                   PERIOD ENDED        YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                                                   JUNE 30, 2004      ------------------------     DECEMBER 31,
                                                                    (UNAUDITED)          2003          2002            2001*
                                                                   -------------      ----------    ----------     ------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       12.24      $     9.27    $     9.93     $      10.57
                                                                   -------------      ----------    ----------     ------------
Income from investment operations# --
  Net investment income (loss)                                     $        0.15      $     0.07    $     0.04     $      (0.01)
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                            1.05            2.98         (0.62)           (0.63)+++
                                                                   -------------      ----------    ----------     ------------
      Total from investment operations                             $        1.20      $     3.05    $    (0.58)    $      (0.64)
                                                                   -------------      ----------    ----------     ------------
      Total distributions declared to shareholders                 $       (0.08)     $    (0.08)   $    (0.08)    $         --
                                                                   -------------      ----------    ----------     ------------
Net asset value -- end of period                                   $       13.36      $    12.24    $     9.27     $       9.93
                                                                   =============      ==========    ==========     ============
Total return@@                                                              9.89%++        33.20%        (5.97)%          (6.05)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.42%+          1.53%         1.49%            1.48%+
  Net investment income (loss)                                              2.26%+          0.67%         0.44%           (0.17)%+
Portfolio turnover                                                            40%             84%           80%             112%
Net assets at end of period (000 Omitted)                          $       5,285      $    4,646    $    2,246     $        425

  +  Annualized.
 ++  Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/ loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect expense reductions from fees paid indirectly.
 @@ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.) Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period.

                                                                                MONEY MARKET SERIES
                                                                   ---------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED            YEAR ENDED DECEMBER 31,
                                                                   JUNE 30, 2004       -------------------------
                                                                    (UNAUDITED)           2003           2002
                                                                   -------------       ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $        1.00       $     1.00     $     1.00
                                                                   -------------       ----------     ----------
Income from investment operations# --
  Net investment income                                            $        0.00+++    $     0.01     $     0.01
                                                                   -------------       ----------     ----------
Less distributions from net investment income                      $       (0.00)+++   $    (0.01)    $    (0.01)
                                                                   -------------       ----------     ----------
Net asset value -- end of period                                   $        1.00       $     1.00     $     1.00
                                                                   =============       ==========     ==========
Total return@@                                                              0.25%++          0.63%          1.27%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                0.58%+           0.57%          0.57%
  Net investment income                                                     0.50%+           0.64%          1.27%
Net assets at end of period (000 Omitted)                          $     343,620       $  426,154     $  690,127

                                                                             MONEY MARKET SERIES
                                                                   ----------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------
                                                                      2001           2000           1999
                                                                   ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $     1.00     $     1.00     $     1.00
                                                                   ----------     ----------     ----------
Income from investment operations# --
  Net investment income                                            $     0.04     $     0.06     $     0.05
                                                                   ----------     ----------     ----------
Less distributions from net investment income                      $    (0.04)    $    (0.06)    $    (0.05)
                                                                   ----------     ----------     ----------
Net asset value -- end of period                                   $     1.00     $     1.00     $     1.00
                                                                   ==========     ==========     ==========
Total return@@                                                           3.78%          5.95%          4.66%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             0.57%          0.58%          0.57%
  Net investment income                                                  3.56%          5.76%          4.57%
Net assets at end of period (000 Omitted)                          $  702,808     $  476,370     $  501,914

                                                                                       MONEY MARKET SERIES
                                                                   ------------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED           YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                                                   JUNE 30, 2003      --------------------------   DECEMBER 31,
                                                                    (UNAUDITED)          2003            2002          2001*
                                                                   -------------      ----------      ----------   ------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $        1.00      $     1.00      $     1.00   $       1.00
                                                                   -------------      ----------      ----------   ------------
Income from investment operations# --
  Net investment income                                            $        0.00+++   $     0.00+++   $     0.01   $       0.01
                                                                   -------------      ----------      ----------   ------------
Less distributions from net investment income                      $       (0.00)+++  $    (0.00)+++  $    (0.01)  $      (0.01)
                                                                   -------------      ----------      ----------   ------------
Net asset value -- end of period                                   $        1.00      $     1.00      $     1.00   $       1.00
                                                                   =============      ==========      ==========   ============
Total return@@                                                              0.13%++         0.38%           1.02%          0.72%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                0.83%+          0.82%           0.82%          0.82%+
  Net investment income                                                     0.25%+          0.37%           0.99%          3.31%+
Net assets at end of period (000 Omitted)                          $     103,934      $   49,380      $   52,745   $     20,493

  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 @@ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period.

                                                                              STRATEGIC INCOME SERIES
                                                                   ---------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED            YEAR ENDED DECEMBER 31,
                                                                   JUNE 30, 2004       -------------------------
                                                                    (UNAUDITED)           2003           2002
                                                                   -------------       ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       11.12       $    10.31     $    10.04
                                                                   -------------       ----------     ----------
Income from investment operations#@ --
  Net investment income                                            $        0.30       $     0.59     $     0.57
  Net realized and unrealized loss on investments and
   foreign currency                                                        (0.29)            0.71           0.16
                                                                   -------------       ----------     ----------
      Total from investment operations                             $        0.01       $     1.30     $     0.73
                                                                   -------------       ----------     ----------
Less distributions declared to shareholders --
  From net investment income                                       $       (0.54)      $    (0.49)    $    (0.46)
  From net realized gain on investments and foreign currency
   transactions                                                               --               --             --
  In excess of net realized gain on investments and foreign
   currency transactions                                                      --               --             --
                                                                   -------------       ----------     ----------
      Total distributions declared to shareholders                 $       (0.54)      $    (0.49)    $    (0.46)
                                                                   -------------       ----------     ----------
Net asset value -- end of period                                   $       10.59       $    11.12     $    10.31
                                                                   =============       ==========     ==========
Total return@@                                                              0.19%++         12.89%          7.52%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                0.92%+           0.90%          0.86%
  Net investment income@                                                    5.47%+           5.58%          5.74%
Portfolio turnover                                                            45%             127%           137%
Net assets at end of period (000 Omitted)                          $      64,157       $   67,547     $   56,980

                                                                           STRATEGIC INCOME SERIES
                                                                   ----------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------
                                                                      2001           2000           1999
                                                                   ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $    10.10     $    10.25     $    10.04
                                                                   ----------     ----------     ----------
Income from investment operations#@ --
  Net investment income                                            $     0.67     $     0.79     $     0.70
  Net realized and unrealized loss on investments and
   foreign currency                                                     (0.34)         (0.51)         (0.25)
                                                                   ----------     ----------     ----------
      Total from investment operations                             $     0.33     $     0.28     $     0.45
                                                                   ----------     ----------     ----------
Less distributions declared to shareholders --
  From net investment income                                       $    (0.35)    $    (0.43)    $    (0.14)
  From net realized gain on investments and foreign currency
   transactions                                                         (0.03)            --          (0.04)
  In excess of net realized gain on investments and foreign
   currency transactions                                                (0.01)            --          (0.06)
                                                                   ----------     ----------     ----------
      Total distributions declared to shareholders                 $    (0.39)    $    (0.43)    $    (0.24)
                                                                   ----------     ----------     ----------
Net asset value -- end of period                                   $    10.04     $    10.10     $    10.25
                                                                   ==========     ==========     ==========
Total return@@                                                           3.31%          2.87%          4.61%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.01%          0.98%          1.08%
  Net investment income@                                                 6.69%          7.90%          6.90%
Portfolio turnover                                                        179%           107%           150%
Net assets at end of period (000 Omitted)                          $   47,813     $   33,323     $   19,683

                                                                                     STRATEGIC INCOME SERIES
                                                                   ------------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED           YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                                                   JUNE 30, 2004      -------------------------   DECEMBER 31,
                                                                    (UNAUDITED)          2003           2002          2001*
                                                                   -------------      ----------     ----------   ------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       11.06      $    10.28     $    10.03   $        9.91
                                                                   -------------      ----------     ----------   -------------
Income from investment operations#@ --
  Net investment income                                            $        0.29      $     0.57     $     0.53   $        0.21
  Net realized and unrealized loss on investments and
   foreign currency                                                        (0.30)           0.68           0.18           (0.09)
                                                                   -------------      ----------     ----------   -------------
      Total from investment operations                             $       (0.01)     $     1.25     $     0.71   $        0.12
                                                                   -------------      ----------     ----------   -------------
Less distributions declared to shareholders --
  From net investment income                                       $       (0.52)     $    (0.47)    $    (0.46)  $          --
                                                                   -------------      ----------     ----------   -------------
Net asset value -- end of period                                   $       10.53      $    11.06     $    10.28   $       10.03
                                                                   =============      ==========     ==========   =============
Total return@@                                                              0.04%++        12.48%          7.31%           1.21%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.17%+          1.15%          1.11%           1.26%+
  Net investment income@                                                    5.24%+          5.36%          5.41%           6.00%+
Portfolio turnover                                                            45%            127%           137%            179%
Net assets at end of period (000 Omitted)                          $      22,686      $   21,008     $   12,979   $       2,585

  +  Annualized.
 ++  Not annualized.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect expense reductions from fees paid indirectly.
  ^ The total return previously reported for the period ended December 31, 2001 has been revised, from 3.20% to 1.21%.
 @@ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the toal return figures for all periods shown.
  @ As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-nine separate series (the series) of shares: Bond Series*, Capital Appreciation Series, Capital Opportunities Series, Emerging Growth Series, Emerging Markets Equity Series*, Global Governments Series*, Global Growth Series, Global Total Return Series*, Government Securities Series*, High Yield Series*, International Growth Series, International Value Series*, Managed Sectors Series, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Mid Cap Value Series, Money Market Series*, New Discovery Series, Research Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series*, Strategic Value Series, Technology Series, Total Return Series, Utilities Series, and Value Series. All of these series are diversified except for the Global Governments Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES
General -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The High Yield Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Bonds and other fixed income securities (other than short-term obligations) in the each series' portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Equity securities in each series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Foreign currency options are valued by MFS using an external pricing model approved by the Board of Trustees that uses market data from an independent pricing source. Futures contracts are valued at the settlement price as reported by an independent pricing service on the primary exchange on which they are traded. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing source. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in each series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. Each series' use of amortized cost is subject to each series' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, each series may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of each series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

Repurchase Agreements -- Certain series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Each series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- Certain series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. Each series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Futures Contracts -- Certain series may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. Each series' investment in futures contracts is designed to hedge against anticipated future changes in interest or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the series relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans -- State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts -- Certain series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Dollar Roll Transactions -- The series enters into dollar roll transactions, with respect to mortgage backed securities issued by Ginnie Mae, Fannie Mae, and Federal Home Loan Mortgage Corp., in which the series sells mortgage backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon, and maturity) securities at a later date at an agreed-upon price. The series' total return is enhanced through either a reduced purchase price on the buy, or receipt of an income fee from the broker.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. For the Money Market Series all premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively.

Dividends received in cash are recorded on the ex-dividend date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Certain series may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. Certain series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Certain series may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Fees Paid Indirectly -- Each series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. These amounts, for the six months ended June 30, 2004, are shown as a reduction of total expenses on the Statement of Operations.

                                           EMERGING MARKETS      GLOBAL        GLOBAL      GOVERNMENT
                                 BOND           EQUITY        GOVERNMENTS   TOTAL RETURN   SECURITIES
                                SERIES          SERIES           SERIES        SERIES        SERIES
          -------------------------------------------------------------------------------------------
          Balance credits     $      143   $             13   $       114   $        206   $      434

                                             INTERNATIONAL      MONEY        STRATEGIC
                              HIGH YIELD        VALUE           MARKET         INCOME
                                SERIES          SERIES          SERIES         SERIES
          ------------------------------------------------------------------------------
          Balance credits     $    5,280   $             35   $        --   $        519

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                       BOND SERIES           EMERGING MARKETS EQUITY SERIES     GLOBAL GOVERNMENTS SERIES
                               ---------------------------   -------------------------------   ---------------------------
                                      DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
                               ---------------------------   -------------------------------   ---------------------------
                                   2003           2002            2003             2002            2003           2002
                               ---------------------------   -------------------------------   ---------------------------
Distributions declared from:
Ordinary income                $ 13,094,391   $  8,505,967   $      207,746   $      463,827   $  4,089,067   $         --
Long-term capital gain                   --        363,576               --               --             --             --
                               ------------   ------------   --------------   --------------   ------------   ------------
Total distributions declared   $ 13,094,391   $  8,869,543   $      207,746   $      463,827   $  4,089,067   $         --
                               ------------   ------------   --------------   --------------   ------------   ------------

                                GLOBAL TOTAL RETURN SERIES     GOVERNMENT SECURITIES SERIES         HIGH YIELD SERIES
                               ---------------------------   -------------------------------   ---------------------------
                                      DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
                               ---------------------------   -------------------------------   ---------------------------
                                   2003           2002            2003             2002            2003           2002
                               ---------------------------   -------------------------------   ---------------------------
Distributions declared from:
Ordinary income                $  2,282,887   $  1,670,443   $   45,340,898   $   37,590,717   $ 34,953,137   $ 37,605,782
Long-term capital gain                   --             --        6,296,006               --             --             --
                               ------------   ------------   --------------   --------------   ------------   ------------
Total distributions declared   $  2,282,887   $  1,670,443   $   51,636,904   $   37,590,717   $ 34,953,137   $ 37,605,782
                               ------------   ------------   --------------   --------------   ------------   ------------

                                INTERNATIONAL VALUE SERIES         MONEY MARKET SERIES           STRATEGIC INCOME SERIES
                               ---------------------------   -------------------------------   ---------------------------
                                      DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
                               ---------------------------   -------------------------------   ---------------------------
                                   2003           2002            2003             2002            2003           2002
                               ---------------------------   -------------------------------   ---------------------------
Distributions declared from:
Ordinary income                $    548,707   $    483,105   $    3,887,060   $    9,444,519   $  3,556,078   $  2,648,795
Long-term capital gain                   --             --               --               --             --             --
                               ------------   ------------   --------------   --------------   ------------   ------------
Total distributions declared   $    548,707   $    483,105   $    3,887,060   $    9,444,519   $  3,556,078   $  2,648,795
                               ------------   ------------   --------------   --------------   ------------   ------------

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                             EMERGING          GLOBAL           GLOBAL        GOVERNMENT
                                              BOND           MARKETS        GOVERNMENTS      TOTAL RETURN     SECURITIES
                                             SERIES       EQUITY SERIES        SERIES           SERIES           SERIES
--------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income            $  15,984,445    $     530,701    $   8,403,594    $   4,172,302    $  40,793,806
Undistributed long-term capital gain         2,879,089               --               --               --               --
Capital loss carryforward                           --       (7,128,514)         (61,138)     (14,924,959)      (4,003,424)
Unrealized appreciation on investments
  and foreign currency translations         11,392,997       11,152,647        6,234,468       23,124,204       11,974,402
Other temporary differences                         (2)         (76,744)      (1,891,456)      (2,180,819)              --

                                                               HIGH        INTERNATIONAL        MONEY          STRATEGIC
                                                              YIELD            VALUE            MARKET           INCOME
                                                              SERIES           SERIES           SERIES           SERIES
--------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                             $  31,911,279    $     542,381    $       1,718    $   4,572,151
Undistributed long-term capital gain                                 --               --               --               --
Capital loss carryforward                                  (102,703,045)      (7,765,979)          (1,577)        (554,958)
Unrealized appreciation on investments
  and foreign currency translations                          11,927,842       12,423,377               --        5,873,691
Other temporary differences                                 (10,726,232)          (7,836)              --       (1,603,082)

At December 31, 2003, the following series, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                          EMERGING MARKETS     GLOBAL GOVERNMENTS       GLOBAL TOTAL           GOVERNMENT
EXPIRATION DATE                             EQUITY SERIES            SERIES             RETURN SERIES       SECURITIES SERIES
-----------------------------------------------------------------------------------------------------------------------------
December 31, 2006                        $         (592,389)   $               --    $               --    $               --
December 31, 2007                                        --                    --                    --                    --
December 31, 2008                                        --               (61,138)           (8,793,830)                   --
December 31, 2009                                (6,536,125)                   --            (5,728,398)                   --
December 31, 2010                                        --                    --              (402,731)                   --
December 31, 2011                                        --                    --                    --            (4,003,424)
                                         ------------------    ------------------    ------------------    ------------------
Total                                    $       (7,128,514)   $          (61,138)   $      (14,924,959)   $       (4,003,424)
                                         ------------------    ------------------    ------------------    ------------------

                                                HIGH              INTERNATIONAL         MONEY MARKET            STRATEGIC
EXPIRATION DATE                             YIELD SERIES          VALUE SERIES             SERIES             INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------------
December 31, 2004                        $               --    $               --    $             (530)   $               --
December 31, 2005                                        --                    --                    --                    --
December 31, 2006                                (5,630,168)                   --                    --                    --
December 31, 2007                                (6,145,967)                   --                    --                    --
December 31, 2008                                (6,617,797)                   --                    --                    --
December 31, 2009                               (37,568,488)           (2,759,062)                   --                    --
December 31, 2010                               (46,740,625)           (5,006,917)                 (776)             (554,958)
December 31, 2011                                        --                    --                  (271)                   --
                                         ------------------    ------------------    ------------------    ------------------
Total                                    $     (102,703,045)   $       (7,765,979)   $           (1,577)   $         (554,958)
                                         ------------------    ------------------    ------------------    ------------------

Multiple Classes of Shares of Beneficial Interest -- The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser -- Each series' has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on the average net assets of each series. Management fees and expense limitations are as follows:

                                             MANAGEMENT       TOTAL EXPENSE
                                                 FEE            LIMITATION
          -----------------------------------------------------------------
          Bond Series                              0.60%                N/A
          Emerging Markets Equity Series           1.05%#               N/A
          Global Governments Series                0.75%###            1.25%
          Global Total Return Series               0.75%###             N/A
          Government Securities Series             0.55%               1.25%
          High Yield Series                        0.75%###            1.25%
          International Value Series               0.90%##              N/A
          Money Market Series                      0.50%               0.60%**
          Strategic Income Series                  0.75%                N/A

# The management fee for the Emerging Market Equity Series is 1.05% of the first $500 million of average net assets and 1.00% on average net assets in excess of $500 million.

## The management fee for the International Value Series is 0.90% of the first $1billion of average daily net assets, 0.80% on average daily net assets in excess of $1 billion and up to $2 billion, and 0.70% on average daily net assets in excess of $2 billion.

### The management fee for the Global Governments Series and Global Total Return Series is 0.75% of the first $300 million of average daily net assets of each series and 0.675% of the average daily net assets of each series in excess of $300 million. The management fee for the High Yield Series is 0.75% of the first $1 billion of average daily nets assets. The management fee is reduced to 0.70% of the average daily net assets in excess of $1 billion.

**Total expense limitation is 0.60% and 0.85%, respectively, for the Initial Class and Service Class Shares.

Each series pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Fund Distributors, Inc. (MFD).

Administrator -- MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the series paid MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

          First $2 billion                                           0.0175%
          Next $2.5 billion                                          0.0130%
          Next $2.5 billion                                          0.0005%
          In excess of $7 billion                                    0.0000%

Effective April 1, 2004, the series paid MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

          First $2 billion                                          0.01120%
          Next $2.5 billion                                         0.00832%
          Next $2.5 billion                                         0.00032%
          In excess of $7 billion                                   0.00000%

For the six months ended June 30, 2004, each series paid MFS the following:

                                                              % OF AVERAGE
                                             ADMINISTRATOR        DAILY
                                                  FEE           NET ASSETS
          -----------------------------------------------------------------
          Bond Series                        $      18,525          0.01446%
          Emerging Markets Equity Series             3,959          0.01445%
          Global Governments Series                  5,010          0.01447%
          Global Total Return Series                12,050          0.01440%
          Government Securities Series              54,807          0.01446%
          High Yield Series                         31,584          0.01451%
          International Value Series                 4,968          0.01433%
          Money Market Series                       31,858          0.01440%
          Strategic Income Series                    6,652          0.01437%

Distributor -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the six months ended June 30, 2004 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                 EMERGING MARKETS                           GLOBAL
                                                    BOND              EQUITY          GLOBAL TOTAL        GOVERNMENTS
                                                   SERIES             SERIES          RETURN SERIES         SERIES
-----------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                    $     30,434,880   $             --   $     13,351,271   $     14,542,774
                                              ================   ================   ================   ================
Investments (non-U.S. government securities)  $     46,637,483   $     34,556,835   $     73,259,093   $     33,319,428
                                              ================   ================   ================   ================

Sales
U.S. government securities                    $     30,930,679   $             --   $     12,620,380   $     12,279,644
                                              ================   ================   ================   ================
Investments (non-U.S. government securities)  $     55,009,846   $     34,602,498   $     83,852,900   $     35,614,957
                                              ================   ================   ================   ================

                                                 GOVERNMENT                           INTERNATIONAL        STRATEGIC
                                                 SECURITIES         HIGH YIELD            VALUE             INCOME
                                                   SERIES             SERIES             SERIES             SERIES
-----------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                    $    537,063,148   $             --   $             --   $     12,526,829
                                              ================   ================   ================   ================
Investments (non-U.S. government securities)  $          7,412   $    146,226,522   $     27,194,663   $     28,817,379
                                              ================   ================   ================   ================

Sales
U.S. government securities                    $    522,934,937   $             --   $             --   $     10,739,873
                                              ================   ================   ================   ================
Investments (non-U.S. government securities)  $          1,116   $    185,101,618   $     27,541,869   $     28,312,959
                                              ================   ================   ================   ================

Purchases and sales of investments for the Money Market Series, which consist solely of short-term obligations, amounted to $7,084,176,392 and $7,116,910,000, respectively, excluding repurchase agreements.

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                        EMERGING             GLOBAL              GLOBAL            GOVERNMENT
                                      BOND               MARKETS           GOVERNMENTS        TOTAL RETURN         SECURITIES
                                     SERIES           EQUITY SERIES          SERIES              SERIES              SERIES
--------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                  $    236,807,020    $     47,558,451    $     63,577,010    $    155,685,493    $    720,137,633
                                ================    ================    ================    ================    ================
Gross unrealized appreciation   $      5,742,406    $      7,619,311    $      1,412,751    $     15,506,029    $      7,606,355
Gross unrealized depreciation         (3,382,429)         (2,732,018)           (440,831)         (1,319,061)         (9,341,546)
                                ----------------    ----------------    ----------------    ----------------    ----------------
  Net unrealized appreciation
   (depreciation)               $      2,359,977    $      4,887,293    $        971,920    $     14,186,968    $     (1,735,191)
                                ================    ================    ================    ================    ================

                                                      INTERNATIONAL           MONEY             STRATEGIC
                                   HIGH YIELD             VALUE              MARKET              INCOME
                                     SERIES              SERIES              SERIES              SERIES
------------------------------------------------------------------------------------------------------------
Aggregate cost                  $    392,373,501    $     69,038,214    $    445,556,100    $     83,989,018
                                ================    ================    ================    ================
Gross unrealized appreciation   $     12,462,232    $     13,644,412                  --    $      2,906,216
Gross unrealized depreciation        (17,749,780)         (1,520,271)                 --          (1,724,827)
                                ----------------    ----------------    ----------------    ----------------
  Net unrealized appreciation
   (depreciation)               $     (5,287,548)   $     12,124,141                  --    $      1,181,389
                                ================    ================    ================    ================

(5) SHARES OF BENEFICIAL INTEREST
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                   BOND SERIES
                  ---------------------------------------------------------------------------------------------------------------
                                      INITIAL CLASS                                           SERVICE CLASS
                  -------------------------------------------------------  ------------------------------------------------------
                       SIX MONTHS ENDED               YEAR ENDED               SIX MONTHS ENDED               YEAR ENDED
                        JUNE 30, 2004             DECEMBER 31, 2003             JUNE 30, 2004             DECEMBER 31, 2003
                  --------------------------  ---------------------------  -------------------------   --------------------------
                     SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold          2,403,641  $ 29,068,737     8,518,314  $ 103,456,069     5,250,483  $ 64,638,236     6,013,204  $ 72,838,218
Shares issued to
  shareholders in
  reinvestment of
  distributions      1,205,629    13,623,611       913,627     10,972,659       465,808     5,240,338       177,254     2,121,732
Shares reacquired   (4,842,094)  (58,716,588)  (11,177,186)  (135,237,773)   (4,906,446)  (60,343,571)   (3,959,389)  (48,038,093)
                  ------------  ------------  ------------  -------------  ------------  ------------  ------------  ------------
Net increase
  (decrease)        (1,232,824) $(16,024,240)   (1,745,245) $ (20,809,045)      809,845  $  9,535,003     2,231,069  $ 26,921,857
                  ============  ============  ============  =============  ============  ============  ============  ============

                                                          EMERGING MARKETS EQUITY SERIES
                  --------------------------------------------------------------------------------------------------------------
                                      INITIAL CLASS                                           SERVICE CLASS
                  ------------------------------------------------------  ------------------------------------------------------
                       SIX MONTHS ENDED               YEAR ENDED               SIX MONTHS ENDED               YEAR ENDED
                        JUNE 30, 2004             DECEMBER 31, 2003             JUNE 30, 2004             DECEMBER 31, 2003
                  --------------------------  --------------------------  --------------------------  --------------------------
                     SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold          1,711,531  $ 23,603,495     3,586,252  $ 36,502,780       276,444  $  3,708,468       661,605  $  6,730,289
Shares issued to
  shareholders in
  reinvestment of
  distributions         41,395       506,672        22,566       196,547         3,824        46,618         1,290        11,199
Shares reacquired   (1,737,388)  (23,811,244)   (3,552,667)  (34,722,921)     (253,377)   (3,405,187)     (512,906)   (5,054,383)
                  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net increase            15,538  $    298,923        56,151  $  1,976,406        26,891  $    349,899       149,989  $  1,687,105
                  ============  ============  ============  ============  ============  ============  ============  ============

                                                            GLOBAL GOVERNMENTS SERIES
                  --------------------------------------------------------------------------------------------------------------
                                      INITIAL CLASS                                           SERVICE CLASS
                  ------------------------------------------------------  ------------------------------------------------------
                       SIX MONTHS ENDED               YEAR ENDED               SIX MONTHS ENDED               YEAR ENDED
                        JUNE 30, 2004             DECEMBER 31, 2003             JUNE 30, 2004             DECEMBER 31, 2003
                  --------------------------  --------------------------  --------------------------  --------------------------
                     SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold          1,523,766  $ 19,526,420     4,426,516  $ 53,689,650       205,558  $  2,575,180       586,594  $  7,085,614
Shares issued to
  shareholders in
  reinvestment of
  distributions        726,416     7,801,714       314,821     3,796,736        56,770       606,872        24,341       292,331
Shares reacquired   (2,015,749)  (25,490,554)   (5,530,631)  (66,865,020)     (250,084)   (3,106,523)     (533,289)   (6,429,522)
                  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net increase
  (decrease)           234,433  $  1,837,580      (789,294) $ (9,378,634)       12,244  $     75,529        77,646  $    948,423
                  ============  ============  ============  ============  ============  ============  ============  ============

                                                            GLOBAL TOTAL RETURN SERIES
                  --------------------------------------------------------------------------------------------------------------
                                      INITIAL CLASS                                           SERVICE CLASS
                  ------------------------------------------------------  ------------------------------------------------------
                       SIX MONTHS ENDED               YEAR ENDED               SIX MONTHS ENDED               YEAR ENDED
                        JUNE 30, 2004             DECEMBER 31, 2003             JUNE 30, 2004             DECEMBER 31, 2003
                  --------------------------  --------------------------  --------------------------  --------------------------
                     SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold          1,298,429  $ 20,562,890     2,379,356  $ 34,051,595       269,779  $  4,257,258       531,379  $  7,586,250
Shares issued in
  connection with
  acquistion of
  MFS Sun Life
  Global
Assest Allocation
  Fund                      --            --     4,463,188    62,618,528            --            --       163,179     2,281,243
Shares issued to
  shareholders in
  reinvestment of
  distributions        257,636     3,877,428       156,949     2,121,952        19,704       295,361        11,930       160,935
Shares reacquired   (1,798,333)  (28,444,598)   (3,130,328)  (44,587,980)     (229,908)   (3,615,566)     (403,843)   (5,809,244)
                  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net increase
  (decrease)          (242,268) $ (4,004,280)    3,869,165  $ 54,204,095        59,575  $    937,053       302,645  $  4,219,184
                  ============  ============  ============  ============  ============  ============  ============  ============

                                                           GOVERNMENT SECURITIES SERIES
                  ---------------------------------------------------------------------------------------------------------------
                                     INITIAL CLASS                                            SERVICE CLASS
                  ------------------------------------------------------  -------------------------------------------------------
                      SIX MONTHS ENDED               YEAR ENDED                SIX MONTHS ENDED               YEAR ENDED
                       JUNE 30, 2004             DECEMBER 31, 2003              JUNE 30, 2004             DECEMBER 31, 2003
                  -------------------------  ---------------------------  ---------------------------  --------------------------
                    SHARES        AMOUNT         SHARES         AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold        19,906,839  $268,255,937    48,615,846  $  661,291,502    15,939,668  $ 213,690,960    19,569,763  $ 263,850,175
Shares issued to
  shareholders in
  reinvestment of
  distributions     2,469,358    30,916,358     3,292,509      44,086,698       791,570      9,878,792       565,135      7,550,206
Shares reacquired (27,116,129) (363,460,226)  (68,425,724)   (924,384,825)  (14,676,135)  (196,719,915)  (16,802,233)  (226,148,149)
                  -----------  ------------  ------------  --------------  ------------  -------------  ------------  -------------
Net increase
  (decrease)       (4,739,932) $(64,287,931)  (16,517,369) $ (219,006,625)    2,055,103  $  26,849,837     3,332,665  $  45,252,232
                  ===========  ============  ============  ==============  ============  =============  ============  =============

                                                                HIGH YIELD SERIES
                  --------------------------------------------------------------------------------------------------------------
                                     INITIAL CLASS                                           SERVICE CLASS
                  ------------------------------------------------------- ------------------------------------------------------
                      SIX MONTHS ENDED               YEAR ENDED               SIX MONTHS ENDED               YEAR ENDED
                       JUNE 30, 2004             DECEMBER 31, 2003             JUNE 30, 2004             DECEMBER 31, 2003
                  --------------------------  --------------------------- --------------------------  --------------------------
                    SHARES        AMOUNT        SHARES        AMOUNT          SHARES       AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold        15,232,617  $ 110,145,265    40,240,208  $ 275,485,544   10,242,013  $ 73,466,243    19,509,181  $ 133,457,842
Shares issued to
  shareholders in
  reinvestment of
  distributions     3,895,806     25,517,531     4,525,981     29,599,917      980,826     6,394,985       821,046      5,353,220
Shares reacquired (22,126,450)  (159,322,759)  (41,794,394)  (284,722,941) (12,396,512)  (88,841,959)  (13,462,615)   (91,235,553)
                  -----------  -------------  ------------  -------------  -----------  ------------  ------------  -------------
Net increase
  (decrease)       (2,998,027) $ (23,659,963)    2,971,795  $  20,362,520   (1,173,673) $ (8,980,731)    6,867,612  $  47,575,509
                  ===========  =============  ============  =============  ===========  ============  ============  =============

                                                            INTERNATIONAL VALUE SERIES
                  --------------------------------------------------------------------------------------------------------------
                                      INITIAL CLASS                                           SERVICE CLASS
                  ------------------------------------------------------  ------------------------------------------------------
                       SIX MONTHS ENDED               YEAR ENDED               SIX MONTHS ENDED               YEAR ENDED
                        JUNE 30, 2004             DECEMBER 31, 2003             JUNE 30, 2004             DECEMBER 31, 2003
                  --------------------------  --------------------------  --------------------------  --------------------------
                     SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold          1,084,900  $ 14,124,858     2,114,125  $ 22,031,275       248,028  $  3,231,614       804,308  $  8,016,668
Shares issued to
  shareholders in
  reinvestment of
  distributions         40,749       505,289        54,814       526,764         3,037        37,595         2,283        21,942
Shares reacquired   (1,058,090)  (13,771,886)   (2,643,234)  (27,028,162)     (234,969)   (3,040,283)     (669,560)   (6,674,805)
                  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net increase
  (decrease)            67,559  $    858,261      (474,295) $ (4,470,123)       16,096  $    228,926       137,031  $  1,363,805
                  ============  ============  ============  ============  ============  ============  ============  ============

                                                              MONEY MARKET SERIES
                 -----------------------------------------------------------------------------------------------------------------
                                     INITIAL CLASS                                          SERVICE CLASS
                 ---------------------------------------------------------  ------------------------------------------------------
                      SIX MONTHS ENDED                 YEAR ENDED                 SIX MONTHS ENDED               YEAR ENDED
                       JUNE 30, 2004               DECEMBER 31, 2003               JUNE 30, 2004             DECEMBER 31, 2003
                 ---------------------------  ----------------------------  --------------------------  --------------------------
                    SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT         SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold       143,394,041  $ 143,394,041   356,969,984  $  356,969,984  119,831,808  $ 119,831,808   200,981,677  $ 200,981,677
Shares issued to
  shareholders in
  reinvestment of
  distributions       948,408        948,408     3,676,461       3,676,461       85,824         85,824       210,600        210,600
Shares
 reacquired      (226,876,728)  (226,876,728) (624,618,965)   (624,618,965) (65,363,140)   (65,363,140) (204,556,943)  (204,556,943)
                 ------------  -------------  ------------  --------------  -----------  -------------  ------------  -------------
Net increase
  (decrease)      (82,534,279) $ (82,534,279) (263,972,520) $ (263,972,520)  54,554,492  $  54,554,492    (3,364,666) $  (3,364,666)
                 ============  =============  ============  ==============  ===========  =============  ============  =============

                                                             STRATEGIC INCOME SERIES
                  --------------------------------------------------------------------------------------------------------------
                                      INITIAL CLASS                                           SERVICE CLASS
                  ------------------------------------------------------  ------------------------------------------------------
                       SIX MONTHS ENDED               YEAR ENDED               SIX MONTHS ENDED               YEAR ENDED
                        JUNE 30, 2004             DECEMBER 31, 2003             JUNE 30, 2004             DECEMBER 31, 2003
                  --------------------------  --------------------------  ---------------------------  -------------------------
                     SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold          1,547,552  $ 16,893,235    4,133,384  $  44,207,581     1,750,422  $  19,226,560    2,078,301  $ 22,162,933
Shares issued to
  shareholders in
  reinvestment of
  distributions        305,782     3,174,021      272,761      2,858,537       135,833      1,403,154       66,750       697,541
Shares reacquired   (1,869,352)  (20,413,291)  (3,856,341)   (41,334,838)   (1,631,757)   (17,385,876)  (1,508,887)  (16,177,445)
                  ------------  ------------  -----------  -------------  ------------  -------------  -----------  ------------
Net increase
  (decrease)           (16,018) $   (346,035)     549,804  $   5,731,280       254,498  $   3,243,838      636,164  $  6,683,029
                  ============  ============  ===========  =============  ============  =============  ===========  ============

(6) LINE OF CREDIT

Each series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. Interest expense incurred on the borrowings for the six months ended June 30, 2004 was as follows:

                                                            INTEREST EXPENSE
          ------------------------------------------------------------------
          Emerging Markets Equity Series                    $            762
          Global Governments Series                                       --
          Global Total Return Series                                     309
          Government Securities Series                                    --
          High Yield Series                                            3,169
          International Value Series                                      --
          Money Market Series                                             --
          Strategic Income Series                                         --

The commitment fee allocated to each series for the six months ended June 30, 2004 was as follows:

                                                             COMMITMENT FEE
          ------------------------------------------------------------------
          Bond Series                                       $          1,435
          Emerging Markets Equity Series                                 261
          Global Governments Series                                      383
          Global Total Return Series                                     946
          Government Securities Series                                 3,252
          High Yield Series                                            2,180
          International Value Series                                     119
          Money Market Series                                            301
          Strategic Income Series                                        124

The series had no significant borrowings during the six months ended June 30, 2004.

(7) FINANCIAL INSTRUMENTS

Each series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

WRITTEN OPTION TRANSACTIONS -- GLOBAL GOVERNMENTS SERIES

                                                  NUMBER OF   PREMIUMS
                                                  CONTRACTS   RECEIVED
          ------------------------------------------------------------
          Outstanding, beginning of period               --   $     --
          Options written                                 1     14,054
          Options exercised                              --         --
          Options expired                                (1)   (14,054)
                                                  ---------   --------
          Outstanding, end of period                     --   $     --
                                                  =========   ========

WRITTEN OPTION TRANSACTIONS -- GLOBAL TOTAL RETURN SERIES

                                                  NUMBER OF   PREMIUMS
                                                  CONTRACTS   RECEIVED
          ------------------------------------------------------------
          Outstanding, beginning of period               --   $     --
          Options written                                 1     13,092
          Options expired                                (1)   (13,092)
                                                  ---------   --------
          Outstanding, end of period                     --   $     --
                                                  =========   ========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- GLOBAL GOVERNMENTS SERIES

                                                                                                           NET UNREALIZED
                                                        CONTRACTS TO                         CONTRACTS      APPRECIATION
                               SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR      AT VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
                  Sales
                                      08/16/04   AUD           136,443   $        94,653   $      94,345   $          308
                                      08/16/04   DKK        11,790,002         1,914,809       1,930,374          (15,565)
                              08/4/04-08/16/04   EUR         8,819,485        10,668,149      10,735,173          (67,024)
                                      08/17/04   GBP           285,000           516,506         514,525            1,981
                              08/4/04-08/11/04   JPY       108,583,174           995,473         994,652              821
                                      07/06/04   KRW       612,545,556           528,506         529,868           (1,362)
                                      08/09/04   NZD         4,329,648         2,713,161       2,724,747          (11,586)
                                                                         ---------------   -------------   --------------
                                                                         $    17,431,257   $  17,523,684   $      (92,427)
                                                                         ===============   =============   ==============

                  Purchases
                                      08/16/04   CHF           837,955   $       672,645   $     670,244   $       (2,401)
                              08/4/04-08/16/04   EUR         1,420,719         1,712,635       1,729,224           16,589
                                      08/17/04   GBP         1,067,105         1,923,991       1,926,500            2,509
                              08/4/04-08/11/04   JPY     2,230,412,102        20,250,753      20,432,686          181,933
                                      07/06/04   KRW       612,545,556           526,197         529,868            3,671
                                      08/16/04   NOK           882,160           127,701         127,212             (489)
                                      07/28/04   PLN         1,272,530           339,287         342,514            3,227
                                      08/16/04   SEK         5,030,864           662,856         667,863            5,007
                                                                         ---------------   -------------   --------------
                                                                         $    26,216,065   $  26,426,111   $      210,046
                                                                         ===============   =============   ==============

At June 30, 2004, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $30,010 with Merrill Lynch International.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- GLOBAL TOTAL RETURN SERIES

                                                                                                           NET UNREALIZED
                                                         CONTRACTS TO                        CONTRACTS      APPRECIATION
                               SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR      AT VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
                  Sales
                                      08/16/04   AUD            51,814   $        35,944   $      35,827   $          117
                                      08/16/04   DKK         9,548,289         1,551,029       1,563,338          (12,309)
                              08/4/04-08/16/04   EUR         7,578,413         9,166,377       9,224,740          (58,363)
                                      08/17/04   GBP           300,000           543,690         541,606            2,084
                                      07/06/04   KRW       597,260,578           515,299         516,646           (1,347)
                                      08/09/04   NZD         4,260,530         2,669,474       2,681,251          (11,777)
                                      08/16/04   SEK           115,523            15,171          15,336             (165)
                                                                         ---------------   -------------   --------------
                                                                         $    14,496,984   $  14,578,744   $      (81,760)
                                                                         ===============   =============   ==============

                  Purchases
                                      08/16/04   CHF           806,560   $       648,882   $     645,133   $       (3,749)
                                      08/16/04   DKK           406,396            65,872          66,539              667
                              08/4/04-08/16/04   EUR         1,950,835         2,354,919       2,374,541           19,622
                                      08/17/04   GBP         1,108,010         1,997,741       2,000,348            2,607
                              08/4/04-08/11/04   JPY     1,904,568,425        17,318,379      17,447,636          129,257
                                      07/06/04   KRW       597,260,578           513,067         516,647            3,580
                                      08/16/04   NOK           882,906           127,809         127,320             (489)
                                      07/28/04   PLN           616,984           164,502         166,067            1,565
                                      08/16/04   SEK         4,829,814           636,409         641,173            4,764
                                                                         ---------------   -------------   --------------
                                                                         $    23,827,580   $  23,985,404   $      157,824
                                                                         ===============   =============   ==============

At June 30, 2004, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $3,894 with Merrill Lynch International.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- HIGH YIELD SERIES

                                                         CONTRACTS TO                        CONTRACTS     NET UNREALIZED
                               SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR      AT VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
                  Sales
                              08/04/04           EUR         7,591,468   $     9,175,123   $   9,239,583   $      (64,460)
                              08/16/04           SEK         2,099,652           275,732         278,735           (3,003)
                                                                         ---------------   -------------   --------------
                                                                         $     9,450,855   $   9,518,318   $      (67,463)
                                                                         ===============   =============   ==============

                  Purchases
                              08/04/04           EUR           523,493   $       633,264   $     637,230   $        3,966
                                                                         ---------------   -------------   --------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- STRATEGIC INCOME SERIES

                                                                                                           NET UNREALIZED
                                                         CONTRACTS TO                        CONTRACTS      APPRECIATION
                               SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR      AT VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
                  Sales
                                      08/16/04   AUD           176,515   $       122,452   $     122,053   $          399
                                      08/16/04   DKK         5,504,381           894,134         901,231           (7,097)
                             08/04/04-08/16/04   EUR         8,702,912        10,519,666      10,592,347          (72,681)
                                      08/17/04   GBP           100,000           181,230         180,535              695
                                      07/06/04   KRW       276,183,750           238,028         238,906             (878)
                                      08/09/04   NZD         1,550,387           970,792         975,694           (4,902)
                                                                         ---------------   -------------   --------------
                                                                         $    12,926,302   $  13,010,766   $      (84,464)
                                                                         ===============   =============   ==============

                  Purchases
                             08/04/04-08/16/04   EUR         1,174,293   $     1,415,314   $   1,429,252   $       13,938
                                      08/17/04   GBP               108               194             195                1
                                      08/11/04   JPY       100,495,429           915,208         920,637            5,429
                                      07/06/04   KRW       276,183,750           237,251         238,906            1,655
                                      08/16/04   SEK         2,149,401           282,995         285,340            2,345
                                                                         ---------------   -------------   --------------
                                                                         $     2,850,962   $   2,874,330   $       23,368
                                                                         ===============   =============   ==============

At June 30, 2004, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $15,826 with Merrill Lynch International.

At June 30, 2004, each series had sufficient cash and/or securities to cover any commitments under these contracts.

FUTURES CONTRACTS -- BOND SERIES

                                                                             UNREALIZED
DESCRIPTION                   EXPIRATION          CONTRACTS     POSITION    DEPRECIATION
-----------------------------------------------------------------------------------------
U.S. 5-Yr. Treasury Notes     September 2004             48       Short    $      (51,573)

FUTURES CONTRACTS -- GLOBAL GOVERNMENTS SERIES

                                                                             UNREALIZED
DESCRIPTION                   EXPIRATION          CONTRACTS     POSITION    DEPRECIATION
-----------------------------------------------------------------------------------------
Japanese Government Bonds     September 2004              2       Long     $      (19,952)

FUTURES CONTRACTS -- GLOBAL TOTAL RETURN SERIES

                                                                             UNREALIZED
DESCRIPTION                   EXPIRATION          CONTRACTS     POSITION    DEPRECIATION
-----------------------------------------------------------------------------------------
Japanese Government Bonds     September 2004              2       Long     $       (3,619)

FUTURES CONTRACTS -- GOVERNMENT SECURITIES SERIES

                                                                             UNREALIZED
                                                                            APPRECIATION
DESCRIPTION                   EXPIRATION          CONTRACTS     POSITION   (DEPRECIATION)
-----------------------------------------------------------------------------------------
U.S. 2-Yr. Treasury Notes     September 2004            317       Short    $     (383,134)
U.S. 10-Yr. Treasury Notes    September 2004            203       Long            408,055
                                                                           --------------
                                                                           $       24,921
                                                                           ==============

FUTURES CONTRACTS -- STRATEGIC INCOME SERIES

                                                                             UNREALIZED
DESCRIPTION                   EXPIRATION          CONTRACTS     POSITION    DEPRECIATION
-----------------------------------------------------------------------------------------
U.S. 10-Yr. Treasury Notes    September 2004             47       Short    $      (85,013)

At June 30, 2004, each series' had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) RESTRICTED SECURITIES

Certain series may invest not more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from 0% to 15% of the series' net assets.

At June 30, 2004, the Global Governments Series, Global Total Return Series, and International Value Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.51%, 0.19%, and 0.50%, respectively of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                     DATE OF     SHARE/PAR
SERIES                       DESCRIPTION                           ACQUISITION    AMOUNT        COST        VALUE
--------------------------------------------------------------------------------------------------------------------
Global Governments Series    State of Qatar, 9.75%, 2030             4/15/03           242   $  333,239   $  331,540
Global Total Return Series   State of Qatar, 9.75%, 2030             4/10/03           230      328,128      315,100
International Value Series   MOL Magyar Olaj-es Gazipari Rt. GDR     4/30/04         9,600      358,136      374,400

(9) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sale of funds sponsored by MFS (including the series). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. The complaints by these regulatory authorities did not involve the series, but rather involved MFS' retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established and funded by MFS for distribution to retail fund shareholders. MFS has further agreed with the NYAG to reduce its management fees by approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million. In addition, MFS and the retail funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

MFS and certain MFS funds and their trustees and affiliates have been named as defendants in class action and other lawsuits alleging similar claims concerning market timing and use of fund assets in recognition of fund sales and seeking damages of unspecified amounts.

Although MFS does not believe that these regulatory developments will have a material adverse effect on the series, there can be no assurance that these developments and/or the ongoing adverse publicity resulting from these developments will not result in increased redemptions, reduced sales or other adverse consequences.

(10) SUBSEQUENT EVENT
The series' investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004 transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, certain series accrued an estimate of the amount to be received upon final approval of the plan of distribution as follows:

                                                     SETTLEMENT   PER SHARE
                                                       AMOUNT      IMPACT
          -----------------------------------------------------------------
          Global Total Return Series                 $    2,205          --*
          International Value Series                        942          --*

* The per share impact was less than $0.01.

MFS/SUN LIFE SERIES TRUST
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Board of Trustees of the Series Fund provides broad supervision over the affairs of each Series. MFS is responsible for the investment management of each Series' assets and the officers of the Series Fund are responsible for its operations.

                                   POSITION(S) HELD           TRUSTEE/OFFICER               PRINCIPAL OCCUPATION AND OTHER
    NAME,DATE OF BIRTH                 WITH FUND                  SINCE(1)            DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

C. James Prieur(3)                      Trustee                  July 1999        Sun Life Assurance Company of Canada, President
(born 04/21/51)                                                                   and Chief Operating Officer (since April 1999),
                                                                                  General Manager, U.S. (until April 1999)

David D. Horn(3)                        Trustee                  April 1986       Private investor; Retired; Sun Life Assurance
(born 06/07/41)                                                                   Company of Canada, Former Senior Vice President
                                                                                  and General Manager for the United States (until
                                                                                  1997)

INDEPENDENT TRUSTEES

J. Kermit Birchfield                   Chairman                   May 1997        Consultant; Century Partners, Inc. (investments),
(born 01/08/40)                                                                   Managing Director; Displaytech, Inc. (manufacturer
                                                                                  of liquid crystal display technology), Director

Robert C. Bishop                        Trustee                   May 2001        AutoImmune Inc. (pharmaceutical product
(born 01/13/43)                                                                   development), Chairman, President and Chief
                                                                                  Executive Officer; Caliper Life Sciences Corp.
                                                                                  (laboratory analytical instruments), Director;
                                                                                  Millipore Corporation (purification/filtration
                                                                                  products), Director; Quintiles Transnational Corp.
                                                                                  (contract services to the medical industry),
                                                                                  Director

Frederick H. Dulles                     Trustee                   May 2001        Ten State Street LLP (law firm), Partner;
(born 03/12/42)                                                                   McFadden, Pilkington & Ward LLP (solicitors and
                                                                                  registered foreign lawyers), Partner (until June
                                                                                  2003); Jackson & Nash, LLP (law firm), Of Counsel
                                                                                  (January 2000 to November 2000)

Derwyn F. Phillips                      Trustee                  April 1986       Retired
(born 08/31/30)

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                   POSITION(S) HELD           TRUSTEE/OFFICER               PRINCIPAL OCCUPATION AND OTHER
    NAME,DATE OF BIRTH                 WITH FUND                  SINCE(1)            DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Ronald G. Steinhart                     Trustee                   May 2001        Private investor; Bank One, Texas N.A., Vice
(born 06/15/40)                                                                   Chairman and Director (January 2000 to January
                                                                                  2001); Bank One Corporation, Officer (until
                                                                                  January 2000); Carreker Corporation (consultant
                                                                                  and technology provider to financial
                                                                                  institutions), Director; Prentiss Properties Trust
                                                                                  (real estate investment trust), Director; United
                                                                                  Auto Group, Inc. (automotive retailer), Director

Haviland Wright                         Trustee                   May 2001        Hawaii Small Business Development Center, Kaua'i
(born 07/21/48)                                                                   Center, Center Director (since March 2002);
                                                                                  Displaytech, Inc. (manufacturer of liquid crystal
                                                                                  display technology), Chairman and Chief Executive
                                                                                  Officer (until March 2002)

TRUSTEE EMERITUS

Garth Marston                      Trustee Emeritus                               Retired
(born 04/28/26)

Samuel Adams                       Trustee Emeritus                               Retired
(born 10/19/25)

OFFICERS

Robert J. Manning(4)                   President               February 2004      Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                   Executive Officer, President, Chief Investment
                                                                                  Officer and Director

John W. Ballen(4)                President and Trustee       August 2001 until    Massachusetts Financial Services Company, Chief
(born 09/12/59)                                                February 2004      Executive Officer and Director (until February
                                                                                  2004)

James R. Bordewick, Jr.(4)        Assistant Secretary          February 1997      Massachusetts Financial Services Company, Senior
(born 03/06/59)                   and Assistant Clerk                             Vice President and Associate General Counsel

Stephen E. Cavan(4)               Secretary and Clerk          December 1989      Massachusetts Financial Services Company, Senior
(born 11/06/53)                                                    until          Vice President, General Counsel and Secretary
                                                                 March 2004       (until March 2004)

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies")
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                   POSITION(S) HELD           TRUSTEE/OFFICER               PRINCIPAL OCCUPATION AND OTHER
    NAME,DATE OF BIRTH                 WITH FUND                  SINCE(1)            DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(4)           Assistant Treasurer             May 2003        Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                                   President (since April 2003); Brown Brothers
                                                                                  Harriman & Co., Senior Vice President (November
                                                                                  2002 to April 2003); ING Groep N.V./Aeltus
                                                                                  Investment Management, Senior Vice President
                                                                                  (prior to November 2002)

Robert R. Flaherty(4)             Assistant Treasurer           October 2000      Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                                   President (since August 2000); UAM Fund Services,
                                                                                  Senior Vice President (prior to August 2000)

Richard M. Hisey(4)                    Treasurer                August 2002       Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                                   Vice President (since July 2002); The Bank of New
                                                                                  York, Senior Vice President (September 2000 to
                                                                                  July 2002); Lexington Global Asset Managers, Inc.,
                                                                                  Executive Vice President and Chief Financial
                                                                                  Officer (prior to September 2000); Lexington
                                                                                  Funds, Chief Financial Officer (prior to September
                                                                                  2000)

Ellen Moynihan(4)                 Assistant Treasurer             May 1997        Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                   President

Frank L. Tarantino                 Independent Chief           September 2004     Tarantino LLC (provider of compliance services),
(born 03/07/44)                   Compliance Officer                              Principal (since June 2004); CRA Business
                                                                                  Strategies Group (consulting services), Executive
                                                                                  Vice President (April 2003 to June 2004); David L.
                                                                                  Babson & Co. (investment adviser), Managing
                                                                                  Director, Chief Administrative Officer and
                                                                                  Director (February 1997 to March 2003)

James O. Yost(4)                  Assistant Treasurer            April 1992       Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                   Vice President

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Series Fund does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Series Fund and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 36 Accounts/Series.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling
1-800-752-7215.

MFS(R)/SUN LIFE SERIES TRUST

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO MANAGERS++

Margaret Adams
William J. Adams
John F. Addeo
S. Irfan Ali
David A. Antonelli
Edward Baldini
T. Kevin Beatty
David M. Calabro
James J. Calmas
Barry P. Dargan
Kenneth J. Enright
Eric B. Fischman
Steven R. Gorham
Robert Henderson
Alan Langsner
John D. Laupheimer, Jr.
Oliver Lebleau
Camille Lee
Gregory Locraft
Kate Mead
Thomas Melendez
Constantinos Mokas
Edward L. O'Dette
Betsy Palmer
Stephen Pesek
Scott B. Richards
Michael W. Roberge
Matthew W. Ryan
Daniel Scherman
David E. Sette-Ducati
Maura A. Shaughnessy
Nicholas Smithie
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi
Barnaby Wiener
Thomas Wetherald

++ MFS Investment Management(R)
(C) 2004 MFS/Sun Life Financial Distributors, Inc.

                                                              SUNA-SEM-8/04 197M

[MFS(R)/SUN LIFE SERIES TRUST LOGO]

SEMIANNUAL REPORT - JUNE 30, 2004


CAPITAL APPRECIATION SERIES
EMERGING GROWTH SERIES
GLOBAL GROWTH SERIES
MANAGED SECTORS SERIES
MASSACHUSETTS INVESTORS TRUST SERIES
MID CAP GROWTH SERIES
RESEARCH SERIES
TOTAL RETURN SERIES
UTILITIES SERIES

TABLE OF CONTENTS

Letter from the CEO of MFS                                                     1

Management Reviews                                                             3

Performance Summary                                                            8

Portfolio of Investments                                                      11

Financial Statements                                                          31

Notes to Financial Statements                                                 46

Trustees and Officers                                                         55


ANNUITIES ARE DESIGNED FOR LONG-TERM RETIREMENT INVESTING. PROSPECTUSES FOR THE VARIABLE ANNUITY PRODUCT AND THE VARIABLE INVESTMENT OPTIONS CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ BOTH PROSPECTUSES CAREFULLY BEFORE INVESTING AS THEY CONTAIN COMPLETE INFORMATION ON THE INVESTMENT OBJECTIVES AND RISKS, CHARGES, EXPENSES SUCH AS MORTALITY AND EXPENSE RISK, OPTIONAL DEATH AND LIVING BENEFIT CHARGES, AND SURRENDER AND INVESTMENT OPTION CHARGES. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUSES, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.


    NOT FDIC INSURED         MAY LOSE VALUE             NO BANK GUARANTEE
    NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

LETTER FROM THE CEO OF MFS

DEAR CONTRACT OWNERS,

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee,composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Robert J. Manning

Robert J. Manning
Chief Executive Officer and Chief Investment Officer
MFS Investment Management(R), investment advisor to the MFS(R)/Sun Life Series Trust

July 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MARKET ENVIRONMENT

By most measures, global economic conditions improved during the first half of 2004. The period, however, was a volatile one for investors as market sentiment turned somewhat negative in the second quarter of the year.

STOCK MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. We believe the release of increasingly positive economic, corporate earnings, and corporate capital spending numbers helped drive global equity markets.

In the second quarter of 2004, many measures of the global economy -- including employment, consumer spending, corporate capital expenditures, and earnings -- continued to improve. However, stock prices, which made only modest gains in the second quarter, generally did not reflect these improvements.

We believe that several factors began to hold back equity markets. One was the expectation that we were entering a period of rising interest rates, particularly in the United States. The U.S. Federal Reserve Board fulfilled these expectations with a rate increase of 0.25% on the last day of the period. The Bank of England, meanwhile, announced a pair of rate hikes and set the expectation for more in the future. Investors may also have feared that corporate earnings growth would moderate in the second half of 2004 after showing exceptional improvement in the past several quarters.

Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Middle East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to worry that the global economic recovery might slow down.

Finally, in our view, worries that the Chinese economic engine could sputter acted as a drag on the global economy. Many companies around the world supply China with raw materials and finished goods. Any changes in the conditions of China's economy can have considerable ripple effects around the world.

BOND MARKET ENVIRONMENT

The six-month period was a volatile one in global bond markets as well. Investors, in our view, favored higher-quality debt early in the year but by the second quarter began to shift into higher-yielding bonds.

When 2004 began, interest rates in many developed nations were at historical lows. However, the bond market changed dramatically over the next few months, after the U.S. Department of Labor began releasing a string of strong monthly jobs reports that indicated that the U.S. economy was in a full recovery. Inflation concerns appeared to mount. Investors, therefore, began to anticipate that the U.S. Federal Reserve Board (the Fed) would raise short-term interest rates from their 46-year lows. The Fed fulfilled these expectations on the last day of the period, instituting a rate increase of 0.25% on June 30.

We believe that anticipation of this increase is what caused investors to move from higher-quality debt into lower-quality issues. While bonds across most asset classes were hurt by rising rates in the final months of the period, lower-rated debt was less affected than higher-rated issues and tended to show better performance.

MANAGEMENT REVIEWS

CAPITAL APPRECIATION SERIES

For the six months ended June 30, 2004, Initial Class shares of the series provided a total return of 3.52% and Service Class shares 3.36%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 2.74% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. Over the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports fund performance returned 2.32%.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the utilities and communications, special products and services, and industrial goods and services sectors had a strong positive impact on the portfolio's relative performance against its benchmark, the Russell 1000 Growth Index, during the period. An overweighting in the industrial goods and services sector also aided results.

Our positions in two of the portfolio's top-performing individual stocks, wireless carrier company Sprint Group and wireless telecom equipment maker Andrew Corp., helped drive the portfolio's performance in the utilities and communications sector. We sold our Sprint PCS holdings during the period.

While no individual special products and services holding was among the portfolio's largest contributors during the period, stock selection in this sector helped boost returns. Stockpicking in the industrial goods and services area was led by our position in manufacturing conglomerate Tyco International.

Several technology holdings also helped relative returns including network company Netscreen Technologies, electronics company Marvell Technology, and internet auction site eBay. Also, in the transportation sector, express carrier FedEx delivered a positive contribution. Underweighting computer chip maker Intel helped as the stock declined over the period. We sold Netscreen Technologies before the period ended.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure and health care sectors detracted significantly from relative performance. An overweighting in leisure also hurt relative results. In the leisure sector, our positions in radio broadcasting company Clear Channel and cable operator Comcast held back performance.

Among the portfolio's health care holdings, our position in pharmaceutical company Wyeth detracted the most from relative returns.

Other holdings that hurt relative performance included automobile dealer CarMax and online travel vendor InterActiveCorp. In addition, underweighting cellular communications products firm QUALCOMM and missing most of the stock's significant rise over the period also detracted from relative results. We sold QUALCOMM out of the portfolio by period-end.

NOTE TO CONTRACT OWNERS: GREGORY W. LOCRAFT, JR. BECAME PORTFOLIO MANAGER OF THE ACCOUNT IN NOVEMBER 2003, REPLACING JOHN E. LATHROP. EFFECTIVE JULY 1, 2004, MARGARET W. ADAMS ALSO BECAME A MANAGER OF THE PORTFOLIO.

EMERGING GROWTH SERIES

For the six months ended June 30, 2004, Initial Class shares of the series provided a total return of 5.28% and Service Class shares 5.10%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 2.96% over the same period for the series' benchmark, the Russell 3000 Growth Index (the Russell Index), which measures the performance of U.S. growth stocks.

CONTRIBUTORS TO PERFORMANCE

On a sector basis, health care and technology stocks contributed most strongly to relative performance over the six-month period. In both sectors, the portfolio benefited from strong stock selection. An overweighting in the utilities and communications sector was also a strong positive factor for relative performance.

In the health care sector, the portfolio's best-performing stocks, on a relative basis, were CYTYC and C.R. Bard. The share price of CYTYC, which we view as a leader in cervical cancer diagnostic testing, surged as the introduction of the company's new imaging system for screening tissue samples prompted analysts to raise earnings estimates. Similarly, stock in medical products firm C.R. Bard rose as the company posted solid earnings growth driven, we believe, by new product introductions and strong execution of the company's business plan.

In the technology area, relative performance benefited from the portfolio's positions in semiconductor firm Marvell Technology Group and Internet auctioneer eBay. In addition, underweighting semiconductor giant Intel helped relative results as the stock declined over the period. We had sold our Intel position by period-end.

Cellular telephone tower company American Tower also contributed to relative results as its stock rose sharply in the first six months of 2004.

DETRACTORS FROM PERFORMANCE

Stock selection in leisure, as well as a significantly overweighted position in the sector, held back relative returns. Several media companies in the portfolio, including Westwood One and Entercom Communications, fell short of our growth expectations as they did not experience the rising advertising revenues that we had anticipated with the improving economy. We sold our Entercom stock during the period. Elsewhere in the leisure sector, our holding in NTL, the largest provider of cable and broadband services in the United Kingdom, was a disappointment during the period after strong performance in 2003. NTL's stock price declined after the company reported earnings that fell short of some analysts' expectations.

Our underweighted position in consumer staples also detracted from relative performance. We had underweighted the sector because we saw greater growth prospects elsewhere.

Individual stocks in other sectors that hurt relative performance included storage management software firm VERITAS Software and post-secondary education firm Corinthian Colleges. Not owning cellular communications products firm QUALCOMM, which was a large holding in our benchmark, also detracted from relative results as the stock, which we had felt was highly valued relative to its fundamental risks, continued to advance over the period.

NOTE TO CONTRACT OWNERS: EFFECTIVE JULY 1, 2004, CAMILLE H. LEE BECAME A MANAGER OF THE PORTFOLIO. EFFECTIVE APRIL 1, 2004, DALE A. DUTILE WAS NO LONGER A MANAGER OF THE PORTFOLIO.

GLOBAL GROWTH SERIES

For the six months ended June 30, 2004, the series provided a total Return of 3.59% for Initial Class shares and 3.53% for Service

Class shares. These returns, which include the reinvestment of any dividends or capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return over the same period of 2.50% for the MSCI (Morgan Stanley Capital International) All Country World Free Growth Index, which became the series' benchmark effective April 5, 2004. This index measures the performance of developed and emerging-market stock markets. These returns also compare with returns of 3.57% and 2.74%, respectively, for the series' former benchmarks, the MSCI All Country World Free Index and the MSCI World Growth Index, which were no longer benchmarks of the portfolio effective April 5, 2004. The MSCI All Country World Free Index measures the performance of developed and emerging-market stock markets. The MSCI World Growth Index is a commonly used measure of global growth stocks.

CONTRIBUTORS TO PERFORMANCE

Stock selection in retailing, technology, financial services, and autos and housing was the main driver of performance relative to the portfolio's current benchmark, the MSCI All Country World Growth Free Index. Also boosting relative performance were overweighted positions in financial services and in autos and housing.

Japanese specialty retailer Nishimatsuya Chain posted the strongest absolute return during the period and was the leading individual contributor to relative performance among all the stocks held in the portfolio. This stock is not tracked by the index, which also bolstered the relative performance of the portfolio. British clothing retailer Next also turned in a stellar absolute and relative performance.

Leading the technology sector's relative outperformance were Samsung Electronics, Akamai Technologies and Microsoft, while Sekisui Chemical, a major Japanese pre-fab home builder and chemical company, helped boost returns in the autos and housing area. In addition, an overweighting in consumer staples giant Reckitt Benckiser contributed to the portfolio's strong performance.

DETRACTORS FROM PERFORMANCE

Stock selection in the transportation, energy, and utilities and communications sectors detracted from performance relative to the portfolio's benchmark. In the transportation sector, a relative underweighting also hurt results.

British discount airline easyJet dragged on performance in the transportation sector. Among energy firms, our overweighted position in Reliance Industries held back relative results. In the utilities and commmunications area, not owning AT&T Wireless hurt relative performance as the stock soared during the period.

While, overall, the technology sector outperformed, several technology stocks detracted from relative results during the period. Chief among these was Seiko Epson, which was the largest relative detractor in the portfolio and was sold by period-end. Also dampening performance were technology holdings Cap Gemini and Nortel Networks. Avoiding Qualcomm also hurt relative performance as the stock rose sharply during the period.

NOTES TO CONTACT OWNERS: EFFECTIVE APRIL 5, 2004, WE NO LONGER USE THE MSCI ALL COUNTRY WORLD FREE INDEX AND THE MSCI WORLD GROWTH INDEX AS BENCHMARKS FOR THE PORTFOLIO, BECAUSE WE BELIEVE THE MSCI ALL COUNTRY WORLD FREE GROWTH INDEX BETTER REFLECTS THE SERIES' INVESTMENT POLICIES AND OBJECTIVES.

A PORTION OF THE RETURNS SHOWN IS ATTRIBUTABLE TO THE RECEIPT OF A NON-RECURRING PAYMENT IN SETTLEMENT OF A CLASS ACTION LAWSUIT. SEE NOTES TO FINANCIAL STATEMENTS. EFFECTIVE JULY 1, 2004, THOMAS MELENDEZ JOINED THE PORTFOLIO'S MANAGEMENT TEAM.

MANAGED SECTORS SERIES

For the six months ended June 30, 2004, Initial Class shares of the series provided a total return of 1.61% and Service Class shares 1.46%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 2.74% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks.

DETRACTORS FROM PERFORMANCE

Stock selection in leisure, as well as an overweighted position in the sector, held back relative returns. Several media companies in the series, including Viacom, Clear Channel Communications, and Westwood One, fell short of our growth expectations as they failed to enjoy the strong increases in advertising revenues we had anticipated in an improving economy. By period-end we had sold our Westwood One position. Elsewhere in the leisure sector, our holding in cable operator Comcast fell after the firm's unsuccessful bid to acquire Disney. We believe Comcast and other cable company stocks remained under pressure because of fears of increasing competition from satellite and DSL (digital subscriber line) operators.

Although technology holdings as a group detracted only modestly from relative results, several stocks in the sector were among the series' most significant individual detractors. These included storage management software firm VERITAS Software, whose stock declined as the firm lowered its earnings projections and moved to restate prior-year results. Semiconductor equipment maker Novellus Systems, despite beating consensus earnings estimates and raising forward earnings projections, languished, in our view, because investors questioned the sustainability of the semiconductor business cycle. The series' Novellus Systems stock was sold during the period.

IAC/InterActiveCorp stock lost traction, we feel, on concerns that online booking agents would get shut out of more desirable flights and rooms as travel demand recovered. Elsewhere in technology, underweighting cellular communications products firm QUALCOMM and missing nearly all of the stock's strong rise over the period also subtracted from relative results. The series did not own QUALCOMM at period-end.

CONTRIBUTORS TO PERFORMANCE

On a sector basis, stock selection in utilities and communications and retailing contributed most strongly to relative performance.

In the utilities and communications sector, cellular phone stocks in general rose during the bidding war for AT&T Wireless that culminated in the firm's purchase by Cingular, a joint venture of BellSouth and SBC Communications. We sold our holdings in both AT&T Wireless and rival Sprint PCS during the rally.

The series' underweighted position in Wal-Mart was the largest relative contributor in the retailing sector. Disappointing sales and a class action lawsuit exerted pressure on the stock during the period in our view. At period-end the portfolio did not hold Wal-Mart stock.

A number of technology stocks were also among the series' largest relative contributors. Business infrastructure software provider Akamai Technologies, whose core service essentially allows customers to enhance Web site performance while lowering costs, was propelled by robust financial results. Online auctioneer eBay likewise delivered strong relative performance. In our view, eBay benefited from a growing trend toward online business transactions. Underweighting semiconductor giant Intel also helped relative results as the stock declined over the period.

Individual stock contributors elsewhere in the series included cosmetics firm Avon Products and analytical tool maker Waters Corporation. Avon enjoyed solid revenue growth across all geographies. Waters experienced improving end-market demand for its products as a range of companies -- from industrial to biotechnology concerns -- invested more money on research and development.

MASSACHUSETTS INVESTORS TRUST SERIES

For the six months ended June 30, 2004, the series provided a total return of 2.48% for Initial Class shares and 2.40% for Service Class shares. These returns, which include the reinvestment of any capital gains and dividend distributions but do not reflect any applicable contract or surrender charges, compare with a return of 3.44% for the series' benchmark, the Standard & Poor's 500 Stock Index, (S&P 500), which is a commonly used measure of the broad U.S. stock market. Over the same period, the average large cap core portfolio tracked by Lipper Inc. returned 1.98%.

DETRACTORS TO PERFORMANCE

The three principal detractors from performance were the leisure, technology, and financial services sectors. In each case the main source of underperformance was stock selection. An overweighted position in the leisure sector also hurt performance.

The primary detractor in leisure was our position in Fox Entertainment, which performed poorly and is not in the S&P 500 Stock Index. In addition, our positions in Viacom and the New York Times were negative contributors as both stocks held back the series.

The leading detractor among technology sector holdings was Nortel Networks, which performed poorly and is not tracked by the benchmark. Not owning cellular communications products firm QUALCOMM, which is a holding in the benchmark, also detracted from relative results as the stock, which we had felt was highly valued, continued to advance over the period.

Other stocks that performed poorly were Tenet Healthcare, Vodafone, Union Pacific, and Merrill Lynch. As of period-end, Tenet and Union Pacific were no longer holdings in the series. Another negative was our underweighted position in Exxon Mobil, which was sold out of the series during the period.

CONTRIBUTORS TO PERFORMANCE

Retailing, industrial goods and services, and basic materials were the sectors that provided the largest positive contribution to relative performance to the series.

Our underweighted position in retail stock Wal-Mart was the largest single positive contributor to performance. We sold our position in Wal-Mart during the period. Stock selection was also the main factor in industrial goods and services, led by our overweighted position in Tyco.

In basic materials, our overweighted position in Monsanto helped boost relative performance.

As we noted above, technology was one of our more disappointing sectors during the period. However, an underweighted position in tech stock Intel was a leading positive contributor to the series' performance.

Other stocks that performed well were Reckitt Benckiser, Harley-Davidson, and British Petroleum. Our underweighted position in Pfizer, which performed below the benchmark, was also a positive. As of period-end, Pfizer was no longer a holding in the series.

NOTE TO CONTRACT OWNERS: EFFECTIVE FEBRUARY 17, 2004, BROOKS TAYLOR WAS NO LONGER A MANAGER OF THE SERIES. EFFECTIVE JULY 1, 2004, T. KEVIN BEATTY WAS ADDED AS A MANAGER OF THE SERIES.

MID CAP GROWTH SERIES

For the six months ended June 30, 2004, Initial Class shares of the series provided a total return of 8.30% and Service Class shares 8.13%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 5.94% over the same period for the series' benchmark, the Russell MidCap Growth Index, which measures the performance of mid-cap U.S. growth stocks. Over the same period, the average mid-cap growth fund tracked by Lipper Inc. returned 4.62%.

CONTRIBUTORS TO PERFORMANCE

The series' strongest-performing sectors over the period, relative to its benchmark, the Russell MidCap Growth Index, were health care, special products and services, and utilities and communications. In all three sectors, the series benefited from strong stock selection. In the utilities and communications sector, a significant overweighting also contributed to positive results.

In the health care sector, the series' best-performing stocks, on a relative basis, were CYTYC, Millipore, C.R. Bard, and Fisher Scientific. The share price of CYTYC, which we view as a leader in cervical cancer diagnostic testing, surged as the introduction of the company's new imaging system for screening tissue samples prompted analysts to raise earnings estimates. Similarly, stock in medical products firm C.R. Bard rose as the company posted solid earnings growth driven, we believe, by new product introductions and strong execution of the company's business plan.

The series' holding in post-secondary education provider Career Education Corp. added to relative results in the special products and services sector.

In the utilities and communications arena, the series' strongest relative contributors were cellular communications tower operators American Tower and Crown Castle International, as well as wireless infrastructure firm Andrew Corp.

Stocks in other sectors that aided relative performance included semiconductor firm Marvell Technology Group and pet products retailer PETsMART.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure sector held back relative returns. NTL, the largest cable and broadband operator in the United Kingdom, was the greatest relative detractor in the sector. NTL's stock price declined after the company reported earnings that fell short of some analysts' expectations. Citadel Broadcasting, Westwood One, and several other media companies also detracted from relative results. We believe these holdings fell short of our growth expectations because they did not experience the rising advertising revenues that we had anticipated in an improving economy.

A relative underweighting hurt performance in the industrial goods and services sector.

Although overall stock selection in the technology sector was positive, three of the series' largest relative detractors were technology stocks -- VERITAS Software, PMC-Sierra, and Cymer.

NOTE TO CONTRACT OWNERS: EFFECTIVE JULY 1, 2004, CAMILLE H. LEE BECAME A MANAGER OF THE PORTFOLIO.

RESEARCH SERIES

For the six months ended June 30, 2004, the series' Initial Class shares provided a total return of 5.18%, and Service Class shares returned 5.07%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 3.44% for the series' benchmark, the Standard & Poor's 500 Stock Index (S&P 500).

CONTRIBUTORS TO PERFORMANCE

The main contributor to the series' relative performance during the six-month period ended June 30, 2004, was stock selection in the technology sector. Four of the top 10 contributors to the relative performance were technology companies: NetScreen Technologies, Nortel Networks, Marvell Technology Group, and Akamai Technologies. These companies posted strong absolute returns during the period and are not tracked by the portfolio's benchmark, the S&P 500, which helped boost relative performance. Also in the technology sector we held an underweighted position in Intel during a period in which it underperformed the broader market. As a result, it was a primary contributor to relative performance. NetScreen Technologies was sold from the portfolio before the end of the period.

Stock selection in the utilities and communications sector also helped relative results. The series' top individual contributor, Sprint PCS Group, came from this sector. By period-end, Sprint had merged its cellular division PCS stock back into parent company's Sprint FON stock.

Stock selection in the basic materials sector bolstered returns as well, with Monsanto providing strong performance as one of the portfolio's top 10 contributors. Several other individual holdings also helped drive performance, including Chicago Mercantile Exchange Holdings, Getty Images, and Tyco International. Like NetScreen, our position in Tyco was sold from the portfolio before the period concluded.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure sector proved to be most problematic to performance during the six-month period, with Clear Channel Communications and Cumulus Media among the 10 top individual detractors in the portfolio. Cumulus Media performed poorly during the period and is not tracked by the benchmark index, which had the effect of heightening negative relative performance.

Stock selection in the retailing sector also was one of the leading detractors from relative performance. Our position in Hot Topic, which was not tracked by the S&P 500, struggled in particular. Stock selection in the energy sector was another drag on relative performance. While our investment in Exxon Mobil added to absolute returns, our decision to hold a smaller weighting in the stock than the benchmark hurt relative returns.

Technology was the top-performing sector during the period, but several of our technology holdings encountered difficulties, including Agere Systems, Ascential Software, and Novellus Systems, which were among the top 10 individual detractors from the portfolio. Other primary detractors included Franklin Resources, Tenet Healthcare, and Career Education. Our positions in Exxon Mobil, Agere Systems, and Novellus Systems were sold from the portfolio before the end of the period.

TOTAL RETURN SERIES

For the six months ended June 30, 2004, the series provided a total return of 2.63% for Initial Class shares and 2.51% for Service Class shares. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with returns of 3.44% and 0.15%, respectively, for the series' benchmarks, the Standard & Poor's 500 Stock Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasuries, government-agency securities (excluding mortgage-backed securities), and investment-grade domestic corporate debt. Over the same period, the average balanced fund portfolio tracked by Lipper Inc. returned 1.79%.

EQUITY CONTRIBUTORS TO PERFORMANCE

Utilities and communications, energy, and technology were the three sectors that provided the largest positive relative performance to the series.

In utilities and communications, it was our overweighted position and stock selection in the sector that were the main sources of positive returns. In fact, the top two positive contributors to the series' relative performance during the period were utilities and communication holdings AT&T Wireless and TXU.

An overweighted position in the energy sector added to positive relative performance. The strongest performer in this sector was Schlumberger.

Our underweighted position in technology, coupled with stock selection, helped the series' performance. Specifically avoiding tech stock Intel, which is in the S&P 500, helped in this sector.

Other stocks that performed well were Owens-Illinois and Hartford Financial Services. Our underweighted position in Pfizer was also a positive.

FIXED-INCOME CONTRIBUTORS TO PERFORMANCE

During the period, the series was positioned for a rising interest-rate environment. As a result, we had less interest-rate exposure than the benchmark.

Mortgage-backed securities, including residential and commercial mortgages, also performed well during the period.

EQUITY DETRACTORS TO PERFORMANCE

The two principal detractors from performance during the period were the leisure and financial services sectors. In both cases, the main sources of underperformance were stock selection and overweighted positions.

The primary detractors in leisure were our overweighted positions in Viacom and Comcast, both of which performed poorly.

Mellon Financial and Merrill Lynch, primary detractors in financial services, performed poorly.

While technology was one of our most positive sectors overall, we did miss out on some technology opportunities by not owning strong tech stocks Yahoo, eBay, and QUALCOMM, all three of which performed well and are in the benchmark.

Vodafone was another stock that held back the series' performance.

FIXED-INCOME DETRACTORS TO PERFORMANCE

During the period, we were overweighted in investment-grade corporate bonds. This market, in general, slightly underperformed Treasuries.

NOTE TO CONTRACT OWNERS: EFFECTIVE JULY 1, 2004, ALAN LANGSNER, EDWARD BALDINI AND KATE MEAD JOINED THE PORTFOLIO'S MANAGEMENT TEAM.

UTILITIES SERIES

For the six months ended June 30, 2004, Initial Class shares of the series provided a total return of 6.15% and Service Class shares 5.90%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 3.80% over the same period for the series' benchmark, the Standard & Poor's 500 Utilities Index (the S&P Utilities Index), which measures the performance of the utilities sector. Over the same period, the average utility fund tracked by Lipper Inc. returned 4.15%.

MARKET ENVIRONMENT

During the six-month period ended June 30, 2004, we believe rising interest rates, new dividend tax rates, and climbing energy prices were key factors affecting utility securities. Early in the period, investors, in our view, put an overly high premium on stocks of utilities with high dividend yields. This was caused, we believe, by the combination of new, lower tax rates on dividends and historically low yields from Treasuries and other "AAA"-rated securities. In March and April of 2004, however, interest rates rose sharply responding to improving employment numbers and indications that the Federal Reserve Board might soon raise its target federal funds rate (which in fact occurred on the last day of the period). Prices of many higher-yielding utilities subsequently fell back to what we considered reasonable -- and in some cases, quite attractive -- valuations.

Terrorism concerns, tight production and refining capacity, and soaring demand driven by a global economic recovery were factors that we believe led energy prices to rise sharply over the period. This was particularly bad for natural gas transmission and distribution firms, which experienced lower customer demand as prices rose.

In the wireless phone business, we believe the key event of the period was the acquisition of AT&T Wireless by Cingular, the wireless carrier that is a joint venture of SBC Communications and BellSouth. In the bidding war that preceded the deal, U.K.-based Vodafone made what we felt was an overly aggressive bid for AT&T, and Cingular finally bought AT&T at a price that we thought was relatively high.

In the cable business, most firms, in our view, reported relatively good results over the period. However, we believe investors were worried about increasing competition in the video and high-speed data markets. In addition, we think Comcast's unsuccessful bid to acquire Disney raised investor concerns that Comcast may have attempted the acquisition because its outlook on its own cable business was worsening.

In the final months of the period, the specter of rising interest rates, we believe, also triggered large investor outflows in emerging market securities, which have tended to be particularly sensitive to the interest rate environment. This proved negative for the series' holdings in emerging market utilities and telecommunications issues.

CONTRIBUTORS TO PERFORMANCE

For the six-month period, the series outperformed the utilities sector as measured by its benchmark, the S&P Utilities Index.

In terms of industries, the top contributors to performance, relative to the S&P Utilities Index, were electric power generators and wireless communications firms. In the electric power industry, our holding in Reliant Energy was a top contributor to relative performance as the company restructured itself under new management. We also benefited by largely avoiding Southern Company, one of the electric utilities with high dividend yields that we felt was overvalued in late 2003 and early 2004. Over the period, Southern's shares fell in price, and we did not hold any Southern stock at period-end.

In the wireless (cellular telephone) area, our position in Sprint PCS was the strongest contributor to relative performance. The firm's stock soared during the period as the bidding war for AT&T Wireless drove up stock prices across the cellular industry. We sold a large part of our Sprint PCS stock into that rally. Our remaining Sprint PCS holdings became Sprint FON holdings late in the period, as Sprint's wireless and wireline stocks, which had been separated years earlier, were recombined under the Sprint FON name.

Elsewhere in the wireless area, we sold our AT&T Wireless position at a profit during the bidding war. Our holding in Mexican carrier American Movil also added to relative results.

Our holding in natural gas distribution firm Equitable Resources also helped performance as the stock rose strongly over the period.

DETRACTORS FROM PERFORMANCE

On an industry basis, the largest relative detractors from performance were positions in telephone services and broadcast and cable firms. Around the globe, wireline companies in general saw slow growth and underperformed faster-growing wireless firms. Specific detractors in the industry included Brasil Telecom, which was hurt by a general downturn in emerging market stocks late in the period, and SBC Communications, one of the "Baby Bell" firms (companies created in the breakup of the original Bell Telephone System.)

As mentioned earlier, we believe cable and satellite stocks were hurt by investor concerns about increased competition and questionable mergers and acquisitions. Our Comcast position lost value after the company's failed bid for Disney.

Some of our electric utility positions also detracted from relative results. While our stock in TXU Corp. generated a strong absolute return, we had a smaller position than our benchmark and therefore our TXU position hurt relative performance. Similarly, a significant underweighting in Edison International hurt relative returns as the stock outperformed the broad utilities market. We sold our Edison International position during the period.

In the natural gas pipeline industry, underweighting The Williams Companies and missing much of the stock's strong return hurt relative performance. The portfolio did not hold any Williams stock at period-end.

Our position in Vodafone Group, one of the world's largest cellular firms, also hurt relative results. The stock dipped on what we believe was negative investor reaction to Vodafone's bid for AT&T Wireless.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFSportfolio. References to specific securities are not recommendations of such securities and may not be representative of any MFS portfolio's current or future investments.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Comparative benchmark results are average annual returns. Periods less than one year are actual, not annualized. (See Notes to Performance Summary.)

VISIT sunlife-usa.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, VISIT sunlife-usa.com.

                   TOTAL RATES OF RETURN THROUGH JUNE 30, 2004

CAPITAL APPRECIATION SERIES(1)

Initial Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +3.52%    +14.99%    -19.62%      -27.02%   +116.65%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +14.99%     -7.02%       -6.11%     +8.04%
---------------------------------------------------------------------------------------------------------------------

Service Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +3.36%    +14.74%    -20.22%      -27.57%   +115.03%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +14.74%     -7.25%       -6.25%     +7.96%
---------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Average large-cap
growth fund+                                                     +2.32%    +15.51%     -4.85%       -5.30%     +8.62%
---------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index#                                       +2.74%    +17.88%     -3.74%       -6.48%    +10.11%
---------------------------------------------------------------------------------------------------------------------

+Source: Lipper, Inc., an independent firm that reports fund performance. #Source: Standard & Poor's Micropal, Inc.
A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit. See Notes to Financial Statements.

EMERGING GROWTH SERIES(1),(2)

Initial Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS      LIFE*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +5.28%    +17.91%    -21.10%      -24.26%   +105.70%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +17.91%     -7.59%       -5.41%     +8.19%
---------------------------------------------------------------------------------------------------------------------

Service Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS      LIFE*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +5.10%    +17.51%    -21.75%      -24.88%   +104.00%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +17.51%     -7.85%       -5.56%     +8.09%
---------------------------------------------------------------------------------------------------------------------

Comparative Benchmark

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS      LIFE*
---------------------------------------------------------------------------------------------------------------------
Russell 3000 Growth Index#                                       +2.96%    +18.82%     -3.48%       -6.05%     +8.45%
---------------------------------------------------------------------------------------------------------------------

#Source: Standard & Poor's Micropal, Inc.
*For the period from the commencement of the series' investment operations,
 May 1, 1995, through June 30, 2004. Index information is from May 1, 1995.
A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit. See Notes to Financial Statements.

GLOBAL GROWTH SERIES(1),(2),(3)

Initial Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +3.59%    +25.39%     +2.83%      +16.60%   +137.22%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +25.39%     +0.93%       +3.12%     +9.02%
---------------------------------------------------------------------------------------------------------------------

Service Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +3.53%    +25.03%     +2.00%      +15.65%   +135.30%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +25.03%     +0.66%       +2.95%     +8.93%
---------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
MSCI All Country World
Free Index#                                                      +3.57%    +24.92%     +1.80%       -1.14%     +7.18%
---------------------------------------------------------------------------------------------------------------------
MSCI All Country World
Free Growth Index# ~                                             +2.50%    +21.43%     +0.92%       -3.96%         --
---------------------------------------------------------------------------------------------------------------------
MSCI World Growth Index#                                         +2.74%    +21.10%     +0.51%       -4.23%     +6.42%
---------------------------------------------------------------------------------------------------------------------

#Source: Standard & Poor's Micropal, Inc.
~Returns for the MSCI All Country World Free Growth Index are not available for periods prior to December 31, 1996.
A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit. See Notes to Financial Statements.

MANAGED SECTORS SERIES(1),(4),(5)

Initial Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +1.61%    +12.11%    -18.05%      -22.98%   +105.39%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +12.11%     -6.42%       -5.09%     +7.46%
---------------------------------------------------------------------------------------------------------------------

Service Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +1.46%    +11.79%    -18.66%      -23.56%   +103.84%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +11.79%     -6.65%       -5.23%     +7.38%
---------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index#                                       +2.74%    +17.88%     -3.74%       -6.48%    +10.11%
---------------------------------------------------------------------------------------------------------------------

#Source: Standard & Poor's Micropal, Inc.
A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit. See Notes to Financial Statements.

MASSACHUSETTS INVESTORS TRUST SERIES(1)

Initial Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +2.48%    +15.17%     -7.05%      -15.36%   +153.88%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +15.17%     -2.41%       -3.28%     +9.76%
---------------------------------------------------------------------------------------------------------------------

Service Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +2.40%    +14.89%     -7.72%      -15.97%   +152.06%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +14.89%     -2.64%       -3.42%     +9.69%
---------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Average large cap
core fund+                                                       +1.98%    +16.07%     -2.89%       -3.23%     +9.64%
---------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                                                     +3.44%    +19.10%     -0.69%       -2.20%    +11.82%
---------------------------------------------------------------------------------------------------------------------

+Source: Lipper, Inc.
#Source: Standard & Poor's Micropal, Inc.
A portion of the returns shown is attributable to the receipt of non-recurring payments in settlement of two class action lawsuits. See Notes to Financial Statements.

MID CAP GROWTH SERIES(1),(6)

Initial Class

                                                                          6 MONTHS     1 YEAR      3 YEARS      LIFE*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                                     +8.30%    +25.40%      -35.61%    -44.97%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                    --     +25.40%      -13.65%    -14.44%
---------------------------------------------------------------------------------------------------------------------

Service Class

                                                                          6 MONTHS     1 YEAR      3 YEARS      LIFE*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                                     +8.13%    +25.29%      -35.96%    -45.27%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                    --     +25.29%      -13.80%    -14.56%
---------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                                                          6 MONTHS     1 YEAR      3 YEARS      LIFE*
---------------------------------------------------------------------------------------------------------------------
Average mid-cap growth fund+                                                +4.62%    +22.64%       -2.49%    -10.57%
---------------------------------------------------------------------------------------------------------------------
Russell MidCap Growth Index#                                                +5.94%    +27.33%       +0.23%    -11.00%
---------------------------------------------------------------------------------------------------------------------

+Source: Lipper, Inc.
#Source: Standard & Poor's Micropal, Inc.
*For the period from the commencement of the series' investment operations, August 31, 2000, through June 30, 2004. Index information is from September 1, 2000.

RESEARCH SERIES(1)

Initial Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS      LIFE*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +5.18%    +18.54%    -10.84%      -15.28%   +132.02%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +18.54%     -3.75%       -3.26%     +9.12%
---------------------------------------------------------------------------------------------------------------------

Service Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS      LIFE*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +5.07%    +18.20%    -11.57%      -15.97%   +130.14%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +18.20%     -4.01%       -3.42%     +9.03%
---------------------------------------------------------------------------------------------------------------------

Comparative Benchmark

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS      LIFE*
---------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                                                     +3.44%    +19.10%     -0.69%       -2.20%    +11.45%
---------------------------------------------------------------------------------------------------------------------

#Source: Standard & Poor's Micropal, Inc.
*For the period from the commencement of the series' investment operations, November 7, 1994, through June 30, 2004. Index information is from November 1, 1994.
A portion of the returns shown is attributable to the receipt of non-recurring payments in settlement of two class action lawsuits. See Notes to Financial Statements.

TOTAL RETURN SERIES(1),(7)

Initial Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +2.63%    +11.09%    +13.59%      +30.39%   +171.82%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +11.09%     +4.34%       +5.45%    +10.52%
---------------------------------------------------------------------------------------------------------------------

Service Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +2.51%    +10.86%    +12.78%      +29.46%   +169.89%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +10.86%     +4.09%       +5.30%    +10.44%
---------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Average balanced fund+                                           +1.79%    +11.65%     +1.58%       +1.53%     +8.69%
---------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index#                                                      +0.15%     +0.32%     +6.36%       +6.95%     +7.39%
---------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                                                     +3.44%    +19.10%     -0.69%       -2.20%    +11.82%
---------------------------------------------------------------------------------------------------------------------

+Source: Lipper, Inc.
#Source: Standard & Poor's Micropal, Inc.

UTILITIES SERIES(1),(7),(8),(9)

Initial Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +6.15%    +19.21%     -7.18%       +6.42%   +196.54%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +19.21%     -2.45%       +1.25%    +11.48%
---------------------------------------------------------------------------------------------------------------------

Service Class

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +5.90%    +18.88%     -7.97%       +5.52%   +194.03%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --     +18.88%     -2.73%       +1.08%    +11.39%
---------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                                               6 MONTHS     1 YEAR    3 YEARS      5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Average utility fund+                                            +4.15%    +13.35%     -5.57%       -1.63%     +8.17%
---------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500
Utilities Index#                                                 +3.80%    +11.49%    -10.03%       -2.00%     +6.87%
---------------------------------------------------------------------------------------------------------------------

+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee. Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the series' performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of dividends and capital gains.

KEY RISK CONSIDERATIONS

(1) Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

(2) Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

(3) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

(4) The portfolio focuses on companies in a limited number of sectors making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors than a portfolio that invests more broadly.

(5) When concentrating on one issuer, the portfolio is sensitive to changes in the value of these securities.

(6) Investing in mid-sized companies is riskier than investing in more-established companies.

(7) Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

(8) Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

(9) By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

    These risks may increase unit price volatility. Please see the prospectus for more details about these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
CAPITAL APPRECIATION SERIES

ISSUER                                                                               SHARES          VALUE
STOCKS -- 96.8%
U.S. STOCKS -- 91.9%
AEROSPACE -- 1.5%
Lockheed Martin Corp.                                                                 208,600   $    10,863,888
                                                                                                ---------------
AIRLINES -- 1.1%
Southwest Airlines Co.                                                                466,600   $     7,824,882
                                                                                                ---------------
APPAREL MANUFACTURERS -- 0.7%
Nike, Inc., "B"                                                                        44,400   $     3,363,300
Polo Ralph Lauren Corp., "A"                                                           56,700         1,953,315
                                                                                                ---------------
                                                                                                $     5,316,615
                                                                                                ---------------
AUTOMOTIVE -- 0.6%
Harley-Davidson, Inc.                                                                  73,300   $     4,540,202
                                                                                                ---------------
BANKS & CREDIT COMPANIES -- 3.3%
American Express Co.                                                                  182,300   $     9,366,574
Citigroup, Inc.                                                                       307,503        14,298,889
                                                                                                ---------------
                                                                                                $    23,665,463
                                                                                                ---------------
BIOTECHNOLOGY -- 5.8%
Amgen, Inc.*                                                                          417,800   $    22,799,346
Genzyme Corp.*                                                                        256,000        12,116,480
Gilead Sciences, Inc.*                                                                108,500         7,269,500
                                                                                                ---------------
                                                                                                $    42,185,326
                                                                                                ---------------
BROADCAST & CABLE TV -- 3.6%
Citadel Broadcasting Corp.*                                                           290,700   $     4,235,499
Comcast Corp., "A"*                                                                   493,600        13,835,608
EchoStar Communications Corp., "A"*                                                   261,695         8,047,121
                                                                                                ---------------
                                                                                                $    26,118,228
                                                                                                ---------------
BROKERAGE & ASSET MANAGERS -- 1.5%
Ameritrade Holding Corp.*                                                             151,000   $     1,713,850
Goldman Sachs Group, Inc.                                                              38,380         3,613,861
Merrill Lynch & Co., Inc.                                                             101,770         5,493,545
                                                                                                ---------------
                                                                                                $    10,821,256
                                                                                                ---------------
BUSINESS SERVICES -- 2.0%
DST Systems, Inc.*                                                                     99,600   $     4,789,764
Getty Images, Inc.*                                                                    71,000         4,260,000
Manpower, Inc.                                                                        102,300         5,193,771
                                                                                                ---------------
                                                                                                $    14,243,535
                                                                                                ---------------
CHEMICALS -- 0.3%
E.I. du Pont de Nemours & Co.                                                          41,600   $     1,847,872
                                                                                                ---------------
COMPUTER SOFTWARE -- 5.0%
Ascential Software Corp.*                                                             122,800   $     1,963,572
Microsoft Corp.                                                                     1,023,500        29,231,160
VERITAS Software Corp.*                                                               181,900         5,038,630
                                                                                                ---------------
                                                                                                $    36,233,362
                                                                                                ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.6%
Hewlett-Packard Co.                                                                   256,700   $     5,416,370
International Business Machines Corp.                                                 153,800        13,557,470
                                                                                                ---------------
                                                                                                $    18,973,840
                                                                                                ---------------
CONSUMER GOODS & SERVICES -- 3.9%
Career Education Corp.*                                                                58,700   $     2,674,372
Colgate-Palmolive Co.                                                                 135,200         7,902,440
Orbitz, Inc.*                                                                         164,600         3,558,652
Procter & Gamble Co.                                                                  263,000        14,317,720
                                                                                                ---------------
                                                                                                $    28,453,184
                                                                                                ---------------
ELECTRICAL EQUIPMENT -- 5.8%
Emerson Electric Co.                                                                   89,600   $     5,694,080
General Electric Co.                                                                  759,300        24,601,320
Tyco International Ltd.                                                               345,900        11,463,126
                                                                                                ---------------
                                                                                                $    41,758,526
                                                                                                ---------------
ELECTRONICS -- 5.4%
Amphenol Corp., "A"*                                                                   90,700   $     3,022,124
Analog Devices, Inc.                                                                  125,290         5,898,653
Applied Materials, Inc.*                                                              233,800         4,587,156
Intel Corp.                                                                           690,300        19,052,280
Texas Instruments, Inc.                                                               287,100         6,942,078
                                                                                                ---------------
                                                                                                $    39,502,291
                                                                                                ---------------
ENTERTAINMENT -- 0.9%
Clear Channel Communications, Inc.                                                    175,595   $     6,488,235
                                                                                                ---------------
FOOD & DRUG STORES -- 1.5%
CVS Corp.                                                                             172,800   $     7,261,056
Rite Aid Corp.*                                                                       739,100         3,858,102
                                                                                                ---------------
                                                                                                $    11,119,158
                                                                                                ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.2%
PepsiCo, Inc.                                                                         244,400   $    13,168,272
SYSCO Corp.                                                                            80,800         2,898,296
                                                                                                ---------------
                                                                                                $    16,066,568
                                                                                                ---------------
GAMING & LODGING -- 1.1%
Carnival Corp.                                                                         76,900   $     3,614,300
Cendant Corp.                                                                         183,600         4,494,528
                                                                                                ---------------
                                                                                                $     8,108,828
                                                                                                ---------------
GENERAL MERCHANDISE -- 2.5%
Kohl's Corp.*                                                                          96,000   $     4,058,880
Target Corp.                                                                          326,040        13,846,919
                                                                                                ---------------
                                                                                                $    17,905,799
                                                                                                ---------------
INSURANCE -- 2.7%
American International Group, Inc.                                                    204,100   $    14,548,248
St. Paul Travelers Cos., Inc.                                                         123,800         5,018,852
                                                                                                ---------------
                                                                                                $    19,567,100
                                                                                                ---------------
INTERNET -- 3.9%
eBay, Inc.*                                                                            91,400   $     8,404,230
InterActiveCorp.*                                                                     486,600        14,666,124
Yahoo!, Inc.*                                                                         148,200         5,384,106
                                                                                                ---------------
                                                                                                $    28,454,460
                                                                                                ---------------
LEISURE & TOYS -- 0.5%
Electronic Arts, Inc.*                                                                 70,900   $     3,867,595
                                                                                                ---------------
MACHINERY & TOOLS -- 2.3%
Caterpillar, Inc.                                                                      98,500   $     7,824,840
Eaton Corp.                                                                            59,800         3,871,452
Illinois Tool Works, Inc.                                                              53,600         5,139,704
                                                                                                ---------------
                                                                                                $    16,835,996
                                                                                                ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 1.1%
Caremark Rx, Inc.*                                                                    176,600   $     5,817,204
HCA, Inc.                                                                              53,600         2,229,224
                                                                                                ---------------
                                                                                                $     8,046,428
                                                                                                ---------------
MEDICAL EQUIPMENT -- 3.9%
Baxter International, Inc.                                                            112,700   $     3,889,277
C.R. Bard, Inc.                                                                         5,400           305,910
CTI Molecular Imaging, Inc.*                                                          182,700         2,590,686
Guidant Corp.                                                                          60,800         3,397,504
Medtronic, Inc.                                                                       269,700        13,139,784
Thermo Electron Corp.*                                                                172,700         5,308,798
                                                                                                ---------------
                                                                                                $    28,631,959
                                                                                                ---------------
OIL SERVICES -- 2.1%
BJ Services Co.*                                                                       59,000   $     2,704,560
GlobalSantaFe Corp.                                                                   145,700         3,861,050
Noble Corp.*                                                                          106,900         4,050,441
Smith International, Inc.*                                                             80,700         4,499,832
                                                                                                ---------------
                                                                                                $    15,115,883
                                                                                                ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 2.0%
Dell, Inc.*                                                                           364,500   $    13,056,390
Lexmark International, Inc., "A"*                                                      11,800         1,139,054
                                                                                                ---------------
                                                                                                $    14,195,444
                                                                                                ---------------
PHARMACEUTICALS -- 11.3%
Abbott Laboratories                                                                   223,000   $     9,089,480
Eli Lilly & Co.                                                                        77,600         5,425,016
Johnson & Johnson                                                                     473,200        26,357,240
Pfizer, Inc.                                                                          780,385        26,751,598
Wyeth                                                                                 392,000        14,174,720
                                                                                                ---------------
                                                                                                $    81,798,054
                                                                                                ---------------

ISSUER                                                                               SHARES          VALUE
STOCKS -- continued
U.S. STOCKS -- continued
POLLUTION CONTROL -- 0.5%
Waste Management, Inc.                                                                126,300   $     3,871,095
                                                                                                ---------------
RESTAURANTS -- 0.8%
ARAMARK Corp., "B"                                                                     84,500   $     2,430,220
Outback Steakhouse, Inc.                                                               87,600         3,623,136
                                                                                                ---------------
                                                                                                $     6,053,356
                                                                                                ---------------
SPECIALTY STORES -- 3.0%
Best Buy Co., Inc.                                                                     86,300   $     4,378,862
CarMax, Inc.*                                                                         169,800         3,713,526
Lowe's Co., Inc.                                                                      117,000         6,148,350
PETsMART, Inc.                                                                        115,900         3,760,955
TJX Cos., Inc.                                                                        151,200         3,649,968
                                                                                                ---------------
                                                                                                $    21,651,661
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.5%
Andrew Corp.*                                                                         184,800   $     3,697,848
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELINE -- 3.8%
Cisco Systems, Inc.*                                                                1,171,440   $    27,763,128
                                                                                                ---------------
TELEPHONE SERVICES -- 0.8%
Sprint FON Group                                                                      324,350   $     5,708,560
                                                                                                ---------------
TRUCKING -- 1.4%
FedEx Corp.                                                                           121,900   $     9,958,011
                                                                                                ---------------
    Total U.S. Stocks                                                                           $   667,253,636
                                                                                                ---------------
FOREIGN STOCKS -- 4.9%
BERMUDA -- 1.9%
Accenture Ltd., "A" (Business Services)*                                              199,300   $     5,476,764
Marvell Technology Group Ltd.
  (Electronics)*                                                                      163,000         4,352,100
XL Capital Ltd., "A" (Insurance)                                                       58,000         4,376,680
                                                                                                ---------------
                                                                                                $    14,205,544
                                                                                                ---------------
BRAZIL -- 0.3%
Companhia Vale do Rio Doce, ADR
  (Metals & Mining)                                                                    41,300   $     1,963,815
                                                                                                ---------------
JAPAN -- 0.2%
SOFTBANK CORP. (Business Services)                                                     37,500   $     1,646,166
                                                                                                ---------------
SWITZERLAND -- 0.6%
Roche Holding AG (Pharmaceuticals)                                                     40,900   $     4,051,122
                                                                                                ---------------
UNITED KINGDOM -- 1.9%
Amdocs Ltd. (Computer Software)*                                                      242,700   $     5,686,461
AstraZeneca PLC (Pharmaceuticals)                                                      80,200         3,597,064
Vodafone Group PLC, ADR
  (Telecommunications -- Wireless)                                                    192,406         4,252,173
                                                                                                ---------------
                                                                                                $    13,535,698
                                                                                                ---------------
    Total Foreign Stocks                                                                        $    35,402,345
                                                                                                ---------------
    Total Stocks (Identified Cost, $645,781,052)                                                $   702,655,981
                                                                                                ---------------

                                                                                   PAR AMOUNT
ISSUER                                                                            (000 OMITTED)     VALUE
SHORT-TERM OBLIGATION -- 0.6%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                                              $         4,411   $     4,411,000
                                                                                                ---------------
REPURCHASE AGREEMENT -- 2.1%
Morgan Stanley, 1.50%, dated 6/30/04,
  due 7/01/04, total to be received $14,817,617
  (secured by various U.S. Treasury and
  Federal Agency obligations in a
  jointly traded account), at cost                                            $        14,817   $    14,817,000
                                                                                                ---------------
    Total Investments (Identified Cost, $665,009,052)                                           $   721,883,981
                                                                                                ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.5%                                                                            3,858,452
                                                                                                ---------------
    NET ASSETS -- 100.0%                                                                        $   725,742,433
                                                                                                ===============

           See portfolio footnotes and notes to financial statements.

EMERGING GROWTH SERIES

ISSUER                                                                               SHARES          VALUE
STOCKS -- 98.2%
U.S. STOCKS -- 86.7%
AIRLINES -- 1.1%
JetBlue Airways Corp.^*                                                                40,550   $     1,191,359
Southwest Airlines Co.                                                                215,500         3,613,935
                                                                                                ---------------
                                                                                                $     4,805,294
                                                                                                ---------------
APPAREL MANUFACTURERS -- 0.9%
Coach, Inc.*                                                                           35,100   $     1,586,169
Reebok International Ltd.                                                              70,900         2,550,982
                                                                                                ---------------
                                                                                                $     4,137,151
                                                                                                ---------------
BANKS & CREDIT COMPANIES -- 1.3%
American Express Co.                                                                   79,100   $     4,064,158
Investors Financial Services Corp.^                                                    45,900         2,000,322
                                                                                                ---------------
                                                                                                $     6,064,480
                                                                                                ---------------
BIOTECHNOLOGY -- 6.7%
Amgen, Inc.*                                                                           62,800   $     3,426,996
Celgene Corp.^*                                                                        59,300         3,395,518
Gen-Probe, Inc.*                                                                       58,900         2,787,148
Genentech, Inc.*                                                                       21,900         1,230,780
Genzyme Corp.*                                                                        124,950         5,913,884
Gilead Sciences, Inc.*                                                                120,600         8,080,200
ImClone Systems, Inc.^*                                                                22,400         1,921,696
MedImmune, Inc.*                                                                       96,800         2,265,120
Neurocrine Biosciences, Inc.^*                                                         26,000         1,348,100
                                                                                                ---------------
                                                                                                $    30,369,442
                                                                                                ---------------
BROADCAST & CABLE TV -- 3.6%
Citadel Broadcasting Corp.*                                                           115,700   $     1,685,749
EchoStar Communications Corp., "A"*                                                   179,770         5,527,928
NTL, Inc.*                                                                            108,170         6,232,755
Westwood One, Inc.*                                                                   124,520         2,963,576
                                                                                                ---------------
                                                                                                $    16,410,008
                                                                                                ---------------
BROKERAGE & ASSET MANAGERS -- 3.3%
Ameritrade Holding Corp.*                                                             326,100   $     3,701,235
Chicago Mercantile Exchange^                                                            2,500           360,925
Goldman Sachs Group, Inc.                                                              32,474         3,057,752
Legg Mason, Inc.                                                                       50,400         4,586,904
Merrill Lynch & Co., Inc.                                                              56,024         3,024,176
                                                                                                ---------------
                                                                                                $    14,730,992
                                                                                                ---------------
BUSINESS SERVICES -- 6.0%
Alliance Data Systems Corp.*                                                          116,800   $     4,934,800
Ceridian Corp.*                                                                        91,600         2,061,000
Corporate Executive Board Co.                                                          37,800         2,184,462
DST Systems, Inc.*                                                                    113,300         5,448,597
Getty Images, Inc.*                                                                   100,600         6,036,000
Manpower, Inc.                                                                         39,940         2,027,754
Monster Worldwide, Inc.*                                                               52,200         1,342,584
Paychex, Inc.                                                                          47,800         1,619,464
Robert Half International, Inc.^                                                       57,300         1,705,821
                                                                                                ---------------
                                                                                                $    27,360,482
                                                                                                ---------------
COMPUTER SOFTWARE -- 6.6%
Adobe Systems, Inc.                                                                    91,300   $     4,245,450
Akamai Technologies, Inc.^*                                                            75,100         1,348,045
Mercury Interactive Corp.^*                                                            72,100         3,592,743
Microsoft Corp.                                                                       251,500         7,182,840
Red Hat, Inc.*                                                                        157,900         3,626,963
Symantec Corp.*                                                                       102,300         4,478,694
VERITAS Software Corp.*                                                               203,810         5,645,537
                                                                                                ---------------
                                                                                                $    30,120,272
                                                                                                ---------------
CONSUMER GOODS & SERVICES -- 3.3%
Apollo Group, Inc., "A"*                                                               29,400   $     2,595,726
Career Education Corp.*                                                               130,700         5,954,692
Corinthian Colleges, Inc.*                                                            219,700         5,435,378
Strayer Education, Inc.                                                                 9,500         1,059,915
                                                                                                ---------------
                                                                                                $    15,045,711
                                                                                                ---------------
ELECTRICAL EQUIPMENT -- 1.1%
Tyco International Ltd.                                                               156,300   $     5,179,782
                                                                                                ---------------
ELECTRONICS -- 2.2%
Analog Devices, Inc.                                                                   86,072   $     4,052,270
Integrated Circuit Systems, Inc.*                                                      72,800         1,977,248
PMC-Sierra, Inc.*                                                                     165,300         2,372,055
Xilinx, Inc.                                                                           41,500         1,382,365
                                                                                                ---------------
                                                                                                $     9,783,938
                                                                                                ---------------
ENTERTAINMENT -- 0.6%
Walt Disney Co.                                                                       114,900   $     2,928,801
                                                                                                ---------------
FOOD & DRUG STORES -- 1.6%
CVS Corp.                                                                              42,900   $     1,802,658
Walgreen Co.                                                                          154,840         5,606,756
                                                                                                ---------------
                                                                                                $     7,409,414
                                                                                                ---------------
GAMING & LODGING -- 3.1%
Carnival Corp.                                                                        104,700   $     4,920,900
GTECH Holdings Corp.                                                                   37,200         1,722,732
International Game Technology                                                          49,000         1,891,400
Royal Caribbean Cruises Ltd.^                                                          96,700         4,197,747
WMS Industries, Inc.^*                                                                 48,300         1,439,340
                                                                                                ---------------
                                                                                                $    14,172,119
                                                                                                ---------------
GENERAL MERCHANDISE -- 2.0%
Family Dollar Stores, Inc.                                                             71,400   $     2,171,988
Kohl's Corp.*                                                                          57,020         2,410,806
Target Corp.                                                                          110,420         4,689,537
                                                                                                ---------------
                                                                                                $     9,272,331
                                                                                                ---------------
INTERNET -- 5.0%
eBay, Inc.*                                                                            94,500   $     8,689,275
InterActiveCorp^*                                                                     202,499         6,103,320
Yahoo!, Inc.*                                                                         210,400         7,643,832
                                                                                                ---------------
                                                                                                $    22,436,427
                                                                                                ---------------
LEISURE & TOYS -- 1.2%
Electronic Arts, Inc.*                                                                 96,700   $     5,274,985
                                                                                                ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 3.0%
Caremark Rx, Inc.*                                                                    127,840   $     4,211,049
Fisher Scientific International, Inc.^*                                               101,200         5,844,300
HCA, Inc.                                                                              89,500         3,722,305
                                                                                                ---------------
                                                                                                $    13,777,654
                                                                                                ---------------
MEDICAL EQUIPMENT -- 9.9%
Apogent Technologies, Inc.^*                                                           18,100   $       579,200
Baxter International, Inc.                                                            114,800         3,961,748
C.R. Bard, Inc.                                                                        97,800         5,540,370
Cytyc Corp.*                                                                          398,420        10,107,915
DENTSPLY International, Inc.                                                           59,500         3,099,950
Guidant Corp.                                                                         112,200         6,269,736
Invitrogen Corp.*                                                                      24,600         1,770,954
Medtronic, Inc.                                                                        88,200         4,297,104
Millipore Corp.                                                                        78,900         4,447,593
Waters Corp.^*                                                                         95,700         4,572,546
                                                                                                ---------------
                                                                                                $    44,647,116
                                                                                                ---------------
OIL SERVICES -- 1.8%
BJ Services Co.*                                                                       65,820   $     3,017,189
Cooper Cameron Corp.*                                                                  28,360         1,381,132
GlobalSantaFe Corp.                                                                    61,600         1,632,400
Smith International, Inc.*                                                             41,100         2,291,736
                                                                                                ---------------
                                                                                                $     8,322,457
                                                                                                ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 3.1%
Apple Computer, Inc.*                                                                  86,300   $     2,808,202
CDW Corp.                                                                              36,200         2,308,112
Dell, Inc.*                                                                           194,380         6,962,692
Lexmark International, Inc., "A"*                                                      18,900         1,824,417
                                                                                                ---------------
                                                                                                $    13,903,423
                                                                                                ---------------

ISSUER                                                                               SHARES          VALUE
STOCKS -- continued
U.S. STOCKS -- continued
PHARMACEUTICALS -- 4.6%
Allergan, Inc.                                                                         53,000   $     4,744,560
Eli Lilly & Co.                                                                        33,500         2,341,985
Johnson & Johnson                                                                     142,800         7,953,960
Medicis Pharmaceutical Corp., "A"                                                     143,300         5,724,835
                                                                                                ---------------
                                                                                                $    20,765,340
                                                                                                ---------------
PRINTING & PUBLISHING -- 0.6%
Meredith Corp.                                                                         38,300   $     2,104,968
Playboy Enterprises, Inc.^*                                                            54,100           628,101
                                                                                                ---------------
                                                                                                $     2,733,069
                                                                                                ---------------
RESTAURANTS -- 2.0%
ARAMARK Corp., "B"                                                                    156,770   $     4,508,705
Cheesecake Factory, Inc.^*                                                             28,800         1,145,952
Outback Steakhouse, Inc.                                                               30,820         1,274,715
P.F. Chang's China Bistro, Inc.^*                                                      27,000         1,111,050
Starbucks Corp.*                                                                       18,200           791,336
                                                                                                ---------------
                                                                                                $     8,831,758
                                                                                                ---------------
SPECIALTY STORES -- 3.1%
Best Buy Co., Inc.                                                                     35,500   $     1,801,270
PETsMART, Inc.                                                                         70,400         2,284,480
Ross Stores, Inc.                                                                     114,300         3,058,668
Staples, Inc.                                                                         112,700         3,303,237
Tiffany & Co.                                                                          92,250         3,399,413
                                                                                                ---------------
                                                                                                $    13,847,068
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELESS -- 5.1%
Alamosa Holdings, Inc.*                                                               206,910   $     1,520,788
American Tower Corp., "A"^*                                                           490,860         7,461,072
Andrew Corp.^*                                                                        206,300         4,128,063
Crown Castle International Corp.*                                                     257,700         3,801,075
Nextel Communications, Inc.*                                                           49,300         1,314,338
SpectraSite, Inc.*                                                                    111,010         4,797,852
                                                                                                ---------------
                                                                                                $    23,023,188
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELINE -- 3.6%
Cisco Systems, Inc.*                                                                  381,661   $     9,045,365
Comverse Technology, Inc.*                                                            163,400         3,258,196
F5 Networks, Inc.^*                                                                    29,750           787,780
Harris Corp.^                                                                          35,700         1,811,775
Juniper Networks, Inc.*                                                                56,688         1,392,824
                                                                                                ---------------
                                                                                                $    16,295,940
                                                                                                ---------------
TRUCKING -- 0.3%
Expeditors International of Washington, Inc.                                           27,400   $     1,353,834
                                                                                                ---------------
    Total U.S. Stocks                                                                           $   393,002,476
                                                                                                ---------------
FOREIGN STOCKS -- 11.5%
AUSTRALIA -- 1.0%
News Corp. Ltd. Preferred, ADR
  (Broadcast & Cable TV)                                                              131,700   $     4,330,296
                                                                                                ---------------
BERMUDA -- 1.3%
Marvell Technology Group Ltd.
  (Electronics)*                                                                      228,400   $     6,098,280
                                                                                                ---------------
CANADA -- 1.1%
Aber Diamond Corp. (Metals & Mining)+*                                                  6,600   $       195,204
Aber Diamond Corp. (Metals & Mining)*                                                   7,400           218,865
CoolBrands International, Inc.
  (Food & Non-Alcoholic Beverages)*                                                   106,900         1,746,315
Four Seasons Hotels, Inc.
  (Gaming & Lodging)^                                                                  13,800   $       830,898
Research In Motion Ltd.
  (Telecommunications -- Wireline)*                                                    31,100         2,128,484
                                                                                                ---------------
                                                                                                $     5,119,766
                                                                                                ---------------
FINLAND -- 0.9%
Nokia Corp., ADR (Telecommunications--
  Wireless)                                                                           272,600   $     3,963,604
                                                                                                ---------------
GERMANY -- 1.1%
Bayerische Motoren Werke AG
  (Automotive)                                                                        109,100   $     4,833,379
                                                                                                ---------------
IRELAND -- 0.3%
Elan Corp. PLC, ADR (Pharmaceuticals)^*                                                52,200   $     1,291,428
                                                                                                ---------------
JAPAN -- 0.4%
SOFTBANK CORP. (Business Services)                                                     46,700   $     2,050,025
                                                                                                ---------------
MEXICO -- 1.1%
America Movil S.A. de C.V., ADR
  (Telecommunications -- Wireless)^                                                    82,400   $     2,996,888
Grupo Televisa S.A., ADR (Broadcast &
  Cable TV)                                                                            42,500         1,923,975
                                                                                                ---------------
                                                                                                $     4,920,863
                                                                                                ---------------
SWITZERLAND -- 1.8%
Alcon, Inc. (Medical Equipment)^                                                       43,800   $     3,444,870
Novartis AG (Pharmaceuticals)                                                          71,100         3,137,850
Roche Holding AG (Pharmaceuticals)                                                     17,300         1,713,555
                                                                                                ---------------
                                                                                                $     8,296,275
                                                                                                ---------------
UNITED KINGDOM -- 2.5%
Amdocs Ltd. (Computer Software)*                                                      302,700   $     7,092,261
Vodafone Group PLC, ADR
  (Telecommunications -- Wireless)                                                    187,208         4,137,297
                                                                                                ---------------
                                                                                                $    11,229,558
                                                                                                ---------------
    Total Foreign Stocks                                                                        $    52,133,474
                                                                                                ---------------
    Total Stocks (Identified Cost, $397,423,816)                                                $   445,135,950
                                                                                                ---------------

                                                                                PAR AMOUNT
                                                                               (000 OMITTED)
SHORT-TERM OBLIGATION -- 1.8%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                                              $         8,199   $     8,199,000
                                                                                                ---------------

                                                                                    SHARES
COLLATERAL FOR SECURITIES LOANED -- 8.1%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                                                      36,569,410   $    36,569,410
                                                                                                ---------------
    Total Investments~ (Identified Cost, $442,192,226)                                          $   489,904,360
                                                                                                ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (8.1)%                                                                        (36,584,024)
                                                                                                ---------------
    Net Assets -- 100.0%                                                                        $   453,320,336
                                                                                                ===============

~As of June 30, 2004, 1 security representing $195,204 and less than 0.1% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

           See portfolio footnotes and notes to financial statements.

GLOBAL GROWTH SERIES

ISSUER                                                                               SHARES          VALUE
STOCKS -- 98.9%
FOREIGN STOCKS -- 61.3%
AUSTRALIA -- 2.1%
BHP Billiton Ltd. (Metals & Mining)                                                   115,860   $     1,009,095
News Corp. Ltd. (Broadcast & Cable TV)^                                               221,375         1,951,170
QBE Insurance Group Ltd. (Insurance)^                                                 101,227           900,645
                                                                                                ---------------
                                                                                                $     3,860,910
                                                                                                ---------------
AUSTRIA -- 1.1%
Erste Bank der oesterreichischen
  Sparkassen AG (Banks & Credit
  Companies)                                                                           12,170   $     1,913,813
                                                                                                ---------------
BERMUDA -- 0.7%
Marvell Technology Group Ltd.
  (Electronics)*                                                                       47,600   $     1,270,920
                                                                                                ---------------
CANADA -- 2.7%
CoolBrands International, Inc.
  (Food & Non-Alcoholic Beverages)*                                                    51,160   $       835,748
EnCana Corp. (Energy -- Independent)                                                   19,260           827,809
Magna International, Inc., "A" (Automotive)                                            10,660           907,912
Research In Motion Ltd.
  (Telecommunications -- Wireline)*                                                    21,800         1,491,992
Talisman Energy, Inc.
  (Energy -- Independent)                                                              41,670           904,518
                                                                                                ---------------
                                                                                                $     4,967,979
                                                                                                ---------------
CROATIA -- 0.4%
PLIVA D.D., GDR (Pharmaceuticals)                                                      49,920   $       741,312
                                                                                                ---------------
FRANCE -- 2.7%
AXA (Insurance)^                                                                       56,420   $     1,243,926
L'Air Liquide S.A. (Specialty Chemicals)^                                              11,396         1,886,491
Neopost S.A. (Machinery & Tools)^                                                       9,200           544,413
Sanofi-Synthelabo (Pharmaceuticals)^                                                   20,400         1,294,645
                                                                                                ---------------
                                                                                                $     4,969,475
                                                                                                ---------------
GERMANY -- 1.1%
Bayerische Motoren Werke AG
  (Automotive)                                                                         19,500   $       863,894
Porsche AG, Preferred (Automotive)                                                      1,660         1,112,226
                                                                                                ---------------
                                                                                                $     1,976,120
                                                                                                ---------------
HONG KONG -- 1.2%
China Mengniu Dairy (Food &
  Non-Alcoholic Beverages)*                                                         1,817,000   $     1,176,436
CNOOC Ltd. (Energy -- Independent)                                                  2,375,500         1,005,058
                                                                                                ---------------
                                                                                                $     2,181,494
                                                                                                ---------------
INDIA -- 0.5%
Reliance Industries Ltd.
  (Energy -- Independent)                                                             106,680   $       997,057
                                                                                                ---------------
IRELAND -- 1.2%
DEPFA BANK PLC (Banks &
  Credit Companies)*                                                                  106,800   $     1,553,311
Elan Corp. PLC, ADR (Pharmaceuticals)^*                                                28,940           715,976
                                                                                                ---------------
                                                                                                $     2,269,287
                                                                                                ---------------
ITALY -- 0.6%
Italcementi S.p.A. (Construction)                                                     117,700   $     1,012,194
                                                                                                ---------------
JAPAN -- 11.8%
Aiful Corp. (Banks & Credit Companies)                                                  8,700   $       906,242
Brother Industries Ltd. (Electronics)                                                 186,000         1,797,997
Canon, Inc. (Personal Computers &
  Peripherals)                                                                         33,000         1,735,333
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals)                                                                    77,600         1,214,973
Citizen Watch Co. Ltd. (Electronics)^                                                 166,000         1,876,410
Funai Electric Co. Ltd. (Electronics)                                                  12,800         1,924,478
IBIDEN Co. Ltd. (Electronics)                                                          68,100           965,339
Kibun Food Chemifa Co. Ltd. (Food &
  Non-Alcoholic Beverages)                                                             51,000           932,827
Nishimatsuya Chain Co. Ltd.
  (Specialty Stores)^                                                                  24,400   $       995,235
Nitto Denko Corp.
  (Electrical Equipment)                                                               17,300           882,839
Sekisui Chemical Co. Ltd. (Construction)                                              216,000         1,819,342
SOFTBANK CORP. (Business Services)^                                                    26,200         1,150,121
Stanley Electric Co. Ltd. (Electronics)                                                37,500           625,543
Sumitomo Bakelite Co. Ltd.
  (Specialty Chemicals)                                                                99,000           691,719
Takefuji Corp. (Banks &
  Credit Companies)^                                                                   12,780           924,503
Tamron Co. Ltd. (Leisure & Toys)^                                                      13,000           587,315
Tokyo Gas Co. Ltd.
  (Natural Gas -- Distribution)                                                       411,000         1,454,634
Toyota Industries Corp. (Automotive)                                                   38,800           929,681
                                                                                                ---------------
                                                                                                $    21,414,531
                                                                                                ---------------
MEXICO -- 1.7%
CEMEX S.A. de C.V., ADR (Construction)                                                 63,220   $     1,839,702
TV Azteca S.A. de C.V., ADR (Broadcast &
  Cable TV)^*                                                                         143,710         1,241,654
                                                                                                ---------------
                                                                                                $     3,081,356
                                                                                                ---------------
NETHERLANDS -- 1.8%
Royal Philips Electronics N.V. (Electronics)                                           51,450   $     1,386,914
VNU N.V. (Printing & Publishing)*                                                      64,896         1,886,918
                                                                                                ---------------
                                                                                                $     3,273,832
                                                                                                ---------------
SOUTH AFRICA -- 0.9%
Barloworld Ltd. (Conglomerates)                                                        76,750   $       822,238
Sanlam Group (Insurance)                                                              613,360           867,595
                                                                                                ---------------
                                                                                                $     1,689,833
                                                                                                ---------------
SOUTH KOREA -- 0.8%
Samsung Electronics Co. Ltd. (Electronics)                                              3,740   $     1,543,903
                                                                                                ---------------
SPAIN -- 2.0%
Altadis S.A. (Tobacco)^                                                                37,700   $     1,166,428
Antena 3 Television S.A. (Broadcast &
  Cable TV)                                                                            11,381           603,049
Gestevision Telecino (Broadcast &
  Cable TV)                                                                             3,690            55,151
Telefonica S.A. (Telephone Services)                                                  127,989         1,894,226
                                                                                                ---------------
                                                                                                $     3,718,854
                                                                                                ---------------
SWEDEN -- 2.7%
Atlas Copco AB, "A" (Machinery & Tools)                                                19,740   $       733,103
Autoliv, Inc. (Automotive)                                                             16,750           699,957
Ericsson, Inc., "B" (Telecommunications--
  Wireline)                                                                           614,480         1,812,577
Hennes & Mauritz AB, "B"
  (Specialty Stores)                                                                   31,730           820,022
Sandvik AB (Machinery & Tools)                                                         23,900           816,144
                                                                                                ---------------
                                                                                                $     4,881,803
                                                                                                ---------------
SWITZERLAND -- 7.7%
Alcon, Inc. (Medical Equipment)                                                        12,770   $     1,004,361
Credit Suisse Group (Banks &
  Credit Companies)                                                                    42,560         1,512,836
Nestle S.A. (Food & Non-Alcoholic
  Beverages)                                                                            6,735         1,796,861
Novartis AG (Pharmaceuticals)                                                          51,470         2,271,521
Roche Holding AG (Pharmaceuticals)                                                     25,320         2,507,932
Straumann Holding AG
  (Medical Equipment)                                                                   5,000         1,004,473
Synthes, Inc. (Medical Equipment)                                                      12,750         1,453,840
UBS AG (Banks & Credit Companies)                                                      33,991         2,396,122
                                                                                                ---------------
                                                                                                $    13,947,946
                                                                                                ---------------

ISSUER                                                                               SHARES          VALUE
STOCKS -- continued
FOREIGN STOCKS -- continued
TAIWAN -- 0%
Formosa Plastics Corp.
  (Specialty Chemicals)                                                                     9   $            13
                                                                                                ---------------
TURKEY -- 0.4%
Akbank T.A.S. (Banks & Credit Companies)                                          172,720,362   $       634,103
                                                                                                ---------------
UNITED KINGDOM -- 17.2%
Anglo American PLC (Metals & Mining)                                                  102,020   $     2,086,261
AstraZeneca PLC (Pharmaceuticals)                                                      53,800         2,412,993
BP PLC, ADR (Energy -- Integrated)                                                     57,378         3,073,739
Cadbury Schweppes PLC (Food &
  Non-Alcoholic Beverages)                                                            204,370         1,762,666
CSR PLC (Telecommunications -- Wireline)                                               40,400           295,895
easyJet Airline Co. Ltd. (Airlines)                                                   175,700           508,050
Johnston Press PLC (Printing & Publishing)                                            144,608         1,485,137
Kingfisher PLC (Specialty Stores)                                                     332,882         1,727,468
Matalan PLC (Apparel Manufacturers)                                                   260,800         1,011,802
NEXT PLC (General Merchandise)                                                         61,956         1,598,315
Reckitt Benckiser PLC (Consumer Goods &
  Services)                                                                            82,310         2,329,323
Royal Bank of Scotland Group PLC
  (Banks & Credit Companies)                                                           55,427         1,595,681
Smith & Nephew PLC (Medical Equipment)                                                 92,100           990,956
Unilever PLC (Food & Non-Alcoholic
  Beverages)                                                                          193,200         1,894,866
United Utilities PLC (Utilities --
  Electric Power)                                                                     215,240         1,298,420
Vodafone Group PLC
  (Telecommunications -- Wireless)                                                  1,571,440         3,440,009
William Hill Ltd. (Gaming & Lodging)                                                  195,800         1,966,512
Yell Group PLC (Broadcast & Cable TV)                                                 291,860         1,824,118
                                                                                                ---------------
                                                                                                $    31,302,211
                                                                                                ---------------
    Total Foreign Stocks                                                                        $   111,648,946
                                                                                                ---------------
U.S. STOCKS -- 37.6%
AEROSPACE -- 0.8%
Lockheed Martin Corp.                                                                  28,830   $     1,501,466
                                                                                                ---------------
APPAREL MANUFACTURERS -- 0.4%
Reebok International Ltd.                                                              22,160   $       797,317
                                                                                                ---------------
BANKS & CREDIT COMPANIES -- 3.7%
American Express Co.                                                                   37,620   $     1,932,916
BANK ONE Corp.                                                                         15,900           810,900
Citigroup, Inc.                                                                        65,882         3,063,513
MBNA Corp.                                                                             37,140           957,841
                                                                                                ---------------
                                                                                                $     6,765,170
                                                                                                ---------------
BIOTECHNOLOGY -- 2.9%
Amgen, Inc.*                                                                           32,900   $     1,795,353
Celgene Corp.^*                                                                        17,700         1,013,502
Genzyme Corp.*                                                                         37,730         1,785,761
Gilead Sciences, Inc.*                                                                  9,970           667,990
                                                                                                ---------------
                                                                                                $     5,262,606
                                                                                                ---------------
BROADCAST & CABLE TV -- 2.2%
Comcast Corp., "A"*                                                                    56,550   $     1,585,097
LodgeNet Entertainment Corp.*                                                          52,000           858,000
Time Warner, Inc.*                                                                     88,720         1,559,698
                                                                                                ---------------
                                                                                                $     4,002,795
                                                                                                ---------------
BROKERAGE & ASSET MANAGERS -- 2.4%
E*TRADE Financial Corp.*                                                               67,320   $       750,618
Franklin Resources, Inc.                                                               32,370         1,621,090
Janus Capital Group, Inc.                                                              49,720           819,883
Merrill Lynch & Co., Inc.                                                              20,670         1,115,767
                                                                                                ---------------
                                                                                                $     4,307,358
                                                                                                ---------------
BUSINESS SERVICES -- 1.7%
Getty Images, Inc.*                                                                    23,710   $     1,422,600
Manpower, Inc.                                                                         30,840         1,565,747
                                                                                                ---------------
                                                                                                $     2,988,347
                                                                                                ---------------
COMPUTER SOFTWARE -- 3.5%
Akamai Technologies, Inc.^*                                                            15,030   $       269,789
Microsoft Corp.                                                                       127,560         3,643,114
Red Hat, Inc.*                                                                         45,000         1,033,650
Symantec Corp.*                                                                        13,300           582,274
VERITAS Software Corp.*                                                                31,350           868,395
                                                                                                ---------------
                                                                                                $     6,397,222
                                                                                                ---------------
CONSUMER GOODS & SERVICES -- 0.9%
Colgate-Palmolive Co.                                                                  12,850   $       751,083
Corinthian Colleges, Inc.*                                                             38,500           952,490
                                                                                                ---------------
                                                                                                $     1,703,573
                                                                                                ---------------
ELECTRONICS -- 0.3%
Applied Films Corp.^*                                                                  19,340   $       561,247
                                                                                                ---------------
ENTERTAINMENT -- 1.2%
Clear Channel Communications, Inc.                                                      3,070   $       113,437
Viacom, Inc., "B"                                                                      17,530           626,172
Walt Disney Co.                                                                        58,100         1,480,969
                                                                                                ---------------
                                                                                                $     2,220,578
                                                                                                ---------------
FOOD & DRUG STORES -- 0.6%
7-Eleven, Inc.^*                                                                       64,400   $     1,149,540
                                                                                                ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 1.2%
PepsiCo, Inc.                                                                          40,020   $     2,156,278
                                                                                                ---------------
GAMING & LODGING -- 0.5%
Carnival Corp.                                                                         20,380   $       957,860
                                                                                                ---------------
GENERAL MERCHANDISE -- 0.7%
Target Corp.                                                                           29,470   $     1,251,591
                                                                                                ---------------
INTERNET -- 2.4%
eBay, Inc.*                                                                            12,100   $     1,112,595
Yahoo!, Inc.*                                                                          87,000         3,160,710
                                                                                                ---------------
                                                                                                $     4,273,305
                                                                                                ---------------
MACHINERY & TOOLS -- 0.5%
Eaton Corp.                                                                            14,130   $       914,776
                                                                                                ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.9%
Fisher Scientific International, Inc.^*                                                15,080   $       870,870
Tenet Healthcare Corp.*                                                                53,850           722,129
                                                                                                ---------------
                                                                                                $     1,592,999
                                                                                                ---------------
MEDICAL EQUIPMENT -- 1.2%
CTI Molecular Imaging, Inc.^*                                                          48,540   $       688,297
Discovery Partners International, Inc.*                                                    60               306
Medtronic, Inc.                                                                        28,840         1,405,085
                                                                                                ---------------
                                                                                                $     2,093,688
                                                                                                ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 1.1%
Dell, Inc.*                                                                            58,000   $     2,077,560
                                                                                                ---------------
PHARMACEUTICALS -- 2.2%
Johnson & Johnson                                                                      59,470   $     3,312,479
Medicis Pharmaceutical Corp., "A"^                                                     17,220           687,939
                                                                                                ---------------
                                                                                                $     4,000,418
                                                                                                ---------------
PRINTING & PUBLISHING -- 0.6%
Meredith Corp.                                                                         19,650   $     1,079,964
                                                                                                ---------------
RESTAURANTS -- 0.3%
Outback Steakhouse, Inc.                                                               14,870   $       615,023
                                                                                                ---------------
SPECIALTY STORES -- 2.1%
Circuit City Stores, Inc.                                                              77,360   $     1,001,812
Home Depot, Inc.                                                                       37,760         1,329,152
TJX Cos., Inc.                                                                         62,940         1,519,372
                                                                                                ---------------
                                                                                                $     3,850,336
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.4%
Andrew Corp.*                                                                          36,520   $       730,765
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELINE -- 2.1%
Cisco Systems, Inc.*                                                                  157,780   $     3,739,382
                                                                                                ---------------

ISSUER                                                                               SHARES          VALUE
STOCKS -- continued
U.S. STOCKS -- continued
TELEPHONE SERVICES -- 0.8%
Sprint FON Group                                                                       77,190   $     1,358,544
                                                                                                ---------------
    Total U.S. Stocks                                                                           $    68,349,708
                                                                                                ---------------
    Total Stocks (Identified Cost, $167,293,159)                                                $   179,998,654
                                                                                                ---------------
COLLATERAL FOR SECURITIES LOANED -- 10.2%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                                                      18,570,495   $    18,570,495
                                                                                                ---------------
    Total Investments (Identified Cost, $185,863,654)                                           $   198,569,149
                                                                                                ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (9.1)%                                                                        (16,582,179)
                                                                                                ---------------
    Net Assets -- 100.0%                                                                        $   181,986,970
                                                                                                ===============

           See portfolio footnotes and notes to financial statements.

MANAGED SECTORS SERIES

ISSUER                                                                               SHARES          VALUE
STOCKS -- 98.0%
U.S. STOCKS -- 97.1%
CONSUMER STAPLES -- 1.2%
Avon Products, Inc.                                                                    20,680   $       954,175
Colgate-Palmolive Co.                                                                  14,600           853,370
                                                                                                ---------------
                                                                                                $     1,807,545
                                                                                                ---------------
FINANCIAL SERVICES -- 9.5%
American Express Co.                                                                   54,900   $     2,820,762
American International Group, Inc.                                                     49,000         3,492,720
Citigroup, Inc.                                                                        81,380         3,784,170
Goldman Sachs Group, Inc.                                                              13,020         1,225,963
Hartford Financial Services Group, Inc.                                                19,700         1,354,178
Merrill Lynch & Co., Inc.                                                              35,850         1,935,183
                                                                                                ---------------
                                                                                                $    14,612,976
                                                                                                ---------------
HEALTHCARE -- 23.6%
Abbott Laboratories                                                                    70,380   $     2,868,689
Amgen, Inc.*                                                                           50,700         2,766,699
C.R. Bard, Inc.                                                                        29,700         1,682,505
Celgene Corp.*                                                                         13,600           778,736
Eli Lilly & Co.                                                                        36,100         2,523,751
Genentech, Inc.*                                                                       10,400           584,480
Genzyme Corp.*                                                                         54,500         2,579,485
Gilead Sciences, Inc.*                                                                 43,200         2,894,400
Guidant Corp.                                                                          19,300         1,078,484
Johnson & Johnson                                                                     106,240         5,917,568
Medtronic, Inc.                                                                        62,400         3,040,128
Pfizer, Inc.                                                                          121,850         4,177,018
Waters Corp.*                                                                          66,200         3,163,036
Wyeth                                                                                  58,900         2,129,824
                                                                                                ---------------
                                                                                                $    36,184,803
                                                                                                ---------------
INDUSTRIAL GOODS & SERVICES -- 8.5%
Caterpillar, Inc.                                                                      17,200   $     1,366,368
Emerson Electric Co.                                                                   22,300         1,417,165
General Electric Co.                                                                  178,450         5,781,780
Illinois Tool Works, Inc.                                                              13,900         1,332,871
Lockheed Martin Corp.                                                                  61,000         3,176,880
                                                                                                ---------------
                                                                                                $    13,075,064
                                                                                                ---------------
LEISURE -- 6.6%
Carnival Corp.                                                                         53,200   $     2,500,400
Clear Channel Communications, Inc.                                                     46,180         1,706,351
Comcast Corp., "A"*                                                                    64,830         1,817,185
Lamar Advertising Co., "A"*                                                            11,750           509,363
Outback Steakhouse, Inc.                                                               21,200           876,832
Time Warner, Inc.*                                                                     52,970           931,212
Viacom, Inc., "B"                                                                      51,990         1,857,083
                                                                                                ---------------
                                                                                                $    10,198,426
                                                                                                ---------------
MISCELLANEOUS -- 2.9%
Apollo Group, Inc., "A"*                                                               11,000   $       971,190
Career Education Corp.*                                                                19,900           906,644
Fiserv, Inc.*                                                                          36,500         1,419,485
Getty Images, Inc.*                                                                    19,200         1,152,000
                                                                                                ---------------
                                                                                                $     4,449,319
                                                                                                ---------------
RETAIL -- 10.3%
Best Buy Co., Inc.                                                                     34,900   $     1,770,826
Coach, Inc.*                                                                           13,800           623,622
CVS Corp.                                                                              56,300         2,365,726
Kohl's Corp.*                                                                          49,150         2,078,062
Lowe's Co., Inc.                                                                       26,700         1,403,085
Nike, Inc., "B"                                                                        18,200         1,378,650
Pacific Sunwear of California, Inc.*                                                   46,900           917,833
PETsMART, Inc.                                                                         38,200         1,239,590
Reebok International Ltd.                                                              30,200         1,086,596
Target Corp.                                                                           70,870         3,009,849
                                                                                                ---------------
                                                                                                $    15,873,839
                                                                                                ---------------

ISSUER                                                                               SHARES          VALUE
STOCKS -- continued
U.S. STOCKS -- continued
TECHNOLOGY -- 32.5%
ADTRAN, Inc.                                                                           49,400   $     1,648,478
Akamai Technologies, Inc.*                                                            159,700         2,866,615
Analog Devices, Inc.                                                                   61,610         2,900,599
Cisco Systems, Inc.*                                                                  250,460         5,935,902
Corning, Inc.*                                                                         91,700         1,197,602
Dell, Inc.*                                                                            94,060         3,369,229
eBay, Inc.*                                                                            34,700         3,190,665
Intel Corp.                                                                            98,940         2,730,744
InterActiveCorp*                                                                       64,390         1,940,715
International Business Machines Corp.                                                  32,940         2,903,661
Lexmark International, Inc., "A"*                                                      13,500         1,303,155
Maxim Integrated Products, Inc.                                                        17,680           926,785
Microsoft Corp.                                                                       260,580         7,442,165
Network Appliance, Inc.*                                                               14,700           316,491
Oracle Corp.*                                                                          63,730           760,299
Symantec Corp.*                                                                        51,300         2,245,914
Texas Instruments, Inc.                                                               114,400         2,766,192
VERITAS Software Corp.*                                                                80,330         2,225,141
Xilinx, Inc.                                                                           40,300         1,342,393
Yahoo!, Inc.*                                                                          53,700         1,950,921
                                                                                                ---------------
                                                                                                $    49,963,666
                                                                                                ---------------
TRANSPORTATION -- 1.1%
FedEx Corp.                                                                            21,300   $     1,739,997
                                                                                                ---------------
UTILITIES & COMMUNICATIONS -- 0.9%
Andrew Corp.*                                                                          69,700   $     1,394,697
                                                                                                ---------------
    Total U.S. Stocks                                                                           $   149,300,332
                                                                                                ---------------
FOREIGN STOCKS -- 0.9%
BERMUDA -- 0.9%
Ace Ltd. (Financial Services)                                                          33,160   $     1,402,005
                                                                                                ---------------
    Total Stocks (Identified Cost, $130,990,890)                                                $   150,702,337
                                                                                                ---------------

                                                                              PAR AMOUNT
                                                                             (000 OMITTED)
SHORT-TERM OBLIGATION -- 0.2%

General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                                              $           362   $       362,000
                                                                                                ---------------
REPURCHASE AGREEMENT -- 1.1%
Morgan Stanley, 1.50%, dated 6/30/04,
  due 7/01/04, total to be received $1,608,067
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at Cost                                                    $         1,608   $     1,608,000
                                                                                                ---------------
    Total Investments (Identified Cost, $132,960,890)                                           $   152,672,337
                                                                                                ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.7%                                                                            1,042,454
                                                                                                ---------------
    Net Assets -- 100.0%                                                                        $   153,714,791
                                                                                                ===============

           See portfolio footnotes and notes to financial statements.

MASSACHUSETTS INVESTORS TRUST SERIES

ISSUER                                                                               SHARES          VALUE
STOCKS -- 97.0%
U.S. STOCKS -- 85.5%
AEROSPACE -- 4.0%
Lockheed Martin Corp.                                                                 387,510   $    20,181,521
United Technologies Corp.                                                             288,900        26,428,572
                                                                                                ---------------
                                                                                                $    46,610,093
                                                                                                ---------------
ALCOHOLIC BEVERAGES -- 0.8%
Anheuser-Busch Cos., Inc.                                                             165,800   $     8,953,200
                                                                                                ---------------
AUTOMOTIVE -- 0.9%
Harley-Davidson, Inc.                                                                 163,200   $    10,108,608
                                                                                                ---------------
BANKS & CREDIT COMPANIES -- 10.8%
American Express Co.                                                                  338,200   $    17,376,716
Bank of America Corp.                                                                 276,800        23,422,816
Citigroup, Inc.                                                                       598,880        27,847,920
Countrywide Financial Corp.                                                           130,800         9,188,700
Fannie Mae                                                                            352,400        25,147,264
MBNA Corp.                                                                            349,400         9,011,026
Wells Fargo & Co.                                                                     246,160        14,087,737
                                                                                                ---------------
                                                                                                $   126,082,179
                                                                                                ---------------
BIOTECHNOLOGY -- 2.4%
Amgen, Inc.*                                                                          156,100   $     8,518,377
Genzyme Corp.*                                                                        244,800        11,586,384
Gilead Sciences, Inc.*                                                                117,800         7,892,600
                                                                                                ---------------
                                                                                                $    27,997,361
                                                                                                ---------------
BROADCAST & CABLE TV -- 1.3%
Citadel Broadcasting Corp.*                                                           185,200   $     2,698,364
Comcast Corp., "A"*                                                                   368,822        10,338,081
Cox Radio, Inc., "A"*                                                                  92,200         1,602,436
EchoStar Communications Corp., "A"*                                                    22,220           683,265
                                                                                                ---------------
                                                                                                $    15,322,146
                                                                                                ---------------
BROKERAGE & ASSET MANAGERS -- 2.5%
Goldman Sachs Group, Inc.                                                              52,020   $     4,898,203
Legg Mason, Inc.                                                                       70,100         6,379,801
Merrill Lynch & Co., Inc.                                                             337,220        18,203,136
                                                                                                ---------------
                                                                                                $    29,481,140
                                                                                                ---------------
BUSINESS SERVICES -- 0.3%
Fiserv, Inc.*                                                                          81,200   $     3,157,868
                                                                                                ---------------
CHEMICALS -- 3.5%
Dow Chemical Co.                                                                      359,200   $    14,619,440
E.I. du Pont de Nemours & Co.                                                         246,300        10,940,646
Monsanto Co.                                                                          218,200         8,400,700
PPG Industries, Inc.                                                                  104,290         6,517,082
                                                                                                ---------------
                                                                                                $    40,477,868
                                                                                                ---------------
COMPUTER SOFTWARE -- 4.4%
Microsoft Corp.                                                                     1,325,070   $    37,843,999
Symantec Corp.*                                                                       112,700         4,934,006
VERITAS Software Corp.*                                                               318,790         8,830,483
                                                                                                ---------------
                                                                                                $    51,608,488
                                                                                                ---------------
CONSTRUCTION -- 0.3%
Masco Corp.                                                                           104,300   $     3,252,074
                                                                                                ---------------
CONSUMER GOODS & SERVICES -- 3.8%
Colgate-Palmolive Co.                                                                 217,300   $    12,701,185
Kimberly-Clark Corp.                                                                  192,330        12,670,700
Newell Rubbermaid, Inc.^                                                              249,940         5,873,590
Procter & Gamble Co.                                                                  238,500        12,983,940
                                                                                                ---------------
                                                                                                $    44,229,415
                                                                                                ---------------
ELECTRICAL EQUIPMENT -- 4.2%
General Electric Co.                                                                  896,730   $    29,054,052
Tyco International Ltd.                                                               611,430        20,262,790
                                                                                                ---------------
                                                                                                $    49,316,842
                                                                                                ---------------
ELECTRONICS -- 2.9%
Analog Devices, Inc.                                                                  281,600   $    13,257,728
Intel Corp.                                                                           430,610        11,884,836
Texas Instruments, Inc.                                                               367,700         8,890,986
                                                                                                ---------------
                                                                                                $    34,033,550
                                                                                                ---------------

ISSUER                                                                               SHARES          VALUE
STOCKS -- continued
U.S. STOCKS -- continued
ENERGY -- INDEPENDENT -- 1.8%
EOG Resources, Inc.^                                                                  162,600   $     9,708,846
Unocal Corp.                                                                          283,290        10,765,020
                                                                                                ---------------
                                                                                                $    20,473,866
                                                                                                ---------------
ENTERTAINMENT -- 2.5%
Fox Entertainment Group, Inc., "A"*                                                   433,400   $    11,571,780
Viacom, Inc., "B"                                                                     229,450         8,195,954
Walt Disney Co.                                                                       369,600         9,421,104
                                                                                                ---------------
                                                                                                $    29,188,838
                                                                                                ---------------
FOOD & DRUG STORES -- 1.0%
CVS Corp.                                                                             286,060   $    12,020,241
                                                                                                ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.4%
General Mills, Inc.                                                                   256,900   $    12,210,457
PepsiCo, Inc.                                                                         289,240        15,584,251
                                                                                                ---------------
                                                                                                $    27,794,708
                                                                                                ---------------
GAMING & LODGING -- 0.3%
Carnival Corp.                                                                         75,900   $     3,567,300
                                                                                                ---------------
GENERAL MERCHANDISE -- 2.7%
Kohl's Corp.*                                                                         297,370   $    12,572,804
Target Corp.                                                                          457,400        19,425,778
                                                                                                ---------------
                                                                                                $    31,998,582
                                                                                                ---------------
INSURANCE -- 2.7%
American International Group, Inc.                                                    369,697   $    26,352,002
Hartford Financial Services Group, Inc.                                                76,630         5,267,546
                                                                                                ---------------
                                                                                                $    31,619,548
                                                                                                ---------------
INTERNET -- 1.5%
eBay, Inc.*                                                                            84,800   $     7,797,360
Yahoo!, Inc.*                                                                         268,000         9,736,440
                                                                                                ---------------
                                                                                                $    17,533,800
                                                                                                ---------------
MACHINERY & TOOLS -- 2.4%
Caterpillar, Inc.                                                                     160,800   $    12,773,952
Eaton Corp.                                                                           142,600         9,231,924
Illinois Tool Works, Inc.                                                              57,070         5,472,442
                                                                                                ---------------
                                                                                                $    27,478,318
                                                                                                ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.8%
HCA, Inc.                                                                             232,500   $     9,669,675
                                                                                                ---------------
MEDICAL EQUIPMENT -- 2.6%
Baxter International, Inc.                                                            310,040   $    10,699,480
Boston Scientific Corp.*                                                              127,700         5,465,560
Guidant Corp.                                                                         193,200        10,796,016
Medtronic, Inc.                                                                        59,700         2,908,584
                                                                                                ---------------
                                                                                                $    29,869,640
                                                                                                ---------------
OIL SERVICES -- 2.0%
Halliburton Co.^                                                                      384,750   $    11,642,535
Noble Corp.*                                                                          179,690         6,808,454
Schlumberger Ltd.                                                                      76,160         4,836,922
                                                                                                ---------------
                                                                                                $    23,287,911
                                                                                                ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 2.3%
Apple Computer, Inc.*                                                                 172,100   $     5,600,134
Dell, Inc.*                                                                           421,700        15,105,294
Lexmark International, Inc., "A"*                                                      62,200         6,004,166
                                                                                                ---------------
                                                                                                $    26,709,594
                                                                                                ---------------
PHARMACEUTICALS -- 6.4%
Abbott Laboratories                                                                   301,600   $    12,293,216
Allergan, Inc.^                                                                        92,500         8,280,600
Eli Lilly & Co.                                                                        53,200         3,719,212
Johnson & Johnson                                                                     765,770        42,653,388
Wyeth                                                                                 211,920         7,663,027
                                                                                                ---------------
                                                                                                $    74,609,443
                                                                                                ---------------
PRINTING & PUBLISHING -- 1.1%
New York Times Co., "A"                                                               294,440   $    13,164,412
                                                                                                ---------------
RESTAURANTS -- 0.5%
ARAMARK Corp., "B"                                                                    198,900   $     5,720,364
                                                                                                ---------------
SPECIALTY CHEMICALS -- 1.5%
Praxair, Inc.                                                                         431,480   $    17,220,367
                                                                                                ---------------
SPECIALTY STORES -- 1.9%
Gap, Inc.                                                                             389,900   $     9,455,075
TJX Cos., Inc.                                                                        510,120        12,314,297
                                                                                                ---------------
                                                                                                $    21,769,372
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELINE -- 2.5%
Cisco Systems, Inc.*                                                                1,229,840   $    29,147,208
                                                                                                ---------------
TELEPHONE SERVICES -- 0.9%
Sprint FON Group^                                                                     588,480   $    10,357,248
                                                                                                ---------------
TRUCKING -- 1.5%
FedEx Corp.                                                                           131,290   $    10,725,080
United Parcel Service, Inc., "B"                                                       87,350         6,566,100
                                                                                                ---------------
                                                                                                $    17,291,180
                                                                                                ---------------
UTILITIES -- ELECTRIC POWER -- 2.1%
Dominion Resources, Inc.^                                                             165,770   $    10,456,772
Entergy Corp.                                                                          44,400         2,486,844
Exelon Corp.                                                                          353,980        11,783,994
                                                                                                ---------------
                                                                                                $    24,727,610
                                                                                                ---------------
    Total U.S. Stocks                                                                           $   995,850,057
                                                                                                ---------------
FOREIGN STOCKS -- 11.5%
BERMUDA -- 1.0%
Accenture Ltd., "A" (Business Services)*                                              433,100   $    11,901,588
                                                                                                ---------------
CANADA -- 2.3%
EnCana Corp. (Energy -- Independent)                                                  255,190   $    10,991,360
Magna International, Inc., "A" (Automotive)                                            74,710         6,363,051
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                                                 1,851,000         9,236,490
                                                                                                ---------------
                                                                                                $    26,590,901
                                                                                                ---------------
FRANCE -- 1.1%
TOTAL S.A., ADR (Energy -- Integrated)^                                               131,810   $    12,664,305
                                                                                                ---------------
SWEDEN -- 0.8%
Telefonaktiebolaget LM Ericsson, ADR
  (Telecommunications -- Wireline)^*                                                  297,900   $     8,913,168
                                                                                                ---------------
SWITZERLAND -- 1.0%
Roche Holding AG (Pharmaceuticals)                                                    112,900   $    11,182,682
                                                                                                ---------------
UNITED KINGDOM -- 5.3%
Amdocs Ltd. (Computer Software)*                                                      278,600   $     6,527,598
BP PLC, ADR (Energy -- Integrated)                                                    543,022        29,089,689
Reckitt Benckiser PLC (Consumer Goods &
  Services)*                                                                          472,720        13,377,688
Vodafone Group PLC, ADR
  (Telecommunications -- Wireless)                                                    600,878        13,279,404
                                                                                                ---------------
                                                                                                $    62,274,379
                                                                                                ---------------
    Total Foreign Stocks                                                                        $   133,527,023
                                                                                                ---------------
    Total Stocks (Identified Cost, $1,037,321,693)                                              $ 1,129,377,080
                                                                                                ---------------

                                                                                PAR AMOUNT
ISSUER                                                                         (000 OMITTED)         VALUE
REPURCHASE AGREEMENT -- 2.9%
Morgan Stanley, 1.50%, dated 6/30/04, due 7/01/04,
  total to be received $34,227,426
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at Cost                                                    $        34,226   $    34,226,000
                                                                                                ---------------
COLLATERAL FOR SECURITIES LOANED -- 2.0%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                                                      23,386,435   $    23,386,435
                                                                                                ---------------
    Total Investments (Identified Cost, $1,094,934,128)                                         $ 1,186,989,515
                                                                                                ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (1.9)%                                                                        (22,210,173)
                                                                                                ---------------
    Net Assets -- 100.0%                                                                        $ 1,164,779,342
                                                                                                ===============

           See portfolio footnotes and notes to financial statements.

MID CAP GROWTH SERIES

ISSUER                                                                               SHARES          VALUE
STOCKS -- 96.5%
U.S. STOCKS -- 90.8%
AIRLINES -- 0.8%
JetBlue Airways Corp.^*                                                                36,960   $     1,085,885
                                                                                                ---------------
APPAREL MANUFACTURERS -- 1.1%
Coach, Inc.*                                                                           31,750   $     1,434,783
                                                                                                ---------------
BANKS & CREDIT COMPANIES -- 1.3%
Investors Financial Services Corp.^                                                    37,860   $     1,649,939
                                                                                                ---------------
BIOTECHNOLOGY -- 6.7%
Biogen Idec, Inc.*                                                                     13,760   $       870,314
Celgene Corp.^*                                                                        16,500           944,790
Genzyme Corp.*                                                                         55,640         2,633,441
Gilead Sciences, Inc.^*                                                                31,170         2,088,390
MedImmune, Inc.*                                                                       65,230         1,526,382
Neurocrine Biosciences, Inc.*                                                           7,970           413,245
Protein Design Labs, Inc.^*                                                            12,570           240,464
                                                                                                ---------------
                                                                                                $     8,717,026
                                                                                                ---------------
BROADCAST & CABLE TV -- 5.1%
Citadel Broadcasting Corp.^*                                                          137,690   $     2,006,143
EchoStar Communications Corp., "A"*                                                    60,840         1,870,830
Entercom Communications Corp., "A"*                                                     2,200            82,060
NTL, Inc.*                                                                             30,119         1,735,457
Westwood One, Inc.*                                                                    41,630           990,794
                                                                                                ---------------
                                                                                                $     6,685,284
                                                                                                ---------------
BROKERAGE & ASSET MANAGERS -- 3.3%
Ameritrade Holding Corp.^*                                                            142,890   $     1,621,802
Chicago Mercantile Exchange^                                                            5,200           750,724
Legg Mason, Inc.^                                                                      21,050         1,915,761
                                                                                                ---------------
                                                                                                $     4,288,287
                                                                                                ---------------
BUSINESS SERVICES -- 9.3%
Alliance Data Systems Corp.^*                                                          23,990   $     1,013,578
Ceridian Corp.*                                                                        47,160         1,061,100
Corporate Executive Board Co.                                                          33,720         1,948,679
DST Systems, Inc.^*                                                                    29,430         1,415,289
Getty Images, Inc.*                                                                    41,550         2,493,000
Manpower, Inc.                                                                         29,280         1,486,546
Monster Worldwide, Inc.*                                                               70,380         1,810,174
MSC Industrial Direct Co., Inc., "A"^                                                   8,860           290,962
Robert Half International, Inc.^                                                       21,880           651,368
                                                                                                ---------------
                                                                                                $    12,170,696
                                                                                                ---------------
CHEMICALS -- 0.5%
Lyondell Chemical Co.^                                                                 40,050   $       696,470
                                                                                                ---------------
COMPUTER SOFTWARE -- 8.0%
Ascential Software Corp.^*                                                             25,630   $       409,824
Intuit, Inc.*                                                                          38,300         1,477,614
Mercury Interactive Corp.^*                                                            27,500         1,370,325
Network Associates, Inc.*                                                              54,980           996,787
PeopleSoft, Inc.*                                                                      91,000         1,683,500
Red Hat, Inc.^*                                                                        51,400         1,180,658
Symantec Corp.*                                                                        27,880         1,220,586
VERITAS Software Corp.^*                                                               75,890         2,102,153
                                                                                                ---------------
                                                                                                $    10,441,447
                                                                                                ---------------
CONSUMER GOODS & SERVICES -- 2.5%
Apollo Group, Inc., "A"^*                                                               3,900   $       344,331
Career Education Corp.*                                                                31,260         1,424,206
Corinthian Colleges, Inc.^*                                                            63,940         1,581,876
                                                                                                ---------------
                                                                                                $     3,350,413
                                                                                                ---------------
ELECTRICAL EQUIPMENT -- 0.4%
American Standard Cos., Inc.*                                                          13,080   $       527,255
                                                                                                ---------------
ELECTRONICS -- 4.5%
Amphenol Corp., "A"*                                                                   13,180   $       439,158
Analog Devices, Inc.                                                                   14,630           688,780
Cymer, Inc.^*                                                                           9,230           345,571
Integrated Circuit Systems, Inc.^*                                                     58,350         1,584,786

ISSUER                                                                               SHARES          VALUE
U.S. STOCKS -- continued
ELECTRONICS -- continued
Novellus Systems, Inc.^*                                                               46,420   $     1,459,445
PMC-Sierra, Inc.^*                                                                     95,860         1,375,591
                                                                                                ---------------
                                                                                                $     5,893,331
                                                                                                ---------------
GAMING & LODGING -- 2.7%
GTECH Holdings Corp.^                                                                  10,300   $       476,993
International Game Technology^                                                         22,390           864,254
Royal Caribbean Cruises Ltd.^                                                          37,870         1,643,937
WMS Industries, Inc.^*                                                                 22,690           676,162
                                                                                                ---------------
                                                                                                $     3,661,346
                                                                                                ---------------
GENERAL MERCHANDISE -- 1.9%
99 Cents Only Stores^*                                                                 75,800   $     1,155,950
Family Dollar Stores, Inc.                                                             42,700         1,298,934
                                                                                                ---------------
                                                                                                $     2,454,884
                                                                                                ---------------
INTERNET -- 0.9%
InterActiveCorp^*                                                                      38,557   $     1,162,108
                                                                                                ---------------
LEISURE & TOYS -- 1.1%
Electronic Arts, Inc.^*                                                                25,800   $     1,407,390
                                                                                                ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 2.8%
Community Health Systems, Inc.*                                                        32,500   $       870,025
Fisher Scientific International, Inc.^*                                                31,990         1,847,423
Tenet Healthcare Corp.^*                                                               76,220         1,022,110
                                                                                                ---------------
                                                                                                $     3,739,558
                                                                                                ---------------
MEDICAL EQUIPMENT -- 14.7%
C.R. Bard, Inc.                                                                        33,900   $     1,920,435
Cytyc Corp.^*                                                                         156,490         3,970,151
DENTSPLY International, Inc.                                                           34,820         1,814,122
Gen-Probe, Inc.^*                                                                      23,300         1,102,556
Guidant Corp.                                                                          38,050         2,126,234
Invitrogen Corp.*                                                                      27,930         2,010,681
Millipore Corp.*                                                                       51,850         2,922,785
Thermo Electron Corp.*                                                                 32,330           993,824
Thoratec Corp.^*                                                                       62,460           670,196
Waters Corp.*                                                                          36,830         1,759,737
                                                                                                ---------------
                                                                                                $    19,290,721
                                                                                                ---------------
OIL SERVICES -- 1.9%
BJ Services Co.^*                                                                      29,260   $     1,341,278
Cooper Cameron Corp.^*                                                                 19,840           966,208
GlobalSantaFe Corp.                                                                     6,200           164,300
                                                                                                ---------------
                                                                                                $     2,471,786
                                                                                                ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 0.9%
Lexmark International, Inc., "A"*                                                       6,700   $       646,751
Network Appliance, Inc.*                                                               25,600           551,168
                                                                                                ---------------
                                                                                                $     1,197,919
                                                                                                ---------------
PHARMACEUTICALS -- 2.9%
Allergan, Inc.                                                                          7,870   $       704,522
Endo Pharmaceuticals Holdings, Inc.^*                                                  34,900           818,405
Medicis Pharmaceutical Corp., "A"^                                                     55,650         2,223,218
                                                                                                ---------------
                                                                                                $     3,746,145
                                                                                                ---------------
PRINTING & PUBLISHING -- 1.5%
Meredith Corp.^                                                                        34,830   $     1,914,257
                                                                                                ---------------
RESTAURANTS -- 1.4%
Cheesecake Factory, Inc.^*                                                             27,040   $     1,075,922
Outback Steakhouse, Inc.                                                                9,870           408,223
P.F. Chang's China Bistro, Inc.^*                                                       8,860           364,589
                                                                                                ---------------
                                                                                                $     1,848,734
                                                                                                ---------------
SPECIALTY STORES -- 2.9%
Pacific Sunwear of California, Inc.^*                                                  34,720   $       679,470
PETsMART, Inc.^                                                                        46,610         1,512,495
Tiffany & Co.^                                                                         42,520         1,566,862
                                                                                                ---------------
                                                                                                $     3,758,827
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELESS -- 5.6%
American Tower Corp., "A"^*                                                           184,890   $     2,810,328
Andrew Corp.^*                                                                         33,780           675,938
Crown Castle International Corp.^*                                                    136,590         2,014,703
SpectraSite, Inc.*                                                                     41,690         1,801,842
                                                                                                ---------------
                                                                                                $     7,302,811
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELINE -- 5.2%
Comverse Technology, Inc.^*                                                           125,900   $     2,510,446
F5 Networks, Inc.^*                                                                    14,900           394,552
Foundry Networks, Inc.*                                                                51,900           730,233
Harris Corp.                                                                           18,670           947,503
InterDigital Communications Corp.^*                                                    20,300           381,843
Juniper Networks, Inc.^*                                                               75,986         1,866,976
                                                                                                ---------------
                                                                                                $     6,831,553
                                                                                                ---------------
TELEPHONE SERVICES -- 0%
Covad Communications Group, Inc.*                                                         496   $         1,190
                                                                                                ---------------
TRUCKING -- 0.9%
Expeditors International of
  Washington, Inc.^                                                                    24,140   $     1,192,757
                                                                                                ---------------
    Total U.S. Stocks                                                                           $   118,922,802
                                                                                                ---------------
FOREIGN STOCKS -- 5.7%
Bermuda -- 1.6%
Marvell Technology Group Ltd.
  (Electronics)*                                                                       77,060   $     2,057,502
                                                                                                ---------------
CANADA -- 1.8%
Aber Diamond Corp. (Metals & Mining)*+                                                  6,540   $       193,429
Aber Diamond Corp. (Metals & Mining)*                                                   5,700           168,585
CoolBrands International, Inc.
  (Food & Non-Alcoholic Beverages)*                                                    78,600         1,284,007
Four Seasons Hotels, Inc.
  (Gaming & Lodging)^                                                                  11,150           671,342
                                                                                                ---------------
                                                                                                $     2,317,363
                                                                                                ---------------
IRELAND -- 0.6%
Elan Corp. PLC, ADR (Pharmaceuticals)^*                                                31,300   $       774,362
                                                                                                ---------------
UNITED KINGDOM -- 1.7%
Amdocs Ltd. (Computer Software)*                                                       98,380   $     2,305,043
                                                                                                ---------------
    Total Foreign Stocks                                                                        $     7,454,270
                                                                                                ---------------
    Total Stocks (Identified Cost, $109,354,007)                                                $   126,377,072
                                                                                                ---------------

                                                                                PAR AMOUNT
                                                                               (000 OMITTED)
SHORT-TERM OBLIGATION -- 3.3%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                                              $         4,310   $     4,310,000
                                                                                                ---------------

                                                                                    SHARES
COLLATERAL FOR SECURITIES LOANED -- 23.3%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                                                      30,556,890   $    30,556,890
                                                                                                ---------------
    Total Investments~ (Identified Cost, $144,220,897)                                          $   161,243,962
                                                                                                ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (23.1)%                                                                       (30,221,291)
                                                                                                ---------------
    Net Assets -- 100.0%                                                                        $   131,022,671
                                                                                                ===============

~As of June 30, 2004, 1 security representing $193,429 and less than 0.2% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

           See portfolio footnotes and notes to financial statements.

RESEARCH SERIES

ISSUER                                                                               SHARES          VALUE
STOCKS -- 98.4%
U.S. STOCKS -- 87.6%
AEROSPACE -- 2.6%
Lockheed Martin Corp.                                                                 228,410   $    11,895,593
                                                                                                ---------------
AIRLINES -- 1.3%
Southwest Airlines Co.                                                                352,000   $     5,903,040
                                                                                                ---------------
ALCOHOLIC BEVERAGES -- 0.5%
Anheuser-Busch Cos., Inc.                                                              45,600   $     2,462,400
                                                                                                ---------------
APPAREL MANUFACTURERS -- 1.0%
Reebok International Ltd.                                                             122,600   $     4,411,148
                                                                                                ---------------
AUTOMOTIVE -- 1.2%
Harley-Davidson, Inc.^                                                                 89,300   $     5,531,242
                                                                                                ---------------
BANKS & CREDIT COMPANIES -- 10.4%
American Express Co.                                                                  225,100   $    11,565,638
Bank of America Corp.                                                                 107,510         9,097,496
Citigroup, Inc.                                                                       274,058        12,743,697
Freddie Mac                                                                            75,410         4,773,453
Investors Financial Services Corp.^                                                    59,500         2,593,010
MBNA Corp.                                                                            276,300         7,125,777
                                                                                                ---------------
                                                                                                $    47,899,071
                                                                                                ---------------
BIOTECHNOLOGY -- 3.9%
Amgen, Inc.*                                                                           43,000   $     2,346,510
Celgene Corp.^*                                                                        21,600         1,236,816
Genzyme Corp.*                                                                        151,900         7,189,427
Gilead Sciences, Inc.*                                                                 52,200         3,497,400
MedImmune, Inc.*                                                                      150,600         3,524,040
                                                                                                ---------------
                                                                                                $    17,794,193
                                                                                                ---------------
BROADCAST & CABLE TV -- 1.5%
Comcast Corp., "A"*                                                                   154,700   $     4,336,241
Cumulus Media, Inc.^*                                                                 129,400         2,175,214
EchoStar Communications Corp., "A"*                                                    10,400           319,800
                                                                                                ---------------
                                                                                                $     6,831,255
                                                                                                ---------------
BROKERAGE & ASSET MANAGERS -- 6.6%
Chicago Mercantile Exchange^                                                           19,500   $     2,815,215
Franklin Resources, Inc.                                                              249,590        12,499,467
Janus Capital Group, Inc.                                                             298,900         4,928,861
Legg Mason, Inc.^                                                                      61,600         5,606,216
Merrill Lynch & Co., Inc.                                                              80,220         4,330,276
                                                                                                ---------------
                                                                                                $    30,180,035
                                                                                                ---------------
BUSINESS SERVICES -- 3.7%
Ceridian Corp.*                                                                       115,100   $     2,589,750
DST Systems, Inc.*                                                                     50,300         2,418,927
Fiserv, Inc.*                                                                         122,600         4,767,914
Getty Images, Inc.^*                                                                  123,300         7,398,000
                                                                                                ---------------
                                                                                                $    17,174,591
                                                                                                ---------------
CHEMICALS -- 4.4%
E.I. du Pont de Nemours & Co.                                                         167,700   $     7,449,234
Lyondell Chemical Co.^                                                                337,990         5,877,646
Monsanto Co.                                                                          178,500         6,872,250
                                                                                                ---------------
                                                                                                $    20,199,130
                                                                                                ---------------
COMPUTER SOFTWARE -- 4.3%
Akamai Technologies, Inc.*                                                             27,500   $       493,625
Ascential Software Corp.*                                                             104,300         1,667,757
Computer Associates International, Inc.                                                83,500         2,343,010
Microsoft Corp.                                                                       180,160         5,145,370
Red Hat, Inc.*                                                                        111,800         2,568,046
Symantec Corp.*                                                                        52,200         2,285,316
VERITAS Software Corp.*                                                               197,600         5,473,520
                                                                                                ---------------
                                                                                                $    19,976,644
                                                                                                ---------------
CONSUMER GOODS & SERVICES -- 5.8%
Career Education Corp.*                                                                77,300   $     3,521,788
Colgate-Palmolive Co.                                                                  75,300         4,401,285
Corinthian Colleges, Inc.*                                                            178,500         4,416,090
Kimberly-Clark Corp.                                                                   69,440         4,574,707
Newell Rubbermaid, Inc.                                                               193,960   $     4,558,060
Procter & Gamble Co.                                                                   91,860         5,000,858
                                                                                                ---------------
                                                                                                $    26,472,788
                                                                                                ---------------
ELECTRICAL EQUIPMENT -- 1.9%
General Electric Co.                                                                  264,500   $     8,569,800
                                                                                                ---------------
ELECTRONICS -- 0.8%
Integrated Circuit Systems, Inc.*                                                     141,700   $     3,848,572
                                                                                                ---------------
ENERGY -- INDEPENDENT -- 0.5%
Unocal Corp.                                                                           65,300   $     2,481,400
                                                                                                ---------------
ENTERTAINMENT -- 0.8%
Clear Channel Communications, Inc.                                                     28,050   $     1,036,447
Walt Disney Co.                                                                        94,800         2,416,452
                                                                                                ---------------
                                                                                                $     3,452,899
                                                                                                ---------------
FOOD & DRUG STORES -- 1.0%
CVS Corp.^                                                                             37,600   $     1,579,952
Rite Aid Corp.*                                                                       552,300         2,883,006
                                                                                                ---------------
                                                                                                $     4,462,958
                                                                                                ---------------
FOOD & NON-ALCOHOLIC
  BEVERAGES -- 2.1%
General Mills, Inc.                                                                    84,600   $     4,021,038
PepsiCo, Inc.                                                                         105,770         5,698,888
                                                                                                ---------------
                                                                                                $     9,719,926
                                                                                                ---------------
GAMING & LODGING -- 1.3%
Carnival Corp.                                                                        130,800   $     6,147,600
                                                                                                ---------------
GENERAL MERCHANDISE -- 2.7%
Kohl's Corp.*                                                                         175,880   $     7,436,206
Target Corp.                                                                          117,330         4,983,005
                                                                                                ---------------
                                                                                                $    12,419,211
                                                                                                ---------------
INSURANCE -- 2.9%
American International Group, Inc.                                                    121,130   $     8,634,146
MetLife, Inc.                                                                         129,200         4,631,820
                                                                                                ---------------
                                                                                                $    13,265,966
                                                                                                ---------------
INTERNET -- 2.2%
eBay, Inc.*                                                                            25,000   $     2,298,750
Yahoo!, Inc.*                                                                         213,400         7,752,822
                                                                                                ---------------
                                                                                                $    10,051,572
                                                                                                ---------------
MACHINERY & TOOLS -- 0.5%
Eaton Corp.                                                                            36,900   $     2,388,906
                                                                                                ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 3.6%
Apria Healthcare Group, Inc.*                                                          95,500   $     2,740,850
HCA, Inc.                                                                              56,500         2,349,835
Lincare Holdings, Inc.*                                                               110,100         3,617,886
Tenet Healthcare Corp.^*                                                              587,900         7,883,739
                                                                                                ---------------
                                                                                                $    16,592,310
                                                                                                ---------------
MEDICAL EQUIPMENT -- 1.1%
Cyberonics, Inc.^*                                                                     59,900   $     1,998,264
Guidant Corp.                                                                          58,220         3,253,334
                                                                                                ---------------
                                                                                                $     5,251,598
                                                                                                ---------------
NATURAL GAS -- DISTRIBUTION -- 0.5%
NiSource, Inc.                                                                        109,800   $     2,264,076
                                                                                                ---------------
OIL SERVICES -- 2.9%
GlobalSantaFe Corp.                                                                   169,605   $     4,494,532
Halliburton Co.                                                                       137,930         4,173,762
Noble Corp.*                                                                          124,830         4,729,809
                                                                                                ---------------
                                                                                                $    13,398,103
                                                                                                ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 0.9%
Dell, Inc.*                                                                           115,100   $     4,122,882
                                                                                                ---------------

ISSUER                                                                               SHARES          VALUE
STOCKS -- continued
U.S. STOCKS -- continued
PHARMACEUTICALS -- 4.7%
Abbott Laboratories                                                                   109,600   $     4,467,296
Johnson & Johnson                                                                     231,960        12,920,172
Wyeth                                                                                 116,600         4,216,256
                                                                                                ---------------
                                                                                                $    21,603,724
                                                                                                ---------------
PRINTING & PUBLISHING -- 1.1%
Lamar Advertising Co., "A"*                                                           115,280   $     4,997,388
                                                                                                ---------------
SPECIALTY STORES -- 1.3%
Circuit City Stores, Inc.^                                                            211,100   $     2,733,745
Hot Topic, Inc.*                                                                      159,000         3,257,910
                                                                                                ---------------
                                                                                                $     5,991,655
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.6%
SpectraSite, Inc.^*                                                                    65,060   $     2,811,893
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELINE -- 2.1%
ADTRAN, Inc.                                                                           48,800   $     1,628,456
Cisco Systems, Inc.*                                                                  338,680         8,026,716
                                                                                                ---------------
                                                                                                $     9,655,172
                                                                                                ---------------
TELEPHONE SERVICES -- 2.0%
Sprint FON Group                                                                      395,125   $     6,954,200
Verizon Communications, Inc.                                                           60,410         2,186,238
                                                                                                ---------------
                                                                                                $     9,140,438
                                                                                                ---------------
TOBACCO -- 1.4%
Altria Group, Inc.                                                                    129,510   $     6,481,975
                                                                                                ---------------
UTILITIES -- ELECTRIC POWER -- 1.5%
Dominion Resources, Inc.                                                               35,860   $     2,262,049
Exelon Corp.                                                                           68,200         2,270,378
PPL Corp.                                                                              50,900         2,336,310
                                                                                                ---------------
                                                                                                $     6,868,737
                                                                                                ---------------
    Total U.S. Stocks                                                                           $   402,719,891
                                                                                                ---------------
FOREIGN STOCKS -- 10.8%
BERMUDA -- 1.7%
Accenture Ltd., "A" (Business Services)*                                              192,570   $     5,291,824
Marvell Technology Group Ltd.
  (Electronics)*                                                                       90,600         2,419,020
                                                                                                ---------------
                                                                                                $     7,710,844
                                                                                                ---------------
BRAZIL -- 1.0%
Companhia Vale do Rio Doce, ADR
  (Metals & Mining)^                                                                  100,300   $     4,769,265
                                                                                                ---------------
CANADA -- 2.5%
EnCana Corp. (Energy -- Independent)                                                   76,300   $     3,279,432
Magna International, Inc., "A" (Automotive)                                            58,510         4,983,297
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                                                   693,370         3,459,916
                                                                                                ---------------
                                                                                                $    11,722,645
                                                                                                ---------------
FRANCE -- 1.5%
TOTAL S.A., ADR (Energy -- Integrated)                                                 71,600   $     6,879,328
                                                                                                ---------------
IRELAND -- 0.3%
Elan Corp. PLC, ADR (Pharmaceuticals)^*                                                47,300   $     1,170,202
                                                                                                ---------------
JAPAN -- 0.5%
Brother Industries Ltd. (Electronics)                                                 230,000   $     2,223,330
                                                                                                ---------------
UNITED KINGDOM -- 3.3%
Amdocs Ltd. (Computer Software)*                                                      299,960   $     7,028,063
BP PLC (Energy -- Integrated)*                                                        504,200         4,451,496
Vodafone Group PLC, ADR
  (Telecommunications -- Wireless)                                                    171,663         3,793,752
                                                                                                ---------------
                                                                                                $    15,273,311
                                                                                                ---------------
    Total Foreign Stocks                                                                        $    49,748,925
                                                                                                ---------------
    Total Stocks (Identified Cost, $426,718,744)                                                $   452,468,816
                                                                                                ---------------

                                                                                PAR AMOUNT
ISSUER                                                                         (000 OMITTED)        VALUE
SHORT-TERM OBLIGATION -- 1.0%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                                              $         4,473   $     4,473,000
                                                                                                ---------------

                                                                                    SHARES
COLLATERAL FOR SECURITIES LOANED -- 4.7%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                                                      21,794,438   $    21,794,438
                                                                                                ---------------
    Total Investments
      (Identified Cost, $452,986,182)                                                           $   478,736,254
                                                                                                ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (4.1)%                                                                        (18,878,853)
                                                                                                ---------------
    Net Assets -- 100.0%                                                                        $   459,857,401
                                                                                                ===============

           See portfolio footnotes and notes to financial statements.

TOTAL RETURN SERIES

ISSUER                                                                               SHARES          VALUE
STOCKS -- 59.8%
U.S. STOCKS -- 53.5%
AEROSPACE -- 1.8%
Lockheed Martin Corp.                                                                 516,100   $    26,878,488
Northrop Grumman Corp.                                                                 96,000         5,155,200
Raytheon Co.                                                                           80,700         2,886,639
                                                                                                ---------------
                                                                                                $    34,920,327
                                                                                                ---------------
AIRLINES -- 0.1%
Southwest Airlines Co.                                                                179,300   $     3,006,861
                                                                                                ---------------
ALCOHOLIC BEVERAGES -- 0.2%
Anheuser-Busch Cos., Inc.                                                              68,000   $     3,672,000
                                                                                                ---------------
APPAREL MANUFACTURERS -- 0.1%
Reebok International Ltd.                                                              52,600   $     1,892,548
                                                                                                ---------------
BANKS & CREDIT COMPANIES -- 10.0%
American Express Co.                                                                  151,800   $     7,799,484
Bank of America Corp.                                                                 536,383        45,388,729
BANK ONE Corp.                                                                        262,200        13,372,200
Citigroup, Inc.                                                                       893,433        41,544,635
Fannie Mae                                                                            170,530        12,169,021
Freddie Mac                                                                           179,420        11,357,286
MBNA Corp.                                                                            206,300         5,320,477
Mellon Financial Corp.                                                                768,500        22,540,105
PNC Financial Services Group, Inc.                                                    322,500        17,118,300
SouthTrust Corp.                                                                       42,000         1,630,020
SunTrust Banks, Inc.^                                                                 215,700        14,018,343
U.S. Bancorp                                                                          161,209         4,442,920
                                                                                                ---------------
                                                                                                $   196,701,520
                                                                                                ---------------
BIOTECHNOLOGY -- 0.1%
Genzyme Corp.*                                                                         47,700   $     2,257,641
                                                                                                ---------------
BROADCAST & CABLE TV -- 1.5%
Comcast Corp., "Special A"*                                                           733,550   $    20,253,316
Cox Communications, Inc., "A"^*                                                        58,900         1,636,831
EchoStar Communications Corp., "A"^*                                                   62,700         1,928,025
Time Warner, Inc.*                                                                    384,000         6,750,720
                                                                                                ---------------
                                                                                                $    30,568,892
                                                                                                ---------------
BROKERAGE & ASSET MANAGERS -- 2.0%
Franklin Resources, Inc.                                                               46,000   $     2,303,680
Goldman Sachs Group, Inc.                                                              83,200         7,834,112
Lehman Brothers Holdings, Inc.                                                         52,200         3,928,050
Merrill Lynch & Co., Inc.                                                             331,800        17,910,564
Morgan Stanley                                                                        126,100         6,654,297
                                                                                                ---------------
                                                                                                $    38,630,703
                                                                                                ---------------
CHEMICALS -- 2.5%
Air Products & Chemicals, Inc.                                                        118,150   $     6,196,968
Dow Chemical Co.                                                                      168,800         6,870,160
E.I. du Pont de Nemours & Co.                                                         387,400        17,208,308
Lyondell Chemical Co.^                                                                270,530         4,704,517
Monsanto Co.                                                                          143,400         5,520,900
PPG Industries, Inc.^                                                                 140,100         8,754,849
                                                                                                ---------------
                                                                                                $    49,255,702
                                                                                                ---------------
COMPUTER SOFTWARE -- 1.9%
Cadence Design Systems, Inc.*                                                         123,000   $     1,799,490
Computer Associates International, Inc.                                               264,700         7,427,482
Microsoft Corp.                                                                       865,900        24,730,104
Network Associates, Inc.^*                                                            219,260         3,975,184
                                                                                                ---------------
                                                                                                $    37,932,260
                                                                                                ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.2%
Hewlett-Packard Co.                                                                    47,600   $     1,004,360
International Business Machines Corp.                                                  28,500         2,512,275
Xerox Corp.*                                                                           79,400         1,151,300
                                                                                                ---------------
                                                                                                $     4,667,935
                                                                                                ---------------
CONSTRUCTION -- 0.2%
Masco Corp.                                                                           127,700   $     3,981,686
                                                                                                ---------------
CONSUMER GOODS & SERVICES -- 1.2%
Kimberly-Clark Corp.                                                                  179,400   $    11,818,872
Newell Rubbermaid, Inc.                                                               478,700        11,249,450
                                                                                                ---------------
                                                                                                $    23,068,322
                                                                                                ---------------
CONTAINERS -- 0.9%
Owens-Illinois, Inc.*                                                                 687,400   $    11,520,824
Smurfit-Stone Container Corp.^*                                                       279,100         5,568,045
                                                                                                ---------------
                                                                                                $    17,088,869
                                                                                                ---------------
ELECTRICAL EQUIPMENT -- 1.6%
Cooper Industries Ltd., "A"                                                            22,800   $     1,354,548
Emerson Electric Co.                                                                   70,500         4,480,275
General Electric Co.^                                                                 320,200        10,374,480
Tyco International Ltd.                                                               490,100        16,241,914
                                                                                                ---------------
                                                                                                $    32,451,217
                                                                                                ---------------
ELECTRONICS -- 0.2%
Agere Systems, Inc., "B"*                                                             524,200   $     1,127,030
Novellus Systems, Inc.^*                                                               97,900         3,077,976
                                                                                                ---------------
                                                                                                $     4,205,006
                                                                                                ---------------
ENERGY -- INDEPENDENT -- 1.2%
Devon Energy Corp.                                                                    201,410   $    13,293,060
EOG Resources, Inc.                                                                    28,500         1,701,735
Newfield Exploration Co.*                                                              52,000         2,898,480
Unocal Corp.                                                                          176,500         6,707,000
                                                                                                ---------------
                                                                                                $    24,600,275
                                                                                                ---------------
ENERGY -- INTEGRATED -- 1.2%
ChevronTexaco Corp.                                                                    11,900   $     1,119,909
ConocoPhillips                                                                        100,100         7,636,629
Exxon Mobil Corp.                                                                     326,596        14,504,128
                                                                                                ---------------
                                                                                                $    23,260,666
                                                                                                ---------------
ENTERTAINMENT -- 1.9%
Viacom, Inc., "B"                                                                     676,918   $    24,179,511
Walt Disney Co.                                                                       528,100        13,461,269
                                                                                                ---------------
                                                                                                $    37,640,780
                                                                                                ---------------
FOOD & DRUG STORES -- 0.5%
Kroger Co.*                                                                           134,940   $     2,455,908
Rite Aid Corp.*                                                                     1,287,700         6,721,794
                                                                                                ---------------
                                                                                                $     9,177,702
                                                                                                ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.0%
Archer Daniels Midland Co.                                                            435,445   $     7,306,767
General Mills, Inc.                                                                   259,600        12,338,788
H.J. Heinz Co.                                                                        164,900         6,464,080
Kellogg Co.                                                                           145,800         6,101,730
PepsiCo, Inc.                                                                          14,900           802,812
Sara Lee Corp.                                                                        278,100         6,393,519
                                                                                                ---------------
                                                                                                $    39,407,696
                                                                                                ---------------
FOREST & PAPER PRODUCTS -- 0.7%
Bowater, Inc.^                                                                        131,300   $     5,460,767
Georgia-Pacific Corp.                                                                  52,600         1,945,148
International Paper Co.                                                               154,600         6,910,620
                                                                                                ---------------
                                                                                                $    14,316,535
                                                                                                ---------------
GAMING & LODGING -- 0.1%
Hilton Hotels Corp.                                                                   118,000   $     2,201,880
                                                                                                ---------------
INSURANCE -- 2.8%
AFLAC, Inc.                                                                            30,600   $     1,248,786
Allstate Corp.                                                                        324,310        15,096,631
Chubb Corp.^                                                                           26,500         1,806,770
Conseco, Inc.*                                                                        304,800         6,065,520
Hartford Financial Services Group, Inc.                                               198,040        13,613,270
Marsh & McLennan Cos., Inc.                                                            15,700           712,466
MetLife, Inc.                                                                         279,390        10,016,132
St. Paul Travelers Cos., Inc.                                                         159,058         6,448,211
                                                                                                ---------------
                                                                                                $    55,007,786
                                                                                                ---------------

ISSUER                                                                               SHARES          VALUE
STOCKS -- continued
U.S. STOCKS -- continued
LEISURE & TOYS -- 0.2%
Hasbro, Inc.                                                                           44,500   $       845,500
Mattel, Inc.                                                                          203,100         3,706,575
                                                                                                ---------------
                                                                                                $     4,552,075
                                                                                                ---------------
MACHINERY & TOOLS -- 0.7%
Caterpillar, Inc.                                                                      48,900   $     3,884,616
Deere & Co.                                                                            42,700         2,994,978
Eaton Corp.                                                                            63,500         4,110,990
Precision Castparts Corp.                                                              44,300         2,422,767
                                                                                                ---------------
                                                                                                $    13,413,351
                                                                                                ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 1.0%
Apria Healthcare Group, Inc.*                                                          76,100   $     2,184,070
Cardinal Health, Inc.                                                                  46,400         3,250,320
HCA, Inc.                                                                              66,700         2,774,053
Lincare Holdings, Inc.*                                                               100,200         3,292,572
Tenet Healthcare Corp.^*                                                              624,600         8,375,886
                                                                                                ---------------
                                                                                                $    19,876,901
                                                                                                ---------------
MEDICAL EQUIPMENT -- 0.1%
Baxter International, Inc.                                                             37,250   $     1,285,498
Guidant Corp.                                                                          10,800           603,504
                                                                                                ---------------
                                                                                                $     1,889,002
                                                                                                ---------------
NATURAL GAS -- DISTRIBUTION -- 0.4%
AGL Resources, Inc.                                                                    65,000   $     1,888,250
KeySpan Corp.                                                                          39,600         1,453,320
National Fuel Gas Co.                                                                  43,600         1,090,000
NiSource, Inc.                                                                        133,419         2,751,100
                                                                                                ---------------
                                                                                                $     7,182,670
                                                                                                ---------------
OIL SERVICES -- 3.1%
BJ Services Co.*                                                                      154,100   $     7,063,944
Cooper Cameron Corp.*                                                                 168,280         8,195,236
GlobalSantaFe Corp.                                                                   663,200        17,574,800
Noble Corp.*                                                                          550,900        20,873,601
Schlumberger Ltd.                                                                     125,000         7,938,750
                                                                                                ---------------
                                                                                                $    61,646,331
                                                                                                ---------------
PHARMACEUTICALS -- 4.3%
Abbott Laboratories                                                                   287,700   $    11,726,652
Eli Lilly & Co.                                                                        42,100         2,943,211
Johnson & Johnson                                                                     498,500        27,766,450
Merck & Co., Inc.                                                                     417,400        19,826,500
Pfizer, Inc.                                                                           99,600         3,414,288
Wyeth                                                                                 544,200        19,678,272
                                                                                                ---------------
                                                                                                $    85,355,373
                                                                                                ---------------
PRINTING & PUBLISHING -- 0.3%
New York Times Co., "A"^                                                               40,770   $     1,822,827
Tribune Co.^                                                                           96,900         4,412,826
                                                                                                ---------------
                                                                                                $     6,235,653
                                                                                                ---------------
RAILROAD & SHIPPING -- 0.4%
Burlington Northern Santa Fe Corp.                                                    146,180   $     5,126,533
Union Pacific Corp.                                                                    45,600         2,710,920
                                                                                                ---------------
                                                                                                $     7,837,453
                                                                                                ---------------
RESTAURANTS -- 0.2%
ARAMARK Corp., "B"                                                                     62,700   $     1,803,252
McDonald's Corp.                                                                       79,700         2,072,200
                                                                                                ---------------
                                                                                                $     3,875,452
                                                                                                ---------------
SPECIALTY CHEMICALS -- 0.1%
Praxair, Inc.^                                                                         29,000   $     1,157,390
                                                                                                ---------------
SPECIALTY STORES -- 0.5%
Home Depot, Inc.                                                                      166,400   $     5,857,280
TJX Cos., Inc.                                                                        154,400         3,727,216
                                                                                                ---------------
                                                                                                $     9,584,496
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.2%
Cisco Systems, Inc.*                                                                  162,800   $     3,858,360
                                                                                                ---------------
TELEPHONE SERVICES -- 4.0%
SBC Communications, Inc.                                                              410,646   $     9,958,166
Sprint FON Group                                                                    1,935,600        34,066,560
Verizon Communications, Inc.                                                          942,112        34,095,033
                                                                                                ---------------
                                                                                                $    78,119,759
                                                                                                ---------------
TOBACCO -- 0.7%
Altria Group, Inc.                                                                    263,100   $    13,168,155
                                                                                                ---------------
UTILITIES -- ELECTRIC POWER -- 2.4%
Ameren Corp.                                                                           20,760   $       891,850
Calpine Corp.*                                                                      2,131,600         9,208,512
Cinergy Corp.                                                                         100,300         3,811,400
Dominion Resources, Inc.                                                               53,300         3,362,164
Energy East Corp.                                                                      77,300         1,874,525
Entergy Corp.                                                                         142,000         7,953,420
Exelon Corp.                                                                          118,880         3,957,515
FirstEnergy Corp.^                                                                     25,200           942,732
NSTAR                                                                                  18,900           904,932
PPL Corp.                                                                             115,400         5,296,860
TXU Corp.                                                                             243,000         9,843,930
                                                                                                ---------------
                                                                                                $    48,047,840
                                                                                                ---------------
    Total U.S. Stocks                                                                           $ 1,055,715,070
                                                                                                ---------------
FOREIGN STOCKS -- 6.3%
AUSTRALIA -- 0.2%
News Corp. Ltd. Preferred, ADR
  (Broadcast & Cable TV)                                                              113,600   $     3,735,168
                                                                                                ---------------
BERMUDA -- 0.4%
Accenture Ltd., "A" (Business Services)*                                              174,930   $     4,807,076
Ingersoll-Rand Co. Ltd., "A" (Machinery &
  Tools)                                                                               39,500         2,698,245
                                                                                                ---------------
                                                                                                $     7,505,321
                                                                                                ---------------
BRAZIL -- 0.4%
Companhia Vale do Rio Doce, ADR
  (Metals & Mining)                                                                   173,600   $     8,254,680
                                                                                                ---------------
CANADA -- 1.2%
EnCana Corp. (Energy -- Independent)^                                                  90,100   $     3,888,716
Magna International, Inc., "A" (Automotive)                                            95,700         8,150,769
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                                                 2,235,700        11,156,143
                                                                                                ---------------
                                                                                                $    23,195,628
                                                                                                ---------------
FINLAND -- 0.6%
Nokia Corp., ADR (Telecommunications --
  Wireless)                                                                           845,800   $    12,297,932
                                                                                                ---------------
FRANCE -- 0.5%
Sanofi-Synthelabo (Pharmaceuticals)                                                    29,800   $     1,891,197
TOTAL S.A., ADR (Energy -- Integrated)                                                 84,300         8,099,544
                                                                                                ---------------
                                                                                                $     9,990,741
                                                                                                ---------------
SWITZERLAND -- 0.6%
Novartis AG (Pharmaceuticals)                                                          64,400   $     2,842,160
Roche Holding AG (Pharmaceuticals)                                                     69,000         6,834,412
Syngenta AG (Chemicals)                                                                32,900         2,759,406
                                                                                                ---------------
                                                                                                $    12,435,978
                                                                                                ---------------
UNITED KINGDOM -- 2.4%
BHP Billiton PLC (Metals & Mining)                                                    199,700   $     1,732,344
BP PLC, ADR (Energy -- Integrated)                                                    369,420        19,789,829
Diageo PLC (Alcoholic Beverages)*                                                     131,200         1,768,434
Reed Elsevier PLC (Printing & Publishing)                                             781,900         7,597,840
Vodafone Group PLC, ADR
  (Telecommunications -- Wireless)                                                    693,290        15,321,709
                                                                                                ---------------
                                                                                                $    46,210,156
                                                                                                ---------------
    Total Foreign Stocks                                                                        $   123,625,604
                                                                                                ---------------
    Total Stocks (Identified Cost, $1,070,756,425)                                              $ 1,179,340,674
                                                                                                ---------------

                                                                                PAR AMOUNT
ISSUER                                                                         (000 OMITTED)        VALUE
BONDS -- 37.6%
U.S. BONDS -- 36.3%
AEROSPACE -- 0.4%
BAE Systems Holdings, Inc., 6.4%, 2011##                                      $         1,950   $     2,075,871
Boeing Capital Corp., 6.5%, 2012                                                        3,252         3,504,463
Northrop Grumman Corp., 7.75%, 2031                                                     2,738         3,184,751
                                                                                                ---------------
                                                                                                $     8,765,085
                                                                                                ---------------
AIRLINES -- 0.2%
Continental Airlines, Inc., 6.648%, 2019                                      $         2,395   $     2,235,439
Continental Airlines, Inc., 7.256%, 2020                                                1,501         1,461,909
                                                                                                ---------------
                                                                                                $     3,697,348
                                                                                                ---------------
ALCOHOLIC BEVERAGES -- 0.1%
Miller Brewing Co., 5.5%, 2013##                                              $         2,541   $     2,549,868
                                                                                                ---------------
ASSET BACKED & SECURITIZED -- 2.0%
AmeriCredit Automobile Receivables Trust,
  2.18%, 2008                                                                 $         2,195   $     2,158,344
Bear Stearns Commercial Mortgage
  Securities, Inc., 6.8%, 2008                                                          1,575         1,649,214
Beneficial Home Equity Loan Trust,
  1.44%, 2037                                                                           1,664         1,654,178
Blackrock Capital Finance LP,
  7.75%, 2026##                                                                           355           351,152
CPS Auto Receivables Trust, 2.89%, 2009##                                                 245           242,736
CRIIMI MAE CMBS Corp., 6.701%, 2008##                                                   1,272         1,341,733
CRIIMI MAE Commercial Mortgage Trust,
  7%, 2011##                                                                            1,630         1,722,640
Capital One Auto Finance Trust,
  4.79%, 2009                                                                           1,750         1,788,650
Chase Commercial Mortgage Securities
  Corp., 6.39%, 2008                                                                    2,893         3,117,451
Chase Commercial Mortgage Securities
  Corp., 7.543%, 2009                                                                     805           871,076
Citibank Credit Card Issuance Trust,
  6.65%, 2008                                                                           4,743         5,011,932
Countrywide Alternative Loan Trust,
  8%, 2030                                                                              2,310         2,306,352
Credit Suisse First Boston Corp.,
  6.38%, 2035                                                                             800           862,965
Deutsche Mortgage & Asset Receiving
  Corp., 6.538%, 2031                                                                   2,033         2,176,948
First Union-Lehman Brothers Bank of
  America, 6.56%, 2035                                                                    887           956,639
First Union-Lehman Brothers Commercial
  Mortgage Trust, 7.38%, 2029                                                             751           805,596
First Union-Lehman Brothers Commercial
  Mortgage Trust, 6.65%, 2029                                                             656           697,725
Goldman Sachs Mortgage Securities Corp.,
  6.06%, 2030                                                                           1,925         1,973,138
J.P. Morgan Commercial Mortgage Finance
  Corp., 6.613%, 2030                                                                   1,179         1,265,517
Merrill Lynch Mortgage Investors, Inc.,
  6.39%, 2030                                                                             819           868,114
Morgan Stanley Capital I, Inc., 0.8104%,
  2030##                                                                               76,789         1,974,970
Mortgage Capital Funding, Inc.,
  6.337%, 2031                                                                          2,846         3,047,477
Multi-Family Capital Access One, Inc.,
  6.65%, 2024                                                                             596           651,571
Residential Accredit Loans, Inc.,
  7%, 2028                                                                                532           531,569
Residential Asset Mortgage Products, Inc.,
  3.8%, 2030                                                                              982           965,345
Residential Funding Mortgage Securities I,
  6%, 2016                                                                                285           284,990
                                                                                                ---------------
                                                                                                $    39,278,022
                                                                                                ---------------
AUTOMOTIVE -- 0.9%
DaimlerChrysler N.A. Holdings Corp.,
  6.5%, 2013                                                                  $         3,649   $     3,741,101
Ford Motor Co., 7.45%, 2031                                                             1,655         1,577,579
Ford Motor Credit Co., 6.875%, 2006                                                       625           655,561
Ford Motor Credit Co., 7.875%, 2010                                                     1,726         1,877,997
Ford Motor Credit Co., 7%, 2013                                                         1,006         1,015,523
General Motors Acceptance Corp.,
  5.36%, 2004                                                                           5,000         5,011,870
General Motors Acceptance Corp.,
  6.875%, 2011                                                                          2,196         2,251,552
General Motors Acceptance Corp.,
  8%, 2031                                                                              1,396         1,430,323
General Motors Corp., 7.2%, 2011                                                          376           393,971
                                                                                                ---------------
                                                                                                $    17,955,477
                                                                                                ---------------
BANKS & CREDIT COMPANIES -- 1.3%
Abbey National Capital Trust I,
  8.963%, 2049                                                                $         1,558   $     1,942,952
Bank of America Corp., 7.4%, 2011                                                       2,792         3,164,224
Citigroup, Inc., 7.25%, 2010                                                            3,761         4,235,657
Credit Suisse First Boston USA, Inc.,
  4.625%, 2008                                                                          6,364         6,482,549
Credit Suisse First Boston USA, Inc.,
  6.125%, 2011                                                                            614           646,252
Natexis AMBS Co. LLC, 8.44%, 2049##                                                       135           154,574
Popular North America, Inc., 4.25%, 2008                                                1,839         1,837,998
RBS Capital Trust II, 6.425%, 2049                                                      1,490         1,426,378
Socgen Real Estate LLC, 7.64%, 2049##                                                   3,128         3,452,990
UniCredito Italiano Capital Trust II,
  9.2%, 2049##                                                                          1,509         1,830,927
                                                                                                ---------------
                                                                                                $    25,174,501
                                                                                                ---------------
BROADCAST & CABLE TV -- 0.3%
Cox Communications, Inc., 7.75%, 2010                                         $           857   $       971,472
TCI Communications Financing III,
  9.65%, 2027                                                                           4,805         5,653,131
                                                                                                ---------------
                                                                                                $     6,624,603
                                                                                                ---------------
BROKERAGE & ASSET MANAGERS -- 0.3%
Lehman Brothers Holdings, Inc.,
  7.75%, 2005                                                                 $         1,583   $     1,629,369
Lehman Brothers Holdings, Inc.,
  8.25%, 2007                                                                           1,405         1,579,900
Morgan Stanley Group, Inc., 6.1%, 2006                                                  1,504         1,582,345
Morgan Stanley Group, Inc., 6.75%, 2011                                                 1,530         1,676,680
                                                                                                ---------------
                                                                                                $     6,468,294
                                                                                                ---------------
BUILDING -- 0.1%
CRH North America, Inc., 6.95%, 2012                                          $         1,847   $     2,029,443
                                                                                                ---------------
CHEMICALS -- 0.1%
Dow Chemical Co., 5.75%, 2008                                                 $         1,416   $     1,485,918
                                                                                                ---------------
CONGLOMERATES -- 0.2%
General Electric Capital Corp.,
  7.5%, 2005                                                                  $         3,643   $     3,801,237
General Electric Capital Corp.,
  8.75%, 2007                                                                             904         1,033,960
                                                                                                ---------------
                                                                                                $     4,835,197
                                                                                                ---------------
CONSUMER CYCLICAL -- 0.1%
Cendant Corp., 6.875%, 2006                                                   $         1,280   $     1,367,683
Cendant Corp., 6.25%, 2008                                                                818           872,326
                                                                                                ---------------
                                                                                                $     2,240,009
                                                                                                ---------------
DEFENSE ELECTRONICS -- 0.1%
Raytheon Co., 6.15%, 2008                                                     $         1,817   $     1,938,241
                                                                                                ---------------
ENERGY -- INDEPENDENT -- 0.1%
Devon Financing Corp. U.L.C.,
  6.875%, 2011                                                                $         1,376   $     1,497,992
                                                                                                ---------------

                                                                                PAR AMOUNT
ISSUER                                                                         (000 OMITTED)        VALUE
BONDS-- continued
U.S. BONDS-- continued
ENERGY -- INTEGRATED -- 0.2%
Amerada Hess Corp., 7.3%, 2031                                                $           578   $       586,864
Phillips Petroleum Co., 8.5%, 2005                                                      2,211         2,324,541
                                                                                                ---------------
                                                                                                $     2,911,405
                                                                                                ---------------
ENTERTAINMENT -- 0.1%
Time Warner Entertainment Co. LP,
  10.15%, 2012                                                                $           335   $       426,565
Walt Disney Co., 6.75%, 2006                                                              597           632,393
Walt Disney Co., 6.375%, 2012                                                             931           998,998
                                                                                                ---------------
                                                                                                $     2,057,956
                                                                                                ---------------
FINANCIAL INSTITUTIONS -- 0.2%
SLM Corp., 4%, 2009                                                           $         1,394   $     1,369,184
SLM Corp., 5.375%, 2013                                                                 1,702         1,701,086
                                                                                                ---------------
                                                                                                $     3,070,270
                                                                                                ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 0.1%
Kraft Foods, Inc., 6.25%, 2012                                                $         1,079   $     1,136,175
                                                                                                ---------------
FOREST & PAPER PRODUCTS -- 0.2%
MeadWestvaco Corp., 6.8%, 2032                                                $           915   $       905,390
Weyerhaeuser Co., 6.75%, 2012                                                           2,123         2,299,107
                                                                                                ---------------
                                                                                                $     3,204,497
                                                                                                ---------------
GAMING & LODGING -- 0.1%
Harrah's Operating Co., Inc.,
  7.125%, 2007                                                                $         1,476   $     1,589,375
                                                                                                ---------------
INSURANCE -- 0.5%
AIG SunAmerica Institutional Funding II,
  5.75%, 2009                                                                 $         2,804   $     2,950,217
AIG SunAmerica, Inc, 7.6%, 2005##                                                       3,135         3,282,665
MetLife, Inc., 6.5%, 2032                                                               2,610         2,673,212
Prudential Funding Corp., 6.6%, 2008##                                                  1,544         1,683,747
                                                                                                ---------------
                                                                                                $    10,589,841
                                                                                                ---------------
INSURANCE -- PROPERTY & CASUALTY -- 0.2%
Allstate Corp., 6.125%, 2032                                                  $         1,617   $     1,588,259
Fund American Cos., Inc., 5.875%, 2013                                                  1,110         1,107,637
Safeco Corp., 4.875%, 2010                                                                283           284,999
Travelers Property Casualty Corp.,
  6.375%, 2033                                                                            736           724,956
                                                                                                ---------------
                                                                                                $     3,705,851
                                                                                                ---------------
MACHINERY & TOOLS -- 0.1%
Kennametal, Inc., 7.2%, 2012                                                  $         1,780   $     1,882,562
                                                                                                ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.2%
HCA, Inc., 8.75%, 2010                                                        $           550   $       628,025
HCA, Inc., 6.95%, 2012                                                                  2,004         2,090,825
HCA, Inc., 6.25%, 2013                                                                    580           576,529
                                                                                                ---------------
                                                                                                $     3,295,379
                                                                                                ---------------
MORTGAGE BACKED -- 13.1%
Fannie Mae, 5.722%, 2009                                                      $         5,090   $     5,373,589
Fannie Mae, 6%, 2012 - 2033                                                            40,490        41,760,985
Fannie Mae, 5.5%, 2016 - 2034                                                          67,847        68,126,474
Fannie Mae, 4.5%, 2018 - 2019                                                           9,419         9,227,796
Fannie Mae, 5%, 2018                                                                   15,213        15,267,121
Fannie Mae, 6.5%, 2028 - 2034                                                          27,093        28,242,269
Fannie Mae, 7.5%, 2030 - 2031                                                           2,589         2,774,806
Federal Home Loan Bank, 5%, 2019                                                        2,733         2,739,952
Federal Home Loan Bank, 6%, 2023                                                        2,741         2,831,083
Federal Home Loan Bank, 5.5%, 2033                                                      1,244         1,242,065
Freddie Mac, 5%, 2017 - 2032                                                           16,735        16,428,885
Freddie Mac, 4.5%, 2018 - 2019                                                         13,180        12,908,274
Freddie Mac, 5.5%, 2019 - 2034                                                         15,968        15,953,667
Freddie Mac, 6%, 2033 - 2034                                                            3,115         3,185,526
Freddie Mac, 6.5%, 2034                                                                 1,278         1,333,254
Ginnie Mae, 7.5%, 2024 - 2028                                                              18            20,318
Ginnie Mae, 6.5%, 2028 - 2033                                                           3,233         3,385,204
Ginnie Mae, 7%, 2032                                                                      163           172,786
Ginnie Mae, 5.5%, 2033                                                        $        15,443   $    15,458,599
Ginnie Mae, 6%, 2033 - 2034                                                            11,489        11,779,718
                                                                                                ---------------
                                                                                                $   258,212,371
                                                                                                ---------------
NATURAL GAS -- DISTRIBUTION -- 0%
CenterPoint Energy Resources Corp.,
  7.875%, 2013                                                                $           562   $       628,826
                                                                                                ---------------
NATURAL GAS -- PIPELINE -- 0.2%
Kinder Morgan Energy Partners LP,
  6.75%, 2011                                                                 $           740   $       797,034
Kinder Morgan Energy Partners LP,
  7.4%, 2031                                                                            1,373         1,463,017
Kinder Morgan Energy Partners LP,
  7.75%, 2032                                                                             980         1,087,352
                                                                                                ---------------
                                                                                                $     3,347,403
                                                                                                ---------------
PHARMACEUTICALS -- 0%
Wyeth, 6.5%, 2034                                                             $           920   $       867,140
                                                                                                ---------------
POLLUTION CONTROL -- 0.2%
Waste Management, Inc., 7.375%, 2010                                          $         3,703   $     4,160,435
                                                                                                ---------------
PRINTING & PUBLISHING -- 0.1%
Belo Corp., 7.75%, 2027                                                       $         2,533   $     2,819,606
                                                                                                ---------------
REAL ESTATE -- 0.3%
Boston Properties, Inc., 5%, 2015                                             $           369   $       342,173
EOP Operating LP, 6.8%, 2009                                                            1,238         1,339,903
Simon Property Group LP, 6.375%, 2007                                                   1,069         1,144,229
Vornado Realty Trust, 5.625%, 2007                                                      3,304         3,495,374
                                                                                                ---------------
                                                                                                $     6,321,679
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.1%
AT&T Wireless Services, Inc., 7.35%, 2006                                     $           903   $       963,590
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.7%
ALLTEL Corp., 7.875%, 2032                                                    $         1,115   $     1,289,983
Citizens Communications Co.,
  8.5%, 2006                                                                            1,645         1,752,604
Citizens Communications Co.,
  7.625%, 2008                                                                            483           498,608
Sprint Capital Corp., 6%, 2007                                                          1,200         1,256,671
Sprint Capital Corp., 6.875%, 2028                                                      2,338         2,247,395
Telecomunicaciones de Puerto Rico, Inc.,
  6.65%, 2006                                                                           1,716         1,812,846
Verizon New York, Inc., 6.875%, 2012                                                    4,213         4,516,812
                                                                                                ---------------
                                                                                                $    13,374,919
                                                                                                ---------------
U.S. GOVERNMENT AGENCIES -- 4.4%
Fannie Mae, 2.5%, 2006                                                        $         3,472   $     3,438,790
Fannie Mae, 5.25%, 2007                                                                12,269        12,835,803
Fannie Mae, 6.625%, 2009 - 2010                                                        20,829        23,073,882
Fannie Mae, 5.125%, 2014                                                                2,913         2,834,830
Federal Home Loan Bank, 2.875%, 2006                                                    3,325         3,310,446
Federal Home Loan Bank, 5.25%, 2014                                                     3,800         3,820,406
Freddie Mac, 7%, 2005                                                                   9,270         9,716,425
Freddie Mac, 2.875%, 2006                                                               2,198         2,176,580
Freddie Mac, 5.5%, 2006                                                                 7,104         7,434,201
Freddie Mac, 6%, 2011                                                                     784           841,825
Freddie Mac, 4.875%, 2013                                                              10,686        10,472,750
Small Business Administration,
  4.35%, 2023                                                                             452           428,295
Small Business Administration,
  4.77%, 2024                                                                           1,175         1,136,023
Small Business Administration,
  5.18%, 2024                                                                           1,920         1,906,476
Small Business Administration,
  5.52%, 2024                                                                           2,777         2,808,862
                                                                                                ---------------
                                                                                                $    86,235,594
                                                                                                ---------------

                                                                                PAR AMOUNT
ISSUER                                                                         (000 OMITTED)        VALUE
BONDS-- continued
U.S. BONDS -- continued
U.S. TREASURY OBLIGATIONS -- 7.7%
U.S. Treasury Bonds, 4.25%, 2010                                              $         6,564   $     7,512,859
U.S. Treasury Bonds, 8%, 2021                                                           6,930         9,083,172
U.S. Treasury Bonds, 6.25%, 2023                                                       22,630        25,059,195
U.S. Treasury Bonds, 5.375%, 2031                                                       6,426         6,480,974
U.S. Treasury Notes, 1.25%, 2005                                                        3,404         3,380,332
U.S. Treasury Notes, 6.5%, 2005                                                         3,354         3,482,394
U.S. Treasury Notes, 6.875%, 2006                                                       6,270         6,749,555
U.S. Treasury Notes, 7%, 2006                                                          28,864        31,273,480
U.S. Treasury Notes, 4.75%, 2008 - 2014                                                31,473        32,528,298
U.S. Treasury Notes, 5.5%, 2008                                                         7,085         7,586,760
U.S. Treasury Notes, 3%, 2012                                                          10,144        10,967,039
U.S. Treasury Notes, 4%, 2012                                                           1,910         1,849,193
U.S. Treasury Notes, 4.375%, 2012                                                       1,778         1,769,736
U.S. Treasury Notes, 3.875%, 2013                                                       4,862         4,647,960
                                                                                                ---------------
                                                                                                $   152,370,947
                                                                                                ---------------
UTILITIES -- ELECTRIC POWER -- 1.4%
DTE Energy Co., 7.05%, 2011                                                   $         1,827   $     1,980,402
Exelon Generation Co. LLC, 6.95%, 2011                                                  1,500         1,642,397
FirstEnergy Corp., 6.45%, 2011                                                          1,417         1,469,088
MidAmerican Energy Holdings Co.,
  3.5%, 2008                                                                            1,030           993,530
MidAmerican Energy Holdings Co.,
  5.875%, 2012                                                                            535           543,243
MidAmerican Funding LLC, 6.927%, 2029                                                   2,762         2,919,694
Niagara Mohawk Power Corp.,
  7.75%, 2006                                                                             942         1,018,133
Northeast Utilities, 8.58%, 2006                                                          999         1,053,266
Oncor Electric Delivery Co., 7%, 2022                                                   2,349         2,513,453
PSEG Power LLC, 6.95%, 2012                                                             1,068         1,161,326
PSEG Power LLC, 8.625%, 2031                                                            2,310         2,821,441
Pacific Gas & Electric Co., 4.8%, 2014                                                  1,145         1,084,933
Progress Energy, Inc., 7.1%, 2011                                                         608           666,240
Progress Energy, Inc., 6.85%, 2012                                                      1,715         1,853,265
W3A Funding Corp., 5.129%, 2014##                                                       1,116         1,097,006
W3A Funding Corp., 8.09%, 2017                                                          2,090         2,304,093
TXU Energy Co., 7%, 2013                                                                  619           674,061
Toledo Edison Co., 7.875%, 2004                                                         1,725         1,732,009
                                                                                                ---------------
                                                                                                $    27,527,580
                                                                                                ---------------
    Total U.S. Bonds                                                                            $   714,813,399
                                                                                                ---------------
FOREIGN BONDS -- 1.3%
CANADA -- 0.2%
EnCana Holdings Finance Corp.,
  5.8%, 2014 (Energy -- Independent)                                          $           951   $       971,209
Hydro-Quebec, 6.3%, 2011
  (International Market Agencies)                                                       2,256         2,456,955
TELUS Corp., 8%, 2011
  (Telecommunications -- Wireline)                                                        510           579,647
                                                                                                ---------------
                                                                                                $     4,007,811
                                                                                                ---------------
CAYMAN ISLANDS -- 0.1%
DBS Capital Funding Corp., 7.657%, 2049
  (Banks & Credit Companies)##                                                $         1,476   $     1,648,144
                                                                                                ---------------
FRANCE -- 0%
France Telecom S.A., 8.75%, 2011
  (Telecommunications -- Wireline)                                            $           816   $       945,598
                                                                                                ---------------
GERMANY -- 0.2%
Deutsche Telekom International Finance B.V.,
  8.75%, 2030
  (Telecommunications -- Wireline)                                            $         1,479   $     1,800,144
KFW International Finance, Inc.,
  4.25%, 2005
  (International Market Agencies)                                                       1,600         1,624,797
                                                                                                ---------------
                                                                                                $     3,424,941
                                                                                                ---------------
HONG KONG -- 0.1%
PCCW-HKTC Capital II Ltd., 6%, 2013
  (Telecommunications -- Wireline)##                                          $         1,321   $     1,305,876
                                                                                                ---------------
ISRAEL -- 0%
State of Israel, 4.625%, 2013
  (International Market Sovereign)                                            $           981   $       904,841
                                                                                                ---------------
ITALY -- 0.2%
Republic of Italy, 4.625%, 2005
  (International Market Sovereign)                                            $         3,119   $     3,195,553
                                                                                                ---------------
LUXEMBOURG -- 0.1%
Telecom Italia S.P.A., 5.25%, 2013
  (Telecommunications-- Wireline)##                                           $         2,249   $     2,176,686
                                                                                                ---------------
MEXICO -- 0.2%
Pemex Project Funding Master Trust,
  7.375%, 2014 (Oil Services)                                                 $         2,632   $     2,684,640
Pemex Project Funding Master Trust,
  8.625%, 2022 (Oil Services)                                                             316           328,640
United Mexican States, 8.125%, 2019
  (Emerging Market Sovereign)                                                             726           776,820
United Mexican States, 8%, 2022
  (Emerging Market Sovereign)                                                             513           532,751
                                                                                                ---------------
                                                                                                $     4,322,851
                                                                                                ---------------
UNITED KINGDOM -- 0.2%
Cadbury Schweppes U.S. Finance,
  5.125%, 2013 (Food &
  Non-Alcoholic Beverages)##                                                  $         2,627   $     2,565,455
HBOS Capital Funding LP, 6.071%, 2049
  (Banks & Credit Companies)##                                                            977           980,901
                                                                                                ---------------
                                                                                                $     3,546,356
                                                                                                ---------------
    Total Foreign Bonds                                                                         $    25,478,657
                                                                                                ---------------
    Total Bonds (Identified Cost, $735,380,180)                                                 $   740,292,056
                                                                                                ---------------
SHORT-TERM OBLIGATION -- 0.5%
Barton Capital Corp., due 7/08/04,#
  at Amortized Cost                                                           $        10,000   $     9,997,851
                                                                                                ---------------
REPURCHASE AGREEMENT -- 1.9%
Morgan Stanley, 1.50%, dated 6/30/04,
  due 7/01/04, total to be received $37,895,597
  (secured by various U.S. Treasury and
  Federal Agency obligations in a
  jointly traded account), at Cost                                            $        37,894   $    37,894,000
                                                                                                ---------------

                                                                                PAR AMOUNT/
                                                                                  SHARES
COLLATERAL FOR SECURITIES LOANED -- 1.4%
Merrill Lynch Repurchase Agreement, 1.50%,
  dated 06/30/04, due 07/01/04,
  total to be received $669,028
  (secured by various U.S. Treasury and
  Federal Agency obligations in an
  individually traded account), at Cost                                       $       669,000   $       669,000
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                                                      26,866,771        26,866,771
                                                                                                ---------------
    Total Collateral for Securities Loaned, at Cost                                             $    27,535,771
                                                                                                ---------------
    Total Investments
      (Identified Cost, $1,881,564,227)                                                         $ 1,995,060,352
                                                                                                ---------------

OTHER ASSETS,
  LESS LIABILITIES -- (1.2)%                                                                        (24,185,063)
                                                                                                ---------------
    Net Assets -- 100.0%                                                                        $ 1,970,875,289
                                                                                                ===============

           See portfolio footnotes and notes to financial statements.

UTILITIES SERIES

ISSUER                                                                               SHARES          VALUE
STOCKS -- 88.7%
U.S. STOCKS -- 57.5%
BROADCAST & CABLE TV -- 7.2%
Cablevision Systems Corp., "A"*^                                                       20,700   $       406,752
Citadel Broadcasting Corp.*                                                           135,900         1,980,063
Comcast Corp., "A"*                                                                    13,100           367,193
Comcast Corp., "Special A"*                                                           239,600         6,615,356
Cox Communications, Inc., "A"*^                                                       126,300         3,509,877
Cox Radio, Inc., "A"*                                                                  73,100         1,270,478
Cumulus Media, Inc.*                                                                   26,100           438,741
Directv Group Inc.*                                                                     8,600           147,060
EchoStar Communications Corp., "A"*                                                   164,000         5,043,000
NTL, Inc.*                                                                             29,100         1,676,742
Time Warner, Inc.*                                                                     40,100           704,958
                                                                                                ---------------
                                                                                                $    22,160,220
                                                                                                ---------------
ENTERTAINMENT -- 4.1%
Clear Channel Communications, Inc.                                                     61,300   $     2,265,035
Fox Entertainment Group, Inc., "A"*                                                   122,400         3,268,080
Viacom, Inc., "B"                                                                     104,700         3,739,884
Walt Disney Co.                                                                       136,000         3,466,640
                                                                                                ---------------
                                                                                                $    12,739,639
                                                                                                ---------------
NATURAL GAS -- DISTRIBUTION -- 9.3%
AGL Resources, Inc.                                                                    76,500   $     2,222,325
Energen Corp.                                                                           3,200           153,568
Equitable Resources, Inc.                                                             136,600         7,063,586
Kinder Morgan, Inc.                                                                    76,070         4,510,190
NiSource, Inc.                                                                        130,400         2,688,848
ONEOK, Inc.^                                                                          147,800         3,250,122
Questar Corp.                                                                          86,500         3,342,360
Sempra Energy^                                                                        161,500         5,560,445
                                                                                                ---------------
                                                                                                $    28,791,444
                                                                                                ---------------
NATURAL GAS -- PIPELINE -- 0%
El Paso Corp.                                                                          18,400   $       144,992
                                                                                                ---------------
OIL SERVICES -- 3.8%
Cooper Cameron Corp.*                                                                  36,600   $     1,782,420
GlobalSantaFe Corp.                                                                    63,600         1,685,400
Halliburton Co.                                                                       153,600         4,647,936
Noble Corp.*                                                                           53,000         2,008,170
Pride International, Inc.*                                                             91,500         1,565,565
                                                                                                ---------------
                                                                                                $    11,689,491
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELESS -- 1.4%
Alamosa Holdings, Inc.*                                                                42,640   $       313,404
American Tower Corp., "A"*                                                             64,700           983,440
Crown Castle International Corp.*                                                      94,957         1,400,616
SpectraSite, Inc.*                                                                     39,800         1,720,156
                                                                                                ---------------
                                                                                                $     4,417,616
                                                                                                ---------------
TELEPHONE SERVICES -- 3.7%
SBC Communications, Inc.                                                               77,700   $     1,884,225
Sprint FON Group                                                                      280,350         4,934,160
Verizon Communications, Inc.                                                          124,350         4,500,227
                                                                                                ---------------
                                                                                                $    11,318,612
                                                                                                ---------------
UTILITIES -- ELECTRIC POWER -- 28.0%
AES Corp.*                                                                            562,500   $     5,585,625
Ameren Corp.                                                                           38,160         1,639,354
Cinergy Corp.                                                                         109,300         4,153,400
Constellation Energy Group, Inc.                                                      140,700         5,332,530
Dominion Resources, Inc.                                                               86,100         5,431,188
DPL, Inc.                                                                              58,300         1,132,186
Entergy Corp.                                                                         188,800        10,574,688
Exelon Corp.                                                                          345,200        11,491,708
FirstEnergy Corp.                                                                      37,140         1,389,407
NRG Energy, Inc.*                                                                     247,200         6,130,560
MDU Resources Group, Inc.                                                             195,550         4,699,067
PG&E Corp.*                                                                           250,500         6,998,970
Pinnacle West Capital Corp.^                                                           20,800           840,112
PPL Corp.                                                                             172,100         7,899,390
Public Service Enterprise Group, Inc.^                                                 35,400   $     1,417,062
Reliant Energy, Inc.*^                                                                314,300         3,403,869
SCANA Corp.                                                                            38,800         1,411,156
TXU Corp.                                                                             116,500         4,719,415
Westar Energy, Inc.                                                                   109,100         2,172,181
                                                                                                ---------------
                                                                                                $    86,421,868
                                                                                                ---------------
    Total U.S. Stocks                                                                           $   177,683,882
                                                                                                ---------------
FOREIGN STOCKS -- 31.2%
AUSTRALIA -- 1.3%
News Corp. Ltd. Preferred, ADR
  (Broadcast & Cable TV)                                                              125,400   $     4,123,152
                                                                                                ---------------
BRAZIL -- 1.1%
Brasil Telecom Participacoes S.A., ADR
  (Telephone Services)^                                                                97,600   $     2,996,320
Companhia Energetica de Minas Gerais --
  CEMIG, Preferred (Utilities --
  Electric Power)                                                                  16,700,000           248,723
                                                                                                ---------------
                                                                                                $     3,245,043
                                                                                                ---------------
CANADA -- 1.5%
EnCana Corp. (Energy -- Independent)                                                   65,100   $     2,798,047
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                                                   341,100         1,702,089
                                                                                                ---------------
                                                                                                $     4,500,136
                                                                                                ---------------
CHILE -- 0.8%
Enersis S.A., ADR (Utilities --
  Electric Power)*                                                                    433,100   $     2,581,276
                                                                                                ---------------
FINLAND -- 0.1%
Fortum Corp. (Energy -- Independent)                                                   25,200   $       322,309
                                                                                                ---------------
FRANCE -- 2.7%
France Telecom S.A. (Telephone Services)                                               80,900   $     2,110,818
Suez S.A. (Utilities -- Electric Power)                                                88,400         1,842,405
Veolia Environnement (Utilities --
  Electric Power)                                                                     160,633         4,537,517
                                                                                                ---------------
                                                                                                $     8,490,740
                                                                                                ---------------
GERMANY -- 2.8%
Deutsche Telekom AG
  (Telephone Services)                                                                194,600   $     3,422,889
E.ON AG (Conglomerates)                                                                73,000         5,273,031
                                                                                                ---------------
                                                                                                $     8,695,920
                                                                                                ---------------
ITALY -- 2.5%
Enel S.p.A. (Utilities -- Electric Power)                                             354,100   $     2,842,458
Snam Rete Gas S.p.A. (Natural Gas --
  Distribution)                                                                       644,100         2,769,560
T.E.R.N.A (Utilities -- Electric Power)*                                              927,360         2,010,718
                                                                                                ---------------
                                                                                                $     7,622,736
                                                                                                ---------------
JAPAN -- 0.5%
SOFTBANK CORP. (Business Services)                                                     35,400   $     1,553,981
                                                                                                ---------------
MEXICO -- 5.5%
America Movil S.A. de C.V., ADR
  (Telecommunications -- Wireless)                                                    165,700   $     6,026,509
Grupo Televisa S.A., ADR (Broadcast &
  Cable TV)                                                                            75,800         3,431,466
Telefonos de Mexico S.A. de C.V., ADR
  (Telephone Services)^                                                               119,300         3,969,111
TV Azteca S.A. de C.V., ADR (Broadcast &
  Cable TV)*^                                                                         400,800         3,462,912
                                                                                                ---------------
                                                                                                $    16,889,998
                                                                                                ---------------
NETHERLANDS -- 1.0%
Completel Europe N.V
  (Telephone Services)*                                                                 8,693   $       243,546
Royal KPN N.V. (Telephone Services)                                                   385,700         2,941,079
                                                                                                ---------------
                                                                                                $     3,184,625
                                                                                                ---------------

ISSUER                                                                               SHARES          VALUE
STOCKS -- continued
FOREIGN STOCKS -- continued
NEW ZEALAND -- 0.8%
Telecom Corp. of New Zealand Ltd.
  (Telephone Services)                                                                660,721   $     2,457,287
                                                                                                ---------------
SOUTH KOREA -- 2.0%
Hanaro Telecom, Inc.
  (Telephone Services)                                                                535,700   $     1,219,291
KT Freetel Co. Ltd. (Telephone Services)                                              107,400         1,863,583
SK Telecom Co. Ltd.
  (Telecommunications --  Wireless)##                                                   7,730         1,271,051
SK Telecom Co. Ltd., ADR
  (Telecommunications --  Wireless)^##                                                 81,900         1,719,081
                                                                                                ---------------
                                                                                                $     6,073,006
                                                                                                ---------------
SPAIN -- 4.6%
Enagas S.A. (Natural Gas -- Pipeline)                                                 552,974   $     6,001,574
Endesa S.A. (Utilities -- Electric Power)                                             181,100         3,494,269
Red Electrica de Espana S.A. (Utilities --
  Electric Power)                                                                      87,800         1,495,149
Telefonica S.A. (Telephone Services)                                                  208,800         3,090,221
                                                                                                ---------------
                                                                                                $    14,081,213
                                                                                                ---------------
UNITED KINGDOM -- 4.0%
AWG PLC (Utilities -- Electric Power)                                                 104,200   $     1,106,979
AWG PLC Redeemable (Utilities --
  Electric Power)*                                                                 24,601,200            44,600
National Grid Transco PLC (Utilities --
  Electric Power)                                                                     235,400         1,815,851
Severn Trent PLC (Utilities --
  Electric Power)                                                                      52,700           760,498
United Utilities PLC (Utilities --
  Electric Power)                                                                      85,100           799,931
United Utilities PLC, "A" (Utilities --
  Electric Power)                                                                     225,400         1,359,710
Vodafone Group PLC
  (Telecommunications --  Wireless)                                                 2,971,160         6,504,102
                                                                                                ---------------
                                                                                                $    12,391,671
                                                                                                ---------------
    Total Foreign Stocks                                                                        $    96,213,093
                                                                                                ---------------
    Total Stocks (Identified Cost, $249,909,916)                                                $   273,896,975
                                                                                                ---------------

                                                                                PAR AMOUNT
                                                                               (000 OMITTED)
BONDS -- 7.3%
U.S. BONDS -- 5.8%
ASSET BACKED & SECURITIZED -- 0.1%
Falcon Franchise Loan LLC,
  3.381%, 2023##                                                              $         1,105   $       153,914
                                                                                                ---------------
BROADCAST & CABLE TV -- 0%
Continental Cablevision, Inc.,
  9.5%, 2013                                                                  $           103   $       114,329
                                                                                                ---------------
ENERGY -- INDEPENDENT -- 0.1%
Chesapeake Energy Corp.,
  7.5%, 2014##                                                                $           280   $       288,400
                                                                                                ---------------
NATURAL GAS -- DISTRIBUTION -- 0.6%
CenterPoint Energy Resources Corp.,
  7.875%, 2013                                                                $         1,674   $     1,873,052
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.5%
American Tower, Inc., 7.25%, 2011                                             $         1,470   $     1,473,675
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.2%
Citizens Communications Co., 9%, 2031                                         $           782   $       754,008
                                                                                                ---------------
UTILITIES -- ELECTRIC POWER -- 4.3%
AES Corp., 8.75%, 2013##                                                      $           605   $       648,106
AES Corp., 9%, 2015##                                                                     615           658,819
Beaver Valley Funding Corp.,
  9%, 2017                                                                                771           870,690
Calpine Corp., 8.75%, 2013##                                                            1,805         1,480,100
DPL, Inc., 6.875%, 2011                                                       $         1,575   $     1,586,813
FirstEnergy Corp., 6.45%, 2011                                                          1,523         1,578,984
PSEG Energy Holdings LLC, 7.75%, 2007                                                   1,268         1,328,230
PSEG Energy Holdings LLC,
  8.625%, 2008                                                                          1,131         1,215,825
Reliant Resources, Inc., 9.25%, 2010                                                      780           832,650
Reliant Resources, Inc., 9.5%, 2013                                                     1,575         1,697,063
TXU Eastern Funding Co., 6.75%, 2009**                                                    191            24,830
Westar Energy Inc., 6%, 2014                                                            1,265         1,284,861
                                                                                                ---------------
                                                                                                $    13,206,971
                                                                                                ---------------
    Total U.S. Bonds                                                          `                 $    17,864,349
                                                                                                ---------------
FOREIGN BONDS -- 1.5%
CANADA -- 0.1%
Calpine Corp. Canada, 8.5%, 2008
  (Utilities -- Electric Power)                                               $           467   $       309,388
                                                                                                ---------------
CHILE -- 1.4%
Empresa Nacional de Electricidad S.A.,
  8.35%, 2013 (Utilities --
  Electric Power)                                                             $         2,956   $     3,155,577
Enersis S.A., 7.375%, 2014 (Utilities --
  Electric Power)##                                                                     1,341         1,319,254
                                                                                                ---------------
                                                                                                $     4,474,831
                                                                                                ---------------
    Total Foreign Bonds                                                                         $     4,784,219
                                                                                                ---------------
    Total Bonds (Identified Cost, $22,491,304)                                                  $    22,648,568
                                                                                                ---------------
CONVERTIBLE PREFERRED STOCKS -- 1.3%

                                                                                     SHARES
U.S. STOCKS -- 1.3%
NATURAL GAS -- DISTRIBUTION -- 0.3%
Sempra Energy, 8.5%                                                                    31,200   $       945,360
                                                                                                ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.1%
Crown Castle International Corp., 6.25%^                                                7,900   $       359,450
                                                                                                ---------------
UTILITIES -- ELECTRIC POWER -- 0.9%
AES Trust III, 6.75%                                                                   30,300   $     1,274,418
Public Service Enterprise Group, Inc.,
  10.25%^                                                                              22,400         1,266,944
                                                                                                ---------------
                                                                                                $     2,541,362
                                                                                                ---------------
    Total Convertible Preferred Stocks
      (Identified Cost, $3,949,014)                                                             $     3,846,172
                                                                                                ---------------
SHORT-TERM OBLIGATION -- 2.2%

                                                                                PAR AMOUNT
                                                                               (000 OMITTED)
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                                              $         6,721   $     6,721,000
                                                                                                ---------------
COLLATERAL FOR SECURITIES LOANED -- 10.8%

                                                                                    SHARES
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                                                      33,358,693   $    33,358,693
                                                                                                ---------------
    Total Investments
      (Identified Cost, $316,429,927)                                                           $   340,471,408
                                                                                                ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (10.3)%                                                                       (31,764,930)
                                                                                                ---------------
    Net Assets -- 100.0%                                                       `                $   308,706,478
                                                                                                ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
  * Non-income producing security.
 ** Non-income producing security - in default.
  ^ All or a portion of this security is on loan.
  # 4(2) paper.
 ## SEC Rule 144A restriction.
  + Restricted Security.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) -- at June 30, 2004

                                                   CAPITAL         EMERGING          GLOBAL           MANAGED       MASSACHUSETTS
                                                 APPRECIATION       GROWTH           GROWTH           SECTORS         INVESTORS
                                                    SERIES          SERIES           SERIES           SERIES        TRUST SERIES
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost   $   665,009,052  $   442,192,226  $   185,863,654  $   132,960,890  $ 1,094,934,128
    Unrealized appreciation                         56,874,929       47,712,134       12,705,495       19,711,447       92,055,387
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Total investments, at value (including
          securities loaned of $--,
          $35,763,691, $17,898,623, $--, and
          $22,889,644, respectively)           $   721,883,981  $   489,904,360  $   198,569,149  $   152,672,337  $ 1,186,989,515
  Cash                                                      11            7,193              142              383              540
  Foreign currency, at value
    (identified cost, $--, $--, $134,924, $--,
    and $--, respectively)                                  --               --          133,455               --               --
  Receivable for investments sold                    9,225,534        2,668,733        5,235,017        4,635,557       14,765,512
  Receivable for series shares sold                    106,702          105,833           42,893            8,234          431,911
  Interest and dividends receivable                    421,106          141,565          217,047           76,533        1,206,435
  Other assets                                              --            3,005            1,657            2,237            7,596
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Total assets                           $   731,637,334  $   492,830,689  $   204,199,360  $   157,395,281  $ 1,203,401,509
                                               ===============  ===============  ===============  ===============  ===============
Liabilities:
  Notes payable                                $            --  $            --  $       342,000  $            --  $            --
  Payable for investments purchased                  5,372,462        2,500,502        3,126,914        3,452,662       14,394,811
  Payable for series shares reacquired                 456,283          388,503          113,056          197,253          731,859
  Collateral for securities loaned, at value                --       36,569,410       18,570,495               --       23,386,435
  Payable to affiliates --
    Management fee                                      15,788            9,196            4,470            3,398           17,459
    Distribution fee (Service Class)                       234              140               50               20              539
    Administrative fee                                     204              138               56               43              356
  Accrued expenses and other liabilities                49,930           42,464           55,349           27,114           90,708
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Total liabilities                      $     5,894,901  $    39,510,353  $    22,212,390  $     3,680,490  $    38,622,167
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Net assets                                     $   725,742,433  $   453,320,336  $   181,986,970  $   153,714,791  $ 1,164,779,342
                                               ===============  ===============  ===============  ===============  ===============
Net assets consist of:
  Paid-in capital                              $ 1,420,544,443  $   901,135,061  $   272,613,654  $   338,315,744  $ 1,475,715,626
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                              56,877,757       47,713,253       12,702,781       19,711,447       92,059,831
  Accumulated net realized loss on investments
    and foreign currency transactions             (751,819,172)    (494,800,319)    (104,074,204)    (204,217,582)    (408,269,770)
  Accumulated undistributed net investment
    income (loss)                                      139,405         (727,659)         744,739          (94,818)       5,273,655
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Total                                  $   725,742,433  $   453,320,336  $   181,986,970  $   153,714,791  $ 1,164,779,342
                                               ===============  ===============  ===============  ===============  ===============
Net Assets:
  Initial Class                                $   691,373,409  $   432,725,980  $   174,584,596  $   150,788,828  $ 1,085,596,356
  Service Class                                     34,369,024       20,594,356        7,402,374        2,925,963       79,182,986
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Total                                  $   725,742,433  $   453,320,336  $   181,986,970  $   153,714,791  $ 1,164,779,342
                                               ===============  ===============  ===============  ===============  ===============
Shares of beneficial interest outstanding:
  Initial Class                                     38,515,168       29,747,541       15,826,233        8,971,483       41,960,631
  Service Class                                      1,927,080        1,426,703          674,329          175,266        3,071,964
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Total                                       40,442,248       31,174,244       16,500,562        9,146,749       45,032,595
                                               ===============  ===============  ===============  ===============  ===============
  Net asset value, offering price and
    redemption price per share:
    Initial Class                              $         17.95  $         14.55  $         11.03  $         16.81  $         25.87
                                               ===============  ===============  ===============  ===============  ===============
    Service Class                              $         17.83  $         14.43  $         10.98  $         16.69  $         25.78
                                               ===============  ===============  ===============  ===============  ===============

                       See notes to financial statements.

                                                   MID CAP
                                                   GROWTH          RESEARCH        TOTAL RETURN      UTILITIES
                                                   SERIES           SERIES           SERIES            SERIES
                                               ---------------  ---------------  ---------------  ---------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost   $   144,220,897  $   452,986,182  $ 1,881,564,227  $   316,429,927
    Unrealized appreciation                         17,023,065       25,750,072      113,496,125       24,041,481
                                               ---------------  ---------------  ---------------  ---------------
        Total investments, at value
          (including securities loaned of
          $29,831,416, $21,310,420,
          $26,890,169, $32,203,276,
          respectively)                        $   161,243,962  $   478,736,254  $ 1,995,060,352  $   340,471,408
  Cash                                                     104              309              553              604
  Receivable for investments sold                      756,182        7,375,858        5,109,103        4,474,762
  Receivable for series shares sold                    172,079          214,226        1,960,812          305,511
  Interest and dividends receivable                     21,514          400,053        9,554,106        1,162,306
  Other assets                                              --               --           11,136              804
                                               ---------------  ---------------  ---------------  ---------------
        Total assets                           $   162,193,841  $   486,726,700  $ 2,011,696,062  $   346,415,395
                                               ===============  ===============  ===============  ===============
Liabilities:
  Payable for forward foreign currency
    exchange contracts                         $            --  $            --  $            --  $       179,813
  Payable for investments purchased                    474,383        4,374,618       11,508,689        3,656,576
  Payable for series shares reacquired                 111,647          659,712        1,651,112          449,358
  Collateral for securities loaned, at value        30,556,890       21,794,438       27,535,771       33,358,693
  Payable to affiliates --
    Management fee                                       2,668            9,066           36,223            6,279
    Distribution fee (Service Class)                       300              140            2,845              167
    Administrative fee                                      40              140              600               94
  Accrued expenses and other liabilities                25,242           31,185           85,533           57,937
                                               ---------------  ---------------  ---------------  ---------------
        Total liabilities                      $    31,171,170  $    26,869,299  $    40,820,773  $    37,708,917
                                               ---------------  ---------------  ---------------  ---------------
Net assets                                     $   131,022,671  $   459,857,401  $ 1,970,875,289  $   308,706,478
                                               ===============  ===============  ===============  ===============
Net assets consist of:
  Paid-in capital                              $   162,048,503  $   726,091,049  $ 1,836,257,363  $   498,363,133
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                              17,023,065       25,750,419      113,500,382       23,859,206
  Accumulated net realized loss on investments
    and foreign currency transactions              (47,631,334)    (292,996,179)      (1,945,674)    (216,996,862)
  Accumulated undistributed net investment
    income (loss)                                     (417,563)       1,012,112       23,063,218        3,481,001
                                               ---------------  ---------------  ---------------  ---------------
        Total                                  $   131,022,671  $   459,857,401  $ 1,970,875,289  $   308,706,478
                                               ===============  ===============  ===============  ===============
Net Assets:
  Initial Class                                $    86,843,950  $   439,147,652  $ 1,551,830,670  $   283,929,428
  Service Class                                     44,178,721       20,709,749      419,044,619       24,777,050
                                               ---------------  ---------------  ---------------  ---------------
        Total                                  $   131,022,671  $   459,857,401  $ 1,970,875,289  $   308,706,478
                                               ===============  ===============  ===============  ===============
Shares of beneficial interest outstanding:
  Initial Class                                     15,835,837       30,449,370       86,210,281       22,347,695
  Service Class                                      8,101,672        1,443,069       23,388,396        1,958,113
                                               ---------------  ---------------  ---------------  ---------------
        Total                                       23,937,509       31,892,439      109,598,677       24,305,808
                                               ===============  ===============  ===============  ===============
  Net asset value, offering price and
    redemption price per share:
    Initial Class                              $          5.48  $         14.42  $         18.00  $         12.71
                                               ===============  ===============  ===============  ===============
    Service Class                              $          5.45  $         14.35  $         17.92  $         12.65
                                               ===============  ===============  ===============  ===============

                       See notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited) -- For the Six Months Ended June 30, 2004

                                                   CAPITAL         EMERGING          GLOBAL           MANAGED       MASSACHUSETTS
                                                 APPRECIATION       GROWTH           GROWTH           SECTORS      INVESTORS TRUST
                                                    SERIES          SERIES           SERIES           SERIES            SERIES
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Net investment income (loss):
  Income --
    Dividends                                  $     3,160,326  $     1,111,755  $     1,936,395  $       600,111  $     9,043,720
    Interest                                            99,042           47,487            9,030            2,749          114,961
    Income on securities loaned                             --           42,174           37,718               --           49,535
    Foreign taxes withheld                             (31,518)         (46,410)        (181,711)              --         (189,985)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
      Total investment income                  $     3,227,850  $     1,155,006  $     1,801,432  $       602,860  $     9,018,231
                                               ---------------  ---------------  ---------------  ---------------  ---------------
  Expenses --
    Management fee                             $     2,799,389  $     1,674,064  $       844,591  $       600,894  $     3,273,180
    Trustees' compensation                              60,317           38,683           15,130           12,337           97,959
    Distribution fee (Service Class)                    42,096           24,279            8,993            3,621           97,743
    Administrative fee                                  53,815           33,390           13,557           11,578           85,891
    Custodian fee                                      102,559           66,682           90,042           26,138          142,576
    Interest expense                                                         --            2,160               --               --
    Printing                                            15,651           10,379            5,892            4,586           21,781
    Auditing fees                                       16,387           17,375           22,483           16,675           17,282
    Legal fees                                           2,843            3,050            2,700            2,949            2,589
    Miscellaneous                                        6,777           16,105           18,573           18,855           47,517
                                               ---------------  ---------------  ---------------  ---------------  ---------------
      Total expenses                           $     3,099,834  $     1,884,007  $     1,024,121  $       697,633  $     3,786,518
    Fees paid indirectly                               (11,565)          (1,342)          (1,943)             (43)         (42,953)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
      Net expenses                             $     3,088,269  $     1,882,665  $     1,022,178  $       697,590  $     3,743,565
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Net investment income (loss)           $       139,581  $      (727,659) $       779,254  $       (94,730) $     5,274,666
                                               ===============  ===============  ===============  ===============  ===============
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions:
  Realized gain (loss) (identified cost
    basis) --
    Investment transactions*                   $    35,526,719  $    24,562,893  $    12,088,409  $     8,988,197  $    50,944,432
    Foreign currency transactions                        5,341           (5,021)         (53,663)              --          (61,332)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
      Net realized gain on investments and
       foreign currency transactions           $    35,532,060  $    24,557,872  $    12,034,746  $     8,988,197  $    50,883,100
                                               ---------------  ---------------  ---------------  ---------------  ---------------
  Change in unrealized appreciation
   (depreciation) --
    Investments                                $    (9,615,125) $        86,923  $    (6,108,156) $    (6,359,649) $   (27,138,940)
    Translation of assets and liabilities in
      foreign currencies                                (2,452)            (280)         (10,945)              --           (3,511)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
      Net unrealized gain (loss) on
        investments and foreign currency
        translation                            $    (9,617,577) $        86,643  $    (6,119,101) $    (6,359,649) $   (27,142,451)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Net realized and unrealized gain on
          investments and foreign currency     $    25,914,483  $    24,644,515  $     5,915,645  $     2,628,548  $    23,740,649
                                               ---------------  ---------------  ---------------  ---------------  ---------------
          Increase in net assets from
            operations                         $    26,054,064  $    23,916,856  $     6,694,899  $     2,533,818  $    29,015,315
                                               ===============  ===============  ===============  ===============  ===============

* Includes proceeds received from a non-recurring cash settlement in the amount of $287,463 for the Massachusetts Investors Trust Series from a class-action lawsuit against Rite Aid Corporation and the remaining proceeds from a non-recurring cash settlement in the amount of $1,376,471, $597,471, $129,197, $65,844, and $11,072 for the Capital Appreciation, Emerging Growth, Global Growth, Managed Sectors, and Massachusetts Investors Trust Series, respectively, from a class-action lawsuit against Cendant Corporation.

                       See notes to financial statements.

                                                   MID CAP
                                                   GROWTH          RESEARCH        TOTAL RETURN      UTILITIES
                                                   SERIES           SERIES           SERIES            SERIES
                                               ---------------  ---------------  ---------------  ---------------
Net investment income (loss):
  Income --
    Interest                                   $        19,927  $        73,786  $    18,778,550  $       967,483
    Dividends                                          133,875        2,849,235       11,769,352        4,082,356
    Income on securities loaned                         15,052           28,688           66,903           48,389
    Foreign taxes withheld                                (602)         (41,958)        (174,457)        (197,853)
                                               ---------------  ---------------  ---------------  ---------------
      Total investment income                  $       168,252  $     2,909,751  $    30,440,348  $     4,900,375
                                               ---------------  ---------------  ---------------  ---------------
  Expenses --
    Management fee                             $       468,984  $     1,714,751  $     6,315,626  $     1,167,055
    Trustees' compensation                               8,883           39,875          157,794           25,497
    Distribution fee (Service Class)                    52,348           23,225          445,644           29,913
    Administrative fee                                   8,939           34,299          139,611           22,527
    Custodian fee                                       19,003           66,954          171,769           81,749
    Printing                                             2,866            4,005           15,704            6,346
    Auditing fees                                       17,583           16,675           23,295            7,433
    Legal fees                                           3,136            2,776            8,018            2,624
    Miscellaneous                                        4,081            7,564           93,077           34,522
                                               ---------------  ---------------  ---------------  ---------------
      Total expenses                           $       585,823  $     1,910,124  $     7,370,538  $     1,377,666
    Fees paid indirectly                                    (8)         (12,641)         (11,519)         (12,090)
                                               ---------------  ---------------  ---------------  ---------------
      Net expenses                             $       585,815  $     1,897,483  $     7,359,019  $     1,365,576
                                               ---------------  ---------------  ---------------  ---------------
        Net investment income (loss)           $      (417,563) $     1,012,268  $    23,081,329  $     3,534,799
                                               ===============  ===============  ===============  ===============
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions:
  Realized gain (loss) (identified cost
    basis) --
    Investment transactions*                   $     7,554,520  $    32,044,425  $    81,034,818  $    21,402,051
    Foreign currency transactions                        3,472           (2,390)          15,391         (260,771)
                                               ---------------  ---------------  ---------------  ---------------
      Net realized gain on investments and
        foreign currency transactions          $     7,557,992  $    32,042,035  $    81,050,209  $    21,141,280
                                               ---------------  ---------------  ---------------  ---------------
  Net increase from gains realized on the
    disposal of investments in violation
    of restrictions                            $            --  $            --  $            --  $        70,344
                                               ---------------  ---------------  ---------------  ---------------
  Change in unrealized appreciation
    (depreciation) --
    Investments                                $     2,378,502  $    (8,904,607) $   (55,130,746) $    (6,155,475)
    Translation of assets and liabilities
      in foreign currencies                               (139)            (630)          (5,914)        (189,011)
                                               ---------------  ---------------  ---------------  ---------------
      Net unrealized gain (loss) on
        investments and foreign currency
        translation                            $     2,378,363  $    (8,905,237) $   (55,136,660) $    (6,344,486)
                                               ---------------  ---------------  ---------------  ---------------
        Net realized and unrealized gain on
          investments and foreign currency     $     9,936,355  $    23,136,798  $    25,913,549  $    14,867,138
                                               ---------------  ---------------  ---------------  ---------------
          Increase in net assets from
            operations                         $     9,518,792  $    24,149,066  $    48,994,878  $    18,401,937
                                               ===============  ===============  ===============  ===============

* Includes proceeds received from a non-recurring cash settlement in the amount of $195,194 from a class-action lawsuit against Rite Aid Corporation and the remaining proceeds received from a non-recurring cash settlement in the amount of $228,335 from a class-action lawsuit against Cendant Corporation for the Research Series.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) -- Six Months Ended June 30,
2004

                                                   CAPITAL         EMERGING          GLOBAL           MANAGED       MASSACHUSETTS
                                                 APPRECIATION       GROWTH           GROWTH           SECTORS      INVESTORS TRUST
                                                    SERIES          SERIES           SERIES           SERIES            SERIES
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                 $       139,581  $      (727,659) $       779,254  $       (94,730) $     5,274,666
  Net realized gain on investments and foreign
    currency transactions                           35,532,060       24,557,872       12,034,746        8,988,197       50,883,100
  Net unrealized gain (loss) on investments
    and foreign currency translation                (9,617,577)          86,643       (6,119,101)      (6,359,649)     (27,142,451)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
    Increase in net assets from operations     $    26,054,064  $    23,916,856  $     6,694,899  $     2,533,818  $    29,015,315
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)   $      (433,984) $            --  $      (820,549) $       (63,676) $   (11,046,879)
  From net investment income (Service Class)                --               --          (22,543)              --         (650,218)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
    Total distributions declared to
      shareholders                             $      (433,984) $            --  $      (843,092) $       (63,676) $   (11,697,097)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Net decrease in net assets from series share
  transactions                                 $   (55,034,366) $   (39,451,045) $   (16,156,662) $   (15,816,350) $   (82,676,378)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
      Total decrease in net assets             $   (29,414,286) $   (15,534,189) $   (10,304,855) $   (13,346,208) $   (65,358,160)
Net Assets --
  At beginning of period                           755,156,719      468,854,525      192,291,825      167,060,999    1,230,137,502
                                               ---------------  ---------------  ---------------  ---------------  ---------------
  At end of period                             $   725,742,433  $   453,320,336  $   181,986,970  $   153,714,791  $ 1,164,779,342
                                               ===============  ===============  ===============  ===============  ===============
Accumulated undistributed net investment
  income (loss) included in net assets at
  end of period                                $       139,405  $      (727,659) $       744,739  $       (94,818) $     5,273,655
                                               ===============  ===============  ===============  ===============  ===============

                                                                    MID CAP                           TOTAL
                                                                    GROWTH          RESEARCH          RETURN          UTILITIES
                                                                    SERIES           SERIES           SERIES            SERIES
                                                                ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                  $      (417,563) $     1,012,268  $    23,081,329  $     3,534,799
  Net realized gain on investments and foreign
    currency transactions                                             7,557,992       32,042,035       81,050,209       21,141,280
  Net increase from gains realized on the
    disposal of investments in violation of
    restrictions                                                             --               --               --           70,344
  Net unrealized gain (loss) on investments
    and foreign currency translation                                  2,378,363       (8,905,237)     (55,136,660)      (6,344,486)
                                                                ---------------  ---------------  ---------------  ---------------
    Increase in net assets from operations                      $     9,518,792  $    24,149,066  $    48,994,878  $    18,401,937
                                                                ---------------  ---------------  ---------------  ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                    $            --  $    (4,047,067) $   (39,255,506) $    (5,749,208)
  From net investment income (Service Class)                                 --         (154,606)      (9,174,349)        (456,442)
                                                                ---------------  ---------------  ---------------  ---------------
    Total distributions declared to
      shareholders                                              $            --  $    (4,201,673) $   (48,429,855) $    (6,205,650)
                                                                ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets from
  series share transactions                                     $     8,264,034  $   (42,239,889) $    51,106,918  $   (13,692,408)
                                                                ---------------  ---------------  ---------------  ---------------
      Total increase (decrease) in net assets                   $    17,782,826  $   (22,292,496) $    51,671,941  $    (1,496,121)
Net Assets --
  At beginning of period                                            113,239,845      482,149,897    1,919,203,348      310,202,599
                                                                ---------------  ---------------  ---------------  ---------------
  At end of period                                              $   131,022,671  $   459,857,401  $ 1,970,875,289  $   308,706,478
                                                                ===============  ===============  ===============  ===============
Accumulated undistributed net investment
  income (loss) included in net assets at
  end of period                                                 $      (417,563) $     1,012,112  $    23,063,218  $     3,481,001
                                                                ===============  ===============  ===============  ===============

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2003

                                                   CAPITAL         EMERGING          GLOBAL           MANAGED       MASSACHUSETTS
                                                 APPRECIATION       GROWTH           GROWTH           SECTORS      INVESTORS TRUST
                                                    SERIES          SERIES           SERIES           SERIES            SERIES
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                 $       404,630  $      (761,385) $     1,283,750  $        63,498  $    11,741,803
  Net realized gain (loss) on investments and
    foreign currency transactions                  (22,950,742)      24,335,091       15,889,095        7,266,582       (7,050,317)
  Net unrealized gain on investments and
    foreign currency translation                   198,126,156       94,508,226       35,121,259       28,371,306      229,920,587
                                               ---------------  ---------------  ---------------  ---------------  ---------------
    Increase in net assets from operations     $   175,580,044  $   118,081,932  $    52,294,104  $    35,701,386  $   234,612,073
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)   $            --  $            --  $      (802,813) $            --  $   (12,283,774)
  From net investment income (Service Class)                --               --          (12,306)              --         (562,379)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
    Total distributions declared to
      shareholders                             $            --  $            --  $      (815,119) $            --  $   (12,846,153)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Net decrease in net assets from series share
  transactions                                 $   (99,709,511) $   (69,251,035) $   (29,925,274) $   (29,254,954) $  (151,185,714)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
      Total increase in net assets             $    75,870,533  $    48,830,897  $    21,553,711  $     6,446,432  $    70,580,206
Net Assets --
  At beginning of period                           679,286,186      420,023,628      170,738,114      160,614,567    1,159,557,296
                                               ---------------  ---------------  ---------------  ---------------  ---------------
  At end of period                             $   755,156,719  $   468,854,525  $   192,291,825  $   167,060,999  $ 1,230,137,502
                                               ===============  ===============  ===============  ===============  ===============
Accumulated undistributed net investment
  income included in net assets at end
  of period                                    $       433,808  $            --  $       808,577  $        63,588  $    11,696,086
                                               ===============  ===============  ===============  ===============  ===============

                                                                    MID CAP                           TOTAL
                                                                    GROWTH          RESEARCH          RETURN          UTILITIES
                                                                    SERIES           SERIES           SERIES            SERIES
                                                                ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                  $      (392,682) $     4,199,875  $    43,457,130  $     6,161,922
  Net realized gain (loss) on investments and
    foreign currency transactions                                     4,545,637        9,744,427         (769,662)       7,257,569
  Net unrealized gain on investments and
    foreign currency translation                                     18,166,584       88,097,953      236,244,562       71,485,578
                                                                ---------------  ---------------  ---------------  ---------------
    Increase in net assets from operations                      $    22,319,539  $   102,042,255  $   278,932,030  $    84,905,069
                                                                ---------------  ---------------  ---------------  ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                    $            --  $    (3,780,030) $   (51,583,867) $    (8,106,762)
  From net investment income (Service Class)                                 --          (53,733)      (5,597,210)        (450,737)
                                                                ---------------  ---------------  ---------------  ---------------
    Total distributions declared to
      shareholders                                              $            --  $    (3,833,763) $   (57,181,077) $    (8,557,499)
                                                                ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets from
  series share transactions                                     $    36,950,927  $   (81,587,261) $   (26,809,020) $   (20,680,059)
                                                                ---------------  ---------------  ---------------  ---------------
      Total increase in net assets                              $    59,270,466  $    16,621,231  $   194,941,933  $    55,667,511
Net Assets --
  At beginning of period                                             53,969,379      465,528,666    1,724,261,415      254,535,088
                                                                ---------------  ---------------  ---------------  ---------------
  At end of period                                              $   113,239,845  $   482,149,897  $ 1,919,203,348  $   310,202,599
                                                                ===============  ===============  ===============  ===============
Accumulated undistributed net investment
  income included in net assets at end of
  period                                                        $            --  $     4,201,517  $    48,411,744  $     6,151,852
                                                                ===============  ===============  ===============  ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period.

                                                                          CAPITAL APPRECIATION SERIES
                                           ---------------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                           YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2004      ---------------------------------------------------------------------
                                           (UNAUDITED)          2003           2002          2001           2000          1999
                                           -----------       -----------   -----------    -----------    -----------   -----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     17.35       $     13.48   $     19.97    $     41.55    $     54.12   $     45.93
                                           -----------       -----------   -----------    -----------    -----------   -----------
Income (loss) from investment
operations# --
  Net investment income (loss)             $      0.00*      $      0.01   $     (0.01)   $      0.03    $      0.12   $     (0.07)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.61              3.86         (6.45)         (8.84)         (5.73)        13.53
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total from investment operations     $      0.61       $      3.87   $     (6.46)   $     (8.81)   $     (5.61)  $     13.46
                                           -----------       -----------   -----------    -----------    -----------   -----------
Less distributions declared to
    shareholders --
  From net investment income               $     (0.01)      $        --   $     (0.03)   $     (0.12)   $        --   $        --
  In excess of net investment income                --                --         (0.00)*           --             --            --
  From net realized gain on investments
    and foreign currency transactions               --                --            --         (12.19)         (6.96)        (5.27)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --                --            --          (0.46)            --            --
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total distributions declared to
        shareholders                       $     (0.01)      $        --   $     (0.03)   $    (12.77)   $     (6.96)  $     (5.27)
                                           -----------       -----------   -----------    -----------    -----------   -----------
Net asset value -- end of period           $     17.95       $     17.35   $     13.48    $     19.97    $     41.55   $     54.12
                                           ===========       ===========   ===========    ===========    ===========   ===========
Total return~                                     3.52%++^^^       28.71%^^     (32.39)%       (25.33)%       (11.42)%       32.64%
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                      0.82%+            0.82%         0.81%          0.78%          0.75%         0.76%
  Net investment income (loss)                    0.05%+            0.07%        (0.05)%         0.12%          0.12%        (0.15)%
Portfolio turnover                                  31%              100%           77%           119%           141%           89%
Net assets at end of period (000 Omitted)  $   691,373       $   722,980   $   657,634    $ 1,239,047    $ 1,813,066   $ 2,121,575

                                                            CAPITAL APPRECIATION SERIES
                                          -----------------------------------------------------------
                                            SIX MONTHS
                                              ENDED           YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                          JUNE 30, 2004      -------------------------   DECEMBER 31,
                                           (UNAUDITED)          2003          2002          2001**
                                          -------------      -----------   -----------   ------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     17.25       $     13.44   $     19.95    $     20.45
                                           -----------       -----------   -----------    -----------
Income (loss) from investment
  operations# --
  Net investment loss                      $     (0.02)      $     (0.03)  $     (0.04)   $     (0.02)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.60              3.84         (6.45)         (0.48)
                                           -----------       -----------   -----------    -----------
      Total from investment operations     $      0.58       $      3.81   $     (6.49)   $     (0.50)
                                           -----------       -----------   -----------    -----------
Less distributions declared to
  shareholders --
  From net investment income               $        --       $        --   $     (0.02)   $        --
  In excess of net investment income                --                --         (0.00)*           --
                                           -----------       -----------   -----------    -----------
      Total distributions declared to
        shareholders                       $        --       $        --   $     (0.02)   $        --
                                           -----------       -----------   -----------    -----------
Net asset value -- end of period           $     17.83       $     17.25   $     13.44    $     19.95
                                           ===========       ===========   ===========    ===========
Total return~                                     3.36%++^^^       28.35%^^     (32.57)%        (2.40)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      1.07%+            1.07%         1.06%          1.03%+
  Net investment loss                            (0.20)%+          (0.18)%       (0.24)%        (0.35)%+
Portfolio turnover                                  31%              100%           77%           119%
Net assets at end of period (000 Omitted)  $    34,369       $    32,177   $    21,652    $    12,183


  * Per share impact was less than $0.01.
 ** For the period from the inception of the Service Class shares, August 24,
    2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^^ The series' total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement, from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.28 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total returns for the year ended December 31, 2003 would have been 26.63% and 26.26% for the Initial Class shares and the Service Class shares, respectively.
^^^ The series' total return calculation includes proceeds received on March 19, 2004 for the remaining payment of an non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investments. The proceeds resulted in an increase in the net asset value of $0.03 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total returns for the six months ended June 30, 2004 would have been 3.35% and 3.19% for the Initial Class shares and the Service Class shares, respectively.

                       See notes to financial statements.

                                                                              EMERGING GROWTH SERIES
                                          ----------------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                           YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2004      ---------------------------------------------------------------------
                                           (UNAUDITED)          2003           2002          2001           2000          1999
                                          -------------      -----------   -----------    -----------    -----------   -----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     13.82       $     10.51   $     15.96    $     29.32    $     40.28   $     23.28
                                           -----------       -----------   -----------    -----------    -----------   -----------
Income (loss) from investment
  operations# --
  Net investment loss                      $     (0.02)      $     (0.02)  $     (0.02)   $     (0.01)   $     (0.01)  $     (0.04)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.75              3.33         (5.43)         (9.51)         (7.22)        17.43
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total from investment operations     $      0.73       $      3.31   $     (5.45)   $     (9.52)   $     (7.23)  $     17.39
                                           -----------       -----------   -----------    -----------    -----------   -----------
Less distributions declared to
  shareholders --
  From net realized gain on investments
    and foreign currency transactions      $        --       $        --   $        --    $     (3.50)   $     (3.73)  $     (0.39)
                                           -----------       -----------   -----------    -----------    -----------   -----------
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --                --            --          (0.34)            --            --
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total distributions declared to
        shareholders                       $        --       $        --   $        --    $     (3.84)   $     (3.73)  $     (0.39)
                                           -----------       -----------   -----------    -----------    -----------   -----------
Net asset value -- end of period           $     14.55       $     13.82   $     10.51    $     15.96    $     29.32   $     40.28
                                           ===========       ===========   ===========    ===========    ===========   ===========

Total return~                                     5.28%++^^^       31.49%^^     (34.15)%       (34.57)%       (19.11)%       75.81%
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                      0.80%+            0.81%         0.78%          0.76%          0.74%         0.75%
  Net investment loss                            (0.30)%+          (0.17)%       (0.18)%        (0.07)%        (0.04)%       (0.17)%
Portfolio turnover                                  56%              100%          105%           230%           201%          166%
Net assets at end of period (000 Omitted)  $   432,726       $   450,707   $   409,015    $   844,779    $ 1,421,753   $ 1,444,210

                                                              EMERGING GROWTH SERIES
                                          -----------------------------------------------------------
                                            SIX MONTHS
                                              ENDED           YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                          JUNE 30, 2004      -------------------------   DECEMBER 31,
                                           (UNAUDITED)          2003          2002           2001*
                                          -------------      -----------   -----------    -----------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     13.73       $     10.47   $     15.94    $     16.32
                                           -----------       -----------   -----------    -----------
Income (loss) from investment
  operations# --
  Net investment loss                      $     (0.04)      $     (0.05)  $     (0.05)   $     (0.03)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.74              3.31         (5.42)         (0.35)
                                           -----------       -----------   -----------    -----------
      Total from investment operations     $      0.70       $      3.26   $     (5.47)   $     (0.38)
                                           -----------       -----------   -----------    -----------
Net asset value -- end of period           $     14.43       $     13.73   $     10.47    $     15.94
                                           ===========       ===========   ===========    ===========
Total return~                                     5.10%++^^^       31.14%^^     (34.32)%        (2.33)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      1.05%+            1.06%         1.03%          1.01%+
  Net investment loss                            (0.55)%+          (0.42)%       (0.39)%        (0.48)%+
Portfolio turnover                                  56%              100%          105%           230%
Net assets at end of period (000 Omitted)  $    20,594       $    18,147   $    11,009    $     6,089

  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^^ The series' total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.16 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total returns for the year ended December 31, 2003 would have been 30.01% and 29.64% for the Initial Class shares and the Service Class shares, respectively.
^^^ The series' total return calculation includes proceeds received on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series ending net asset value per share, the total returns for the six months ended June 30, 2004 would have been 5.15% and 4.96% for the Initial Class shares and the Service Class shares, respectively.

                       See notes to financial statements.

                                                                               GLOBAL GROWTH SERIES
                                           ---------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                           YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2004      ---------------------------------------------------------------------
                                           (UNAUDITED)          2003           2002          2001           2000          1999
                                          -------------      -----------   -----------    -----------    -----------   -----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     10.70       $      7.94   $      9.87    $     18.47    $     25.16   $     15.66
                                           -----------       -----------   -----------    -----------    -----------   -----------
Income (loss) from investment
  operations#@@ --
  Net investment income                    $      0.05       $      0.07   $      0.04    $      0.03    $      0.13   $      0.03
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.33              2.73         (1.95)         (2.97)         (3.15)        10.15
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total from investment operations     $      0.38       $      2.80   $     (1.91)   $     (2.94)   $     (3.02)  $     10.18
                                           -----------       -----------   -----------    -----------    -----------   -----------
Less distributions declared to
  shareholders --
  From net investment income               $     (0.05)      $     (0.04)  $     (0.02)   $     (0.11)   $     (0.01)  $     (0.04)
  From net realized gain on investments
    and foreign currency transactions               --                --            --          (5.45)         (3.66)        (0.64)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --                --            --          (0.10)            --            --
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total distributions declared to
        shareholders                       $     (0.05)      $     (0.04)  $     (0.02)   $     (5.66)   $     (3.67)  $     (0.68)
                                           -----------       -----------   -----------    -----------    -----------   -----------
Net asset value -- end of period           $     11.03       $     10.70   $      7.94    $      9.87    $     18.47   $     25.16
                                           ===========       ===========   ===========    ===========    ===========   ===========
Total return~                                     3.59%++^^^       35.44%^^     (19.36)%       (19.64)%       (13.15)%       67.25%
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      1.08%+            1.11%         1.08%          1.05%          1.04%         1.01%
  Net investment income@@                         0.84%+            0.76%         0.49%          0.28%          0.60%         0.16%
Portfolio turnover                                  63%              147%          118%           113%           173%          163%
Net assets at end of period (000 Omitted)  $   174,585       $   185,500   $   167,014    $   276,769    $   412,547   $   451,753

                                                               GLOBAL GROWTH SERIES
                                          -----------------------------------------------------------
                                            SIX MONTHS
                                              ENDED           YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                          JUNE 30, 2004      -------------------------   DECEMBER 31,
                                           (UNAUDITED)          2003          2002           2001*
                                          -------------      -----------   -----------   ------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     10.64       $      7.90   $      9.85    $     10.14
                                           -----------       -----------   -----------    -----------
Income (loss) from investment
  operations#@@ --
  Net investment income (loss)             $      0.03       $      0.04   $      0.02    $     (0.01)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.34              2.73         (1.95)         (0.28)
                                           -----------       -----------   -----------    -----------
      Total from investment operations     $      0.37       $      2.77   $     (1.93)   $     (0.29)
                                           -----------       -----------   -----------    -----------
Less distributions declared to
  shareholders --
  From net investment income               $     (0.03)      $     (0.03)  $     (0.02)   $        --
  From net realized gain on investments
    and foreign currency transactions               --                --            --             --
                                           -----------       -----------   -----------    -----------
      Total distributions declared to
        shareholders                       $     (0.03)      $     (0.03)  $     (0.02)   $        --
                                           -----------       -----------   -----------    -----------
Net asset value -- end of period           $     10.98       $     10.64   $      7.90    $      9.85
                                           ===========       ===========   ===========    ===========
Total return~                                     3.53%++^^^       35.13%^^     (19.62)%        (2.86)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      1.33%+            1.36%         1.33%          1.30%+
  Net investment income (loss)@@                  0.62%+            0.41%         0.25%         (0.39)%+
Portfolio turnover                                  63%              147%          118%           113%
Net assets at end of period (000 Omitted)  $     7,402       $     6,792   $     3,724    $     1,360

@@ As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+    Annualized
++   Not Annualized
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
^^ The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement from Cendant Corporation recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total returns for the year ended December 31, 2003 would have been 34.65% and 34.33% for the Initial Class shares and the Service Class shares, respectively.
^^^ The series' total return calculation includes proceeds received on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total returns for the six months ended June 30, 2004 would have been 3.52% and 3.46% for the Initial Class shares and the Service Class shares, respectively.

                        See notes to financial statements

                                                                            MANAGED SECTORS SERIES
                                          ----------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                           YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2004      ---------------------------------------------------------------------
                                           (UNAUDITED)          2003           2002          2001           2000          1999
                                          -------------      -----------   -----------    -----------    -----------   -----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     16.55       $     13.21   $     17.85    $     33.35    $     52.42   $     28.24
                                           -----------       -----------   -----------    -----------    -----------   -----------
Income (loss) from investment
  operations# --
  Net investment income (loss)             $     (0.01)      $      0.01   $     (0.03)   $      0.00*   $     (0.01)  $      0.02
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.28              3.33         (4.61)        (11.24)         (9.80)        24.16
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total from investment operations     $      0.27       $      3.34   $     (4.64)   $    (11.24)   $     (9.81)  $     24.18
                                           -----------       -----------   -----------    -----------    -----------   -----------
Less distributions declared to
  shareholders --
  From net investment income               $     (0.01)      $        --   $        --    $        --    $        --   $        --
  From net realized gain on investments
    and foreign currency transactions               --                --            --          (3.49)         (9.26)           --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --                --            --          (0.77)            --            --
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total distributions declared to
        shareholders                       $     (0.01)      $        --   $        --    $     (4.26)   $     (9.26)  $        --
                                           -----------       -----------   -----------    -----------    -----------   -----------
Net asset value -- end of period           $     16.81       $     16.55   $     13.21    $     17.85    $     33.35   $     52.42
                                           ===========       ===========   ===========    ===========    ===========   ===========
Total return~                                     1.61%++^^^       25.28%^^     (25.99)%       (35.51)%       (20.82)%       85.62%
Ratios (to average net
  assets)/Supplemental data:
  Expenses ##                                     0.87%+            0.84%         0.82%          0.84%          0.76%         0.79%
  Net investment income (loss)                   (0.11)%+           0.04%        (0.17)%         0.00%**       (0.03)%        0.05%
Portfolio turnover                                  45%               77%          261%           293%           441%          415%
Net assets at end of year (000 Omitted)    $   150,789       $   164,166   $   158,349    $   286,916    $   559,586   $   685,808

                                                               MANAGED SECTORS SERIES
                                          -----------------------------------------------------------
                                            SIX MONTHS
                                              ENDED           YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                          JUNE 30, 2004      -------------------------   DECEMBER 31,
                                           (UNAUDITED)          2003          2002          2001***
                                          -------------      -----------   -----------   ------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     16.45       $     13.16   $     17.83    $     18.40
                                           -----------       -----------   -----------    -----------
Income (loss) from investment
  operations# --
  Net investment loss                      $     (0.03)      $     (0.03)  $     (0.04)   $     (0.05)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.27              3.32         (4.63)         (0.52)
                                           -----------       -----------   -----------    -----------
      Total from investment operations     $      0.24       $      3.29   $     (4.67)   $     (0.57)
                                           -----------       -----------   -----------    -----------
Net asset value -- end of period           $     16.69       $     16.45   $     13.16    $     17.83
                                           ===========       ===========   ===========    ===========
Total return~                                     1.46%++^^^       24.91%^^     (26.14)%        (3.10)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      1.12%+            1.09%         1.07%          1.09%+
  Net investment loss                            (0.36)%+          (0.20)%       (0.31)%        (0.74)%+
Portfolio turnover                                  45%               77%          261%           293%
Net assets at end of period (000 Omitted)  $     2,926       $     2,895   $     2,266    $       759

  * Per share impact was less than $0.01. **Ratio is less than 0.01%.
*** For the period from the inception of the Service Class shares, August 24,
    2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^^ The series' total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total returns for the year ended December 31, 2003 would have been 24.83% and 24.45% for the Initial Class shares and the Service Class shares, respectively.
^^^ The series' total return calculation includes proceeds received on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total returns for the six months ended June 30, 2004 would have been 1.57% and 1.42% for the Initial Class shares and the Service Class shares, respectively.

                       See notes to financial statements.

                                                                     MASSACHUSETTS INVESTORS TRUST SERIES
                                           ---------------------------------------------------------------------------------------
                                           PERIOD ENDED                              YEAR ENDED DECEMBER 31,
                                             JUNE 30,        ---------------------------------------------------------------------
                                              2004              2003           2002          2001           2000          1999
                                          -------------      -----------   -----------    -----------    -----------   -----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     25.51       $     21.01   $     26.92    $     35.12    $     37.95   $     38.25
                                           -----------       -----------   -----------    -----------    -----------   -----------
Income (loss) from investment
  operations# --
  Net investment income                    $      0.12       $      0.23   $      0.21    $      0.25    $      0.26   $      0.30
  Net realized and unrealized gain (loss)
   on investments and foreign currency            0.50              4.52         (5.88)         (5.49)         (0.28)         2.38
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total from investment operations     $      0.62       $      4.75   $     (5.67)   $     (5.24)   $     (0.02)  $      2.68
                                           -----------       -----------   -----------    -----------    -----------   -----------
Less distributions declared to
  shareholders --
  From net investment income               $     (0.26)      $     (0.25)  $     (0.24)   $     (0.25)   $     (0.28)  $     (0.28)
  From net realized gain on investments
    and foreign currency transactions               --                --            --          (2.55)         (2.53)        (2.70)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --                --            --          (0.16)            --            --
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total distributions declared to
        shareholders                       $     (0.26)      $     (0.25)  $     (0.24)   $     (2.96)   $     (2.81)  $     (2.98)
                                           -----------       -----------   -----------    -----------    -----------   -----------
Net asset value -- end of period           $     25.87       $     25.51   $     21.01    $     26.92    $     35.12   $     37.95
                                           ===========       ===========   ===========    ===========    ===========   ===========
Total return~                                     2.48%++^^^       22.83%^^     (21.22)%       (15.71)%         0.09%         7.18%
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      0.62%+            0.61%         0.60%          0.60%          0.60%         0.59%
  Net investment income                           0.90%+            1.04%         0.88%          0.84%          0.73%         0.81%
Portfolio turnover                                  53%               78%           57%            83%            76%           70%
Net assets at end of period (000 Omitted)  $ 1,085,596       $ 1,153,238   $ 1,107,698    $ 1,798,744    $ 2,263,535   $ 2,235,783

                                                      MASSACHUSETTS INVESTORS TRUST SERIES
                                           ----------------------------------------------------------
                                          PERIOD ENDED        YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                             JUNE 30,        -------------------------   DECEMBER 31,
                                              2004              2003          2002           2001*
                                          ------------       -----------   -----------   ------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     25.39       $     20.94   $     26.89    $     27.80
                                           -----------       -----------   -----------    -----------
Income (loss) from investment operations#
  Net investment income                    $      0.08       $      0.18   $      0.16    $      0.05
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.52              4.49         (5.88)         (0.96)
                                           -----------       -----------   -----------    -----------
      Total from investment operations     $      0.60       $      4.67   $     (5.72)   $     (0.91)
                                           -----------       -----------   -----------    -----------
Less distributions declared to
  shareholders --
  From net investment income               $     (0.21)      $     (0.22)  $     (0.23)        $   --
                                           -----------       -----------   -----------    -----------
Net asset value -- end of period           $     25.78       $     25.39   $     20.94    $     26.89
                                           ===========       ===========   ===========    ===========
Total return~                                     2.40%++^^^       22.45%^^     (21.40)%        (3.27)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      0.87%+            0.86%         0.85%          0.85%+
  Net investment income                           0.65%+            0.79%         0.70%          0.53%+
Portfolio turnover                                  53%               78%           57%            83%
Net assets at end of period (000 Omitted)  $    79,183       $    76,899   $    51,859    $    21,616

  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^^ The series' total return calculation includes proceeds received from a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.002 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total returns for the year ended December 31, 2003 would have been 22.82% and 22.44% for the Initial Class shares and the Service Class shares, respectively.
^^^ The series' total return calculation includes proceeds received on February
    18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total returns for the six months ended June 30, 2004 would have been 2.46% and 2.38% for the Initial Class shares and the Service Class shares, respectively.

                       See notes to financial statements.

                                                                     MID CAP GROWTH SERIES
                                          --------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                   YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                          JUNE 30, 2004      ----------------------------------------    DECEMBER 31,
                                           (UNAUDITED)          2003          2002           2001           2000*
                                          -------------      -----------   -----------    -----------    ------------
INITIAL CLASS SHARES

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $      5.06       $      3.67   $      6.94    $      9.08    $     10.00
                                           -----------       -----------   -----------    -----------    -----------
Income (loss) from investment
  operations# --
  Net investment income (loss)             $     (0.02)      $     (0.02)  $     (0.02)   $     (0.01)   $      0.03
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.44              1.41         (3.25)         (2.09)         (0.95)
                                           -----------       -----------   -----------    -----------    -----------
      Total from investment operations     $      0.42       $      1.39   $     (3.27)   $     (2.10)   $     (0.92)
                                           -----------       -----------   -----------    -----------    -----------
Less distributions declared to
  shareholders --
  From net investment income               $        --       $        --   $        --    $     (0.01)   $        --
  From net realized gain on investments
    and foreign currency transactions               --                --            --          (0.00)+++         --
  In excess of net investment income                --                --            --          (0.00)+++         --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --                --            --          (0.03)            --
                                           -----------       -----------   -----------    -----------    -----------
      Total distributions declared to
        shareholders                       $        --       $        --   $        --    $     (0.04)   $        --
                                           -----------       -----------   -----------    -----------    -----------
Net asset value -- end of period           $      5.48       $      5.06   $      3.67    $      6.94    $      9.08
                                           ===========       ===========   ===========    ===========    ===========
Total return~                                     8.30%++          37.87%       (47.12)%       (23.24)%        (9.20)%++^
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      0.85%+            0.90%         0.85%          0.84%          1.01%+

  Net investment income (loss)                   (0.58)%+          (0.46)%       (0.39)%        (0.16)%         0.97%+
Portfolio turnover                                  47%               90%          160%            85%            39%
Net assets at end of period (000 Omitted)  $    86,844       $    76,159   $    39,941    $    75,413    $    26,556

  @@ For the period indicated, the investment adviser contractually agreed to pay all of the Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

   Net investment income                   $        --       $        --   $        --    $        --    $      0.02
 Ratios% (to average net assets):
   Expenses##                                       --                --            --             --           1.33%+
   Net investment income                            --                --            --             --           0.65%+

                                                               MID CAP GROWTH SERIES
                                           ----------------------------------------------------------
                                            SIX MONTHS
                                              ENDED           YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                          JUNE 30, 2004      -------------------------   DECEMBER 31,
                                           (UNAUDITED)          2003          2002          2001**
                                          -------------      -----------   -----------   ------------
SERVICE CLASS SHARES

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $      5.04       $      3.67   $      6.94    $      7.09
                                           -----------       -----------   -----------    -----------
Income (loss) from investment
  operations# --
  Net investment loss                      $     (0.02)      $     (0.03)  $     (0.03)   $     (0.01)
  Net realized and unrealized gain (loss)
   on investments and foreign currency            0.43              1.40         (3.24)         (0.14)
                                           -----------       -----------   -----------    -----------
      Total from investment operations     $      0.41       $      1.37   $     (3.27)   $     (0.15)
                                           -----------       -----------   -----------    -----------
Net asset value -- end of period           $      5.45       $      5.04   $      3.67    $      6.94
                                           ===========       ===========   ===========    ===========
Total return~                                     8.13%++          37.33%       (47.12)%        (2.12)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      1.10%+            1.15%         1.10%          1.09%+
  Net investment loss                            (0.83)%+          (0.72)%       (0.60)%        (0.50)%+
Portfolio turnover                                  47%               90%          160%            85%
Net assets at end of period (000 Omitted)  $    44,179       $    37,081   $    14,028    $     6,981

  * For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.
 ** For the period from the inception of the Service Class shares, August 24,
    2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01). #Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ The total return previously reported for the period ended December 31, 2000 has been revised from (9.24)% to (9.20)%.

                       See notes to financial statements.

                                                                                RESEARCH SERIES
                                           ---------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                           YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2004      ---------------------------------------------------------------------
                                           (UNAUDITED)          2003           2002          2001           2000          1999
                                          -------------      -----------   -----------    -----------    -----------   -----------
INITIAL CLASS SHARES

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     13.84       $     11.14   $     14.93    $     23.65    $     27.61   $     23.02
                                           -----------       -----------   -----------    -----------    -----------   -----------
Income (loss) from investment
  operations# --
  Net investment income                    $      0.03       $      0.11   $      0.08    $      0.05    $      0.01   $      0.03
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.68              2.69         (3.82)         (4.54)         (0.99)         5.37
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total from investment operations     $      0.71       $      2.80   $     (3.74)   $     (4.49)   $     (0.98)  $      5.40
                                           -----------       -----------   -----------    -----------    -----------   -----------
Less distributions declared to
  shareholders --
  From net investment income               $     (0.13)      $     (0.10)  $     (0.05)   $     (0.01)   $     (0.03)  $     (0.07)
  From net realized gain on investments
    and foreign currency transactions               --                --            --          (4.19)         (2.95)        (0.74)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --                --            --          (0.03)            --            --
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total distributions declared to
        shareholders                       $     (0.13)      $     (0.10)  $     (0.05)   $     (4.23)   $     (2.98)  $     (0.81)
                                           -----------       -----------   -----------    -----------    -----------   -----------
Net asset value -- end of period           $     14.42       $     13.84   $     11.14    $     14.93    $     23.65   $     27.61
                                           ===========       ===========   ===========    ===========    ===========   ===========
Total return~                                     5.18%++^^^       25.32%^^     (25.11)%       (21.40)%        (4.10)%       24.14%
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      0.79%+            0.80%         0.78%          0.76%          0.74%         0.75%
  Net investment income                           0.44%+            0.93%         0.61%          0.28%          0.03%         0.14%
Portfolio turnover                                  61%              124%           98%            89%            95%           94%
Net assets at end of period (000 Omitted)  $   439,148       $   466,139   $   458,394    $   826,315    $ 1,209,927   $ 1,245,431

                                                                 RESEARCH SERIES
                                           ----------------------------------------------------------
                                            SIX MONTHS
                                              ENDED           YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                          JUNE 30, 2004      -------------------------   DECEMBER 31,
                                           (UNAUDITED)          2003          2002           2001*
                                          -------------      -----------   -----------   ------------
SERVICE CLASS SHARES

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     13.77       $     11.09   $     14.91    $     15.42
                                           -----------       -----------   -----------    -----------
Income (loss) from investment
  operations# --
  Net investment income                    $      0.01       $      0.08   $      0.06    $      0.01
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.68              2.68         (3.83)         (0.52)
                                           -----------       -----------   -----------    -----------
      Total from investment operations     $      0.69       $      2.76   $     (3.77)   $     (0.51)
                                           -----------       -----------   -----------    -----------
Less distributions declared to
  shareholders --
  From net investment income               $     (0.11)      $     (0.08)  $     (0.05)   $        --
                                           -----------       -----------   -----------    -----------
Net asset value -- end of period           $     14.35       $     13.77   $     11.09    $     14.91
                                           ===========       ===========   ===========    ===========
Total return~                                     5.07%++^^^       25.01%^^     (25.36)%        (3.31)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      1.05%+            1.05%         1.03%          1.01%+
  Net investment income                           0.21%+            0.67%         0.48%          0.17%+
Portfolio turnover                                  61%              124%           98%            89%
Net assets at end of period (000 Omitted)  $    20,710       $    16,010   $     7,134    $     3,109

  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^^ The series' total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total returns for the year ended December 31, 2003 would have been 24.80% and 24.49% for the Initial Class shares and the Service Class shares, respectively.
^^^ The series' total return calculation includes proceeds received on February
    18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions, The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the days the proceeds were received. Excluding the effect of these payments from the series' ending net asset value per share, the total returns for the six months ended June 30, 2004 would have been 5.09% and 4.98% for the Initial Class shares and the Service Class shares, respectively.

                       See notes to financial statements.

                                                                            TOTAL RETURN SERIES
                                           ---------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                           YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2004      ---------------------------------------------------------------------
                                           (UNAUDITED)          2003           2002          2001           2000          1999
                                          -------------      -----------   -----------    -----------    -----------   -----------
INITIAL CLASS SHARES

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     18.00       $     15.90   $     17.95    $     19.69    $     18.76   $     21.26
                                           -----------       -----------   -----------    -----------    -----------   -----------
Income (loss) from investment
  operations#@ --
  Net investment income                    $      0.22       $      0.42   $      0.50    $      0.57    $      0.66   $      0.65
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.24              2.24         (1.44)         (0.46)          2.20          0.04
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total from investment operations     $      0.46       $      2.66   $     (0.94)   $      0.11    $      2.86   $      0.69
                                           -----------       -----------   -----------    -----------    -----------   -----------
Less distributions declared to
  shareholders --
  From net investment income               $     (0.46)      $     (0.56)  $     (0.55)   $     (0.66)   $     (0.71)  $     (0.71)
  From net realized gain on investments
    and foreign currency transactions               --                --         (0.47)         (1.19)         (1.22)        (2.48)
  In excess of net realized gain on
    investments and foreign currency
      transactions                                  --                --         (0.09)            --             --            --
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total distributions declared to
        shareholders                       $     (0.46)      $     (0.56)  $     (1.11)   $     (1.85)   $     (1.93)  $     (3.19)
                                           -----------       -----------   -----------    -----------    -----------   -----------
Net asset value -- end of period           $     18.00       $     18.00   $     15.90    $     17.95    $     19.69   $     18.76
                                           ===========       ===========   ===========    ===========    ===========   ===========
Total return~                                     2.63%++          17.15%        (5.69)%         0.52%         16.77%         2.84%
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      0.71%+            0.71%         0.70%          0.70%          0.70%         0.69%
  Net investment income@                          2.42%+            2.52%         2.95%          3.13%          3.60%         3.30%
Portfolio turnover                                  41%               65%           82%           101%            94%          113%
Net assets at end of period (000 Omitted)  $ 1,551,830       $ 1,618,983   $ 1,571,494    $ 1,872,185    $ 1,841,586   $ 1,879,946

                                                               TOTAL RETURN SERIES
                                           ----------------------------------------------------------
                                            SIX MONTHS
                                              ENDED           YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                          JUNE 30, 2004      -------------------------   DECEMBER 31,
                                           (UNAUDITED)          2003          2002           2001*
                                          -------------      -----------   -----------   ------------
SERVICE CLASS SHARES

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     17.92       $     15.85   $     17.93    $     17.94
                                           -----------       -----------   -----------    -----------
Income (loss) from investment
  operations#@@ --
  Net investment income                    $      0.19       $      0.36   $      0.45    $      0.33
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.24              2.24         (1.43)         (0.34)
                                           -----------       -----------   -----------    -----------
      Total from investment operations     $      0.43       $      2.60   $     (0.98)   $     (0.01)
                                           -----------       -----------   -----------    -----------
Less distributions declared to
  shareholders from net investment
  income --
  From net investment income               $     (0.43)      $     (0.53)  $     (0.54)   $        --
  From net realized gain on investments
    and foreign currency transactions               --                --         (0.47)            --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --                --         (0.09)            --
                                           -----------       -----------   -----------    -----------
      Total distributions declared to
        shareholders                       $     (0.43)      $     (0.53)  $     (1.10)   $        --
                                           -----------       -----------   -----------    -----------
Net asset value -- end of period           $     17.92       $     17.92   $     15.85    $     17.93
                                           ===========       ===========   ===========    ===========
Total return~                                     2.51%++          16.83%        (5.88)%        (0.06)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      0.96%+            0.95%         0.95%          0.97%+
  Net investment income @@                        2.18%+            2.20%         2.77%          2.35%+
Portfolio turnover                                  41%               65%           82%           101%
Net assets at end of period (000 Omitted)  $   419,045       $   300,220   $   152,768    $    39,015

 @ As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
@@ As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05 and decrease the ratio of net investment income to average net assets by 0.38%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
 * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
 ~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                             UTILITIES SERIES
                                           ---------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                           YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2004      ---------------------------------------------------------------------
                                           (UNAUDITED)          2003           2002          2001           2000          1999
                                          -------------      -----------   -----------    -----------    -----------   -----------
INITIAL CLASS SHARES

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     12.23       $      9.28   $     12.61    $     19.08    $     19.84   $     17.08
                                           -----------       -----------   -----------    -----------    -----------   -----------
Income (loss) from investment
  operations#@ --
  Net investment income                    $      0.14       $      0.24   $      0.26    $      0.35    $      0.80   $      0.35
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.60              3.05         (3.22)         (4.46)          0.49          4.52
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total from investment operations     $      0.74       $      3.29   $     (2.96)   $     (4.11)   $      1.29   $      4.87
                                           -----------       -----------   -----------    -----------    -----------   -----------
Less distributions declared to
  shareholders --
  From net investment income               $     (0.26)      $     (0.34)  $     (0.37)   $     (0.63)   $     (0.24)  $     (0.30)
  From net realized gain on investments
    and foreign currency transactions               --                --            --          (1.71)         (1.81)        (1.81)
  In excess of net investment income                --                --            --          (0.00)+++         --            --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --                --            --          (0.02)            --            --
                                           -----------       -----------   -----------    -----------    -----------   -----------
      Total distributions declared to
        shareholders                       $     (0.26)      $     (0.34)  $     (0.37)   $     (2.36)   $     (2.05)  $     (2.11)
                                           -----------       -----------   -----------    -----------    -----------   -----------
Net asset value -- end of period           $     12.71       $     12.23   $      9.28    $     12.61    $     19.08   $     19.84
                                           ===========       ===========   ===========    ===========    ===========   ===========
Total return~                                     6.15%++^         36.26%       (23.87)%       (24.34)%         7.00%        31.30%
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      0.86%+            0.84%         0.82%          0.78%          0.80%         0.82%
  Net investment income@                          2.28%+            2.28%         2.55%          2.25%          4.11%         2.01%
Portfolio turnover                                  50%              134%           79%           104%           118%          139%
Net assets at end of period (000 Omitted)  $   283,929       $   287,648   $   241,772    $   467,632    $   622,564   $   408,901

                                                                 UTILITIES SERIES
                                        -------------------------------------------------------------
                                        SIX MONTHS ENDED      YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                          JUNE 30, 2004      -------------------------   DECEMBER 31,
                                           (UNAUDITED)          2003          2002           2001*
                                        ----------------     -----------   -----------   ------------
SERVICE CLASS SHARES

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $     12.18       $      9.24   $     12.59    $     14.01
                                           -----------       -----------   -----------    -----------
Income (loss) from investment
  operations#@@ --
  Net investment income                    $      0.13       $      0.20   $      0.24    $      0.08
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                      0.57              3.06         (3.22)         (1.50)
                                           -----------       -----------   -----------    -----------
      Total from investment operations     $      0.70       $      3.26   $     (2.98)   $     (1.42)
                                           -----------       -----------   -----------    -----------
Less distributions declared to
  shareholders from net investment income  $     (0.23)      $     (0.32)  $     (0.37)   $        --
                                           -----------       -----------   -----------    -----------
Net asset value -- end of period           $     12.65       $     12.18   $      9.24    $     12.59
                                           ===========       ===========   ===========    ===========
Total return~                                     5.90%++^         36.03%       (24.09)%       (10.14)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                      1.11%+            1.09%         1.07%          1.05%+
  Net investment income@@                         2.05%+            1.95%         2.41%          1.60%+
Portfolio turnover                                  50%              134%           79%           104%
Net assets at end of period (000 Omitted)  $    24,777       $    22,555   $    12,763    $     7,919

@ As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
@@ As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ The series' total return calculation includes a net increase from gains realized on the disposal of investments in violation of restrictions. The gains resulted in an increase in net asset value of $0.00278 per share based on shares outstanding on the day the gains were realized. Excluding the offset of these gains from the series' ending net asset value per share, the total returns for the six months ended June 30, 2004 would have been approximately 6.13% and 5.88% for the Initial Class shares and the Service Class shares, respectively.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of twenty-nine separate series (the series) of shares: Bond Series, Capital Appreciation Series*, Capital Opportunities Series, Core Equity Series (formerly Research Growth and Income Series), Emerging Growth Series*, Emerging Markets Equity Series, Global Governments Series, Global Growth Series*, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series, International Value Series, Managed Sectors Series*, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series*, Mid Cap Growth Series*, Mid Cap Value Series, Money Market Series, New Discovery Series, Research Series*, Research International Series, Strategic Growth Series, Strategic Income Series, Strategic Value Series, Technology Series, Total Return Series*, Utilities Series*, and Value Series. All of these series are diversified except for Global Governments Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the 1940 Act, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

General -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.


Investment Valuations -- Equity securities in each series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Bonds and other fixed income securities (other than short-term obligations) in each series' portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward foreign currency contracts are valued using spot contracts and forward points as reported by an independent pricing source. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in each series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, each series may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of each series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

Repurchase Agreements -- Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Each series along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains #Notes to Financial Statements (Unaudited) -- continuedand losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans -- State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of each series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. Each series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts -- Certain series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains losses on foreign currency transactions.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The following series were participants in a class-action lawsuit against Cendant Corporation. On March 26, 2003 the series received a partial cash settlement, recorded as a realized gain on investment transactions. The proceeds from the non-recurring litigation settlement resulted in an increase in net asset value per share based on the shares outstanding on the day proceeds were received as follows.

                                                    CAPITAL      EMERGING       GLOBAL        MANAGED    MASSACHUSETTS
                                                  APPRECIATION    GROWTH        GROWTH        SECTORS   INVESTORS TRUST  RESEARCH
                                                    SERIES        SERIES        SERIES        SERIES         SERIES       SERIES
          -------------------------------------------------------------------------------------------------------------------------
          Cash Settlement                         $ 13,278,304  $ 5,764,504   $ 1,246,578   $   635,017  $   106,672    $ 2,202,987
          Increase in net asset value per share   $       0.28  $      0.16   $      0.06   $      0.06  $     0.002    $      0.06

Excluding the effect of these payments from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been lower by:

                                                    CAPITAL      EMERGING       GLOBAL        MANAGED     MASSACHUSETTS
                                                  APPRECIATION    GROWTH        GROWTH        SECTORS    INVESTORS TRUST  RESEARCH
                                                    SERIES        SERIES        SERIES        SERIES         SERIES        SERIES
          -------------------------------------------------------------------------------------------------------------------------
          Initial Class                               2.08%         1.48%         0.79%         0.45%         0.01%         0.52%
          Service Class                               2.09%         1.50%         0.80%         0.46%         0.01%         0.52%

The following series were participants in a class-action lawsuit against Cendant Corporation. On March 19, 2004 the series received the remaining cash settlement, recorded as a realized gain on investment transactions. The remaining proceeds from the non-recurring litigation settlement resulted in an increase in net asset value per share based on the shares outstanding on the day proceeds were received as follows:

                                                    CAPITAL      EMERGING       GLOBAL        MANAGED     MASSACHUSETTS
                                                  APPRECIATION    GROWTH        GROWTH        SECTORS    INVESTORS TRUST  RESEARCH
                                                    SERIES        SERIES        SERIES        SERIES         SERIES        SERIES
          -------------------------------------------------------------------------------------------------------------------------
          Cash Settlement                         $ 1,376,372   $   597,471   $   129,197   $    65,844   $    11,072   $   228,335
          Increase in net asset value per share   $      0.03   $      0.02   $      0.01   $      0.01   $    0.0002   $      0.01

Excluding the effect of these payments from the series' ending net asset value per share, total return for the six months ended June 30, 2004 would have been lower by:

                                                    CAPITAL      EMERGING       GLOBAL        MANAGED     MASSACHUSETTS
                                                  APPRECIATION    GROWTH        GROWTH        SECTORS    INVESTORS TRUST  RESEARCH
                                                    SERIES        SERIES        SERIES        SERIES         SERIES        SERIES
          -------------------------------------------------------------------------------------------------------------------------
          Initial Class                               0.17%         0.13%         0.07%         0.04%         0.00%         0.05%
          Service Class                               0.17%         0.14%         0.07%         0.04%         0.00%         0.05%

The following series were participants in a class-action lawsuit against Rite Aid Corporation. On February 18, 2004 the series received a cash settlement, recorded as a realized gain on investment transactions. The proceeds from the non-recurring litigation settlement resulted in an increase in net asset value share based on the shares outstanding on the day the proceeds were received as follows:

                                                        MASSACHUSETTS
                                                       INVESTORS TRUST     RESEARCH
                                                           SERIES           SERIES
          --------------------------------------------------------------------------
          Cash Settlement                              $    287,463       $  195,194
          Increase in net asset value per share        $       0.01       $     0.01

Excluding the effect of these payments from the series' ending net asset value per share, total return for the six months ended June 30, 2004 would have been lower by:

                                                        MASSACHUSETTS
                                                       INVESTORS TRUST  RESEARCH
                                                            SERIES       SERIES
          ----------------------------------------------------------------------
          Initial Class                                     0.02%         0.04%
          Service Class                                     0.02%         0.04%

Each series may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Fees Paid Indirectly -- Each series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the six months ended June 30, 2004, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a commission recapture agreement, under which certain brokers will credit the series a portion of the commissions generated, to offset certain expenses of the series. For six months ended June 30, 2004, each series' miscellaneous expenses were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statements of Operations.

                                                 CAPITAL      EMERGING       GLOBAL        MANAGED     MASSACHUSETTS
                                               APPRECIATION    GROWTH        GROWTH        SECTORS    INVESTORS TRUST
                                                 SERIES        SERIES        SERIES        SERIES          SERIES
       --------------------------------------------------------------------------------------------------------------
       Balance credits                         $        --   $        79   $       775   $        --     $        --
       Directed brokerage credits                   11,565         1,263         1,168            43          42,953
                                               -----------   -----------   -----------   -----------     -----------
       Total                                   $    11,565   $     1,342   $     1,943   $        43     $    42,953
                                               -----------   -----------   -----------   -----------     -----------

                                                 MID CAP                     TOTAL
                                                 GROWTH       RESEARCH       RETURN       UTILITIES
                                                 SERIES        SERIES        SERIES        SERIES
       ---------------------------------------------------------------------------------------------
       Balance credits                         $         8   $        --   $     1,035   $     1,344
       Directed brokerage credits                       --        12,641        10,484        10,746
                                               -----------   -----------   -----------   -----------
       Total                                   $         8   $    12,641   $    11,519   $    12,090
                                               -----------   -----------   -----------   -----------

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, passive foreign investment companies and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                        CAPITAL APPRECIATION SERIES      EMERGING GROWTH SERIES        GLOBAL GROWTH SERIES
                                        ---------------------------   ---------------------------   ---------------------------
                                                DECEMBER 31,                  DECEMBER 31,                  DECEMBER 31,
                                        ---------------------------   ---------------------------   ---------------------------
                                            2003           2002           2003           2002           2003           2002
-------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
Ordinary income                         $         --   $  1,593,656     $       --      $      --   $    815,119   $    610,272

                                                                              MASSACHUSETTS
                                           MANAGED SECTORS SERIES        INVESTORS TRUST SERIES        MID CAP GROWTH SERIES
                                        ---------------------------   ---------------------------   ---------------------------
                                                DECEMBER 31,                  DECEMBER 31,                  DECEMBER 31,
                                        ---------------------------   ---------------------------   ---------------------------
                                            2003           2002           2003           2002           2003           2002
-------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
Ordinary income                         $         --  $          --   $ 12,846,153   $ 15,218,978 $           --    $        --

                                               RESEARCH SERIES            TOTAL RETURN SERIES             UTILITIES SERIES
                                        ---------------------------   ---------------------------   ---------------------------
                                                DECEMBER 31,                  DECEMBER 31,                  DECEMBER 31,
                                        ---------------------------   ---------------------------   ---------------------------
                                            2003           2002           2003           2002           2003           2002
-------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
Ordinary income                         $  3,833,763   $  2,669,846   $ 57,181,077   $ 87,978,356   $  8,557,499   $ 12,824,759
Long-term capital gain                            --             --             --     32,999,423             --             --
                                        ------------   ------------   ------------   ------------   ------------   ------------
                                        $  3,833,763   $  2,669,846   $ 57,181,077   $120,977,779   $  8,557,499   $ 12,824,759
                                        ============   ============   ============   ============   ============   ============

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                CAPITAL           EMERGING           GLOBAL           MANAGED        MASSACHUSETTS
                                              APPRECIATION         GROWTH            GROWTH           SECTORS          INVESTORS
                                                SERIES             SERIES            SERIES            SERIES            SERIES
       ---------------------------------------------------------------------------------------------------------------------------
       Undistributed ordinary income        $      433,808    $           --    $      842,108    $       63,588    $   11,696,086
       Capital loss carryforward              (780,477,428)     (509,354,163)     (115,140,821)     (212,869,084)     (425,476,832)
       Unrealized gain                          59,621,530        37,622,582        17,853,753        25,734,401        85,526,244
       Other temporary differences                      --                --           (33,531)               --                --

                                                  MID CAP         RESEARCH        TOTAL RETURN       UTILITIES
                                               GROWTH SERIES       SERIES            SERIES            SERIES
       -----------------------------------------------------------------------------------------------------------
       Undistributed ordinary income          $          --    $    4,201,517    $   48,370,035    $    6,197,610
       Capital loss carryforward                (54,606,893)     (321,202,683)      (57,659,657)     (233,169,383)
       Unrealized gain                           13,669,022        30,820,125       143,357,016        25,164,589
       Other temporary differences                       --                --           (14,491)          (45,758)

At December 31, 2003, each series, for federal income tax purposes, had capital loss carryforwards, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                             CAPITAL APPRECIATION   EMERGING GROWTH     GLOBAL GROWTH     MANAGED SECTORS   MASSACHUSETTS INVESTORS
       EXPIRATION DATE              SERIES              SERIES              SERIES            SERIES             TRUST SERIES
       ----------------------------------------------------------------------------------------------------------------------------
       December 31, 2009        $ (400,122,192)     $ (280,126,296)     $  (69,393,524)    $ (155,812,076)         $ (201,118,577)
       December 31, 2010          (348,269,974)       (229,227,867)        (45,747,297)       (57,057,008)           (207,883,555)
       December 31, 2011           (32,085,262)                 --                  --                 --             (16,474,700)
                                --------------      --------------      --------------     --------------          --------------
       Total                    $ (780,477,428)     $ (509,354,163)     $ (115,140,821)    $ (212,869,084)         $ (425,476,832)
                                ==============      ==============      ==============     ==============          ==============

                                                 MID CAP          RESEARCH        TOTAL RETURN        UTILITIES
       EXPIRATION DATE                        GROWTH SERIES        SERIES            SERIES            SERIES
       -----------------------------------------------------------------------------------------------------------
       December 31, 2009                     $     (176,382)   $ (159,339,939)   $           --    $ (110,126,560)
       December 31, 2010                        (54,430,511)     (161,862,744)      (57,659,657)     (123,042,823)
                                             --------------    --------------    --------------    --------------
       Total                                 $  (54,606,893)   $ (321,202,683)   $  (57,659,657)   $ (233,169,383)
                                             ==============    ==============    ==============    ==============

For the Global Growth Series, realized gain is reported net of any foreign capital gains tax in the Statements of Operations.

Multiple Classes of Shares of Beneficial Interest -- Each series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser -- Each series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses (excluding taxes, extraordinary expenses and brokerage and transaction cost) in excess of the expense limitation indicated below, based on the average net assets of each series. Management fees and expense limitations are as follows:

                                                                                  MANAGEMENT     EXPENSE
                                                                                     FEES      LIMITATIONS
              ---------------------------------------------------------------------------------------------
              Capital Appreciation Series                                            0.75%*       1.25%
              Emerging Growth Series                                                 0.75%*        N/A
              Global Growth Series                                                   0.90%*        N/A
              Managed Sectors Series                                                 0.75%*       1.25%
              Massachusetts Investors Trust Series                                   0.55%        1.25%
              Mid Cap Growth Series                                                  0.75%         N/A
              Research Series                                                        0.75%*        N/A
              Total Return Series                                                    0.75%*       1.25%
              Utilities Series                                                       0.75%*        N/A

* The management fee for Capital Appreciation Series is 0.75% of the first $1 billion of average net assets, 0.675% of the next $500 million and 0.65% of average net assets in excess of $1.5 billion. The management fee for the Global Growth Series is 0.90% of the first $1 billion of average net assets, 0.75% of the next $1 billion of average net assets, and 0.65% of average net assets in excess of $2 billion. The management fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series and Utilities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the Total Return Series is reduced to 0.60% of the average net assets in excess of $1 billion.

During the six months ended June 30, 2004, the Utilities Series realized a gain on disposition of a security in violation of the series' investment restrictions. The amount of the gain was $70,344. This amount is separately disclosed in the Statements of Operations and the Statements of Changes in Net Assets. The effect of this gain on series' total return is disclosed in the Financial Highlights.

Each series pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator -- MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each series for which MFS acts as investment adviser. Under an administrative services agreement between the series and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each series is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, each series paid MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

                    First $2 billion                                            0.0175%
                    Next $2.5 billion                                           0.0130%
                    Next $2.5 billion                                           0.0005%
                    In excess of $7 billion                                     0.0000%

Effective April 1, 2004, each series paid MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

                    First $2 billion                                            0.01120%
                    Next $2.5 billion                                           0.00832%
                    Next $2.5 billion                                           0.00032%
                    In excess of $7 billion                                     0.00000%

For the six months ended June 30, 2004, each series paid MFS the following amounts equivalent to the following annual percentage rates of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

                                                                                                 PERCENT OF
                                                                                ADMINISTRATIVE     AVERAGE
                                                                                     FEES        NET ASSETS
                    -----------------------------------------------------------------------------------------
                    Capital Appreciation Series                                   $  53,815       0.01442%
                    Emerging Growth Series                                           33,390       0.01443%
                    Global Growth Series                                             13,557       0.01445%
                    Managed Sectors Series                                           11,578       0.01445%
                    Massachusetts Investors Trust Series                             85,891       0.01443%
                    Mid Cap Growth Series                                             8,939       0.01429%
                    Research Series                                                  34,299       0.01444%
                    Total Return Series                                             139,611       0.01437%
                    Utilities Series                                                 22,527       0.01441%

Distributor -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the six months ended June 30, 2004 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                              CAPITAL         EMERGING          GLOBAL
                                                           APPRECIATION        GROWTH           GROWTH
                                                              SERIES           SERIES           SERIES
----------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)              $  220,747,618   $  254,538,822   $  116,626,690
                                                          ==============   ==============   ==============
Sales
Investments (non-U.S. government securities)              $  267,216,433   $  297,703,299   $  130,935,319
                                                          ==============   ==============   ==============

                                                                           MASSACHUSETTS
                                                              MANAGED        INVESTORS         MID CAP
                                                              SECTORS          TRUST           GROWTH
                                                              SERIES          SERIES           SERIES
----------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)              $   71,393,924   $  615,745,828   $   64,451,636
                                                          ==============   ==============   ==============
Sales
Investments (non-U.S. government securities)              $   89,858,560   $  705,363,034   $   57,160,331
                                                          ==============   ==============   ==============

                                                                               TOTAL
                                                             RESEARCH          RETURN         UTILITIES
                                                              SERIES           SERIES          SERIES
----------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                                $           --   $  204,474,195   $      809,862
                                                          --------------   --------------   --------------
Investments (non-U.S. government securities)              $  282,860,986   $  622,146,383   $  151,053,453
                                                          ==============   ==============   ==============
Sales
U.S. government securities                                $           --   $  141,499,629   $      803,067
                                                          --------------   --------------   --------------
Investments (non-U.S. government securities)              $  324,926,231   $  652,029,929   $  165,951,966
                                                          ==============   ==============   ==============

The cost and unrealized appreciation and depreciation in the value of the investments owned by the each series, as computed on a federal income tax basis, are as follows:

                                        CAPITAL           EMERGING           GLOBAL           MANAGED         MASSACHUSETTS
                                      APPRECIATION         GROWTH            GROWTH           SECTORS        INVESTORS TRUST
                                         SERIES            SERIES            SERIES            SERIES             SERIES
----------------------------------------------------------------------------------------------------------------------------
Aggregate cost                       $  671,882,856    $  452,196,254    $  186,830,175    $  133,297,585    $ 1,128,610,166
                                     ==============    ==============    ==============    ==============    ===============
Gross unrealized appreciation            65,356,270        48,979,869        16,367,003        20,966,375         75,152,483
Gross unrealized depreciation           (15,355,145)      (11,271,763)       (4,628,029)       (1,591,623)       (16,773,134)
                                     --------------    --------------    --------------    --------------    ---------------
  Net unrealized appreciation        $   50,001,125    $   37,708,106    $   11,738,974    $   19,374,752    $    58,379,349
                                     ==============    ==============    ==============    ==============    ===============

                                          MID CAP                            TOTAL
                                          GROWTH           RESEARCH          RETURN           UTILITIES
                                          SERIES            SERIES           SERIES            SERIES
----------------------------------------------------------------------------------------------------------
Aggregate cost                        $  144,803,330    $  456,821,713    $1,906,414,828    $  321,250,261
                                      ==============    ==============    ==============    ==============
Gross unrealized appreciation             19,901,482        31,392,457       112,108,640        26,578,919
Gross unrealized depreciation             (3,460,850)       (9,477,916)      (23,463,116)       (7,357,772)
                                      --------------    --------------    --------------    --------------
  Net unrealized appreciation         $   16,440,632    $   21,914,541    $   88,645,524    $   19,221,147
                                      ==============    ==============    ==============    ==============

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                              CAPITAL APPRECIATION SERIES
                  ---------------------------------------------------------------------------------------------------------------
                                   INITIAL CLASS SHARES                                      SERVICE CLASS SHARES
                  ---------------------------------------------------------  ----------------------------------------------------
                       SIX MONTHS ENDED                 YEAR ENDED                SIX MONTHS ENDED             YEAR ENDED
                         JUNE 30, 2004              DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                  ---------------------------  ----------------------------  --------------------------  ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT          SHARES        AMOUNT        SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold         15,452,835  $ 276,037,483    36,430,830  $  555,737,786     1,644,746  $ 29,150,374   3,463,604  $ 53,156,979
Shares issued to
  shareholders in
  reinvestment of
  distributions         24,898        433,984            --              --            --            --          --            --
Shares redeemed    (18,633,541)  (332,600,974)  (43,541,461)   (659,490,318)   (1,583,181)  (28,055,233) (3,209,643)  (49,113,958)
                  ------------  -------------  ------------  --------------  ------------  ------------  ----------  ------------
  Net increase
    (decrease)      (3,155,808) $ (56,129,507)   (7,110,631) $ (103,752,532)       61,565  $  1,095,141     253,961  $  4,043,021
                  ============  =============  ============  ==============  ============  ============  ==========  ============

                                                              EMERGING GROWTH SERIES
                  ---------------------------------------------------------------------------------------------------------------
                                   INITIAL CLASS SHARES                                      SERVICE CLASS SHARES
                  ---------------------------------------------------------  ----------------------------------------------------
                       SIX MONTHS ENDED                 YEAR ENDED                SIX MONTHS ENDED             YEAR ENDED
                         JUNE 30, 2004              DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                  ---------------------------  ----------------------------  --------------------------  ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT          SHARES        AMOUNT        SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold          7,220,930  $ 103,908,786    17,237,076  $  211,585,016     1,132,469  $ 16,171,654   2,393,685  $ 29,186,780
Shares issued to
  shareholders in
  reinvestment of
  distributions             --             --            --              --            --            --          --            --
Shares redeemed    (10,082,911)  (144,845,724)  (23,555,654)   (284,330,504)   (1,027,251)  (14,685,761) (2,124,183)  (25,692,327)
                  ------------  -------------  ------------  --------------  ------------  ------------  ----------  ------------
  Net increase
    (decrease)      (2,861,981) $ (40,936,938)   (6,318,578) $  (72,745,488)      105,218  $  1,485,893     269,502  $  3,494,453
                  ============  =============  ============  ==============  ============  ============  ==========  ============

                                                                GLOBAL GROWTH SERIES
                   --------------------------------------------------------------------------------------------------------------
                                   INITIAL CLASS SHARES                                      SERVICE CLASS SHARES
                  ---------------------------------------------------------  ----------------------------------------------------
                       SIX MONTHS ENDED                 YEAR ENDED                SIX MONTHS ENDED             YEAR ENDED
                         JUNE 30, 2004              DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                  ---------------------------  ----------------------------  --------------------------  ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT          SHARES        AMOUNT        SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold          1,335,278  $  14,549,200     3,261,710  $   30,596,849       293,672  $  3,184,182   1,530,109  $ 13,660,385
Shares issued to
  shareholders in
  reinvestment of
  distributions         79,127        820,549        95,459         802,813         2,184        22,543       1,468        12,306
Shares redeemed     (2,928,374)   (31,927,927)   (7,049,798)    (62,881,388)     (259,806)   (2,805,209) (1,364,494)  (12,116,239)
                  ------------  -------------  ------------  --------------  ------------  ------------  ----------  ------------
  Net increase
    (decrease)      (1,513,969) $ (16,558,178)   (3,692,629) $  (31,481,726)       36,050  $    401,516     167,083  $  1,556,452
                  ============  =============  ============  ==============  ============  ============  ==========  ============

                                                              MANAGED SECTORS SERIES
                   --------------------------------------------------------------------------------------------------------------
                                   INITIAL CLASS SHARES                                      SERVICE CLASS SHARES
                  ---------------------------------------------------------  ----------------------------------------------------
                       SIX MONTHS ENDED                 YEAR ENDED                SIX MONTHS ENDED             YEAR ENDED
                         JUNE 30, 2004              DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                  ---------------------------  ----------------------------  --------------------------  ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT          SHARES        AMOUNT        SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold            521,210  $   8,624,986     1,470,625  $   22,495,048        41,562  $    683,796     135,985  $  2,044,987
Shares issued to
  shareholders in
  reinvestment of
  distributions          3,916         63,676            --              --            --            --          --            --
Shares redeemed     (1,472,044)   (24,495,295)   (3,539,753)    (51,788,451)      (42,241)     (693,513)   (132,155)   (2,006,538)
                  ------------  -------------  ------------  --------------  ------------  ------------  ----------  ------------
  Net increase
    (decrease)        (946,918) $ (15,806,633)   (2,069,128) $  (29,293,403)         (679) $     (9,717)      3,830  $     38,449
                  ============  =============  ============  ==============  ============  ============  ==========  ============

                                                        MASSACHUSETTS INVESTORS TRUST SERIES
                  ---------------------------------------------------------------------------------------------------------------
                                   INITIAL CLASS SHARES                                      SERVICE CLASS SHARES
                  ---------------------------------------------------------  ----------------------------------------------------
                       SIX MONTHS ENDED                 YEAR ENDED                SIX MONTHS ENDED             YEAR ENDED
                         JUNE 30, 2004              DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                  ---------------------------  ----------------------------  --------------------------  ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT          SHARES        AMOUNT        SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold          7,794,220  $ 200,562,450    18,119,817  $  415,204,427     1,923,006  $ 49,255,003   4,191,568  $ 95,283,815
Shares issued to
  shareholders in
  reinvestment of
  distributions        447,605     11,046,879       562,444      12,283,774        26,442       650,218      25,821       562,379
Shares redeemed    (11,494,883)  (295,472,420)  (26,183,745)   (591,212,146)   (1,905,773)  (48,718,508) (3,666,249)  (83,307,963)
                  ------------  -------------  ------------  --------------  ------------  ------------  ----------  ------------
  Net increase
    (decrease)      (3,253,058) $ (83,863,091)   (7,501,484) $ (163,723,945)       43,675  $  1,186,713     551,140  $ 12,538,231
                  ============  =============  ============  ==============  ============  ============  ==========  ============

                                                                  MID CAP GROWTH SERIES
                  ---------------------------------------------------------------------------------------------------------------
                                   INITIAL CLASS SHARES                                      SERVICE CLASS SHARES
                  ---------------------------------------------------------  ----------------------------------------------------
                       SIX MONTHS ENDED                 YEAR ENDED                SIX MONTHS ENDED             YEAR ENDED
                         JUNE 30, 2004              DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                  ---------------------------  ----------------------------  --------------------------  ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT          SHARES        AMOUNT        SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold          4,636,153  $  24,749,239    11,902,265  $   54,284,348     7,001,813  $ 37,491,718   8,520,907  $ 40,749,200
Shares issued to
  shareholders in
  reinvestment of
  distributions             --             --            --              --            --            --          --            --
Shares redeemed     (3,848,617)   (20,455,601)   (7,727,781)    (33,796,739)   (6,259,297)  (33,521,322) (4,988,390)  (24,285,882)
                  ------------  -------------  ------------  --------------  ------------  ------------  ----------  ------------
  Net increase         787,536  $   4,293,638     4,174,484  $   20,487,609       742,516  $  3,970,396   3,532,517  $ 16,463,318
                  ============  =============  ============  ==============  ============  ============  ==========  ============

                                                                   RESEARCH SERIES
                  ---------------------------------------------------------------------------------------------------------------
                                   INITIAL CLASS SHARES                                      SERVICE CLASS SHARES
                  ---------------------------------------------------------  ----------------------------------------------------
                       SIX MONTHS ENDED                 YEAR ENDED                SIX MONTHS ENDED             YEAR ENDED
                         JUNE 30, 2004              DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                  ---------------------------  ----------------------------  --------------------------  ------------------------
                      SHARES        AMOUNT        SHARES         AMOUNT         SHARES        AMOUNT        SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold          2,108,390  $  30,036,051     5,919,002  $   74,898,604     1,526,884  $ 21,772,592   1,398,843  $ 17,711,972
Shares issued to
  shareholders in
  reinvestment of
  distributions        295,191      4,047,067       323,079       3,780,030        11,334       154,605       4,608        53,733
Shares redeemed     (5,628,648)   (80,313,232)  (13,727,969)   (166,837,306)   (1,257,521)  (17,936,972)   (884,403)  (11,194,294)
                  ------------  -------------  ------------  --------------  ------------  ------------  ----------  ------------
  Net increase
    (decrease)      (3,225,067) $ (46,230,114)   (7,485,888) $  (88,158,672)      280,697  $  3,990,225     519,048  $  6,571,411
                  ============  =============  ============  ==============  ============  ============  ==========  ============

                                                                 TOTAL RETURN SERIES
                  ----------------------------------------------------------------------------------------------------------------
                                   INITIAL CLASS SHARES                                      SERVICE CLASS SHARES
                  ---------------------------------------------------------  -----------------------------------------------------
                       SIX MONTHS ENDED                 YEAR ENDED                SIX MONTHS ENDED             YEAR ENDED
                         JUNE 30, 2004              DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                  ---------------------------  ----------------------------  --------------------------  -------------------------
                      SHARES        AMOUNT        SHARES         AMOUNT         SHARES        AMOUNT        SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold          6,254,819  $ 114,003,524    17,626,716  $  294,494,534   10,474,779  $ 189,313,153  13,709,379  $ 230,394,938
Shares issued to
  shareholders in
  reinvestment of
  distributions      2,259,960     39,255,506     3,226,008      51,583,867      530,616      9,174,349     351,142      5,597,210
Shares redeemed    (12,230,928)  (221,956,744)  (29,751,984)   (491,830,115)  (4,370,490)   (78,682,870) (6,948,290)  (117,049,454)
                  ------------  -------------  ------------  --------------  -----------  -------------  ----------  -------------
  Net increase
    (decrease)      (3,716,149) $ (68,697,714)   (8,899,260) $ (145,751,714)   6,634,905  $ 119,804,632   7,112,231  $ 118,942,694
                  ============  =============  ============  ==============  ===========  =============  ==========  =============

                                                                   UTILITIES SERIES
                  ---------------------------------------------------------------------------------------------------------------
                                   INITIAL CLASS SHARES                                      SERVICE CLASS SHARES
                  ---------------------------------------------------------  ----------------------------------------------------
                       SIX MONTHS ENDED                 YEAR ENDED                SIX MONTHS ENDED             YEAR ENDED
                         JUNE 30, 2004              DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                  ---------------------------  ----------------------------  --------------------------  ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT          SHARES        AMOUNT        SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold          2,384,855  $  30,185,521     7,142,580  $   77,482,205       606,738  $  7,651,813   1,652,995  $ 17,674,211
Shares issued to
  shareholders in
  reinvestment of
  distributions        480,703      5,749,205       812,301       8,106,762        38,293       456,442      45,300       450,737
Shares redeemed     (4,030,084)   (50,955,729)  (10,500,562)   (111,187,382)     (538,921)   (6,779,660) (1,227,397)  (13,206,592)
                  ------------  -------------  ------------  --------------  ------------  ------------  ----------  ------------
  Net increase
    (decrease)      (1,164,526) $ (15,021,003)   (2,545,681) $  (25,598,415)      106,110  $  1,328,595     470,898  $  4,918,356
                  ============  =============  ============  ==============  ============  ============  ==========  ============

(6) LINE OF CREDIT

Each series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to each series for the six months ended June 30, 2004 was as follows:

                                                                               COMMITMENT FEE
            ---------------------------------------------------------------------------------
            Capital Appreciation Series                                           $  3,975
            Emerging Growth Series                                                   2,268
            Global Growth Series                                                       893
            Managed Sectors Series                                                     750
            Massachusetts Investors Trust Series                                     5,794
            Mid Cap Growth Series                                                      248
            Research Series                                                            812
            Total Return Series                                                      2,944
            Utilities Series                                                           574

Each series had no significant borrowings during the period.

(7) FINANCIAL INSTRUMENTS

The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                             UTILITIES SERIES
                  ----------------------------------------------------------------------------------------------------
                                          CONTRACTS TO          IN EXCHANGE           CONTRACTS        NET UNREALIZED
                   SETTLEMENT DATE       DELIVER/RECEIVE            FOR               AT VALUE          DEPRECIATION
----------------------------------------------------------------------------------------------------------------------
Sales                  8/4/04            EUR 21,241,704        $ 25,683,344         $ 25,855,014         $ (171,670)
                      8/17/04            GBP  3,461,629           6,241,317            6,249,460             (8,143)
                                                               ============         ============         ==========
                                                               $ 31,924,661         $ 32,104,474         $ (179,813)
                                                               ============         ============         ==========

At June 30, 2004, the Utilities Series had sufficient cash and/or securities to cover any commitments under these contracts.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

EUR = Euro
GBP = British Pound

(8) RESTRICTED SECURITIES

Each series may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2004, the following series owned the following restricted securities, excluding securities issued under Rule 144A, constituting less than 0.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933. Each series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                   DATE OF
                               DESCRIPTION                       ACQUISITION      SHARES        COST          VALUE
--------------------------------------------------------------------------------------------------------------------
Emerging Growth Series         Aber Diamond Corp.                1/14/2004        6,600     $ 255,247      $ 195,204
Mid Cap Growth Series          Aber Diamond Corp.                1/14/2004        6,540       247,233        193,429

(9) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sale of funds sponsored by MFS (including the series). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. The complaints by these regulatory authorities did not involve the series, but rather involved MFS' retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established and funded by MFS for distribution to retail fund shareholders. MFS has further agreed with the NYAG to reduce its management fees by approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million. In addition, MFS and the retail funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

MFS and certain MFS funds and their trustees and affiliates have been named as defendants in class action and other lawsuits alleging similar claims concerning market timing and use of fund assets in recognition of fund sales and seeking damages of unspecified amounts.

Although MFS does not believe that these regulatory developments will have a material adverse effect on the series, there can be no assurance that these developments and/or the ongoing adverse publicity resulting from these developments will not result in increased redemptions, reduced sales or other adverse consequences.

(10) SUBSEQUENT EVENT

The series' investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004 transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, certain series accrued an estimate of the amount to be received upon final approval of the plan of distribution as follows:

                                                                              SETTLEMENT    PER SHARE
                                                                                AMOUNT        IMPACT
              ----------------------------------------------------------------------------------------
              Capital Appreciation Series                                     $ 756,214       $ 0.02
              Managed Sectors Series                                            216,578         0.02
              Massachusetts Investors Trust Series                              565,413         0.01
              Emerging Growth Series                                            374,251         0.01
              Research Series                                                   256,213         0.01
              Global Growth Series                                               54,374           --*
              Utilities Series                                                   67,404           --*
              Total Return Series                                               208,370           --*
              Mid Cap Growth Series                                                 520           --*

* The per share impact was less than $0.01.

MFS/SUN LIFE SERIES TRUST
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Board of Trustees of the Series Fund provides broad supervision over the affairs of each Series. MFS is responsible for the investment management of each Series' assets and the officers of the Series Fund are responsible for its operations.

                                   POSITION(S) HELD     TRUSTEE/OFFICER                  PRINCIPAL OCCUPATION AND OTHER
   NAME, DATE OF BIRTH                 WITH FUND           SINCE(1)               DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

C. James Prieur(3)                    Trustee              July 1999        Sun Life Assurance Company of Canada, President and
(born 04/21/51)                                                             Chief Operating Officer (since April 1999), General
                                                                            Manager, U.S. (until April 1999)

David D. Horn(3)                      Trustee             April 1986        Private investor; Retired; Sun Life Assurance Company
(born 06/07/41)                                                             of Canada, Former Senior Vice President and General
                                                                            Manager for the United States (until 1997)

INDEPENDENT TRUSTEES

J. Kermit Birchfield                 Chairman               May 1997        Consultant; Century Partners, Inc. (investments),
(born 01/08/40)                                                             Managing Director; Displaytech, Inc. (manufacturer of
                                                                            liquid crystal display technology), Director

Robert C. Bishop                      Trustee               May 2001        AutoImmune Inc. (pharmaceutical product development),
(born 01/13/43)                                                             Chairman, President and Chief Executive Officer;
                                                                            Caliper Life Sciences Corp. (laboratory analytical
                                                                            instruments), Director; Millipore Corporation
                                                                            (purification/filtration products), Director; Quintiles
                                                                            Transnational Corp. (contract services to the medical
                                                                            industry), Director

Frederick H. Dulles                   Trustee               May 2001        Ten State Street LLP (law firm), Partner; McFadden,
(born 03/12/42)                                                             Pilkington & Ward LLP (solicitors and registered foreign
                                                                            lawyers), Partner (until June 2003); Jackson & Nash,
                                                                            LLP (lawfirm), Of Counsel (January 2000 to November
                                                                            2000)

Derwyn F. Phillips                    Trustee             April 1986       Retired
(born 08/31/30)

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                               POSITION(S) HELD       TRUSTEE/OFFICER                  PRINCIPAL OCCUPATION AND OTHER
   NAME, DATE OF BIRTH            WITH FUND               SINCE(1)               DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Ronald G. Steinhart                 Trustee              May 2001         Private investor; Bank One, Texas N.A., Vice Chairman
(born 06/15/40)                                                           and Director (January 2000 to January 2001); Bank One
                                                                          Corporation, Officer (until January 2000); Carreker
                                                                          Corporation (consultant and technology provider to
                                                                          financial institutions), Director; Prentiss Properties
                                                                          Trust (real estate investment trust), Director; United
                                                                          Auto Group, Inc. (automotive retailer), Director

Haviland Wright                     Trustee              May 2001         Hawaii Small Business Development Center, Kaua'i
(born 07/21/48)                                                           Center, Center Director (since March 2002);
                                                                          Displaytech, Inc. (manufacturer of liquid crystal
                                                                          display technology), Chairman and Chief Executive
                                                                          Officer (until March 2002)

TRUSTEE EMERITUS

Garth Marston                  Trustee Emeritus                           Retired
(born 04/28/26)

Samuel Adams                   Trustee Emeritus                           Retired
(born 10/19/25)

OFFICERS

Robert J. Manning(4)               President          February 2004       Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                           Executive Officer, President, Chief Investment Officer
                                                                          and Director

John W. Ballen(4)                President and       August 2001 until    Massachusetts Financial Services Company, Chief
(born 09/12/59)                     Trustee           February 2004       Executive Officer and Director (until February 2004)

James R. Bordewick, Jr.(4)     Assistant Secretary    February 1997       Massachusetts Financial Services Company, Senior Vice
(born 03/06/59)                and Assistant Clerk                        President and Associate General Counsel

Stephen E. Cavan(4)           Secretary and Clerk   December 1989 until   Massachusetts Financial Services Company, Senior Vice
(born 11/06/53)                                         March 2004        President, General Counsel and Secretary (until
                                                                          March 2004)

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                   POSITION(S) HELD       TRUSTEE/OFFICER                  PRINCIPAL OCCUPATION AND OTHER
   NAME, DATE OF BIRTH                WITH FUND               SINCE(1)               DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(4)          Assistant Treasurer         May 2003         Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                               President (since April 2003); Brown Brothers Harriman&
                                                                              Co., Senior Vice President (November 2002 to
                                                                              April 2003); ING Groep N.V./Aeltus Investment
                                                                              Management, Senior Vice President (prior to
                                                                              November 2002)

Robert R. Flaherty(4)            Assistant Treasurer       October 2000       Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                               President (since August 2000); UAM Fund Services,
                                                                              Senior Vice President (prior to August 2000)

Richard M. Hisey(4)                   Treasurer            August 2002        Massachusetts Financial Services Company, Senior Vice
(born 08/29/58)                                                               President (since July 2002); The Bank of New York,
                                                                              Senior Vice President (September 2000 to July 2002);
                                                                              Lexington Global Asset Managers, Inc., Executive Vice
                                                                              President and Chief Financial Officer (prior to
                                                                              September 2000); Lexington Funds, Chief Financial
                                                                              Officer (prior to September2000)

Ellen Moynihan(4)                Assistant Treasurer         May 1997         Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                               President

Frank L. Tarantino                Independent Chief       September 2004      Tarantino LLC (provider of compliance services),
(born 03/07/44)                   Compliance Officer                          Principal (since June 2004); CRA Business Strategies
                                                                              Group (consulting services), Executive Vice President
                                                                              (April 2003 to June 2004); David L. Babson & Co.
                                                                              (investment adviser), Managing Director, Chief
                                                                              Administrative Officer and Director (February 1997 to
                                                                              March 2003)

James O. Yost(4)                 Assistant Treasurer        April 1992        Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                                                               President

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Series Fund does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Series Fund and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 36 Accounts/Series.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling
1-800-752-7215.

MFS(R)/SUN LIFE SERIES TRUST

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

PORTFOLIO MANAGERS++

Margaret Adams
William J. Adams
John F. Addeo
S. Irfan Ali
David A. Antonelli
Edward Baldini
T. Kevin Beatty
David M. Calabro
James J. Calmas
Barry P. Dargan
Kenneth J. Enright
Eric B. Fischman
Steven R. Gorham
Robert Henderson
Alan Langsner
John D. Laupheimer, Jr.
Oliver Lebleau
Camille Lee
Gregory Locraft
Kate Mead
Thomas Melendez
Constantinos Mokas
Edward L. O'Dette
Betsy Palmer
Stephen Pesek
Scott B. Richards
Michael W. Roberge
Matthew W. Ryan
Daniel Scherman
David E. Sette-Ducati
Maura A. Shaughnessy
Nicholas Smithie
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi
Barnaby Wiener
Thomas Wetherald

(C) 2004 MFS/Sun Life Financial Distributors

++MFS Investment Management(R)


                                                              SUNB-SEM-8/04 197M
      [MFS(R)/SUN LIFE SERIES TRUST LOGO]

SEMIANNUAL REPORT - JUNE 30, 2004


CAPITAL OPPORTUNITIES SERIES
CORE EQUITY SERIES (FORMERLY RESEARCH GROWTH AND INCOME SERIES)
INTERNATIONAL GROWTH SERIES
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
MID CAP VALUE SERIES
NEW DISCOVERY SERIES
RESEARCH INTERNATIONAL SERIES
STRATEGIC GROWTH SERIES
STRATEGIC VALUE SERIES
TECHNOLOGY SERIES
VALUE SERIES

TABLE OF CONTENTS

Letter from the CEO of MFS                                                     1

Management Review                                                              3

Performance Summary                                                            9

Portfolio of Investments                                                      12

Financial Statements                                                          35

Notes to Financial Statements                                                 52

Trustees and Officers                                                         62

ANNUITIES ARE DESIGNED FOR LONG-TERM RETIREMENT INVESTING. PROSPECTUSES FOR THE VARIABLE ANNUITY PRODUCT AND THE VARIABLE INVESTMENT OPTIONS CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ BOTH PROSPECTUSES CAREFULLY BEFORE INVESTING AS THEY CONTAIN COMPLETE INFORMATION ON THE INVESTMENT OBJECTIVES AND RISKS, CHARGES, EXPENSES SUCH AS MORTALITY AND EXPENSE RISK, OPTIONAL DEATH AND LIVING BENEFIT CHARGES, AND SURRENDER AND INVESTMENT OPTION CHARGES. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUSES, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.


NOT FDIC INSURED           MAY LOSE VALUE             NO BANK GUARANTEE
NOT A DEPOSIT              NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

LETTER FROM THE CEO OF MFS
DEAR CONTRACT OWNERS,

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management
Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Robert J. Manning

Robert J. Manning
Chief Executive Officer and Chief Investment Officer
MFS Investment Management(R), investment advisor to the MFS(R)/Sun Life Series Trust

July 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MARKET ENVIRONMENT

By most measures, global economic conditions improved during the first half of 2004. The period, however, was a volatile one for investors as market sentiment turned somewhat negative in the second quarter of the year.

STOCK MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. The release of increasingly positive economic, corporate earnings, and corporate capital spending numbers helped drive global equity markets.

In the second quarter of 2004, many measures of the global economy -- including employment, consumer spending, corporate capital expenditures, and earnings -- continued to improve. However, stock prices, which made only modest gains in the second quarter, generally did not reflect these improvements.

We believe that several factors began to hold back equity markets. One was the expectation that we were entering a period of rising interest rates, particularly in the United States.

The U.S. Federal Reserve Board fulfilled these expectations with a rate increase of 0.25% on the last day of the period. The Bank of England, meanwhile, announced a pair of rate hikes and set the expectation for more in the future. Investors may also have feared that corporate earnings growth would moderate in the second half of 2004 after showing exceptional improvement in the past several quarters.

Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Middle East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to worry that the global economic recovery might slow down.

Finally, in our view, worries that the Chinese economic engine could sputter acted as a drag on the global economy. Many companies around the world supply China with raw materials and finished goods. Any changes in the conditions of China's economy can have considerable ripple effects around the world.

BOND MARKET ENVIRONMENT

The six-month period was a volatile one in global bond markets as well. Investors, in our view, favored higher-quality debt early in the year but by the second quarter began to shift into higher-yielding bonds.

When 2004 began, interest rates in many developed nations were at historical lows. However, the bond market changed dramatically over the next few months, after the U.S. Department of Labor began releasing a string of strong monthly jobs reports that indicated that the U.S. economy was in a full recovery. Inflation concerns appeared to mount. Investors, therefore, began to anticipate that the U.S. Federal Reserve Board (the Fed) would raise short-term interest rates from their 46-year lows. The Fed fulfilled these expectations on the last day of the period, instituting a rate increase of 0.25% on June 30.

We believe that anticipation of this increase is what caused investors to move from higher-quality debt into lower-quality issues. While bonds across most asset classes were hurt by rising rates in the final months of the period, lower-rated debt was less affected than higher-rated issues and tended to show better performance.

MANAGEMENT REVIEW
CAPITAL OPPORTUNITIES SERIES

For the six months ended June 30, 2004, the series provided a total return of 3.64% for Initial Class shares and 3.44% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 3.44% over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is a commonly used measure of the broad stock market. Over the same period, the average multi-cap core fund tracked by Lipper Inc., an independent firm that reports fund performance, returned 3.38%.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the utilities and communications and the industrial goods and services sectors, as well as our positioning in financial services, had the largest positive impact on the series' performance relative to its benchmark during the period.

Our overweighted positions in the series' top-performing individual stocks, AT&T Wireless Services and utility holding company TXU Corporation helped drive the series' performance in the utilities and communications sector. We sold AT&T Wireless during the period.

The industrial goods and services sector proved to be another source of relative strength, led by our position in manufacturing conglomerate Tyco International.

In financial services, our overweighted position in Hartford Financial Services Group added to performance.

Strong contributors to series' returns from stocks in other sectors included packaging and container manufacturer Owens-Illinois and telecom equipment manufacturer Nortel Networks. In addition, not holding tech company Intel, which was a position in the series' benchmark, helped relative performance as the stock posted negative returns for the period.

DETRACTORS FROM PERFORMANCE

Our stock selection in the leisure and retailing sectors proved to be the principal detractor from relative performance.

In the leisure sector, our investments in media companies Viacom, Comcast, and Westwood One held back performance.

While no particular retail holding was among the series' top detractors, our overall stock selection in this sector acted as a drag on performance.

In addition, not holding a position in internet search portal Yahoo had a negative impact on the series' relative returns. The stock, which is tracked by the benchmark, posted extremely strong positive returns for the period.

Our cash position, which is maintained to provide liquidity, was also a net detractor from relative performance. The S&P 500 holds no cash.

NOTE TO CONTRACT OWNERS: EFFECTIVE JULY 1, 2004, KATRINA MEAD AND ALAN LANGSNER JOINED THE PORTFOLIO'S MANAGEMENT TEAM.

CORE EQUITY SERIES

For the six months ended June 30, 2004, the series provided a total return of 4.30% for Initial Class shares and 4.10% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 3.44% over the same period for the series' benchmark, the S&P 500. Over the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports fund performance, returned 1.98%.

CONTRIBUTORS TO PERFORMANCE

The main contributor to the series' relative performance during the six-month period ended June 30, 2004, was stock selection in the utilities and communications sector. From this group, Sprint PCS Group and Andrew Corp. were among the series' top 10 contributors to relative performance. By period-end, Sprint PCS Group was no longer a holding in the portfolio, as Sprint had merged its cellular division PCS stock back into the parent company's Sprint FON stock.

Stock selection in technology also helped relative results. The series' top individual contributor, Marvell Technology Group, came from this sector, as did another strong relative performer, Digital River.

Stock selection in basic materials boosted relative results as well, with Georgia Gulf among the series' best relative performers. Other individual holdings that helped performance included Aspect Medical Systems and Amerada Hess. Not owning Pfizer and Viacom also helped drive relative performance, as these stocks are tracked by the benchmark index and performed poorly during the period.

DETRACTORS FROM PERFORMANCE

Stock selection in health care proved to be most detrimental to performance during the six-month period, with Cyberonics and Wyeth among the 10 top detractors from relative performance.

Financial services was another area that experienced problematic stock selection, although none of the portfolio's 10 worst performers came from this sector.

Stock selection in the leisure sector -- including negative performance from EchoStar Communications and Clear Channel Communications -- also inhibited the portfolio's performance. Other individual holdings that proved to be a drag on performance were Hot Topic, Sprint FON, and Kohl's. In addition, not owning Yahoo and QUALCOMM hurt relative performance, as these stocks performed well during the period and are tracked by the benchmark.

NOTE TO CONTRACT OWNERS: EFFECTIVE MAY 1, 2004, THE SERIES CHANGED ITS NAME FROM RESEARCH GROWTH AND INCOME SERIES TO CORE EQUITY SERIES TO BETTER REFLECT ITS PRIMARY INVESTMENT FOCUS ON COMPANIES WHICH MFS BELIEVES HAVE ATTRACTIVE GROWTH PROSPECTS AND VALUATIONS.

INTERNATIONAL GROWTH SERIES

For the six months ended June 30, 2004, the series provided a total return of 4.46% for Initial Class shares and 4.26% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 2.72% over the same period for the series' benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Growth Index (the MSCI Growth Index). The MSCI Growth Index is a commonly used measure of the international growth stocks. These returns also compare with returns of 4.86% for the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index and 3.86% for the Lipper International Fund Index, both former benchmarks of the series. The MSCI EAFE Index is a commonly used measure of the international stock market; the Lipper International Fund Index measures the performance of international equity funds.

CONTRIBUTORS TO PERFORMANCE

Our stock selection in the financial services sector was the most prominent contributor to performance relative to the portfolio's benchmark, the MSCI Growth Index. Performance in this sector was paced by our positions in OTP Bank and JACCS Co. Ltd. Both of these stocks posted strong positive absolute results during the period but are not positions measured by the benchmark. This had the effect of boosting the portfolio's relative returns.

Select positions in retail stocks, along with an overweighted position in the sector during a period in which it outpaced the wider market, were additional primary contributors to relative performance. Retail holdings such as Nishimatsuya Chain and Next generated strong absolute and relative returns during the period.

Several other individual positions also helped drive results, including CSR, Sekisui Chemical, Mobile Telesystems and Reckitt Benckiser. In addition, we avoided a position in GlaxoSmithKline, which is tracked by the MSCI Growth Index and sank over the period, thus improving the series' performance relative to the benchmark.

The portfolio's cash position contributed to relative performance during the period. As with nearly all portfolios, this portfolio holds some cash to buy new holdings and to cover investor redemptions. In a period when global equity markets rose only slightly, cash holdings assisted performance against our benchmark, which has no cash position.

DETRACTORS FROM PERFORMANCE

The portfolio's selection of securities in the utilities and communications sector was the most significant drag on performance during the period. In particular, we had positions in Vodafone and Hanaro Telecom that generated sizable negative absolute and relative returns. Vodafone, in fact, was the single greatest detractor from performance among all the individual holdings in the portfolio. Hanaro Telecom is not a position within the benchmark index, which helped accentuate its negative impact on performance.

Several individual holdings also inhibited performance, including stocks in the technology sector that were primary detractors from relative performance, Seiko Epson, Ericsson, and Capgemini. Both posted broadly negative results. Seiko Epson and Capgemini were both sold from the portfolio before the end of the period. EasyJet's stock posted sharply negative results during the period and is not a stock tracked by the benchmark index, making it one of the holdings that weighed most heavily on relative performance during the period.

NOTE TO CONTRACT OWNERS: ON APRIL 5, 2004, THE SERIES' PRIMARY BENCHMARK CHANGED FROM THE MSCI EAFE INDEX TO THE MSCI EAFE GROWTH INDEX. WE BELIEVE THE STYLE-SPECIFIC GROWTH BENCHMARK IS A MORE ACCURATE REFLECTION OF THE SERIES' ACTUAL STRATEGY, MANAGEMENT STYLE, AND INVESTMENT UNIVERSE THAN THE BROADER MSCI EAFE INDEX. WE WILL CONTINUE TO PROVIDE RETURNS FOR THE MSCI EAFE INDEX FOR ONE YEAR.

NOTE TO CONTRACT OWNERS: EFFECTIVE JULY 1, 2004, THOMAS MELENDEZ JOINED THE PORTFOLIO MANAGEMENT TEAM.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES

For the six months ended June 30, 2004, the series provided a total return of 2.74% for Initial Class shares and 2.69% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 2.74% over the same period for the series' benchmark, the Russell 1000 Growth Index (the Russell Index). The Russell Index measures the performance of large-cap U.S. growth stocks. Over the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports fund performance, returned 2.32%.

CONTRIBUTORS TO PERFORMANCE

On a sector basis, stock selection in technology and health care contributed most strongly to relative performance over the six-month period. In the technology area, positioning among electronics concerns was particularly advantageous. Strong operating results out of Marvell Technology Group, a high-end provider of communications and storage integrated circuit solutions, lifted returns. Meanwhile, an underweighted position in semiconductor giant Intel also helped relative results as the stock declined over the period. Elsewhere in technology, we believe growing demand for security boosted shares of anti-virus concern Symantec Corp.

In the health care sector, strong relative performance came from a number of different sources. Medical products firm C.R. Bard's stock rose as the company introduced several new products in the first half of 2004. Gilead Sciences, a biopharmaceutical maker of anti-infectives, advanced amid news that the company was joining forces with two large drug companies to develop a single pill combining their respective HIV compounds. Our position in pharmacy benefits manager Caremark moved higher as the company closed its acquisition of AdvancePCS. In addition, maintaining an underweighted stance vis-a-vis pharmaceutical makers generally, and Pfizer specifically, helped relative results. In our view, patent challenges, limited new product introductions, and reimbursement questions continued to dampen investor enthusiasm for this group during the period.

Chief among individual stock contributors was conglomerate Tyco International. We believe Tyco's stock gained ground as a result of both the economic rebound and progress in restructuring by the firm's new management team. The series' position in cruise operator Carnival benefited from stronger bookings. Direct-sales cosmetics firm Avon, which reported solid revenue growth across all geographies, also aided relative performance.

DETRACTORS FROM PERFORMANCE

Leisure sector positioning held back relative returns. Cable operator Comcast fell after the firm's unsuccessful bid to acquire Disney. In our view, Comcast, along with its cable peers, remained under pressure due to fears of increasing competition from DSL and satellite broadcast providers. Meanwhile, we believe generally lackluster demand for local advertising limited operating results for radio concerns Viacom and Clear Channel Communications.

Stock selection in the financial services sector also held back relative results. In our view, shares of brokerage giant Merrill Lynch traded lower amid worries that higher interest rates would hamper both bond and stock underwriting operations. Citigroup shares, we believe, were also hurt by concerns over interest rates as well as tougher second half comparisons.

Individual stocks in other sectors that hurt relative performance included storage management firm VERITAS Software, discount retailer Kohl's, and online travel vendor IAC/InterActiveCorp. VERITAS stock declined as the firm lowered its earnings projections and moved to restate prior-year results. Our position in Kohl's underperformed as the firm, in our view, struggled to recover from an excess inventory situation. Stock in IAC/InterActiveCorp, we believe, lost traction on concerns that hotels and airlines might provide more limited inventory to it and other Internet travel agents as demand rebounds. Underweighting cellular communications products firm QUALCOMM, and missing some of the stock's strong rise over the period, also subtracted from relative results. Similarly, underweighting biotechnology firm Biogen Idec and missing nearly all of that stock's sharp rise detracted from relative performance.

NOTE TO CONTRACT OWNERS: EFFECTIVE JULY 1, 2004, MARGARET W. (PEGGY) ADAMS JOINED THE PORTFOLIO MANAGEMENT TEAM.

MID CAP VALUE SERIES

For the six months ended June 30, 2004, the series provided a total return of 9.46% for Initial Class shares and 9.30% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 7.17% over the same period for the series' benchmark, the Russell Mid Cap Value Index (the Russell Index). The Russell Index measures the performance of U.S. mid-cap value stocks. Over the same period, the average mid-cap value fund tracked by Lipper Inc., an independent firm that reports portfolio performance, returned 7.12%.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the health care, utilities and communications, and energy sectors had the largest positive impact on the series' relative performance during the period.

Our positions in scientific equipment distributor Fisher Scientific International, medical device manufacturer Cyberonics, and specialized health care provider HEALTHSOUTH Corporation helped drive the series' performance in the health care sector. We sold Fisher Scientific at a profit during the period.

In the utilities and communications sector, our positions in wireless communications services provider Sprint PCS Group and broadcast tower management firm American Tower Corporation helped boost the series' results. We sold Sprint PCS after it reached our price target.

In energy, our overweighted position in oil and gas field equipment maker Smith International made a solid contribution to the series' relative returns. We sold our Smith International holdings during the period and took some profits.

DETRACTORS FROM PERFORMANCE

Our positioning in the technology, leisure, and retailing sectors proved to be the principal detractor from relative performance.

In the technology sector, our positions in communications chip manufacturer Agere Systems and business intelligence software provider Ascential Software held back performance.

Among leisure stocks, our positions in radio station owners and broadcasters Cox Radio and Citadel Broadcasting Corporation had a negative impact on relative returns.

While no particular retail holding was among the series' largest detractors during the period, stock selection in this sector acted as a drag on performance.

Additional holdings that detracted from series' returns included telecom services provider IDT Corporation, residential furniture maker Furniture Brands International and online banking firm NetBank. Our underweighted position in energy and power supplier TXU Corporation also held back returns. We sold TXU out of the series by period-end.

NEW DISCOVERY SERIES

For the six months ended June 30, 2004, the series provided a total return of 1.26% for Initial Class shares and 1.11% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 5.68% over the same period for the series' benchmark, the Russell 2000 Growth Index (the Russell Index). The Russell Index measures the performance of U.S. small-cap growth stocks. Over the same period, the average small-cap growth fund tracked by Lipper Inc., an independent firm that reports portfolio performance, returned 3.34%.

DETRACTORS FROM PERFORMANCE

Both sector allocation and stock selection relative to the Russell Index hurt performance for the period. Our underweighted positions in health care and leisure, and to a greater extent, stock selection in these sectors, were leading reasons why the series underperformed the benchmark. Our overweighting in the relatively poor-performing technology sector also detracted from results.

In health care, the fact that we did not own OSI Pharmaceuticals, which had a position in the benchmark, hurt relative performance, as the stock proved to be a solid performer during the period. In addition, several of the companies we owned in the technology sector, Dot Hill Systems, PMC-Sierra, Cypress Semiconductor Corp., and AT Road Inc., suffered significant declines. Dot Hill Systems and PMC-Sierra were sold out of the series prior to the end of the period.

CONTRIBUTORS TO PERFORMANCE

The strongest-performing sectors for the series relative to the benchmark were utilities and communications and autos and housing. In both sectors, the series benefited from strong stock selection. Utilities and communications sector returns were led by Andrew Corp., a wireless infrastructure firm, and autos and housing returns were boosted by our position in Eagle Materials, a building materials supplier. Despite difficulties in the retail and technology sectors, the portfolio obtained strong returns from retailer PETsMART and tech stocks Open Text Corp. and Digital River Inc. Open Text was sold out of the series prior to the end of the period.

NOTE TO CONTRACT OWNERS: EFFECTIVE JULY 1, 2004, THOMAS WETHERALD AND CAMILLE LEE JOINED THE PORTFOLIO MANAGEMENT TEAM, JOINING ROBERT HENDERSON AS CO-MANAGERS OF THE SERIES, AND DONALD F. PITCHER LEFT THE PORTFOLIO MANAGEMENT TEAM.

RESEARCH INTERNATIONAL SERIES

For the six months ended June 30, 2004, the series provided a total return of 5.13% for Initial Class shares and 5.07% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 4.86% over the same period for the series' benchmark, the MSCI EAFE Index.

CONTRIBUTORS TO PERFORMANCE

Our stock selection in the financial services sector was the most prominent contributor to performance relative to the portfolio's benchmark, the MSCI EAFE Index. Performance in this sector was paced by our position in OTP Bank, which posted strong positive absolute results during the period, but is not a position measured by the benchmark. An overweighted position in Aiful Corp. also fueled performance in the financial services sector.

An overweighted position in autos and housing stocks helped generate strong relative returns during a period in which this sector outperformed the wider market. We also benefited from a number of selected positions in autos and housing stocks, such as an overweighted investment in Sekisui Chemical relative to the benchmark. This stock posted strong absolute returns and was the single greatest individual contributor to relative performance among all the holdings in the portfolio. Autos and housing stock Bridgestone was another leading contributor to performance during the period.

Several other individual holdings also helped drive returns, including Softbank, Kibun Food, and Reckitt Benckiser. In addition, we avoided positions in GlaxoSmithKline and Nokia, both of which are tracked by the MSCI EAFE Index. This helped improve relative performance as both stocks sank over the period.

DETRACTORS FROM PERFORMANCE

Our selection of stocks in the health care sector was a significant drag on relative performance during the period. In particular, we had overweighted positions in Sanofi-Synthelabo and AstraZeneca at a time when the stocks posted negative results.

Our selection of leisure stocks also helped inhibit performance. Most notably in this sector, we had a position in Round One that performed very negatively during the period. This stock is not a holding within MSCI EAFE Index benchmark, which had the effect of underscoring negative relative performance.

Several individual stocks from a variety of sectors helped detract from the series' performance. These included easyJet, Kookmin Bank, Companhia Vale do Rio Doce, and Molson. As was the case with Round One, all of these stocks posted negative returns and are not tracked by the portfolio's benchmark, thereby detracting from relative results. Seiko Epson, Ericsson, and Fujikura, also proved to be among the most negative contributors to the portfolio's performance. Our positions in Round One, Molson, and Fujikura were sold from the portfolio by the end of the period.

STRATEGIC GROWTH SERIES

For the six months ended June 30, 2004, the series provided a total return of 0.97% for Initial Class shares and 0.84% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 2.74% over the same period for the series' benchmark, the Russell 1000 Growth Index (the Russell Index). The Russell Index measures the performance of large-cap U.S. growth stocks. Over the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports portfolio performance, returned 2.32%.

DETRACTORS FROM PERFORMANCE

Stock selection in leisure, as well as an overweighted position in the sector, held back relative returns. Several media companies in the series, including Viacom, Westwood One, and Clear Channel Communications, fell short of our growth expectations as they failed to enjoy the strong increases in advertising revenues we had anticipated in an improving economy. Elsewhere in the leisure sector, our holding in cable operator Comcast fell after the firm's unsuccessful bid to acquire Disney. We believe Comcast and other cable company stocks remained under pressure because of fears of increasing competition from satellite and DSL (digital subscriber line) operators.

Although technology holdings as a group detracted only modestly from relative results, several stocks in the sector were among the series' most significant individual detractors. These included storage management software firm VERITAS Software, semiconductor maker PMC-Sierra, and networking products company Foundry Networks. VERITAS Software stock declined as the firm lowered its earnings projections and moved to restate prior-year results. Despite raising future revenue guidance, we believe PMC-Sierra shares lost ground because investors questioned the sustainability of both the semiconductor business cycle in general and PMC's higher margins in particular. In our view, Foundry Networks traded lower on concerns that the company was losing market share to Cisco Systems.

Elsewhere in technology, underweighting cellular communications products firm QUALCOMM and missing nearly all of the stock's strong rise over the period also subtracted from relative results. The series did not own QUALCOMM at period-end. Similarly, avoiding Internet firm Yahoo hurt relative performance as the stock soared during the period. In our view, Yahoo, a stock tracked by the index, benefited from a trend toward increased online advertising.

CONTRIBUTORS TO PERFORMANCE

On a sector basis, positioning among utilities and communications stocks contributed most strongly to relative performance over the six-month period. Within the sector, cellular phone stocks in general rose during the bidding war for AT&T Wireless that culminated in the firm's purchase by rival Cingular, a joint venture of BellSouth and SBC Communications. We sold our holdings in both AT&T Wireless and Sprint PCS during the rally. (By period-end, Sprint had merged its cellular division PCS stock back into the parent company's Sprint FON stock.) Andrew Corp., a multinational supplier of communications products (such as coaxial cables and antennas) delivered strong results with the build-out of new, and the upgrade of existing networks.

A number of technology stocks were also among the series' largest relative contributors. Business infrastructure software provider Akamai Technologies, whose core service essentially allows customers to enhance Web site performance while lowering costs, was propelled, we believe, by compelling financial results. Strong operating results from Marvell Technology Group, a high-end provider of communications and storage integrated circuit solutions, lifted returns. Networking infrastructure firm Nortel Networks also delivered strong relative performance. In addition, avoiding semiconductor giant Intel helped relative results as the stock declined over the period.

Individual stock contributors elsewhere in the series included Tyco International and Avon Products. We believe industrial conglomerate Tyco's stock gained ground as a result of both the economic rebound and progress in restructuring by the firm's new management team. Cosmetics firm Avon, which reported solid revenue growth across all geographies, also aided relative performance.

NOTE TO CONTRACT OWNERS: EFFECTIVE JULY 1, 2004, MARGARET W. (PEGGY) ADAMS JOINED THE PORTFOLIO MANAGEMENT TEAM.

STRATEGIC VALUE SERIES

For the six months ended June 30, 2004, the series provided a total return of 5.90% for Initial Class shares and 5.81% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 3.94% over the same period for the series' benchmark, the Russell 1000 Value Index (the Russell Index). The Russell Index measures the performance of large-cap U.S. value stocks. Over the same period, the average multi-cap value fund tracked by Lipper Inc., an independent firm that reports portfolio performance, returned 4.31%.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the utilities and communications, technology, financial services, and industrial goods and services sectors had the largest positive impact on the series' relative performance during the period.

Our overweighted positions in the series' top-performing individual stocks, U.S. mobile phone service provider AT&T Wireless and energy supplier TXU Corporation, helped drive the series' performance in the utilities and communications sector. We sold AT&T Wireless at a profit during the period.

In the technology area, our positions in telecom equipment maker Nortel Networks and software provider Microsoft Corporation helped boost the series' results. Neither Nortel or Microsoft are tracked by the Russell Index.

In financial services, our overweighted position in property and casualty insurer Hartford Financial Services Group added to performance.

Among industrial goods and services stocks, our position in manufacturing conglomerate Tyco International made a solid contribution to relative returns.

Key contributors to the series' returns from other sectors included glass container manufacturer Owens-Illinois and oil and gas well drilling firm BJ Services Company.

DETRACTORS FROM PERFORMANCE

Our stock selection in the leisure and retailing sectors proved to be the principal detractor from relative performance.

In the leisure sector, our positions in media conglomerate Viacom and U.S. cable television operator Comcast held back performance.

Among retailing stocks, our overweighted position in grocery chain Kroger had a negative impact on relative returns.

In addition, not holding a position in Exxon Mobil acted as a drag on the series' relative performance. The integrated oil company's stock posted positive returns for the period and was one of the benchmark's energy holdings.

Other holdings that detracted from the series' returns included telecom conglomerate AT&T Corp., asset manager Mellon Financial, independent power producer Calpline Corporation, aluminum producer Alcoa, and pharmaceutical manufacturer Wyeth. We sold AT&T Corp. and Alcoa out of the series by period-end.

The series' limited cash position also had a negative impact on relative performance. The series held, on average, less than 2% in cash to buy new holdings and to provide liquidity. In a period when equity markets outperformed cash, holding any cash hurt performance against our benchmark, the Russell Index, which has no cash position.

NOTE TO CONTRACT OWNERS: EFFECTIVE JULY 1, 2004, ALAN LANGSNER AND KATRINA MEAD JOINED THE PORTFOLIO MANAGEMENT TEAM.

TECHNOLOGY SERIES

For the six months ended June 30, 2004, the series provided a total return of 0.98% for Initial Class shares and 0.74% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 0.74% over the same period for the series' benchmark, the Goldman Sachs Technology Index (the Technology Index). The Technology Index is a commonly used measure of technology stock performance. Over the same period, the average specialty/miscellaneous fund tracked by Lipper Inc., an independent firm that reports fund performance, returned 5.17%.

CONTRIBUTORS TO PERFORMANCE

Our stock selection in the business services and computer software areas, as well as our relative sector weightings in the wireless communications and computer systems areas, had the largest positive impacts on the series' relative performance during the period.

Among our business services holdings, our position in transaction processing and settlement provider Alliance Data Systems made a strong contribution to performance, as we captured much of the significant run-up of the company's stock during the period.

In the wireless communications area, our holdings in telecom equipment manufacturer Andrew Corp. added the most to returns.

Our position in application services provider Akamai Technologies helped drive relative returns in the computer software area. Netscreen Technologies also contributed to performance. Netscreen was sold prior to the end of the period.

Our relative underweight in the computer systems industry proved to be another source of relative strength, led by our underweighted position in computer hardware provider International Business Machines (IBM). IBM's stock price posted negative returns for the period.

While our position in the electronics industry was not among the series' top contributors to relative performance, our underweighted position in semiconductor manufacturer Intel had a positive impact on relative performance, as Intel underperformed the index.

DETRACTORS FROM PERFORMANCE

Our underweighted position and stock selection in the network and telecom industry proved to be the principal detractors from relative performance.

In particular, our position in telecom equipment maker Nortel Networks held back returns. In addition, not holding a position in network access and communications provider Research In Motion acted as a drag on relative performance. The firm's stock posted strong returns for the period and was one of the benchmark's network and telecom holdings.

While no particular holdings in the telephone services or leisure and toys industries were among the series' top detractors, our overall stock selection in these areas had a negative impact on performance.

Among the series' Internet holdings, our underweighted position in portal provider Yahoo! detracted the most from relative returns.

Additional holdings that held back series' returns included communications chip manufacturer Agere Systems, passive electronic component maker Vishay Intertechnology, integration solutions supplier Ascential Software, and data management software provider VERITAS Software. We sold Agere Systems and Ascential Software out of the series by period-end.

NOTE TO CONTRACT OWNERS: EFFECTIVE APRIL 1, 2004, DANIEL G. SCHERMAN ASSUMED PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE SERIES.

VALUE SERIES

For the six months ended June 30, 2004, the series provided a total return of 3.60% for Initial Class shares and 3.46% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 3.94% over the same period for the series' benchmark, the Russell 1000 Value Index (the Russell Index). The Russell Index measures the performance of large-cap U.S. value stocks. Over the same period, the average equity income fund tracked by Lipper Inc., an independent firm that reports fund performance, returned 3.16%.

DETRACTORS FROM PERFORMANCE

Our stock selection in the leisure, financial services, and transportation sectors proved to be the principal detractor from relative performance.

In the leisure area, our positions in media conglomerate Viacom and cable television operator Comcast detracted from performance.

Among transportation stocks, our overweighted position in freight rail carrier Union Pacific held back relative returns.

In financial services, our overweighted positions in southeastern U.S. bank operator SunTrust Banks and asset manager Mellon Financial had negative impacts on series' performance.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the utilities and communications, basic materials, and technology sectors had the largest positive impact on the series' relative performance during the period.

Our overweighted position in the series' top-performing individual stock, energy supplier TXU Corporation, helped drive the series' performance in the utilities and communications sector.

In basic materials, our positions in agrochemical companies Syngenta and Monsanto (two of the portfolio's top individual stock contributors during the period) helped boost series' returns.

In the technology sector, our position in wireless handset manufacturer Motorola added to returns, as we captured much of the significant run-up of the company's stock during the period. We sold Motorola during the period at a profit.

While leisure was the portfolio's most disappointing sector overall during the period, our position in Anglo-Dutch publisher Reed Elsevier made a solid contribution to relative returns.

NOTE TO CONTRACT OWNERS: MS. NURME RETIRED FROM MFS ON MAY 31, 2004. IN ADDITION, EDWARD B. BALDINI JOINED THE PORTFOLIO MANAGEMENT TEAM EFFECTIVE JULY 1, 2004.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REFLECT THE VIEWS OF MFS OR ANY OTHER PERSON IN THE MFS ORGANIZATION. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND MFS DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY MFS PORTFOLIO. REFERENCES TO SPECIFIC SECURITIES ARE NOT RECOMMENDATIONS OF SUCH SECURITIES AND MAY NOT BE REPRESENTATIVE OF ANY MFS PORTFOLIO'S CURRENT OR FUTURE INVESTMENTS.

THE PORTFOLIOS ARE ACTIVELY MANAGED AND CURRENT HOLDINGS MAY BE DIFFERENT.

It is not possible to invest directly in an index.

PERFORMANCE SUMMARY

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Comparative benchmark results are average annual returns. Periods less than one year are actual, not annualized. (See Notes to Performance Summary.)

VISIT sunlife-usa.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, VISIT sunlife-usa.com.

                   TOTAL RATES OF RETURN THROUGH JUNE 30, 2004

CAPITAL OPPORTUNITIES SERIES(1)

Initial Class

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                       +3.64%    +16.52%    -20.67%     -17.50%     +74.00%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +16.52%     -7.43%      -3.77%      +7.10%
--------------------------------------------------------------------------------------------------

Service Class

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                       +3.44%    +16.23%    -21.29%     -18.13%     +72.65%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +16.23%     -7.67%      -3.92%      +7.00%
--------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Average multi-cap core fund+                  +3.38%    +19.60%     +0.07%      +0.89%      +7.62%
--------------------------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                                  +3.44%    +19.10%     -0.69%      -2.20%      +8.49%
--------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 3, 1996, through June 30, 2004. Index information is from June 1, 1996.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance.
#  Source: Standard & Poor's Micropal, Inc.

CORE EQUITY SERIES(1)

Initial Class

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                       +4.30%    +18.75%     +1.86%      -4.06%     +40.22%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +18.75%     +0.61%      -0.82%      +4.85%
--------------------------------------------------------------------------------------------------

Service Class

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                       +4.10%    +18.26%     +1.04%      -4.82%     +39.10%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +18.26%     +0.35%      -0.98%      +4.73%
--------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Average large-cap core fund+                  +1.98%    +16.07%     -2.89%      -3.23%      +5.03%
--------------------------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                                  +3.44%    +19.10%     -0.69%      -2.20%      +6.63%
--------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 13, 1997, through June 30, 2004. Index information is from May 1, 1997.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

INTERNATIONAL GROWTH SERIES(1),(2)

Initial Class

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                       +4.46%    +32.42%    +17.95%     +28.99%     +31.91%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +32.42%     +5.66%      +5.22%      +3.49%
--------------------------------------------------------------------------------------------------

Service Class

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                       +4.26%    +32.12%    +17.18%     +28.14%     +31.04%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +32.12%     +5.43%      +5.08%      +3.40%
--------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
MSCI EAFE Growth Index#                       +2.72%    +26.80%     +2.06%      -3.02%      +0.84%
--------------------------------------------------------------------------------------------------
MSCI EAFE Index#                              +4.86%    +32.85%     +4.25%      +0.40%      +3.62%
--------------------------------------------------------------------------------------------------
Lipper International
Fund Index+                                   +3.86%    +29.37%     +3.92%      +1.54%      +4.98%
--------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 3, 1996, through June 30, 2004. Index information is from June 1, 1996.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES(1)

Initial Class

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                       +2.74%    +11.99%    -17.77%     -21.28%      +5.43%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +11.99%     -6.32%      -4.67%      +0.86%
--------------------------------------------------------------------------------------------------

Service Class

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                       +2.69%    +11.70%    -18.31%     -21.79%      +4.75%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +11.70%     -6.52%      -4.80%      +0.76%
--------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Average large-cap
growth fund+                                  +2.32%    +15.51%     -4.85%      -5.30%      -0.36%
--------------------------------------------------------------------------------------------------
Russell 1000 Growth Index#                    +2.74%    +17.88%     -3.74%      -6.48%      -1.02%
--------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2004. Index information is from May 1, 1998.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

MID CAP VALUE SERIES(1),(3)

Initial Class

                                                 6 MONTHS    1 YEAR      LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                             +9.46%    +30.70%    +14.65%
--------------------------------------------------------------------------------
Average Annual Total Return                            --     +30.70%     +6.52%
--------------------------------------------------------------------------------

Service Class

                                                 6 MONTHS    1 YEAR      LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                             +9.30%    +30.39%    +14.33%
--------------------------------------------------------------------------------
Average Annual Total Return                            --     +30.39%     +6.38%
--------------------------------------------------------------------------------

Comparative Benchmarks

                                                 6 MONTHS    1 YEAR      LIFE*
--------------------------------------------------------------------------------
Average mid-cap value fund+                         +7.12%    +31.06%     +8.65%
--------------------------------------------------------------------------------
Russell Midcap Value Index#                         +7.17%    +30.81%    +10.43%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 1, 2002, through June 30, 2004. Index information is from May 1, 2002.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

NEW DISCOVERY SERIES(1),(4)

Initial Class

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                       +1.26%    +20.54%    -12.29%     +26.06%     +47.77%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +20.54%     -4.28%      +4.74%      +6.55%
--------------------------------------------------------------------------------------------------

Service Class

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                       +1.11%    +20.28%    -12.97%     +25.08%     +46.62%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +20.28%     -4.52%      +4.58%      +6.42%
--------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Average small-cap
growth fund+                                  +3.34%    +26.99%     -1.11%      +3.20%      +3.07%
--------------------------------------------------------------------------------------------------
Russell 2000 Growth Index#                    +5.68%    +31.55%     -0.22%      -0.45%      -0.13%
--------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2004. Index information is from May 1, 1998.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

RESEARCH INTERNATIONAL SERIES(1),(2)

Initial Class

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                       +5.13%    +30.70%    +14.95%     +30.35%     +37.69%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +30.70%     +4.75%      +5.44%      +5.34%
--------------------------------------------------------------------------------------------------

Service Class

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                       +5.07%    +30.39%    +14.10%     +29.39%     +36.68%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +30.39%     +4.50%      +5.29%      +5.21%
--------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
MSCI EAFE Index#                              +4.86%    +32.85%     +4.25%      +0.40%      +1.63%
--------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2004. Index information is from May 1, 1998.
#  Source: Standard & Poor's Micropal, Inc.

STRATEGIC GROWTH SERIES(1)

Initial Class

                                      6 MONTHS    1 YEAR    3 YEARS     LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                  +0.97%    +13.10%    -19.53%    -25.91%
--------------------------------------------------------------------------------
Average Annual Total Return                 --     +13.10%     -6.99%     -6.22%
--------------------------------------------------------------------------------

Service Class

                                      6 MONTHS    1 YEAR    3 YEARS     LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                  +0.84%    +12.85%    -20.09%    -26.42%
--------------------------------------------------------------------------------
Average Annual Total Return                 --     +12.85%     -7.20%     -6.36%
--------------------------------------------------------------------------------

Comparative Benchmarks

                                      6 MONTHS    1 YEAR    3 YEARS     LIFE*
--------------------------------------------------------------------------------
Average large-cap growth fund+           +2.32%    +15.51%     -4.85%     -6.19%
--------------------------------------------------------------------------------
Russell 1000 Growth Index#               +2.74%    +17.88%     -3.74%     -7.63%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, October 29, 1999, through June 30, 2004. Index information is from November 1, 1999.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

STRATEGIC VALUE SERIES(1),(5)

Initial Class

                                                 6 MONTHS    1 YEAR      LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                             +5.90%    +18.66%     +6.62%
--------------------------------------------------------------------------------
Average Annual Total Return                            --     +18.66%     +3.01%
--------------------------------------------------------------------------------

Service Class

                                                 6 MONTHS    1 YEAR      LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                             +5.81%    +18.46%     +6.17%
--------------------------------------------------------------------------------
Average Annual Total Return                            --     +18.46%     +2.80%
--------------------------------------------------------------------------------

Comparative Benchmarks

                                                 6 MONTHS    1 YEAR      LIFE*
--------------------------------------------------------------------------------
Average multi-cap value fund+                       +4.31%    +21.80%     +5.14%
--------------------------------------------------------------------------------
Russell 1000 Value Index#                           +3.94%    +21.13%     +6.05%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 1, 2002, through June 30, 2004. Index information is from May 1, 2002.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

TECHNOLOGY SERIES(1),(4),(6),(7)

Initial Class

                                      6 MONTHS    1 YEAR    3 YEARS     LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                  +0.98%    +22.12%    -36.31%    -58.59%
--------------------------------------------------------------------------------
Average Annual Total Return                 --     +22.12%    -13.96%    -19.61%
--------------------------------------------------------------------------------

Service Class

                                      6 MONTHS    1 YEAR    3 YEARS     LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                  +0.74%    +21.66%    -36.92%    -58.99%
--------------------------------------------------------------------------------
Average Annual Total Return                 --     +21.66%    -14.24%    -19.81%
--------------------------------------------------------------------------------

Comparative Benchmarks

                                      6 MONTHS    1 YEAR    3 YEARS     LIFE*
--------------------------------------------------------------------------------
Average specialty/miscellaneous fund+    +5.17%    +25.26%     +4.51%     +4.89%
--------------------------------------------------------------------------------
Goldman Sachs Technology Index#          +0.74%    +27.49%     -7.24%    -20.97%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 16, 2000, through June 30, 2004. Index information is from July 1, 2000.
+  Source: Lipper Inc.
#  Source: Bloomberg L.P.

VALUE SERIES(1)

Initial Class

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                       +3.60%    +20.62%     +8.57%     +32.05%     +52.00%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +20.62%     +2.78%      +5.72%      +7.04%
--------------------------------------------------------------------------------------------------

Service Class

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Cumulative Total Return                       +3.46%    +20.32%     +7.82%     +31.13%     +50.94%
--------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +20.32%     +2.54%      +5.57%      +6.92%
--------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                           6 MONTHS    1 YEAR    3 YEARS     5 YEARS       LIFE*
--------------------------------------------------------------------------------------------------
Average equity income fund+                   +3.16%    +18.27%     +1.59%      +1.56%      +3.22%
--------------------------------------------------------------------------------------------------
Russell 1000 Value Index#                     +3.94%    +21.13%     +2.97%      +1.87%      +4.00%
--------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2004. Index information is from May 1, 1998.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, except for Mid Cap Value Series and Strategic Value Series, whose Service Class shares have an inception date of May 1, 2002, have no sales charge and carry a 0.25% annual 12b-1 fee. Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower had Service Class shares been outstanding for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the series' performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of dividends and capital gains.

KEY RISK CONSIDERATIONS

(1) Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

(2) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

(3) Investing in mid-sized companies is riskier than investing in more established companies.

(4) Investing in small and/or emerging growth companies is riskier than investing in more established companies.

(5) Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

(6) The portfolio focuses on companies in a limited number of sectors making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors than a portfolio that invests more broadly.

(7) When concentrating on one issuer, the portfolio is sensitive to changes in the value of these securities.

     These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
CAPITAL OPPORTUNITIES SERIES

ISSUER                                                   SHARES             VALUE
STOCKS -- 99.5%
U.S. STOCKS -- 91.9%
AEROSPACE -- 1.4%
Lockheed Martin Corp.                                         75,880   $     3,951,830
                                                                       ---------------
AIRLINES -- 0.4%
Southwest Airlines Co.                                        72,030   $     1,207,943
                                                                       ---------------
APPAREL MANUFACTURERS -- 0.5%
Reebok International Ltd.                                     34,500   $     1,241,310
                                                                       ---------------
BANKS & CREDIT COMPANIES -- 8.2%
American Express Co.                                          47,000   $     2,414,860
Bank of America Corp.                                         39,044         3,303,903
Citigroup, Inc.                                              113,568         5,280,912
Freddie Mac                                                   52,400         3,316,920
MBNA Corp.                                                    54,500         1,405,555
Mellon Financial Corp.                                       133,630         3,919,368
Northern Trust Corp.                                          14,400           608,832
PNC Financial Services Group, Inc.                            40,670         2,158,764
                                                                       ---------------
                                                                       $    22,409,114
                                                                       ---------------
BIOTECHNOLOGY -- 1.9%
Amgen, Inc.*                                                  36,150   $     1,972,706
Genzyme Corp.*                                                34,991         1,656,124
Gilead Sciences, Inc.*                                        24,530         1,643,510
                                                                       ---------------
                                                                       $     5,272,340
                                                                       ---------------
BROADCAST & CABLE TV -- 3.8%
Comcast Corp., "Special A"*                                  192,570   $     5,316,858
Cox Communications, Inc., "A"^*                               45,290         1,258,609
Cox Radio, Inc., "A"*                                         16,100           279,818
EchoStar Communications Corp., "A"*                           15,431           474,503
Entercom Communications Corp., "A"*                            9,140           340,922
Time Warner, Inc.*                                            42,530           747,677
Univision Communications, Inc., "A"*                          29,130           930,121
Westwood One, Inc.^*                                          37,180           884,884
                                                                       ---------------
                                                                       $    10,233,392
                                                                       ---------------
BROKERAGE & ASSET MANAGERS -- 1.3%
Goldman Sachs Group, Inc.                                      7,700   $       725,032
Merrill Lynch & Co., Inc.                                     52,060         2,810,199
                                                                       ---------------
                                                                       $     3,535,231
                                                                       ---------------
BUSINESS SERVICES -- 0.7%
Fiserv, Inc.*                                                 18,900   $       735,021
Getty Images, Inc.^*                                           9,710           582,600
Monster Worldwide, Inc.*                                      18,400           473,248
                                                                       ---------------
                                                                       $     1,790,869
                                                                       ---------------
CHEMICALS -- 1.1%
E.I. du Pont de Nemours & Co.                                 38,030   $     1,689,293
Lyondell Chemical Co.^                                        80,980         1,408,242
                                                                       ---------------
                                                                       $     3,097,535
                                                                       ---------------
COMPUTER SOFTWARE -- 8.9%
Akamai Technologies, Inc.^*                                   18,450   $       331,178
Ascential Software Corp.*                                     24,400           390,156
BEA Systems, Inc.*                                            30,030           246,847
Computer Associates International, Inc.                       92,700         2,601,162
Manhattan Associates, Inc.^*                                   8,480           261,862
Mercury Interactive Corp.*                                    26,270         1,309,034
Microsoft Corp.                                              406,160        11,599,929
Network Associates, Inc.*                                     80,440         1,458,377
Oracle Corp.*                                                116,566         1,390,632
Red Hat, Inc.^*                                               45,300         1,040,541
Symantec Corp.*                                               36,000         1,576,080
VERITAS Software Corp.*                                       76,000         2,105,200
                                                                       ---------------
                                                                       $    24,310,998
                                                                       ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.9%
International Business Machines Corp.                         27,480   $     2,422,362
                                                                       ---------------
CONSUMER GOODS & SERVICES -- 1.8%
Avon Products, Inc.                                           25,840   $     1,192,258
Career Education Corp.*                                        4,900           223,244
Newell Rubbermaid, Inc.                                      143,900         3,381,650
                                                                       ---------------
                                                                       $     4,797,152
                                                                       ---------------
CONTAINERS -- 1.6%
Owens-Illinois, Inc.*                                        191,870   $     3,215,741
Smurfit-Stone Container Corp.*                                57,960         1,156,302
                                                                       ---------------
                                                                       $     4,372,043
                                                                       ---------------
ELECTRICAL EQUIPMENT -- 5.7%
Cooper Industries Ltd., "A"                                   14,200   $       843,622
Danaher Corp.                                                 14,220           737,307
Emerson Electric Co.                                          19,380         1,231,599
General Electric Co.                                         195,880         6,346,512
Molex, Inc.^                                                  24,150           774,732
Tyco International Ltd.                                      164,112         5,438,672
                                                                       ---------------
                                                                       $    15,372,444
                                                                       ---------------
ELECTRONICS -- 3.5%
Amphenol Corp., "A"*                                          10,800   $       359,856
Analog Devices, Inc.                                          42,000         1,977,360
Applied Materials, Inc.*                                      38,500           755,370
Linear Technology Corp.                                       23,990           946,885
Maxim Integrated Products, Inc.^                              14,500           760,090
Novellus Systems, Inc.*                                       24,890           782,542
NVIDIA Corp.*                                                 14,700           301,350
PMC-Sierra, Inc.^*                                            89,850         1,289,348
Texas Instruments, Inc.                                       39,410           952,934
Xilinx, Inc.                                                  44,780         1,491,622
                                                                       ---------------
                                                                       $     9,617,357
                                                                       ---------------
ENERGY -- INDEPENDENT -- 1.2%
Devon Energy Corp.                                            36,490   $     2,408,340
Newfield Exploration Co.*                                     15,110           842,231
                                                                       ---------------
                                                                       $     3,250,571
                                                                       ---------------
ENTERTAINMENT -- 4.1%
Clear Channel Communications, Inc.                            26,660   $       985,087
Viacom, Inc., "B"                                            185,910         6,640,705
Walt Disney Co.                                              140,170         3,572,933
                                                                       ---------------
                                                                       $    11,198,725
                                                                       ---------------
FOOD & DRUG STORES -- 1.5%
CVS Corp.                                                     33,500   $     1,407,670
Kroger Co.*                                                   39,290           715,078
Rite Aid Corp.*                                              374,400         1,954,368
                                                                       ---------------
                                                                       $     4,077,116
                                                                       ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 1.4%
General Mills, Inc.                                           58,080   $     2,760,542
PepsiCo, Inc.                                                 19,980         1,076,522
                                                                       ---------------
                                                                       $     3,837,064
                                                                       ---------------
FOREST & PAPER PRODUCTS -- 0.5%
Bowater, Inc.^                                                29,740   $     1,236,887
                                                                       ---------------
GAMING & LODGING -- 1.0%
Carnival Corp.                                                41,100   $     1,931,700
Royal Caribbean Cruises Ltd.^                                 19,500           846,495
                                                                       ---------------
                                                                       $     2,778,195
                                                                       ---------------
GENERAL MERCHANDISE -- 2.2%
Kohl's Corp.*                                                 48,440   $     2,048,043
Target Corp.                                                  47,510         2,017,750
Wal-Mart Stores, Inc.                                         36,450         1,923,102
                                                                       ---------------
                                                                       $     5,988,895
                                                                       ---------------
INSURANCE -- 4.3%
Allstate Corp.                                                67,100   $     3,123,505
American International Group, Inc.                            43,050         3,068,604

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
U.S. STOCKS -- continued
INSURANCE -- continued
Conseco, Inc.*                                                94,600   $     1,882,540
Hartford Financial Services Group, Inc.                       51,080         3,511,239
                                                                       ---------------
                                                                       $    11,585,888
                                                                       ---------------
INTERNET -- 0.8%
eBay, Inc.*                                                    7,900   $       726,405
InterActiveCorp^*                                             47,670         1,436,774
                                                                       ---------------
                                                                       $     2,163,179
                                                                       ---------------
LEISURE & TOYS -- 0.2%
Mattel, Inc.                                                  30,100   $       549,325
                                                                       ---------------
MACHINERY & TOOLS -- 0.6%
Eaton Corp.                                                    4,900   $       317,226
Illinois Tool Works, Inc.                                      8,360           801,640
Parker Hannifin Corp.                                          8,600           511,356
                                                                       ---------------
                                                                       $     1,630,222
                                                                       ---------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 1.8%
Apria Healthcare Group, Inc.^*                                21,710   $       623,077
HCA, Inc.                                                     19,600           815,164
Lincare Holdings, Inc.*                                       28,190           926,323
Tenet Healthcare Corp.*                                      187,020         2,507,938
                                                                       ---------------
                                                                       $     4,872,502
                                                                       ---------------
MEDICAL EQUIPMENT -- 0.9%
Medtronic, Inc.                                               36,470   $     1,776,818
Waters Corp.*                                                 11,500           549,470
                                                                       ---------------
                                                                       $     2,326,288
                                                                       ---------------
OIL SERVICES -- 5.1%
BJ Services Co.*                                              45,900   $     2,104,056
Cooper Cameron Corp.*                                         47,950         2,335,165
GlobalSantaFe Corp.                                          155,158         4,111,687
Noble Corp.*                                                  93,010         3,524,149
Schlumberger Ltd.                                             27,650         1,756,052
                                                                       ---------------
                                                                       $    13,831,109
                                                                       ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 1.3%
Dell, Inc.*                                                   74,610   $     2,672,530
Network Appliance, Inc.^*                                     34,800           749,244
                                                                       ---------------
                                                                       $     3,421,774
                                                                       ---------------
PHARMACEUTICALS -- 10.8%
Abbott Laboratories                                           83,650   $     3,409,574
Eli Lilly & Co.                                               33,000         2,307,030
Johnson & Johnson                                            183,170        10,202,569
Merck & Co., Inc.                                             90,430         4,295,425
Pfizer, Inc.                                                  84,675         2,902,659
Wyeth                                                        174,491         6,309,595
                                                                       ---------------
                                                                       $    29,426,852
                                                                       ---------------
PRINTING & PUBLISHING -- 0.1%
Lamar Advertising Co., "A"*                                    4,060   $       176,001
                                                                       ---------------
RESTAURANTS -- 0.2%
Outback Steakhouse, Inc.                                      15,360   $       635,290
                                                                       ---------------
SPECIALTY STORES -- 1.7%
Best Buy Co., Inc.                                            12,600   $       639,324
Circuit City Stores, Inc.^                                    23,300           301,735
Home Depot, Inc.                                              49,410         1,739,232
Hot Topic, Inc.^*                                             28,700           588,063
Pacific Sunwear of California, Inc.^*                         27,400           536,218
Staples, Inc.                                                 24,120           706,957
                                                                       ---------------
                                                                       $     4,511,529
                                                                       ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.3%
Andrew Corp.^*                                                46,200   $       924,462
                                                                       ---------------
TELECOMMUNICATIONS -- WIRELINE -- 3.1%
ADTRAN, Inc.^                                                 23,100   $       770,847
Cisco Systems, Inc.*                                         197,610         4,683,357
Comverse Technology, Inc.*                                    54,900   $     1,094,706
Corning, Inc.*                                                82,000         1,070,920
Foundry Networks, Inc.^*                                      36,430           512,570
Lucent Technologies, Inc.^*                                   60,800           229,824
                                                                       ---------------
                                                                       $     8,362,224
                                                                       ---------------
TELEPHONE SERVICES -- 4.5%
Sprint FON Group                                             360,530   $     6,345,328
Verizon Communications, Inc.                                 159,520         5,773,029
                                                                       ---------------
                                                                       $    12,118,357
                                                                       ---------------
TRUCKING -- 0.9%
FedEx Corp.                                                   15,850   $     1,294,787
United Parcel Service, Inc., "B"                              15,900         1,195,203
                                                                       ---------------
                                                                       $     2,489,990
                                                                       ---------------
UTILITIES -- ELECTRIC POWER -- 1.7%
Calpine Corp.*                                               621,000   $     2,682,720
TXU Corp.^                                                    48,540         1,966,355
                                                                       ---------------
                                                                       $     4,649,075
                                                                       ---------------
    Total U.S. Stocks                                                  $   249,673,440
                                                                       ---------------
FOREIGN STOCKS -- 7.6%
AUSTRALIA -- 0.5%
News Corp. Ltd. Preferred, ADR
  (Broadcast & Cable TV)                                      43,300   $     1,423,704
                                                                       ---------------
BERMUDA -- 0.6%
Accenture Ltd., "A" (Business Services)*                      27,800   $       763,944
Ace Ltd. (Insurance)                                           7,840           331,475
Marvell Technology Group Ltd.
  (Electronics)*                                              25,200           672,840
                                                                       ---------------
                                                                       $     1,768,259
                                                                       ---------------
BRAZIL -- 0.9%
Companhia Vale do Rio Doce, ADR
  (Metals & Mining)^                                          53,900   $     2,562,945
                                                                       ---------------
CANADA -- 2.0%
Magna International, Inc., "A" (Automotive)                   17,400   $     1,481,958
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                          772,830         3,856,422
                                                                       ---------------
                                                                       $     5,338,380
                                                                       ---------------
FINLAND -- 1.3%
Nokia Corp., ADR
  (Telecommunications -- Wireless)                           244,350   $     3,552,849
                                                                       ---------------
IRELAND -- 0.4%
Elan Corp. PLC, ADR
  (Pharmaceuticals)^*                                         39,200   $       969,808
                                                                       ---------------
SOUTH KOREA -- 0.1%
Samsung Electronics Co. Ltd., GDR
  (Electronics)                                                1,600   $       329,200
                                                                       ---------------
SWEDEN -- 0.5%
Telefonaktiebolaget LM Ericsson, ADR
  (Telecommunications -- Wireline)^*                          43,300   $     1,295,536
                                                                       ---------------
UNITED KINGDOM -- 1.3%
Amdocs Ltd. (Computer Software)*                              34,000   $       796,620
Vodafone Group PLC, ADR
  (Telecommunications -- Wireless)                           123,948         2,739,251
                                                                       ---------------
                                                                       $     3,535,871
                                                                       ---------------
    Total Foreign Stocks                                               $    20,776,552
                                                                       ---------------
    Total Stocks (Identified Cost, $245,572,277)                       $   270,449,992
                                                                       ---------------

                                                       PAR AMOUNT
ISSUER                                                (000 OMITTED)         VALUE
REPURCHASE AGREEMENT -- 0.8%
Morgan Stanley Repurchase Agreement, 1.50%, dated
  6/30/04, due 7/01/04, total to be received
  $2,144,089 (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly traded
  account), at Cost                                  $         2,144   $     2,144,000
                                                                       ---------------

                                                         SHARES
COLLATERAL FOR SECURITIES LOANED -- 6.0%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                             16,412,919   $    16,412,919
                                                                       ---------------
    Total Investments
      (Identified Cost, $264,129,196)                                  $   289,006,911
                                                                       ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (6.3)%                                               (17,174,814)
                                                                       ---------------
    Net Assets -- 100.0%                                               $   271,832,097
                                                                       ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
CORE EQUITY SERIES

ISSUER                                                   SHARES             VALUE
STOCKS -- 97.2%
U.S. STOCKS -- 89.2%
AEROSPACE -- 2.0%
Lockheed Martin Corp.                                         33,920   $     1,766,554
                                                                       ---------------
ALCOHOLIC BEVERAGES -- 0.9%
Anheuser-Busch Cos., Inc.                                     15,360   $       829,440
                                                                       ---------------
APPAREL MANUFACTURERS -- 0.3%
K-Swiss, Inc., "A"^                                           11,200   $       226,352
                                                                       ---------------
AUTOMOTIVE -- 0.5%
Harley-Davidson, Inc.                                          4,800   $       297,312
Hayes Lemmerz International, Inc.*                             6,200            93,620
TRW Automotive Holdings Corp.*                                 4,100            77,285
                                                                       ---------------
                                                                       $       468,217
                                                                       ---------------
BANKS & CREDIT COMPANIES -- 10.5%
American Express Co.                                           8,820   $       453,172
Bank of America Corp.                                         23,984         2,029,526
BANK ONE Corp.                                                13,520           689,520
Banknorth Group, Inc.^                                         9,800           318,304
Citigroup, Inc.                                               53,362         2,481,333
Freddie Mac                                                   10,400           658,320
MBNA Corp.                                                    22,100           569,959
Mellon Financial Corp.                                         7,470           219,095
PNC Financial Services Group, Inc.                            14,500           769,660
SunTrust Banks, Inc.                                          16,530         1,074,285
                                                                       ---------------
                                                                       $     9,263,174
                                                                       ---------------
BIOTECHNOLOGY -- 2.1%
Genzyme Corp.*                                                19,400   $       918,202
Gilead Sciences, Inc.*                                         7,300           489,100
MedImmune, Inc.*                                              17,500           409,500
                                                                       ---------------
                                                                       $     1,816,802
                                                                       ---------------
BROADCAST & CABLE TV -- 2.2%
ADVO, Inc.                                                     6,900   $       227,148
Citadel Broadcasting Corp.*                                   11,300           164,641
Comcast Corp., "A"*                                           20,000           560,600
EchoStar Communications Corp., "A"*                           25,450           782,588
R.H. Donnelley Corp.^*                                         5,000           218,700
                                                                       ---------------
                                                                       $     1,953,677
                                                                       ---------------
BROKERAGE & ASSET MANAGERS -- 3.5%
E*TRADE Financial Corp.*                                      23,500   $       262,025
Friedman, Billings, Ramsey
  Group, Inc., "A"^                                           17,300           342,367
Janus Capital Group, Inc.                                     13,400           220,966
Knight Trading Group, Inc.^*                                  36,000           360,720
Legg Mason, Inc.                                               7,300           664,373
Lehman Brothers Holdings, Inc.                                 5,200           391,300
Merrill Lynch & Co., Inc.                                     15,250           823,195
                                                                       ---------------
                                                                       $     3,064,946
                                                                       ---------------
BUSINESS SERVICES -- 0.8%
DST Systems, Inc.*                                             3,570   $       171,681
Fiserv, Inc.*                                                 10,600           412,234
Getty Images, Inc.*                                            2,400           144,000
                                                                       ---------------
                                                                       $       727,915
                                                                       ---------------
CHEMICALS -- 1.9%
E.I. du Pont de Nemours & Co.                                  4,500   $       199,890
Lyondell Chemical Co.^                                        64,000         1,112,960
Monsanto Co.                                                   9,900           381,150
                                                                       ---------------
                                                                       $     1,694,000
                                                                       ---------------
COMPUTER SOFTWARE -- 4.1%
Computer Associates International, Inc.                       20,900   $       586,454
Manhattan Associates, Inc.^*                                  14,800           457,024
Microsoft Corp.                                               38,430         1,097,561
Red Hat, Inc.*                                                19,600           450,212
SupportSoft, Inc.*                                            32,500           282,100
Symantec Corp.*                                               18,000           788,040
                                                                       ---------------
                                                                       $     3,661,391
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
U.S. STOCKS -- continued
CONSTRUCTION -- 0.4%
Eagle Materials, Inc.^                                         5,100   $       362,202
                                                                       ---------------
CONSUMER GOODS & SERVICES -- 3.2%
Career Education Corp.*                                        5,460   $       248,758
Colgate-Palmolive Co.                                         14,200           829,990
Corinthian Colleges, Inc.*                                     7,800           192,972
Kimberly-Clark Corp.                                           5,400           355,752
Playtex Products, Inc.*                                       59,300           463,726
Procter & Gamble Co.                                          13,340           726,230
                                                                       ---------------
                                                                       $     2,817,428
                                                                       ---------------
CONTAINERS -- 0.8%
Smurfit-Stone Container Corp.*                                34,030   $       678,899
                                                                       ---------------
ELECTRICAL EQUIPMENT -- 4.4%
American Standard Cos., Inc.*                                  1,410   $        56,837
Artesyn Technologies, Inc.^*                                  22,900           206,100
General Electric Co.                                          87,490         2,834,676
Tyco International Ltd.                                       25,220           835,791
                                                                       ---------------
                                                                       $     3,933,404
                                                                       ---------------
ELECTRONICS -- 2.7%
Cymer, Inc.^*                                                  9,600   $       359,424
Integrated Circuit Systems, Inc.*                             53,100         1,442,196
Novellus Systems, Inc.*                                        5,970           187,697
PMC-Sierra, Inc.*                                             30,300           434,805
                                                                       ---------------
                                                                       $     2,424,122
                                                                       ---------------
ENERGY -- INDEPENDENT -- 0.6%
Unocal Corp.                                                  14,800   $       562,400
                                                                       ---------------
ENERGY -- INTEGRATED -- 2.6%
Amerada Hess Corp.                                             5,700   $       451,383
Exxon Mobil Corp.                                             41,046         1,822,853
                                                                       ---------------
                                                                       $     2,274,236
                                                                       ---------------
ENTERTAINMENT -- 1.2%
Clear Channel Communications, Inc.                            16,820   $       621,499
Walt Disney Co.                                               18,700           476,663
                                                                       ---------------
                                                                       $     1,098,162
                                                                       ---------------
FOOD & DRUG STORES -- 1.1%
CVS Corp.                                                     13,700   $       575,674
Rite Aid Corp.*                                               69,500           362,790
                                                                       ---------------
                                                                       $       938,464
                                                                       ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 1.8%
Chiquita Brands International, Inc.^*                          6,100   $       127,612
General Mills, Inc.                                            7,100           337,463
PepsiCo, Inc.                                                 21,457         1,156,103
                                                                       ---------------
                                                                       $     1,621,178
                                                                       ---------------
FURNITURE & APPLIANCES -- 0.2%
Furniture Brands International, Inc.                           6,400   $       160,320
                                                                       ---------------
GAMING & LODGING -- 0.7%
Carnival Corp.                                                 5,700   $       267,900
WMS Industries, Inc.^*                                        11,500           342,700
                                                                       ---------------
                                                                       $       610,600
                                                                       ---------------
GENERAL MERCHANDISE -- 4.1%
Kohl's Corp.*                                                 46,800   $     1,978,704
Target Corp.                                                  39,100         1,660,577
                                                                       ---------------
                                                                       $     3,639,281
                                                                       ---------------
INSURANCE -- 3.5%
American International Group, Inc.                            29,500   $     2,102,760
Hartford Financial Services Group, Inc.                        5,900           405,566
MetLife, Inc.                                                 17,380           623,073
                                                                       ---------------
                                                                       $     3,131,399
                                                                       ---------------
INTERNET -- 1.0%
Digital River, Inc.*                                          19,200   $       626,496
eBay, Inc.*                                                    2,600           239,070
                                                                       ---------------
                                                                       $       865,566
                                                                       ---------------
LEISURE & TOYS -- 0.3%
Electronic Arts, Inc.*                                         1,800   $        98,190
Hasbro, Inc.                                                   3,600            68,400
Mattel, Inc.                                                   4,300            78,475
                                                                       ---------------
                                                                       $       245,065
                                                                       ---------------
MACHINERY & TOOLS -- 0.8%
Caterpillar, Inc.                                              3,300   $       262,152
Cummins, Inc.^                                                 2,500           156,250
Deere & Co.                                                    2,310           162,023
Eaton Corp.                                                    1,900           123,006
                                                                       ---------------
                                                                       $       703,431
                                                                       ---------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 2.2%
Apria Healthcare Group, Inc.*                                  1,500   $        43,050
HCA, Inc.                                                     13,500           561,465
Lincare Holdings, Inc.*                                        1,900            62,434
Omnicell, Inc.^*                                              17,000           248,370
Tenet Healthcare Corp.*                                       78,700         1,055,367
                                                                       ---------------
                                                                       $     1,970,686
                                                                       ---------------
MEDICAL EQUIPMENT -- 2.2%
Aspect Medical Systems, Inc.^*                                27,740   $       512,358
Cyberonics, Inc.^*                                            10,700           356,952
Guidant Corp.                                                 19,100         1,067,308
                                                                       ---------------
                                                                       $     1,936,618
                                                                       ---------------
NATURAL GAS -- DISTRIBUTION -- 0.6%
NiSource, Inc.                                                18,000   $       371,160
Southern Union Co.                                             9,400           198,152
                                                                       ---------------
                                                                       $       569,312
                                                                       ---------------
OIL SERVICES -- 0.9%
GlobalSantaFe Corp.                                            8,832   $       234,048
Halliburton Co.                                                4,600           139,196
Noble Corp.*                                                   4,100           155,349
Smith International, Inc.*                                     4,340           241,998
                                                                       ---------------
                                                                       $       770,591
                                                                       ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 3.5%
Apple Computer, Inc.*                                         10,300   $       335,162
CDW Corp.                                                      5,200           331,552
Dell, Inc.*                                                   41,780         1,496,560
Lexmark International, Inc., "A"*                              8,800           849,464
Solectron Corp.*                                              14,750            95,433
                                                                       ---------------
                                                                       $     3,108,171
                                                                       ---------------
PHARMACEUTICALS -- 6.9%
Abbott Laboratories                                           37,960   $     1,547,250
Johnson & Johnson                                             54,300         3,024,505
Wyeth                                                         41,600         1,504,256
                                                                       ---------------
                                                                       $     6,076,011
                                                                       ---------------
POLLUTION CONTROL -- 0.2%
Waste Management, Inc.                                         5,530   $       169,495
                                                                       ---------------
PRINTING & PUBLISHING -- 0.1%
Lamar Advertising Co., "A"*                                    2,560   $       110,976
                                                                       ---------------
RAILROADS -- 0.4%
Union Pacific Corp.                                            5,410   $       321,625
                                                                       ---------------
REAL ESTATE -- 0.3%
American Financial Realty Trust                               10,250   $       146,473
Boston Properties, Inc.                                        3,200           160,256
                                                                       ---------------
                                                                       $       306,729
                                                                       ---------------
RESTAURANTS -- 0.5%
YUM! Brands, Inc.*                                            11,100   $       413,142
                                                                       ---------------
SPECIALTY CHEMICALS -- 0.8%
Delta & Pine Land Co.                                          3,400   $        74,630
Georgia Gulf Corp.^                                           18,670           669,506
                                                                       ---------------
                                                                       $       744,136
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
U.S. STOCKS -- continued
SPECIALTY STORES -- 1.0%
Circuit City Stores, Inc.                                     41,900   $       542,605
Hot Topic, Inc.*                                              16,370           335,421
                                                                       ---------------
                                                                       $       878,026
                                                                       ---------------
TELECOMMUNICATIONS -- WIRELESS -- 1.8%
Andrew Corp.*                                                 37,500   $       750,375
Arch Wireless, Inc.^*                                          9,000           256,410
SpectraSite, Inc.*                                            12,790           552,784
                                                                       ---------------
                                                                       $     1,559,569
                                                                       ---------------
TELECOMMUNICATIONS -- WIRELINE -- 2.0%
ADTRAN, Inc.                                                  11,460   $       382,420
At Road, Inc.^*                                               10,600            81,090
Blue Coat Systems, Inc.^*                                     10,700           358,343
Cisco Systems, Inc.*                                          10,170           241,029
Harmonic, Inc.^*                                              34,300           292,236
Powerwave Technologies, Inc.^*                                56,000           431,200
                                                                       ---------------
                                                                       $     1,786,318
                                                                       ---------------
TELEPHONE SERVICES -- 1.8%
IDT Corp., "B"^*                                              18,000   $       331,920
Sprint FON Group                                              70,580         1,242,208
                                                                       ---------------
                                                                       $     1,574,128
                                                                       ---------------
TOBACCO -- 1.8%
Altria Group, Inc.                                            31,880   $     1,595,594
                                                                       ---------------
TRUCKING -- 1.2%
United Parcel Service, Inc., "B"                               8,810   $       662,248
Werner Enterprises, Inc.                                      19,750           416,725
                                                                       ---------------
                                                                       $     1,078,973
                                                                       ---------------
UTILITIES -- ELECTRIC POWER -- 2.8%
Ameren Corp.                                                   7,460   $       320,482
Dominion Resources, Inc.                                       3,880           244,750
DPL, Inc.                                                     16,900           328,198
PG&E Corp.*                                                   21,240           593,446
PPL Corp.                                                     12,400           569,160
TXU Corp.^                                                    11,000           445,610
                                                                       ---------------
                                                                       $     2,501,646
                                                                       ---------------
    Total U.S. Stocks                                                  $    79,010,371
                                                                       ---------------
FOREIGN STOCKS -- 8.0%
BERMUDA -- 3.6%
Accenture Ltd., "A" (Business Services)*                      23,960   $       658,421
Ace Ltd. (Insurance)                                          23,690         1,001,613
Ingersoll-Rand Co. Ltd., "A"
  (Machinery & Tools)                                          1,500           102,465
Marvell Technology Group Ltd.
  (Electronics)*                                              52,800         1,409,760
                                                                       ---------------
                                                                       $     3,172,259
                                                                       ---------------
BRAZIL -- 0.6%
Companhia Vale do Rio Doce, ADR
  (Metals & Mining)                                           11,000   $       523,050
                                                                       ---------------
CANADA -- 1.4%
CoolBrands International, Inc. (Food &
  Non-Alcoholic Beverages)*                                   13,700   $       223,803
EnCana Corp. (Energy -- Independent)                          13,500           580,240
Hydrogenics Corp. (Automotive)^*                              15,400            75,152
Magna International, Inc., "A"
  (Automotive)                                                 3,700           315,129
                                                                       ---------------
                                                                       $     1,194,324
                                                                       ---------------
HONG KONG -- 0.1%
Radica Games Ltd. (Gaming & Lodging)                           6,900   $        60,789
                                                                       ---------------
ISRAEL -- 0.5%
PowerDsine Ltd. (Electronics)*                                40,100   $       484,809
                                                                       ---------------
SINGAPORE -- 0.1%
Flextronics International Ltd. (Personal
  Computers & Peripherals)*                                    7,520   $       119,944
                                                                       ---------------
UNITED KINGDOM -- 1.7%
BP PLC (Energy -- Integrated)*                               122,400   $     1,080,649
Vodafone Group PLC, ADR
  (Telecommunications -- Wireless)                            21,093           466,155
                                                                       ---------------
                                                                       $     1,546,804
                                                                       ---------------
    Total Foreign Stocks                                               $     7,101,979
                                                                       ---------------
    Total Stocks (Identified Cost, $77,478,251)                        $    86,112,350
                                                                       ---------------

                                                       PAR AMOUNT
                                                      (000 OMITTED)
REPURCHASE AGREEMENT -- 3.0%
Morgan Stanley Repurchase Agreement, 1.50%, dated
  6/30/04, due 7/01/04, total to be received
  $2,699,112 (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly traded
  account), at Cost                                  $         2,699   $     2,699,000
                                                                       ---------------

                                                         SHARES
COLLATERAL FOR SECURITIES LOANED -- 8.2%
Navigator Securities Lending Prime Portfolio, at
  Cost and Net Asset Value                                 7,282,322   $     7,282,322
                                                                       ---------------
    Total Investments
      (Identified Cost, $87,459,573)                                   $    96,093,672
                                                                       ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (8.4)%                                                (7,465,721)
                                                                       ---------------
    Net Assets -- 100.0%                                               $    88,627,951
                                                                       ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
INTERNATIONAL GROWTH SERIES

ISSUER                                                   SHARES             VALUE
STOCKS -- 98.5%
FOREIGN STOCKS -- 97.5%
AUSTRALIA -- 3.2%
BHP Billiton Ltd. (Metals & Mining)                          132,530   $     1,154,284
News Corp. Ltd. (Broadcast & Cable TV)^                      176,496         1,555,612
QBE Insurance Group Ltd. (Insurance)^                        142,584         1,268,610
                                                                       ---------------
                                                                       $     3,978,506
                                                                       ---------------
AUSTRIA -- 1.1%
Erste Bank der oesterreichischen
  Sparkassen AG (Banks & Credit
  Companies)                                                   8,730   $     1,372,851
                                                                       ---------------
BERMUDA -- 0.6%
ESPRIT Holdings Ltd. (Specialty Stores)                      172,500   $       771,857
                                                                       ---------------
BRAZIL -- 1.0%
Anacruz Celulose S.A., ADR (Forest &
  Paper Products)                                             20,340   $       664,304
Companhia Vale do Rio Doce, ADR
  (Metals & Mining)                                           13,190           627,185
                                                                       ---------------
                                                                       $     1,291,489
                                                                       ---------------
CANADA -- 2.4%
CoolBrands International, Inc.
  (Food & Non-Alcoholic Beverages)*                           28,160   $       460,021
EnCana Corp. (Energy -- Independent)                          20,060           862,194
Research In Motion Ltd.
  (Telecommunications -- Wireline)*                           14,800         1,012,912
Talisman Energy, Inc.
  (Energy -- Independent)                                     32,790           711,763
                                                                       ---------------
                                                                       $     3,046,890
                                                                       ---------------
CHINA -- 0.9%
Huaneng Power International, Inc.
  (Utilities -- Electric Power)                            1,328,000   $     1,183,328
                                                                       ---------------
CROATIA -- 0.4%
PLIVA D.D., GDR (Pharmaceuticals)                             29,590   $       439,412
                                                                       ---------------
FRANCE -- 3.7%
AXA (Insurance)^                                              48,620   $     1,071,954
L'Air Liquide S.A. (Specialty Chemicals)                       7,813         1,293,362
Neopost S.A. (Machinery & Tools)                              10,400           615,423
Renault S.A. (Automotive)^                                     8,410           641,288
Sanofi-Synthelabo (Pharmaceuticals)^                          15,740           998,907
                                                                       ---------------
                                                                       $     4,620,934
                                                                       ---------------
GERMANY -- 1.2%
Bayerische Motoren Werke AG
  (Automotive)                                                14,610   $       647,256
Porsche AG, Preferred (Automotive)                             1,238           829,479
                                                                       ---------------
                                                                       $     1,476,735
                                                                       ---------------
GREECE -- 0.8%
Coca-Cola Hellenic Bottling Co. S.A.
  (Food & Non-Alcoholic Beverages)                            40,490   $       944,001
                                                                       ---------------
HONG KONG -- 0.7%
China Mengniu Dairy
  (Food & Non-Alcoholic Beverages)*                        1,262,000   $       817,096
                                                                       ---------------
HUNGARY -- 0.8%
OTP Bank Ltd., GDR
  (Banks & Credit Companies)                                  24,520   $     1,011,450
                                                                       ---------------
INDIA -- 1.7%
Bharti Tele-Ventures Ltd.
  (Telephone Services)                                       272,900   $       809,824
Housing Development Finance Corp. Ltd.
  (Banks & Credit Companies)                                  65,420           736,037
State Bank of India
  (Banks & Credit Companies)                                  55,352           549,713
                                                                       ---------------
                                                                       $     2,095,574
                                                                       ---------------
INDONESIA -- 0.9%
Bank Rakyat Indonesia
  (Banks & Credit Companies)*                              6,089,500   $     1,085,213
                                                                       ---------------
IRELAND -- 1.6%
Anglo Irish Bank Corp. PLC
  (Banks & Credit Companies)                                  34,500   $       542,115
DEPFA BANK PLC
  (Banks & Credit Companies)                                  67,400           980,273
Elan Corp. PLC, ADR
  (Pharmaceuticals)*^                                         21,200           524,488
                                                                       ---------------
                                                                       $     2,046,876
                                                                       ---------------
ITALY -- 1.0%
Italcementi S.p.A. (Construction)                             79,300   $       681,963
Riunione Adriatica di Sicurta S.p.A.
  (Insurance)                                                 34,500           626,584
                                                                       ---------------
                                                                       $     1,308,547
                                                                       ---------------
JAPAN -- 16.9%
Aiful Corp. (Banks & Credit Companies)                         9,000   $       937,491
Brother Industries Ltd. (Electronics)                        127,000         1,227,665
Canon, Inc.
  (Personal Computers & Peripherals)^                         30,000         1,577,576
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals)^                                          75,000         1,174,265
Citizen Watch Co. Ltd. (Electronics)^                        117,000         1,322,530
Funai Electric Co. Ltd. (Electronics)                          8,800         1,323,078
Heiwa Corp. (Leisure & Toys)^                                 22,400           354,401
HUNET, Inc. (Real Estate)^                                   120,000           314,966
IBIDEN Co. Ltd. (Electronics)                                 46,300           656,317
Impact 21 Co. Ltd.
  (Apparel Manufacturers)                                     25,700           627,546
Jaccs Co. Ltd.
  (Banks & Credit Companies)                                 120,000           772,600
Kibun Food Chemifa Co. Ltd.
  (Food & Non-Alcoholic Beverages)                            35,000           640,176
Nishimatsuya Chain Co. Ltd.
  (Specialty Stores)^                                         16,600           677,086
Nitto Denko Corp. (Electrical Equipment)                      14,900           760,364
Sanyo Shokai Ltd.
  (Apparel Manufacturers)                                     78,000           506,470
Sekisui Chemical Co. Ltd.
  (Construction)                                             149,000         1,255,009
SOFTBANK CORP. (Business Services)^                           51,700         2,269,514
Stanley Electric Co. Ltd. (Electronics)                       52,700           879,096
Sumitomo Bakelite Co. Ltd.
  (Specialty Chemicals)                                       90,000           628,835
Takefuji Corp.
  (Banks & Credit Companies)^                                  9,350           676,378
Tamron Co. Ltd. (Leisure & Toys)^                             14,000           632,493
Tokyo Gas Co. Ltd.
  (Natural Gas -- Distribution)                              220,000           778,636
Toyota Industries Corp. (Automotive)                          48,000         1,150,121
                                                                       ---------------
                                                                       $    21,142,613
                                                                       ---------------
LUXEMBOURG -- 0.5%
Tenaris S.A., ADR (Oil Services)                              19,800   $       648,450
                                                                       ---------------
MEXICO -- 3.9%
America Movil S.A. de C.V., ADR
  (Telecommunications -- Wireless)                            33,160   $     1,206,029
CEMEX S.A. de C.V., ADR (Construction)                        30,600           890,460
Grupo Elektra S.A. de C.V.
  (Specialty Stores)                                         142,220           841,027
Grupo Financiero Inbursa S.A. de C.V.
  (Banks & Credit Companies)                                 439,120           628,157
Grupo Televisa S.A., ADR
  (Broadcast & Cable TV)                                      30,100         1,362,627
                                                                       ---------------
                                                                       $     4,928,300
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
FOREIGN STOCKS -- continued
NETHERLANDS -- 2.2%
Royal Philips Electronics N.V. (Electronics)                  53,800   $     1,450,262
VNU N.V. (Printing & Publishing)*                             44,913         1,305,892
                                                                       ---------------
                                                                       $     2,756,154
                                                                       ---------------
RUSSIA -- 0.7%
Mobile TeleSystems OJSC, ADR
  (Telephone Services)                                         6,900   $       841,804
                                                                       ---------------
SOUTH KOREA -- 2.1%
Hanaro Telecom, Inc. (Telephone Services)                    429,000   $       976,434
Samsung Electronics Co. Ltd. (Electronics)                     2,530         1,044,405
Samsung SDI Co. Ltd.
  (Electrical Equipment)                                       5,580           586,733
                                                                       ---------------
                                                                       $     2,607,572
                                                                       ---------------
SPAIN -- 3.9%
Altadis S.A. (Tobacco)^                                       38,800   $     1,200,461
Antena 3 Television S.A
  (Broadcast & Cable TV)^                                     14,224           753,692
Gestevision Telecino
  (Broadcast & Cable TV)*                                      4,060            60,681
Iberdrola S.A. (Utilities -- Electric Power)^                 32,590           688,758
Repsol YPF S.A., ADR
  (Energy -- Integrated)                                      42,130           920,962
Telefonica S.A. (Telephone Services)^                         86,736         1,283,685
                                                                       ---------------
                                                                       $     4,908,239
                                                                       ---------------
SWEDEN -- 4.2%
Atlas Copco AB, "A" (Machinery & Tools)^                      17,680   $       656,598
Autoliv, Inc. (Automotive)                                    15,310           639,781
D. Carnegie & Co. AB
  (Brokerage & Asset Managers)                                59,720           567,364
Ericsson, Inc., "B"
  (Telecommunications -- Wireline)                           539,160         1,590,400
H&M Hennes & Mauritz AB, "B"
  (Specialty Stores)                                          23,040           595,440
Sandvik AB (Machinery & Tools)                                33,700         1,150,797
                                                                       ---------------
                                                                       $     5,200,380
                                                                       ---------------
SWITZERLAND -- 10.6%
Basilea Pharmaceutica AG
  (Pharmaceuticals)                                            3,270   $       221,892
Credit Suisse Group
  (Banks & Credit Companies)                                  28,850         1,025,501
Nestle S.A
  (Food & Non-Alcoholic Beverages)                            10,732         2,863,238
Novartis AG (Pharmaceuticals)                                 53,020         2,339,927
Roche Holding AG (Pharmaceuticals)                            26,640         2,638,677
Straumann Holding AG
  (Medical Equipment)^                                         4,080           819,650
Synthes, Inc. (Medical Equipment)*                            11,680         1,331,832
UBS AG (Banks & Credit Companies)                             28,755         2,027,022
                                                                       ---------------
                                                                       $    13,267,739
                                                                       ---------------
THAILAND -- 0.7%
Aeon Thana Sinsap
  (Banks & Credit Companies)*                                785,000   $       580,735
Hana Microelectronics (Electronics)*                         428,200           261,800
                                                                       ---------------
                                                                       $       842,535
                                                                       ---------------
UNITED KINGDOM -- 29.8%
AMVESCAP PLC
  (Brokerage & Asset Managers)                               118,010   $       804,416
ARM Holdings PLC (Electronics)                               246,940           537,213
AstraZeneca PLC (Pharmaceuticals)                             56,520         2,534,989
Aviva PLC (Insurance)                                         65,446           675,102
BP PLC (Energy -- Integrated)*                               308,297         2,721,902
Bunzl PLC (Forest & Paper Products)                           98,000           816,812
Cadbury Schweppes PLC
  (Food & Non-Alcoholic Beverages)                           150,360         1,296,837
Close Brothers Group PLC
  (Banks & Credit Companies)                                  59,420   $       837,005
Cookson Group PLC (Electronics)                              989,350           753,309
CSR PLC
  (Telecommunications -- Wireline)*                          139,200         1,019,518
Daily Mail & General Trust PLC, "A"
  (Printing & Publishing)                                     52,160           688,876
easyJet Airline Co. Ltd. (Airlines)                          120,600           348,724
Johnston Press PLC (Printing & Publishing)                   108,280         1,112,045
Kingfisher PLC (Specialty Stores)                            248,194         1,287,985
Matalan PLC (Apparel Manufacturers)                          235,000           911,708
NEXT PLC (General Merchandise)                                48,980         1,263,566
Reckitt Benckiser PLC
  (Consumer Goods & Services)                                 64,280         1,819,085
Royal Bank of Scotland Group PLC
  (Banks & Credit Companies)                                  58,645         1,688,323
Schroders PLC
  (Brokerage & Asset Managers)                                57,790           642,225
Signet Group PLC (Specialty Stores)                          252,370           523,863
Smith & Nephew PLC
  (Medical Equipment)                                         85,390           918,760
Spirent PLC
  (Telecommunications -- Wireline)*                          374,740           468,763
St. James's Place Capital PLC (Insurance)                    191,560           645,940
Standard Chartered PLC
  (Banks & Credit Companies)                                  58,650           954,813
T&F Informa PLC (Printing & Publishing)                       78,965           578,349
Unilever PLC
  (Food & Non-Alcoholic Beverages)*                          131,900         1,293,648
United Utilities PLC
  (Utilities -- Electric Power)                              164,960           995,110
Vodafone Group PLC
  (Telecommunications -- Wireless)                         2,299,840         5,034,530
William Hill Organization Ltd.
  (Gaming & Lodging)                                         131,990         1,325,638
Wolfson Microelectronics PLC (Electronics)                   125,060           666,561
WPP Group PLC (Broadcast & Cable TV)                          68,450           694,921
Yell Group PLC (Broadcast & Cable TV)                        222,390         1,389,932
                                                                       ---------------
                                                                       $    37,250,468
                                                                       ---------------
    Total Foreign Stocks                                               $   121,885,013
                                                                       ---------------
U.S. STOCKS -- 1.0%
BUSINESS SERVICES -- 1.0%
Manpower, Inc.                                                24,690   $     1,253,511
                                                                       ---------------
    Total Stocks (Identified Cost, $103,054,242)                       $   123,138,524
                                                                       ---------------

                                                       PAR AMOUNT
                                                      (000 OMITTED)
SHORT-TERM OBLIGATION -- 0.9%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                     $         1,089   $     1,089,000
                                                                       ---------------

                                                         SHARES
COLLATERAL FOR SECURITIES LOANED -- 13.7%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                             17,113,126   $    17,113,126
                                                                       ---------------
    Total Investments~
      (Identified Cost, $121,256,368)                                  $   141,340,650
                                                                       ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (13.1)%                                              (16,315,982)
                                                                       ---------------
    Net Assets -- 100.0%                                               $   125,024,668
                                                                       ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES

ISSUER                                                   SHARES             VALUE
STOCKS -- 97.6%
U.S. STOCKS -- 91.5%
AEROSPACE -- 0.7%
Lockheed Martin Corp.                                         72,710   $     3,786,737
                                                                       ---------------
AIRLINES -- 0.8%
Southwest Airlines Co.                                       281,360   $     4,718,407
                                                                       ---------------
ALCOHOLIC BEVERAGES -- 0.1%
Anheuser-Busch Cos., Inc.                                     12,600   $       680,400
                                                                       ---------------
APPAREL MANUFACTURERS -- 1.0%
Coach, Inc.*                                                  24,300   $     1,098,117
Nike, Inc., "B"                                               34,440         2,608,830
Polo Ralph Lauren Corp., "A"                                   6,640           228,748
Reebok International Ltd.                                     47,300         1,701,854
                                                                       ---------------
                                                                       $     5,637,549
                                                                       ---------------
AUTOMOTIVE -- 0.6%
Harley-Davidson, Inc.                                         55,760   $     3,453,774
                                                                       ---------------
BANKS & CREDIT COMPANIES -- 4.3%
American Express Co.                                         177,100   $     9,099,398
Citigroup, Inc.                                              186,764         8,684,526
Countrywide Financial Corp.                                    9,400           660,350
Fannie Mae                                                    13,800           984,768
MBNA Corp.                                                    67,400         1,738,246
Mellon Financial Corp.                                        28,900           847,637
Northern Trust Corp.                                          19,800           837,144
SLM Corp.                                                     34,300         1,387,435
                                                                       ---------------
                                                                       $    24,239,504
                                                                       ---------------
BIOTECHNOLOGY -- 5.2%
Amgen, Inc.*                                                 187,030   $    10,206,227
Biogen Idec, Inc.*                                            10,700           676,775
Celgene Corp.^*                                               23,700         1,357,062
Genentech, Inc.*                                              25,000         1,405,000
Genzyme Corp.*                                               189,450         8,966,669
Gilead Sciences, Inc.*                                       103,910         6,961,970
                                                                       ---------------
                                                                       $    29,573,703
                                                                       ---------------
BROADCAST & CABLE TV -- 3.4%
Citadel Broadcasting Corp.*                                   45,180   $       658,273
Comcast Corp., "A"*                                          285,049         7,989,923
Comcast Corp., "Special A"*                                    6,600           182,226
Cox Communications, Inc., "A"^*                               61,200         1,700,748
Cox Radio, Inc., "A"*                                         22,100           384,098
EchoStar Communications Corp., "A"*                           59,350         1,825,013
Entercom Communications Corp., "A"*                           12,100           451,330
NTL, Inc.*                                                    18,200         1,048,684
Time Warner, Inc.*                                           136,300         2,396,154
Univision Communications, Inc., "A"*                          39,100         1,248,463
Westwood One, Inc.*                                           50,500         1,201,900
                                                                       ---------------
                                                                       $    19,086,812
                                                                       ---------------
BROKERAGE & ASSET MANAGERS -- 0.8%
Ameritrade Holding Corp.*                                     23,260   $       264,001
Goldman Sachs Group, Inc.                                     16,500         1,553,640
Merrill Lynch & Co., Inc.                                     47,800         2,580,244
                                                                       ---------------
                                                                       $     4,397,885
                                                                       ---------------
BUSINESS SERVICES -- 1.8%
Ceridian Corp.*                                               32,500   $       731,250
DST Systems, Inc.*                                             9,870           474,648
First Data Corp.                                              89,700         3,993,444
Fiserv, Inc.*                                                 62,000         2,411,180
Getty Images, Inc.*                                           18,940         1,136,400
Manpower, Inc.                                                 9,880           501,608
Monster Worldwide, Inc.*                                      25,000           643,000
                                                                       ---------------
                                                                       $     9,891,530
                                                                       ---------------
CHEMICALS -- 0.8%
3M Co.                                                        14,300   $     1,287,143
Air Products & Chemicals, Inc.                                13,700           718,565
E.I. du Pont de Nemours & Co.                                  6,460           286,953
Monsanto Co.                                                  51,100   $     1,967,350
                                                                       ---------------
                                                                       $     4,260,011
                                                                       ---------------
COMPUTER SOFTWARE -- 8.1%
Akamai Technologies, Inc.^*                                   25,300   $       454,135
Ascential Software Corp.*                                     52,540           840,114
BEA Systems, Inc.*                                            41,300           339,486
Computer Associates International, Inc.                       56,900         1,596,614
Manhattan Associates, Inc.^*                                  11,400           352,032
Mercury Interactive Corp.^*                                   36,100         1,798,863
Microsoft Corp.                                              855,384        24,429,767
Network Associates, Inc.*                                     20,300           368,039
Oracle Corp.*                                                239,700         2,859,621
Red Hat, Inc.^*                                               89,700         2,060,409
Symantec Corp.*                                              111,700         4,890,226
VERITAS Software Corp.*                                      213,783         5,921,789
                                                                       ---------------
                                                                       $    45,911,095
                                                                       ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.4%
EMC Corp.*                                                   387,500   $     4,417,500
Hewlett-Packard Co.                                           39,480           833,028
International Business Machines Corp.                         97,200         8,568,180
                                                                       ---------------
                                                                       $    13,818,708
                                                                       ---------------
CONSUMER GOODS & SERVICES -- 2.8%
Apollo Group, Inc., "A"*                                      12,400   $     1,094,796
Avon Products, Inc.                                           50,000         2,307,000
Career Education Corp.*                                       28,140         1,282,058
Colgate-Palmolive Co.                                         32,840         1,919,498
Estee Lauder Cos., Inc., "A"                                  29,300         1,429,254
Orbitz, Inc.^*                                                23,440           506,773
Procter & Gamble Co.                                         134,670         7,331,435
                                                                       ---------------
                                                                       $    15,870,814
                                                                       ---------------
ELECTRICAL EQUIPMENT -- 6.6%
Cooper Industries Ltd., "A"                                   19,300   $     1,146,613
Danaher Corp.                                                 19,400         1,005,890
Emerson Electric Co.                                          40,090         2,547,720
General Electric Co.                                         591,886        19,177,106
Molex, Inc.                                                   33,000         1,058,640
Tyco International Ltd.                                      371,630        12,315,818
                                                                       ---------------
                                                                       $    37,251,787
                                                                       ---------------
ELECTRONICS -- 5.6%
Agilent Technologies, Inc.*                                   46,600   $     1,364,448
Amphenol Corp., "A"*                                          28,800           959,616
Analog Devices, Inc.                                         121,810         5,734,815
Applied Materials, Inc.*                                     156,440         3,069,353
Intel Corp.                                                  320,820         8,854,632
Linear Technology Corp.                                       32,400         1,278,828
Maxim Integrated Products, Inc.                               19,600         1,027,432
Novellus Systems, Inc.*                                       34,200         1,075,248
NVIDIA Corp.*                                                 19,900           407,950
PMC-Sierra, Inc.^*                                           191,500         2,748,025
Texas Instruments, Inc.                                      140,690         3,401,884
Xilinx, Inc.                                                  59,700         1,988,607
                                                                       ---------------
                                                                       $    31,910,838
                                                                       ---------------
ENTERTAINMENT -- 1.1%
Clear Channel Communications, Inc.                            63,270   $     2,337,827
Viacom, Inc., "B"                                             94,700         3,382,684
Walt Disney Co.                                               30,200           769,798
                                                                       ---------------
                                                                       $     6,490,309
                                                                       ---------------
FOOD & DRUG STORES -- 1.4%
CVS Corp.                                                    166,960   $     7,015,659
Rite Aid Corp.*                                              198,510         1,036,222
                                                                       ---------------
                                                                       $     8,051,881
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
U.S. STOCKS -- continued
FOOD & NON-ALCOHOLIC BEVERAGES -- 1.4%
PepsiCo, Inc.                                                125,640   $     6,769,483
SYSCO Corp.                                                   33,700         1,208,819
                                                                       ---------------
                                                                       $     7,978,302
                                                                       ---------------
GAMING & LODGING -- 1.6%
Carnival Corp.                                               150,690   $     7,082,430
Cendant Corp.                                                 23,350           571,608
Royal Caribbean Cruises Ltd.^                                 26,800         1,163,388
                                                                       ---------------
                                                                       $     8,817,426
                                                                       ---------------
GENERAL MERCHANDISE -- 3.2%
Kohl's Corp.*                                                118,600   $     5,014,408
Target Corp.                                                 221,520         9,407,954
Wal-Mart Stores, Inc.                                         74,800         3,946,448
                                                                       ---------------
                                                                       $    18,368,810
                                                                       ---------------
INSURANCE -- 2.7%
AFLAC, Inc.                                                   17,700   $       722,337
American International Group, Inc.                           165,300        11,782,584
Hartford Financial Services Group, Inc.                       28,700         1,972,838
St. Paul Travelers Cos., Inc.                                 19,100           774,314
                                                                       ---------------
                                                                       $    15,252,073
                                                                       ---------------
INTERNET -- 3.4%
eBay, Inc.*                                                   68,500   $     6,298,575
InterActiveCorp^*                                            192,090         5,789,593
Yahoo!, Inc.*                                                198,200         7,200,606
                                                                       ---------------
                                                                       $    19,288,774
                                                                       ---------------
LEISURE & TOYS -- 0.4%
Electronic Arts, Inc.*                                        36,570   $     1,994,894
                                                                       ---------------
MACHINERY & TOOLS -- 1.1%
Caterpillar, Inc.                                             15,300   $     1,215,432
Eaton Corp.                                                   15,950         1,032,603
Illinois Tool Works, Inc.                                     36,160         3,467,382
Parker Hannifin Corp.                                         11,900           707,574
                                                                       ---------------
                                                                       $     6,422,991
                                                                       ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 1.6%
Caremark Rx, Inc.*                                            99,090   $     3,264,025
Fisher Scientific International, Inc.^*                       24,000         1,386,000
HCA, Inc.                                                    101,060         4,203,085
                                                                       ---------------
                                                                       $     8,853,110
                                                                       ---------------
MEDICAL EQUIPMENT -- 3.7%
Baxter International, Inc.                                    17,320   $       597,713
Biomet, Inc.                                                  29,800         1,324,312
C.R. Bard, Inc.                                               38,800         2,198,020
CTI Molecular Imaging, Inc.^*                                 27,940           396,189
Guidant Corp.                                                 37,480         2,094,382
Invitrogen Corp.*                                              8,700           626,313
Medtronic, Inc.                                              188,580         9,187,618
Thermo Electron Corp.*                                        25,290           777,415
Waters Corp.^*                                                53,900         2,575,342
Zimmer Holdings, Inc.*                                        12,300         1,084,860
                                                                       ---------------
                                                                       $    20,862,164
                                                                       ---------------
OIL SERVICES -- 1.7%
BJ Services Co.*                                             109,460   $     5,017,646
GlobalSantaFe Corp.                                           22,420           594,130
Noble Corp.*                                                  16,410           621,775
Smith International, Inc.*                                    65,480         3,651,165
                                                                       ---------------
                                                                       $     9,884,716
                                                                       ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 2.6%
Dell, Inc.*                                                  321,244   $    11,506,960
Lexmark International, Inc., "A"*                             20,310         1,960,524
Network Appliance, Inc.^*                                     47,100         1,014,063
                                                                       ---------------
                                                                       $    14,481,547
                                                                       ---------------
PHARMACEUTICALS -- 10.8%
Abbott Laboratories                                          217,030   $     8,846,143
Allergan, Inc.                                                38,800         3,473,376
Eli Lilly & Co.                                               93,780         6,556,160
Johnson & Johnson                                            339,480        18,909,036
Pfizer, Inc.                                                 421,881        14,462,081
Wyeth                                                        245,300         8,870,048
                                                                       ---------------
                                                                       $    61,116,844
                                                                       ---------------
POLLUTION CONTROL -- 0.1%
Waste Management, Inc.                                        19,310   $       591,852
                                                                       ---------------
PRINTING & PUBLISHING -- 0%
Lamar Advertising Co., "A"*                                    5,600   $       242,760
                                                                       ---------------
RESTAURANTS -- 0.4%
ARAMARK Corp., "B"                                            31,200   $       897,312
Outback Steakhouse, Inc.                                      32,890         1,360,330
                                                                       ---------------
                                                                       $     2,257,642
                                                                       ---------------
SPECIALTY STORES -- 2.6%
AutoZone, Inc.*                                                5,400   $       432,540
Best Buy Co., Inc.                                            90,680         4,601,103
CarMax, Inc.*                                                 26,350           576,275
Circuit City Stores, Inc.                                     31,800           411,810
Hot Topic, Inc.*                                              38,700           792,963
Lowe's Co., Inc.                                              70,230         3,690,587
Pacific Sunwear of California, Inc.*                          37,300           729,961
PETsMART, Inc.                                                57,920         1,879,504
Staples, Inc.                                                 32,700           958,437
TJX Cos., Inc.                                                17,630           425,588
                                                                       ---------------
                                                                       $    14,498,768
                                                                       ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.3%
Andrew Corp.^*                                                86,780   $     1,736,467
                                                                       ---------------
TELECOMMUNICATIONS -- WIRELINE -- 4.8%
ADTRAN, Inc.                                                  31,700   $     1,057,829
Cisco Systems, Inc.*                                         824,177        19,532,995
Comverse Technology, Inc.*                                    75,300         1,501,482
Corning, Inc.*                                               246,700         3,221,902
Foundry Networks, Inc.*                                       50,200           706,314
Lucent Technologies, Inc.^*                                   82,600           312,228
QUALCOMM, Inc.                                                 9,800           715,204
                                                                       ---------------
                                                                       $    27,047,954
                                                                       ---------------
TELEPHONE SERVICES -- 0.2%
Sprint FON Group                                              63,220   $     1,112,672
                                                                       ---------------
TRUCKING -- 1.4%
FedEx Corp.                                                   66,620   $     5,442,188
United Parcel Service, Inc., "B"                              30,800         2,315,236
                                                                       ---------------
                                                                       $     7,757,424
                                                                       ---------------
    Total U.S. Stocks                                                  $   517,598,934
                                                                       ---------------
FOREIGN STOCKS -- 6.1%
AUSTRALIA -- 0.9%
News Corp. Ltd. Preferred, ADR
  (Broadcast & Cable TV)                                     149,500   $     4,915,560
                                                                       ---------------
BERMUDA -- 1.4%
Accenture Ltd., "A" (Business Services)*                     143,220   $     3,935,686
Ace Ltd. (Insurance)                                          10,700           452,396
Marvell Technology Group Ltd.
  (Electronics)*                                             115,200         3,075,840
XL Capital Ltd., "A" (Insurance)^                              8,860           668,576
                                                                       ---------------
                                                                       $     8,132,498
                                                                       ---------------
BRAZIL -- 0.1%
Companhia Vale do Rio Doce, ADR
  (Metals & Mining)                                            6,460   $       307,173
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
FOREIGN STOCKS -- continued
CANADA -- 0.8%
Cott Corp.
  (Food & Non-Alcoholic Beverages)*                           41,800   $     1,354,320
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                          373,100         1,861,769
Research In Motion Ltd.
  (Telecommunications -- Wireline)*                           22,600         1,546,744
                                                                       ---------------
                                                                       $     4,762,833
                                                                       ---------------
FINLAND -- 0.1%
Nokia Corp., ADR
  (Telecommunications -- Wireless)                            32,100   $       466,734
                                                                       ---------------
IRELAND -- 0.3%
Elan Corp. PLC, ADR
  (Pharmaceuticals)^*                                         76,000   $     1,880,240
                                                                       ---------------
JAPAN -- 0%
SOFTBANK CORP. (Business Services)^                            5,800   $       254,607
                                                                       ---------------
MEXICO -- 0.2%
America Movil S.A. de C.V., ADR
  (Telecommunications -- Wireless)                            18,900   $       687,393
Grupo Televisa S.A., ADR
  (Broadcast & Cable TV)                                       9,500           430,065
                                                                       ---------------
                                                                       $     1,117,458
                                                                       ---------------
SOUTH KOREA -- 0.1%
Samsung Electronics Co. Ltd., GDR
  (Electronics)                                                2,200   $       452,650
                                                                       ---------------
SWEDEN -- 0.4%
Telefonaktiebolaget LM Ericsson, ADR
  (Telecommunications -- Wireline)^*                          84,200   $     2,519,264
                                                                       ---------------
SWITZERLAND -- 0.5%
Roche Holding AG (Pharmaceuticals)                            26,140   $     2,589,152
                                                                       ---------------
UNITED KINGDOM -- 1.3%
Amdocs Ltd. (Computer Software)*                             163,070   $     3,820,730
AstraZeneca PLC (Pharmaceuticals)                             10,080           452,100
Vodafone Group PLC
  (Telecommunications -- Wireless)*                          585,700         1,282,143
Vodafone Group PLC, ADR
  (Telecommunications -- Wireless)                            76,408         1,688,617
                                                                       ---------------
                                                                       $     7,243,590
                                                                       ---------------
    Total Foreign Stocks                                               $    34,641,759
                                                                       ---------------
    Total Stocks (Identified Cost, $538,170,064)                       $   552,240,693
                                                                       ---------------

                                                        PAR AMOUNT
                                                      (000) OMITTED
REPURCHASE AGREEMENT -- 3.1%
Morgan Stanley Repurchase Agreement,
  1.50%, dated 6/30/04, due 7/01/04, total
  to be received $17,847,744 (secured by
  various U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                            $        17,847   $    17,847,000
                                                                       ---------------
                                                         SHARES
COLLATERAL FOR SECURITIES LOANED -- 3.1%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                             17,333,159   $    17,333,159
                                                                       ---------------
    Total Investments
      (Identified Cost, $573,350,223)                                  $   587,420,852
                                                                       ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (3.8)%                                               (21,474,453)
                                                                       ---------------
    Net Assets -- 100.0%                                               $   565,946,399
                                                                       ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
MID CAP VALUE SERIES

ISSUER                                                   SHARES             VALUE
STOCKS -- 98.5%
U.S. STOCKS -- 94.7%
AEROSPACE -- 2.1%
Alliant Techsystems, Inc.*                                     3,000   $       190,020
EDO Corp.                                                      3,200            77,184
United Defense Industries, Inc.*                               5,000           175,000
                                                                       ---------------
                                                                       $       442,204
                                                                       ---------------
APPAREL MANUFACTURERS -- 3.5%
K-Swiss, Inc., "A"                                             5,000   $       101,050
Kellwood Co.                                                   4,300           187,265
Polo Ralph Lauren Corp., "A"                                   8,000           275,600
Reebok International Ltd.                                      4,500           161,910
                                                                       ---------------
                                                                       $       725,825
                                                                       ---------------
AUTOMOTIVE -- 2.0%
Autoliv, Inc.                                                  4,000   $       168,800
Hayes Lemmerz International, Inc.*                            10,000           151,000
TRW Automotive Holdings Corp.*                                 5,000            94,250
                                                                       ---------------
                                                                       $       414,050
                                                                       ---------------
BANKS & CREDIT COMPANIES -- 10.4%
Astoria Financial Corp.                                        2,000   $        73,160
Banknorth Group, Inc.                                          3,700           120,176
City National Corp.                                            3,000           197,100
Countrywide Financial Corp.                                    4,000           281,000
First Horizon National Corp.                                   3,000           136,410
GreenPoint Financial Corp.                                     2,500            99,250
M&T Bank Corp.                                                 1,500           130,950
Mercantile Bankshares Corp.                                    4,000           187,280
National Commerce Financial Corp.                              3,000            97,500
NetBank, Inc.                                                 15,000           163,950
New York Community Bancorp, Inc.                               6,000           117,780
NewAlliance Bancshares, Inc.*                                 12,000           167,520
Riggs National Corp.                                           5,000           105,600
SouthTrust Corp.                                               1,000            38,810
Sovereign Bancorp, Inc.                                        6,000           132,600
TCF Financial Corp.                                            2,100           121,905
                                                                       ---------------
                                                                       $     2,170,991
                                                                       ---------------
BIOTECHNOLOGY -- 1.5%
MedImmune, Inc.*                                               9,000   $       210,600
Neurocrine Biosciences, Inc.*                                  2,000           103,700
                                                                       ---------------
                                                                       $       314,300
                                                                       ---------------
BROADCAST & CABLE TV -- 4.1%
ADVO, Inc.                                                     6,000   $       197,520
Citadel Broadcasting Corp.*                                   14,700           214,179
Cox Radio, Inc., "A"*                                          8,200           142,516
Hearst-Argyle Television, Inc.                                 4,900           126,322
R.H. Donnelley Corp.*                                          4,000           174,960
                                                                       ---------------
                                                                       $       855,497
                                                                       ---------------
BROKERAGE & ASSET MANAGERS -- 5.2%
Ameritrade Holding Corp.*                                      8,000   $        90,800
E*TRADE Financial Corp.*                                      13,000           144,950
Eaton Vance Corp.                                              3,000           114,630
Federated Investors, Inc., "B"                                 4,100           124,394
Friedman, Billings, Ramsey Group, Inc., "A"                   10,000           197,900
Janus Capital Group, Inc.                                      9,000           148,410
Legg Mason, Inc.                                               2,300           209,322
Waddell & Reed Financial, Inc., "A"                            3,500            77,385
                                                                       ---------------
                                                                       $     1,107,791
                                                                       ---------------
BUSINESS SERVICES -- 1.5%
Ceridian Corp.*                                               10,000   $       225,000
DST Systems, Inc.*                                             1,880            90,409
                                                                       ---------------
                                                                       $       315,409
                                                                       ---------------
CHEMICALS -- 2.3%
Lyondell Chemical Co.                                         14,000   $       243,460
Monsanto Co.                                                   4,000           154,000
PPG Industries, Inc.                                           1,500            93,735
                                                                       ---------------
                                                                       $       491,195
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
U.S. STOCKS -- continued
COMPUTER SOFTWARE -- 2.4%
Altiris, Inc.*                                                 5,000   $       138,050
Ascential Software Corp.*                                     11,000           175,890
Network Associates, Inc.*                                     10,000           181,300
                                                                       ---------------
                                                                       $       495,240
                                                                       ---------------
CONSTRUCTION -- 1.4%
Eagle Materials, Inc.                                          2,000   $       142,040
Pulte Homes, Inc.                                              3,000           156,090
                                                                       ---------------
                                                                       $       298,130
                                                                       ---------------
CONTAINERS -- 2.6%
Anchor Glass Container Corp.                                   9,000   $       121,770
Owens-Illinois, Inc.*                                         10,000           167,600
Smurfit-Stone Container Corp.*                                 8,000           159,600
Sonoco Products Co.                                            4,000           102,000
                                                                       ---------------
                                                                       $       550,970
                                                                       ---------------
ELECTRONICS -- 2.8%
Agere Systems, Inc., "B"*                                     55,000   $       118,250
Cymer, Inc.*                                                   3,500           131,040
Novellus Systems, Inc.*                                        6,000           188,640
Power Integrations, Inc.*                                      6,000           149,400
                                                                       ---------------
                                                                       $       587,330
                                                                       ---------------
ENERGY -- INDEPENDENT -- 5.0%
Devon Energy Corp.                                             3,200   $       211,200
EOG Resources, Inc.                                            3,800           226,898
Newfield Exploration Co.*                                      1,600            89,184
NRG Energy, Inc.*                                              8,000           198,400
Range Resources Corp.                                         13,150           191,990
Unocal Corp.                                                   3,200           121,600
                                                                       ---------------
                                                                       $     1,039,272
                                                                       ---------------
ENERGY -- INTEGRATED -- 0.4%
Amerada Hess Corp.                                             1,000   $        79,190
                                                                       ---------------
ENGINEERING -- CONSTRUCTION -- 0.6%
Infrasource Services, Inc.*                                   10,000   $       122,600
                                                                       ---------------
ENTERTAINMENT -- 0.5%
World Wrestling Entertainment, Inc.                            8,000   $       102,000
                                                                       ---------------
FOOD & DRUG STORES -- 1.1%
Rite Aid Corp.*                                               45,000   $       234,900
                                                                       ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 1.2%
Dean Foods Co.*                                                3,000   $       111,930
Smithfield Foods, Inc.*                                        5,000           147,000
                                                                       ---------------
                                                                       $       258,930
                                                                       ---------------
FOREST & PAPER PRODUCTS -- 1.7%
Boise Cascade Corp.                                            5,000   $       188,200
Bowater, Inc.                                                  4,000           166,360
                                                                       ---------------
                                                                       $       354,560
                                                                       ---------------
FURNITURE & APPLIANCES -- 1.0%
Furniture Brands International, Inc.                           8,000   $       200,400
                                                                       ---------------
GAMING & LODGING -- 0.5%
Hilton Hotels Corp.                                            5,600   $       104,496
                                                                       ---------------
GENERAL MERCHANDISE -- 1.9%
Big Lots, Inc.*                                               16,700   $       241,482
The Neiman Marcus Group, Inc.                                  3,000           166,950
                                                                       ---------------
                                                                       $       408,432
                                                                       ---------------
HEALTH MAINTENANCE ORGANIZATIONS -- 0.7%
CIGNA Corp.                                                    2,000   $       137,620
Wellcare Group, Inc.*                                            640            10,880
                                                                       ---------------
                                                                       $       148,500
                                                                       ---------------
INSURANCE -- 3.0%
Conseco, Inc.*                                                 5,000   $        99,500
PMI Group, Inc.                                                3,200           139,264
Safeco Corp.                                                   4,000           176,000
St. Paul Travelers Cos., Inc.                                  2,700           109,458
UNUMProvident Corp.                                            7,000   $       111,300
                                                                       ---------------
                                                                       $       635,522
                                                                       ---------------
LEISURE & TOYS -- 0.9%
Hasbro, Inc.                                                  10,000   $       190,000
                                                                       ---------------
MACHINERY & TOOLS -- 0.9%
Cummins, Inc.                                                  2,000   $       125,000
Precision Castparts Corp.                                      1,000            54,690
                                                                       ---------------
                                                                       $       179,690
                                                                       ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 4.2%
Apria Healthcare Group, Inc.*                                  6,000   $       172,200
Community Health Systems, Inc.*                                4,700           125,819
HEALTHSOUTH Corp.*                                            50,000           300,000
Lincare Holdings, Inc.*                                        2,500            82,150
Tenet Healthcare Corp.*                                       15,000           201,150
                                                                       ---------------
                                                                       $       881,319
                                                                       ---------------
MEDICAL EQUIPMENT -- 2.8%
Aspect Medical Systems, Inc.*                                 11,000   $       203,170
Conceptus, Inc.*                                              20,000           225,000
Cyberonics, Inc.*                                              3,000           100,080
Thoratec Corp.*                                                6,000            64,380
                                                                       ---------------
                                                                       $       592,630
                                                                       ---------------
METALS & MINING -- 0.6%
Century Aluminum Co.*                                          5,000   $       123,950
                                                                       ---------------
OIL SERVICES -- 2.9%
Cooper Cameron Corp.*                                          4,000   $       194,800
GlobalSantaFe Corp.                                            8,600           227,900
Noble Corp.*                                                   4,800           181,872
                                                                       ---------------
                                                                       $       604,572
                                                                       ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 1.5%
Ingram Micro, Inc., "A"*                                       7,000   $       101,290
Solectron Corp.*                                              33,000           213,510
                                                                       ---------------
                                                                       $       314,800
                                                                       ---------------
PRINTING & PUBLISHING -- 1.9%
Lamar Advertising Co., "A"*                                    3,000   $       130,050
Media General, Inc.                                            2,000           128,440
New York Times Co., "A"                                        2,900           129,659
                                                                       ---------------
                                                                       $       388,149
                                                                       ---------------
RAILROADS -- 0.5%
CSX Corp.                                                      3,000   $        98,310
                                                                       ---------------
REAL ESTATE -- 3.8%
Annaly Mortgage Management, Inc.                               5,000   $        84,800
Boston Properties, Inc.                                        2,000           100,160
CB Richard Ellis Group, Inc.*                                  4,000            76,400
Crescent Real Estate Equities Co.                              5,000            80,600
Host Marriott Corp.*                                          10,000           123,600
MeriStar Hospitality Corp.*                                   22,000           150,480
SL Green Realty Corp.                                          4,000           187,200
                                                                       ---------------
                                                                       $       803,240
                                                                       ---------------
RESTAURANTS -- 1.4%
Wendy's International, Inc.                                    4,000   $       139,360
YUM! Brands, Inc.*                                             4,000           148,880
                                                                       ---------------
                                                                       $       288,240
                                                                       ---------------
SPECIALTY CHEMICALS -- 0.4%
Delta & Pine Land Co.                                          4,000   $        87,800
                                                                       ---------------
SPECIALTY STORES -- 1.8%
Cabela's, Inc.*                                                  670   $        18,057
Circuit City Stores, Inc.                                     20,000           259,000
Pier 1 Imports, Inc.                                           6,000           106,140
                                                                       ---------------
                                                                       $       383,197
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
U.S. STOCKS -- continued
TELECOMMUNICATIONS -- WIRELESS -- 5.0%
American Tower Corp., "A"*                                    20,000   $       304,000
Arch Wireless, Inc.*                                           5,000           142,450
Crown Castle International Corp.*                             13,000           191,750
Global Signal, Inc.*                                           2,540            55,753
SpectraSite, Inc.*                                             8,000           345,760
                                                                       ---------------
                                                                       $     1,039,713
                                                                       ---------------
TELECOMMUNICATIONS -- WIRELINE -- 2.9%
ADC Telecommunications, Inc.*                                 50,000   $       142,000
Avaya, Inc.*                                                  10,000           157,900
Corning, Inc.*                                                10,000           130,600
Scientific-Atlanta, Inc.                                       5,000           172,500
                                                                       ---------------
                                                                       $       603,000
                                                                       ---------------
TELEPHONE SERVICES -- 1.5%
IDT Corp., "B"*                                               16,500   $       304,260
                                                                       ---------------
TRUCKING -- 0.8%
Werner Enterprises, Inc.                                       7,900   $       166,690
                                                                       ---------------
UTILITIES -- ELECTRIC POWER -- 1.5%
Calpine Corp.*                                                24,400   $       105,408
PPL Corp.                                                      4,500           206,550
                                                                       ---------------
                                                                       $       311,958
                                                                       ---------------
    Total U.S. Stocks                                                  $    19,808,372
                                                                       ---------------
FOREIGN STOCKS -- 3.8%
BERMUDA -- 0.7%
Assured Guaranty Ltd.
  (Banks & Credit Companies)                                   8,300   $       140,685
                                                                       ---------------
CANADA -- 3.1%
Aber Diamond Corp. (Metals & Mining)*                          5,000   $       147,882
Magna International, Inc., "A" (Automotive)                    3,500           298,095
Meridian Gold, Inc.
  (Metals & Minerals)*                                        15,000           194,550
                                                                       ---------------
                                                                       $       640,527
                                                                       ---------------
ISRAEL -- 0%
PowerDsine Ltd. (Electronics)*                                   800   $         9,672
                                                                       ---------------
    Total Foreign Stocks                                               $       790,884
                                                                       ---------------
    Total Stocks (Identified Cost, $19,290,731)                        $    20,610,136
                                                                       ---------------

                                                        PAR AMOUNT
                                                      (000) OMITTED
CONVERTIBLE BONDS -- 1.4%
APPAREL MANUFACTURERS -- 1.0%
Kellwood Co., 3.5%, 2034 ##                          $           200   $       213,250
                                                                       ---------------
UTILITIES -- ELECTRIC POWER -- 0.4%
Calpine Corp., 4.75%, 2023                           $           100   $        87,250
                                                                       ---------------
    Total Convertible Bonds
      (Identified Cost, $304,250)                                      $       300,500
                                                                       ---------------
SHORT-TERM OBLIGATION -- 0.1%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                     $            14   $        14,000
                                                                       ---------------
    Total Investments
      (Identified Cost, $19,608,981)                                   $    20,924,636
                                                                       ---------------
OTHER ASSETS,
  LESS LIABILITIES                                                              (4,779)
                                                                       ---------------
    Net Assets -- 100.0%                                               $    20,919,857
                                                                       ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
NEW DISCOVERY SERIES

ISSUER                                                   SHARES             VALUE
STOCKS -- 95.9%
U.S. STOCKS -- 91.8%
AEROSPACE -- 0.3%
KVH Industries, Inc.^*                                        64,000   $       814,720
                                                                       ---------------
APPAREL MANUFACTURERS -- 2.6%
Carter's, Inc.^*                                               9,150   $       266,356
K-Swiss, Inc., "A"^                                           28,700           580,027
Kellwood Co.                                                  81,600         3,553,680
Quiksilver, Inc.*                                             33,700           802,397
Reebok International Ltd.                                     20,500           737,590
Timberland Co., "A"*                                          27,300         1,763,307
Wolverine World Wide, Inc.^                                    9,900           259,875
                                                                       ---------------
                                                                       $     7,963,232
                                                                       ---------------
BANKS & CREDIT COMPANIES -- 3.4%
BankUnited Financial Corp., "A"^*                             35,200   $       908,160
Cathay General Bancorp, Inc.^                                 11,900           793,730
East West Bancorp, Inc.                                       36,200         1,111,340
Franklin Bank Corp.^*                                         11,870           187,783
Harbor Florida Bancshares, Inc.                               22,400           616,224
Investors Financial Services Corp.^                           31,600         1,377,128
Nara Bancorp, Inc.^                                           48,100           823,953
NetBank, Inc.^                                                73,600           804,448
NewAlliance Bancshares, Inc.*                                102,200         1,426,712
UCBH Holdings, Inc.^                                          38,000         1,501,760
Wintrust Financial Corp.^                                     13,500           681,885
                                                                       ---------------
                                                                       $    10,233,123
                                                                       ---------------
BIOTECHNOLOGY -- 7.5%
Antigenics, Inc.^*                                            22,450   $       192,172
Bruker BioSciences Corp.^*                                   127,180           619,367
Cell Genesys, Inc.^*                                          72,400           752,236
Corgentech, Inc.^*                                            16,800           270,816
CryoLife, Inc.^*                                              78,200           412,114
CV Therapeutics, Inc.^*                                      154,300         2,586,068
Cypress Biosciences, Inc.^*                                   86,290         1,184,762
Dyax Corp.^*                                                  11,300           132,775
Encysive Pharmaceuticals, Inc.^*                             174,100         1,479,850
Gen-Probe, Inc.^*                                             84,300         3,989,076
Keryx Biopharmaceuticals, Inc.*                               80,500         1,019,130
Kosan Biosciences, Inc.^*                                     30,000           237,000
Ligand Pharmaceuticals, Inc., "B"^*                           69,400         1,206,172
Martek Biosciences Corp.^*                                    15,100           848,167
Medarex, Inc.^*                                               42,700           311,283
MGI PHARMA, Inc.^*                                             9,000           243,090
NeoPharm, Inc.^*                                              23,800           245,854
Neurocrine Biosciences, Inc.^*                                33,300         1,726,605
Onyx Pharmaceuticals, Inc.^*                                   8,800           372,768
Pharmos Corp.^*                                              106,100           436,071
Protein Design Labs, Inc.^*                                   38,000           726,940
Renovis, Inc.*                                                37,300           341,668
Serologicals Corp.^*                                          72,500         1,449,275
Telik, Inc.^*                                                 24,900           594,363
Vicuron Phamaceuticals, Inc.^*                                97,800         1,228,368
                                                                       ---------------
                                                                       $    22,605,990
                                                                       ---------------
BROADCAST & CABLE TV -- 3.7%
ADVO, Inc.^                                                   77,400   $     2,548,008
Citadel Broadcasting Corp.*                                   76,400         1,113,148
Cox Radio, Inc., "A"*                                         61,900         1,075,822
Entercom Communications Corp., "A"*                           30,800         1,148,840
LodgeNet Entertainment Corp.*                                 44,700           737,550
R.H. Donnelley Corp.*                                         58,461         2,557,084
Radio One, Inc., "A"*                                         57,300           923,103
Saga Communications, Inc., "A"^*                              26,700           487,275
Spanish Broadcasting System, Inc., "A"^*                      63,200           588,392
                                                                       ---------------
                                                                       $    11,179,222
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
U.S. STOCKS -- continued
BROKERAGE & ASSET MANAGERS -- 0.7%
First Albany Cos., Inc.^                                      13,900   $       139,556
Friedman, Billings, Ramsey Group,
  Inc., "A"^                                                  43,260           856,115
Jefferies Group, Inc.^                                        14,700           454,524
Knight Trading Group, Inc.*                                   15,000           150,300
SWS Group, Inc.^                                              17,800           272,340
Waddell & Reed Financial, Inc., "A"                           14,100           311,751
                                                                       ---------------
                                                                       $     2,184,586
                                                                       ---------------
BUSINESS SERVICES -- 12.3%
Administaff, Inc.*                                               900   $        14,940
Alliance Data Systems Corp.^*                                 83,800         3,540,550
aQuantive, Inc.^*                                            150,100         1,482,988
Asset Acceptance Capital Corp.^*                              34,040           578,680
Bright Horizons Family Solutions, Inc.*                       25,300         1,356,333
CDI Corp.^                                                    30,100         1,041,460
Charles River Associates, Inc.*                               30,810           953,569
Corporate Executive Board Co.                                 46,400         2,681,456
CoStar Group, Inc.*                                           51,330         2,357,587
DiamondCluster International, Inc., "A"^*                     38,800           337,172
Digital Insight Corp.^*                                      101,300         2,099,949
Digitas, Inc.^*                                               62,730           691,912
Euronet Worldwide, Inc.^*                                     12,500           289,125
Getty Images, Inc.*                                           63,900         3,834,000
Gevity HR, Inc.^                                              35,080           918,745
Global Payments, Inc.^                                        74,063         3,334,316
Harris Interactive, Inc.^*                                   308,300         2,071,776
Kforce, Inc.*                                                 34,300           323,792
Labor Ready, Inc.^*                                           80,000         1,240,000
Monster Worldwide, Inc.*                                      68,100         1,751,532
MPS Group, Inc.*                                              91,200         1,105,344
MSC Industrial Direct Co., Inc., "A"                          11,820           388,169
Navigant Consulting Co.^*                                     19,100           409,504
SIRVA, Inc.*                                                  20,740           477,020
Ultimate Software Group, Inc.^*                              120,400         1,216,040
Universal Technical Institute, Inc.*                          48,610         1,942,942
ValueClick, Inc.*                                             32,400           388,152
                                                                       ---------------
                                                                       $    36,827,053
                                                                       ---------------
COMPUTER SOFTWARE -- 9.9%
Akamai Technologies, Inc.^*                                   96,400   $     1,730,380
Altiris, Inc.^*                                              133,700         3,691,457
ANSYS, Inc.*                                                  17,600           827,200
Ascential Software Corp.*                                    134,800         2,155,452
Aspect Communications Corp.^*                                 36,700           521,140
Blackboard, Inc.*                                             14,900           298,745
Kronos, Inc.*                                                 71,000         2,925,200
Macromedia, Inc.^*                                            19,700           483,635
Magma Design Automation, Inc.^*                               73,200         1,407,636
Manhattan Associates, Inc.^*                                 187,200         5,780,736
Network Associates, Inc.*                                    159,100         2,884,483
Open Solutions, Inc.^*                                        61,100         1,526,278
Progress Software Corp.*                                      86,700         1,878,789
SafeNet, Inc.^*                                               18,800           520,384
salesforce.com, Inc.^*                                         8,660           139,166
Secure Computing Corp.^*                                      24,000           279,600
SERENA Software, Inc.^*                                      115,500         2,204,895
SupportSoft, Inc.^*                                           48,700           422,716
                                                                       ---------------
                                                                       $    29,677,892
                                                                       ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.5%
MICROS Systems, Inc.*                                         10,600   $       508,482
SS&C Technologies, Inc.                                       52,470           981,189
                                                                       ---------------
                                                                       $     1,489,671
                                                                       ---------------
CONSTRUCTION -- 1.6%
Eagle Materials, Inc.^                                        67,900   $     4,822,258
                                                                       ---------------
CONSUMER GOODS & SERVICES -- 5.4%
Ace Cash Express, Inc.^*                                      24,400   $       626,836
Autobytel, Inc.^*                                            164,200         1,490,936
Career Education Corp.*                                       85,600         3,899,936
Corinthian Colleges, Inc.^*                                   41,206         1,019,436
Education Management Corp.*                                   60,200         1,978,172
First Marblehead Corp.^*                                      28,660         1,153,852
ITT Educational Services, Inc.*                               13,600           517,072
Orbitz, Inc.^*                                                30,100           650,762
Strayer Education, Inc.^                                      35,100         3,916,107
Yankee Candle Co.*                                            29,400           859,950
                                                                       ---------------
                                                                       $    16,113,059
                                                                       ---------------
ELECTRICAL EQUIPMENT -- 0.8%
A.O. Smith Corp.                                              22,800   $       724,812
Littelfuse, Inc.^*                                            24,400         1,034,804
Superior Essex, Inc.*                                         40,500           575,100
                                                                       ---------------
                                                                       $     2,334,716
                                                                       ---------------
ELECTRONICS -- 5.8%
American Superconductor Corp.^*                              179,500   $     2,347,860
AMIS Holdings, Inc.*                                          47,200           798,624
Amphenol Corp., "A"*                                          29,400           979,608
Applied Films Corp.^*                                         82,300         2,388,346
Bel Fuse, Inc.^                                               14,800           617,160
Cypress Semiconductor Corp.^*                                 14,600           207,174
DSP Group, Inc.*                                              73,820         2,010,857
Exar Corp.^*                                                  14,600           214,036
Excel Technology, Inc.*                                       18,400           611,800
Integrated Circuit Systems, Inc.^*                            64,100         1,740,956
Intevac, Inc.*                                                30,200           267,874
Leadis Technology, Inc.*                                      26,100           350,001
Metrologic Instruments, Inc.^*                                15,300           305,082
Micrel, Inc.*                                                 28,900           351,135
MIPS Technologies, Inc.*                                      50,500           309,060
Photon Dynamics, Inc.^*                                       10,600           371,742
Power Integrations, Inc.^*                                   104,600         2,604,540
Silicon Laboratories, Inc.^*                                  10,800           500,580
Technitrol, Inc.*                                             17,700           387,630
                                                                       ---------------
                                                                       $    17,364,065
                                                                       ---------------
ENGINEERING -- CONSTRUCTION -- 0.2%
Infrasource Services, Inc.^*                                  55,500   $       680,430
                                                                       ---------------
GAMING & LODGING -- 1.9%
Aztar Corp.^*                                                 17,000   $       476,000
Gaylord Entertainment Co.*                                    37,190         1,167,394
Pinnacle Entertainment, Inc.*                                 28,000           353,080
Prime Hospitality Corp.^*                                    153,100         1,625,922
WMS Industries, Inc.^*                                        72,400         2,157,520
                                                                       ---------------
                                                                       $     5,779,916
                                                                       ---------------
GENERAL MERCHANDISE -- 0.9%
99 Cents Only Stores^*                                        62,500   $       953,125
Fred's, Inc., "A"^                                            76,900         1,698,721
                                                                       ---------------
                                                                       $     2,651,846
                                                                       ---------------
HEALTH MAINTENANCE ORGANIZATIONS -- 0.1%
Wellcare Group, Inc.*                                         10,500   $       178,500
                                                                       ---------------
INTERNET -- 1.7%
Digital River, Inc.*                                          81,990   $     2,675,334
EarthLink, Inc.*                                              26,700           276,345
eCollege.com^*                                                24,700           395,200
InfoSpace, Inc.^*                                             49,100         1,867,764
                                                                       ---------------
                                                                       $     5,214,643
                                                                       ---------------
LEISURE & TOYS -- 0.3%
Take-Two Interactive Software, Inc.^*                         29,800   $       913,072
                                                                       ---------------
MACHINERY & TOOLS -- 0.8%
Cognex Corp.                                                  61,100   $     2,351,128
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
U.S. STOCKS -- continued
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 3.9%
Advisory Board Co.*                                           61,000   $     2,171,600
Apria Healthcare Group, Inc.*                                101,815         2,922,091
Fisher Scientific International, Inc.^*                       20,400         1,178,100
LCA-Vision, Inc.^*                                             7,400           215,562
LifePoint Hospitals, Inc.^*                                   40,900         1,522,298
Omnicell, Inc.^*                                             188,600         2,755,446
Symbion, Inc.^*                                               32,780           572,339
Vital Images, Inc.^*                                          23,100           286,440
                                                                       ---------------
                                                                       $    11,623,876
                                                                       ---------------
MEDICAL EQUIPMENT -- 9.7%
Advanced Neuromodulation
  Systems, Inc.^*                                             22,503   $       738,098
American Medical Systems
  Holdings, Inc.^*                                            13,844           466,543
Aspect Medical Systems, Inc.*                                147,500         2,724,325
Biosite, Inc.^*                                                1,700            76,364
Cardiac Science, Inc.*                                       110,000           269,500
Conceptus, Inc.^*                                            177,900         2,001,375
CTI Molecular Imaging, Inc.^*                                102,400         1,452,032
Cyberonics, Inc.^*                                            61,100         2,038,296
Cytyc Corp.^*                                                161,496         4,097,154
EPIX Medical, Inc.^*                                          24,900           525,390
Fischer Imaging Corp.*                                         7,900            18,170
I-Flow Corp.^*                                                31,000           367,660
IDEXX Laboratories, Inc.^*                                    40,043         2,520,306
Inamed Corp.*                                                  7,700           483,945
Integra LifeSciences Holdings Corp.^*                         17,000           599,590
Kensey Nash Corp.^*                                           18,000           621,000
Nektar Therapeutics^*                                         52,420         1,046,303
Penwest Pharmaceuticals Co.^*                                 93,500         1,197,735
Quidel Corp.^*                                                21,300           125,457
STAAR Surgical Co.*                                           92,000           717,600
Thoratec Corp.^*                                             198,800         2,133,124
Ventana Medical Systems, Inc.^*                               63,500         3,018,155
Viasys Healthcare, Inc.^*                                     85,680         1,791,569
                                                                       ---------------
                                                                       $    29,029,691
                                                                       ---------------
PHARMACEUTICALS -- 2.7%
AtheroGenics, Inc.^*                                          20,300   $       386,309
Connetics Corp.^*                                             27,400           553,480
Corcept Therapeutics, Inc.*                                   34,350           265,182
Inspire Phamaceuticals, Inc.*                                 70,300         1,175,416
Medicis Pharmaceutical Corp., "A"^                           100,000         3,995,000
United Therapeutics Corp.*                                    71,200         1,826,280
                                                                       ---------------
                                                                       $     8,201,667
                                                                       ---------------
PRINTING & PUBLISHING -- 0.6%
eSpeed, Inc., "A"^*                                           21,000   $       370,650
Meredith Corp.                                                14,800           813,408
Playboy Enterprises, Inc.^*                                   61,200           710,532
                                                                       ---------------
                                                                       $     1,894,590
                                                                       ---------------
REAL ESTATE -- 0.2%
CB Richard Ellis Group, Inc.^*                                34,900   $       666,590
                                                                       ---------------
RESTAURANTS -- 0.8%
Cheesecake Factory, Inc.*                                     40,700   $     1,619,453
P.F. Chang's China Bistro, Inc.*                              18,500           761,275
                                                                       ---------------
                                                                       $     2,380,728
                                                                       ---------------
SPECIAL PRODUCTS & SERVICES -- 0.5%
Ceradyne, Inc.^*                                              10,585   $       378,625
Rogers Corp.^*                                                16,300         1,139,370
                                                                       ---------------
                                                                       $     1,517,995
                                                                       ---------------
SPECIALTY CHEMICALS -- 0.6%
Delta & Pine Land Co.                                         61,025   $     1,339,499
Georgia Gulf Corp.^                                           15,400           552,244
                                                                       ---------------
                                                                       $     1,891,743
                                                                       ---------------
SPECIALTY STORES -- 6.3%
1-800-Flowers.com, Inc., "A"^*                               154,800   $     1,260,072
A.C. Moore Arts & Crafts, Inc.^*                              13,500           371,385
Charming Shoppes, Inc.*                                      213,600         1,907,448
Coldwater Creek, Inc.*                                        36,700           971,449
Finish Line, Inc., "A"*                                       34,000         1,025,780
Hot Topic, Inc.^*                                             34,500           706,905
Pacific Sunwear of California, Inc.*                          37,400           731,918
PETCO Animal Supplies, Inc.*                                  62,695         2,019,406
PETsMART, Inc.^                                               66,000         2,141,700
Regis Corp.                                                   73,700         3,286,283
Tuesday Morning Corp.^*                                       74,200         2,151,800
Urban Outfitters, Inc.^*                                      12,400           755,284
West Marine, Inc.^*                                           55,700         1,495,545
                                                                       ---------------
                                                                       $    18,824,975
                                                                       ---------------
TELECOMMUNICATIONS -- WIRELESS -- 1.7%
Alamosa Holdings, Inc.^*                                      39,590   $       290,987
Andrew Corp.^*                                                92,800         1,856,928
SpectraSite, Inc.*                                            69,500         3,003,790
                                                                       ---------------
                                                                       $     5,151,705
                                                                       ---------------
TELECOMMUNICATIONS -- WIRELINE -- 4.4%
ADTRAN, Inc.^                                                 78,400   $     2,616,208
At Road, Inc.^*                                               73,700           563,805
Blue Coat Systems, Inc.^*                                     40,800         1,366,392
Carrier Access Corp.^*                                        37,900           451,768
CommScope, Inc.^*                                             21,200           454,740
F5 Networks, Inc.^*                                           84,200         2,229,616
Foundry Networks, Inc.*                                       27,200           382,704
Harmonic, Inc.^*                                              72,000           613,440
NMS Communications Corp.*                                     36,300           267,894
Openwave Systems, Inc.^*                                      64,866           823,798
Powerwave Technologies, Inc.^*                               267,800         2,062,060
REMEC, Inc.^*                                                 34,400           217,408
Tekelec*                                                      52,000           944,840
ViaSat, Inc.^*                                                10,600           264,470
                                                                       ---------------
                                                                       $    13,259,143
                                                                       ---------------
    Total U.S. Stocks                                                  $   275,821,825
                                                                       ---------------
FOREIGN STOCKS -- 4.1%
CANADA -- 2.7%
Aber Diamond Corp. (Metals & Mining)*                         27,200   $       807,024
ATI Technologies, Inc.
  (Personal Computers & Peripherals)^*                        35,100           661,986
Axcan Pharma, Inc. (Pharmaceuticals)^*                        13,500           284,850
GSI Lumonics, Inc. (Electronics)*                             14,100           238,290
Meridian Gold, Inc.
  (Precious Metals & Minerals)*                               65,600           850,832
Neurochem, Inc. (Biotechnology)^*                             80,000         1,668,800
Vasogen, Inc. (Biotechnology)*                               295,600         1,433,660
Zarlink Semiconductor, Inc.
  (Electronics)*                                             523,400         2,261,088
                                                                       ---------------
                                                                       $     8,206,530
                                                                       ---------------
IRELAND -- 0.3%
SkillSoft PLC, ADR (Business Services)*                      125,900   $       956,840
                                                                       ---------------
ISRAEL -- 0.9%
AudioCodes Ltd.
  (Telecommunications -- Wireline)^*                          65,500   $       784,690
PowerDsine Ltd. (Electronics)*                                66,170           799,995
Retalix Ltd. (Computer Software)*                             44,100           893,025
Tower Semiconductor Ltd. (Electronics)*                       15,700            91,060
                                                                       ---------------
                                                                       $     2,568,770
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
FOREIGN STOCKS -- continued
LUXEMBOURG -- 0.2%
UTI Worldwide, Inc. (Trucking)^                                9,000   $       474,210
                                                                       ---------------
    Total Foreign Stocks                                               $    12,206,350
                                                                       ---------------
    Total Stocks (Identified Cost, $256,779,026)                       $   288,028,175
                                                                       ---------------
PREFERRED STOCK -- 0.4%
INTERNET -- 0.4%
eCollege.com*
  (Identified Cost, $895,650)                                 85,300   $     1,364,800
                                                                       ---------------

                                                       PAR AMOUNT
                                                      (000 OMITTED)
SHORT-TERM OBLIGATION -- 4.0%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                     $        11,979   $    11,979,000
                                                                       ---------------
REPURCHASE AGREEMENT -- 0.1%
Morgan Stanley Repurchase Agreement, 1.50%, dated
 6/30/04, due 7/01/04, total to be received
 $266,011 (secured by various U.S. Treasury and
 Federal Agency obligations in a jointly traded
 account), at Cost                                   $           266   $       266,000
                                                                       ---------------

                                                         SHARES
COLLATERAL FOR SECURITIES LOANED -- 23.3%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                             69,913,778   $    69,913,778
                                                                       ---------------
    Total Investments
      (Identified Cost, $339,833,454)                                  $   371,551,753
                                                                       ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (23.7)%                                              (71,260,548)
                                                                       ---------------
    Net Assets -- 100.0%                                               $   300,291,205
                                                                       ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
RESEARCH INTERNATIONAL SERIES

ISSUER                                               SHARES                 VALUE
STOCKS -- 96.8%
FOREIGN STOCKS -- 95.7%
AUSTRALIA -- 1.9%
News Corp. Ltd.
  (Broadcast & Cable TV)^*                                   129,599   $     1,142,268
Westpac Banking Corp.
  (Banks & Credit Companies)                                  92,318         1,129,396
                                                                       ---------------
                                                                       $     2,271,664
                                                                       ---------------
AUSTRIA -- 0.9%
Erste Bank der oesterreichischen
  Sparkassen AG
  (Banks & Credit Companies)                                   6,540   $     1,028,458
                                                                       ---------------
BERMUDA -- 0.6%
ESPRIT Holdings Ltd.
  (Specialty Stores)                                         156,500   $       700,264
                                                                       ---------------
BRAZIL -- 2.9%
Anacruz Celulose S.A., ADR
  (Forest & Paper Products)                                   46,040   $     1,503,666
Brasil Telecom Participacoes S.A., ADR
  (Telephone Services)                                        10,880           334,016
Companhia Vale do Rio Doce, ADR
  (Metals & Mining)                                           33,110         1,574,381
                                                                       ---------------
                                                                       $     3,412,063
                                                                       ---------------
CANADA -- 1.0%
CoolBrands International, Inc.
  (Food & Non-Alcoholic Beverages)*                           16,200   $       264,643
EnCana Corp. (Energy -- Independent)                          22,830           981,251
                                                                       ---------------
                                                                       $     1,245,894
                                                                       ---------------
CHINA -- 0.5%
Huaneng Power International, Inc.
  (Utilities -- Electric Power)                              614,000   $       547,111
                                                                       ---------------
FINLAND -- 0.5%
Stora Enso Oyj (Forest & Paper Products)                      40,600   $       551,421
                                                                       ---------------
FRANCE -- 7.3%
AXA (Insurance)^                                             107,650   $     2,373,424
Credit Agricole S.A
  (Banks & Credit Companies)^                                 55,517         1,352,505
Pernod Ricard (Alcoholic Beverages)^                           9,250         1,184,206
Renault S.A. (Automotive)                                      4,620           352,289
Sanofi-Synthelabo (Pharmaceuticals)^                          23,710         1,504,707
Suez S.A. (Utilities -- Electric Power)^                      89,940         1,874,501
                                                                       ---------------
                                                                       $     8,641,632
                                                                       ---------------
GERMANY -- 4.9%
Bayerische Motoren Werke AG
  (Automotive)                                                50,860   $     2,253,214
Deutsche Telekom AG
  (Telephone Services)                                        69,320         1,219,294
Hypo Real Estate Holding AG
  (Real Estate)*                                              35,170         1,032,886
Porsche AG, Preferred (Automotive)                             1,958         1,311,891
                                                                       ---------------
                                                                       $     5,817,285
                                                                       ---------------
GREECE -- 0.7%
Coca-Cola Hellenic Bottling Co. S.A
  (Food & Non-Alcoholic Beverages)                            35,130   $       819,036
                                                                       ---------------
HONG KONG -- 2.1%
China Mengniu Dairy
  (Food & Non-Alcoholic Beverages)*                        1,058,000   $       685,014
CNOOC Ltd. (Energy -- Independent)                         2,989,000         1,264,626
Star Cruises Ltd. (Gaming & Lodging)                       2,057,000           514,250
                                                                       ---------------
                                                                       $     2,463,890
                                                                       ---------------
HUNGARY -- 1.9%
MOL Magyar Olaj-es Gazipari Rt., GDR
  (Energy -- Integrated)+                                     26,110   $     1,018,290
OTP Bank Ltd., GDR
  (Banks & Credit Companies)                                  31,140         1,284,525
                                                                       ---------------
                                                                       $     2,302,815
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
FOREIGN STOCKS -- continued
INDIA -- 0.8%
Bharti Tele-Ventures Ltd.
  (Telephone Services)                                       330,890   $       981,908
                                                                       ---------------
IRELAND -- 1.4%
Anglo Irish Bank Corp. PLC
  (Banks & Credit Companies)*                                 58,448   $       918,422
DEPFA BANK PLC
  (Banks & Credit Companies)*                                 47,330           688,373
                                                                       ---------------
                                                                       $     1,606,795
                                                                       ---------------
ITALY -- 1.2%
Italcementi S.p.A. (Construction)                             35,610   $       306,238
Riunione Adriatica di Sicurta S.p.A.
  (Insurance)                                                 64,360         1,168,898
                                                                       ---------------
                                                                       $     1,475,136
                                                                       ---------------
JAPAN -- 25.1%
Aiful Corp. (Banks & Credit Companies)                        20,650   $     2,151,022
Bridgestone Corp. (Automotive)^                               56,000         1,049,888
Canon, Inc.
  (Personal Computers & Peripherals)^                         35,000         1,840,505
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals)^                                          72,600         1,136,688
Funai Electric Co. Ltd. (Electronics)                          8,300         1,247,903
HUNET, Inc. (Real Estate)^                                    97,000           254,598
Jaccs Co. Ltd.
  (Banks & Credit Companies)                                  59,000           379,862
KDDI Corp. (Telephone Services)                                  251         1,432,384
Kibun Food Chemifa Co. Ltd.
  (Food & Non-Alcoholic Beverages)                            49,000           896,246
Lawson, Inc. (Specialty Stores)                               22,800           938,315
Seiko Epson Corp. (Electronics)                               63,000         2,287,347
Sekisui Chemical Co. Ltd. (Construction)                     335,000         2,821,665
SOFTBANK CORP. (Business Services)^                           69,200         3,037,725
Sumitomo Bakelite Co. Ltd.
  (Specialty Chemicals)^                                     193,000         1,348,502
Sumitomo Mitsui Financial Group, Inc.
  (Banks & Credit Companies)                                     135           923,499
Takefuji Corp.
  (Banks & Credit Companies)^                                 26,340         1,905,431
Tamron Co. Ltd. (Leisure & Toys)^                             16,000           722,850
Tanabe Seiyaku Co. Ltd.
  (Pharmaceuticals)                                          141,000         1,258,549
Tokyo Gas Co. Ltd.
  (Natural Gas -- Distribution)                              641,000         2,268,663
Toyota Motor Corp. (Automotive)                               48,700         1,968,577
                                                                       ---------------
                                                                       $    29,870,219
                                                                       ---------------
LUXEMBOURG -- 0.9%
Tenaris S.A., ADR (Oil Services)                              32,270   $     1,056,843
                                                                       ---------------
MEXICO -- 3.0%
America Movil S.A. de C.V., ADR
  (Telecommunications -- Wireless)                            23,930   $       870,334
CEMEX S.A. de C.V., ADR (Construction)                        42,177         1,227,351
Grupo Elektra S.A. de C.V.
  (Specialty Stores)                                          80,010           473,144
Grupo Televisa S.A., ADR
  (Broadcast & Cable TV)                                      21,390           968,325
                                                                       ---------------
                                                                       $     3,539,154
                                                                       ---------------
NETHERLANDS -- 1.1%
VNU N.V. (Printing & Publishing)*                             46,888   $     1,363,317
                                                                       ---------------
NORWAY -- 0.8%
DnB Holding A.S.A.
  (Banks & Credit Companies)^                                140,640   $       959,799
                                                                       ---------------
SINGAPORE -- 1.0%
DBS Group Holdings Ltd.
  (Banks & Credit Companies)                                 141,000   $     1,179,574
                                                                       ---------------
SOUTH KOREA -- 1.8%
Hanaro Telecom, Inc.
  (Telephone Services)                                       240,180   $       546,667
Hyundai Motor Co. Ltd. (Automotive)                           17,810           685,119
Kookmin Bank
  (Banks & Credit Companies)                                  29,920           929,579
                                                                       ---------------
                                                                       $     2,161,365
                                                                       ---------------
SPAIN -- 4.3%
Altadis S.A. (Tobacco)^                                       57,630   $     1,783,056
Banco Bilbao Vizcaya Argentaria S.A.
  (Banks & Credit Companies)                                 146,220         1,955,653
Repsol YPF S.A. (Energy -- Independent)                       61,580         1,350,190
                                                                       ---------------
                                                                       $     5,088,899
                                                                       ---------------
SWEDEN -- 4.3%
Atlas Copco AB, "A" (Machinery & Tools)                       30,940   $     1,149,047
Autoliv, Inc. (Automotive)                                    16,140           674,466
Ericsson, Inc., "B"
  (Telecommunications -- Wireline)                           500,800         1,477,247
Sandvik AB (Machinery & Tools)^                               54,670         1,866,887
                                                                       ---------------
                                                                       $     5,167,647
                                                                       ---------------
SWITZERLAND -- 6.3%
Credit Suisse Group
  (Banks & Credit Companies)                                  25,280   $       898,602
Novartis AG (Pharmaceuticals)                                 30,850         1,361,501
Roche Holding AG (Pharmaceuticals)                            19,840         1,965,141
Syngenta AG (Chemicals)                                       12,522         1,050,252
UBS AG (Banks & Credit Companies)                             32,180         2,268,460
                                                                       ---------------
                                                                       $     7,543,956
                                                                       ---------------
UNITED KINGDOM -- 18.5%
AstraZeneca PLC (Pharmaceuticals)                             57,370   $     2,573,112
Aviva PLC (Insurance)*                                       177,108         1,826,941
Barclays PLC
  (Banks & Credit Companies)*                                183,350         1,561,428
BP PLC, ADR (Energy -- Integrated)                            73,521         3,938,517
Cadbury Schweppes PLC
  (Food & Non-Alcoholic Beverages)*                          143,420         1,236,980
easyJet Airline Co. Ltd. (Airlines)                          169,530           490,209
Johnston Press PLC
  (Printing & Publishing)                                     79,844           820,005
Kingfisher PLC (Specialty Stores)                            255,523         1,326,019
Reckitt Benckiser PLC
  (Consumer Goods & Services)*                                48,810         1,381,293
Royal Bank of Scotland Group PLC
  (Banks & Credit Companies)*                                 83,530         2,404,735
Vodafone Group PLC
  (Telecommunications -- Wireless)*                        1,374,830         3,009,611
William Hill Organization Ltd.
  (Gaming & Lodging)*                                         57,700           579,508
Yell Group PLC (Broadcast & Cable TV)                        127,700           798,122
                                                                       ---------------
                                                                       $    21,946,480
                                                                       ---------------
    Total Foreign Stocks                                               $   113,742,625
                                                                       ---------------
U.S. STOCKS -- 1.1%
BUSINESS SERVICES -- 1.1%
Manpower, Inc.                                                25,070   $     1,272,804
                                                                       ---------------
    Total Stocks (Identified Cost, $103,279,806)                       $   115,015,429
                                                                       ---------------

                                                       PAR AMOUNT
                                                      (000 OMITTED)
SHORT-TERM OBLIGATION -- 3.0%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                     $         3,546   $     3,546,000
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
COLLATERAL FOR SECURITIES LOANED -- 14.8%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                             17,646,278   $    17,646,278
                                                                       ---------------
    Total Investments
      (Identified Cost, $124,472,084)                                  $   136,207,707
                                                                       ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (14.6)%                                              (17,399,584)
                                                                       ---------------
    Net Assets -- 100.0%                                               $   118,808,123
                                                                       ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
STRATEGIC GROWTH SERIES

ISSUER                                                   SHARES             VALUE
STOCKS -- 95.9%
U.S. STOCKS -- 90.8%
AIRLINES -- 0.2%
Southwest Airlines Co.                                        11,010   $       184,638
                                                                       ---------------
APPAREL MANUFACTURERS -- 0.9%
Reebok International Ltd.                                     21,480   $       772,850
                                                                       ---------------
BANKS & CREDIT COMPANIES -- 4.9%
American Express Co.                                          28,480   $     1,463,302
Citigroup, Inc.                                               31,590         1,468,935
MBNA Corp.                                                    19,860           512,189
Mellon Financial Corp.                                        11,850           347,561
Northern Trust Corp.                                           9,000           380,520
                                                                       ---------------
                                                                       $     4,172,507
                                                                       ---------------
BIOTECHNOLOGY -- 3.9%
Amgen, Inc.*                                                  22,730   $     1,240,376
Genzyme Corp.*                                                21,520         1,018,542
Gilead Sciences, Inc.*                                        15,660         1,049,220
                                                                       ---------------
                                                                       $     3,308,138
                                                                       ---------------
BROADCAST & CABLE TV -- 5.0%
Comcast Corp., "Special A"*                                   48,980   $     1,352,338
Cox Communications, Inc., "A"^*                               28,220           784,234
Cox Radio, Inc., "A"*                                         10,060           174,843
EchoStar Communications Corp., "A"*                            9,330           286,898
Entercom Communications Corp., "A"*                            4,980           185,754
Time Warner, Inc.*                                            25,470           447,763
Univision Communications, Inc., "A"^*                         16,360           522,375
Westwood One, Inc.*                                           23,080           549,304
                                                                       ---------------
                                                                       $     4,303,509
                                                                       ---------------
BROKERAGE & ASSET MANAGERS -- 0.9%
Goldman Sachs Group, Inc.                                      4,980   $       468,917
Merrill Lynch & Co., Inc.                                      6,200           334,676
                                                                       ---------------
                                                                       $       803,593
                                                                       ---------------
BUSINESS SERVICES -- 1.3%
Fiserv, Inc.*                                                 11,440   $       444,902
Getty Images, Inc.*                                            5,850           351,000
Monster Worldwide, Inc.*                                      11,650           299,638
                                                                       ---------------
                                                                       $     1,095,540
                                                                       ---------------
COMPUTER SOFTWARE -- 11.8%
Akamai Technologies, Inc.*                                    11,780   $       211,451
Ascential Software Corp.*                                     14,800           236,652
BEA Systems, Inc.*                                            18,760           154,207
Computer Associates International, Inc.                       26,720           749,763
Manhattan Associates, Inc.^*                                   4,630           142,974
Mercury Interactive Corp.^*                                   16,810           837,642
Microsoft Corp.                                              125,930         3,596,560
Network Associates, Inc.*                                      9,480           171,872
Oracle Corp.*                                                 74,440           888,069
Red Hat, Inc.*                                                29,320           673,480
Symantec Corp.*                                               23,290         1,019,636
VERITAS Software Corp.*                                       48,529         1,344,253
                                                                       ---------------
                                                                       $    10,026,559
                                                                       ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.8%
International Business Machines Corp.                         17,630   $     1,554,085
                                                                       ---------------
CONSUMER GOODS & SERVICES -- 1.0%
Avon Products, Inc.^                                          15,940   $       735,472
Career Education Corp.*                                        3,110           141,692
                                                                       ---------------
                                                                       $       877,164
                                                                       ---------------
ELECTRICAL EQUIPMENT -- 7.5%
Cooper Industries Ltd., "A"                                    8,960   $       532,314
Danaher Corp.                                                  9,020           467,687
Emerson Electric Co.                                          12,030           764,507
General Electric Co.                                          79,070         2,561,868
Molex, Inc.^                                                  14,790           474,463
Tyco International Ltd.                                       49,460         1,639,104
                                                                       ---------------
                                                                       $     6,439,943
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
U.S. STOCKS -- continued
ELECTRONICS -- 6.9%
Amphenol Corp., "A"*                                           6,460   $       215,247
Analog Devices, Inc.                                          26,420         1,243,854
Applied Materials, Inc.*                                      24,770           485,987
Linear Technology Corp.                                       14,990           591,655
Maxim Integrated Products, Inc.^                               9,050           474,401
Novellus Systems, Inc.*                                       14,660           460,910
NVIDIA Corp.*                                                  9,350           191,675
PMC-Sierra, Inc.*                                             56,120           805,322
Texas Instruments, Inc.                                       25,130           607,643
Xilinx, Inc.                                                  24,530           817,094
                                                                       ---------------
                                                                       $     5,893,788
                                                                       ---------------
ENTERTAINMENT -- 2.9%
Clear Channel Communications, Inc.                            17,110   $       632,215
Viacom, Inc., "B"                                             42,163         1,506,062
Walt Disney Co.                                               14,000           356,860
                                                                       ---------------
                                                                       $     2,495,137
                                                                       ---------------
FOOD & DRUG STORES -- 1.3%
CVS Corp.                                                     20,850   $       876,117
Rite Aid Corp.*                                               38,350           200,187
                                                                       ---------------
                                                                       $     1,076,304
                                                                       ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 0.8%
PepsiCo, Inc.                                                 12,430   $       669,728
                                                                       ---------------
GAMING & LODGING -- 2.1%
Carnival Corp.                                                26,110   $     1,227,170
Royal Caribbean Cruises Ltd.^                                 12,550           544,796
                                                                       ---------------
                                                                       $     1,771,966
                                                                       ---------------
GENERAL MERCHANDISE -- 4.4%
Kohl's Corp.*                                                 30,230   $     1,278,124
Target Corp.                                                  29,650         1,259,236
Wal-Mart Stores, Inc.                                         22,420         1,182,879
                                                                       ---------------
                                                                       $     3,720,239
                                                                       ---------------
INSURANCE -- 3.3%
American International Group, Inc.                            27,385   $     1,952,003
Hartford Financial Services Group, Inc.                       13,130           902,556
                                                                       ---------------
                                                                       $     2,854,559
                                                                       ---------------
INTERNET -- 1.5%
eBay, Inc.*                                                    4,920   $       452,394
InterActiveCorp^*                                             28,420           856,579
                                                                       ---------------
                                                                       $     1,308,973
                                                                       ---------------
MACHINERY & TOOLS -- 1.2%
Eaton Corp.                                                    3,040   $       196,810
Illinois Tool Works, Inc.                                      5,110           489,998
Parker Hannifin Corp.                                          5,400           321,084
                                                                       ---------------
                                                                       $     1,007,892
                                                                       ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.6%
HCA, Inc.                                                     12,430   $       516,964
                                                                       ---------------
MEDICAL EQUIPMENT -- 1.7%
Medtronic, Inc.                                               22,500   $     1,096,200
Waters Corp.^*                                                 7,330           350,227
                                                                       ---------------
                                                                       $     1,446,427
                                                                       ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 2.6%
Dell, Inc.*                                                   48,080   $     1,722,226
Network Appliance, Inc.^*                                     21,660           466,340
                                                                       ---------------
                                                                       $     2,188,566
                                                                       ---------------
PHARMACEUTICALS -- 10.7%
Abbott Laboratories                                           32,540   $     1,326,330
Eli Lilly & Co.                                               20,580         1,438,748
Johnson & Johnson                                             59,000         3,286,300
Pfizer, Inc.                                                  50,412         1,728,123
Wyeth                                                         37,635         1,360,882
                                                                       ---------------
                                                                       $     9,140,383
                                                                       ---------------
PRINTING & PUBLISHING -- 0.1%
Lamar Advertising Co., "A"*                                    2,570   $       111,410
                                                                       ---------------
RESTAURANTS -- 0.5%
Outback Steakhouse, Inc.                                       9,790   $       404,914
                                                                       ---------------
SPECIALTY STORES -- 2.1%
Best Buy Co., Inc.                                             8,040   $       407,950
Circuit City Stores, Inc.                                     14,740           190,883
Hot Topic, Inc.^*                                             17,760           363,902
Pacific Sunwear of California, Inc.^*                         17,390           340,322
Staples, Inc.^                                                15,350           449,909
                                                                       ---------------
                                                                       $     1,752,966
                                                                       ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.7%
Andrew Corp.*                                                 29,780   $       595,898
                                                                       ---------------
TELECOMMUNICATIONS -- WIRELINE -- 6.2%
ADTRAN, Inc.^                                                 14,810   $       494,210
Cisco Systems, Inc.*                                         123,490         2,926,713
Comverse Technology, Inc.*                                    35,350           704,879
Corning, Inc.*                                                52,540           686,172
Foundry Networks, Inc.^*                                      22,690           319,248
Lucent Technologies, Inc.^*                                   38,750           146,475
                                                                       ---------------
                                                                       $     5,277,697
                                                                       ---------------
TELEPHONE SERVICES -- 0.2%
Sprint FON Group                                               9,115   $       160,424
                                                                       ---------------
TRUCKING -- 1.8%
FedEx Corp.                                                    9,990   $       816,083
United Parcel Service, Inc., "B"                              10,070           756,962
                                                                       ---------------
                                                                       $     1,573,045
                                                                       ---------------
    Total U.S. Stocks                                                  $    77,505,806
                                                                       ---------------
FOREIGN STOCKS -- 6.1%
AUSTRALIA -- 1.0%
News Corp. Ltd., Preferred, ADR
  (Broadcast & Cable TV)                                      26,500   $       871,320
                                                                       ---------------
BERMUDA -- 1.3%
Accenture Ltd., "A" (Business Services)*                      17,660   $       485,297
Ace Ltd. (Insurance)                                           5,050           213,514
Marvell Technology Group Ltd.
  (Electronics)*                                              16,300           435,210
                                                                       ---------------
                                                                       $     1,134,021
                                                                       ---------------
CANADA -- 0.5%
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                           76,510   $       381,785
                                                                       ---------------
FINLAND -- 0.3%
Nokia Corp., ADR
  (Telecommunications -- Wireless)                            14,980   $       217,809
                                                                       ---------------
IRELAND -- 0.7%
Elan Corp. PLC, ADR
  (Pharmaceuticals)^*                                         24,200   $       598,708
                                                                       ---------------
SOUTH KOREA -- 0.2%
Samsung Electronics Co. Ltd., GDR
  (Electronics)                                                1,000   $       205,750
                                                                       ---------------
SWEDEN -- 1.0%
Telefonaktiebolaget LM Ericsson, ADR
  (Telecommunications -- Wireline)^*                          27,920   $       835,366
                                                                       ---------------
UNITED KINGDOM -- 1.1%
Amdocs Ltd. (Computer Software)*                              21,790   $       510,540
Vodafone Group PLC, ADR
  (Telecommunications -- Wireless)                            21,166           467,769
                                                                       ---------------
                                                                       $       978,309
                                                                       ---------------
    Total Foreign Stocks                                               $     5,223,068
                                                                       ---------------
    Total Stocks (Identified Cost, $77,041,306)                        $    82,728,874
                                                                       ---------------

                                                       PAR AMOUNT
ISSUER                                                (000 OMITTED)         VALUE
SHORT-TERM OBLIGATION -- 1.0%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                     $           849   $       849,000
                                                                       ---------------
REPURCHASE AGREEMENT -- 3.0%
Morgan Stanley Repurchase Agreement,
  1.50% dated 6/30/04, due 7/01/04, total
  to be received $2,530,105 (secured by
  various U.S. Treasury and Federal
  Agency obligations in a jointly traded
  account), at Cost                                  $         2,530   $     2,530,000
                                                                       ---------------

                                                         SHARES
COLLATERAL FOR SECURITIES LOANED -- 7.1%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                              6,067,838   $     6,067,838
                                                                       ---------------
    Total Investments
      (Identified Cost, $87,417,069)                                   $    92,175,712
                                                                       ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (8.0)%                                                (6,857,491)
                                                                       ---------------
    Net Assets -- 100.0%                                               $    85,318,221
                                                                       ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
STRATEGIC VALUE SERIES

ISSUER                                                   SHARES             VALUE
STOCKS -- 97.7%
U.S. STOCKS -- 88.8%
AEROSPACE -- 2.8%
Lockheed Martin Corp.                                          5,340   $       278,107
                                                                       ---------------
AIRLINES -- 0.6%
Southwest Airlines Co.                                         3,780   $        63,391
                                                                       ---------------
BANKS & CREDIT COMPANIES -- 11.0%
Bank of America Corp.                                          2,793   $       236,344
Citigroup, Inc.                                                4,410           205,065
Freddie Mac                                                    3,695           233,832
MBNA Corp.                                                     1,500            38,685
Mellon Financial Corp.                                         7,935           232,734
PNC Financial Services Group, Inc.                             2,890           153,401
                                                                       ---------------
                                                                       $     1,100,061
                                                                       ---------------
BROADCAST & CABLE TV -- 2.3%
Comcast Corp., "Special A"*                                    8,150   $       225,022
                                                                       ---------------
BROKERAGE & ASSET MANAGERS -- 1.6%
Merrill Lynch & Co., Inc.                                      2,985   $       161,130
                                                                       ---------------
CHEMICALS -- 2.2%
E.I. du Pont de Nemours & Co.                                  2,680   $       119,046
Lyondell Chemical Co.                                          5,700            99,123
                                                                       ---------------
                                                                       $       218,169
                                                                       ---------------
COMPUTER SOFTWARE -- 5.9%
Computer Associates International, Inc.                        3,600   $       101,016
Microsoft Corp.                                               14,010           400,154
Network Associates, Inc.*                                      4,650            84,305
                                                                       ---------------
                                                                       $       585,475
                                                                       ---------------
CONSUMER GOODS & SERVICES -- 2.4%
Newell Rubbermaid, Inc.                                        9,970   $       234,295
                                                                       ---------------
CONTAINERS -- 3.1%
Owens-Illinois, Inc.*                                         13,510   $       226,428
Smurfit-Stone Container Corp.*                                 4,080            81,396
                                                                       ---------------
                                                                       $       307,824
                                                                       ---------------
ELECTRICAL EQUIPMENT -- 3.7%
General Electric Co.                                           5,060   $       163,944
Tyco International Ltd.                                        6,090           201,823
                                                                       ---------------
                                                                       $       365,767
                                                                       ---------------
ENERGY -- INDEPENDENT -- 2.3%
Devon Energy Corp.                                             2,565   $       169,290
Newfield Exploration Co.*                                      1,060            59,084
                                                                       ---------------
                                                                       $       228,374
                                                                       ---------------
ENTERTAINMENT -- 5.0%
Viacom, Inc., "B"                                              8,130   $       290,404
Walt Disney Co.                                                8,320           212,077
                                                                       ---------------
                                                                       $       502,481
                                                                       ---------------
FOOD & DRUG STORES -- 1.6%
Kroger Co.*                                                    2,760   $        50,232
Rite Aid Corp.*                                               21,400           111,708
                                                                       ---------------
                                                                       $       161,940
                                                                       ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.0%
General Mills, Inc.                                            4,100   $       194,873
                                                                       ---------------
FOREST & PAPER PRODUCTS -- 0.9%
Bowater, Inc.                                                  2,092   $        87,006
                                                                       ---------------
INSURANCE -- 5.0%
Allstate Corp.                                                 4,730   $       220,182
Conseco, Inc.*                                                 6,660           132,534
Hartford Financial Services Group, Inc.                        2,125           146,073
                                                                       ---------------
                                                                       $       498,789
                                                                       ---------------
LEISURE & TOYS -- 0.4%
Mattel, Inc.                                                   2,000   $        36,500
                                                                       ---------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 2.9%
Apria Healthcare Group, Inc.*                                  1,540   $        44,198

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
U.S. STOCKS -- continued
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- continued
Lincare Holdings, Inc.*                                        2,000   $        65,720
Tenet Healthcare Corp.*                                       13,180           176,744
                                                                       ---------------
                                                                       $       286,662
                                                                       ---------------
OIL SERVICES -- 9.8%
BJ Services Co.*                                               3,230   $       148,063
Cooper Cameron Corp.*                                          3,370           164,119
GlobalSantaFe Corp.                                           10,865           287,923
Noble Corp.*                                                   6,550           248,180
Schlumberger Ltd.                                              1,950           123,845
                                                                       ---------------
                                                                       $       972,130
                                                                       ---------------
PHARMACEUTICALS -- 10.4%
Abbott Laboratories                                            2,320   $        94,563
Johnson & Johnson                                              6,380           355,366
Merck & Co., Inc.                                              6,005           285,238
Wyeth                                                          8,200           296,512
                                                                       ---------------
                                                                       $     1,031,679
                                                                       ---------------
SPECIALTY STORES -- 1.2%
Home Depot, Inc.                                               3,480   $       122,496
                                                                       ---------------
TELEPHONE SERVICES -- 8.4%
Sprint FON Group                                              24,680   $       434,396
Verizon Communications, Inc.                                  11,235           406,595
                                                                       ---------------
                                                                       $       840,991
                                                                       ---------------
UTILITIES -- ELECTRIC POWER -- 3.3%
Calpine Corp.*                                                43,755   $       189,022
TXU Corp.                                                      3,440           139,354
                                                                       ---------------
                                                                       $       328,376
                                                                       ---------------
    Total U.S. Stocks                                                  $     8,831,538
                                                                       ---------------
FOREIGN STOCKS -- 8.9%
BRAZIL -- 1.8%
Companhia Vale do Rio Doce, ADR
  (Metals & Mining)                                            3,790   $       180,215
                                                                       ---------------
CANADA -- 3.3%
Magna International, Inc., "A"
  (Automotive)                                                 1,220   $       103,907
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                           46,050           229,790
                                                                       ---------------
                                                                       $       333,697
                                                                       ---------------
FINLAND -- 2.3%
Nokia Corp., ADR
  (Telecommunications -- Wireless)                            15,560   $       226,242
                                                                       ---------------
UNITED KINGDOM -- 1.5%
Vodafone Group PLC, ADR
  (Telecommunications -- Wireless)                             6,744   $       149,042
                                                                       ---------------
    Total Foreign Stocks                                               $       889,196
                                                                       ---------------
    Total Stocks (Identified Cost, $8,947,319)                         $     9,720,734
                                                                       ---------------

                                                       PAR AMOUNT
                                                      (000 OMITTED)
SHORT-TERM OBLIGATION -- 2.2%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                     $           223   $       223,000
                                                                       ---------------
    Total Investments
      (Identified Cost, $9,170,319)                                    $     9,943,734
                                                                       ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.1%                                                       8,399
                                                                       ---------------
    Net Assets -- 100.0%                                               $     9,952,133
                                                                       ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
TECHNOLOGY SERIES

ISSUER                                                   SHARES             VALUE
STOCKS -- 94.9%
U.S. STOCKS -- 81.8%
BUSINESS SERVICES -- 8.3%
Alliance Data Systems Corp.*                                   9,930   $       419,543
Ceridian Corp.*                                               13,310           299,475
Digitas, Inc.^*                                               39,490           435,575
DST Systems, Inc.*                                            11,040           530,914
Fiserv, Inc.*                                                  5,200           202,228
Getty Images, Inc.*                                            7,930           475,800
Perot Systems Corp., "A"^*                                    12,080           160,302
                                                                       ---------------
                                                                       $     2,523,837
                                                                       ---------------
COMPUTER SOFTWARE -- 15.9%
Akamai Technologies, Inc.^*                                   29,930   $       537,244
Altiris, Inc.^*                                                4,630           127,834
Aspect Communications Corp.^*                                  6,920            98,264
Autodesk, Inc.^                                                2,600           111,306
Computer Associates International, Inc.                        8,000           224,480
Magma Design Automation, Inc.^*                                5,620           108,073
Manhattan Associates, Inc.^*                                  10,150           313,432
Microsoft Corp.                                               37,870         1,081,567
Novell, Inc.^*                                                 9,800            82,222
Oracle Corp.*                                                 64,350           767,696
Red Hat, Inc.^*                                               13,000           298,610
SERENA Software, Inc.^*                                       14,310           273,178
SupportSoft, Inc.*                                            16,100           139,748
Symantec Corp.*                                                6,600           288,948
VERITAS Software Corp.*                                       14,170           392,509
                                                                       ---------------
                                                                       $     4,845,111
                                                                       ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 6.1%
Avnet, Inc.^*                                                  9,090   $       206,343
Black Box Corp.^                                               3,510           165,883
Hewlett-Packard Co.                                           35,590           750,949
International Business Machines Corp.                          4,890           431,054
SS&C Technologies, Inc.                                        6,600           123,420
Tech Data Corp.*                                               4,510           176,476
                                                                       ---------------
                                                                       $     1,854,125
                                                                       ---------------
ELECTRONICS -- 19.4%
Amphenol Corp., "A"^*                                          8,900   $       296,548
Analog Devices, Inc.                                          14,610           687,839
Applied Films Corp.^*                                          7,880           228,678
Applied Materials, Inc.^*                                     11,780           231,124
Arrow Electronics, Inc.^*                                      9,980           267,664
Cymer, Inc.^*                                                  5,930           222,019
DSP Group, Inc.^*                                              5,410           147,368
ESS Technology, Inc.*                                          7,800            83,538
Integrated Circuit Systems, Inc.^*                            18,760           509,522
Intel Corp.                                                   41,570         1,147,332
International Rectifier Corp.^*                                2,100            86,982
National Semiconductor Corp.^*                                 6,440           141,616
Novellus Systems, Inc.*                                        3,290           103,438
PerkinElmer, Inc.^                                             3,910            78,356
PMC-Sierra, Inc.^*                                            13,040           187,124
Power Integrations, Inc.*                                      3,940            98,106
Texas Instruments, Inc.                                       23,750           574,275
Vishay Intertechnology, Inc.^*                                26,960           500,917
Xilinx, Inc.                                                   9,590           319,443
                                                                       ---------------
                                                                       $     5,911,889
                                                                       ---------------
INTERNET -- 8.2%
Digital River, Inc.*                                          10,080   $       328,910
EarthLink, Inc.*                                              13,980           144,693
eBay, Inc.*                                                   13,160         1,210,062
Versata, Inc.^*                                                    2                 4
Yahoo!, Inc.^*                                                22,100           802,893
                                                                       ---------------
                                                                       $     2,486,562
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
U.S. STOCKS -- continued
PERSONAL COMPUTERS & PERIPHERALS -- 5.3%
Dell, Inc.*                                                   32,320   $     1,157,702
Lexmark International, Inc., "A"*                              4,770           460,448
                                                                       ---------------
                                                                       $     1,618,150
                                                                       ---------------
TELECOMMUNICATIONS -- WIRELESS -- 1.5%
Andrew Corp.^*                                                23,350   $       467,234
                                                                       ---------------
TELECOMMUNICATIONS -- WIRELINE -- 17.1%
ADTRAN, Inc.^                                                 14,180   $       473,187
At Road, Inc.^*                                               13,690           104,729
Blue Coat Systems, Inc.^*                                      3,400           113,866
Cisco Systems, Inc.*                                          75,730         1,794,801
F5 Networks, Inc.^*                                            3,850           101,948
Foundry Networks, Inc.*                                        4,810            67,677
InterDigital Communications Corp.^*                            8,800           165,528
Juniper Networks, Inc.^*                                      12,120           297,788
Motorola, Inc.^                                               44,540           812,855
QUALCOMM, Inc.                                                12,260           894,735
Scientific-Atlanta, Inc.                                      11,650           401,925
                                                                       ---------------
                                                                       $     5,229,039
                                                                       ---------------
    Total U.S. Stocks                                                  $    24,935,947
                                                                       ---------------
FOREIGN STOCKS -- 13.1%
BERMUDA -- 3.0%
Accenture Ltd., "A" (Business Services)*                      21,780   $       598,514
Marvell Technology Group Ltd.
  (Electronics)^*                                             11,880           317,196
                                                                       ---------------
                                                                       $       915,710
                                                                       ---------------
CANADA -- 1.6%
CGI Group, Inc.
  (Computer Software -- Systems)*                             10,000   $        67,507
Nortel Networks Corp.
  (Telecommunications -- Wireline)^*                          86,020           429,240
                                                                       ---------------
                                                                       $       496,747
                                                                       ---------------
ISRAEL -- 0.8%
PowerDsine Ltd. (Electronics)*                                10,330   $       124,890
Retalix Ltd. (Computer Software)*                              5,600           113,400
                                                                       ---------------
                                                                       $       238,290
                                                                       ---------------
JAPAN -- 1.3%
Seiko Epson Corp. (Electronics)                                6,400   $       232,365
SOFTBANK CORP. (Business Services)                             3,600           158,032
                                                                       ---------------
                                                                       $       390,397
                                                                       ---------------
MEXICO -- 0.9%
America Movil S.A. de C.V., ADR
  (Telecommunications -- Wireless)                             7,930   $       288,414
                                                                       ---------------
NETHERLANDS -- 0.4%
ASML Holding N.V. (Electronics)^*                              6,540   $       111,899
                                                                       ---------------
SOUTH KOREA -- 2.1%
Samsung Electronics Co. Ltd., GDR
  (Electronics)                                                2,520   $       518,490
Samsung SDI Co. Ltd., GDR
  (Electrical Equipment)                                       5,110           133,524
                                                                       ---------------
                                                                       $       652,014
                                                                       ---------------
SWEDEN -- 0.9%
Ericsson, Inc., "B"
  (Telecommunications -- Wireline)                            88,120   $       259,934
                                                                       ---------------
UNITED KINGDOM -- 2.1%
Amdocs Ltd. (Computer Software)*                              26,990   $       632,371
                                                                       ---------------
    Total Foreign Stocks                                               $     3,985,776
                                                                       ---------------
    Total Stocks (Identified Cost, $25,977,088)                        $    28,921,723
                                                                       ---------------

                                                       PAR AMOUNT
ISSUER                                                (000 OMITTED)         VALUE
CONVERTIBLE BOND -- 0.4%
COMPUTER SOFTWARE -- SYSTEMS -- 0.4%
Brocade Communications
  Systems, Inc., 2%, 2007                            $           115   $       104,075
                                                                       ---------------
SHORT-TERM OBLIGATION -- 1.8%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                     $           557   $       557,000
                                                                       ---------------

                                                         SHARES
COLLATERAL FOR SECURITIES LOANED -- 23.7%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                              7,236,691   $     7,236,691
                                                                       ---------------
    Total Investments
      (Indentified Cost, $33,885,231)                                  $    36,819,489
                                                                       ---------------

ISSUER/                                                 PAR AMOUNT
EXPIRATION MONTH/                                      OF CONTRACTS
PRICE                                                 (000) OMITTED
CALL OPTIONS WRITTEN -- (0.1)%
Oracle Corp./July/12                                 $          (222)  $        (5,550)
QUALCOMM Inc./August/75                                          (60)          (13,200)
                                                                       ---------------
    Total Call Options Written
      (Premium Received, $(12,746)                                     $       (18,750)
                                                                       ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (20.7)%                                               (6,328,090)
                                                                       ---------------
    Net Assets -- 100.0%                                               $    30,472,649
                                                                       ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
VALUE SERIES

ISSUER                                                   SHARES             VALUE
STOCKS -- 97.3%
U.S. STOCKS -- 88.3%
AEROSPACE -- 3.3%
Lockheed Martin Corp.                                        152,500   $     7,942,200
Northrop Grumman Corp.                                       108,200         5,810,340
                                                                       ---------------
                                                                       $    13,752,540
                                                                       ---------------
BANKS & CREDIT COMPANIES -- 19.2%
American Express Co.                                          92,500   $     4,752,650
Bank of America Corp.                                        229,488        19,419,275
BANK ONE Corp.                                               118,000         6,018,000
Citigroup, Inc.                                              345,100        16,047,150
Fannie Mae                                                   123,100         8,784,416
MBNA Corp.                                                    64,000         1,650,560
Mellon Financial Corp.                                       229,100         6,719,503
PNC Financial Services Group, Inc.                            97,400         5,169,992
SouthTrust Corp.                                              48,340         1,876,075
SunTrust Banks, Inc.^                                        141,100         9,170,089
                                                                       ---------------
                                                                       $    79,607,710
                                                                       ---------------
BROADCAST & CABLE TV -- 2.7%
Comcast Corp., "Special A"*                                  212,200   $     5,858,842
Cox Communications, Inc., "A"^*                               75,000         2,084,250
Time Warner, Inc.*                                           189,800         3,336,684
                                                                       ---------------
                                                                       $    11,279,776
                                                                       ---------------
BROKERAGE & ASSET MANAGERS -- 3.6%
Franklin Resources, Inc.                                      13,700   $       686,096
Goldman Sachs Group, Inc.                                     94,100         8,860,456
Merrill Lynch & Co., Inc.                                    101,780         5,494,084
                                                                       ---------------
                                                                       $    15,040,636
                                                                       ---------------
CHEMICALS -- 6.0%
Air Products & Chemicals, Inc.                                88,547   $     4,644,290
Dow Chemical Co.                                              94,100         3,829,870
E.I. du Pont de Nemours & Co.                                142,000         6,307,640
Monsanto Co.                                                  99,800         3,842,300
PPG Industries, Inc.                                         100,600         6,286,494
                                                                       ---------------
                                                                       $    24,910,594
                                                                       ---------------
COMPUTER SOFTWARE -- 0.5%
Microsoft Corp.                                               72,800   $     2,079,168
                                                                       ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.0%
Hewlett-Packard Co.                                           52,800   $     1,114,080
International Business Machines Corp.                         32,200         2,838,430
                                                                       ---------------
                                                                       $     3,952,510
                                                                       ---------------
CONSTRUCTION -- 0.6%
Masco Corp.                                                   76,400   $     2,382,152
                                                                       ---------------
CONSUMER GOODS & SERVICES -- 1.9%
Kimberly-Clark Corp.                                         118,800   $     7,826,544
                                                                       ---------------
CONTAINERS -- 0.5%
Smurfit-Stone Container Corp.^*                               96,000   $     1,915,200
                                                                       ---------------
Electrical Equipment -- 1.6%
Cooper Industries Ltd., "A"                                   25,800   $     1,532,778
Emerson Electric Co.                                          80,500         5,115,775
                                                                       ---------------
                                                                       $     6,648,553
                                                                       ---------------
ELECTRONICS -- 0.5%
Novellus Systems, Inc.*                                       70,400   $     2,213,376
                                                                       ---------------
ENERGY -- INDEPENDENT -- 2.2%
Devon Energy Corp.                                            26,030   $     1,717,980
EOG Resources, Inc.                                           32,200         1,922,662
Unocal Corp.                                                 142,252         5,405,576
                                                                       ---------------
                                                                       $     9,046,218
                                                                       ---------------
ENERGY -- INTEGRATED -- 4.2%
ChevronTexaco Corp.                                           13,500   $     1,270,485
ConocoPhillips                                               112,700         8,597,883
Exxon Mobil Corp.                                            167,772         7,450,755
                                                                       ---------------
                                                                       $    17,319,123
                                                                       ---------------
ENTERTAINMENT -- 2.1%
Viacom, Inc., "B"                                            211,718   $     7,562,567
Walt Disney Co.                                               43,300         1,103,717
                                                                       ---------------
                                                                       $     8,666,284
                                                                       ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 5.0%
Archer Daniels Midland Co.                                   371,765   $     6,238,217
H.J. Heinz Co.                                               105,200         4,123,840
Kellogg Co.                                                  164,200         6,871,770
PepsiCo, Inc.                                                 15,898           856,584
Sara Lee Corp.                                               117,500         2,701,325
                                                                       ---------------
                                                                       $    20,791,736
                                                                       ---------------
FOREST & PAPER PRODUCTS -- 1.8%
Bowater, Inc.                                                 36,300   $     1,509,717
International Paper Co.                                      135,400         6,052,380
                                                                       ---------------
                                                                       $     7,562,097
                                                                       ---------------
INSURANCE -- 6.2%
AFLAC, Inc.                                                   35,900   $     1,465,079
Allstate Corp.                                               111,060         5,169,843
Chubb Corp.                                                   28,180         1,921,312
Hartford Financial Services Group, Inc.                       56,040         3,852,190
Marsh & McLennan Cos., Inc.                                   21,000           952,980
MetLife, Inc.                                                199,280         7,144,188
St. Paul Travelers Cos., Inc.                                131,920         5,348,037
                                                                       ---------------
                                                                       $    25,853,629
                                                                       ---------------
LEISURE & TOYS -- 0.2%
Hasbro, Inc.                                                  50,000   $       950,000
                                                                       ---------------
MACHINERY & TOOLS -- 0.8%
Deere & Co.                                                   44,510   $     3,121,931
                                                                       ---------------
MEDICAL EQUIPMENT -- 0.5%
Baxter International, Inc.                                    41,900   $     1,445,969
Guidant Corp.                                                 14,100           787,908
                                                                       ---------------
                                                                       $     2,233,877
                                                                       ---------------
NATURAL GAS -- DISTRIBUTION -- 0.6%
KeySpan Corp.                                                 38,400   $     1,409,280
National Fuel Gas Co.^                                        46,656         1,166,400
                                                                       ---------------
                                                                       $     2,575,680
                                                                       ---------------
OIL SERVICES -- 1.6%
GlobalSantaFe Corp.                                           32,600   $       863,900
Noble Corp.*                                                  85,710         3,247,552
Schlumberger Ltd.                                             36,900         2,343,519
                                                                       ---------------
                                                                       $     6,454,971
                                                                       ---------------
PHARMACEUTICALS -- 5.8%
Abbott Laboratories                                          123,300   $     5,025,708
Eli Lilly & Co.                                               19,600         1,370,236
Johnson & Johnson                                            158,800         8,845,160
Merck & Co., Inc.                                             44,200         2,099,500
Pfizer, Inc.                                                 109,400         3,750,232
Wyeth                                                         74,600         2,697,536
                                                                       ---------------
                                                                       $    23,788,372
                                                                       ---------------
PRINTING & PUBLISHING -- 1.2%
Tribune Co.                                                  108,617   $     4,946,418
                                                                       ---------------
RAILROAD & SHIPPING -- 1.6%
Burlington Northern Santa Fe Corp.                           100,600   $     3,528,042
Union Pacific Corp.                                           51,600         3,067,620
                                                                       ---------------
                                                                       $     6,595,662
                                                                       ---------------
RESTAURANTS -- 0.6%
McDonald's Corp.                                              90,900   $     2,363,400
                                                                       ---------------
SPECIALTY CHEMICALS -- 0.3%
Praxair, Inc.                                                 32,600   $     1,301,066
                                                                       ---------------
SPECIALTY STORES -- 0.5%
TJX Cos., Inc.                                                84,900   $     2,049,486
                                                                       ---------------

ISSUER                                                   SHARES             VALUE
STOCKS -- continued
U.S. STOCKS -- continued
TELEPHONE SERVICES -- 4.6%
SBC Communications, Inc.                                     169,500   $     4,110,375
Sprint FON Group                                             350,000         6,160,000
Verizon Communications, Inc.                                 244,300         8,841,217
                                                                       ---------------
                                                                       $    19,111,592
                                                                       ---------------
TOBACCO -- 2.2%
Altria Group, Inc.                                           181,370   $     9,077,569
                                                                       ---------------
UTILITIES -- ELECTRIC POWER -- 4.9%
Ameren Corp.                                                  23,340   $     1,002,686
Cinergy Corp.                                                 59,700         2,268,600
Dominion Resources, Inc.                                      60,300         3,803,724
Energy East Corp.                                             89,100         2,160,675
Entergy Corp.                                                 44,900         2,514,849
Exelon Corp.                                                  30,600         1,018,674
FirstEnergy Corp.                                             25,740           962,933
NSTAR                                                         21,373         1,023,339
PPL Corp.                                                     40,150         1,842,885
TXU Corp.                                                     95,500         3,868,705
                                                                       ---------------
                                                                       $    20,467,070
                                                                       ---------------
    Total U.S. Stocks                                                  $   365,884,940
                                                                       ---------------
FOREIGN STOCKS -- 9.0%
BERMUDA -- 0.6%
Accenture Ltd., "A" (Business Services)*                      96,400   $     2,649,072
                                                                       ---------------
CANADA -- 0.1%
Finning International, Inc.
  (Machinery & Tools)                                         16,700   $       414,199
                                                                       ---------------
FRANCE -- 1.2%
TOTAL S.A., ADR (Energy -- Integrated)                        49,900   $     4,794,392
                                                                       ---------------
SWITZERLAND -- 2.6%
Novartis AG (Pharmaceuticals)                                 72,700   $     3,208,463
Roche Holding AG (Pharmaceuticals)                            42,900         4,249,221
Syngenta AG (Chemicals)                                       37,220         3,121,735
                                                                       ---------------
                                                                       $    10,579,419
                                                                       ---------------
UNITED KINGDOM -- 4.5%
BP PLC, ADR (Energy -- Integrated)                           151,400   $     8,110,498
Diageo PLC (Alcoholic Beverages)*                            148,003         1,994,921
Reed Elsevier PLC (Printing & Publishing)                    486,100         4,723,507
Vodafone Group PLC
  (Telecommunications -- Wireless)*                        1,775,500         3,886,709
                                                                       ---------------
                                                                       $    18,715,635
                                                                       ---------------
    Total Foreign Stocks                                               $    37,152,717
                                                                       ---------------
    Total Stocks (Identified Cost, $360,975,409)                       $   403,037,657
                                                                       ---------------

                                                       PAR AMOUNT
                                                      (000 OMITTED)
SHORT-TERM OBLIGATION -- 2.8%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                     $        11,495   $    11,495,000
                                                                       ---------------

                                                         SHARES
COLLATERAL FOR SECURITIES LOANED -- 1.1%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                              4,745,273   $     4,745,273
                                                                       ---------------
    Total Investments
      (Identified Cost, $377,215,682)                                  $   419,277,930
                                                                       ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (1.2)%                                                (5,175,088)
                                                                       ---------------
    Net Assets -- 100.0%                                               $   414,102,842
                                                                       ===============

PORTFOLIO FOOTNOTES:

 * Non-income producing security.
 ^ All or a portion of this security is on loan.
 ~ As of June 30, 2004, one security of the International Growth Series representing $549,713 and 0.4% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
## SEC Rule 144A restriction.
 + Restricted security.

           See portfolio footnotes and notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)-- at June 30, 2004

                                                    CAPITAL           CORE         INTERNATIONAL    MASSACHUSETTS       MID CAP
                                                 OPPORTUNITIES       EQUITY           GROWTH       INVESTORS GROWTH      VALUE
                                                    SERIES           SERIES           SERIES         STOCK SERIES       SERIES
                                                --------------   --------------   --------------   ----------------  --------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost    $  264,129,196   $   87,459,573   $  121,256,368   $    573,350,223  $   19,608,981
    Unrealized appreciation                         24,877,715        8,634,099       20,084,282         14,070,629       1,315,655
                                                --------------   --------------   --------------   ----------------  --------------
        Total investments, at value (including
          securities loaned of $16,021,389,
          $7,100,938, $16,351,116, $16,939,381,
          and $-, respectively)                 $  289,006,911   $   96,093,672   $  141,340,650   $    587,420,852  $   20,924,636
  Cash                                                     704              582            3,048                622             900
  Foreign currency, at value (identified cost,
    $-, $-, $82,083, $-, and $-, respectively)              --               --           81,481                 --              --
  Receivable for investments sold                    2,376,000        1,109,569          925,575         11,459,356           6,673
  Receivable for series shares sold                     40,506           84,960           49,284            208,561          10,504
  Interest and dividends receivable                    195,692           87,820          296,318            283,983          20,197
  Receivable from investment adviser                        --               --               --                 --           9,692
  Other assets                                             574               42              156              7,420              --
                                                --------------   --------------   --------------   ----------------  --------------
        Total assets                            $  291,620,387   $   97,376,645   $  142,696,512   $    599,380,794  $   20,972,602
                                                ==============   ==============   ==============   ================  ==============
Liabilities:
  Payable for investments purchased             $    3,107,700   $    1,378,955   $      203,633   $     15,654,429  $       28,627
  Payable for series shares reacquired                 208,968           57,598          298,174            389,198           1,408
  Collateral for securities loaned, at value        16,412,919        7,282,322       17,113,126         17,333,159              --
  Payable to affiliates --
    Management fee                                       5,871            1,816            3,079             11,554             439
    Distribution fee (Service Class)                       108               63              105                544             217
    Administrative fee                                      83               27               38                172              13
  Accrued expenses and other liabilities                52,641           27,913           53,689             45,339          22,041
                                                --------------   --------------   --------------   ----------------  --------------
        Total liabilities                       $   19,788,290   $    8,748,694   $   17,671,844   $     33,434,395  $       52,745
                                                --------------   --------------   --------------   ----------------  --------------
Net assets                                      $  271,832,097   $   88,627,951   $  125,024,668   $    565,946,399  $   20,919,857
                                                ==============   ==============   ==============   ================  ==============
Net assets consist of:
  Paid-in capital                               $  579,085,557   $   93,223,271   $  119,508,243   $  1,010,835,749  $   17,836,870
  Unrealized appreciation on investments
    and translation of assets and liabilities
    in foreign currencies                           24,877,715        8,634,143       20,084,896         14,070,967       1,315,655
  Accumulated undistributed net realized
    gain (loss) on investments and foreign
    currency transactions                         (332,527,723)     (13,443,921)     (15,781,673)      (458,729,299)      1,779,805
  Accumulated undistributed net
    investment income (loss)                           396,548          214,458        1,213,202           (231,018)        (12,473)
                                                --------------   --------------   --------------   ----------------  --------------
        Total                                   $  271,832,097   $   88,627,951   $  125,024,668   $    565,946,399  $   20,919,857
                                                ==============   ==============   ==============   ================  ==============
Net Assets
  Initial Class                                 $  256,058,821   $   79,405,193   $  109,520,665   $    485,711,176  $       25,814
  Service Class                                     15,773,276        9,222,758       15,504,003         80,235,223      20,894,043
                                                --------------   --------------   --------------   ----------------  --------------
        Total                                   $  271,832,097   $   88,627,951   $  125,024,668   $    565,946,399  $   20,919,857
                                                ==============   ==============   ==============   ================  ==============
Shares of beneficial interest outstanding
  Initial Class                                     20,961,457        6,096,238        9,202,215         55,008,559           2,310
  Service Class                                      1,295,004          710,308        1,305,840          9,138,731       1,873,153
                                                --------------   --------------   --------------   ----------------  --------------
        Total                                       22,256,461        6,806,546       10,508,055         64,147,290       1,875,463
                                                ==============   ==============   ==============   ================  ==============
Net asset value, offering price and
  redemption price per share:  (net assets
  DIVIDED BY shares of beneficial
  interest outstanding)
  Initial Class                                 $        12.22   $        13.03   $        11.90   $           8.83   $        11.17
  Service Class                                 $        12.18   $        12.98   $        11.87   $           8.78   $        11.15
                                                ==============   ==============   ==============   ================   ==============

                       See notes to financial statements.

                                                     NEW           RESEARCH       STRATEGIC       STRATEGIC
                                                  DISCOVERY     INTERNATIONAL       GROWTH           VALUE
                                                    SERIES         SERIES           SERIES          SERIES
                                                -------------   -------------   -------------   -------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost    $ 339,833,454   $ 124,472,084   $  87,417,069   $   9,170,319
    Unrealized appreciation                        31,718,299      11,735,623       4,758,643         773,415
                                                -------------   -------------   -------------   -------------
        Total investments, at value (including
          securities loaned of $68,167,507,
          $16,788,309, $5,927,271, $-,
          $7,052,268, and $4,632,214,
          respectively)                         $ 371,551,753   $ 136,207,707   $  92,175,712   $   9,943,734
  Cash                                                    111             293             720             126
  Foreign currency, at value (identified cost,
     $-, $88,708, $-, $-, $2,
     and $-, respectively)                                 --          87,958              --              --
  Premium receivables on options written                   --              --              --              --
  Receivable for investments sold                   5,112,506              --       1,434,213              --
  Receivable for series shares sold                   270,695         174,491          67,304           8,526
  Interest and dividends receivable                    59,837         125,641          45,659           8,590
  Receivable from investment adviser                       --              --              --          11,957
  Other assets                                            727              --              --              --
                                                -------------   -------------   -------------   -------------
          Total assets                          $ 376,995,629   $ 136,596,090   $  93,723,608   $   9,972,933
                                                =============   =============   =============   =============
Liabilities:
  Payable to custodian                          $          --   $          --   $          --   $          --
  Payable for investments purchased                 6,421,485          30,019       2,271,211           5,989
  Payable for series shares reacquired                338,074          61,287          38,702             463
  Collateral for securities loaned, at value       69,913,778      17,646,278       6,067,838              --
  Written options outstanding, at value
    (premiums received, $-, $-, $-, $-,
    $12,746, and $-, respectively)                         --              --              --              --
  Payable to affiliates --
    Management fee                                      7,546           2,879           1,754             224
    Distribution fee (Service Class)                      821             287             262             174
    Administrative fee                                     91              36              26               3
  Accrued expenses and other liabilities               22,629          47,181          25,594          13,947
                                                -------------   -------------   -------------   -------------
        Total liabilities                       $  76,704,424   $  17,787,967   $   8,405,387   $      20,800
                                                -------------   -------------   -------------   -------------
Net assets                                      $ 300,291,205   $ 118,808,123   $  85,318,221   $   9,952,133
                                                =============   =============   =============   =============
Net assets consist of:
  Paid-in capital                               $ 348,205,439   $ 119,603,657   $ 133,244,328   $   8,612,486
  Unrealized appreciation on investments
    and translation of assets and
    liabilities in foreign currencies              31,718,299      11,734,992       4,758,736         773,415
  Accumulated undistributed net
    realized gain (loss) on investments
    and foreign currency transactions             (78,476,496)    (13,676,838)    (52,585,701)        553,359
  Accumulated undistributed net
    investment income (loss)                       (1,156,037)      1,146,312         (99,142)         12,873
                                                -------------   -------------   -------------   -------------
        Total                                   $ 300,291,205   $ 118,808,123   $  85,318,221   $   9,952,133
                                                =============   =============   =============   =============
Net Assets
  Initial Class                                 $ 214,555,304   $  76,563,937   $  47,101,480   $       8,010
  Service Class                                    85,735,901      42,244,186      38,216,741       9,944,123
                                                -------------   -------------   -------------   -------------
        Total                                   $ 300,291,205   $ 118,808,123   $  85,318,221   $   9,952,133
                                                =============   =============   =============   =============
Shares of beneficial interest outstanding
  Initial Class                                    16,701,371       6,093,551       6,497,356          771.41
  Service Class                                     6,723,167       3,379,910       5,306,589         960,841
                                                -------------   -------------   -------------   -------------
        Total                                      23,424,538       9,473,461      11,803,945         961,612
                                                =============   =============   =============   =============
Net asset value, offering price and
  redemption price per share (net assets
  DIVIDED BY shares of beneficial
  interest outstanding)
  Initial Class                                 $       12.85   $       12.56   $        7.25   $       10.38
  Service Class                                 $       12.75   $       12.50   $        7.20   $       10.35
                                                =============   =============   =============   =============

                                                     TECHNOLOGY        VALUE
                                                       SERIES          SERIES
                                                   -------------   -------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost       $  33,885,231   $ 377,215,682
    Unrealized appreciation                            2,934,258      42,062,248
                                                   -------------   -------------
        Total investments, at value (including
          securities loaned of $68,167,507,
          $16,788,309, $5,927,271, $-,
          $7,052,268, and $4,632,214,
          respectively)                            $  36,819,489   $ 419,277,930
  Cash                                                        --             944
  Foreign currency, at value (identified cost,
     $-, $88,708, $-, $-, $2,
     and $-, respectively)                                     2              --
  Premium receivables on options written                   6,420              --
  Receivable for investments sold                        913,936         424,335
  Receivable for series shares sold                       18,321         465,202
  Interest and dividends receivable                        8,479         643,341
  Receivable from investment adviser                      19,455              --
  Other assets                                            19,683              --
                                                   -------------   -------------
          Total assets                             $  37,805,785   $ 420,811,752
                                                   =============   =============
Liabilities:
  Payable to custodian                             $         203   $          --
  Payable for investments purchased                           --       1,671,735
  Payable for series shares reacquired                    56,726         229,572
  Collateral for securities loaned, at value           7,236,691       4,745,273
  Written options outstanding, at value
    (premiums received, $-, $-, $-, $-,
    $12,746, and $-, respectively)                        18,750              --
  Payable to affiliates --
    Management fee                                           622           8,486
    Distribution fee (Service Class)                          28             688
    Administrative fee                                         9             127
  Accrued expenses and other liabilities                  20,107          53,029
                                                   -------------   -------------
        Total liabilities                          $   7,333,136   $   6,708,910
                                                   -------------   -------------
Net assets                                         $  30,472,649   $ 414,102,842
                                                   =============   =============
Net assets consist of:
  Paid-in capital                                  $  66,437,849   $ 388,054,022
  Unrealized appreciation on investments
    and translation of assets and
    liabilities in foreign currencies                  2,928,231      42,062,333
  Accumulated undistributed net
    realized gain (loss) on investments
    and foreign currency transactions                (38,781,206)    (18,874,475)
  Accumulated undistributed net
    investment income (loss)                            (112,225)      2,860,962
                                                   -------------   -------------
        Total                                      $  30,472,649   $ 414,102,842
                                                   =============   =============
Net Assets
  Initial Class                                    $  26,398,190   $ 313,325,606
  Service Class                                        4,074,459     100,777,236
                                                   -------------   -------------
        Total                                      $  30,472,649   $ 414,102,842
                                                   =============   =============
Shares of beneficial interest outstanding
  Initial Class                                        6,372,115      22,520,127
  Service Class                                          993,264       7,271,269
                                                   -------------   -------------
        Total                                          7,365,379      29,791,396
                                                   =============   =============
Net asset value, offering price and
  redemption price per share (net assets
  DIVIDED BY shares of beneficial
  interest outstanding)
  Initial Class                                    $        4.14   $       13.91
  Service Class                                    $        4.10   $       13.86
                                                   =============   =============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS (Unaudited) -- Six Months Ended June 30, 2004

                                                     CAPITAL           CORE         INTERNATIONAL    MASSACHUSETTS       MID CAP
                                                  OPPORTUNITIES       EQUITY           GROWTH       INVESTORS GROWTH      VALUE
                                                     SERIES           SERIES           SERIES         STOCK SERIES       SERIES
                                                 --------------   --------------   --------------   ----------------  -------------
Net investment income (loss):
  Income --
    Dividends                                    $    1,573,352   $      603,843   $    2,073,464   $      2,103,201  $     100,666
    Interest                                             30,484           11,453            9,797            123,170          5,813
    Income on securities loaned                          13,246            4,042           42,927             22,849             --
    Foreign taxes withheld                               (7,418)          (4,573)        (172,713)           (17,757)          (395)
                                                 --------------   --------------   --------------   ----------------  -------------
      Total investment income                    $    1,609,664   $      614,765   $    1,953,475   $      2,231,463  $     106,084
                                                 --------------   --------------   --------------   ----------------  -------------
  Expenses --
    Management fee                               $    1,047,464   $      333,878   $      559,773   $      2,147,258  $      71,764
    Trustees' compensation                               22,377            7,088            9,730             47,474          1,255
    Distribution fee (Service Class)                     19,355           11,373           19,524             98,215         23,891
    Administrative fee                                   20,178            6,413            8,936             41,256          1,370
    Custodian fee                                        40,658           13,539           81,714             74,103          2,742
    Printing                                             18,458            4,306            7,914             30,672             --
    Auditing fees                                        17,683           17,283           25,741             17,088         18,933
    Legal fees                                            2,537            3,167            2,510              2,806          2,943
    Miscellaneous                                        16,189            6,650            5,670             10,477          6,370
                                                 --------------   --------------   --------------   ----------------  -------------
      Total expenses                             $    1,204,899   $      403,697   $      721,512   $      2,469,349  $     129,268
    Fees paid indirectly                                 (1,885)            (812)              --             (7,046)            --
    Reduction of expenses by investment adviser              --               --               --                 --         (9,692)
                                                 --------------   --------------   --------------   ----------------  -------------
      Net expenses                               $    1,203,014   $      402,885   $      721,512   $      2,462,303  $     119,576
                                                 --------------   --------------   --------------   ----------------  -------------
        Net investment income (loss)             $      406,650   $      211,880   $    1,231,963   $       (230,840) $     (13,492)
                                                 ==============   ==============   ==============   ================  =============
Realized and unrealized gain (loss) on
  investments and foreign currency transactions:
  Realized gain (loss) (identified cost
    basis) -- Investment transactions            $   18,940,424   $    4,883,910   $   11,687,770   $     28,380,263  $   1,789,261
    Foreign currency transactions                            --            1,861          (73,697)             6,205           (365)
                                                 --------------   --------------   --------------   ----------------  -------------
      Net realized gain on investments and
        foreign currency transactions            $   18,940,424   $    4,885,771   $   11,614,073   $     28,386,468  $   1,788,896
                                                 --------------   --------------   --------------   ----------------  -------------
  Change in unrealized appreciation
    (depreciation) -- Investments                $   (9,522,300)  $   (1,479,102)  $   (7,442,148)  $    (12,756,024) $    (144,242)
    Translation of assets and liabilities in
      foreign currencies                                     --              (50)          (5,974)              (709)            (3)
                                                 --------------   --------------   --------------   ----------------  -------------
      Net unrealized loss on investments
        and foreign currency translation         $   (9,522,300)  $   (1,479,152)  $   (7,448,122)  $    (12,756,733) $    (144,245)
                                                 --------------   --------------   --------------   ----------------  -------------
        Net realized and unrealized gain on
          investments and foreign currency       $    9,418,124   $    3,406,619   $    4,165,951   $     15,629,735  $   1,644,651
                                                 --------------   --------------   --------------   ----------------  -------------
          Increase in net assets from
            operations                           $    9,824,774   $    3,618,499   $    5,397,914   $     15,398,895  $   1,631,159
                                                 ==============   ==============   ==============   ================  =============

                       See notes to financial statements.

                                      NEW           RESEARCH         STRATEGIC        STRATEGIC
                                   DISCOVERY      INTERNATIONAL       GROWTH            VALUE         TECHNOLOGY          VALUE
                                     SERIES          SERIES           SERIES            SERIES          SERIES            SERIES
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net investment income (loss):
  Income --
  Dividends                      $     288,070    $   1,922,475    $     290,706    $      70,614    $      46,198    $   4,656,257
  Interest                              44,142           17,306           22,703              794            4,230           65,768
  Income on securities loaned           91,317           47,920            3,061               --            4,226           12,811
  Foreign taxes withheld                    --         (170,166)          (2,253)            (253)          (2,173)         (67,150)
                                 -------------    -------------    -------------    -------------    -------------    -------------
    Total investment income      $     423,529    $   1,817,535    $     314,217    $      71,155    $      52,481    $   4,667,686
                                 -------------    -------------    -------------    -------------    -------------    -------------
Expenses --
  Management fee                 $   1,361,048    $     493,137    $     313,311    $      34,798    $     119,633    $   1,516,827
  Trustees' compensation                23,861            7,713            6,204              630            2,552           31,585
  Distribution fee
    (Service Class)                    100,130           43,486           44,413           11,590            5,195          116,592
  Administrative fee                    21,774            7,815            5,989              662            2,316           29,011
  Custodian fee                         41,410           72,779           12,568            2,417            6,724           68,923
  Printing                              10,714            5,820            4,131               94            2,654           10,571
  Auditing fees                         16,991           17,883           16,983           11,468           16,386           16,979
  Legal fees                             3,063            2,663            3,167            2,809            6,725            1,420
  Miscellaneous                          7,745            9,798            6,925            5,475           17,831           23,029
                                 -------------    -------------    -------------    -------------    -------------    -------------
    Total expenses               $   1,586,736    $     661,094    $     413,691    $      69,943    $     180,016    $   1,814,937
  Fees paid indirectly                    (232)          (6,178)            (332)              --           (1,942)          (8,379)
  Reduction of expenses by
    investment adviser                      --               --               --          (11,957)         (13,368)              --
                                 -------------    -------------    -------------    -------------    -------------    -------------
    Net expenses                 $   1,586,504    $     654,916    $     413,359    $      57,986    $     164,706    $   1,806,558
                                 -------------    -------------    -------------    -------------    -------------    -------------
      Net investment income
        (loss)                   $  (1,162,975)   $   1,162,619    $     (99,142)   $      13,169    $    (112,225)   $   2,861,128
                                 =============    =============    =============    =============    =============    =============
Realized and unrealized gain
  (loss) on investments and
  foreign currency transactions:
  Realized gain (loss)
    (identified cost basis) --
     Investment transactions     $  23,051,342    $  10,215,318    $   2,660,685    $     594,965    $   1,418,030    $  10,910,248
    Written options
      transactions                          --               --               --               --            1,237               --
    Foreign currency
      transactions                         576          (20,899)              --               --             (713)           1,828
                                 -------------    -------------    -------------    -------------    -------------    -------------
      Net realized gain on
        investments and foreign
        currency transactions    $  23,051,918    $  10,194,419    $   2,660,685    $     594,965    $   1,418,554    $  10,912,076
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Change in unrealized
    appreciation
    (depreciation) --
    Investments                  $ (18,733,324)   $  (5,933,622)   $  (2,014,952)   $    (104,584)   $  (1,092,456)   $     400,528
    Written options                         --               --               --               --           (6,004)              --
    Translation of assets and
      liabilities in foreign
      currencies                            --           (4,655)             (13)              --             (118)            (851)
                                 -------------    -------------    -------------    -------------    -------------    -------------
      Net unrealized gain (loss)
       on investments and
       foreign currency
       translation               $ (18,733,324)   $  (5,938,277)   $  (2,014,965)   $    (104,584)   $  (1,098,578)   $     399,677
                                 -------------    -------------    -------------    -------------    -------------    -------------
        Net realized and
          unrealized gain on
          investments and
          foreign currency       $   4,318,594    $   4,256,142    $     645,720    $     490,381    $     319,976    $  11,311,753
                                 -------------    -------------    -------------    -------------    -------------    -------------
          Increase in net assets
            from operations      $   3,155,619    $   5,418,761    $     546,578    $     503,550    $     207,751    $  14,172,881
                                 =============    =============    =============    =============    =============    =============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) -- Six Months Ended June 30,
2004

                                                CAPITAL            CORE        INTERNATIONAL      MASSACHUSETTS        MID CAP
                                             OPPORTUNITIES        EQUITY           GROWTH       INVESTORS GROWTH        VALUE
                                                 SERIES           SERIES           SERIES         STOCK SERIES          SERIES
                                             --------------   --------------   --------------   ----------------    --------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)               $      406,650   $      211,880   $    1,231,963   $       (230,840)   $      (13,492)
  Net realized gain on investments and
    foreign currency transactions                18,940,424        4,885,771       11,614,073         28,386,468         1,788,896
  Net unrealized loss on investments and
    foreign currency translation                 (9,522,300)      (1,479,152)      (7,448,122)       (12,756,733)         (144,245)
                                             --------------   --------------   --------------   ----------------    --------------
    Increase in net assets from operations   $    9,824,774   $    3,618,499   $    5,397,914   $     15,398,895    $    1,631,159
                                             --------------   --------------   --------------   ----------------    --------------
Distributions declared to shareholders --
  From net investment income (Initial Class) $   (1,240,566)  $     (526,207)  $     (610,662)  $       (320,560)   $          (17)
  From net investment income (Service Class)        (44,137)         (43,091)         (60,665)              --                (784)
  From net realized gain on investments
    (Initial Class)                                      --               --               --                 --              (565)
  From net realized gain on investments
    (Service Class)                                      --               --               --                 --          (457,173)
                                             --------------   --------------   --------------   ----------------    --------------
    Total distributions declared to
      shareholders                           $   (1,284,703)  $     (569,298)  $     (671,327)  $       (320,560)   $     (458,539)
                                             --------------   --------------   --------------   ----------------    --------------
Net increase (decrease) in net assets
  from series share transactions             $  (21,453,422)  $   (3,400,073)  $   (2,987,131)  $    (26,951,724)   $    3,769,433
                                             --------------   --------------   --------------   ----------------    --------------
      Total increase (decrease) in
        net assets                           $  (12,913,351)  $     (350,872)  $    1,739,456   $    (11,873,389)   $    4,942,053
Net Assets --
  At beginning of period                        284,745,448       88,978,823      123,285,212        577,819,788        15,977,804
                                             --------------   --------------   --------------   ----------------    --------------
  At end of period                           $  271,832,097   $   88,627,951   $  125,024,668   $    565,946,399    $   20,919,857
                                             ==============   ==============   ==============   ================    ==============
Accumulated undistributed net
  investment income (loss) included
  in net assets at end of period            $      396,548    $      214,458    $   1,213,202    $       (231,018)   $      (12,473)
                                            ==============    ==============    ==============   ================    ==============

                                                           NEW            RESEARCH          STRATEGIC         STRATEGIC
                                                        DISCOVERY      INTERNATIONAL          GROWTH            VALUE
                                                          SERIES           SERIES             SERIES            SERIES
                                                     --------------    --------------    --------------    --------------
Increase (decrease) in net assets:
From operations --
  Net Investment income (loss)                       $   (1,162,975)   $    1,162,619    $      (99,142)   $       13,169
  Net realized gain on investments and foreign
    currency transactions                                23,051,918        10,194,419         2,660,685           594,965
  Net unrealized gain (loss) on Investments and
    foreign currency translation                        (18,733,324)       (5,938,277)       (2,014,965)         (104,584)
                                                     --------------    --------------    --------------    --------------
    Increase in net assets from operations           $    3,155,619    $    5,418,761    $      546,578    $      503,550
                                                     --------------    --------------    --------------    --------------
Distributions declared to shareholders --
  From net investment income (Initial Class)         $           --    $     (370,243)   $           --    $          (26)
  From net investment income (Service Class)                     --          (159,924)               --           (22,948)
  From net realized gain on investments
    (Initial Class)                                              --                --                --              (160)
  From net realized gain on investments
    (Service Class)                                              --                --                --          (200,516)
                                                     --------------    --------------    --------------    --------------
    Total distributions declared to shareholders     $           --    $     (530,167)   $           --    $     (223,650)
                                                     --------------    --------------    --------------    --------------
Net increase (decrease) in net assets from series
  share transactions                                 $    5,808,454    $   12,375,124    $    6,458,435    $    1,466,158
                                                     --------------    --------------    --------------    --------------
      Total increase (decrease) in net assets        $    8,964,073    $   17,263,718    $    7,005,013    $    1,746,058
Net Assets --
  At beginning of period                                291,327,132       101,544,405        78,313,208         8,206,075
                                                     --------------    --------------    --------------    --------------
  At end of period                                   $  300,291,205    $  118,808,123    $   85,318,221    $    9,952,133
                                                     ==============    ==============    ==============    ==============
Accumulated undistributed net investment income
  (loss) included in net assets at end of period     $   (1,156,037)   $    1,146,312    $      (99,142)   $       12,873
                                                     ==============    ==============    ==============    ==============

                                                              TECHNOLOGY           VALUE
                                                                SERIES             SERIES
                                                           ----------------    --------------
Increase (decrease) in net assets:
From operations --
  Net Investment income (loss)                             $       (112,225)   $    2,861,128
  Net realized gain on investments and foreign
    currency transactions                                         1,418,554        10,912,076
  Net unrealized gain (loss) on Investments and
    foreign currency translation                                 (1,098,578)          399,677
                                                           ----------------    --------------
    Increase in net assets from operations                 $        207,751    $   14,172,881
                                                           ----------------    --------------
Distributions declared to shareholders --
  From net investment income (Initial Class)               $             --    $   (4,095,007)
  From net investment income (Service Class)                             --        (1,140,200)
  From net realized gain on investments
    (Initial Class)                                                      --                --
  From net realized gain on investments
    (Service Class)                                                      --                --
                                                           ----------------    --------------
    Total distributions declared to shareholders           $             --    $   (5,235,207)
                                                           ----------------    --------------
Net increase (decrease) in net assets from series
  share transactions                                       $     (2,204,739)   $   10,566,806
                                                           ----------------    --------------
      Total increase (decrease) in net assets              $     (1,996,988)   $   19,504,480
Net Assets --
  At beginning of period                                         32,469,637       394,598,362
                                                           ----------------    --------------
  At end of period                                         $     30,472,649    $  414,102,842
                                                           ================    ==============
Accumulated undistributed net investment income
  (loss) included in net assets at end of period           $       (112,225)   $    2,860,962
                                                           ================    ==============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2003

                                                        CAPITAL             CORE         INTERNATIONAL       MASSACHUSETTS
                                                     OPPORTUNITIES         EQUITY           GROWTH         INVESTORS GROWTH
                                                         SERIES            SERIES        SERIES STOCK           SERIES
                                                     --------------    --------------    --------------    ----------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                       $    1,284,846    $      565,142    $      651,604    $        335,626
  Net realized gain on investments and foreign
    currency transactions                                 1,173,764         2,247,114         3,577,950          44,614,666
  Net unrealized gain on investments and foreign
    currency translation                                 62,172,600        15,763,842        30,703,130          61,153,115
                                                     --------------    --------------    --------------    ----------------
    Increase in net assets from operations           $   64,631,210    $   18,576,098    $   34,932,684    $    106,103,407
                                                     --------------    --------------    --------------    ----------------
Distributions declared to shareholders --
  From net investment income (Initial Class)         $     (890,293)   $     (518,633)   $     (673,301)   $             --
  From net investment income (Service Class)                (17,096)          (43,208)          (64,825)                 --
                                                     --------------    --------------    --------------    ----------------
    Total distributions declared to shareholders     $     (907,389)   $     (561,841)   $     (738,126)   $             --
                                                     --------------    --------------    --------------    ----------------
Net increase (decrease) in net assets from series
   share transactions                                $  (41,864,815)   $      410,319    $   (9,894,881)   $    (13,628,110)
                                                     --------------    --------------    --------------    ----------------
      Total increase in net assets                   $   21,859,006    $   18,424,576    $   24,299,677    $     92,475,297
Net Assets --
  At beginning of period                                262,886,442        70,554,247        98,985,535         485,344,491
                                                     --------------    --------------    --------------    ----------------
  At end of period                                   $  284,745,448    $   88,978,823    $  123,285,212    $    577,819,788
                                                     ==============    ==============    ==============    ================
Accumulated undistributed net investment
   income included in net assets at end of period    $    1,274,601    $      571,876    $      652,566    $        320,382
                                                     ==============    ==============    ==============    ================

                                                             MID              NEW
                                                          CAP VALUE        DISCOVERY
                                                            SERIES           SERIES
                                                        --------------    --------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                          $        2,166    $   (1,523,073)
  Net realized gain on investments and foreign
    currency transactions                                      472,183         6,566,791
  Net unrealized gain on investments and foreign
    currency translation                                     1,483,719        66,461,094
                                                        --------------    --------------
    Increase in net assets from operations              $    1,958,068    $   71,504,812
                                                        --------------    --------------
Distributions declared to shareholders --
  From net investment income (Initial Class)            $          (24)   $           --
  From net investment income (Service Class)                    (1,627)               --
                                                        --------------    --------------
    Total distributions declared to shareholders        $       (1,651)   $           --
                                                        --------------    --------------
Net increase (decrease) in net assets from series
   share transactions                                   $   13,296,335    $    8,103,150
                                                        --------------    --------------
      Total increase in net assets                      $   15,252,752    $   79,607,962
Net Assets --
  At beginning of period                                       725,052       211,719,170
                                                        --------------    --------------
  At end of period                                      $   15,977,804    $  291,327,132
                                                        ==============    ==============
Accumulated undistributed net investment
   income included in net assets at end of period       $        1,820    $        6,938
                                                        ==============    ==============

                                               RESEARCH          STRATEGIC         STRATEGIC
                                            INTERNATIONAL         GROWTH            VALUE           TECHNOLOGY          VALUE
                                                SERIES            SERIES            SERIES            SERIES            SERIES
                                            --------------    --------------    --------------    --------------    --------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)              $      555,839    $      (30,930)   $       22,882    $     (152,371)   $    5,224,351
  Net realized gain (loss) on investments
    and foreign currency transactions            3,371,539        (2,297,959)          214,204         2,169,659        (4,049,833)
  Net unrealized gain on investments and
    foreign currency translation                19,200,401        15,030,042           896,916         5,854,952        75,048,972
                                            --------------    --------------    --------------    --------------    --------------
    Increase in net assets from operations  $   23,127,779    $   12,701,153    $    1,134,002    $    7,872,240    $   76,223,490
                                            --------------    --------------    --------------    --------------    --------------
Distributions declared to shareholders --
  From net investment income (Initial
     Class)                                 $     (380,627)   $           --    $          (11)   $           --    $   (4,371,388)
  From net investment income (Service
     Class)                                        (30,347)               --            (3,639)               --          (779,643)
                                            --------------    --------------    --------------    --------------    --------------
    Total distributions declared to
      shareholders                          $     (410,974)   $           --    $       (3,650)   $           --    $   (5,151,031)
                                            --------------    --------------    --------------    --------------    --------------
Net increase in net assets from series
  share transactions                        $   10,489,671    $   22,129,203    $    5,997,580    $    9,068,879    $    9,988,016
                                            --------------    --------------    --------------    --------------    --------------
        Total increase in net assets        $   33,206,476    $   34,830,356    $    7,127,932    $   16,941,119    $   81,060,475
Net Assets --
  At beginning of period                        68,337,929        43,482,852         1,078,143        15,528,518       313,537,887
                                            --------------    --------------    --------------    --------------    --------------
  At end of period                          $  101,544,405    $   78,313,208    $    8,206,075    $   32,469,637    $  394,598,362
                                            ==============    ==============    ==============    ==============    ==============
Accumulated undistributed net investment
  income included in net assets at
  end of period                             $      513,860    $           --    $       22,678    $           --    $    5,235,041
                                            ==============    ==============    ==============    ============--    ==============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period.

                                                                           CAPITAL OPPORTUNITIES SERIES
                                                   ----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                          YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2004    -----------------------------------------------------------
                                                    (UNAUDITED)       2003        2002        2001        2000          1999
                                                   -------------    ---------   ---------   ---------   ---------     ---------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period              $     11.85     $    9.27   $   13.33   $   20.71   $   24.51     $   16.98
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Income from investment operations# --
  Net investment income (loss)                      $      0.02     $    0.05   $    0.03   $    0.01   $   (0.00)+++ $    0.00+++
  Net realized and unrealized gain (loss)
    on investments and foreign currency                    0.41          2.57       (4.08)      (4.66)      (0.96)         7.96
                                                    -----------     ---------   ---------   ---------   ---------     ---------
      Total from investment operations              $      0.43     $    2.62   $   (4.05)  $   (4.65)  $   (0.96)    $    7.96
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Less distributions declared to shareholders --
  From net investment income                        $     (0.06)    $   (0.04)  $   (0.01)  $      --   $      --     $   (0.04)
  From net realized gain on investments
    and foreign currency transactions                        --            --          --       (2.64)      (2.84)        (0.39)
  In excess of net realized gain on
    investments and foreign currency transactions            --            --          --       (0.09)         --            --
                                                    -----------     ---------   ---------   ---------   ---------     ---------
      Total distributions declared to shareholders  $     (0.06)    $   (0.04)  $   (0.01)  $   (2.73)  $   (2.84)    $   (0.43)
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Net asset value -- end of period                    $     12.22     $   11.85   $    9.27   $   13.33   $   20.71     $   24.51
                                                    ===========     =========   =========   =========   =========     =========
Total return^                                              3.64%++      28.30%     (30.41)%    (24.93)%     (4.88)%       47.65%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.85%+        0.84%       0.82%       0.79%       0.79%         0.84%
  Net investment income (loss)                             0.30%+        0.50%       0.26%       0.05%      (0.01)%        0.02%
Portfolio turnover                                           44%           64%         93%        109%        117%          145%
Net assets at end of period (000 Omitted)           $   256,059     $ 269,630   $ 251,974   $ 501,269   $ 688,432     $ 437,204

                                                                                CAPITAL OPPORTUNITIES SERIES
                                                                   ------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED        YEAR ENDED DECEMBER 31,  PERIOD ENDED
                                                                   JUNE 30, 2004    -----------------------  DECEMBER 31,
                                                                    (UNAUDITED)        2003        2002          2001*
                                                                   -------------     ---------   ---------   ------------
SERVICE CLASS
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       11.81     $    9.24   $   13.31   $      13.93
                                                                   -------------     ---------   ---------   ------------
Income from investment operations# --
  Net investment income (loss)                                     $        0.00+++  $    0.03   $    0.01   $      (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                        0.40          2.55       (4.07)         (0.61)
                                                                   -------------     ---------   ---------   ------------
      Total from investment operations                             $        0.40     $    2.58   $   (4.06)  $      (0.62)
                                                                   -------------     ---------   ---------   ------------
Less distributions declared to shareholders from net
  investment income --                                             $       (0.03)    $   (0.01)  $   (0.01)  $         --
                                                                   -------------     ---------   ---------   ------------
Net asset value -- end of period                                   $       12.18     $   11.81   $    9.24   $      13.31
                                                                   =============     =========   =========   ============
Total return^                                                               3.44%++      28.00%     (30.54)%        (4.45)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.10%+        1.09%       1.07%          1.04%+
  Net investment income (loss)                                              0.06%+        0.26%       0.09%         (0.24)%+
Portfolio turnover                                                            44%           64%         93%           109%
Net assets at end of period (000 Omitted)                          $      15,773     $  15,116   $  10,913   $      6,732

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
  ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                 CORE EQUITY SERIES
                                                   ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                          YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2004    -----------------------------------------------------------
                                                    (UNAUDITED)       2003        2002        2001        2000          1999
                                                   -------------    ---------   ---------   ---------   ---------     ---------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period              $     12.58     $    9.92   $   12.70   $   14.62   $   14.44     $   13.39
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Income from investment operations# --
  Net investment income                             $      0.03     $    0.08   $    0.08   $    0.09   $    0.07     $    0.09
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       0.51          2.67       (2.78)      (1.67)       0.37          1.01
                                                    -----------     ---------   ---------   ---------   ---------     ---------
      Total from investment operations              $      0.54     $    2.75   $   (2.70)  $   (1.58)  $    0.44     $    1.10
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Less distributions declared to shareholders --
  From net investment income                        $     (0.09)    $   (0.09)  $   (0.08)  $   (0.06)  $   (0.07)    $   (0.05)
  From net realized gain on investments and
    foreign currency transactions                             --           --          --       (0.25)      (0.19)           --
  In excess of net realized gain on investments
    and foreign currency transactions                        --            --          --       (0.03)         --            --
                                                    -----------     ---------   ---------   ---------   ---------     ---------
      Total distributions declared to shareholders  $     (0.09)    $   (0.09)  $   (0.08)  $   (0.34)  $   (0.26)    $   (0.05)
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Net asset value -- end of period                    $     13.03     $   12.58   $    9.92   $   12.70   $   14.62     $   14.44
                                                    ===========     =========   =========   =========   =========     =========
Total return^                                              4.30%++      27.86%     (21.40)%    (10.91)%      3.09%         8.21%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.88%+        0.90%       0.86%       0.87%       0.88%         0.86%
  Net investment income                                    0.50%+        0.78%       0.67%       0.66%       0.50%         0.63%
Portfolio turnover                                           49%          147%         96%         84%         75%           73%
Net assets at end of period (000 Omitted)           $    79,405     $  80,059   $  64,126   $  95,414   $  92,961     $  79,092

                                                                                     CORE EQUITY SERIES
                                                                   ------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED        YEAR ENDED DECEMBER 31,  PERIOD ENDED
                                                                   JUNE 30, 2004    -----------------------  DECEMBER 31,
                                                                    (UNAUDITED)        2003        2002          2001*
                                                                   -------------     ---------   ---------   ------------
SERVICE CLASS
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       12.53     $    9.89   $   12.69   $      12.79
                                                                   -------------     ---------   ---------   ------------
Income from investment operations# --
  Net investment income                                            $        0.02     $    0.06   $    0.05   $       0.01
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                        0.49          2.65       (2.78)         (0.11)+++
                                                                   -------------     ---------   ---------   ------------
      Total from investment operations                             $        0.51     $    2.71   $   (2.73)  $      (0.10)
                                                                   -------------     ---------   ---------   ------------
Less distributions declared to shareholders from net
  investment income --                                             $       (0.06)    $   (0.07)  $   (0.07)  $         --
                                                                   -------------     ---------   ---------   ------------
Net asset value -- end of period                                   $       12.98     $   12.53   $    9.89   $      12.69
                                                                   =============     =========   =========   ============
Total return^                                                               4.10%++      27.49%     (21.59)%        (0.78)%++**
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.13%+        1.15%       1.11%          1.12%+
  Net investment income                                                     0.25%+        0.53%       0.49%          0.19%+
Portfolio turnover                                                            49%          147%         96%            84%
Net assets at end of period (000 Omitted)                          $       9,223     $   8,920   $   6,428   $      3,155

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
 ** The total return previously reported for the period ended December 31, 2001 has been revised from (0.79)% to (0.78)%.
  +  Annualized.
 ++  Not annualized.
+++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
  ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                           INTERNATIONAL GROWTH SERIES
                                                   ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                          YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2004    -----------------------------------------------------------
                                                    (UNAUDITED)       2003        2002        2001        2000          1999
                                                   -------------    ---------   ---------   ---------   ---------     ---------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period              $     11.46     $    8.33   $    9.50   $   11.84   $   13.10     $    9.73
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Income from investment operations# --
  Net investment income                             $      0.12     $    0.06   $    0.06   $    0.06   $    0.12     $    0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       0.39          3.14       (1.18)      (1.89)      (1.13)         3.37
                                                    -----------     ---------   ---------   ---------   ---------     ---------
      Total from investment operations              $      0.51     $    3.20   $   (1.12)  $   (1.83)  $   (1.01)    $    3.43
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Less distributions declared to shareholders --
  From net investment income                        $     (0.07)    $   (0.07)  $   (0.05)  $   (0.07)  $   (0.04)    $   (0.06)
  From net realized gain on investments and
    foreign currency transactions                            --            --          --       (0.42)      (0.21)           --
  In excess of net realized gain on investments
    and foreign currency transactions                        --            --          --       (0.02)         --            --
                                                    -----------     ---------   ---------   ---------   ---------     ---------
      Total distributions declared to shareholders  $     (0.07)    $   (0.07)  $   (0.05)  $   (0.51)  $   (0.25)    $   (0.06)
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Net asset value -- end of period                    $     11.90     $   11.46   $    8.33   $    9.50   $   11.84     $   13.10
                                                    ===========     =========   =========   =========   =========     =========
Total return^                                              4.46%++      38.67%     (11.88)%    (15.91)%     (7.80)%       35.24%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.13%+        1.24%       1.23%       1.23%       1.24%         1.23%
  Net investment income                                    2.01%+        0.67%       0.70%       0.58%       0.94%         0.59%
Portfolio turnover                                           49%           89%        119%        108%         71%           88%
Net assets at end of period (000 Omitted)           $   109,521     $ 108,114   $  88,537   $ 118,286   $ 117,486     $  66,907

                                                                                INTERNATIONAL GROWTH SERIES
                                                                   ------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED        YEAR ENDED DECEMBER 31,  PERIOD ENDED
                                                                   JUNE 30, 2004    -----------------------  DECEMBER 31,
                                                                    (UNAUDITED)        2003        2002          2001*
                                                                   -------------     ---------   ---------   ------------
SERVICE CLASS
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       11.43     $    8.31   $    9.49   $       9.94
                                                                   -------------     ---------   ---------   ------------
Income from investment operations# --
  Net investment income (loss)                                     $        0.11     $    0.04   $    0.04   $      (0.02)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                        0.37          3.13       (1.17)         (0.43)
                                                                   -------------     ---------   ---------   ------------
      Total from investment operations                             $        0.48     $    3.17   $   (1.13)  $      (0.45)
                                                                   -------------     ---------   ---------   ------------
Less distributions declared to shareholders from net
  investment income --                                             $       (0.04)    $   (0.05)  $   (0.05)  $         --
                                                                   -------------     ---------   ---------   ------------
Net asset value -- end of period                                   $       11.87     $   11.43   $    8.31   $       9.49
                                                                   =============     =========   =========   ============
Total return^                                                               4.26%++      38.35%     (12.01)%        (4.53)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.38%+        1.49%       1.48%          1.49%+
  Net investment income (loss)                                              1.81%+        0.39%       0.46%         (0.59)%+
Portfolio turnover                                                            49%           89%        119%           108%
Net assets at end of period (000 Omitted)                          $      15,504     $  15,171   $  10,449   $      3,107

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
  ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                   ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                          YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2004    -----------------------------------------------------------
                                                    (UNAUDITED)       2003        2002          2001        2000        1999
                                                   -------------    ---------   ---------     ---------   ---------   ---------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period              $      8.60     $    6.97   $    9.70     $   14.51   $   16.13   $   12.08
                                                    -----------     ---------   ---------     ---------   ---------   ---------
Income from investment operations# --
  Net investment income (loss)                      $     (0.00)+++ $    0.01   $   (0.00)+++ $    0.01   $    0.02   $    0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       0.24          1.62       (2.72)        (3.46)      (0.97)       4.22
                                                    -----------     ---------   ---------     ---------   ---------   ---------
      Total from investment operations              $      0.24     $    1.63   $   (2.72)    $   (3.45)  $   (0.95)  $    4.25
                                                    -----------     ---------   ---------     ---------   ---------   ---------
Less distributions declared to shareholders --
  From net investment income                        $     (0.01)    $      --   $   (0.01)    $   (0.01)  $   (0.01)  $      --
  From net realized gain on investments and
    foreign currency transactions                            --            --          --         (0.15)      (0.66)      (0.20)
  In excess of net investment income                         --            --       (0.00)+++        --          --          --
  In excess of net realized gain on investments
    and foreign currency transactions                        --            --          --         (1.20)         --          --
                                                    -----------     ---------   ---------     ---------   ---------   ---------
      Total distributions declared to shareholders  $     (0.01)    $      --   $   (0.01)    $   (1.36)  $   (0.67)  $   (0.20)
                                                    -----------     ---------   ---------     ---------   ---------   ---------
Net asset value -- end of period                    $      8.83     $    8.60   $    6.97     $    9.70   $   14.51   $   16.13
                                                    ===========     =========   =========     =========   =========   =========
Total return^                                              2.74%++      23.39%     (28.05)%      (24.91)%     (6.09)%     35.80%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.83%+        0.83%       0.82%         0.82%       0.81%       0.83%
  Net investment income (loss)                            (0.05)%+       0.09%      (0.01)%        0.12%       0.14%       0.25%
Portfolio turnover                                           69%          265%        207%          289%        250%        147%
Net assets at end of period (000 Omitted)           $   485,711     $ 504,123   $ 448,235     $ 797,118   $ 974,508   $ 543,930

                                                                          MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                                   --------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED        YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                                                   JUNE 30, 2004    -----------------------    DECEMBER 31,
                                                                    (UNAUDITED)        2003        2002           2001*
                                                                   -------------     ---------   ---------     ------------
SERVICE CLASS
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $        8.55     $    6.96   $    9.70     $       9.89
                                                                   -------------     ---------   ---------     ------------
Income from investment operations# --
  Net investment loss                                              $       (0.01)    $   (0.01)  $   (0.02)    $      (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                        0.24          1.60       (2.71)           (0.18)
                                                                   -------------     ---------   ---------     ------------
      Total from investment operations                             $        0.23     $    1.59   $   (2.73)    $      (0.19)
                                                                   -------------     ---------   ---------     ------------
Less distributions declared to shareholders --
  From net investment income                                       $          --     $      --   $   (0.01)    $         --
  In excess of net investment income                                          --            --       (0.00)+++           --
                                                                   -------------     ---------   ---------     ------------
      Total distributions declared to shareholders                 $          --     $      --   $   (0.01)    $         --
                                                                   -------------     ---------   ---------     ------------
Net asset value -- end of period                                   $        8.78     $    8.55   $    6.96     $       9.70
                                                                   =============     =========   =========     ============
Total return^                                                               2.69%++      22.84%     (28.17)%          (1.92)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.08%+        1.08%       1.07%            1.07%+
  Net investment loss                                                      (0.29)%+      (0.16)%     (0.21)%          (0.24)%+
Portfolio turnover                                                            69%          265%        207%             289%
Net assets at end of period (000 Omitted)                          $      80,235     $  73,697   $  37,109     $     17,312

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
  ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                              MID CAP VALUE SERIES
                                                                                 -----------------------------------------------
                                                                                   SIX MONTHS                          PERIOD
                                                                                     ENDED          YEAR ENDED         ENDED
                                                                                 JUNE 30, 2004     DECEMBER 31,     DECEMBER 31,
                                                                                  (UNAUDITED)         2003             2002*
                                                                                 -------------     ------------     ------------
INITIAL CLASS
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                            $      10.46     $       7.92     $      10.00
                                                                                  ------------     ------------     ------------
Income from investment operations# --
  Net investment income@                                                          $       0.01     $       0.02     $       0.04
  Net realized and unrealized gain (loss) on investments and foreign currency             0.96             2.53            (2.12)
                                                                                  ------------     ------------     ------------
      Total from investment operations                                            $       0.97     $       2.55     $      (2.08)
                                                                                  ------------     ------------     ------------
Less distributions declared to shareholders --
  From net investment income                                                      $      (0.01)    $      (0.01)    $         --
  From net realized gain on investments and foreign currency                      $      (0.25)              --               --
                                                                                  ------------     ------------     ------------
      Total distributions declared to shareholders                                $      (0.26)              --               --
                                                                                  ------------     ------------     ------------
Net asset value -- end of period                                                  $      11.17     $      10.46     $       7.92
                                                                                  ============     ============     ============
Total return^                                                                             9.46%++         32.24%          (20.80)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                              1.00%+           0.99%            1.02%+
  Net investment income                                                                   0.10%+           0.26%            0.54%+
Portfolio turnover                                                                          73%             109%              82%
Net assets at end of period (000 Omitted)                                         $         26     $         24     $         18

 @The investment adviser contractually agreed under a temporary expense agreement to reimburse all of the series' operating expenses, exclusive of management and certain other fees and expenses, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                                             $      (0.00)+++ $      (0.05)    $      (0.53)
  Ratios (to average net assets):
    Expenses##                                                                            1.10%+           1.81%            8.05%+
    Net investment income (loss)                                                          0.00%+          (0.56)%          (6.49)%+

                                                                                               MID CAP VALUE SERIES
                                                                                 -----------------------------------------------
                                                                                   SIX MONTHS                         PERIOD
                                                                                      ENDED         YEAR ENDED        ENDED
                                                                                 JUNE 30, 2004     DECEMBER 31,     DECEMBER 31,
                                                                                  (UNAUDITED)          2003            2002*
                                                                                 -------------     ------------     ------------
SERVICE CLASS
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                            $      10.44     $       7.93     $      10.00
                                                                                  ------------     ------------     ------------
Income from investment operations# --
  Net investment income (loss)@                                                   $      (0.01)    $       0.00+++  $       0.04
  Net realized and unrealized gain (loss) on investments and foreign currency             0.97             2.52            (2.11)
                                                                                  ------------     ------------     ------------
      Total from investment operations                                            $       0.96     $       2.52     $      (2.07)
                                                                                  ------------     ------------     ------------
Less distributions declared to shareholders --
  From net investment income                                                      $      (0.00)+++ $      (0.01)    $         --
  From net realized gain on investments and foreign currency                      $      (0.25)              --               --
                                                                                  ------------     ------------     ------------
      Total distributions declared to shareholders                                $      (0.25)    $      (0.01)    $         --
                                                                                  ------------     ------------     ------------
Net asset value -- end of period                                                  $      11.15     $      10.44     $       7.93
                                                                                  ============     ============     ============
Total return^                                                                             9.30%++         31.90%          (20.70)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                              1.25%+           1.25%            1.27%+
  Net investment income (loss)                                                           (0.14)%+          0.04%            0.53%+
Portfolio turnover                                                                          73%             109%              82%
Net assets at end of period (000 Omitted)                                         $     20,894     $     15,954     $        707

 @The investment adviser contractually agreed under a temporary expense agreement to reimburse all of the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, net investment loss per share and the ratios would have been:

  Net investment loss                                                             $      (0.01)    $      (0.07)    $      (0.50)
  Ratios (to average net assets):
    Expenses##                                                                            1.35%+           2.07%            8.30%+
    Net investment loss                                                                  (0.24)%+         (0.78)%          (6.50)%+

  * For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
  ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                               NEW DISCOVERY SERIES
                                                   ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                          YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2004    -----------------------------------------------------------
                                                    (UNAUDITED)       2003        2002        2001        2000          1999
                                                   -------------    ---------   ---------   ---------   ---------     ---------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period              $     12.69     $    9.38   $   14.10   $   15.98   $   16.89     $   10.62
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Income from investment operations# --
  Net investment loss                               $     (0.05)    $   (0.06)  $   (0.07)  $   (0.07)  $   (0.07)    $   (0.08)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       0.21          3.37       (4.65)      (0.71)       0.15          6.42
                                                    -----------     ---------   ---------   ---------   ---------     ---------
      Total from investment operations              $      0.16     $    3.31   $   (4.72)  $   (0.78)  $    0.08     $    6.34
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Less distributions declared to shareholders --
  From net realized gain on investments and
    foreign currency transactions                   $        --     $      --   $      --   $   (0.97)  $   (0.99)    $   (0.07)
  In excess of net realized gain on investments
    and foreign currency transactions                        --            --          --       (0.13)         --            --
                                                    -----------     ---------   ---------   ---------   ---------     ---------
      Total distributions declared to shareholders  $        --     $      --   $      --   $   (1.10)  $   (0.99)    $   (0.07)
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Net asset value -- end of period                    $     12.85     $   12.69   $    9.38   $   14.10   $   15.98     $   16.89
                                                    ===========     =========   =========   =========   =========     =========
Total return^                                              1.26%++      35.29%     (33.43)%     (5.12)%      0.34%        60.25%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.98%+        1.00%       0.98%       0.97%       0.99%         1.06%
  Net investment loss                                     (0.70)%+      (0.59)%     (0.59)%     (0.49)%     (0.43)%       (0.65)%
Portfolio turnover                                           65%          100%         97%         64%         74%          149%
Net assets at end of period (000 Omitted)           $   214,555     $ 220,278   $ 177,028   $ 277,090   $ 233,297     $  65,782

                                                                                    NEW DISCOVERY SERIES
                                                                   ------------------------------------------------------

                                                                    SIX MONTHS
                                                                       ENDED        YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                                                   JUNE 30, 2004    -----------------------    DECEMBER 31,
                                                                    (UNAUDITED)        2003        2002           2001*
                                                                   -------------     ---------   ---------     ------------
SERVICE CLASS
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       12.61     $    9.34   $   14.08   $      13.55
                                                                   -------------     ---------   ---------   ------------
Income from investment operations# --
  Net investment loss                                              $       (0.06)    $   (0.09)  $   (0.08)  $      (0.04)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                                    0.20          3.36       (4.66)          0.57
                                                                   -------------     ---------   ---------   ------------
      Total from investment operations                             $        0.14     $    3.27   $   (4.74)  $       0.53
                                                                   -------------     ---------   ---------   ------------
Net asset value -- end of period                                   $       12.75     $   12.61   $    9.34   $      14.08
                                                                   =============     =========   =========   ============
Total return^                                                               1.11%++      35.01%     (33.66)%         3.91++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.23%+        1.24%       1.23%          1.22%+
  Net investment loss                                                      (0.95)%+      (0.84)%     (0.78)%        (0.90)%+
Portfolio turnover                                                            65%          100%         97%            64%
Net assets at end of period (000 Omitted)                          $      85,736     $  71,049   $  34,691   $     10,085

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
  ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                           RESEARCH INTERNATIONAL SERIES
                                                   ----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                          YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2004    -----------------------------------------------------------
                                                    (UNAUDITED)       2003        2002        2001        2000          1999
                                                   -------------    ---------   ---------   ---------   ---------     ---------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period             $      12.01     $    9.03   $   10.22   $   12.70   $   14.59     $    9.42
                                                   ------------     ---------   ---------   ---------   ---------     ---------
Income from investment operations# --
  Net investment income                            $       0.13     $    0.08   $    0.06   $    0.04   $    0.19     $    0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       0.48          2.96       (1.23)      (2.27)      (1.30)         5.14
                                                   ------------     ---------   ---------   ---------   ---------     ---------
      Total from investment operations             $       0.61     $    3.04   $   (1.17)  $   (2.23)  $   (1.11)    $    5.17
                                                   ------------     ---------   ---------   ---------   ---------     ---------
Less distributions declared to shareholders --
  From net investment income                       $      (0.06)    $   (0.06)  $   (0.02)  $   (0.09)  $   (0.00)+++ $   (0.00)+++
  From net realized gain on investments and
    foreign currency transactions                            --            --          --       (0.12)      (0.78)           --
  In excess of net realized gain on investments
    and foreign currency transactions                        --            --          --       (0.04)         --            --
                                                   ------------     ---------   ---------   ---------   ---------     ---------
      Total distributions declared to shareholders $      (0.06)    $   (0.06)  $   (0.02)  $   (0.25)  $   (0.78)    $   (0.00)+++
                                                   ------------     ---------   ---------   ---------   ---------     ---------
Net asset value -- end of period                   $      12.56     $   12.01   $    9.03   $   10.22   $   12.70     $   14.59
                                                   ============     =========   =========   =========   =========     =========
Total return^                                              5.13%++      33.86%     (11.44)%    (17.76)%     (7.95)%       54.94%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.12%+        1.30%       1.26%       1.26%       1.28%         1.50%
  Net investment income                                    2.15%+        0.83%       0.61%       0.36%       1.43%         0.28%
Portfolio turnover                                           59%           97%        136%        145%        110%          164%
Net assets at end of period (000 Omitted)          $     76,564     $  74,262   $  62,555   $  80,738   $  82,945     $  30,150

                                                                                RESEARCH INTERNATIONAL SERIES
                                                                   ------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED        YEAR ENDED DECEMBER 31,  PERIOD ENDED
                                                                   JUNE 30, 2004    -----------------------  DECEMBER 31,
                                                                    (UNAUDITED)        2003        2002          2001*
                                                                   -------------    -----------------------  ------------
SERVICE CLASS
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       11.95     $    9.00   $   10.21   $      10.81
                                                                   -------------     ---------   ---------   ------------
Income from investment operations# --
  Net investment income (loss)                                     $        0.13     $    0.03   $    0.03   $      (0.03)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                                    0.47          2.96       (1.22)         (0.57)
                                                                   -------------     ---------   ---------   ------------
      Total from investment operations                             $        0.60     $    2.99   $   (1.19)  $      (0.60)
                                                                   -------------     ---------   ---------   ------------
Less distributions declared to shareholders from net
  investment income --                                             $       (0.05)    $   (0.04)  $   (0.02)  $         --
                                                                   -------------     ---------   ---------   ------------
Net asset value -- end of period                                   $       12.50     $   11.95   $    9.00   $      10.21
                                                                   =============     =========   =========   ============
Total return^                                                               5.07%++      33.40%     (11.66)%        (5.55)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.38%+        1.57%       1.51%          1.51%+
  Net investment income (loss)                                              2.05%+        0.33%       0.35%         (0.81)%+
Portfolio turnover                                                            59%           97%        136%           145%
Net assets at end of period (000 Omitted)                          $      42,244     $  27,282   $   5,783   $      2,537

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
  ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                              STRATEGIC GROWTH SERIES
                                                 -------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED                    YEAR ENDED DECEMBER 31,               PERIOD ENDED
                                                 JUNE 30, 2004    -----------------------------------------------   DECEMBER 31,
                                                  (UNAUDITED)       2003          2002        2001        2000          1999*
                                                 -------------    ---------     ---------   ---------   ---------   ------------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $      7.18     $    5.63     $    8.05   $   10.91   $   12.13     $   10.00
                                                  -----------     ---------     ---------   ---------   ---------     ---------
Income from investment operations# --
  Net investment income (loss)@                   $     (0.00)+++ $   (0.00)+++ $   (0.01)  $   (0.01)  $   (0.01)    $    0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     0.07          1.55         (2.41)      (2.65)      (1.20)         1.61
                                                  -----------     ---------     ---------   ---------   ---------     ---------
      Total from investment operations            $      0.07     $    1.55     $   (2.42)  $   (2.66)  $   (1.21)    $    1.67
                                                  -----------     ---------     ---------   ---------   ---------     ---------
Less distributions declared to shareholders --
  From net investment income                      $        --     $      --     $      --   $      --   $   (0.01)    $      --
  From net realized gain on investments and
    foreign currency transactions                          --            --            --       (0.20)  $   (0.00)+++        --
                                                  -----------     ---------     ---------   ---------   ---------     ---------
      Total distributions declared to
        shareholders                              $        --     $      --     $      --   $   (0.20)  $   (0.01)    $      --
                                                  -----------     ---------     ---------   ---------   ---------     ---------
      Capital contribution by investment adviser  $        --     $      --     $      --   $      --   $      --     $    0.46
                                                  -----------     ---------     ---------   ---------   ---------     ---------
Net asset value -- end of period                  $      7.25     $    7.18     $    5.63   $    8.05   $   10.91     $   12.13
                                                  ===========     =========     =========   =========   =========     =========
Total return^                                            0.97%++      27.53%       (30.06)%    (24.65)%     (9.99)%       21.30%++**
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                             0.88%+        0.91%         0.88%       0.86%       0.94%         1.00%+
  Net investment income (loss)                          (0.13)%+      (0.01)%       (0.18)%     (0.11)%     (0.06)%        2.61%+
Portfolio turnover                                         32%           74%           98%        123%         86%            4%
Net assets at end of period (000 Omitted)         $    47,101     $  47,910     $  38,486   $  74,471   $  86,823     $   9,158

 @The investment adviser contractually agreed under a temporary expense agreement to reimburse all of the series' operating expenses, exclusive of management fees and certain other fees and expenses, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, net investment loss per share and the ratios would have been:

  Net investment loss                                   $    --       $    --     $    --      $   --        $ --     $   (0.01)
  Ratios (to average net assets):
    Expenses##                                               --            --          --          --          --          4.01%+
    Net investment loss                                      --            --          --          --          --         (0.40)%+

                                                                                   STRATEGIC GROWTH SERIES
                                                                   ------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED        YEAR ENDED DECEMBER 31,  PERIOD ENDED
                                                                   JUNE 30, 2004    -----------------------  DECEMBER 31,
                                                                    (UNAUDITED)        2003        2002         2001***
                                                                   -------------    -----------------------  ------------
SERVICE CLASS
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $        7.14     $    5.62   $    8.05   $       8.21
                                                                   -------------     ---------   ---------   ------------
Income from investment operations# --
  Net investment loss                                              $       (0.01)    $   (0.01)  $   (0.02)  $      (0.01)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                                    0.07          1.53       (2.41)         (0.15)++++
                                                                   -------------     ---------   ---------   ------------
      Total from investment operations                             $        0.06     $    1.52   $   (2.43)  $      (0.16)
                                                                   -------------     ---------   ---------   ------------
Net asset value -- end of period                                   $        7.20     $    7.14   $    5.62   $       8.05
                                                                   =============     =========   =========   ============
Total return^                                                               0.84%++      27.05%     (30.19)%        (1.95)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.14%+        1.16%       1.13%          1.11%+
  Net investment loss                                                      (0.38)%+      (0.23)%     (0.38)%        (0.27)%+
Portfolio turnover                                                            32%           74%         98%           123%
Net assets at end of period (000 Omitted)                          $      38,217     $  30,403   $   4,997   $      1,989

   * For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 1999.
  ** The investment adviser voluntarily agreed to make a capital contribution of $126,028 to the Strategic Growth Series in order to equate the series' total return for the period to that of another MFS fund with the same portfolio manager and investment objective. To the extent the investment adviser had not made this capital contribution, the total return of the series would have been 10.16%.
 *** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
++++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
   ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                              STRATEGIC VALUE SERIES
                                                                                 -----------------------------------------------
                                                                                   SIX MONTHS                         PERIOD
                                                                                     ENDED          YEAR ENDED         ENDED
                                                                                 JUNE 30, 2004     DECEMBER 31,     DECEMBER 31,
                                                                                  (UNAUDITED)          2003             2002*
                                                                                 -------------     ------------     ------------
INITIAL CLASS
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                            $      10.05     $       7.90     $      10.00
                                                                                  ------------     ------------     ------------
Income from investment operations# --
  Net investment income@                                                          $       0.03     $       0.07     $       0.07
  Net realized and unrealized gain (loss) on investments and foreign currency             0.55             2.09            (2.17)
                                                                                  ------------     ------------     ------------
      Total from investment operations                                            $       0.58     $       2.16     $      (2.10)
                                                                                  ------------     ------------     ------------
Less distributions declared to shareholders --
  From net investment income                                                      $      (0.04)    $      (0.01)    $         --
  From net realized gain on investments and foreign currency transactions                (0.21)              --               --
                                                                                  ------------     ------------     ------------
      Total distributions declared to shareholders                                       (0.25)              --               --
                                                                                  ------------     ------------     ------------
Net asset value -- end of period                                                  $      10.38     $      10.05     $       7.90
                                                                                  ============     ============     ============
Total return^                                                                             5.90%++         27.44%          (21.00)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                              0.99%+           1.00%            1.01%+
  Net investment income                                                                   0.54%+           0.80%            0.89%+
Portfolio turnover                                                                          43%              38%              53%
Net assets at end of period (000 Omitted)                                         $          8     $          8     $          6

 @The investment adviser contractually agreed under a temporary expense agreement to reimburse all of the series' operating expenses, exclusive of management and certain other fees and expenses, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, net investment income per share and the ratios would have been:

  Net investment income (loss)                                                    $       0.01     $       0.02     $      (0.35)
  Ratios (to average net assets):
    Expenses##                                                                            1.25%+           1.59%            6.20%+
    Net investment income (loss)                                                          0.28%+           0.21%           (4.30)%+

                                                                                              STRATEGIC VALUE SERIES
                                                                                 -----------------------------------------------
                                                                                   SIX MONTHS                         PERIOD
                                                                                     ENDED          YEAR ENDED         ENDED
                                                                                 JUNE 30, 2004     DECEMBER 31,     DECEMBER 31,
                                                                                  (UNAUDITED)          2003            2002*
                                                                                 -------------     ------------     ------------
SERVICE CLASS
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                            $      10.02     $       7.90     $      10.00
                                                                                  ------------     ------------     ------------
Income from investment operations# --
  Net investment income@                                                          $       0.01     $       0.05     $       0.06
  Net realized and unrealized gain (loss) on investments and foreign currency             0.55             2.08            (2.16)
                                                                                  ------------     ------------     ------------
      Total from investment operations                                            $       0.56     $       2.13     $      (2.10)
                                                                                  ------------     ------------     ------------
Less distributions declared to shareholders --
  From net investment income                                                      $      (0.02)    $      (0.01)    $         --
  From net realized gain on investments and foreign currency transactions                (0.21)              --               --
                                                                                  ------------     ------------     ------------
      Total distributions declared to shareholders                                       (0.23)              --               --
                                                                                  ------------     ------------     ------------
Net asset value -- end of period                                                  $      10.35     $      10.02     $       7.90
                                                                                  ============     ============     ============
Total return^                                                                             5.81%++         27.01%          (21.00)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                              1.25%+           1.25%            1.26%+
  Net investment income                                                                   0.28%+           0.56%            0.81%+
Portfolio turnover                                                                          43%              38%              53%
Net assets at end of period (000 Omitted)                                         $      9,944     $      8,199     $      1,072

 @The investment adviser contractually agreed under a temporary expense agreement to reimburse all of the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, net investment income per share and the ratios would have been:

  Net investment income (loss)                                                    $       0.00+++  $      (0.00)+++ $      (0.33)
  Ratios (to average net assets):
    Expenses##                                                                            1.51%+           1.84%            6.45%+
    Net investment income (loss)                                                          0.02%+          (0.03)%          (4.38)%+

  * For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 1999.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
  ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                          TECHNOLOGY SERIES
                                                   ----------------------------------------------------------------
                                                     SIX MONTHS                                            PERIOD
                                                       ENDED             YEAR ENDED DECEMBER 31,           ENDED
                                                   JUNE 30, 2004    ---------------------------------    DECEMBER 31,
                                                    (UNAUDITED)       2003        2002        2001          2000*
                                                   ------------     ---------   ---------   ---------     ---------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period              $      4.10     $    2.82   $    5.22   $    8.52     $   10.00
                                                    -----------     ---------   ---------   ---------     ---------
Income from investment operations# --
  Net investment income (loss)@                     $     (0.01)    $   (0.02)  $   (0.02)  $   (0.02)    $    0.01
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       0.05          1.30       (2.38)      (3.28)        (1.49)
                                                    -----------     ---------   ---------   ---------     ---------
      Total from investment operations              $      0.04     $    1.28   $   (2.40)  $   (3.30)    $   (1.48)
                                                    -----------     ---------   ---------   ---------     ---------
Less distributions declared to shareholders --
  From net investment income                        $        --     $      --   $      --   $   (0.00)+++ $      --
  In excess of net realized gain on investments
    and foreign currency transactions                        --            --          --       (0.00)+++        --
                                                    -----------     ---------   ---------   ---------     ---------
      Total distributions declared to shareholders  $        --     $      --   $      --   $   (0.00)+++ $      --
                                                    -----------     ---------   ---------   ---------     ---------
Net asset value -- end of period                    $      4.14     $    4.10   $    2.82   $    5.22     $    8.52
                                                    ===========     =========   =========   =========     =========
Total return^                                              0.98%++      45.39%     (45.98)%    (38.87)%      (14.60)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.01%+        1.06%       0.91%       0.90%         1.02%+
  Net investment income (loss)                            (0.67)%+      (0.65)%     (0.61)%     (0.39)%        0.09%+
Portfolio turnover                                           54%          191%        210%        310%          271%
Net assets at end of period (000 Omitted)           $    26,398     $  28,376   $  14,020   $  33,855     $  31,907

 @The investment adviser contractually agreed under a temporary expense agreement to reimburse all of the series' operating expenses, exclusive of management and certain other fees and expenses, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, net investment loss per share and the ratios would have been:

  Net investment loss                               $     (0.02)    $   (0.02)  $      --   $      --   $   (0.00)+++
  Ratios (to average net assets):
    Expenses##                                             1.09%+        1.09%         --          --        1.16%+
    Net investment loss                                   (0.75)%+      (0.68)%        --          --       (0.05)%+

                                                                                       TECHNOLOGY SERIES
                                                                   ------------------------------------------------------
                                                                    SIX MONTHS                                  PERIOD
                                                                       ENDED        YEAR ENDED DECEMBER 31,     ENDED
                                                                   JUNE 30, 2004    -----------------------  DECEMBER 31,
                                                                    (UNAUDITED)        2003        2002         2001**
                                                                   -------------    -----------------------  ------------
SERVICE CLASS
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $        4.07     $    2.80   $    5.22   $       5.32
                                                                   -------------     ---------   ---------   ------------
Income from investment operations# --
  Net investment loss@                                             $       (0.02)    $   (0.03)  $   (0.03)  $      (0.02)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                                    0.05          1.30       (2.39)         (0.08)
                                                                   -------------     ---------   ---------   ------------
      Total from investment operations                             $        0.03     $    1.27   $   (2.42)  $      (0.10)
                                                                   -------------     ---------   ---------   ------------
Net asset value -- end of period                                   $        4.10     $    4.07   $    2.80   $       5.22
                                                                   =============     =========   =========   ============
Total return^                                                               0.74%++      45.36%     (46.36)%        (1.88)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.26%+        1.30%       1.16%          1.15%+
  Net investment loss                                                      (0.92)%+      (0.91)%     (0.85)%        (0.90)%+
Portfolio turnover                                                            54%          191%        210%           310%
Net assets at end of period (000 Omitted)                          $       4,075     $   4,094   $   1,509   $        947

 @The investment adviser contractually agreed under a temporary expense agreement to reimburse all of the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, net investment loss per share and the ratios would have been:

  Net investment loss                                              $       (0.02)    $   (0.03)
  Ratios (to average net assets):
    Expenses##                                                              1.34%+        1.33%+
    Net investment loss                                                    (1.00)%+      (0.94)%+

  * For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.
 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
  ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                  VALUE SERIES
                                                   ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                          YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2004    -----------------------------------------------------------
                                                    (UNAUDITED)       2003        2002        2001        2000          1999
                                                   ------------     ---------   ---------   ---------   ---------     ---------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period              $     13.61     $   11.05   $   12.88   $   14.45   $   11.21     $   10.50
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Income from investment operations# --
  Net investment income                             $      0.10     $    0.19   $    0.19   $    0.17   $    0.20     $    0.20
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       0.38          2.56       (1.93)      (0.55)       3.16          0.54
                                                    -----------     ---------   ---------   ---------   ---------     ---------
      Total from investment operations              $      0.48     $    2.75   $   (1.74)  $   (0.38)  $    3.36     $    0.74
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Less distributions declared to shareholders --
  From net investment income                        $     (0.18)    $   (0.19)  $   (0.09)  $   (0.75)  $   (0.07)    $   (0.03)
  From net realized gain on investments
    and foreign currency transactions                        --            --          --       (0.42)      (0.05)           --
  In excess of net realized gain on investments
    and foreign currency transactions                        --            --          --       (0.02)         --            --
                                                    -----------     ---------   ---------   ---------   ---------     ---------
      Total distributions declared to shareholders  $     (0.18)    $   (0.19)  $   (0.09)  $   (1.19)  $   (0.12)    $   (0.03)
                                                    -----------     ---------   ---------   ---------   ---------     ---------
Net asset value -- end of period                    $     13.91     $   13.61   $   11.05   $   12.88   $   14.45     $   11.21
                                                    ===========     =========   =========   =========   =========     =========
Total return^                                              3.60%++      25.31%     (13.58)%     (7.46)%     30.25%         7.05%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.84%+        0.84%       0.83%       0.85%       0.87%         1.01%
  Net investment income                                    1.47%+        1.65%       1.57%       1.31%       1.66%         1.81%
Portfolio turnover                                           21%           57%         51%         63%         85%           76%
Net assets at end of period (000 Omitted)           $   313,326     $ 310,818   $ 266,892   $ 288,239   $ 124,221     $  41,172

                                                                                       VALUE SERIES
                                                                   ------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED        YEAR ENDED DECEMBER 31,  PERIOD ENDED
                                                                   JUNE 30, 2004    -----------------------  DECEMBER 31,
                                                                    (UNAUDITED)        2003        2002         2001*
                                                                   -------------    -----------------------  ------------
SERVICE CLASS
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $       13.56     $   11.01   $   12.86   $      13.12
                                                                   -------------     ---------   ---------   ------------
Income from investment operations# --
  Net investment income                                            $        0.08     $    0.16   $    0.17   $       0.05
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                                    0.38          2.56       (1.93)         (0.31)
                                                                   -------------     ---------   ---------   ------------
      Total from investment operations                             $        0.46     $    2.72   $   (1.76)  $      (0.26)
                                                                   -------------     ---------   ---------   ------------
Less distributions declared to shareholders from net
  investment income --                                             $       (0.16)    $   (0.17)  $   (0.09)  $         --
                                                                   -------------     ---------   ---------   ------------
Net asset value -- end of period                                   $       13.86     $   13.56   $   11.01   $      12.86
                                                                   =============     =========   =========   ============
Total return^                                                               3.46%++      25.09%     (13.77)%        (1.98)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.09%+        1.09%       1.08%          1.11%+
  Net investment income                                                     1.23%+        1.39%       1.41%          1.00%+
Portfolio turnover                                                            21%           57%         51%            63%
Net assets at end of period (000 Omitted)                          $     100,777     $  83,780   $  46,646   $     16,481

 * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
 ^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-nine separate series (the series) of shares: Bond Series, Capital Appreciation Series, Capital Opportunities Series*, Core Equity Series* (formerly Research Growth and Income Series), Emerging Growth Series, Emerging Markets Equity Series, Global Governments Series, Global Growth Series, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series*, International Value Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series*, Massachusetts Investors Trust Series, Mid Cap Growth Series, Mid Cap Value Series*, Money Market Series, New Discovery Series*, Research Series, Research International Series*, Strategic Growth Series*, Strategic Income Series, Strategic Value Series*, Technology Series*, Total Return Series, Utilities Series and Value Series*. All of these series are diversified except for the Global Governments Series, Global Growth Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Mid Cap Growth Series, Strategic Income Series and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

General -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities in each series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Bonds and other fixed income securities (other than short-term obligations) in the series' portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Listed options are valued at the closing price as reported by an independent pricing service on the principal exchange on which they are traded. Unlisted options are valued by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

Repurchase Agreements -- Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Each series of the Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- Each series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received.

When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Security Loans -- State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of each series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide each series with indemnification against Borrower default. Each series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the six months ended June 30, 2004, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a commission recapture agreement, under which certain brokers will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the six months ended June 30, 2004, each series' miscellaneous expenses were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                                               CAPITAL           CORE       INTERNATIONAL   MASSACHUSETTS
                                                            OPPORTUNITIES       EQUITY          GROWTH     INVESTORS GROWTH
                                                               SERIES           SERIES          SERIES       STOCK SERIES
          -----------------------------------------------------------------------------------------------------------------
          Balance credits                                    $         --    $         26    $         --    $        364
          Directed brokerage credits                                1,885             786              --           6,682
                                                             ------------    ------------    ------------    ------------
          Total                                              $      1,885    $        812    $         --    $      7,046
                                                             ------------    ------------    ------------    ------------

                                                               MID CAP           NEW           RESEARCH       STRATEGIC
                                                                VALUE         DISCOVERY     INTERNATIONAL       GROWTH
                                                                SERIES          SERIES          SERIES          SERIES
          -----------------------------------------------------------------------------------------------------------------
          Balance credits                                    $         --    $        232    $        235    $         41
          Directed brokerage credits                                   --              --           5,943             291
                                                             ------------    ------------    ------------    ------------
          Total                                              $         --    $        232    $      6,178    $        332
                                                             ------------    ------------    ------------    ------------

                                                                              STRATEGIC
                                                                                VALUE         TECHNOLOGY         VALUE
                                                                                SERIES          SERIES          SERIES
          -----------------------------------------------------------------------------------------------------------------
          Balance credits                                                    $         --    $         --    $         28
          Directed brokerage credits                                                   --           1,942           8,351
                                                                             ------------    ------------    ------------
          Total                                                              $         --    $      1,942    $      8,379
                                                                             ------------    ------------    ------------

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts and net operating losses.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                               CAPITAL OPPORTUNITIES SERIES    CORE EQUITY SERIES     INTERNATIONAL GROWTH SERIES
                                               ----------------------------  ----------------------   ---------------------------
                                                 YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                               ----------------------------  -----------------------  ---------------------------
                                                    2003          2002          2003        2002            2003         2002
---------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                               $   907,389     $ 316,427    $ 561,841    $ 599,444       $ 738,126     $ 637,087
                                                -----------     ---------    ---------    ---------       ---------     ---------

                                                 MASSACHUSETTS INVESTORS                                         RESEARCH
                                                   GROWTH STOCK SERIES         MID CAP VALUE SERIES        INTERNATIONAL SERIES
                                                -------------------------     -----------------------     -----------------------
                                                 YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                -------------------------     -----------------------     -----------------------
                                                   2003           2002            2003       2002           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                               $        --     $ 926,984      $   1,651   $      --      $  410,974    $ 200,297
                                                -----------     ---------      ---------   ---------      ----------    ---------

                                                 STRATEGIC VALUE SERIES           VALUE SERIES
                                                -------------------------   -------------------------
                                                 YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                -------------------------   -------------------------
                                                   2003            2002        2003           2002
-----------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                               $     3,650     $      --   $ 5,151,031   $ 2,727,162
                                                -----------     ---------   -----------   -----------

For the year ended December 31, 2003, Massachusetts Investors Growth Stock Series, New Discovery Series, Strategic Growth Series and Technology Series paid no distributions. For the year ended December 31, 2002, New Discovery Series, Strategic Growth Series and Technology Series paid no distributions. For the period from their commencement of operations on May 1, 2002, through December 31, 2002, Mid Cap Value Series and Strategic Value Series paid no distributions.

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                       CAPITAL           CORE       INTERNATIONAL   MASSACHUSETTS
                                                    OPPORTUNITIES       EQUITY          GROWTH     INVESTORS GROWTH
                                                        SERIES          SERIES          SERIES       STOCK SERIES
-------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                       $    1,274,601  $      569,233  $      661,348  $      320,382
Capital loss carryforward                             (343,044,353)    (17,614,958)    (26,198,701)   (462,695,771)
Unrealized appreciation                                 25,976,221       9,401,204      26,335,973       2,407,704
Other temporary differences                                     --              --          (8,782)             --

                                                       MID CAP           NEW           RESEARCH         STRATEGIC
                                                        VALUE         DISCOVERY     INTERNATIONAL        GROWTH
                                                        SERIES          SERIES          SERIES           SERIES
------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                       $      432,635   $          --  $      525,163    $         --
Undistributed long-term capital gain                        25,645              --              --              --
Capital loss carryforward                                       --    (100,964,259)    (22,487,348)    (53,555,747)
Unrealized appreciation                                  1,452,087      49,894,406      16,289,361       5,083,062
Other temporary differences                                     --              --         (11,302)             --

                                                      STRATEGIC
                                                        VALUE        TECHNOLOGY        VALUE
                                                        SERIES         SERIES          SERIES
--------------------------------------------------------------------------------------------------
Undistributed ordinary income                       $      193,957  $           --  $    5,235,041
Undistributed long-term capital gain                        29,193              --              --
Capital loss carryforward                                       --     (39,862,599)    (28,615,435)
Unrealized appreciation                                    836,597       3,576,405      40,491,540

At December 31, 2003, for federal income tax purposes, the following series had a capital loss carryforward that may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                       CAPITAL           CORE       INTERNATIONAL   MASSACHUSETTS
                                                    OPPORTUNITIES       EQUITY          GROWTH     INVESTORS GROWTH
EXPIRATION DATE                                        SERIES           SERIES          SERIES       STOCK SERIES
-------------------------------------------------------------------------------------------------------------------
December 31, 2009                                   $ (196,683,801) $   (3,791,704) $  (13,437,011) $ (287,187,822)
December 31, 2010                                     (146,360,552)    (13,823,254)    (12,761,690)   (175,507,949)
December 31, 2011                                               --              --              --              --
                                                    --------------  --------------  --------------  --------------
Total                                               $ (343,044,353) $  (17,614,958) $  (26,198,701) $ (462,695,771)
                                                    ==============  ==============  ==============  ==============

                                                         NEW          RESEARCH        STRATEGIC
                                                      DISCOVERY     INTERNATIONAL      GROWTH
                                                       SERIES          SERIES          SERIES
--------------------------------------------------------------------------------------------------
December 31, 2009                                   $  (30,293,725) $  (13,343,908) $  (33,666,533)
December 31, 2010                                      (70,670,534)     (9,143,440)    (17,626,481)
December 31, 2011                                               --              --      (2,262,733)
                                                    --------------  --------------  --------------
Total                                               $ (100,964,259) $  (22,487,348) $  (53,555,747)
                                                    ==============  ==============  ==============

                                                      TECHNOLOGY       VALUE
                                                        SERIES         SERIES
----------------------------------------------------------------------------------
December 31, 2008                                   $   (1,492,964) $           --
December 31, 2009                                      (21,867,565)     (4,533,168)
December 31, 2010                                      (16,502,070)    (20,121,899)
December 31, 2011                                               --      (3,960,368)
                                                    --------------  --------------
Total                                               $  (39,862,599) $  (28,615,435)
                                                    ==============  ==============

For Technology Series, the availability of a portion of these respective capital loss carryforwards that were acquired on September 5, 2003 in connection with the MFS/Sun Life Global Telecommunications Series acquisition may be limited in a given year.

Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest -- Each series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser -- Each series has an investment advisory agreement with MFS, an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on the average net assets of each series. Management fees and expense limitations are as follows:

                                                                                      TOTAL
                                                                                     "OTHER"
                                                                       MANAGEMENT    EXPENSE
                                                                           FEE     LIMITATION
           ----------------------------------------------------------------------------------
           Capital Opportunities Series                                   0.75%*       N/A
           Core Equity Series                                             0.75%        N/A
           International Growth Series                                    0.90%*       N/A
           Massachusetts Investors Growth Stock Series                    0.75%**      N/A
           Mid Cap Value Series                                           0.75%       0.25%
           New Discovery Series                                           0.90%        N/A
           Research International Series                                  0.90%*       N/A
           Strategic Growth Series                                        0.75%        N/A
           Strategic Value Series                                         0.75%       0.25%
           Technology Series                                              0.75%       0.25%
           Value Series                                                   0.75%        N/A

* The management fee for Capital Opportunities Series is 0.75% of the first $300 million of average net assets and 0.675% of average net assets in excess of $300 million. The management fee for International Growth Series is 0.90% of the first $1 billion of average net assets, 0.80% of the next $1 billion of average net assets and 0.70% of average net assets in excess of $2 billion. The management fee for Research International Series is 0.90% of the first $1 billion of average net assets, 0.80% of the next $1 billion of average net assets and 0.70% of average net assets in excess of $2 billion.

** The investment adviser has voluntarily agreed to reduce the management fee of Massachusetts Investors Growth Stock Series to 0.70% of average net assets in excess of $1 billion. This voluntary reduction in the management fee may be rescinded by MFS only with the approval of the series' Board of Trustees.

For Mid Cap Value Series, Strategic Value Series and Technology Series, the investment adviser has contractually agreed to reimburse each series' operating expenses exclusive of management, distribution and certain other fees and expenses such that the series' other expenses do not exceed 0.25% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Each series pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator -- MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain series for which MFS acts as investment adviser. Under an administrative services agreement between the series and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each series is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, each series paid MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

           First $2 billion                                                         0.0175%
           Next $2.5 billion                                                        0.0130%
           Next $2.5 billion                                                        0.0005%
           In excess of $7 billion                                                  0.0000%

Effective April 1, 2004, each series paid MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

           First $2 billion                                                        0.01120%
           Next $2.5 billion                                                       0.00832%
           Next $2.5 billion                                                       0.00032%
           In excess of $7 billion                                                 0.00000%

For the six months ended June 30, 2004, each series paid MFS the following amounts to partially reimburse MFS for the costs of providing administrative services:

                                                                ADMINSTRATIVE    % OF AVERAGE
                                                                     FEE          NET ASSETS
           ----------------------------------------------------------------------------------
           Capital Opportunities Series                           $   20,178       0.01445%
           Core Equity Series                                          6,413       0.01441%
           International Growth Series                                 8,936       0.01437%
           Massachusetts Investors Growth Stock Series                41,256       0.01441%
           Mid Cap Value Series                                        1,370       0.01432%
           New Discovery Series                                       21,774       0.01440%
           Research International Series                               7,815       0.01426%
           Strategic Growth Series                                     5,989       0.01434%
           Strategic Value Series                                        662       0.01427%
           Technology Series                                           2,316       0.01452%
           Value Series                                               29,011       0.01434%

Distributor -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the six months ended June 30, 2004 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, were as follows:

                                                       CAPITAL         CORE         INTERNATIONAL   MASSACHUSETTS
                                                     OPPORTUNITIES     EQUITY           GROWTH     INVESTORS GROWTH
                                                        SERIES         SERIES           SERIES       STOCK SERIES
-------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)        $  121,643,995  $   43,034,919  $   60,794,109  $  386,625,055
                                                    ==============  ==============  ==============  ==============

Sales
Investments (non-U.S. government securities)        $  141,512,803  $   46,329,506  $   64,875,159  $  409,267,254
                                                    ==============  ==============  ==============  ==============

                                                       MID CAP           NEW           RESEARCH        STRATEGIC
                                                        VALUE         DISCOVERY     INTERNATIONAL       GROWTH
                                                        SERIES         SERIES           SERIES          SERIES
------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)        $   17,613,489  $  192,306,966  $   75,255,507  $   37,356,240
                                                    ==============  ==============  ==============  ==============

Sales
Investments (non-U.S. government securities)        $   13,986,558  $  193,727,902  $   62,992,619  $   29,392,104
                                                    ==============  ==============  ==============  ==============

                                                      STRATEGIC
                                                        VALUE         TECHNOLOGY        VALUE
                                                        SERIES          SERIES          SERIES
--------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)        $    5,264,540  $   16,747,709  $   95,225,949
                                                    ==============  ==============  ==============

Sales
Investments (non-U.S. government securities)        $    3,945,556  $   19,878,859  $   80,839,556
                                                    ==============  ==============  ==============

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                       CAPITAL           CORE       INTERNATIONAL   MASSACHUSETTS
                                                    OPPORTUNITIES       EQUITY          GROWTH     INVESTORS GROWTH
                                                        SERIES          SERIES          SERIES       STOCK SERIES
-------------------------------------------------------------------------------------------------------------------
Aggregate cost                                      $  272,552,990  $   88,174,307  $  122,453,413  $  597,770,219
                                                    ==============  ==============  ==============  ==============
Gross unrealized appreciation                       $   22,033,217  $   10,447,305  $   21,559,647  $   11,343,846
Gross unrealized depreciation                           (5,579,296)     (2,527,940)     (2,672,410)    (21,693,213)
                                                    --------------  --------------  --------------  --------------
  Net unrealized appreciation (depreciation)        $   16,453,921  $    7,919,365  $   18,887,237  $  (10,349,367)
                                                    ==============  ==============  ==============  ==============

                                                       MID CAP           NEW           RESEARCH       STRATEGIC
                                                        VALUE         DISCOVERY     INTERNATIONAL       GROWTH
                                                        SERIES          SERIES          SERIES          SERIES
-------------------------------------------------------------------------------------------------------------------
Aggregate cost                                      $   19,606,978  $  340,397,609  $  125,855,992  $   89,107,709
                                                    ==============  ==============  ==============  ==============
Gross unrealized appreciation                       $    2,077,690  $   42,608,280  $   11,975,741  $    7,445,052
Gross unrealized depreciation                             (770,912)    (11,454,136)     (1,624,026)     (4,377,049)
                                                    --------------  --------------  --------------  --------------
  Net unrealized appreciation                       $    1,306,778  $   31,154,144  $   10,351,715  $    3,068,003
                                                    ==============  ==============  ==============  ==============

                                                       STRATEGIC
                                                         VALUE        TECHNOLOGY        VALUE
                                                        SERIES          SERIES          SERIES
--------------------------------------------------------------------------------------------------
Aggregate cost                                      $    9,211,721  $   34,335,635  $  378,386,798
                                                    ==============  ==============  ==============
Gross unrealized appreciation                       $      859,205  $    3,441,684  $   47,279,825
Gross unrealized depreciation                             (127,192)       (957,830)     (6,388,693)
                                                    --------------  --------------  --------------
  Net unrealized appreciation                       $      732,013  $    2,483,854  $   40,891,132
                                                    ==============  ==============  ==============

(5) SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                            CAPITAL OPPORTUNITIES SERIES
                   --------------------------------------------------------------------------------------------------------------
                                        INITIAL CLASS                                           SERVICE CLASS
                   ------------------------------------------------------  ------------------------------------------------------
                         SIX MONTHS ENDED             YEAR ENDED                SIX MONTHS ENDED              YEAR ENDED
                          JUNE 30, 2004            DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                   --------------------------  --------------------------  --------------------------  --------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold           2,044,914  $ 24,604,235     5,731,529  $ 62,261,227       486,483  $  5,842,165     1,050,333  $ 11,275,332
Shares issued to
  shareholders in
  reinvestment of
  distributions         106,761     1,240,566        90,020       890,293         3,808        44,137         1,732        17,096
Shares reacquired    (3,938,155)  (47,496,433)  (10,242,917) (106,123,750)     (475,332)   (5,688,092)     (952,712)  (10,185,013)
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
    (decrease)       (1,786,480) $(21,651,632)   (4,421,368) $(42,972,230)       14,959  $    198,210        99,353  $  1,107,415
                   ============  ============  ============  ============  ============  ============  ============  ============

                                                                 CORE EQUITY SERIES
                   --------------------------------------------------------------------------------------------------------------
                                        INITIAL CLASS                                           SERVICE CLASS
                   ------------------------------------------------------  ------------------------------------------------------
                         SIX MONTHS ENDED             YEAR ENDED                SIX MONTHS ENDED              YEAR ENDED
                          JUNE 30, 2004            DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                   --------------------------  --------------------------  --------------------------  --------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold           1,013,053  $ 12,980,291     2,988,914  $ 33,507,139       161,167  $  2,059,777       400,134  $  4,534,610
Shares issued to
  shareholders in
  reinvestment of
  distributions          42,539       526,207        49,630       518,633         3,492        43,091         4,147        43,208
Shares reacquired    (1,322,319)  (16,892,902)   (3,140,709)  (34,316,777)     (166,116)   (2,116,537)     (342,681)   (3,876,494)
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
    (decrease)         (266,727) $ (3,386,404)     (102,165) $   (291,005)       (1,457) $    (13,669)       61,600  $    701,324
                   ============  ============  ============  ============  ============  ============  ============  ============

                                                             INTERNATIONAL GROWTH SERIES
                   --------------------------------------------------------------------------------------------------------------
                                        INITIAL CLASS                                           SERVICE CLASS
                   ------------------------------------------------------  ------------------------------------------------------
                         SIX MONTHS ENDED             YEAR ENDED                SIX MONTHS ENDED              YEAR ENDED
                          JUNE 30, 2004            DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                   --------------------------  --------------------------  --------------------------  --------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------

Shares sold           7,675,410  $ 92,406,257    17,427,446  $158,475,766     1,646,390  $ 19,745,639     4,889,389  $ 43,375,201
Shares issued to
  shareholders in
  reinvestment of
  distributions          54,523       610,662        78,473       673,301         5,426        60,665         7,564        64,825
Shares reacquired    (7,959,755)  (95,778,991)  (18,699,087) (169,539,648)   (1,673,675)  (20,031,363)   (4,826,366)  (42,944,326)
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
    (decrease)         (229,822) $ (2,762,072)   (1,193,168) $(10,390,581)      (21,859) $   (225,059)       70,587  $    495,700
                   ============  ============  ============  ============  ============  ============  ============  ============

                                                      MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                   --------------------------------------------------------------------------------------------------------------
                                        INITIAL CLASS                                           SERVICE CLASS
                   ------------------------------------------------------  ------------------------------------------------------
                         SIX MONTHS ENDED             YEAR ENDED                SIX MONTHS ENDED              YEAR ENDED
                          JUNE 30, 2004            DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                   --------------------------  --------------------------  --------------------------  --------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold           7,312,960  $ 63,656,361    20,408,527  $163,430,484     6,123,680  $ 53,406,969     8,700,962  $ 69,795,492
Shares issued to
  shareholders in
  reinvestment of
  distributions          37,669       320,560            --            --            --            --            --            --
Shares reacquired   (10,971,435)  (95,577,972)  (26,056,445) (203,246,211)   (5,599,865)  (48,757,642)   (5,421,405)  (43,607,875)
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
    (decrease)       (3,620,806) $(31,601,051)   (5,647,918) $(39,815,727)      523,815  $  4,649,327     3,279,557  $ 26,187,617
                   ============  ============  ============  ============  ============  ============  ============  ============

                                                                MID CAP VALUE SERIES
                   --------------------------------------------------------------------------------------------------------------
                                        INITIAL CLASS                                           SERVICE CLASS
                   ------------------------------------------------------  ------------------------------------------------------
                         SIX MONTHS ENDED             YEAR ENDED                SIX MONTHS ENDED              YEAR ENDED
                          JUNE 30, 2004            DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                   --------------------------  --------------------------  --------------------------  --------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                  --  $         --            --  $         --     2,663,133  $ 29,199,216     2,401,174  $ 22,364,748
Shares issued to
  shareholders in
  reinvestment of
  distributions              56           582             3            24        44,505       457,957           197         1,626
Shares reacquired            --            --            --            --    (2,362,016)  (25,888,322)     (963,044)   (9,070,063)
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net increase               56  $        582             3  $         24       345,622  $  3,768,851     1,438,327  $ 13,296,311
                   ============  ============  ============  ============  ============  ============  ============  ============

                                                                NEW DISCOVERY SERIES
                   --------------------------------------------------------------------------------------------------------------
                                        INITIAL CLASS                                           SERVICE CLASS
                   ------------------------------------------------------  ------------------------------------------------------
                         SIX MONTHS ENDED             YEAR ENDED                SIX MONTHS ENDED              YEAR ENDED
                          JUNE 30, 2004            DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                   --------------------------  --------------------------  --------------------------  --------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold          10,191,827  $134,031,340    22,713,040  $247,375,353     8,508,012  $109,579,180    12,808,961  $142,295,303
Shares reacquired   (10,854,084) (142,490,854)  (24,228,090) (260,743,048)   (7,419,736)  (95,311,212)  (10,887,079) (120,824,458)
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
    (decrease)         (662,257) $ (8,459,514)   (1,515,050) $(13,367,695)    1,088,276  $ 14,267,968     1,921,882  $ 21,470,845
                   ============  ============  ============  ============  ============  ============  ============  ============

                                                            RESEARCH INTERNATIONAL SERIES
                   --------------------------------------------------------------------------------------------------------------
                                        INITIAL CLASS                                           SERVICE CLASS
                   ------------------------------------------------------  ------------------------------------------------------
                         SIX MONTHS ENDED             YEAR ENDED                SIX MONTHS ENDED              YEAR ENDED
                          JUNE 30, 2004            DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                   --------------------------  --------------------------  --------------------------  --------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold           1,354,011  $ 16,817,806     2,906,178  $ 30,361,049     5,003,733  $ 62,409,513     5,228,152  $ 53,171,179
Shares issued to
  shareholders in
  reinvestment of
  distributions          31,672       370,243        40,840       380,627        13,751       159,924         3,267        30,347
Shares reacquired    (1,476,835)  (18,288,530)   (3,691,524)  (37,365,238)   (3,920,662)  (49,093,832)   (3,591,239)  (36,088,293)
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
    (decrease)          (91,152) $ (1,100,481)     (744,506) $ (6,623,562)    1,096,822  $ 13,475,605     1,640,180  $ 17,113,233
                   ============  ============  ============  ============  ============  ============  ============  ============

                                                              STRATEGIC GROWTH SERIES
                   --------------------------------------------------------------------------------------------------------------
                                        INITIAL CLASS                                           SERVICE CLASS
                   ------------------------------------------------------  ------------------------------------------------------
                         SIX MONTHS ENDED             YEAR ENDED                SIX MONTHS ENDED              YEAR ENDED
                          JUNE 30, 2004            DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                   --------------------------  --------------------------  --------------------------  --------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold           1,293,554  $  9,340,772     3,236,703  $ 21,208,639     7,959,363  $ 58,069,262     6,207,143  $ 41,658,338
Shares reacquired    (1,466,242)  (10,541,098)   (3,400,634)  (21,655,558)   (6,908,197)  (50,410,501)   (2,841,608)  (19,082,216)
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
    (decrease)         (172,688) $ (1,200,326)     (163,931) $   (446,919)    1,051,166  $  7,658,761     3,365,535  $ 22,576,122
                   ============  ============  ============  ============  ============  ============  ============  ============

                                                               STRATEGIC VALUE SERIES
                   --------------------------------------------------------------------------------------------------------------
                                        INITIAL CLASS                                           SERVICE CLASS
                   ------------------------------------------------------  ------------------------------------------------------
                         SIX MONTHS ENDED             YEAR ENDED                SIX MONTHS ENDED              YEAR ENDED
                          JUNE 30, 2004            DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                   --------------------------  --------------------------  --------------------------  --------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                  --  $         --            --  $         --       475,813  $  4,876,667     1,245,004  $ 11,220,828
Shares issued to
  shareholders in
  reinvestment of
  distributions              19           186             1            11        22,943       223,464           438         3,639
Shares reacquired            --            --            --            --      (356,153)   (3,634,160)     (562,914)   (5,226,898)
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net increase               19  $        186             1  $         11       142,603  $  1,465,971       682,528  $  5,997,569
                   ============  ============  ============  ============  ============  ============  ============  ============

                                                                 TECHNOLOGY SERIES
                     ------------------------------------------------------------------------------------------------------------
                                        INITIAL CLASS                                           SERVICE CLASS
                     ----------------------------------------------------  ------------------------------------------------------
                           SIX MONTHS ENDED           YEAR ENDED                SIX MONTHS ENDED              YEAR ENDED
                            JUNE 30, 2004          DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                     ------------------------  --------------------------  --------------------------  --------------------------
                        SHARES      AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold           1,309,637  $  5,382,171     5,647,401  $ 19,930,088       337,830  $  1,359,676       874,566  $  3,202,873
Shares issued in
  connection with
  acquisition of
  MFS/Sun Life
  Global
  Telecommunications
  Series                     --            --       414,189     1,619,479            --            --       149,182       578,825
Shares reacquired    (1,853,001)   (7,547,657)   (4,120,441)  (14,463,021)     (350,803)   (1,398,929)     (556,004)   (2,070,145)
                     ----------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
    (decrease)         (543,364) $ (2,165,486)    1,941,149  $  7,086,546       (12,973) $    (39,253)      467,744  $  1,711,553
                     ==========  ============  ============  ============  ============  ============  ============  ============

                                                                    VALUE SERIES
                   --------------------------------------------------------------------------------------------------------------
                                        INITIAL CLASS                                           SERVICE CLASS
                   ------------------------------------------------------  ------------------------------------------------------
                         SIX MONTHS ENDED             YEAR ENDED                SIX MONTHS ENDED              YEAR ENDED
                          JUNE 30, 2004            DECEMBER 31, 2003              JUNE 30, 2004            DECEMBER 31, 2003
                   --------------------------  --------------------------  --------------------------  --------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold           4,212,727  $ 58,169,628    10,095,874  $121,420,880     5,712,519  $ 78,683,141     5,856,038  $ 71,134,766
Shares issued to
  shareholders in
  reinvestment of
  distributions         306,054     4,095,007       392,757     4,371,388        85,537     1,140,200        70,238       779,643
Shares reacquired    (4,830,663)  (66,691,305)  (11,813,004) (139,315,973)   (4,706,221)  (64,829,865)   (3,982,922)  (48,402,688)
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
    (decrease)         (311,882) $ (4,426,670)   (1,324,373) $(13,523,705)    1,091,835  $ 14,993,476     1,943,354  $ 23,511,721
                   ============  ============  ============  ============  ============  ============  ============  ============

(6) LINE OF CREDIT

The Trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to each series for the six months ended June 30, 2004 were as follows:

                                                                                          COMMITMENT
                                                                                             FEE
         --------------------------------------------------------------------------------------------
         Capital Opportunities Series                                                    $      1,540
         Core Equity Series                                                                       145
         International Growth Series                                                              669
         Massachusetts Investors Growth Stock Series                                            2,792
         Mid Cap Value Series                                                                      55
         New Discovery Series                                                                     651
         Research International Series                                                            256
         Strategic Growth Series                                                                  169
         Strategic Value Series                                                                    22
         Technology Series                                                                         71
         Value Series                                                                           2,330

No series had significant borrowings during the period.

(7) FINANCIAL INSTRUMENTS

The Technology Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions


                                                                            NUMBER OF      PREMIUMS
                                                                            CONTRACTS      RECEIVED
                    ---------------------------------------------------------------------------------
                    Outstanding, beginning of period                            --       $         --
                    Options written                                              3             14,313
                    Options terminated in closing transactions                   1             (1,567)
                                                                           ------------  ------------
                    Outstanding, end of period                                   2       $     12,746
                                                                           ------------  ------------

At June 30, 2004, the series had sufficient cash and/or securities at least equal to the value of the written options.

(8) RESTRICTED SECURITIES

The Research International series may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2004, the series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.86% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

DESCRIPTION                                            DATE OF ACQUISITION    SHARES         COST          VALUE
-------------------------------------------------------------------------------------------------------------------
MOL Magyar Olaj-es Gazipari Rt., GDR                          4/2/04          26,110     $    960,368  $  1,018,290
                                                                                         ============  ============

(9) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sale of funds sponsored by MFS (including the series). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. The complaints by these regulatory authorities did not involve the series, but rather involved MFS' retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC.

Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing. Under the terms of the February Settlements, a $225 million pool has been established and funded by MFS for distribution to retail fund shareholders. MFS has further agreed with the NYAG to reduce its management fees by approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million. In addition, MFS and the retail funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

MFS and certain MFS funds and their trustees and affiliates have been named as defendants in class action and other lawsuits alleging similar claims concerning market timing and use of fund assets in recognition of fund sales and seeking damages of unspecified amounts.

Although MFS does not believe that these regulatory developments will have a material adverse effect on the series, there can be no assurance that these developments and/or the ongoing adverse publicity resulting from these developments will not result in increased redemptions, reduced sales or other adverse consequences.

(10) SUBSEQUENT EVENT

The series' investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004 transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, certain series accrued an estimate of the amount to be received upon final approval of the plan of distribution as follows:

                                                                                          SETTLEMENT    PER SHARE
                    SERIES                                                                  AMOUNT       IMPACT
                    -----------------------------------------------------------------------------------------------
                    Capital Opportunities Series                                         $    164,749  $       0.01
                    Core Equity Series                                                         25,093            --*
                    Massachusetts Investors Growth Stock Series                               745,769          0.01
                    Mid Cap Value Series                                                           17            --*
                    New Discovery Series                                                       17,321            --*
                    Research International Series                                               1,393            --*
                    Strategic Growth Series                                                     2,248            --*
                    Strategic Value Series                                                         12            --*
                    Technology Series                                                           5,845            --*
                    Value Series                                                               75,992            --*

* The per share impact was less than $0.01.

MFS/SUN LIFE SERIES TRUST
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Board of Trustees of the Series Fund provides broad supervision over the affairs of each Series. MFS is responsible for the investment management of each Series' assets and the officers of the Series Fund are responsible for its operations.

                              POSITION(S) HELD       TRUSTEE/OFFICER             PRINCIPAL OCCUPATION AND OTHER
  NAME, DATE OF BIRTH            WITH FUND               SINCE(1)         DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

C. James Prieur(3)                 Trustee              July 1999      Sun Life Assurance Company of Canada, President and
(born 04/21/51)                                                        Chief Operating Officer (since April 1999), General
                                                                       Manager, U.S. (until April 1999)

David D. Horn(3)                   Trustee             April 1986      Private investor; Retired; Sun Life Assurance
(born 06/07/41)                                                        Company of Canada, Former Senior Vice President and
                                                                       General Manager for the United States (until 1997)

INDEPENDENT TRUSTEES

J. Kermit Birchfield              Chairman               May 1997      Consultant; Century Partners, Inc. (investments),
(born 01/08/40)                                                        Managing Director; Displaytech, Inc. (manufacturer
                                                                       of liquid crystal display technology), Director

Robert C. Bishop                   Trustee               May 2001      AutoImmune Inc. (pharmaceutical product
(born 01/13/43)                                                        development), Chairman, President and Chief
                                                                       Executive Officer; Caliper Life Sciences Corp.
                                                                       (laboratory analytical instruments), Director;
                                                                       Millipore Corporation (purification/filtration
                                                                       products), Director; Quintiles Transnational Corp.
                                                                       (contract services to the medical industry),
                                                                       Director

Frederick H. Dulles                Trustee               May 2001      Ten State Street LLP (law firm), Partner; McFadden,
(born 03/12/42)                                                        Pilkington & Ward LLP (solicitors and registered
                                                                       foreign lawyers), Partner (until June 2003); Jackson
                                                                       & Nash, LLP (law firm), Of Counsel (January 2000 to
                                                                       November 2000)

Derwyn F. Phillips                 Trustee              April 1986     Retired
(born 08/31/30)

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                              POSITION(S) HELD       TRUSTEE/OFFICER             PRINCIPAL OCCUPATION AND OTHER
  NAME, DATE OF BIRTH            WITH FUND               SINCE(1)         DIRECTORSHIPS(1) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Ronald G. Steinhart                Trustee               May 2001      Private investor; Bank One, Texas N.A., Vice
(born 06/15/40)                                                        Chairman and Director (January 2000 to January
                                                                       2001); Bank One Corporation, Officer (until January
                                                                       2000); Carreker Corporation (consultant and
                                                                       technology provider to financial institutions),
                                                                       Director; Prentiss Properties Trust (real estate
                                                                       investment trust), Director; United Auto Group, Inc.
                                                                       (automotive retailer), Director

Haviland Wright                    Trustee               May 2001      Hawaii Small Business Development Center, Kaua'i
(born 07/21/48)                                                        Center, Center Director (since March 2002);
                                                                       Displaytech, Inc. (manufacturer of liquid crystal
                                                                       display technology), Chairman and Chief Executive
                                                                       Officer (until March 2002)

TRUSTEE EMERITUS

Garth Marston                 Trustee Emeritus                         Retired
(born 04/28/26)

Samuel Adams                  Trustee Emeritus                         Retired
(born 10/19/25)

OFFICERS

Robert J. Manning(4)              President           February 2004    Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                        Executive Officer, President, Chief Investment
                                                                       Officer and Director

John W. Ballen(4)           President and Trustee   August 2001 until  Massachusetts Financial Services Company, Chief
(born 09/12/59)                                       February 2004    Executive Officer and Director (until February 2004)

James R. Bordewick, Jr.(4) Assistant Secretary and    February 1997    Massachusetts Financial Services Company, Senior
(born 03/06/59)                Assistant Clerk                         Vice President and Associate General Counsel

Stephen E. Cavan(4)          Secretary and Clerk      December 1989    Massachusetts Financial Services Company, Senior
(born 11/06/53)                                      until March 2004  Vice President, General Counsel and Secretary
                                                                       (until March 2004)

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                              POSITION(S) HELD       TRUSTEE/OFFICER             PRINCIPAL OCCUPATION AND OTHER
  NAME, DATE OF BIRTH            WITH FUND               SINCE(1)         DIRECTORSHIPS(1) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(4)      Assistant Treasurer         May 2003      Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                        President (since April 2003); Brown Brothers
                                                                       Harriman & Co., Senior Vice President (November 2002
                                                                       to April 2003); ING Groep N.V./Aeltus Investment
                                                                       Management, Senior Vice President (prior to November
                                                                       2002)

Robert R. Flaherty(4)        Assistant Treasurer       October 2000    Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                        President (since August 2000); UAM Fund Services,
                                                                       Senior Vice President (prior to August 2000)

Richard M. Hisey(4)               Treasurer            August 2002     Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                        Vice President (since July 2002); The Bank of New
                                                                       York, Senior Vice President (September 2000 to July
                                                                       2002); Lexington Global Asset Managers, Inc.,
                                                                       Executive Vice President and Chief Financial Officer
                                                                       (prior to September 2000); Lexington Funds, Chief
                                                                       Financial Officer (prior to September 2000)

Ellen Moynihan(4)            Assistant Treasurer         May 1997      Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                        President

Frank L. Tarantino            Independent Cheif      September 2004    Tarantino LLC (provider of compliance services),
(born 03/07/44)               Compliance Officer                       Principal (since June 2004); CRA Business Strategies
                                                                       Group (consulting services), Executive Vice
                                                                       President (April 2003 to June 2004); David L. Babson
                                                                       & Co. (investment adviser), Managing Director, Chief
                                                                       Administrative Officer and Director (February 1997
                                                                       to March 2003)

James O. Yost(4) (born       Assistant Treasurer        April 1992     Massachusetts Financial Services Company, Senior Vice
06/12/60)                                                              President

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Series Fund does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Series Fund and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 36 Accounts/Series.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

MFS(R)/SUN LIFE SERIES TRUST

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's website at http://www.sec.gov

PORTFOLIO MANAGERS++

Margaret Adams
William J. Adams
John F. Addeo
S. Irfan Ali
David A. Antonelli
Edward Baldini
T. Kevin Beatty
David M. Calabro
James J. Calmas
Barry P. Dargan
Kenneth J. Enright
Eric B. Fischman
Steven R. Gorham
Robert Henderson
Alan Langsner
John D. Laupheimer, Jr.
Oliver Lebleau
Camille Lee
Gregory Locraft
Kate Mead
Thomas Melendez
Constantinos Mokas
Edward L. O'Dette
Betsy Palmer
Stephen Pesek
Scott B. Richards
Michael W. Roberge
Matthew W. Ryan
Daniel Scherman
David E. Sette-Ducati
Maura A. Shaughnessy
Nicholas Smithie
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi
Barnaby Wiener
Thomas Wetherald

(C)2004 MFS/Sun Life Financial Distributors, Inc.
++MFS Investment Management(R)

                                                              SUNC-SEM-8/04 195M

ITEM 2. CODE OF ETHICS.

Applicable for semi-annual reports if the registrant has amended the code of ethics during the period covered by the report or has granted a waiver, including an implicit waiver, from a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time. [Applicable for periods ending on or after July 9, 2004 (beginning with Form N-CSRs filed at the end of September, 2004 for July 31, 2004 reporting period.)]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted procedures by which shareholders may send communications, including recommendations for nominees to the Registrant's Board, to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of series of the Registrant], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, c/o Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the series of the Registrant to which it relates, and (iii) identify the class and number of shares held by the shareholder.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (1) [**An amendment to the code of ethics, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: The amendment is attached hereto.**][**APPLICABLE IF THE REGISTRANT HAS AMENDED ITS CODE OF ETHICS DURING THE PERIOD COVERED BY REPORT**]

     (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MFS/SUN LIFE SERIES TRUST
            --------------------------------------------------------------------


By (Signature and Title)*  ROBERT J. MANNING
                          ------------------------------------------------------
                          Robert J. Manning, President

Date: August 23, 2004
      ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  ROBERT J. MANNING
                          ------------------------------------------------------
                          Robert J. Manning, President
                          (Principal Executive Officer)

Date: August 23, 2004
      ---------------

By (Signature and Title)*  RICHARD M. HISEY
                          ------------------------------------------------------
                          Richard M. Hisey, Treasurer
                          (Principal Financial Officer and Accounting Officer)

Date: August 23, 2004
      ---------------


* Print name and title of each signing officer under his or her signature.